UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Scott Whisten

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3367

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Report to Shareholders

Allianz Funds

Multi-Strategy Trust

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

September 30, 2019

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Multi Asset Income Fund

AllianzGI Global Allocation Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Core Bond Fund

AllianzGI Core Plus Bond Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Emerging Markets SRI Debt Fund (formerly AllianzGI Emerging Markets Debt Fund)

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global High Yield Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI Green Bond Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI PerformanceFee Managed Futures Strategy Fund

AllianzGI PerformanceFee Structured US Equity Fund

AllianzGI PerformanceFee Structured US Fixed Income Fund

AllianzGI Preferred Securities and Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Short Term Bond Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds Multi-Strategy Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

2–3	Letter from the President

4–105	Fund Summaries

106–107	Important Information

108–110	Benchmark Descriptions

111–205	Schedules of Investments

206–219	Statements of Assets and Liabilities

220–232	Statements of Operations

234–249	Statements of Changes in Net Assets

250–309	Financial Highlights

310–389	Notes to Financial Statements

390	Report of Independent Registered Public Accounting Firm

391–392	Tax Information

393	Changes to the Board of Trustees/Shareholder Meeting Results

394–401	Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

402–403	Privacy Policy

404–406	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to each Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economic expansion continued during the twelve-month fiscal reporting period ended September 30, 2019, although the pace moderated. Economic growth overseas also weakened. Over this period, global equities generated mixed results. Meanwhile, the overall US bond market rallied sharply during the period.

12 Months in Review

For the twelve-month period ended September 30, 2019, US stocks, as measured by the Standard & Poor’s 500 Index, returned 4.25%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned -1.34% and 1.83%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) returned -2.02%. With respect to bonds, the Bloomberg Barclays US Credit Index returned 12.63%, whereas the Bloomberg Barclays Global High Yield Index returned 4.97%. The Bloomberg Barclays US Government Bond Index returned 7.42%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, gained 10.30%. The Bloomberg Barclays Global Aggregate Index returned 7.60%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.2% annual pace during the fourth quarter of 2018. The US economy then grew at a 3.1% and 2.0% annual pace during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third quarter 2019 GDP growth — released after the reporting period ended — was 1.9%.

Looking back, the US Federal Reserve (the “Fed”) raised rates four times in 2018, with the last hike pushing the federal funds rate to a range between 2.25% and 2.50%. However, at its January 2019 meeting, the Fed indicated that it expected to pause in its tightening monetary policy as it monitored incoming economic data. Then, at its June 2019 meeting, the Federal Open Market Committee (the “Committee”) communicated that it “continues to view sustained expansion of economic activity, strong labor market conditions, and inflation near the Committee’s symmetric two percent objective as the most likely outcomes, but uncertainties about this outlook have increased.” As expected, at its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This was the Fed’s first rate cut since 2008. On September 18, 2019, the Fed lowered the federal funds rate to a range between 1.75% and 2.00%. Finally, on October 30, 2019 — after the reporting period ended, the Fed further reduced the federal funds rate to a range between 1.50% and 1.75%.

2	September 30, 2019 |	Annual Report

Outlook

The US economy continues to expand, driven by household consumption, low unemployment and low inflation. However, other recent cyclical data points, including manufacturing activity and a slowdown in job creation, suggest that growth may continue at a more moderate pace.

We believe it is unclear whether the internal dynamics of the US economy can compensate for the deterioration of the global environment. Trade tensions between the US and China have worsened, the risk of a hard Brexit persists and global growth has slowed. Even though Fed Chair Jerome Powell dismissed the risk of recession in his recent statements, we believe these downside global risks should be at the heart of his concerns.

In this power struggle between robust domestic growth and increasing global risks, we do not expect the Fed to take any chances. Instead, we expect the central bank to continue its accommodative monetary policy by keeping the cost of borrowing low. As expected, the Fed lowered the federal funds rate in July, September and October. According to the Fed, these were mid-cycle adjustments to support growth and were not the start of a rate-cutting cycle. However, many investors expect two additional rate cuts in 2020.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

Trustee, President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Annual Report	| September 30, 2019	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2018 through September 30, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (collectively, the “Funds” and each a “Fund”) returned between -2.10% and 3.19%, with shorter-dated Funds posting more favorable results. In terms of relative performance, all strategies underperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the twelve-month period.

Market Overview

Global equities experienced a volatile 12 months. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. US, European and Asia ex-Japan equities produced strong gains. Japanese stocks retreated and emerging market equities broadly lagged developing market stocks. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks.

Global bonds soared over the twelve-month period. Yields fell sharply as major central banks undertook policy U-turns, swinging from a bias for tighter monetary policy to a far more dovish stance. In the US, the yield on the 10-year Treasury bond plunged from a peak of over 3.2% in October 2018 to briefly fall below 1.5% at the end of August 2019, its lowest level since the summer of 2016, while the 30-year bond traded below 2.0% for the first time on record. Elsewhere, the entire German yield curve moved below zero. By the end of August 2019, the total amount of bonds trading on negative yields had risen to over $16 trillion, more than a quarter of the global bond universe.

US economic momentum slowed as the fiscal stimulus from tax cuts faded and US-China trade tensions started to impact the manufacturing sector. After raising rates in December 2018, only seven months later the US Federal Reserve (“Fed”) was forced to cut rates in July 2019, with another cut following in September 2019, to counter the effects of the slowing economy. Outside of the US economy, economic activity slowed as exports were hit by lower trade. In September 2019, the European Central Bank reinstated its bond-buying program, which it had only ended at the end of 2018, and lowered interest rates. Elsewhere, central banks across the developed and developing world moved to reduce borrowing costs.

Despite signs that US economic activity was moderating, the US dollar held up relatively well, reflecting the even weaker outlook elsewhere. The Japanese yen performed even better as its safe-haven status meant it was a beneficiary of global stock market volatility. Both the Euro and the British pound weakened; the former was affected by fears that the German economy may fall into recession while fears of a no-deal Brexit weighed on sterling.

Portfolio Review

The twelve-month period was challenging due to the number of rapid changes in market sentiment throughout the period. Expectations were for relatively higher economic growth at the start of the period, turning to very acute concerns of recession and deflation by late fourth quarter 2018, and then switching to a focus on the rapidly slowing global growth outlook early in 2019 compounded by the backdrop of increasingly tense US/China trade relations. The Funds were generally overweight in equities, and specifically in US equities as markets began to fall in October 2018. Though the Funds’ attempted to remove the riskiest investments throughout the fourth quarter, these allocation decisions detracted from performance as the US stock market underperformed against the other major developed equity indices. In addition, individual security selection within the underlying equity sleeves detracted from performance throughout much of the period. The shorter vintages had stronger performance relative to longer vintages due to lower exposures to the affected equity sleeves, and due to higher duration weighting within fixed income. Asset allocation on the whole detracted only slightly since the beginning of 2019, and benefited from opportunistic exposures in fixed income taking advantage of lower interest rates, and from the addition of opportunistic positions in emerging market debt and Italian government bonds ahead of the improving outlook in both markets.

Outlook

As of period end September 30, 2019, Fund positioning reflects a constructive view toward global equities, with a tilt toward US equities. In fixed income, the Fund is positioned to be long in duration-weighted terms to US Treasuries based on our quantitative signals. In currencies, the Fund is for the most part, long the US dollar versus other major currencies.

We anticipate ongoing sub-par global growth for the foreseeable future and acknowledge that there may be asymmetric risks to the downside. Our fundamental models indicate a rising risk of recession in light of growing late cycle imbalances. Moreover, the geopolitical risks that have been weighing on sentiment for more than a year, including the ongoing trade war, a lack of resolution to Brexit combined with more recent political developments in the US as impeachment proceedings take place are persistent sources of uncertainty.

However, we take seriously the possibility that expectations have overshot to the pessimistic side now that bond markets are exceedingly bearish and nominal yields are indicative of a contractionary economic environment. As such, should sources of geopolitical uncertainty get resolved and macroeconomic fundamentals surprise to the upside, expectations could quickly reset with positive implications for risk assets—at least temporarily. We see pockets of opportunity amidst the prevailing pessimism and will closely monitor the current economic data, policy statements from central banks and geopolitical developments for signs that the long-expected slowdown in global growth could be pushed further into the future.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

4	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	3.19%	3.85%	5.23%	6.62%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–2.49%	2.68%	4.63%	6.06%
AllianzGI Retirement 2020 Fund Class C	2.37%	3.07%	4.43%	5.82%
AllianzGI Retirement 2020 Fund Class C (adjusted)	1.40%	3.07%	4.43%	5.82%
AllianzGI Retirement 2020 Fund Class R	2.42%	3.03%	4.65%	6.06%
AllianzGI Retirement 2020 Fund Class P	3.41%	4.15%	5.52%	6.91%
AllianzGI Retirement 2020 Fund Class R6	3.55%	4.25%	5.62%	7.02%
AllianzGI Retirement 2020 Fund Administrative Class	3.13%	3.87%	5.26%	6.66%
Morningstar Lifetime Moderate 2020 Index	6.53%	5.57%	7.64%	9.18%
AllianzGI 2020 Strategic Benchmark	6.95%	5.07%	5.58%	6.57%
Lipper Mixed-Asset Target 2020 Funds Average	4.89%	4.77%	6.75%	8.19%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.19% for Class A shares, 1.94% for Class C shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Global Dynamic Allocation	64.9%

AllianzGI Advanced Core Bond	18.5%

Vanguard Mortgage-Backed Securities	4.5%

Vanguard Intermediate-Term Corporate Bond	3.0%

AllianzGI Best Styles U.S. Equity	1.6%

AllianzGI Short Duration High Income	1.4%

iShares TIPS Bond	1.0%

Invesco DB Gold	1.0%

Other	1.3%

Cash & Equivalents — Net	2.8%

Annual Report	| September 30, 2019	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,035.40	$1,031.10	$1,033.00	$1,036.20	$1,037.20	$1,035.30

Expenses Paid During Period	$2.04	$5.86	$3.77	$0.51	$0.01	$1.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.06	$1,019.30	$1,021.36	$1,024.57	$1,025.06	$1,023.26

Expenses Paid During Period	$2.03	$5.82	$3.75	$0.51	$0.01	$1.83

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class A, 1.15% for Class C, 0.74% for Class R, 0.10% for Class P, less than 0.005% for Class R6 and 0.36% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	1.07%	4.30%	5.29%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–4.48%	3.12%	4.53%
AllianzGI Retirement 2025 Fund Class R	0.74%	3.93%	4.91%
AllianzGI Retirement 2025 Fund Class P	1.31%	4.60%	5.60%
AllianzGI Retirement 2025 Fund Class R6	1.52%	4.73%	5.71%
AllianzGI Retirement 2025 Fund Administrative Class	1.16%	4.35%	5.34%
Morningstar Lifetime Moderate 2025 Index	6.22%	6.04%	8.67%
AllianzGI 2025 Strategic Benchmark	5.91%	5.61%	6.13%
Lipper Mixed-Asset Target 2025 Funds Average	4.41%	5.30%	7.65%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.23% for Class A shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Global Dynamic Allocation	79.7%

AllianzGI Advanced Core Bond	7.1%

AllianzGI Best Styles U.S. Equity	5.1%

Vanguard Intermediate-Term Corporate Bond	1.0%

iShares TIPS Bond	1.0%

Invesco DB Gold	1.0%

AllianzGI Emerging Markets Small-Cap	0.5%

AllianzGI Emerging Markets SRI Debt	0.4%

Cash & Equivalents — Net	4.2%

Annual Report	| September 30, 2019	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,027.20	$1,025.60	$1,027.80	$1,029.50	$1,027.70

Expenses Paid During Period	$1.83	$3.61	$0.31	$0.01	$1.58

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.26	$1,021.51	$1,024.77	$1,025.06	$1,023.51

Expenses Paid During Period	$1.83	$3.60	$0.30	$0.01	$1.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.36% for Class A, 0.71% for Class R, 0.06% for Class P, less than 0.005% for Class R6 and 0.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

8	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	–0.24%	4.47%	6.00%	7.78%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–5.73%	3.30%	5.40%	7.21%
AllianzGI Retirement 2030 Fund Class C	–1.00%	3.69%	5.20%	7.00%
AllianzGI Retirement 2030 Fund Class C (adjusted)	–1.92%	3.69%	5.20%	7.00%
AllianzGI Retirement 2030 Fund Class R	–0.60%	4.10%	5.65%	7.46%
AllianzGI Retirement 2030 Fund Class P	0.09%	4.79%	6.30%	8.11%
AllianzGI Retirement 2030 Fund Class R6	0.20%	4.89%	6.40%	8.21%
AllianzGI Retirement 2030 Fund Administrative Class	–0.18%	4.54%	6.06%	7.87%
Morningstar Lifetime Moderate 2030 Index	5.40%	6.50%	8.90%	10.79%
AllianzGI 2030 Strategic Benchmark	4.95%	6.05%	6.71%	8.07%
Lipper Mixed-Asset Target 2030 Funds Average	3.71%	5.78%	7.96%	9.57%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.82% for Class P shares, 0.72% for Class R6 shares and 1.07% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Global Dynamic Allocation	80.1%

AllianzGI Best Styles U.S. Equity	9.2%

AllianzGI Advanced Core Bond	2.5%

AllianzGI Emerging Markets Small-Cap	1.0%

Invesco DB Gold	1.0%

Cash & Equivalents — Net	6.2%

Annual Report	| September 30, 2019	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,024.10	$1,020.40	$1,022.10	$1,025.80	$1,026.70	$1,024.80

Expenses Paid During Period	$1.78	$5.57	$3.55	$0.25	$0.01	$1.52

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.31	$1,019.55	$1,021.56	$1,024.82	$1,025.06	$1,023.56

Expenses Paid During Period	$1.78	$5.57	$3.55	$0.25	$0.01	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.70% for Class R, 0.05% for Class P, less than 0.005% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

10	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	–1.06%	4.80%	6.60%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–6.50%	3.62%	5.83%
AllianzGI Retirement 2035 Fund Class R	–1.41%	4.43%	6.23%
AllianzGI Retirement 2035 Fund Class P	–0.74%	5.12%	6.94%
AllianzGI Retirement 2035 Fund Class R6	–0.65%	5.22%	7.03%
AllianzGI Retirement 2035 Fund Administrative Class	–1.03%	4.84%	6.65%
Morningstar Lifetime Moderate 2035 Index	4.24%	6.84%	10.14%
AllianzGI 2035 Strategic Benchmark	4.10%	6.32%	7.81%
Lipper Mixed-Asset Target 2035 Funds Average	2.84%	6.29%	8.88%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense, which include the Acquired Fund Fees and Expenses, ratios are 1.16% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Global Dynamic Allocation	55.9%

AllianzGI Best Styles U.S. Equity	11.4%

AllianzGI Best Styles Global Equity	8.0%

AllianzGI International Growth	5.0%

AllianzGI Advanced Core Bond	2.0%

AllianzGI Small-Cap	1.5%

AllianzGI Emerging Markets Small-Cap	1.0%

AllianzGI NFJ Mid-Cap Value	1.0%

Other	2.6%

Cash & Equivalents — Net	11.6%

Annual Report	| September 30, 2019	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.10	$1,019.50	$1,023.30	$1,023.30	$1,021.50

Expenses Paid During Period	$2.13	$3.90	$0.61	$0.05	$1.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.96	$1,021.21	$1,024.47	$1,025.02	$1,023.21

Expenses Paid During Period	$2.13	$3.90	$0.61	$0.05	$1.88

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 0.77% for Class R, 0.12% for Class P, less than 0.01% for Class R6 and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

12	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	–1.66%	4.95%	6.77%	8.84%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–7.07%	3.77%	6.16%	8.26%
AllianzGI Retirement 2040 Fund Class C	–2.41%	4.16%	5.97%	8.01%
AllianzGI Retirement 2040 Fund Class C (adjusted)	–3.32%	4.16%	5.97%	8.01%
AllianzGI Retirement 2040 Fund Class R	–2.02%	4.58%	6.42%	8.48%
AllianzGI Retirement 2040 Fund Class P	–1.39%	5.27%	7.07%	9.14%
AllianzGI Retirement 2040 Fund Class R6	–1.29%	5.37%	7.17%	9.24%
AllianzGI Retirement 2040 Fund Administrative Class	–1.65%	4.99%	6.81%	8.88%
Morningstar Lifetime Moderate 2040 Index	3.23%	6.98%	9.42%	11.45%
AllianzGI 2040 Strategic Benchmark	3.35%	6.38%	7.50%	9.20%
Lipper Mixed-Asset Target 2040 Funds Average	2.35%	6.41%	8.61%	10.26%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Global Dynamic Allocation	34.9%

AllianzGI Best Styles Global Equity	20.0%

AllianzGI Best Styles U.S. Equity	13.2%

AllianzGI International Growth	7.9%

AllianzGI Best Styles Global Managed Volatility	5.0%

AllianzGI NFJ Mid-Cap Value	2.0%

AllianzGI Focused Growth	2.0%

AllianzGI Emerging Markets Small-Cap	1.0%

Other	2.0%

Cash & Equivalents — Net	12.0%

Annual Report	| September 30, 2019	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,020.90	$1,017.00	$1,019.10	$1,022.80	$1,022.80	$1,021.50

Expenses Paid During Period	$2.38	$6.17	$4.15	$0.86	$0.35	$2.18

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.71	$1,018.95	$1,020.96	$1,024.22	$1,024.72	$1,022.91

Expenses Paid During Period	$2.38	$6.17	$4.15	$0.86	$0.36	$2.18

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class A, 1.22% for Class C, 0.82% for Class R, 0.17% for Class P, 0.07% for Class R6 and 0.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

14	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	–2.07%	5.11%	7.35%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–7.45%	3.93%	6.58%
AllianzGI Retirement 2045 Fund Class R	–2.43%	4.76%	6.98%
AllianzGI Retirement 2045 Fund Class P	–1.80%	5.44%	7.68%
AllianzGI Retirement 2045 Fund Class R6	–1.66%	5.57%	7.79%
AllianzGI Retirement 2045 Fund Administrative Class	–1.97%	5.17%	7.40%
Morningstar Lifetime Moderate 2045 Index	2.62%	6.97%	10.37%
AllianzGI 2045 Strategic Benchmark	2.96%	6.46%	8.65%
Lipper Mixed-Asset Target 2045 Funds Average	1.94%	6.66%	9.41%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.07% for Class A shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Best Styles Global Equity	24.0%

AllianzGI Global Dynamic Allocation	23.2%

AllianzGI Best Styles U.S. Equity	14.4%

AllianzGI International Growth	10.0%

AllianzGI Best Styles Global Managed Volatility	5.6%

AllianzGI NFJ Mid-Cap Value	2.8%

AllianzGI Focused Growth	2.0%

AllianzGI Emerging Markets Small-Cap	1.0%

Other	2.3%

Cash & Equivalents — Net	14.7%

Annual Report	| September 30, 2019	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,020.00	$1,018.00	$1,021.10	$1,022.20	$1,020.10

Expenses Paid During Period	$2.53	$4.25	$1.01	$0.51	$2.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.56	$1,020.86	$1,024.07	$1,024.57	$1,022.81

Expenses Paid During Period	$2.54	$4.26	$1.01	$0.51	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 0.84% for Class R, 0.20% for Class P, 0.10% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

16	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	–2.09%	5.08%	7.12%	9.16%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–7.48%	3.89%	6.52%	8.59%
AllianzGI Retirement 2050 Fund Class C	–2.87%	4.30%	6.32%	8.36%
AllianzGI Retirement 2050 Fund Class C (adjusted)	–3.77%	4.30%	6.32%	8.36%
AllianzGI Retirement 2050 Fund Class R	–2.46%	4.70%	6.77%	8.82%
AllianzGI Retirement 2050 Fund Class P	–1.84%	5.39%	7.43%	9.48%
AllianzGI Retirement 2050 Fund Class R6	–1.74%	5.50%	7.53%	9.58%
AllianzGI Retirement 2050 Fund Administrative Class	–2.08%	5.13%	7.17%	9.23%
Morningstar Lifetime Moderate 2050 Index	2.39%	6.89%	9.28%	11.39%
AllianzGI 2050 Strategic Benchmark	2.76%	6.50%	7.63%	9.34%
Lipper Mixed-Asset Target 2050+ Funds Average	1.94%	6.63%	8.79%	10.39%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which includes the Acquired Fund Fees and Expenses, are 1.06% for Class A shares, 1.81% for Class C shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which includes the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Best Styles Global Equity	30.9%

AllianzGI Global Dynamic Allocation	17.3%

AllianzGI Best Styles U.S. Equity	14.3%

AllianzGI International Growth	9.9%

AllianzGI Best Styles Global Managed Volatility	6.0%

AllianzGI NFJ Mid-Cap Value	3.4%

AllianzGI Focused Growth	2.0%

AllianzGI Emerging Markets Small-Cap	1.0%

Other	2.5%

Cash & Equivalents — Net	12.7%

Annual Report	| September 30, 2019	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.50	$1,017.30	$1,019.50	$1,022.90	$1,023.30	$1,021.50

Expenses Paid During Period	$2.58	$6.37	$4.35	$1.06	$0.56	$2.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.51	$1,018.75	$1,020.76	$1,024.02	$1,024.52	$1,022.76

Expenses Paid During Period	$2.59	$6.38	$4.36	$1.07	$0.56	$2.33

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.51% for Class A, 1.26% for Class C, 0.86% for Class R, 0.21% for Class P, 0.11% for Class R6 and 0.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

18	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	–2.10%	5.05%	7.48%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–7.49%	3.86%	6.70%
AllianzGI Retirement 2055 Fund Class R	–2.47%	4.68%	7.11%
AllianzGI Retirement 2055 Fund Class P	–1.86%	5.36%	7.81%
AllianzGI Retirement 2055 Fund Class R6	–1.72%	5.47%	7.91%
AllianzGI Retirement 2055 Fund Administrative Class	–2.10%	5.08%	7.52%
Morningstar Lifetime Moderate 2055 Index	2.29%	6.81%	10.18%
AllianzGI 2055 Strategic Benchmark	2.76%	6.50%	8.68%
Lipper Mixed-Asset Target 2055+ Funds Average	1.69%	6.80%	9.70%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.06% for Class A shares, 1.31% for Class R shares, 0.66% for Class P shares, 0.56% for Class R6 shares and 0.91% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Best Styles Global Equity	30.8%

AllianzGI Global Dynamic Allocation	17.1%

AllianzGI Best Styles U.S. Equity	13.0%

AllianzGI International Growth	9.9%

AllianzGI Best Styles Global Managed Volatility	6.0%

AllianzGI NFJ Mid-Cap Value	3.4%

AllianzGI Focused Growth	2.0%

AllianzGI Mid-Cap	1.4%

Other	3.0%

Cash & Equivalents — Net	13.4%

Annual Report	| September 30, 2019	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.20	$1,019.00	$1,022.20	$1,023.30	$1,021.20

Expenses Paid During Period	$2.63	$4.40	$1.12	$0.61	$2.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.46	$1,020.71	$1,023.97	$1,024.47	$1,022.71

Expenses Paid During Period	$2.64	$4.41	$1.12	$0.61	$2.38

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.52% for Class A, 0.87 for Class R, 0.22% for Class P, 0.12% for Class R6 and 0.47% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

20	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Multi Asset Income Fund

For the period of October 1, 2018 through September 30, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Multi Asset Income Fund (the “Fund”) returned 7.47%, underperforming the Bloomberg Barclays U.S. Universal Bond Index (the “benchmark”), which returned 10.07%.

Market Overview

Global equities experienced a volatile 12 months. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. US, European and Asia ex-Japan equities produced strong gains. Japanese stocks retreated and emerging market equities broadly lagged developing market stocks. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks.

Global bonds soared over the twelve-month period. Yields fell sharply as major central banks undertook policy U-turns, swinging from a bias for tighter monetary policy to a far more dovish stance. In the US, the yield on the 10-year Treasury bond plunged from a peak of over 3.2% in October 2018 to briefly fall below 1.5% at the end of August 2019, its lowest level since the summer of 2016, while the 30-year bond traded below 2.0% for the first time on record. Elsewhere, the entire German yield curve moved below zero. By the end of August 2019, the total amount of bonds trading on negative yields had risen to over $16 trillion, more than a quarter of the global bond universe.

US economic momentum slowed as the fiscal stimulus from tax cuts faded and US-China trade tensions started to impact the manufacturing sector. After raising rates in December 2018, only seven months later the US Federal Reserve (“Fed”) was forced to cut rates in July 2019, with another cut following in September 2019, to counter the effects of the slowing economy. Outside of the US economy, economic activity slowed as exports were hit by lower trade. In September 2019, the European Central Bank reinstated its bond-buying program, which it had only ended at the end of 2018, and lowered interest rates. Elsewhere, central banks across the developed and developing world moved to reduce borrowing costs.

Despite signs that US economic activity was moderating, the US dollar held up relatively well, reflecting the even weaker outlook elsewhere. The Japanese yen performed even better as its safe-haven status meant it was a beneficiary of global stock market volatility. Both the Euro and the British pound weakened; the former was affected by fears that the German economy may fall into recession while fears of a no-deal Brexit weighed on sterling.

Portfolio Review

The twelve-month period was challenging with a rapid shift in market expectations in the fourth quarter of 2018, from expecting relatively higher economic growth and inflation in the US at the start of the period and switching to concerns about recession and deflation in late fourth quarter 2018 into 2019. The extraordinary rally in US interest rates with the US 10-year Treasury Bond yield falling from 3.06% at the start of the period to 1.66% at the end drove the Fund’s underperformance as it was underweight core US fixed income and overweight income-generating assets such as high yield, bank loans, emerging market debt and preferred securities. On the other hand, the Fund benefitted from an overweight in real estate investment trusts (“REITs”), which rallied along with bonds, and positions in the Japanese yen and Italian bonds.

Outlook

As of period end September 30, 2019, Fund positioning reflects a constructive view toward global equities, with a tilt toward US equities. In fixed income, the Fund is positioned to be long in duration-weighted terms to US Treasuries based on our quantitative signals. In currencies, the Fund is for the most part, long the US dollar versus other major currencies.

We anticipate ongoing sub-par global growth for the foreseeable future and acknowledge that there may be asymmetric risks to the downside. Our fundamental models indicate a rising risk of recession in light of growing late cycle imbalances. Moreover, the geopolitical risks that have been weighing on sentiment for more than a year, including the ongoing trade war, a lack of resolution to Brexit combined with more recent political developments in the US as impeachment proceedings take place are persistent sources of uncertainty.

However, we take seriously the possibility that expectations have overshot to the pessimistic side now that bond markets are exceedingly bearish and nominal yields are indicative of a contractionary economic environment. As such, should sources of geopolitical uncertainty get resolved and macroeconomic fundamentals surprise to the upside, expectations could quickly reset with positive implications for risk assets—at least temporarily. We see pockets of opportunity amidst the prevailing pessimism and will closely monitor the current economic data, policy statements from central banks and geopolitical developments for signs that the long-expected slowdown in global growth could be pushed further into the future.

Annual Report	| September 30, 2019	21

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Multi Asset Income Fund Class A	7.47%	4.14%	5.17%	6.43%
AllianzGI Multi Asset Income Fund Class A (adjusted)	1.56%	2.97%	4.57%	5.87%
AllianzGI Multi Asset Income Fund Class C	6.64%	3.36%	4.38%	5.64%
AllianzGI Multi Asset Income Fund Class C (adjusted)	5.64%	3.36%	4.38%	5.64%
AllianzGI Multi Asset Income Fund Class R	7.08%	3.78%	4.82%	6.09%
AllianzGI Multi Asset Income Fund Class P	7.68%	4.44%	5.46%	6.73%
AllianzGI Multi Asset Income Fund Institutional Class	7.84%	4.50%	5.52%	6.78%
AllianzGI Multi Asset Income Fund Class R6	7.88%	4.56%	5.57%	6.84%
AllianzGI Multi Asset Income Fund Administrative Class	6.17%	3.73%	4.99%	6.27%
Bloomberg Barclays U.S. Universal Bond Index	10.07%	3.62%	4.14%	4.58%
AllianzGI Multi Asset Income Strategic Benchmark	8.04%	4.28%	4.77%	5.53%
MSCI World High Dividend Yield Index	4.98%	5.49%	7.97%	9.95%
Lipper Mixed-Asset Target Today Funds Average	5.80%	3.86%	5.07%	6.13%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.23% for Class A shares, 1.98% for Class C shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.78% for Institutional Class, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.60% for Institutional Class, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Short Duration High Income	13.0%

AllianzGI Preferred Securities & Income	10.1%

AllianzGI Floating Rate Note	10.0%

AllianzGI Emerging Markets SRI Debt	9.9%

AllianzGI Global High Yield	6.0%

PIMCO Senior Floating Rate	5.0%

AllianzGI Short Term Bond	5.0%

iShares International Select Dividend	5.0%

Other	32.2%

Cash & Equivalents — Net	3.8%

22	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Multi Asset Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,054.20	$1,050.20	$1,052.10	$1,055.00	$1,056.40	$1,056.70	$1,041.60

Expenses Paid During Period	$2.32	$6.17	$4.12	$0.88	$0.46	$0.15	$14.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.81	$1,019.05	$1,021.06	$1,024.22	$1,024.62	$1,024.92	$1,010.63

Expenses Paid During Period	$2.28	$6.07	$4.05	$0.86	$0.46	$0.15	$14.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.45% for Class A, 1.20% for Class C, 0.80% for Class R, 0.17% for Class P, 0.09% for Institutional Class, 0.03% for Class R6 and 2.88% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2019	23

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2018 through September 30, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned 3.05%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which returned 5.25%.

Market Overview

Global equities experienced a volatile 12 months. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. US, European and Asia ex-Japan equities produced strong gains. Japanese stocks retreated and emerging market equities broadly lagged developing market stocks. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks.

Global bonds soared over the twelve-month period. Yields fell sharply as major central banks undertook policy U-turns, swinging from a bias for tighter monetary policy to a far more dovish stance. In the US, the yield on the 10-year Treasury bond plunged from a peak of over 3.2% in October 2018 to briefly fall below 1.5% at the end of August 2019, its lowest level since the summer of 2016, while the 30-year bond traded below 2.0% for the first time on record. Elsewhere, the entire German yield curve moved below zero. By the end of August 2019, the total amount of bonds trading on negative yields had risen to over $16 trillion, more than a quarter of the global bond universe.

US economic momentum slowed as the fiscal stimulus from tax cuts faded and US-China trade tensions started to impact the manufacturing sector. After raising rates in December 2018, only seven months later the US Federal Reserve (“Fed”) was forced to cut rates in July 2019, with another cut following in September 2019, to counter the effects of the slowing economy. Outside of the US economy, economic activity slowed as exports were hit by lower trade. In September 2019, the European Central Bank reinstated its bond-buying program, which it had only ended at the end of 2018, and lowered interest rates. Elsewhere, central banks across the developed and developing world moved to reduce borrowing costs.

Despite signs that US economic activity was moderating, the US dollar held up relatively well, reflecting the even weaker outlook elsewhere. The Japanese yen performed even better as its safe-haven status meant it was a beneficiary of global stock market volatility. Both the Euro and the British pound weakened; the former was affected by fears that the German economy may fall into recession while fears of a no-deal Brexit weighed on sterling.

Portfolio Review

In terms of relative performance, both allocation and selection effects detracted from performance. For allocation, an underweight to investment grade corporate bonds detracted as did an underweight to emerging market equities over certain periods. An overweight to European equities in the latter part of the period also detracted. To a lesser extent, a tilt toward US equities had a negative impact. The portfolio benefitted from allocation in the opportunistic portion of the portfolio with the most meaningful contribution from emerging market debt and managed futures. In addition, an overweight to US Treasury bonds in duration-weighted terms, was additive to performance. While selection in US and European equities detracted, the positive selection effects from emerging market and developed Asia equities helped to partially offset this.

The Fund ended the period with a roughly 5% overweight to global equities concentrated in US equities. At the end of the period, the Fund had an overweight to US fixed income in terms of both exposure and duration relative to the benchmark. In the opportunistic portion of the Fund, it maintained exposure to emerging market debt and emerging market small cap equities, as well as to the managed futures strategy.

Outlook

As of period end September 30, 2019, Fund positioning reflects a constructive view toward global equities, with a tilt toward US equities. In fixed income, the Fund is positioned to be long in duration-weighted terms to US Treasuries based on our quantitative signals. In currencies, the Fund is for the most part, long the US dollar versus other major currencies.

We anticipate ongoing sub-par global growth for the foreseeable future and acknowledge that there may be asymmetric risks to the downside. Our fundamental models indicate a rising risk of recession in light of growing late cycle imbalances. Moreover, the geopolitical risks that have been weighing on sentiment for more than a year, including the ongoing trade war, a lack of resolution to Brexit combined with more recent political developments in the US as impeachment proceedings take place are persistent sources of uncertainty.

However, we take seriously the possibility that expectations have overshot to the pessimistic side now that bond markets are exceedingly bearish and nominal yields are indicative of a contractionary economic environment. As such, should sources of geopolitical uncertainty get resolved and macroeconomic fundamentals surprise to the upside, expectations could quickly reset with positive implications for risk assets—at least temporarily. We see pockets of opportunity amidst the prevailing pessimism and will closely monitor the current economic data, policy statements from central banks and geopolitical developments for signs that the long-expected slowdown in global growth could be pushed further into the future.

24	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	3.05%	3.76%	6.03%	5.49%
AllianzGI Global Allocation Fund Class A (adjusted)	–2.62%	2.60%	5.43%	5.21%
AllianzGI Global Allocation Fund Class C	2.29%	3.00%	5.24%	4.71%
AllianzGI Global Allocation Fund Class C (adjusted)	1.32%	3.00%	5.24%	4.71%
AllianzGI Global Allocation Fund Class R	2.80%	3.56%	5.81%	5.26%
AllianzGI Global Allocation Fund Class P	3.30%	4.05%	6.29%	5.73%
AllianzGI Global Allocation Fund Institutional Class	3.34%	3.99%	6.29%	5.91%
AllianzGI Global Allocation Fund Class R6	3.34%	4.09%	6.40%	6.01%
AllianzGI Global Allocation Fund Administrative Class	3.17%	3.82%	6.06%	5.55%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Bond Index	5.25%	5.52%	6.73%	5.83%
MSCI ACWI	1.38%	6.65%	8.35%	6.01%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.75%	4.75%
Lipper Alternative Global Macro Funds Average	2.62%	2.40%	4.60%	0.17%

† The Fund began operations on September 30, 1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.54% for Class A shares, 2.28% for Class C shares, 1.74% for Class R shares, 1.30% for Class P shares, 1.28% for Institutional Class shares, 1.23% for Class R6 shares and 1.48% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.01% for Class A shares, 1.75% for Class C shares, 1.21% for Class R shares, 0.77% for Class P shares, 0.75% for Institutional Class shares, 0.70% for Class R6 shares and 0.95% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Fund Allocation (as of September 30, 2019)

AllianzGI Best Styles Global Equity	39.0%

AllianzGI Advanced Core Bond	19.2%

AllianzGI Best Styles Global Managed Volatility	12.2%

AllianzGI PerformanceFee Managed Futures Strategy	10.0%

AllianzGI International Growth	5.8%

AllianzGI Emerging Markets SRI Debt	5.0%

iShares iBoxx $ Investment Grade Corporate Bond	2.2%

iShares MBS	1.5%

Other	2.5%

Cash & Equivalents — Net	2.6%

Annual Report	| September 30, 2019	25

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,037.70	$1,034.60	$1,036.30	$1,039.70	$1,039.30	$1,039.50	$1,038.90

Expenses Paid During Period	$3.17	$6.65	$4.19	$1.99	$1.79	$1.38	$2.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.96	$1,018.53	$1,020.96	$1,023.11	$1,023.31	$1,023.71	$1,022.46

Expenses Paid During Period	$3.14	$6.60	$4.15	$1.98	$1.78	$1.37	$2.64

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.62% for Class A, 1.30% for Class C, 0.82% for Class R, 0.39% for Class P, 0.35% for Institutional Class, 0.27% for Class R6 and 0.52% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

26	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned -2.23%, underperforming the MSCI ACWI (the “benchmark”), which returned 1.38%.

Market Overview

It was a volatile 12 months for global equities. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks. Higher yielding, defensive stocks in the utilities and real estate sectors performed the best, while energy stocks retreated sharply as oil prices fell.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of five successful long-term investment styles: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing twelve-months, the style Value underperformed globally, driven by underperformance in all developed markets. The trend following styles of Price Momentum and Earnings Change were negative and flat, respectively, on a relative basis, and the Growth style was a lone bright spot, but this was only due to significant outperformance in the emerging market region. Small caps trailed the benchmark as well.

The Best Styles strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% versus the benchmark for active weightings. The overall contribution from active country/sector allocation was benign.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. Stock selection in materials and consumer discretionary were detractors, especially US-based companies. Interestingly, the 20 largest holdings were positive contributors to relative performance, but given that defensive, richly valued stocks did well, our underweights, especially stocks to which we had a zero weight, were larger detractors.

Outlook

Subsequent to the surge in Value and small-caps in mid-September 2019, both asset classes retreated and this downturn has continued into October 2019. There were some brief flickers of optimism around the global economic situation and the US-China trade war, but uncertainty and apprehension appear to have taken over again, especially with the pending impeachment inquiry of President Trump in the US and the impasse between the UK and EU over Brexit.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	–2.23%	5.46%	5.70%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–7.60%	4.27%	4.68%
AllianzGI Best Styles Global Equity Fund Class C	–2.87%	4.74%	4.98%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	–3.72%	4.74%	4.98%
AllianzGI Best Styles Global Equity Fund Class P	–2.00%	5.68%	5.93%
AllianzGI Best Styles Global Equity Fund Institutional Class	–1.88%	5.78%	6.03%
AllianzGI Best Styles Global Equity Fund Class R6	–1.88%	5.83%	6.08%
MSCI ACWI	1.38%	6.65%	6.74%
Lipper Global Multi-Cap Value Funds Average	–0.40%	6.20%	6.09%

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 0.75% for Class A shares, 1.49% for Class C shares, 0.52% for Class P shares, 0.49% for Institutional Class shares and 0.42% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Annual Report	| September 30, 2019	27

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

United States	52.6%

Japan	8.2%

France	5.0%

United Kingdom	4.5%

Canada	4.2%

China	4.1%

Australia	2.8%

Germany	2.0%

Other	19.4%

Cash & Equivalents — Net	–2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.20	$1,018.40	$1,022.60	$1,023.00	$1,023.50

Expenses Paid During Period	$3.55	$7.08	$2.54	$2.03	$2.03

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.56	$1,018.05	$1,022.56	$1,023.06	$1,023.06

Expenses Paid During Period	$3.55	$7.08	$2.54	$2.03	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

28	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned -5.53%, underperforming the MSCI EAFE Index (the “benchmark”), which returned -1.34%.

Market Overview

European equities closed a rollercoaster 12 months with strong gains (in Euro terms). Having touched a two-year low in the final quarter of 2018, European shares recovered sharply at the start of 2019. Despite two further, more modest set-backs in May and August of 2019, European stocks recouped these losses to close the twelve-month period near multi-month highs. The intensifying US-China trade dispute weighed on the region’s growth outlook, and sentiment was also affected by political risks, including civil unrest in France, budgetary tussles in Italy and the ongoing uncertainty caused by Brexit. However, this was countered by an increasingly supportive stance from central banks. At a sector level, utilities stocks delivered robust gains, but energy stocks fell as oil prices weakened, despite a spike following attacks on two Saudi Arabian oil plants. Japanese equities retreated over the twelve-month period. Having reached a multi-year high in early October 2019, Japanese stocks plunged during the final quarter of 2018. Despite a subsequent recovery, particularly in September 2019, Japanese shares still closed the period with sizeable losses as the strength of the yen weighed on the outlook for exports. The Bank of Japan kept its ultra-loose policy unchanged but signalled it could ease policy further if necessary.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of five successful long-term investment styles: Value, Price Momentum, Earnings Change, Growth and Quality. Style performance in the Europe, Australasia and Far East (“EAFE”) universe was quite diverse as Value stocks underperformed in the European and Japanese equity markets, but the other styles saw a split in performance direction and magnitude. However, this resulted in roughly a wash in terms of relative performance contribution and therefore the significant underperformance of Value pulled down the overall performance. In addition, low risk stocks were the best performing factor and we do not have an active weight to that factor and therefore did not benefit.

The Best Styles strategy has only moderate leeway for sector and regional allocation with a maximum deviation of 3% versus the benchmark for active weightings. The overall contribution from active country/sector allocation was benign as would be expected with our tight active collars. Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. The detractors from, performance were overwhelmingly concentrated in the materials and industrials sectors at a combined -2.31% of relative performance, and were primarily in Japanese stocks.

Outlook

Subsequent to the surge in Value and small-caps in mid September of 2019, both asset classes retreated and this downturn has continued into October 2019. There were some brief flickers of optimism around the global economic situation and the US-China trade war, but uncertainty and apprehension appear to have taken over again, especially with the pending impeachment inquiry of President Trump in the US and the impasse between the UK and EU over Brexit.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	–5.53%	2.09%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	–10.72%	0.90%
AllianzGI Best Styles International Equity Fund Class C	–6.26%	1.35%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	–7.17%	1.35%
AllianzGI Best Styles International Equity Fund Class P	–5.41%	2.25%
AllianzGI Best Styles International Equity Fund Institutional Class	–5.30%	2.35%
AllianzGI Best Styles International Equity Fund Class R6	–5.28%	2.39%
MSCI EAFE Index	–1.34%	3.76%
Lipper International Multi-Cap Value Funds Average	–6.60%	1.19%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.71% for Class A shares, 2.55% for Class C shares, 1.56% for Class P shares, 1.34% for Institutional Class shares and 1.46% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Class P shares, 0.45% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Annual Report	| September 30, 2019	29

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

30	September 30, 2019 |	Annual Report

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

Japan	24.3%

United Kingdom	14.9%

Switzerland	9.5%

France	8.8%

Germany	5.8%

Italy	4.5%

Netherlands	3.7%

Spain	3.7%

Other	23.9%

Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,003.70	$1,000.70	$1,004.40	$1,005.90	$1,005.20

Expenses Paid During Period	$3.52	$7.27	$2.76	$2.26	$2.26

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.56	$1,017.80	$1,022.31	$1,022.81	$1,022.81

Expenses Paid During Period	$3.55	$7.33	$2.79	$2.28	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.45% for Class C, 0.55% for Class P, 0.45% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 0.70%, underperforming the S&P 500 Index (the “benchmark”), which returned 4.25%.

Market Overview

US equities closed a turbulent twelve-month period with solid gains. After delivering their weakest fourth-quarter returns since 2008, US stocks rebounded at the start of 2019, recording their strongest start to a year since 1987 in January. Despite two further set-backs in May and August of 2019, US stocks advanced overall, with the benchmark closing in on the fresh record high it reached at the end of July of 2019. While the trade dispute between the US and China continued to weigh on sentiment, this was countered by better-than-expected company earnings and two rate cuts from the US Federal Reserve.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of five successful long-term investment styles: Value, Price Momentum, Earnings Change, Growth and Quality. Over the trailing twelve-months, all five of our investment styles significantly underperformed the broader benchmark, with the exception of Quality, which was flat. It was a dire twelve-months for risk premiums as it was bookended by two quarters driven by defensive stocks. Therefore, low risk stocks as a group did very well over the period and in these environments, risk premiums tend to underperformance as they are seen as riskier investments. In addition, small cap stocks, to which the strategy has a tilt, also trailed the benchmark.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark for active weightings. The overall contribution from active sector allocation was positive at +50 basis points.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Therefore, we expect stock selection to be the biggest driver of relative returns and this was the case over the past twelve months. Stock selection was difficult across numerous sectors, as during the period the US market was led by defensive, richly valued stocks with weak momentum, which Best Styles underweights. Energy, healthcare, consumer discretionary, and financials detracted an aggregate 260 basis points of relative performance.

Outlook

Subsequent to the surge in Value and small caps in mid-September 2019, both asset classes retreated and this downturn has continued into October 2019. There were some brief flickers of optimism around the global economic situation and the US/China trade war, but uncertainty and apprehension appear to have taken over again, especially with the pending impeachment inquiry of President Trump in the US and the impasse between the UK and EU over Brexit.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	0.70%	8.65%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	–4.84%	7.38%
AllianzGI Best Styles U.S. Equity Fund Class C	–0.01%	7.86%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	–0.79%	7.86%
AllianzGI Best Styles U.S. Equity Fund Class P	0.91%	8.82%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	0.90%	8.88%
AllianzGI Best Styles U.S. Equity Fund Class R6	0.93%	8.97%
S&P 500 Index	4.25%	10.23%
Lipper Multi-Cap Core Funds Average	1.57%	7.53%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 0.76% for Class A shares, 1.53% for Class C shares, 0.56% for Class P shares, 0.51% for Institutional Class shares and 0.50% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Annual Report	| September 30, 2019	31

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Cumulative Returns Through September 30, 2019

Industry Allocation (as of September 30, 2019)

Software	8.0%

Pharmaceuticals	5.1%

Oil, Gas & Consumable Fuels	4.9%

Insurance	4.8%

Technology Hardware, Storage & Peripherals	4.7%

Healthcare Providers & Services	4.3%

Banks	4.2%

Interactive Media & Services	4.0%

Other	59.4%

Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,043.10	$1,039.20	$1,044.20	$1,044.00	$1,044.40

Expenses Paid During Period	$3.33	$7.16	$2.56	$2.05	$2.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.81	$1,018.05	$1,022.56	$1,023.06	$1,023.06

Expenses Paid During Period	$3.29	$7.08	$2.54	$2.03	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

32	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Douglas C. Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned 5.29%, outperforming the ICE BofA Merrill Lynch All Convertibles All Qualities Index (the “benchmark”), which returned 4.01%.

Market Overview

After a challenging finish to 2018, the convertible bond market started 2019 on a strong footing. Despite equity and interest rate volatility, the asset class finished with a gain for the twelve-month period.

Convertibles weathered the spike in equity volatility in the fourth quarter of 2018 better than stocks, providing greater downside protection during the equity market correction. In 2019, the asset class provided strong upside participation keeping pace with broad equity indexes.

Over the period, most convertible issuers exceeded earnings projections and produced positive year-over-year comparisons for revenue and earnings growth. The majority of companies in the S&P 500 Index also topped earnings estimates.

Economic reports indicated that the growth rate of activity was moderate. While the labor market remained strong and consumer spending was healthy, business investment was soft and overall inflation was muted.

Global central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (“Fed”) cut interest rates twice in the third quarter of 2019 to a range of 1.75% to 2.00%, citing global developments, muted inflation pressures and a commitment to sustaining the expansion.

Overseas growth concerns, ongoing trade conflict and accommodative monetary policies compressed global yields and triggered a US Treasury yield curve inversion.

Against this backdrop, convertible new issuance in 2019 through September stood at $44.2 billion—on pace to exceed 2018 new issuance.

Portfolio Review

The Fund gained alongside the market for the twelve-month period and outperformed the benchmark return.

The attribution for the period included several positive single-name performers from a variety of industries. The majority of the portfolio’s issuers exceeded earnings expectations, which contributed to absolute performance during the reporting period.

Sector allocations that helped relative performance in the period included technology, healthcare, and industrials. Positive credit selection was the primary driver of relative performance in all three sectors.

Sector allocations that hurt relative performance during the period included financials, utilities and telecommunications. Relative underweights in financials and utilities and underperformance in telecommunications were detractors.

Outlook

We believe that synchronized central bank easing and progress on trade could help to support economic and earnings growth as well as risk asset performance.

Global central banks continue to announce stimulus measures, with the Fed communicating its commitment to sustaining the expansion. According to the Fed, US monetary policy is not on any pre-set course and options remain open including the resumption of organic balance sheet growth sooner than expected. In our opinion, Fed funds futures suggest multiple rate cuts in the quarters ahead.

Convertible new issuance in 2019 is on pace to surpass 2018 levels and should lead to continued organic growth of the market. In our opinion, this would provide balanced convertible opportunities and could also improve sector diversification.

The US convertible market is expected by some to benefit from positive credit and fundamental outlooks, providing bond floor stability and principal growth potential. We believe further equity market strength could result in additional asset class gains.

Annual Report	| September 30, 2019	33

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	5.29%	7.78%	10.16%	10.01%
AllianzGI Convertible Fund Class A (adjusted)	–0.50%	6.57%	9.54%	9.78%
AllianzGI Convertible Fund Class C	4.53%	7.00%	9.36%	9.20%
AllianzGI Convertible Fund Class C (adjusted)	3.63%	7.00%	9.36%	9.20%
AllianzGI Convertible Fund Class R	5.12%	7.45%	9.82%	9.71%
AllianzGI Convertible Fund Class P	5.59%	8.07%	10.42%	10.26%
AllianzGI Convertible Fund Institutional Class	5.62%	8.11%	10.50%	10.36%
AllianzGI Convertible Fund Administrative Class	5.29%	7.86%	10.23%	10.03%
ICE BofA Merrill Lynch All Convertibles All Qualities Index	4.01%	7.29%	9.94%	8.30%
Lipper Conv. Securities Funds Average	4.03%	6.23%	8.50%	6.59%

† The Fund began operations on April 19, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 0.96% for Class A shares, 1.73% for Class C shares, 1.17% for Class R shares, 0.74% for Class P shares, 0.71% for Institutional Class shares and 0.93% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Industry Allocation (as of
September 30, 2019)

Semiconductors	13.1%

Internet	12.7%

Software	12.5%

Healthcare-Products	6.5%

Biotechnology	5.2%

Banks	5.1%

Media	5.0%

Electric Utilities	3.4%

Other	31.8%

Cash & Equivalents — Net	4.7%

S&P Ratings* (as of September 30, 2019)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Fund’s considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

34	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,051.20	$1,047.00	$1,050.00	$1,052.70	$1,052.40	$1,050.90

Expenses Paid During Period	$5.24	$9.03	$6.01	$3.91	$3.76	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (4/30/19)	$1,019.95	$1,016.24	$1,019.20	$1,021.26	$1,021.41	$1,020.00

Expenses Paid During Period	$5.16	$8.90	$5.92	$3.85	$3.70	$5.11

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.02% for Class A, 1.76% for Class C, 1.17% for Class R, 0.76% for Class P, 0.73% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	35

Unaudited

AllianzGI Core Bond Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Carl W. Pappo, Jr., CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Bond Fund (the “Fund”) returned 10.65%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned 10.30%.

Market Overview

Downside risk to global growth dominated the headlines throughout the period. In response, the US Federal Reserve (“Fed”) lowered its target rate for Federal Funds by 50 basis points in 2019 as protection against further deterioration in US growth, and following an ill-advised 25 basis points hike during the fourth quarter of 2018. Interest rates on US Treasuries ultimately fell 110 to 140 basis points along the maturity spectrum as the yield curve flattened.

Escalation in US-China trade tensions has put market participants on edge. The largest concern domestically, however, is for the US consumer. Driven by record low unemployment, the length and breadth of continued economic expansion will depend on whether consumer income growth exceeds headline inflation. US consumers have ably supported the economy during the expansion as they have maintained their spending habits. And while near-term prospects remain positive, the fear is that constant recession concerns could chip away at consumer confidence and precipitate a slowdown. Meanwhile, risk as measured by corporate leverage continues to increase. While higher profitability has been the key to keeping leverage metrics in check, we believe the lack of margin expansion will leave corporations unable to weather weaker global output.

Portfolio Review

Outperformance by the Fund was driven primarily by security selection. Corporate securities delivered substantial positive performance due to overweights in financials (including Preferreds), capital goods and utilities as well as underweights in consumer cyclicals, basic materials and transportation. These gains were slightly offset by overweights in midstream energy, and underweights in consumer non-cyclicals. Security selection in securitized assets contributed to negative performance, led by residential mortgages where the overwhelming effects of falling interest rates caused substantial prepayments to negatively impact the Fund’s up-in-coupon positions.

Sector selection performance was slightly positive mostly due to the Fund’s overweight in asset-backed securities (“ABS”) and sector positioning in investment grade corporates throughout the year. The ABS sector was supported by strong demand influenced in part by attractive front-end rates. Investment grade corporates widened substantially during the fourth quarter of 2018 due to deteriorating prospects for global growth, but recovered in 2019. Net performance was slightly positive as a result. Attractive yield and stable credit spreads helped collateralized loan obligations to contribute positively as well.

Outlook

We will continue to remain up-in-quality on a relative basis for the foreseeable future. Ultimately, we believe that the fundamental backdrop is solid, but we feel the outlook has become much more uncertain. In our opinion, current economic growth and employment in the US remains robust; however, we believe that it is likely that this could be offset by a noticeable slowdown globally, particularly in Europe and parts of Asia. We believe US gross domestic product growth will remain positive (albeit slowing), but argue that valuations are stretched too thin. Many companies, given healthy earnings reports, decided to lever-up to return capital to shareholders, or engage in large scale merger and acquisition transactions. Given that we are approaching what we believe to be the latter stages of the current business cycle, we view this behavior as especially risky and short sighted. We believe the risks in the corporate bond sector currently outweigh the potential rewards. The Fund is therefore positioned accordingly with underweights in both investment grade credit and commercial-mortgage backed securities.

Within our corporate holdings, positioning at the security level remains relatively defensive. The Fund’s overweight positions to industries with strong or improving credit fundamentals, like banking and midstream energy, or to those with resilient business models mostly immune to economic cycles, like utilities, defense contractors, and select healthcare companies. Conversely, we are avoiding investments in more cyclically sensitive industries such as automotive manufacturers, retailers, restaurants, railroads, cruise lines, and basic materials. Additionally, we are avoiding companies that have taken on excessive debt or that face secular challenges to their business, including issuers in the telecommunications, packaged food and pharmaceutical distribution business. We believe this defensive positioning will serve us well in the coming quarters and will allow us to act aggressively when the credit markets presents more attractive investment opportunities.

Within securitized assets, the portfolio continues to be conservatively positioned and concentrated in the most senior tranches, as valuations remain fairly tight and we focus on cyclical risks that may follow the protracted recovery. That said, we remain overweight to US consumers through residential mortgage-backed securities, credit card and auto ABS, and government-guaranteed small business administration securities as consumers benefit from employment growth, rising wages, low inflation, and low rates. We continue to focus on prime borrowers and avoid sectors such as subprime auto where lending requirements have eased and high valuations have encouraged an expansion in debt. Additionally, we add yield through well-established commercial ABS and collateralized loan obligations where the risk-return versus corporates is attractive.

36	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Core Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Core Bond Fund Class P	10.64%	7.95%
AllianzGI Core Bond Fund Institutional Class	10.65%	7.97%
AllianzGI Core Bond Fund Class R6	10.73%	8.04%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	7.60%
Lipper Core Bond Funds Average	9.49%	7.00%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.28% for Class P shares, 1.28% for Institutional Class shares and 1.31% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.30% for Class P shares, 0.25% for Institutional Class shares and 0.20% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

U.S. Government Agency Securities	42.9%

Corporate Bonds and Notes	27.9%

Asset-Backed Securities	20.0%

U.S. Treasury Obligations	15.9%

Cash & Equivalents — Net	–6.7%

Credit Ratings* (as of September 30, 2019)

*As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Annual Report	| September 30, 2019	37

Unaudited

AllianzGI Core Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,053.50	$1,053.10	$1,054.00

Expenses Paid During Period	$1.54	$1.29	$1.03

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.56	$1,023.82	$1,024.07

Expenses Paid During Period	$1.52	$1.27	$1.01

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class P, 0.25% for Institutional Class and 0.20% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

38	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Core Plus Bond Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Carl W. Pappo, Jr., CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Core Plus Bond Fund (the “Fund”) returned 10.47%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned 10.30%.

Market Overview

Downside risk to global growth dominated the headlines throughout the period. In response, the US Federal Reserve (“Fed”) lowered its target rate for Federal Funds by 50 basis points in 2019 as protection against further deterioration in US growth, and following an ill-advised 25 basis point hike during the fourth quarter of 2018. Interest rates on US Treasuries ultimately fell 110 to 140 basis points along the maturity spectrum as the yield curve flattened.

Escalation of US-China trade tensions has put market participants on edge. The largest concern domestically, however, is for the US consumer. Driven by record low unemployment, the length and breadth of continued economic expansion will depend on whether consumer income growth exceeds headline inflation. US consumers have ably supported the economy during the expansion as they have maintained their spending habits. And while near-term prospects remain positive, the fear is that constant recession concerns could chip away at consumer confidence and precipitate a slowdown. Meanwhile, risk as measured by corporate leverage continues to increase. While higher profitability has been the key to keeping leverage metrics in check, the lack of margin expansion will leave corporations unable to weather weaker global output.

Portfolio Review

Outperformance of the Fund was driven primarily by security selection. Corporate securities delivered substantial positive performance due to overweights in financials (including Preferreds), capital goods and utilities as well as underweights in consumer cyclicals, basic materials and transportation. These gains were slightly offset by overweights in midstream energy, and underweights in consumer non-cyclicals. Security selection in securitized assets contributed to negative performance, led by residential mortgages where the overwhelming effects of falling interest rates caused substantial prepayment to negatively impact the Fund’s up-in-coupon positions.

Sector selection performance was slightly positive mostly due to the Fund’s overweight in asset-backed securities (“ABS”) and sector positioning in investment grade corporates throughout the year. The ABS sector was supported by strong demand influenced in part by attractive front-end rates. Investment grade corporates widened substantially during the fourth quarter of 2018 due to deteriorating prospects for global growth, but recovered in 2019. Net performance was slightly positive as a result. Attractive yield and stable credit spreads helped collateralized loan obligations to contribute positively as well.

Within securitized assets, we added to ABS, including select mezzanine and out-of-index positions, as the yield looks attractive relative to the credit risk and spread duration of these assets.

Outlook

We will continue to remain up-in-quality on a relative basis for the foreseeable future. Ultimately, we believe that the fundamental backdrop is solid, but feel that the outlook has become much more uncertain. In our opinion, current economic growth and employment in the US remains robust; however, we believe that it is likely that this could be offset by a noticeable slowdown globally, particularly in Europe and parts of Asia. We believe US gross domestic product growth will remain positive (albeit slowing), but argue that valuations are stretched too thin. Many companies, given healthy earnings reports, decided to lever-up to return capital to shareholders, or engage in large scale merger and acquisition transactions. Given that we are approaching what we believe to be the latter stages of the current business cycle, we view this behavior as especially risky and short sighted. We believe the risks in the corporate bond sector currently outweigh the potential rewards. The Fund is therefore positioned accordingly with underweights in investment grade and high-yield credit as well as corporate mortgage-backed securities (“CMBS”).

Within our corporate holdings, positioning at the security level remains relatively defensive. The Fund’s overweight positions to industries with strong or improving credit fundamentals, like banking and midstream energy, or to those with resilient business models mostly immune to economic cycles, like utilities, defense contractors, and select healthcare companies. Conversely, we are avoiding investments in more cyclically sensitive industries such as automotive manufacturers, retailers, restaurants, railroads, cruise lines, and basic materials. Additionally, we are avoiding companies that have taken on excessive debt or that face secular challenges to their business, including issuers in the telecommunications, packaged food and pharmaceutical distribution business. We believe this defensive positioning will serve us well in the coming quarters and will allow us to act aggressively when the credit markets presents more attractive investment opportunities.

Within securitized assets, the portfolio continues to be conservatively positioned and concentrated in the most senior tranches, as valuations remain fairly tight and we focus on cyclical risks that may follow the protracted recovery. That said, we remain overweight to US consumers through residential mortgage-backed securities, credit card and auto ABS, and government-guaranteed small business administration securities as consumers benefit from employment growth, rising wages, low inflation, and low rates. We continue to focus on prime borrowers and avoid sectors such as subprime auto where lending requirements have eased and high valuations have encouraged an expansion in debt. Additionally, we add yield through well-established commercial ABS and collateralized loan obligations where the risk-return versus corporates is attractive.

Annual Report	| September 30, 2019	39

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Core Plus Bond Fund Class P	10.39%	7.82%
AllianzGI Core Plus Bond Fund Institutional Class	10.47%	7.89%
AllianzGI Core Plus Bond Fund Class R6	10.49%	7.92%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	7.60%
Lipper Core Plus Bond Funds Average	9.54%	7.19%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 0.82% for Class P shares, 0.82% for Institutional Class shares and 0.82% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.35% for Class P shares, 0.30% for Institutional Class shares and 0.25% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

U.S. Government Agency Securities	43.1%

Corporate Bonds & Notes	33.4%

Asset-Backed Securities	21.1%

U.S. Treasury Obligations	15.1%

Preferred Stock	1.4%

Cash & Equivalents — Net	–14.1%

Credit Ratings* (as of September 30, 2019)

*As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

40	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Core Plus Bond Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (4/30/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,054.20	$1,054.40	$1,054.00

Expenses Paid During Period	$1.80	$1.55	$1.29

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.31	$1,023.56	$1,023.82

Expenses Paid During Period	$1.78	$1.52	$1.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class P, 0.30% for Institutional Class and 0.25% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	41

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -2.34%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -2.02%.

Market Overview

Emerging market equities were impacted by seesawing sentiment and short-term bouts of volatility as investors reacted to concerns of a slowdown in the global economy alongside the impact from central bank rate cuts. The ongoing uncertainty over the trade and tariff war between the United States and China also influenced performance during the reporting period.

The benchmark was broadly lower in the October to December 2018 period as a sudden rise in bond yields provided a catalyst for an equity market sell-off and global political uncertainty weighted on performance in developed and emerging markets. The benchmark rebounded in January to April, posting four consecutive monthly gains, with sentiment lifted by hopes of improved trade relations between the United States and China, dovish central bank expectations and a more accommodative dollar. Emerging markets equity volatility increased in May and June as trade war rhetoric between the US and China intensified. The asset class was slightly lower in July due to ongoing concerns about slowing global demand and the strength of the US dollar. Volatility again spiked in August 2019 as the US imposed additional tariffs on Chinese goods and branded the country a currency manipulator after it allowed its currency to weaken through the psychologically important rate of 7 Chinese renminbi per US dollar. Emerging markets equities were modestly higher in September of 2019 amid signs of easing trade tensions as well as by cuts in interest rates from central banks globally.

Country results were mixed with 11 of 26 benchmark countries posting gains. Brazil was the top performer with a 25% gain as investors reacted positively to the election of market-friendly Jair Bolsonaro as the country’s president, and sentiment was further lifted by progress in much needed pension reform. Russian equities were higher by more than 19% as the market reacted favorably to the absence of new sanctions and higher dividend pay-outs for state-owned companies. India gained close to 5% as concerns of slowing gross domestic product growth were positively impacted by a corporate tax cut at the end of the reporting period. Meanwhile, small benchmark weights Pakistan and Argentina were down more than 30% due to rising risk and geopolitical headwinds. China, the largest benchmark weight, declined close to 4% amid slowing economic output and uncertainty over the trade and tariff dispute.

Sector results were divergent with 6 out of 11 sectors posting gains. Utilities and the real estate sector were both up north of 7%, followed by more moderate gains in consumer staples and consumer discretionary. Alternatively, health care stocks were down more than 24%, materials declined 15%, with communication services and industrials each down mid-single-digits.

Portfolio Review

The Fund seeks to capitalize on the long-term growth of the local emerging markets consumer, while limiting other risks including country and market capitalization. The Fund performed similarly with the benchmark as positive bottom-up stock selection was offset by sector and country allocation decisions.

During the reporting period, positive bottom-up stock selection in consumer staples contributed to results thanks to gains in household products, food products and beverages industries. The exclusion of the materials sector aided relative results given performance challenges in the sector and stock picking in the healthcare sector also outpaced the benchmark. Conversely, more conservative stock selection in consumer discretionary, communication services and industrials offset results. From a country standpoint, strong bottom-up stock selection in China and India were additive to performance, as were emerging markets consumer-related companies traded in the United States. Alternatively, Taiwan was the chief laggard, due to the exclusion of non-consumer semiconductor and technology-related names. Selections in Russia and Turkey offset results more modestly.

Outlook

In our opinion, the market remains wedged between two conflicting scenarios: a late-cycle and slowing global economy relative to coordinated fiscal and monetary policy responses among central banks. While the former is worrisome to potential equity market returns, we believe that the latter may be a catalyst to further stabilize markets for the near-term. On average, inflation remains low globally which, we believe, can lead to an accommodative monetary policy for the foreseeable future. However, geopolitical crosscurrents from the upcoming US Presidential election, to the trade and tariff war, and the resolution surrounding Brexit, may result in higher bouts of volatility for markets globally, across developed and emerging markets. As such, we believe our proactive focus on building a portfolio with a favorable growth vs. valuation mix alongside a reduction in volatility may help navigate the prevailing market conditions. In addition, the emerging markets consumer continues to show greater immunity from concerns of the global economic slowdown and impact from the trade war, relative to their non-consumer counterparts. We anticipate this trend will persist, after relative weakness the last few years, due to the favorable demographic tailwinds and growing middle class consumption.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 5-10% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth in consumer-related stocks and that our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

42	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–2.34%	–0.68%
AllianzGI Emerging Markets Consumer Fund Class A — Adjusted	–7.71%	–1.84%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–2.05%	–0.33%
MSCI Emerging Markets Index	–2.02%	2.80%
Lipper Emerging Markets Funds Average	0.57%	1.89%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.73% for Class A shares and 1.32% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

China	36.5%

Korea (Republic of)	9.9%

United States	8.5%

Brazil	7.8%

India	7.3%

Taiwan	6.3%

Thailand	5.9%

Mexico	3.0%

Other	13.4%

Cash & Equivalents — Net	1.4%

Annual Report	| September 30, 2019	43

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$979.00	$980.40

Expenses Paid During Period	$7.34	$5.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,017.65	$1,019.40

Expenses Paid During Period	$7.49	$5.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.48% for Class A and 1.13% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

44	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Kunal Ghosh, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 2.14%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned -5.49%.

Market Overview

Emerging market equities were impacted by seesawing sentiment and short-term bouts of volatility as investors reacted to concerns of a slowdown in the global economy alongside the impact from central bank rate cuts. The ongoing uncertainty over the trade and tariff war between the United States and China also influenced performance during the reporting period. In this environment, emerging markets small-cap equities trailed their large cap counterparts due to the higher perceived levels of risk.

The benchmark was broadly lower in the October to December 2018 period as a sudden rise in bond yields provided a catalyst for an equity market sell-off and global political uncertainty weighted on performance in developed and emerging markets. The benchmark rebounded in January to April, posting four consecutive monthly gains, with sentiment lifted by hopes of improved trade relations between the United States and China, dovish central bank expectations and a more accommodative dollar. Emerging markets equity volatility increased in May and June of 2019 as trade war rhetoric between the US and China intensified. The asset class was slightly lower in July due to ongoing concerns about slowing global demand and the strength of the US dollar. Volatility again spiked in August 2019 as the US imposed additional tariffs on Chinese goods and branded the country a currency manipulator after it allowed its currency to weaken through the psychologically important rate of 7 Chinese renminbi per US dollar. The emerging markets equities were modestly higher in September of 2019 amid signs of easing trade tensions as well as by cuts in interest rates from central banks globally.

Country results were mixed with 11 of 26 benchmark countries posting gains. Brazilian small-cap shares were the top benchmark performers with a 50% gain as investors reacted positively to the election of market-friendly Jair Bolsonaro as the country’s president, and sentiment was further lifted by progress in much needed pension reform. Greece was the next best performer with a 48% advance due to broad-based rally in the country, while the Czech Republic, the Philippines and Qatar were each up low double-digits for the reporting period. Taiwan, the largest benchmark weight, was higher by more than 6% due in part to strength in technology companies. Meanwhile, small-cap equities in Peru, Pakistan and Argentina were each up down more than 30% due to a combination of rising risk and stock-specific impacts. South Korea, the second largest benchmark weight, was down close to 27% due to slowing global growth while China, the third largest benchmark weight, declined more than 11% amid slowing economic output and uncertainty over the trade and tariff dispute.

Sector results were mostly lower with only 4 out of 11 sectors posting gains. The utilities sector was higher by more than 12%, followed by a 4% gain in information technology and a 3% advance in real estate. Conversely, small cap health care stocks were down nearly 24%, with energy declining more than 18% and consumer staples down in excess of 13%.

Portfolio Review

Our goal is to provide clients with a portfolio capitalizing on conviction at the stock level, while limiting other risks including country, industry and market capitalization. The Fund meaningfully outpaced the benchmark during the reporting period thanks to strong bottom-up stock selection and positive sector and country allocation decisions.

During the reporting period, health care, information technology and financials each contributed significantly to results due to bottom-up stockpicking. Alternatively, a relative underweight allocation to real estate offsets results as did stock selection in materials. From a country standpoint, South Korean investments contributed more than half of the Fund’s outperformance during the reporting period thanks to stock selection in industrials and technology-related companies coupled with an underweight in the country’s underperforming health care segment. Bottom-up selections in Brazil and South Africa also topped the benchmark. Meanwhile, selections in Indonesia, Greece and Turkey offset results during the reporting period.

Outlook

In our opinion, the market remains wedged between two conflicting scenarios: a late-cycle and slowing global economy relative to coordinated fiscal and monetary policy responses among central banks. While the former is worrisome to potential equity market returns, we believe that the latter may be a catalyst to further stabilize markets for the near-term. On average, inflation remains low globally which, we believe, can lead to an accommodative monetary policy for the foreseeable future. However, geopolitical crosscurrents from the upcoming US Presidential election, to the trade and tariff war, and the resolution surrounding Brexit, may result in higher bouts of volatility for markets globally, across developed and emerging markets. As such, our proactive focus on building a portfolio with a favorable growth vs. valuation mix alongside a reduction in volatility may help navigate the prevailing market conditions. Furthermore, investors may benefit from the profusion of idiosyncratic opportunities in emerging markets small cap equities as evident by the historical outperformance of actively managed strategies relative to the benchmark.

We continue to construct the Fund on a bottom-up basis with conviction at the stock level. In addition, we apply a dual risk-budget, targeting a tracking error of 4-6% and lower forecast risk than the benchmark, which may help protect capital during inevitable down market periods and provide our clients with a greater level of return consistency. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

Annual Report	| September 30, 2019	45

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	2.14%	4.46%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	–3.48%	3.24%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	2.52%	4.83%
MSCI Emerging Markets Small-Cap Index	–5.49%	0.85%
Lipper Emerging Markets Funds Average	0.57%	1.89%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 3.71% for Class A shares and 3.05% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

Taiwan	24.6%

Brazil	12.0%

India	11.9%

China	11.8%

Korea (Republic of)	9.6%

Thailand	6.3%

South Africa	5.9%

Mexico	4.3%

Other	13.7%

Cash & Equivalents — Net	–0.1%

46	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$991.40	$993.10

Expenses Paid During Period	$9.24	$7.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,015.79	$1,017.55

Expenses Paid During Period	$9.35	$7.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	47

Unaudited

AllianzGI Emerging Markets SRI Debt Fund (formerly AllianzGI Emerging Markets Debt Fund)*

For the period of October 1, 2018 through September 30, 2019, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets SRI Debt Fund (the “Fund”) returned 9.38%, underperforming the JPM JESG EMBI Global Diversified USD (the “benchmark”), which returned 11.90%.

Market Overview

The reporting period began with overall support for emerging markets assets limited by concerns about the global growth backdrop, persistent US dollar (“USD”) strength and a plunge in Brent crude oil prices. Oil-exporting economies (particularly in the Middle East and Africa) were hardest hit. However, in 2019, emerging markets assets made a strong start to the year as, coupled with the dovish turns by global central banks, we also saw more aggressive monetary policy stimulus action from the People’s Bank of China, fueling appetite for riskier assets. Emerging markets hard currency debt rose by almost 7% in USD total returns in the first quarter of 2019, supported by further strong inflows into the asset class. High yield credits outperformed investment grade, and idiosyncratic stories led to outperformance in the Middle East and Africa, but credits were also buoyed by the recovery in oil and other commodity prices.

Dovish rhetoric from the US Federal Reserve (“Fed”) and European Central Bank (“ECB”) during the second quarter of 2019 helped to support risk sentiment despite ongoing concerns about the global growth outlook. While an escalation of trade tensions weighed on assets somewhat, the decision by the US to suspend the threat of tariffs against Mexico and to restart trade talks with China in June helped to drive a renewed rally. Driven by the rally in US Treasuries, the dovish global monetary policy backdrop drove sovereign bond yields lower. Investment grade credits outperformed high-yield, and by region European credits led the way, led by outperformance in Ukraine, Russia, Turkey and Kazakhstan. By contrast, Latin America underperformed, undermined by weaknesses in Venezuela.

The third quarter of 2019 was a mixed bag for emerging markets fixed income assets as sentiment swung around expectations of further G3 monetary policy action and developments in the US-China trade war. The quarter got off to a solid start as emerging market assets were buoyed by the Fed interest rate cut and continued strong inflows into the asset class. However, some of these gains were subsequently given up, as the appetite for risky assets deteriorated in August 2019 with an escalation in US-China trade tensions and a spiraling debt crisis in Argentina. Towards the end of the third quarter, sentiment recovered somewhat following further dovish ECB and Fed policy actions and hopes of a temporary truce in the US-China trade war, although the back-up in US-Treasury yields from August 2019 lows and heavy emerging markets new issue activity weighed on hard currency assets.

In Africa, positive country-specific stories were mainly rating related. Egypt was upgraded by Fitch to B+ on the back of improving credit fundamentals as the sovereign continues through its International Monetary Fund (“IMF”) restructuring program. In South Africa, Moody’s decided to defer the long awaited review of its Baa3 rating, where 50% of the market had anticipated a downgrade in the outlook. The lack of negative action prompted a relief rally in South African assets. Positive support for Middle East oil exporters such as Saudi Arabia, Kuwait and Qatar came from a combination of rising oil prices and several well-telegraphed new bond issues from the region that were heavily oversubscribed and easily absorbed by the market, amidst a rising tide backdrop for the asset class.

The period was not without its share of negative idiosyncratic events, including fears of further economic vulnerability in Turkey as locals dollarized deposits, in turn testing the resilience of the Turkish lira. Meanwhile in Latin America, spiraling inflation data in Argentina kept its central bank in a defensive mode – dampening market sentiment. Ratings for Pemex (Mexican State-Owned Petroleum Company) were downgraded over debt sustainability concerns – and whilst the sovereign seemed more willing to offer support as the quarter unfolded, it is clear that the large refinancing needs of Pemex are casting a long shadow over Mexican assets. Positively, in Latin America, the reformist-minded President Bolsonaro of Brazil is continuing to push on with much needed adjustments to the pension system, and in Ecuador the IMF announced a $4.5bn program of rescue financing (with additional multi-lateral support lined up to total $10bn of new credit), leading to outperformance of the hard currency bonds. In Latin America, the main event of the third quarter of 2019 was Argentina’s debt crisis on the back of a shocking primary election result for the populist opposition Peronist party. Deposits started to leak out of the banking system and foreign exchange reserves at the central bank of Argentina took a hit, in reaction to opposition leader Alberto Fernandez’s confrontational tone towards the IMF – and the perception that a Fernandez government could trigger a sovereign default or debt restructuring. At the worst of the crisis in August 2019, Argentinian hard currency bonds dropped approximately 40 points in price terms.

Portfolio Review

At the start of the period, the Fund was overweight in the Central and Eastern Europe region (including allocations to Hungary, Poland & Russia) which benefitted performance as gross domestic product numbers from across most of the region showed faster than expected growth. The Fund had been selective in its Latin-American exposure given the diverging political trends in the region. Mexican assets suffered at the end of 2018 as President Andres Manuel Lopez Obrador announced he would cancel the construction of the new Mexico City airport. A subsequent buyback offer of airport bonds late in the year helped stabilize sentiment. However, Mexican assets underperformed and the Fund held a high conviction underweight to Mexico in its portfolio, on the expectation of political disruption to sovereign credit fundamentals. Relative underperformance late in 2018 was mainly attributable to exposures that the Fund held in oil-exporting African & Middle East names, which responded poorly to the dip in oil prices. In addition, a modest overweight in overall market risk detracted from returns, as the sentiment of emerging markets risk was choppy into year-end.

* Effective August 1, 2019, the Fund changed its name from “AllianzGI Emerging Markets Debt Fund” to “AllianzGI Emerging Markets SRI Debt Fund” as part of its repositioning. In connection with this change the Fund’s investment objective, principal investment strategies, and fundamental investment restrictions were revised.

48	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Emerging Markets SRI Debt Fund (formerly AllianzGI Emerging Markets Debt Fund) (cont’d)

However, we started 2019 with a positive outlook for emerging markets sovereign bonds, reflected in the Fund by retaining a headline overweight beta position, though still with a sharp focus on individual country selection given the range of idiosyncratic risks on our radar. The decision to be overweight risk was well-rewarded given the strong backdrop for the asset class. The rapid pace of the recovery through the first quarter of 2019 had led us to be mindful to trim overall risk from mid-February onwards. With March being softer for emerging market spreads, the timing of the tactical risk reduction was positive. Profits were crystallized on positions across Central & Eastern Europe, Middle East and Africa, especially where year-to-date returns had been particularly strong, including Ivory Coast, Kenya, Saudi Arabia and Uzbekistan, where the Fund had opportunistically participated in the country’s inaugural new issue in February. The Fund’s remaining exposures in Middle East oil-exporting names (Kuwait, Qatar) continued to positively contribute to returns through the first quarter of 2019, with another leg higher in oil prices providing a tailwind for the region. In Africa, the Fund’s exposure to Egypt was a positive, as bonds responded well to a sovereign rating upgrade from Fitch, to B+. One of the Fund’s largest contributors to outperformance in the first quarter was from Latin American exposures – our high conviction overweight in Ecuador was well-rewarded subsequent to the IMF program agreement.

A defensive stance in positioning was the main detractor from relative returns in July 2019, as the reach for yield spurred asset returns, despite an increasingly uncertain outlook – with topics such as US-China trade tensions intensifying, as well as the global growth picture deteriorating (e.g., Germany heading towards recession, UK heading increasingly towards a “no deal” Brexit outcome). Through the month of July, the Fund selectively participated in some of the emerging markets rally, where the fundamental picture was supportive, in order to capture some of the rising tide – additions included a basket of African risk (Egypt, Ivory Coast, Nigeria) and top performing Latin American names (El Salvador, Ecuador). Also in Latin America, we extended risk in our highest conviction positive fundamental stories such as Colombia, Dominican Rep and Paraguay – where we viewed the outlook as less sensitive to US trade tariff escalation.

Following a weak August 2019 for emerging markets sentiment, the Fund selectively added back some risk to the portfolio in September 2019, where attractive re-entry levels were identified. In Africa the Fund rotated out of Ivory Coast and into South Africa, as well as adding to its Egypt overweight. South Africa has faced structural challenges for some time, and the fiscal deterioration expected by market participants in the coming months may prompt Moody’s to put the country’s Baa3 rating on negative outlook in November 2019 – as a result, the country’s sovereign spreads have been punished in the market. However, the Finance Minister’s summer announcement of support for beleaguered state-owned energy producer Eskom is a positive development. From here, the outlook appears to us to have greater upside potential, with scope for South African assets to recoup some underperformance.

Elsewhere across Central & Eastern Europe, Middle East and Africa, the Fund also added exposure to Ukraine on the back of the new administration’s dialogue with the IMF on continuing their rescue financing program. Although the IMF delegation left the country in September 2019 without a full staff-level agreement on the program’s future, the government’s reform agenda looks promising. The Fund continues to avoid Russia and Turkey in the region, given the challenging environmental, social, and governance dynamics which are flagged by our model and investment process. There is a near-term risk of economic sanctions from the US against either country, and the longer-term trend of power consolidation in Turkey continues to be worrying, particularly as it erodes the strength of the country’s institutional infrastructure. Turkish assets have outperformed recently as the central bank of Turkey continues to cut rates to support the economy (325 basis points of cuts delivered in September 2019, with policy rates now at 16.5%), which has frustrated portfolio performance.

The portfolio had been close to neutral market value weight in Argentina during the third quarter of 2019, so it was largely immune from that market’s sharp fall. In September 2019, capital controls were formally announced by the Argentine government to protect reserves and ease pressure on the currency – which has had a stabilizing effect. The Fund is waiting for a more positive signal on the future direction of Peronist policy before deciding on whether to re-engage in that country.

Outlook

EM central banks have followed developed markets and delivered significant monetary policy easing this year, and more is expected. This is undoubtedly providing a supportive technical for risk appetite into year-end. EM issuers have capitalised on this with a large amount of new issuance in recent weeks, which needs to be digested by the market. The demand is robust, with a global reach for yield compressing new issue premium and as such, we believe that discipline will be key to adding risk in the Fund. We have been gradual in our redeployment of risk post-summer and whilst the spectre of central bank asset price support is in focus, we recognise that the asset class has delivered close to 14% return year-to-date which might make investors consider taking some profits and may create volatility in the near-term. Also of note, the new issuance has generally been at longer maturities – with issuers seeking to extend their debt profile in this lower rate environment. As a result, the duration of the asset class has increased and we believe that sovereign curve views will become an increasingly important source of risk and opportunity in our future strategy.

Annual Report	| September 30, 2019	49

Unaudited

AllianzGI Emerging Markets SRI Debt Fund (formerly AllianzGI Emerging Markets Debt Fund) (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Emerging Markets SRI Debt Fund Class A	9.38	3.60	3.42
AllianzGI Emerging Markets SRI Debt Fund Class A (adjusted)	5.27	2.82	2.64
AllianzGI Emerging Markets SRI Debt Fund Class C	8.49	2.84	2.66
AllianzGI Emerging Markets SRI Debt Fund Class C (adjusted)	7.49	2.84	2.66
AllianzGI Emerging Markets SRI Debt Fund Class P	9.56	3.77	3.59
AllianzGI Emerging Markets SRI Debt Fund Institutional Class	9.70	3.88	3.70
JPM JESG EMBI Global Diversified USD (linked to baseline index prior to 8/1/2019)	11.90	5.80	5.64
JPM EMBI Global Diversified USD (baseline index)	11.57	5.74	5.58
Lipper Emerging Market Hard Currency Debt Funds Average	8.79	3.38	3.38

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.75% for Class A shares, 2.53% for Class C shares, and 1.54% for Class P shares and 1.47% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares,1.80% for Class C shares, 0.90% for Class P shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

Columbia	8.0%

Brazil	7.5%

Panama	7.0%

Uruguay	6.9%

Kazakhstan	5.8%

Dominican Republic	4.8%

Ukraine	4.7%

El Salvador	4.6%

Other	47.9%

Cash & Equivalents — Net	2.8%

50	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Emerging Markets SRI Debt Fund (formerly AllianzGI Emerging Markets Debt Fund) (cont’d)

Moody’s Ratings* (as of September 30, 2019)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,041.50	$1,037.90	$1,042.20	$1,043.30

Expenses Paid During Period	$5.42	$9.25	$4.66	$4.15

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,019.75	$1,015.99	$1,020.51	$1,021.01

Expenses Paid During Period	$5.37	$9.15	$4.61	$4.10

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.06% for Class A, 1.81% for Class C, 0.91% for Class P and 0.81% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	51

Unaudited

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund)*

For the period of October 1, 2018 through September 30, 2019, as provided by Malie Conway and Jonathan Yip, CFA, Co-Lead Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Floating Rate Note Fund (the “Fund”) returned 3.27%, outperforming the ICE BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark), which returned 2.34%.

Market Overview

The reporting period started with a volatile, risk-off environment in the last quarter of 2018 due to increasing concerns over a potential slowdown in global growth, stability of the trade truce with China, lack of progress on Brexit, and disappointment that the US Federal Reserve (“Fed”) appeared to be on autopilot indicating two additional interest rate hikes for 2019. However, the dark clouds hanging over the market quickly receded at the beginning of 2019 as some of these issues, like the government shutdown, were resolved and Fed Chairman Jerome Powell pivoted significantly signaling that the Fed would not implement further rate hikes in 2019. Elsewhere, the slowdown in Euro area growth saw the European Central Bank (“ECB”) also signaling a more dovish policy stance, while the Chinese central bank introduced further easing in monetary policy. During the second quarter of 2019, the Fed confirmed market expectations that some easing in policy may be warranted, while the ECB also signaled that it may have to ease policy further if downside risks to Euro area growth and inflation persisted. The Fed delivered a 25 basis point cut in July—the first in 10 years—lowering its target range to 2-2.25% and cut again in September by 25 basis points to 1.75-2%. Meantime, ECB chief Mario Draghi duly delivered against lofty expectations announcing a cut in the deposit rate (by 10 basis points to -0.50%), a deposit tiering program to help European Union banks and the resumption of its quantitative easing program which will include investment grade corporate bond purchases. During the last twelve months, yields fell sharply across the globe with 10-year US Treasury yield falling by 139 basis points to 1.67% while 10-year German Bunds fell 104 basis points to -0.57% and while the S&P 500 Index returned 4.30% (including dividends). Although credit spreads were wider for investment grade and high yield spreads, with higher quality credit outperforming, both indices delivered strong positive returns led by decline in government yields.

Portfolio Review

Against this backdrop, the Fund’s Institutional Class share (including dividends) returned 3.27% during the twelve-month period as portfolio carry and credit spread tightening contributed to performance. The contribution to return from sector allocation was primarily from investment grade corporate allocation. Within industry, financials added most to performance followed by Industrials. Our allocation to the high yield sector also added to performance. During the third quarter, the Fund slightly increased its core exposure to financials, which now represents nearly half (approximately 47%) of the total Fund while slightly reducing exposure to Securitized assets. The overall duration of the Fund remained near 0.25 years.

Outlook

Our leading indicators suggest that there will be continued sub-trend global growth in the second half of 2019. However, indicators of narrow money supply growth are rebounding given the shift towards an accommodative policy stance by central banks globally, reducing some downside growth risks. Against this macroeconomic backdrop, we believe that central banks are likely to maintain a dovish policy bias, suggesting that government bond markets are likely to remain supported into year-end. At its latest policy meeting, the Fed lowered its funds rate target range by 25 basis points, but the post-meeting statement was little changed, retaining the pledge to “act as appropriate” to sustain the expansion. Following the meeting, there was a paring back of market expectations for US rate cuts over the coming year; there are now 50 basis points of cuts priced for the next year, with one rate cut being priced out of the market since August 2019. As corporate supply headwinds abate into third quarter earnings reporting period along with more accommodative policy actions from central banks, we believe that the technical backdrop for investment grade credit should improve supporting on-going healthy returns. Fundamentals remain weak, however, and political tail risks are rising which calls for a selective approach; we remain biased towards higher quality credits in defensive industries that can generate strong cash flows in this low growth environment.

* Effective February 1, 2019, the AllianzGI Real Estate Debt Fund (“Real Estate Debt Fund”) changed its name to AllianzGI Floating Rate Note Fund as part of its repositioning. In connection with this change the Real Estate Debt Fund’s investment objective, principal investment strategies, fundamental investment restriction, management fee and operating expenses were revised.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Floating Rate Note Fund Class P	3.14%	2.45%
AllianzGI Floating Rate Note Fund Institutional Class	3.27%	2.57%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.34%	2.06%
Lipper Ultra-Short Obligations Funds Average	2.74%	2.34%

† The Fund began operations on December 27, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.90% for Class P shares and 1.92% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.40% for Class P shares and 0.30% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

52	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund) (cont’d)

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

Corporate Bonds & Notes	82.1%

Mortgage-Backed Securities	9.6%

Asset-Backed Securities	5.1%

Sovereign Debt Obligations	2.3%

U.S. Government Agency Securities	0.3%

Cash & Equivalents — Net	0.6%

Credit Ratings* (as of September 30, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Previous shareholder reports for the Fund displayed bond ratings derived from a weighted average credit rating based on ratings assigned by Fitch, Moody’s, Kroll, Morningstar, DBRS and S&P.

Annual Report	| September 30, 2019	53

Unaudited

AllianzGI Floating Rate Note Fund (formerly AllianzGI Real Estate Debt Fund) (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,020.80	$1,021.30

Expenses Paid During Period	$2.03	$1.57

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.06	$1,023.51

Expenses Paid During Period	$2.03	$1.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.40% for Class P and 0.31% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

54	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2018 through September 30, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned -0.25%, underperforming the MSCI ACWI (the “benchmark”), which returned 1.38%.

Market Overview

Global equities experienced a volatile 12 months. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. US, European and Asia ex-Japan equities produced strong gains. Japanese stocks retreated and emerging market equities broadly lagged developing market stocks. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks.

Global bonds soared over the twelve-month period. Yields fell sharply as major central banks undertook policy U-turns, swinging from a bias for tighter monetary policy to a far more dovish stance. In the US, the yield on the 10-year Treasury bond plunged from a peak of over 3.2% in October 2018 to briefly fall below 1.5% at the end of August 2019, its lowest level since the summer of 2016, while the 30-year bond traded below 2.0% for the first time on record. Elsewhere, the entire German yield curve moved below zero. By the end of August 2019, the total amount of bonds trading on negative yields had risen to over $16 trillion, more than a quarter of the global bond universe.

US economic momentum slowed as the fiscal stimulus from tax cuts faded and US-China trade tensions started to impact the manufacturing sector. After raising rates in December 2018, only seven months later the US Federal Reserve (“Fed”) was forced to cut rates in July 2019, with another cut following in September 2019, to counter the effects of the slowing economy. Outside of the US economy, economic activity slowed as exports were hit by lower trade. In September 2019, the European Central Bank reinstated its bond-buying program, which it had only ended at the end of 2018, and lowered interest rates. Elsewhere, central banks across the developed and developing world moved to reduce borrowing costs.

Despite signs that US economic activity was moderating, the US dollar held up relatively well, reflecting the even weaker outlook elsewhere. The Japanese yen performed even better as its safe-haven status meant it was a beneficiary of global stock market volatility. Both the Euro and the British pound weakened; the former was affected by fears that the German economy may fall into recession while fears of a no-deal Brexit weighed on sterling.

Portfolio Review

The period was challenging with a rapid shift in market expectations in the fourth quarter of 2018, from expecting relatively higher economic growth and inflation in the US at the start of the period and switching to concerns about recession and deflation in late fourth quarter 2018 into 2019. The Fund was overweight equities as markets began to fall in October 2018, which detracted from performance. While the Fund had reduced its equities exposure during the period to start December 2018 underweight equities, it was overweight US equities and underweight other markets, which also detracted from performance, as the US was the worst performing equity market that month. In year-to-date 2019, the primary detractor from performance was security selection within the underlying equity and fixed-income sleeves. Asset allocation on the whole detracted slightly over the past three quarters; however an overweight in fixed income, mainly attributable to an overweight in US duration as interest rates fell, plus opportunistic positions in convertible bonds, emerging market debt and Italian bonds helped make up for the drag on performance from an underweight in equities in early first quarter 2019.

Outlook

As of period end September 30, 2019, Fund positioning reflects a constructive view toward global equities, with a tilt toward US equities. In fixed income, the Fund is positioned to be long in duration-weighted terms to US Treasuries based on our quantitative signals. In currencies, the Fund is for the most part, long the US dollar versus other major currencies.

We anticipate ongoing sub-par global growth for the foreseeable future and acknowledge that there may be asymmetric risks to the downside. Our fundamental models indicate a rising risk of recession in light of growing late cycle imbalances. Moreover, the geopolitical risks that have been weighing on sentiment for more than a year, including the ongoing trade war, a lack of resolution to Brexit combined with more recent political developments in the US as impeachment proceedings take place are persistent sources of uncertainty.

However, we take seriously the possibility that expectations have overshot to the pessimistic side now that bond markets are exceedingly bearish and nominal yields are indicative of a contractionary economic environment. As such, should sources of geopolitical uncertainty get resolved and macroeconomic fundamentals surprise to the upside, expectations could quickly reset with positive implications for risk assets – at least temporarily. We see pockets of opportunity amidst the prevailing pessimism and will closely monitor the current economic data, policy statements from central banks and geopolitical developments for signs that the long-expected slowdown in global growth could be pushed further into the future.

Annual Report	| September 30, 2019	55

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	–0.25%	2.65%	6.00%	8.31%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–5.74%	1.49%	5.40%	7.73%
AllianzGI Global Dynamic Allocation Fund Class C	–1.00%	1.86%	5.20%	7.50%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	–1.96%	1.86%	5.20%	7.50%
AllianzGI Global Dynamic Allocation Fund Class R	–0.60%	2.33%	5.71%	8.02%
AllianzGI Global Dynamic Allocation Fund Class P	–0.05%	2.82%	6.20%	8.51%
AllianzGI Global Dynamic Allocation Fund Institutional Class	0.03%	2.91%	6.30%	8.61%
AllianzGI Global Dynamic Allocation Fund Class R6	–0.01%	2.96%	6.38%	8.70%
AllianzGI Global Dynamic Allocation Fund Administrative Class	–0.26%	2.66%	6.03%	8.34%
MSCI ACWI	1.38%	6.65%	8.35%	10.89%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	3.38%	3.75%	4.07%
60% MSCI ACWI, 40% Bloomberg Barclays U.S. Aggregate Index	5.25%	5.52%	6.73%	8.38%
Lipper Alternative Global Macro Funds Average	2.62%	2.40%	4.60%	5.94%
† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.29% for Class A shares, 2.05% for Class C shares, 1.62% for Class R shares, 1.07% for Class P shares, 0.98% for Institutional Class shares, 0.95% for Class R6 shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.01% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.84% for Class P shares, 0.74% for Institutional Class shares, 0.74% for Class R6 shares and 0.99% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019 )

United States	58.6%

Japan	2.7%

Canada	1.2%

China	1.0%

United Kingdom	0.9%

Switzerland	0.9%

France	0.9%

Taiwan	0.9%

Other	20.9%

Cash & Equivalents — Net	12.0%

56	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.90	$1,018.90	$1,020.80	$1,023.60	$1,024.20	$1,024.00	$1,023.00

Expenses Paid During Period	$4.92	$8.81	$6.79	$4.06	$3.55	$3.55	$4.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,020.21	$1,016.34	$1,018.35	$1,021.06	$1,021.56	$1,021.56	$1,020.31

Expenses Paid During Period	$4.91	$8.80	$6.78	$4.05	$3.55	$3.55	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.74% for Class C, 1.34% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.70% for Class R6 and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2019	57

Unaudited

AllianzGI Global High Yield Fund

For the period of October 1, 2018 through September 30, 2019, as provided by David Newman, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Global High Yield Fund (the “Fund”) returned 7.84%, outperforming the ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged (the “benchmark”), which returned 7.59%.

Market Overview

The twelve-month period started with a volatile, risk-off environment in the last quarter of 2018 due to increasing concerns over a potential slowdown in global growth, stability of the trade truce with China, lack of progress on Brexit, and disappointment that the US Federal Reserve (“Fed”) appeared to be on autopilot indicating two additional interest rate hikes for 2019. However, the dark clouds hanging over the market quickly receded at the beginning of 2019 as some of these issues, like the government shutdown, were resolved and US Federal Reserve Chairman Powell pivoted significantly signaling that the Fed would not implement further rate hikes in 2019. Elsewhere, the slowdown in Euro area growth saw the European Central Bank (“ECB”) also signaling a more dovish policy stance, while the Chinese central bank introduced further easing in monetary policy. During the second quarter of 2019, the Fed confirmed market expectations that some easing in policy may be warranted, while the ECB also signaled that it may have to ease policy further if downside risks to Euro area growth and inflation persisted. The Fed delivered a 25 basis point cut in July—the first in 10 years—lowering its target range to 2-2.25% and cut again in September by 25 basis points to 1.75-2% . Meanwhile, ECB chief Mario Draghi duly delivered against lofty expectations announcing a cut in the deposit rate (by 10 basis points to -0.50%), a deposit tiering program to help European Union banks and the resumption of its quantitative easing program which will include investment grade corporate bond purchases.

During this period, yields fell sharply across the globe with 10-year US Treasury yield falling by 139 basis points to 1.67% and 10-year German Bonds falling 104 basis points to -0.57% while the S&P 500 Index returned 4.30% (including dividends). Although, global high yield spreads widened out by 61 basis points, the benchmark had a strong positive return of 7.59% led by a decline in government yields. By region, emerging markets returned 10.46%, Euro-denominated credit returned 8.55% (hedged to the US dollar) and British pound (“GBP”) denominated credit returned 8.31% (hedged to the US dollar), outperforming the US-dollar credit return of 6.30%. By ratings, higher rated BB credits led the outperformance returning 10.35% while B returned 6.03% and CCC and below rated issuers had a negative return of -2.40%.

Portfolio Review

Security selection remained the primary source of alpha over the period (particularly during 2019), and was particularly strong within the diversified media, healthcare and telecommunication sectors. The Fund’s market selection also added value due to its preference for Euro and GBP denominated issues versus an underweight in US Dollar denominated issues which underperformed over the period. While this overweight position was held consistently during the reporting period, we began to reduce the size of the overweight recently in the event government yields fall more in US than Europe. Given that the highest rated issues outperformed during the last twelve months, rating selection provided another source of alpha due to the Fund’s modest exposure to BBB rated issues and underweight to issues rated below B-, which more than offset the negative impact of the Fund’s preference for B versus BB rated securities. Sector selection detracted overall due in part to an underweight in banking as well as a small overweight position in energy in October 2018 (and subsequently reduced) as oil prices declined sharply during the fourth quarter of 2018. However, the Fund’s preference for non-cyclical sectors such as consumer products and services added value and limited the overall drag from sector selection.

Outlook

Over the next year we expect slower growth globally though still adequate for less cyclical, higher quality credits such as those found in the Fund. In high yield we expect default rates to rise slightly, albeit from what are historically low levels. Market prices are in line with these expected moves particularly in the energy sector, such that high yield looks fairly valued overall and attractive in single-Bs. Higher rated issues have seen a stellar performance in 2019 and we believe many are now capped in their upside potential due to their callability. Fundamentals are divergent by sector, but overall remain reasonable with interest coverage good and prudent use of issuance mostly to refinance existing debt.

58	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Global High Yield Fund Class P	7.78%	4.90%
AllianzGI Global High Yield Fund Institutional Class	7.84%	5.01%
ICE BofA Merrill Lynch Global High Yield Constrained Index USD Hedged	7.59%	5.23%
Lipper High Yield Funds Average	5.20%	4.02%

† The Fund began operations on May 3, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.48% for Class P shares and 1.48% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

United States	55.5%

Canada	4.2%

Italy	4.1%

United Kingdom	3.9%

Netherlands	3.1%

Ireland	3.0%

Brazil	2.3%

China	2.1%

Other	15.7%

Cash & Equivalents — Net	6.1%

Credit Ratings* (as of September 30, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the lowest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency. Previous shareholder reports for the Fund displayed bond ratings provided by S&P.

Annual Report	| September 30, 2019	59

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,048.30	$1,048.80

Expenses Paid During Period	$4.11	$3.60

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.06	$1,021.56

Expenses Paid During Period	$4.05	$3.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class P and 0.70% for Institutional Class), multiplied by the average account value over the period, multiplied 183/365.

60	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund

For the period of October 1, 2018 through September 30, 2019, as provided by the Global Equity Team.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned 2.43%, outperforming the MSCI ACWI (the “benchmark”), which returned 1.38%

Market Overview

It was a volatile 12 months for global equities. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. The intensifying trade dispute between the US and China continued to unsettle financial markets, while global economic data grew increasingly lackluster, with even US manufacturing slipping into contraction territory. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit.

However, this was countered by an increasingly supportive stance from central banks. After raising rates in December 2018, the US Federal Reserve (“Fed”) was forced to cut them seven months later, with another cut following in September of 2019. In September 2019, the European Central Bank (“ECB”) reinstated its bond-buying program, which it had only ended at the end of 2018, and lowered interest rates. Elsewhere, central banks across the developed and developing world moved to reduce borrowing costs.

The resulting fall in bond yields has had a direct effect on stock performance. At a sector level, higher yielding defensive stocks in the utilities and real estate sectors performed best, while financials have languished. Softer economic data has weighed on industrials and materials, while energy stocks retreated sharply as oil prices fell. September of 2019 also saw a marked shift in investor positioning: stocks which had performed consistently well year-to-date saw pullbacks, while stocks on lower multiples rallied strongly.

Oil prices endured some turbulence. Having started the period approximately $85 a barrel, Brent crude slumped to below $50 a barrel in the fourth quarter of 2018 on news of a production increase. The market remained volatile until mid-September of 2019 when an attack on two oil plants slashed Saudi Arabia’s oil production by more than 50%, causing a price spike of 20%. However, this eased on news that Saudi Arabia would fully restore output by the end of September of 2019.

Portfolio Review

The Fund outperformed its benchmark over the twelve-month period, which was primarily driven by strong stock selection, with picks in the consumer discretionary, health care and industrials boosting returns in particular. The main source of weakness in the Fund has been sector allocation, due to our underweight position in utilities and real estate. However, these have largely benefitted from defensive rallies rather than the improving fundamentals which drive longer-term returns. As such, we remain comfortable with our positioning.

The Fund’s holding in Starbucks has made the largest positive contribution to returns. The multinational coffee shop has posted consistently strong results, in July of 2019 reporting its biggest rise in quarterly sales for three years. Significantly, Starbucks raised its full year revenue and profits outlook, helped by resurgent growth in both its legacy Americas, as well as nascent China and Asia Pacific markets. July of 2019 also saw the company buy a stake in Brightloom, a US restaurant-technology company. Having already partnered with Uber Eats for delivery trials, the move is evidence of Starbucks’ continued commitment to innovating its services and products. More recently, Starbucks has suffered in the market rotation and declined further on news that it expects next year’s earnings per share growth to be lower than the long-term target of 10%. However, Starbuck’s management attributes this to lapping beneficial US tax reform and having pulled forward share repurchases. As a result, and in the context of continued strong growth, the Fund’s longer-term investment case remains intact.

S&P Global has also boosted returns thanks to its strong earnings performance. The provider of market data and information services benefits in particular from its fee-based model which is less directly tied to economic cycles and net interest margins. In the second quarter of 2019, S&P Global reported that it expected an increase in full year earnings per share thanks to the rapid return to growth of its ratings division, which generates almost 50% of revenues, largely thanks to increased high-yield issuance. Indices also performed well, with revenue growth accelerating to 14% despite softer fees from exchange-traded derivatives. The company has also reported promising growth around its expansion into China and environmental, social, and governance ratings, which further strengthen our longer-term investment case.

With our bias towards quality growth stocks, we generally have limited exposure to the energy sector, and this was a benefit in the volatile oil price environment. However, the one energy stock that does meet our quality criteria, EOG Resources, Inc. (“EOG”), did have a negative impact on returns. Despite the uncertain backdrop, the company’s long-term business plan remains on track and its financial fundamentals surpass those of peers. EOG’s rise in capital expenditure (from $5.8 to $6 billion) is intended to capture cheaper service costs and the company has committed to reduce its debt by another $3 billion by 2021. EOG is generating solid free cash flow with oil at its current price and the shares look overly discounted as a result.

Shares in Amadeus have also weakened performance. The provider of online travel management software has suffered on account of declining passenger volumes and reduced market share. However, the latter has been driven by airline consolidation and Amadeus’ refusal to lower prices. This has kept margins resilient despite less clarity on overall revenue growth. Nonetheless, our longer-term investment case is predicated on the company’s opportunity beyond airlines and this remains intact.

Outlook

Heading into the final quarter of 2019, we find global equity markets in a familiar position. Gloomy economic data is being offset by hopes of more supportive monetary policy, and the by now Sisyphean prospect of a US-China trade deal. As a result, the benchmark is up a mere 2% in dollar terms compared to 12 months ago.

Annual Report	| September 30, 2019	61

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

October’s weak manufacturing Purchasing Managers’ Index (“PMI”) means the US now joins China and Europe in a global industrial contraction. Having previously bucked the trend, the trade war’s effects are now being felt at home. The slowdown is already weighing on industrials and materials stocks, but a sustained manufacturing downturn may spread to as yet resilient service sectors. With US tax reform now a distant memory, the upcoming earnings season will be a key indicator of any impact on corporate profits.

In the face of this, central banks are attempting to stimulate demand. September of 2019 saw the Fed and ECB cut rates by 25 and 50 basis points, respectively. President Trump castigated Fed Chair Jerome Powell’s relative restraint, but Mario Draghi’s own message was clear: “Now is the time for fiscal policy to take charge”. With the Fed suggesting further cuts are unlikely, there are genuine question marks over what more monetary policy can achieve.

A US-China trade resolution therefore is one of few tangible sources of potential economic stimulus. Yet despite positive rhetoric, President Trump’s actions have been consistently antagonistic. Recent reports suggest the US is now considering limiting investor flows into China, a substantial escalation beyond trade tariffs. At a time when China is removing limits on foreign financial investment, we believe that this would spur market volatility.

Even so, equity valuations remain close to all-time highs. Indeed, the recent value rally showed that investors had simply come to view these stocks as too cheap. However, the economic growth which would truly boost value stocks remains elusive, and multiples continue to reflect a preference for non-cyclical growth. The market simultaneously believes that the global economy is weak but that equities will be resilient, largely thanks to the accommodative policies of central banks.

We believe this contradiction between valuations and fundamentals will be a key driver of volatility over the coming months. As a team, we believe we have positioned the Fund’s portfolio accordingly, consistently reducing our exposure to stocks with overextended valuations and adding to those on more reasonable multiples. Consequently, active stock selection continues to be the main long-term driver of returns in our portfolios, despite recent headwinds.

In addition, we remain committed to uncovering quality names with solid fundamentals, secular growth opportunities and reasonable valuations. As long-term investors, our investment philosophy and active approach should ensure we are well-positioned to benefit as superior fundamentals reassert themselves.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	2.43%	7.41%
AllianzGI Global Sustainability Fund Class A (adjusted)	–3.20%	6.16%
AllianzGI Global Sustainability Fund Class P	2.56%	7.57%
AllianzGI Global Sustainability Fund Institutional Class	2.63%	7.67%
MSCI ACWI	1.38%	6.69%
Dow Jones Sustainability World Total Return Composite Net Index	3.15%	6.58%
Lipper Global Large-Cap Growth Funds Average	3.59%	8.01%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.70% for Class A shares, 1.25% for Class P shares and 1.43% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 0.94% for Class P shares and 0.84% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

62	September 30, 2019 |	Annual Report

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AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

United States	54.3%

United Kingdom	11.2%

Germany	7.2%

Japan	4.2%

Switzerland	3.7%

Spain	3.6%

Sweden	3.5%

France	2.3%

Other	6.5%

Cash & Equivalents — Net	3.5%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,052.40	$1,052.70	$1,053.40

Expenses Paid During Period	$5.66	$4.89	$4.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,019.55	$1,020.31	$1,020.86

Expenses Paid During Period	$5.57	$4.81	$4.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.10% for Class A, 0.95% for Class P and 0.84% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	63

Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Global Water Fund (the “Fund”) returned 8.88%, underperforming the S&P Global Water Index (the “benchmark”), which returned 12.59%.

Market Overview

It was a volatile 12 months for global equities. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks. Higher yielding, defensive stocks in the utilities and real estate sectors performed the best, while energy stocks retreated sharply as oil prices fell. Water investments delivered strong returns during the period, outpacing the broad global equity market. The strong relative performance was driven by the concentration of opportunities in the utility sector which benefitted from rising interest rates and the risk-off sentiment which drove investors to seek out safety in more defensively oriented areas of the market.

Portfolio Review

The Fund trailed the benchmark during the twelve-month period with sector allocation largely responsible for underperformance. The negative allocation effects were driven by relative underweight to the utility sector, which performed well in the risk-off environment; as well as the overweight to the industrials sector which lagged as investors moved away from sectors perceived as cyclically sensitive as the US/China trade war worsened. Stock selection modestly detracted with picks in the utilities and healthcare sectors detracting from relative performance. In contrast, the Fund outperformed the broad market represented by the MSCI ACWI.

From a single line perspective, on an absolute basis, American Water Works, was the most additive to returns. The leading US water utility experienced support in valuation from the expectations of lower interest rates in the US. From the perspective of fundamentals, US water utilities are benefitting from growth across their regulated business lines. The regulatory environment in the US increasingly incentivizes municipalities to sell their water networks to privately run companies providing a significant project pipeline.

In contrast, Alfa Laval, detracted from results. Alfa Laval, an industrial equipment provider, detracted from performance due to recent slowdown in orders and challenges in its marine business. While the company continues to offer attractive long term growth prospects, in the short term demand may be impacted by ongoing trade uncertainty. We will continue to monitor Alfa’s risk/reward profile.

Outlook

We believe the Fund is an increasingly attractive asset in the current market and economic conditions, as investors seek diversification and defensive growth in the prevailing climate of uncertainty. The water theme is supported by significant, long-term secular drivers which provide sustainable growth with lower correlation to overall market movements.

Adequate water infrastructure in developed nations continues to be an issue with population growth, industrial evolution and climate change further increasing the need for investments. We have begun to see developed nations like the United States make the very necessary investments. In developing nations, the attractive investment opportunity is anchored in the lack of adequate water infrastructure combined with rising living standards and growing income levels. In order for these nations to continue to progress, significant infrastructure investments are required. Water quality is also undergoing scrutiny causing increased need for proper environmental testing and treatment solutions to ensure adequate water quality is delivered to end users.

In order to capitalize on this opportunity, the Fund invests in companies that offer solutions to growing water scarcity issues. These companies stand to benefit from the required investments in water infrastructure and resource management solutions. The Fund seeks to invest, under normal circumstances, at least 80% of its net assets in equities that are substantially engaged in water-related activities. The Fund targets investments with the most attractive combination of alignment to the United National Sustainable Development Goals related to water resource management and clean water access, and high quality businesses with significant exposure to the water end markets. We believe this combination offers investors the most attractive and effective long-term exposure to the water theme.

64	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Water Fund Class A	8.88%	7.36%	8.77%	5.52%
AllianzGI Global Water Fund Class A (adjusted)	2.89%	6.16%	8.16%	5.00%
AllianzGI Global Water Fund Class C	8.02%	6.55%	7.94%	4.72%
AllianzGI Global Water Fund Class C (adjusted)	7.02%	6.55%	7.94%	4.72%
AllianzGI Global Water Fund Class P	9.14%	7.64%	9.04%	5.78%
AllianzGI Global Water Fund Institutional Class	9.12%	7.65%	9.10%	5.84%
S&P Global Water Index	12.59%	9.46%	10.76%	7.67%
MSCI ACWI	1.38%	6.65%	8.35%	5.39%
Lipper Global Natural Resources Funds Average	–14.31%	–5.39%	–1.49%	–4.47%

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.41% for Class A shares, 2.16% for Class C shares, 1.15% for Class P shares and 1.14% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.22% for Class A shares, 1.97% for Class C shares, 0.94% for Class P shares and 0.93% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country /Location Allocation (as of September 30, 2019)

United States	58.3%

United Kingdom	12.0%

France	10.1%

Switzerland	4.5%

China	4.7%

Sweden	2.9%

Austria	2.5%

Brazil	1.7%

Other	2.2%

Cash & Equivalents-Net	1.1%

Annual Report	| September 30, 2019	65

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AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,085.90	$1,082.30	$1,087.90	$1,087.50

Expenses Paid During Period	$6.38	$10.28	$4.92	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,018.95	$1,015.19	$1,020.36	$1,020.41

Expenses Paid During Period	$6.17	$9.95	$4.76	$4.71

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class C, 0.94% for Class P and 0.93% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

66	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Green Bond Fund

From inception on November 19, 2018, through September 30, 2019, as provided by Julien Bras, CFA, Portfolio Manager.

Fund Insights

From inception on November 19, 2018 through September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Green Bond Fund (the “Fund”) returned 11.45%, underperforming the ICE BofA Merrill Lynch Green Bond Index (the “benchmark”), which returned 12.90%.

Market Overview

Global bonds soared over the final six months of the reporting period. Yields fell sharply as speculation grew that central banks would be forced to cut rates to support economic growth. The steepest downward movement in yields occurred in August 2019 when the yield on the 10-year Treasury bond fell around 50 basis points, briefly falling back below 1.5%, a level last seen in the summer of 2016, while the 30-year bond traded below 2.0% for the first time on record. Elsewhere, the entire German yield curve moved below zero. By the end of August 2019, the total amount of bonds trading on negative yields had risen to over $16 trillion, more than a quarter of the global bond universe. Despite a modest back up in bond yields during September 2019, global bonds still closed the quarter with robust gains.

Economic news indicated that the US-China trade tensions were starting to impact the US economy, with manufacturing activity being particularly affected. Asia also saw slowing growth, while economic activity in Europe remained stagnant at best. In response, central banks across the developed and developing world lowered rates. In July 2019, the US Federal Reserve (“Fed”) cut rates by 25 basis points, its first reduction since 2008. This was followed by a further 25 basis point cut in September 2019. The European Central Bank (“ECB”) also lowered rates and took other measures to stimulate growth.

In September 2019, new issues summed to more than $20 billion according to the Climate Bonds Initiative database. This abundancy of primary market brought the total new issues volume for 2019 to $179 billion, surpassing total 2018 annual issuance. After the September 2019 end rebalancing, the benchmark is composed of 464 securities from 210 issuers for a market value of $367 billion.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. The structural underweight on supranational green bonds contributed to this underperformance while the overweight in utilities was a major positive contributor.

On single issuer basis, the overweights on the US utility companies DTE Electric and Avangrid and on the Dutch electricity transmission system operator TenneT were the most positive contributors to the Fund’s performance. On the other hand, positions on green bonds issued by E.ON, SSE and Queensland Treasury Corporation were the largest detractors in absolute terms.

Outlook

The third quarter of 2019 was the strongest quarter ever in terms of new issues on the green bond market. In front of this increasing supply, positive signals on the demand side have been sent by Christine Lagarde, President of the ECB, who said that the ECB could “direct” its corporate asset purchases towards green bonds once the European Union and other regulators have agreed on a common framework for green finance. This potential positive technical factor for the asset class could push demand going forward. In Asia, The People’s Bank of China, which oversees green bond issuance on the interbank market in China could potentially allow “clean coal” projects to be financed by green bonds. If the decision to allow those projects to be financed by green bonds is confirmed, it would not go in the direction of an alignment with global standards. A significant share of green bonds from Chinese issuers do not meet international green bond definitions, mostly because they allocate more than 5% of their proceeds to general corporate purposes. The Climate Bonds Initiative have reported that in the first six months of 2019, only 49% of the $21.8 billion worth of Chinese green bonds would have met those global criteria.

Cumulative Total Return for the period ended September 30, 2019

Since Inception†
AllianzGI Green Bond Fund Class A	11.45%
AllianzGI Green Bond Fund Class A (adjusted)	7.27%
AllianzGI Green Bond Fund Class P	11.60%
AllianzGI Green Bond Fund Institutional Class	11.68%
ICE BofA Merrill Lynch Green Bond Index	12.90%
Lipper Core Bond Funds Average	10.02%

† The Fund began operations on November 19, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 5.84% for Class A shares, 5.64% for Class P shares and 5.59% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.75% for Class A shares, 0.55% for Class P shares and 0.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

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AllianzGI Green Bond Fund (cont’d)

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

United States	25.9%

Netherlands	8.1%

United Kingdom	7.2%

France	6.3%

Korea (Republic of)	6.0%

China	5.7%

Hong Kong	4.3%

Denmark	3.6%

Other	30.9%

Cash & Equivalents — Net	2.0%

Credit Ratings* (as of September 30, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,061.60	$1,062.50	$1,062.80

Expenses Paid During Period	$3.88	$2.90	$2.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.31	$1,022.26	$1,022.51

Expenses Paid During Period	$3.80	$2.84	$2.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 0.56% for Class P and 0.51% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

68	September 30, 2019 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI High Yield Bond Fund (the “Fund”) returned 5.18%, underperformed the ICE Bank of America Merrill Lynch US High Yield Master II Index (the “benchmark”), which returned 6.30%.

Market Overview

After a challenging finish to 2018, high-yield bonds started 2019 on a strong footing. Despite equity and interest rate volatility, the asset class finished with a gain for the twelve-month period.

High-yield benefited from a strong technical backdrop and steady demand as yield-seeking investors faced fewer options with near record levels of lower- and negative-yielding debt globally.

Over the period most high yield issuers exceeded earnings projections and produced positive year-over-year comparisons for revenue growth.

Economic reports indicated that the growth rate was moderate. While the labor market remained strong and consumer spending was healthy, business investment was soft and overall inflation was muted.

Global central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (“Fed”) cut interest rates twice in the third quarter of 2019 to a range of 1.75% to 2.00%, citing global developments, muted inflation pressures and a commitment to sustaining the expansion.

Overseas growth concerns, ongoing trade conflict and accommodative monetary policies compressed global yields and triggered a US Treasury yield curve inversion.

Performance dispersion was wide among credit ratings within high yield. Falling interest rates supported higher-quality, tighter-spread issuers, while the lowest-quality issuers declined due to their perceived risk.

High-yield primary market activity increased in 2019—already exceeding last year’s total—and refinancing remained the greatest use of proceeds. The default rate remained below the long-term average and fund flows rebounded in the new calendar year.

Portfolio Review

The Fund gained alongside the market but trailed the benchmark return over the twelve-month reporting period.

The Fund’s strength was broad based with nearly all industries advancing over the period. From a relative return standpoint, credit selection was positive and positioning among the credit-quality subcategories was influential. An underweight allocation in CCC rated bonds which declined, and an overweight allocation to higher-quality bonds, which finished higher, enhanced relative performance.

Industry allocations that helped relative performance during the period included energy, support-services and healthcare. In energy, positive credit selection and a portfolio underweight aided relative performance. In the support-services and healthcare industries, security selection was the primary source of strength.

Industry allocations that negatively impacted relative performance during the reporting period included telecommunications, financial services and cable & satellite television. Stock selection in telecommunications and financial services and a portfolio underweight in cable & satellite television were the primary drivers of relative underperformance.

Outlook

We believe synchronized central bank easing and progress on trade could help to support economic and earnings growth as well as risk asset performance.

Global central banks continue to announce stimulus measures with the Fed communicating their commitment to sustaining the expansion. According to the Fed, US monetary policy is not on any pre-set course and options remain open including the resumption of organic balance sheet growth sooner than expected. Fed funds futures suggest multiple rate cuts in the quarters ahead.

On balance, it is our view that high-yield balance sheets and credit metrics continue to support an investment in the asset class. Furthermore, we note that only 9% of the market matures before 2022, an amount that is well below the average annual new issuance over the past five years.

The default rate in 2019 is expected by many market participants to remain below the long-term historical average. Spreads reside modestly above the three-year average.

We believe that the relative value proposition of US high yield remains unchanged given the attractive yield opportunity against the current credit backdrop and compared to depressed yields globally.

The Fed’s path, earnings trends, trade developments and global growth will all influence the outlook.

Annual Report	| September 30, 2019	69

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	5.18%	3.40%	6.42%	6.92%
AllianzGI High Yield Bond Fund Class A (adjusted)	1.24%	2.61%	6.02%	6.74%
AllianzGI High Yield Bond Fund Class C	4.33%	2.70%	5.69%	6.15%
AllianzGI High Yield Bond Fund Class C (adjusted)	3.33%	2.70%	5.69%	6.15%
AllianzGI High Yield Bond Fund Class R	4.68%	2.96%	6.05%	6.61%
AllianzGI High Yield Bond Fund Class P	5.56%	3.78%	6.73%	7.14%
AllianzGI High Yield Bond Fund Institutional Class	5.48%	3.76%	6.81%	7.37%
AllianzGI High Yield Bond Fund Administrative Class	5.60%	3.40%	6.45%	6.93%
ICE BofA Merrill Lynch High Yield Master II Index	6.30%	5.36%	7.85%	7.05%
Lipper High Yield Funds Average	5.50%	4.29%	6.82%	5.54%

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s expense ratios are 1.05% for Class A shares, 1.71% for Class C shares, 1.44% for Class R shares, 0.70% for Class P shares, 0.73% for Institutional Class shares and 0.88% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Industry Allocation (as of September 30, 2019)

Media	13.4%

Telecommunications	7.9%

Healthcare-Services	6.1%

Oil, Gas & Consumable Fuels	6.0%

Diversified Financial Services	5.7%

Entertainment	5.0%

Commercial Services	4.6%

Internet	3.6%

Other	43.8%

Cash & Equivalents — Net	3.9%

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AllianzGI High Yield Bond Fund (cont’d)

Credit Ratings* (as of September 30, 2019)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,040.60	$1,036.90	$1,037.50	$1,042.00	$1,042.50	$1,042.90

Expenses Paid During Period	$5.32	$8.88	$7.97	$3.48	$4.04	$4.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,019.85	$1,016.34	$1,017.25	$1,021.66	$1,021.11	$1,020.41

Expenses Paid During Period	$5.27	$8.80	$7.89	$3.45	$4.00	$4.71

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.04% for Class A, 1.74% for Class C, 1.56% for Class R, 0.68% for Class P, 0.79% for Institutional Class and 0.93% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI International Small-Cap Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Alexandra Russo, Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned -12.05%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned -5.62%.

Market Overview

It was a volatile 12 months for international equities. Suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most international small cap markets closed the review period with absolute losses. The intensifying trade dispute between the US and China continued to unsettle financial markets.

European small cap equities closed a rollercoaster 12 months with absolute losses. Eurozone economic activity faltered as exports were hit by higher tariffs and German carmakers struggled to comply with new emissions tests. The IHS Markit Eurozone composite purchasing managers’ index fell to a six-year low in September 2019 as manufacturing activity moved further into contraction territory and the downturn spread to the larger services sector. In the same month, the European Central Bank cut interest rates by 10 basis points and reinstated its bond-buying program. In September 2019, the IHS Markit purchasing managers’ index for Germany’s manufacturing sector fell to 41.4, its weakest reading since mid-2009, while the Ifo Business Climate Index of business sentiment remained close to the six-year low reached in August 2019. UK economic activity slowed amid ongoing Brexit-related uncertainty and the deadline for Brexit was extended to January 31, 2020. Unable to force a general election, this leaves the UK with a minority government with limited options to solve the impasse.

Small cap equity markets in the Pacific ex Japan closed a volatile 12 months nearly unchanged. Australian equities were helped by a surprise victory for the ruling Liberal-National coalition in the country’s general election. With gross domestic product (“GDP”) expanding just 1.4% on an annual basis in the second quarter, the country’s slowest growth rate since 2009, the Reserve Bank of Australia cut interest rates to a record low of 1.0%. Hong Kong stocks suffered from ongoing mass political demonstrations. China’s GDP expanded 6.2% year on year in the second quarter of 2019, the lowest growth rate since the first quarter of 1992, and there were few signs of improvement in the third quarter as industrial production rose 4.4% on a year-on-year basis in August of 2019, the slowest rate of increase on record. The Chinese authorities took measures to cushion the impact of the trade war, including cuts to banks’ reserve requirement ratio and other stimulus measures. The IHS Markit manufacturing purchasing managers’ index for the Association of Southeast Asian Nations (“ASEAN”) slipped to 48.9 in August of 2019, the weakest reading since November 2015.

Japanese small cap equities also closed with losses. The strength of the yen weighed on the outlook for exports. The Bank of Japan kept its ultra-loose policy unchanged but signalled it could ease policy further if necessary. The Japanese economy grew 1.3% on an annualized basis in the second quarter. On a year-on-year basis, exports fell 8.2% in August of 2019, the ninth consecutive month of declines, while the Jibun Bank manufacturing purchasing managers’ index fell to a seven-month low of 48.9 in September of 2019. At the start of October 2019, the government is due to raise Japan’s Sales Tax to 10% from 8%.

Portfolio Review

In absolute terms, all three small-cap markets showed losses. European small-caps registered the strongest losses followed by small-caps from Japan and finally the Pacific ex Japan region. In relative terms, all three sleeve portfolios closed behind their local indices.

Both, stock selection and sector allocation had a negative effect on performance. The overweight in Industrial stocks as well as the underweight in real estate and utilities weighed on the Fund’s relative performance. Nevertheless, the Fund’s overweight exposure to the information technology (“IT”) sector and its underweight in energy and consumer discretionary were favorable. Stock selection in the materials, industrials and consumer discretionary sectors had a particularly negative impact on performance. Stock selection in the IT, health care and consumer staples sectors made positive contributions to performance, however.

On single stock basis, the positions in ASM International, a leading supplier of semiconductor process equipment for wafer processing (Netherlands), Kobe Bussan, an integrated food producer and supermarket operator (Japan) and Ingenico, a supplier of online/ mobile payment solutions (France) were the most positive contributors. On the other hand, the positions in ASOS, an online fashion retailer (UK), KH Neochem, a manufacturer of petroleum chemical products (Japan), and Elkem, a manufacturer of metals and alloys (Sweden), were the most significant detractors.

Outlook

At the moment, we believe the global capital markets are largely supported by expectations that the major central banks will provide additional monetary stimulus and by hopes that governments will raise their spending. However, the trade conflict between the US and China has been weighing on global growth for some time now. We continue to believe that volatility will increase, with increasing disparity between sectors and countries. The good news is that, outside the US, stock markets are not expensive. The euphoria which typically marks the top of the market is notable for its absence. Despite the global economies slowing, we continue to uncover what we believe are attractive small-cap companies, that are exposed to end markets that continue to grow.

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AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	–12.05%	4.87%	7.24%	10.57%
AllianzGI International Small-Cap Fund Class A (adjusted)	–16.89%	3.69%	6.64%	10.28%
AllianzGI International Small-Cap Fund Class C	–12.75%	4.05%	6.42%	9.74%
AllianzGI International Small-Cap Fund Class C (adjusted)	–13.48%	4.05%	6.42%	9.74%
AllianzGI International Small-Cap Fund Class R	–12.36%	4.56%	6.95%	10.28%
AllianzGI International Small-Cap Fund Class P	–11.92%	5.03%	7.44%	10.86%
AllianzGI International Small-Cap Fund Institutional Class	–11.88%	5.10%	7.53%	10.95%
AllianzGI International Small-Cap Fund Class R6	–11.82%	5.18%	7.62%	11.06%
MSCI World ex USA Small Cap Index	–5.62%	5.14%	6.93%	7.26%
MSCI EAFE Small Cap Index	–5.93%	6.02%	7.45%	7.39%
Lipper International Small/Mid-Cap Growth Funds Average	–6.09%	4.86%	7.81%	8.29%

† The Fund began operations on December 31, 1997. Benchmark return and Lipper performance comparisons began on the fund inception date.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.50% for Class A shares, 2.27% for Class C shares, 1.86% for Class R shares, 1.29% for Class P shares, 1.28% for Institutional Class shares and 1.22% for Class R6 shares. These ratios do not include expense reductions, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.04% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of September 30, 2019)

Japan	30.0%

United Kingdom	16.4%

Germany	9.7%

Switzerland	5.5%

France	5.3%

Denmark	5.2%

Australia	5.2%

Austria	4.5%

Other	16.1%

Cash & Equivalents — Net	2.1%

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AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,016.50	$1,012.50	$1,014.40	$1,017.20	$1,017.50	$1,017.90

Expenses Paid During Period	$6.57	$10.14	$8.03	$5.56	$5.26	$5.06

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,018.55	$1,014.99	$1,017.10	$1,019.55	$1,019.85	$1,020.05

Expenses Paid During Period	$6.58	$10.15	$8.04	$5.57	$5.27	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.01% for Class C, 1.59% for Class R, 1.10% for Class P, 1.04% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI Micro Cap Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned -19.39%, outperforming the Russell Microcap Growth Index (the “benchmark”), which returned -21.34%.

Market Overview

It was a volatile period for US equities. In the fourth quarter of 2018, the combination of elevated interest rates and investors’ hawkish interpretation of US Federal Reserve (“Fed”) Chairman Jerome Powell’s commentary on monetary policy provided the catalyst for a sharp selloff. Markets subsequently recovered in the first quarter of 2019. This rebound faced additional headwinds in the second and third quarter, as the US-China trade tensions escalated over the period.

Against this market backdrop, the Russell Microcap index returned -15.98% and underperformed the Russell 2000 by 7.09%. Within the micro-cap universe, growth stocks underperformed value. This was primarily due to a sharp rotation in September 2019 into low-quality value stocks, which were under owned by the benchmark.

Portfolio Review

The Fund outperformed its benchmark index over the reporting period. From an attribution perspective, security selection was the primary driver for the outperformance while asset weightings had a slightly negative effect. Stock picking contributed from the information technology, health care and energy sectors. Conversely, negative security selection in the communication services, consumer discretionary and industrials sectors were offsetting. Separately, an overweight in energy hurt returns but was partially balanced by an overweight to information technology that helped performance.

A top contributor, Veracyte Inc. develops cancer diagnosis tests, which are built on genetic sequencing and machine learning technology. The stock benefitted from delivering strong quarterly earnings results and guidance, helped by accelerating testing volumes. The largest absolute detractor was Boingo Wireless Inc., which is a provider of Wi-Fi hotspots and small cellular networks. The stock was lower after posting revenue and earnings guidance below investor expectations.

Outlook

Looking forward, we continue to expect moderate, albeit slower, growth from the US economy. Leading economic indicators continue to signal benign conditions and employment metrics remain positive. However, key manufacturing and service surveys are signaling slower economic growth. Looking at historical periods of slower economic growth, we found that small cap equities on average have outperformed their larger cap counterparts in periods of gross domestic product growth under 2%.

On the monetary policy front, the Fed reduced interest rates twice in the third quarter of 2019, representing the first time rates were cut since 2008. There is potential for additional cuts in the fourth quarter of 2019. Also, the Fed highlighted that they will act as appropriate to sustain the expansion. Overall, we believe the Fed’s accommodative stance should help investor appetite for risk assets.

From a bottom-up perspective, small-cap equities experienced a mild earnings contraction in the first half of 2019. However, consensus analyst earnings estimates show earnings growth improvement into the fourth quarter of 2019. From a valuation perspective, small-caps are trading at a discount relative to large-cap stocks that has not been seen since the early 2000s, which was the start of an outperformance cycle of small-caps above large-caps.

Ultimately, we believe that company-specific results will dictate performance. We continue to uncover what we believe are exciting, new positive change-based opportunities within the small cap investment universe.

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AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–19.39%	5.01%	9.49%	9.95%
AllianzGI Micro Cap Fund Class A (adjusted)	–23.82%	3.83%	8.87%	9.70%
AllianzGI Micro Cap Fund Class P	–19.32%	5.09%	9.63%	10.16%
AllianzGI Micro Cap Fund Institutional Class	–19.25%	5.11%	9.68%	10.24%
Russell Microcap Growth Index	–21.34%	4.00%	8.82%	5.94%
Lipper Small-Cap Growth Funds Average	–6.59%	9.68%	12.44%	8.16%

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.98% for Class A shares, 1.68% for Class P shares and 1.78% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.42% for Class A shares, 1.34% for Class P shares and 1.34% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Industry Allocation (as of September 30, 2019)

Biotechnology	13.6%

Software	12.1%

Healthcare Equipment & Supplies	11.7%

Healthcare Providers & Services	6.8%

Life Sciences Tools & Services	4.4%

IT Services	4.0%

Machinery	3.7%

Pharmaceuticals	3.5%

Other	38.5%

Cash & Equivalents — Net	1.7%

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AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$935.70	$936.30	$936.80

Expenses Paid During Period	$6.89	$6.50	$6.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,017.95	$1,018.35	$1,018.35

Expenses Paid During Period	$7.18	$6.78	$6.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.42% for Class A, 1.34% for Class P and 1.34% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2018 through September 30, 2019, as provided by the Value Equity, US team.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned -1.68%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned -2.02%.

Market Overview

Emerging market equities lagged developing market stocks, closing a volatile twelve-month period with flat returns. The intensifying US/China trade war continued to dampen sentiment towards emerging market stocks, although this was countered by a more dovish tone from central banks, many of which cut interest rates to boost growth. At a regional level, Latin American markets rose the most, with Eastern European markets also delivering solid gains, while Asian stocks retreated. Brazilian stocks were standout performers on a global basis. Investors reacted positively to the election of market-friendly Jair Bolsonaro as the country’s president, and sentiment was further lifted by progress in much needed pension reform. Chinese stocks closed the review period modestly lower, although A-shares outperformed as investors anticipated their higher weighting in MSCI’s widely-used emerging markets index. Indian equities delivered moderate gains, overcoming a default at a major infrastructure and development company as well as disagreements over the Reserve Bank of India’s independence. Indian stocks touched a record high in early June of 2019 on the back of Prime Minister Narendra Modi’s election victory, but later retreated as investors were underwhelmed by a lack of fiscal stimulus in the government’s final budget for fiscal year 2019/20. That said, Indian equities surged in the final days of September of 2019 after the government announced that corporate tax rates would be cut from 30% to 22%.

Portfolio Review

Relative outperformance results over the reporting period were due to positive sector and country allocations, conversely, stock selection detracted somewhat from performance. Selection across the industrials and energy sectors aided returns, while selection was negative across health care and consumer discretionary. The Fund’s overweight in consumer staples, as well as underweight exposures in materials and health care, contributed to performance results. In contrast, an underweight in consumer discretionary, as well as overweight positions in energy and industrials, detracted from the Fund’s relative returns. Selection by country was somewhat neutral as positive results from gains across holdings based in China and Brazil where offset by India and South Africa-base stocks that failed to keep pace with benchmark shares. Country allocations were positive, and driven by the Fund’s overweight in France and underweight in Saudi Arabia. This was only partially offset by overweight positions in Hong Kong and Mexico, which detracted from relative results.

Outlook

In our opinion, investors searching for value and income would be right to begin their search among non-US equities. American stock returns have largely trampled their foreign counterparts over the last several years. The performance of growth companies has widely exceeded those of value firms for a prolonged stretch as well. Now may be the time to seek out attractive investment opportunities at the intersection of the foreign and value universes. That said, it is difficult to find another time in the last ten years when there has been this many precarious situations globally. For example, in Asia, protests in Hong Kong are unfolding without any real solution in sight. Add to that the ongoing trade war between the US and China, and investors are faced with a very shaky backdrop across the world’s largest economies.

Amid these risks, we believe that politicians and central bankers worldwide will continue to do whatever they can to keep their economies going. From a portfolio management standpoint, it can be prudent to remain wary when markets are trading with such seemingly low valuation multiples. Currently, our team is finding more value in larger-capitalization companies with higher-quality business models. While some names trade at low valuations and offer respectable dividend yields, we believe that the risks to these companies’ earnings and business prospects in light of this economic environment are simply too great. We continue to position our portfolios toward quality and strong fundamentals, where we believe the prospects for capital appreciation and downside protection remain more favorable for our clients.

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AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	–1.68%	2.91%	3.46%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–7.09%	1.75%	2.61%
AllianzGI NFJ Emerging Markets Value Fund Class C	–2.44%	2.13%	2.69%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	–3.40%	2.13%	2.69%
AllianzGI NFJ Emerging Markets Value Fund Class P	–1.53%	3.07%	3.62%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	–1.45%	3.17%	3.73%
MSCI Emerging Markets Index	–2.02%	2.33%	1.81%
Lipper Emerging Markets Funds Average	0.57%	1.84%	1.79%

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.65% for Class A shares, 2.38% for Class C shares, 1.48% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.98% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Country/Location Allocation (as of
September 30, 2019)

China	26.2%

India	10.6%

Taiwan	9.9%

Korea (Republic of)	8.5%

Brazil	5.4%

Russian Federation	4.8%

Hong Kong	4.4%

South Africa	3.9%

Other	21.3%

Cash & Equivalents — Net	5.0%

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AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$975.70	$972.00	$976.10	$977.00

Expenses Paid During Period	$5.65	$9.39	$4.85	$4.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,019.35	$1,015.54	$1,020.16	$1,020.61

Expenses Paid During Period	$5.77	$9.60	$4.96	$4.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.14% for Class A, 1.90% for Class C, 0.98% for Class P and 0.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI PerformanceFee Managed Futures Strategy Fund

For the period of October 1, 2018 through September 30, 2019, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Managed Futures Strategy Fund (the “Fund”) returned 3.34%, outperforming the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark”), which returned 2.39%.

Market Overview

Global equities experienced a volatile 12 months. Despite suffering a sizeable correction in the final quarter of 2018 and two smaller set-backs in May and August of 2019, most markets advanced over the review period. US, European and Asia ex-Japan equities produced strong gains. Japanese stocks retreated and emerging market equities broadly lagged developing market stocks. The intensifying trade dispute between the US and China continued to unsettle financial markets, with both sides raising tariffs on an ever-wider range of each other’s exports. Political risks also caused some concern, mainly due to heightened tensions in the Middle East and the ongoing uncertainty related to Brexit. However, this was countered by an increasingly supportive stance from central banks.

Global bonds soared over the twelve-month period. Yields fell sharply as major central banks undertook policy U-turns, swinging from a bias for tighter monetary policy to a far more dovish stance. In the US, the yield on the 10-year Treasury bond plunged from a peak of over 3.2% in October 2018 to briefly fall below 1.5% at the end of August 2019, its lowest level since the summer of 2016, while the 30-year bond traded below 2.0% for the first time on record. Elsewhere, the entire German yield curve moved below zero. By the end of August 2019, the total amount of bonds trading on negative yields had risen to over $16 trillion, more than a quarter of the global bond universe.

US economic momentum slowed as the fiscal stimulus from tax cuts faded and the US/China trade war started to impact the manufacturing sector. After raising rates in December 2018, only seven months later the US Federal Reserve (“Fed”) was forced to cut rates in July 2019, with another cut following in September 2019, to counter the effects of the slowing economy. Outside of the US economy, economic activity slowed as exports were hit by lower trade. In September 2019, the European Central Bank reinstated its bond-buying program, which it had only ended at the end of 2018, and lowered interest rates. Elsewhere, central banks across the developed and developing world moved to reduce borrowing costs.

Despite signs that US economic activity was moderating, the US dollar held up relatively well, reflecting the even weaker outlook elsewhere. The Japanese yen performed even better as its safe-haven status meant it was a beneficiary of global stock market volatility. Both the Euro and the British pound weakened; the former was affected by fears that the German economy may fall into recession while fears of a no-deal Brexit weighed on sterling.

Portfolio Review

The main positive contributors to the Fund’s performance during the twelve-month period were its long positions in global duration and short positions in other currencies vs the US dollar. Additionally the Fund received positive contributions from short exposure in industrial metals. The primary detractors were the Fund’s positioning in global equities, commodities including livestock, energy, and also emerging market bonds. The Fund’s positions in the Japanese yen vs US dollar also detracted meaningfully. To implement its allocation decisions, the Fund utilizes derivatives, mainly index futures in highly liquid markets, to achieve its long and short positioning in the various markets.

At the start of the period, the fourth quarter of 2018, the Fund’s started out with a healthy allocation to global equities, but then ended short by the close of December 2018 as informed by market trends. The Fund progressively eliminated these short positions and went back long during the first few months of 2019 as risk assets continued their rally. Positions fluctuated throughout the rest of the year-to-date period as a result of reversals in trends. As of the end of September 2019 the Fund’s entire equity position totaled approximately 42%. In fixed income, global duration exposures were, broadly speaking, increased significantly from the beginning of the fourth quarter of 2018 to the second quarter of 2019, with hard duration hovering around 150% by then. By the end of September 2019, duration exposure had been reduced to approximately 120%. The Fund’s positions in currencies and various commodity segments fluctuated over the course of the twelve months as markets were volatile in many of these categories. As of the end of September 2019 the Fund had increased its long US dollar positions, e.g., against the Euro and British pound. In commodities the Fund remained long precious metals, but for the most part short in other major commodity assets.

Outlook

As of period-end September 30, 2019, Fund positioning reflects a constructive view toward global equities, with a tilt toward US equities. In fixed income, the Fund is positioned to be long in duration-weighted terms to US Treasuries based on our quantitative signals. In currencies, the Fund is for the most part, long the US dollar versus other major currencies.

We anticipate ongoing sub-par global growth for the foreseeable future and acknowledge that there may be asymmetric risks to the downside. Our fundamental models indicate a rising risk of recession in light of growing late cycle imbalances. Moreover, the geopolitical risks that have been weighing on sentiment for more than a year, including the ongoing trade war, a lack of resolution to Brexit, combined with more recent political developments in the US as impeachment proceedings take place, are persistent sources of uncertainty.

However, we take seriously the possibility that expectations have overshot to the pessimistic side now that bond markets are exceedingly bearish and nominal yields are indicative of a contractionary economic environment. As such, should sources of geopolitical uncertainty get resolved and macroeconomic fundamentals surprise to the upside, we believe expectations could quickly reset with positive implications for risk assets—at least temporarily. We see pockets of opportunity amidst the prevailing pessimism and will closely monitor the current economic data, policy statements from central banks and geopolitical developments for signs that the long-expected slowdown in global growth could be pushed further into the future.

Annual Report	| September 30, 2019	81

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI PerformanceFee Managed Futures Strategy Fund Class P	3.27%	–0.48%
AllianzGI PerformanceFee Managed Futures Strategy Fund Institutional Class	3.34%	–0.50%
AllianzGI PerformanceFee Managed Futures Strategy Fund Class R6	3.31%	–0.41%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	2.10%
Lipper Alternative Managed Futures Funds Average	3.32%	–0.10%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 2.63% for Class P shares, 3.83% for Institutional Class shares and 2.62% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.90% for Institutional Class shares, 0.95% for Class P shares and 0.85% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

U.S. Treasury Obligations	65.0%

Mutual Fund	4.3%

Cash & Equivalents — Net	30.7%

82	September 30, 2019 |	Annual Report

Unaudited

AllianzGI PerformanceFee Managed Futures Strategy Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,045.70	$1,044.70	$1,045.70

Expenses Paid During Period	$1.85	$1.64	$1.33

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.26	$1,023.46	$1,023.76

Expenses Paid During Period	$1.83	$1.62	$1.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.36% for Class P, 0.32% for Institutional Class and 0.26% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2019	83

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Equity Fund (the “Fund”) returned 4.39%, outperforming the S&P 500 Index (the “benchmark”), which returned 4.25%.

Market Overview

The twelve-month period was characterized by multiple equity market declines in the fourth quarter of 2018, followed by a higher prevailing level of implied volatility that has benefited the option portfolio’s resilience and outperformance year-to-date.

The benchmark underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the fourth quarter of 2018. The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter of 2018.

Heading into 2019, market conditions stabilized amid a powerful equity-market rally, allowing the strategy’s option portfolio to generate excess returns above its targeted rate for the first quarter. The benchmark returned 13.65% for the first quarter of 2019. The CBOE Volatility Index (the “VIX”), a measure of option prices that had peaked at 36 in late December of 2018, behaved more in line with typical historical levels during the first quarter of 2019 with an average of 16.

The second and third quarters of 2019 were characterized by equity-index fluctuations and a higher prevailing level of implied volatility, which benefited the strategy’s option portfolio. In both quarters, the benchmark underwent choppy but ultimately positive quarters. Meanwhile, the healthy relationship between the VIX, which averaged between 15 and 16, and the benchmark provided a favorable backdrop for position construction.

Portfolio Review

Excess returns were behind pace for the twelve-month period due to the fourth quarter of 2018 drawdowns. But, as is typical following a market drawdown, the option portfolio has performed well year-to-date. The Fund was able to recoup the cost it spent on managing risk during market stress in the fourth quarter of 2018, as is the goal. In the first quarter of 2019, the option portfolio benefited from realized gains on both range-bound spreads and upside directional positions, as well as from mark-to-market recovery as marked-down positions cycled through expiration.

The benchmark’s corrections in May and August of 2019 provided a successful test case for the new hedging configuration that the Fund began implementing this year. When constructing the option portfolio in a low-VIX environment, the Fund now builds some of its hedging positions closer to the current index level, which enables the Fund to leave its range-bound zones intact—with no restructuring necessary—during equity-market declines.

That said, even though the Fund did not have to adjust these positions, the highly responsive VIX gave the Fund the opportunity to extend many of its zones vertically and/or diagonally for low to no spend. The Fund still incurred some cost to get through the market moves, but saved as much as half a month’s worth of targeted gains because of the new hedging configuration. This demonstrates the Fund’s improved ability to navigate sharp market declines that are preceded by low-volatility environments.

The Fund also profited from upside directional positions. Gains from these positions largely offset the restructuring costs, enabling the portfolio to generate in-line performance.

Outlook

We continue to be encouraged by the improved responsiveness of the VIX to a market pullback. This year implied volatility has tended to spike immediately when an equity decline occurs, and the VIX has been able to sustain a floor in the mid-teens.

We have always said that while daily news flow can cause momentary fluctuations in the VIX, what would bring about a longer-lasting change in the implied volatility regime would be fears of a recession. Such fears have surfaced at various points over the past several months, and in our opinion, this is why there has been a prolonged increase in the VIX. As long as uncertainty persists about the economic outlook and its potential impact on corporate earnings, this may well continue to keep implied volatility at favorable levels.

To be clear, the Fund is designed to pursue its outperformance objectives in any volatility environment. But if a sustained higher VIX were to continue, it is our belief that would be much the better.

84	September 30, 2019 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Equity Fund Class P	4.46%	8.81%
AllianzGI PerformanceFee Structured US Equity Fund Institutional Class	4.39%	8.78%
AllianzGI PerformanceFee Structured US Equity Fund Class R6	4.66%	8.93%
S&P 500 Index	4.25%	7.96%
Lipper Large-Cap Core Funds Average	3.42%	7.04%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.39% for Class P shares, 1.12% for Institutional Class shares and 1.35% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.64% for Institutional Class shares, 0.64% for Class P shares and 0.64% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

Exchange-Traded Funds	99.8%

Cash & Equivalents — Net	0.2%

Annual Report	| September 30, 2019	85

Unaudited

AllianzGI PerformanceFee Structured US Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,072.40	$1,070.20	$1,073.00

Expenses Paid During Period	$1.30	$1.51	$1.51

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.82	$1,023.61	$1,023.61

Expenses Paid During Period	$1.27	$1.47	$1.47

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.25% for Class P ,0.29% for Institutional Class and less than 0.29% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

86	September 30, 2019 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI PerformanceFee Structured US Fixed Income Fund (the “Fund”) returned 10.65%, outperforming the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “benchmark”), which returned 10.30%.

Market Overview

The twelve-month period was characterized by multiple equity market declines in the fourth quarter of 2018, followed by a higher prevailing level of implied volatility that has benefited the option portfolio’s resilience and outperformance year-to-date.

The S&P 500 Index underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the fourth quarter of 2018. The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter of 2018.

Heading into 2019, market conditions stabilized amid a powerful equity-market rally, allowing the strategy’s option portfolio to generate excess returns above its targeted rate for the first quarter. The S&P 500 returned 13.65% for the quarter. The CBOE Volatility Index (“VIX”), a measure of option prices that had peaked at 36 in late December 2018, behaved more in line with typical historical levels during the first quarter of 2019 with an average of 16.

The second and third quarters of 2019 were characterized by equity-index fluctuations and a higher prevailing level of implied volatility, which benefited the strategy’s option portfolio. In both quarters, the S&P 500 Index underwent choppy but ultimately positive quarters. Meanwhile, the healthy relationship between the VIX, which averaged between 15 and 16, and the S&P 500 provided a favorable backdrop for position construction.

US bond yields declined over the course of the third quarter due to risk aversion and economic pessimism. In August 2019, the US 10-year Treasury yield briefly declined below the 2-year yield, resulting in a yield curve inversion. The Bloomberg Barclays Aggregate Index gained 2.73% for the period, placing its year-to-date return at 8.52%.

Portfolio Review

Excess returns were behind pace for the twelve-month period due to the fourth quarter 2018 drawdowns. But, as is typical following a market drawdown, the option portfolio has performed well year-to-date. The Fund was able to recoup the cost it spent on managing risk during market stress in the fourth quarter of 2018, as is the goal. In the first quarter of 2019, the option portfolio benefited from realized gains on both range-bound spreads and upside directional positions, as well as from mark-to-market recovery as marked-down positions cycled through expiration.

The S&P 500’s corrections in May and August of 2019 provided a successful test case for the new hedging configuration that the Fund began implementing this year. When constructing the option portfolio in a low-VIX environment, the Fund now builds some of its hedging positions closer to the current index level, which enables the Fund to leave its range-bound zones intact—with no restructuring necessary—during equity-market declines.

That said, even though the Fund did not have to adjust these positions, the highly responsive VIX gave the Fund the opportunity to extend many of its zones vertically and/or diagonally for low to no spend. The Fund still incurred some cost to get through the market moves, but saved as much as half a month’s worth of targeted gains because of the new hedging configuration. This demonstrates its improved ability to navigate sharp market declines that are preceded by low-volatility environments.

The Fund also profited from upside directional positions. Gains from these positions largely offset the restructuring costs, enabling the portfolio to generate in-line performance.

Outlook

We continue to be encouraged by the improved responsiveness of the VIX to a market pullback. This year implied volatility has tended to spike immediately when an equity decline occurs, and the VIX has been able to sustain a floor in the mid-teens.

We have always said that while daily news flow can cause momentary fluctuations in the VIX, what would bring about a longer-lasting change in the implied volatility regime would be fears of a recession. Such fears have surfaced at various points over the past several months, and in our opinion, this is why there has been a prolonged increase in the VIX. As long as uncertainty persists about the economic outlook and its potential impact on corporate earnings, this may well continue to keep implied volatility at favorable levels.

To be clear, the Fund is designed to pursue its outperformance objectives in any volatility environment. But if a sustained higher VIX were to continue, it is our belief that would be so much the better.

Annual Report	| September 30, 2019	87

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI PerformanceFee Structured US Fixed Income Fund Class P	10.68%	5.44%
AllianzGI PerformanceFee Structured US Fixed Income Fund Institutional Class	10.65%	5.42%
AllianzGI PerformanceFee Structured US Fixed Income Fund Class R6	10.77%	5.48%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	4.74%
Lipper General Bond Funds Average	8.82%	4.57%

† The Fund began operations on December 18, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.35% for Class P shares, 33.76% for Institutional Class shares and 1.38% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 0.34% for Class P shares, 0.34% for Institutional Class shares and 0.34% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

Exchange-Traded Funds	100.0%

Cash & Equivalents — Net	0.0%

88	September 30, 2019 |	Annual Report

Unaudited

AllianzGI PerformanceFee Structured US Fixed Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,057.90	$1,057.20	$1,058.80

Expenses Paid During Period	$1.34	$1.34	$1.39

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,023.76	$1,023.76	$1,023.71

Expenses Paid During Period	$1.32	$1.32	$1.37

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.26% for Class P ,0.26% for Institutional Class and 0.27% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invest, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2019	89

Unaudited

AllianzGI Preferred Securities and Income Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Carl W. Pappo Jr., CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30th, 2019, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Preferred Securities and Income Fund (the “Fund”) returned 9.14%, underperforming the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index (the “benchmark”), which returned 10.15%.

Market Overview

The downside risks to global growth dominated the headlines throughout the period as the benefits to fiscal stimulus in the US faded, global trade tensions increased, and tighter financial conditions prevailed following the end of quantitative easing programs and 100 basis points of interest rate increases by the US Federal Reserve (“Fed”) in 2018. In response, the Fed reversed course and lowered its target rate for Federal Funds by 50 basis points in 2019 as protection against further deterioration in US growth. Interest rates on US Treasuries responded, falling 110 to 140 basis points along the maturity spectrum as the yield curve flattened. Declining global yields have helped reignite demand for higher income securities. Fourth quarter 2018 outflows from preferred sector exchange-traded funds (“ETFs”) reversed themselves in 2019, reflecting renewed investor demand. The preferred market, as measured by the benchmark, outperformed the US equity market, as measured by the S&P 500, which returned 4.25%, and US high yield bonds, as measured by the Ice BofA Merrill Lynch US High Yield Index, which returned 6.3%, but lagged that of the US investment grade corporate bond market, as measured by the Ice BofA Merrill Lynch US Corporate Index, which returned 12.01%. Within the preferred market, the $1000 over-the-counter market, represented by the Ice BofA Merrill Lynch US Investment Grade Institutional Capital Securities Index modestly outperformed the $25 listed market, represented by the Ice BofA Merrill Lynch US Listed Preferred Securities Index, returning 10.77% versus 10.07%, respectively.

As yields declined and credit spreads compressed, issuance has rebounded. Through September 2019, issuance has reached $53 billion dollars, nearly evenly split between the listed and over-the-counter markets. However, refinancing activity has lowered the net impact to the market. New structures have also emerged this year, with issuers using either the 5-year Treasury or the new Secured Overnight Financing Rate benchmark as the base rate for future floating periods, attempting to remove investor uncertainty surrounding the elimination of the London Inter-bank Offered Rate (“LIBOR”) after 2021.

Portfolio Review

The underperformance of the Fund during the period was primarily driven by the Fund’s exposure to floating rate bonds, whose prices were negatively impacted by the shift in the Fed’s outlook for interest rates. From a sector perspective, performance was hurt by an underweight to electric utilities and real estate investment trusts (“REITS”). This was modestly offset by overweights to mining and pipelines. Positive relative security selection in the bank and insurance sectors also contributed to performance. Finally, the portfolio benefited from agile security positioning in GE, moving from an underweight and up-in-capital structure position when leverage and corporate strategy concerns forced a CEO change, and then a move back into the preferreds as disclosure improved and their strategy to address leverage was communicated.

Outlook

While the pace of economic growth has slowed in 2019, major central banks—the Fed, the European Central Bank and the Bank of Japan—have eased monetary policy to support economic conditions. While we expect monetary action to extend the cycle, clearly we are late in the cycle and downside risks have grown. In this environment, we continue to favor banks, who we believe to be well prepared for the shifting environment and less exposed to event risk. While we expect earnings growth at US banks will slow, ten years of business and operational optimization provide scope to offset the net interest margin compression. The 2019 annual bank stress test showed all 12 US banks passing the test, with the majority improving upon last year’s performance. For the cohort, aggregate stressed loan losses declined 6.5%, and the average loss rate fell to 5.8%, reflecting tighter underwriting and the continued roll off/disposal of legacy pre-crisis assets. While finalized tailored capital rules approved by regulators in the third quarter of 2019 will provide some degree of freedom to reduce capital from historically high levels over the next 12 months, bank capital will remain strong and supportive of preferred investors.

90	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Preferred Securities and Income Fund Class P	9.14%	8.15%
AllianzGI Preferred Securities and Income Fund Institutional Class	9.14%	8.17%
AllianzGI Preferred Securities and Income Fund Class R6	9.19%	8.21%
ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	10.15%	8.43%
S&P 500 Financials Index	3.92%	4.06%
Lipper Flexible Income Funds Average	6.76%	6.04%

† The Fund began operations on May 30, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 1.75% for Class P shares, 3.14% for Institutional Class shares and 1.76% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.60% for Class P shares, 0.55% for Institutional Class shares and 0.50% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Industry Allocation (as of September 30, 2019)

Banks	52.9%

Insurance	16.4%

Pipelines	6.7%

Miscellaneous Manufacturing	6.0%

Diversified Financial Services	5.1%

Electric Utilities	5.0%

Equity Real Estate Investment Trusts (REITs)	2.0%

Media	1.4%

Other	1.8%

Cash & Equivalents — Net	2.7%

Credit Ratings* (as of September 30, 2019)

* As a percentage of total investments. Credit ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares. Ratings are subject to change. Ratings are based off of the highest available rating from S&P Global Ratings (“S&P”), Moody’s and Fitch. Bonds not rated by the aforementioned agencies are “unrated”. Ratings are shown based on the S&P rating scale, which ranges from AAA (highest) to D (lowest). Where applicable, securities ratings of an agency other than S&P have been converted to the S&P equivalent. “NR” denotes securities that are not rated. Not rated securities do not necessarily indicate low quality. Ratings are relative, subjective and not absolute standards of quality, and represent the opinions of the independent Nationally Recognized Statistical Rating Organizations (NRSRO). The security’s credit rating does not eliminate risk. The Fund is not rated by an independent rating agency.

Annual Report	| September 30, 2019	91

Unaudited

AllianzGI Preferred Securities and Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,066.80	$1,066.60	$1,066.70

Expenses Paid During Period	$3.11	$2.85	$2.59

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,022.06	$1,022.31	$1,022.56

Expenses Paid During Period	$3.04	$2.79	$2.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.55% for Institutional Class and 0.50% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

92	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares, at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 2.85%, underperforming the ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index (the “benchmark”), which returned 6.31%.

Market Overview

After a challenging finish to 2018, high-yield bonds started 2019 on a strong footing. Despite equity and interest rate volatility, the asset class finished with a gain for the twelve-month period.

High-yield benefited from a strong technical backdrop and steady demand as yield-seeking investors faced fewer options with near record levels of lower- and negative-yielding debt globally.

Over the period most high-yield issuers exceeded earnings projections and produced positive year-over-year comparisons for revenue growth.

The labor market remained strong and consumer spending was healthy, business investment was soft and overall inflation was muted.

Global central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (“Fed”) cut interest rates twice in the third quarter of 2019 to a range of 1.75% to 2.00%, citing global developments, muted inflation pressures and a commitment to sustaining the expansion.

Overseas growth concerns, ongoing trade conflict and accommodative monetary policies compressed global yields and triggered a US Treasury yield curve inversion.

Performance dispersion was wide among credit ratings within high-yield. Falling interest rates supported higher-quality, tighter-spread issuers, while the lowest-quality issuers declined due to their perceived risk.

High-yield primary market activity increased in 2019—already exceeding last year’s total—and refinancing remained the greatest use of proceeds. The default rate remained below the long-term average and fund flows rebounded in the new calendar year.

Portfolio Review

The Fund gained with the broad high-yield market but trailed the benchmark return for the twelve-month reporting period.

Performance in the reporting period benefited from industry weightings and active credit selection. Industry weightings that benefited performance included retail, basic industry & real estate and support-services. Only one industry, metals/mining excluding steel, detracted from performance in the period.

The portfolio continued to stay up in quality while avoiding the lowest quality credits with average credit quality at Ba3/BB-. Emphasis remains on credit quality, liquidity and minimizing premiums paid. Average duration in the portfolio continues to remain low and well below the average yield and coupon.

Outlook

We believe that synchronized central bank easing and progress on trade could help to support economic and earnings growth.

Global central banks continue to announce stimulus measures with the Fed communicating their commitment to sustaining the US economic expansion. According to the Fed, US monetary policy is not on any pre-set course and options remain open including the resumption of organic balance sheet expansion sooner than expected. Fed funds futures currently suggest further rate cuts in the quarters ahead.

We believe the Fed’s path, earnings trends, trade developments and global growth will all influence the outlook.

Annual Report	| September 30, 2019	93

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	2.85%	3.83%	4.59%
AllianzGI Short Duration High Income Fund Class A (adjusted)	0.54%	3.36%	4.29%
AllianzGI Short Duration High Income Fund Class C	2.58%	3.58%	4.27%
AllianzGI Short Duration High Income Fund Class C (adjusted)	1.60%	3.58%	4.27%
AllianzGI Short Duration High Income Fund Class P	3.05%	4.05%	4.79%
AllianzGI Short Duration High Income Fund Institutional Class	3.06%	4.11%	4.87%
AllianzGI Short Duration High Income Fund Class R6	3.20%	4.15%	4.90%
ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	6.31%	4.45%	5.41%
Lipper High Yield Funds Average	4.03%	3.28%	3.96%

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 0.89% for Class A shares, 1.11% for Class C shares, 0.65% for Class P shares, 0.60% for Institutional Class shares and 0.55% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Industry Allocation (as of September 30, 2019)

Telecommunications	9.8%

Retail	8.9%

Media	7.0%

Real Estate	6.8%

Commercial Services & Supplies	5.9%

Commercial Services	5.9%

Computers	4.8%

Diversified Financial Services	4.5%

Other	41.6%

Cash & Equivalents — Net	4.8%

94	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund (cont’d)

S&P Ratings* (as of September 30, 2019)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,030.70	$1,029.20	$1,031.10	$1,031.60	$1,031.70

Expenses Paid During Period	$4.43	$6.00	$3.51	$3.36	$2.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,020.71	$1,019.15	$1,021.61	$1,021.76	$1,022.21

Expenses Paid During Period	$4.41	$5.97	$3.50	$3.35	$2.89

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.87% for Class A, 1.18% for Class C, 0.69% for Class P, 0.66% for Institutional Class and 0.57% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	95

Unaudited

AllianzGI Short Term Bond Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Short Term Bond Fund (the “Fund”) returned 5.58%, outperforming the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index (the “benchmark”), which returned 4.64%.

Market Overview

Short-maturity US Treasuries and investment grade corporates produced a positive return over the twelve-month period. The asset classes exhibited relative strength during the risk-off environment in the fourth quarter of 2018 and benefited predominantly from declining global yields and credit fundamentals over the remainder of the reporting period.

Fixed income was aided by accommodative global central bank policies and commentary in addition to steady demand as yield-seeking investors faced fewer options with near record levels of lower- and negative-yielding debt globally.

Over the period most issuers exceeded earnings projections and produced positive year-over-year comparisons for revenue growth.

While the labor market remained strong and consumer spending was healthy, business investment was soft and overall inflation was muted.

Global central banks announced stimulus measures or suggested future accommodation. The US Federal Reserve (“Fed”) cut interest rates twice in the third quarter of 2019 to a range of 1.75% to 2.00%, citing global developments, muted inflation pressures and a commitment to sustaining the expansion.

Overseas growth concerns, ongoing trade conflict and accommodative monetary policies compressed global yields and triggered a US Treasury yield curve inversion.

Portfolio Review

The Fund provided a positive total return for the reporting period and exceeded the benchmark return.

The strongest-performing positions within the portfolio were corporate credit, including select high-yield positions, followed by treasuries and government-sponsored enterprise holdings.

Within corporate credit, industries that contributed the most to portfolio performance were banking, healthcare and capital goods. There were no industries that detracted from performance in the period.

Outlook

We believe that synchronized central bank easing and progress on trade could help to support economic and earnings growth.

Global central banks continue to announce stimulus measures with the Fed communicating their commitment to sustaining the US economic expansion. According to the Fed, US monetary policy is not on any pre-set course and options remain open including the resumption of organic balance sheet expansion sooner than expected. We believe, Fed funds futures currently suggest further rate cuts in the quarters ahead.

We believe the Fed’s path, earnings trends, trade developments and global growth will all influence the outlook.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	Since Inception†
AllianzGI Short Term Bond Fund Class A	5.58%	5.17%
AllianzGI Short Term Bond Fund Class A (adjusted)	3.21%	3.03%
AllianzGI Short Term Bond Fund Class P	5.78%	5.34%
AllianzGI Short Term Bond Fund Institutional Class	5.88%	5.44%
Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	4.64%	4.15%
Lipper Short Investment Grade Debt Funds Average	4.26%	3.97%

† The Fund began operations on August 23, 2018. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on August 31, 2018.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on funds distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 10.12% for Class A shares, 9.87% for Class P shares and 9.90% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2022. The Fund’s expense ratios net of this reduction are 0.64% for Class A shares, 0.49% for Class P shares, 0.39% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

96	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Short Term Bond Fund (cont’d)

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019 )

Corporate Bonds & Notes	66.6%

U.S. Treasury Obligations	13.4%

U.S. Government Agency Securities	5.0%

Cash & Equivalents — Net	15.0%

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Credit Ratings* (as of September 30, 2019)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,027.50	$1,028.20	$1,028.70

Expenses Paid During Period	$3.25	$2.49	$1.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,021.86	$1,022.61	$1,023.11

Expenses Paid During Period	$3.24	$2.48	$1.98

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.64% for Class A , 0.49% for Class P and 0.39% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2019	97

Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund (the “Fund”) returned 2.55%, outperforming the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill (the “benchmark”), which returned 2.39%.

Market Overview

The twelve-month period was characterized by multiple equity market declines in the fourth quarter of 2018, followed by a higher prevailing level of implied volatility that has benefited the option portfolio’s resilience and outperformance year-to-date.

The S&P 500 Index underwent multiple declines in the final three months of 2018, ultimately ending down 13.52% for the fourth quarter of 2018. The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter of 2018.

Heading into 2019, market conditions stabilized amid a powerful equity-market rally, allowing the strategy’s option portfolio to generate excess returns above its targeted rate for the first quarter. The S&P 500 returned 13.65% for the quarter. The CBOE Volatility Index (the “VIX”), a measure of option prices that had peaked at 36 in late December, behaved more in line with typical historical levels during the first quarter of 2019 with an average of 16.

The second and third quarters of 2019 were characterized by equity-index fluctuations and a higher prevailing level of implied volatility, which benefited the strategy’s option portfolio. In both quarters, the S&P 500 Index underwent choppy but ultimately positive quarters. Meanwhile, the healthy relationship between the VIX, which averaged between 15 and 16, and the S&P 500 provided a favorable backdrop for position construction

Portfolio Review

Returns were behind pace for the twelve-month period due to the fourth quarter drawdowns. But, as is typical following a market drawdown, the portfolio has performed well year-to-date. The Fund was able to recoup the cost it spent on managing risk during market stress in the fourth quarter of 2018, as is the goal. In the first quarter of 2019, the option portfolio benefited from realized gains on both range-bound spreads and upside directional positions, as well as from mark-to-market recovery as marked-down positions cycled through expiration.

The S&P 500’s corrections in May and August of 2019 provided a successful test case for the new hedging configuration that the Fund began implementing this year. When constructing the portfolio in a low-VIX environment, the Fund now builds some of its hedging positions closer to the current index level, which enables the Fund to leave its range-bound zones intact—with no restructuring necessary—during equity-market declines.

That said, even though the Fund did not have to adjust these positions, the highly responsive VIX gave the Fund the opportunity to extend many of the Fund’s zones vertically and/or diagonally for low to no spend. The Fund still incurred some cost to get through the market moves, but saved as much as half a month’s worth of targeted gains because of the new hedging configuration. This demonstrates the Fund’s improved ability to navigate sharp market declines that are preceded by low-volatility environments.

The Fund also profited from upside directional positions. Gains from these positions largely offset the restructuring costs, enabling the portfolio to generate in-line performance.

Outlook

We continue to be encouraged by the improved responsiveness of the VIX to a market pullback. This year implied volatility has tended to spike immediately when an equity decline occurs, and the VIX has been able to sustain a floor in the mid-teens.

We have always said that while daily news flow can cause momentary fluctuations in the VIX, what would bring about a longer-lasting change in the implied volatility regime would be fears of a recession. Such fears have surfaced at various points over the past several months, and in our opinion, this is why there has been a prolonged increase in the VIX. As long as uncertainty persists about the economic outlook and its potential impact on corporate earnings, this may well continue to keep implied volatility at favorable levels.

To be clear, the Fund is designed to pursue its outperformance objectives in any volatility environment. But if a sustained higher VIX were to continue, it is our belief that would be so much the better.

98	September 30, 2019 |	Annual Report

Unaudited

AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI Structured Return Fund Class A	2.55	3.83	4.05
AllianzGI Structured Return Fund Class A (adjusted)	–3.09	2.66	3.19
AllianzGI Structured Return Fund Class C	1.84	3.05	3.26
AllianzGI Structured Return Fund Class C (adjusted)	0.84	3.05	3.26
AllianzGI Structured Return Fund Class P	2.83	4.04	4.25
AllianzGI Structured Return Fund Institutional Class	2.91	4.11	4.33
AllianzGI Structured Return Fund Class R6	2.93	4.18	4.41
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill	2.39	0.98	0.74
Lipper Absolute Return Funds Average	1.13	1.72	2.66

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 1.11% for Class A shares, 1.83% for Class C shares, 0.82% for Class P shares, 0.84% for Institutional Class shares and 0.78% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.07% for Class A shares, 1.82% for Class C shares, 0.82% for Class P shares, 0.78% for Institutional Class shares and 0.76% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

Exchange-Traded Funds	93.1%

Cash & Equivalents — Net	6.9%

Annual Report	| September 30, 2019	99

Unaudited

AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,025.30	$1,021.80	$1,026.70	$1,027.10	$1,027.20

Expenses Paid During Period	$5.13	$8.87	$4.06	$3.61	$3.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,020.00	$1,016.29	$1,021.06	$1,021.51	$1,021.61

Expenses Paid During Period	$5.11	$8.85	$4.05	$3.60	$3.50

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.01% for Class A, 1.75% for Class C, 0.80% for Class P, 0.71% for Institutional Class and 0.69% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

100	September 30, 2019 |	Annual Report

Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 1.08%, underperforming the S&P 500 Index (the “benchmark”), which returned 4.25%.

Market Overview

The benchmark underwent multiple declines in the final three months of 2018, ultimately ending down 13.52%. The severely fluctuating equity market was accompanied by a comparatively subdued implied-volatility environment in the fourth quarter of 2018.

Heading into 2019, market conditions stabilized amid a powerful equity-market rally. The benchmark returned 13.65% for the first quarter of 2019. The CBOE Volatility Index (the “VIX”), a measure of option prices that had peaked at 36 in late December of 2018, behaved more in line with typical historical levels during the first quarter of 2019 with an average of 16.

The second and third quarters of 2019 were characterized by equity-index fluctuations and a higher prevailing level of implied volatility. In both quarters, the benchmark underwent choppy but ultimately positive quarters. Meanwhile, the healthy relationship between the VIX, which averaged between 15 and 16, and the benchmark provided a favorable backdrop for position construction.

Portfolio Review

In October and December 2018, the Fund’s long put positions, laddered into the portfolio with a one-year duration at position inception, helped cushion the portfolio against the equity market decline. In particular, these long put positions were able to further benefit the portfolio when the benchmark continued to fall in December 2018. For the month of December 2018, Class A shares of the Fund returned -5.56% compared to -9.03% for the benchmark.

Over just a few weeks from its late-December 2018 lows through mid-January 2019, the benchmark surged 17%, its fastest rate of ascent in 10 years. The sharp benchmark rebound caused the Fund to incur some losses on some of its short calls in January 2019. These shorter-duration positions, designed to help offset the cost of the Fund’s hedging, were written in a moderate-VIX environment, and were therefore unable to accommodate the atypically rapid equity market ascent. For the month, Class A shares of the Fund returned 3.39% compared to 8.01% for the benchmark.

In February and March 2019, the benchmark continued to vacillate, reaching some of the strikes of the Fund’s short calls, while the VIX remained relatively muted. Still, the Fund was able to capture the majority of the equity market ascent in the second half of the quarter. Class A shares of the Fund returned 2.31% and 1.43%, respectively, in February and March 2019 compared to 3.12% and 1.94%, respectively, for the benchmark.

The Fund largely kept pace with the benchmark in the second and third quarters of 2019, returning 2.99% and 1.65%, respectively, compared with 4.30% and 1.70% for the benchmark. The fluctuating equity-market environment and the higher prevailing level of implied volatility were advantageous for the strategy. Nevertheless, in order for the strategy to realize the full benefit of its long put positions, the equity market would need to experience a more severe decline.

Outlook

Looking ahead, we believe the Fund is well positioned to help smooth potential future equity market volatility, while continually mitigating downside risk. Regardless of the future market environment, the Fund has shown it can provide capital appreciation and a reassuring risk profile.

Annual Report	| September 30, 2019	101

Unaudited

AllianzGI U.S. Equity Hedged Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	1.08%	4.47%	6.20%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–4.48%	3.30%	5.32%
AllianzGI U.S. Equity Hedged Fund Class C	0.31%	3.70%	5.42%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–0.63%	3.70%	5.42%
AllianzGI U.S. Equity Hedged Fund Class P	1.25%	4.63%	6.36%
AllianzGI U.S. Equity Hedged Fund Institutional Class	1.36%	4.74%	6.47%
S&P 500 Index	4.25%	10.84%	13.92%
Lipper Alternative Long/Short Equity Funds Average	–1.37%	3.58%	5.50%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios, which include the Acquired Fund Fees and Expenses, are 7.49% for Class A shares, 8.29% for Class C shares, 7.29% for Class P shares and 7.19% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction, which include the Acquired Fund Fees and Expenses, are 1.34% for Class A shares, 2.09% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

Cumulative Returns Through September 30, 2019

Asset Allocation (as of September 30, 2019)

Exchange-Traded Funds	99.5%

Cash & Equivalents — Net	0.5%

102	September 30, 2019 |	Annual Report

Unaudited

AllianzGI U.S. Equity Hedged Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,046.90	$1,043.50	$1,048.10	$1,049.00

Expenses Paid During Period	$6.41	$10.25	$5.65	$5.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,018.80	$1,015.04	$1,019.55	$1,020.05

Expenses Paid During Period	$6.33	$10.10	$5.57	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2019	103

Unaudited

AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2018 through September 30, 2019, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2019, Class A shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -23.13%, underperforming the Russell Microcap Growth Index (the “benchmark”), which returned -21.34%.

Market Overview

It was a volatile period for US equities. In the fourth quarter of 2018, the combination of elevated interest rates and investors’ hawkish interpretation of US Federal Reserve (“Fed”) Chairman Jerome Powell’s commentary on monetary policy provided the catalyst for a sharp selloff. Markets subsequently recovered in the first quarter of 2019. This rebound faced additional headwinds in the second and third quarters of 2019, as the US-China trade tensions escalated over the period.

Against this market backdrop, the Russell Microcap index returned -15.98% and underperformed the Russell 2000 by 7.09%. Within the micro-cap universe, growth stocks underperformed value. This was primarily due to a sharp rotation in September 2019 into low-quality value stocks, which were under owned by the benchmark.

Portfolio Review

The Fund underperformed its benchmark over the twelve-month period. From an attribution perspective, asset weighting drove relative underperformance while positive security selection was offsetting. Stock picking in the information technology, energy and communication services sectors contributed to performance. Security selection was negative in the consumer discretionary, industrials and utilities sectors. An overweight to energy detracted from returns while the overweight to information technology was partially offsetting.

A top contributor, Veracyte Inc. develops cancer diagnosis tests, which are built on genetic sequencing and machine learning technology. The stock benefitted from delivering strong quarterly earnings results and guidance, helped by accelerating testing volumes. The largest absolute detractor was Boingo Wireless Inc., which is a provider of Wi-Fi hotspots and small cellular networks. The stock was lower after posting revenue and earnings guidance below investor expectations.

Outlook

Looking forward, we continue to expect moderate, albeit slower, growth from the US economy. Leading economic indicators continue to signal benign conditions and employment metrics remain positive. However, key manufacturing and service surveys are signaling slower economic growth. Looking at historical periods of slower economic growth, we found that small cap equities on average have outperformed their larger cap counterparts in periods of gross domestic product growth under 2%.

On the monetary policy front, the Fed reduced interest rates twice in the third quarter of 2019, representing the first time rates were cut since 2008. There is potential for additional cuts in the fourth quarter of 2019. Also, the Fed highlighted that they will act as appropriate to sustain the expansion. Overall, we believe the Fed’s accommodative stance should help investor appetite for risk assets.

From a bottom-up perspective, small-cap equities experienced a mild earnings contraction in the first half of 2019. However, consensus analyst earnings estimates show earnings growth improvement into the fourth quarter of 2019. From a valuation perspective, small-caps are trading at a discount relative to large-cap stocks. This trend has not been seen since the early 2000s, which was the start of an outperformance cycle of small-caps above large-caps.

Ultimately, we believe that company-specific results will dictate performance. We continue to uncover what we believe are exciting, new positive change-based opportunities within the small cap investment universe.

Average Annual Total Return for the period ended September 30, 2019

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	–23.13%	2.01%	10.98%	8.67%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	–27.36%	0.87%	10.35%	8.14%
AllianzGI Ultra Micro Cap Fund Class P	–22.95%	2.32%	11.26%	8.95%
AllianzGI Ultra Micro Cap Fund Institutional Class	–22.88%	2.30%	11.30%	9.00%
Russell Microcap Growth Index	–21.34%	4.00%	8.82%	6.28%
Lipper Small-Cap Growth Funds Average	–6.59%	9.68%	12.44%	9.03%

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 106 and 107 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 1.75% for Class P shares and 1.82% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 1.56% for Class A share, 1.52% for Class P shares and 1.49% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2019, as further revised or supplemented from time to time.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through September 30, 2019

Industry Allocation (as of September 30, 2019)

Healthcare Equipment & Supplies	14.2%

Biotechnology	11.2%

Software	11.1%

Healthcare Providers & Services	5.9%

Healthcare Technology	4.6%

Banks	4.5%

Life Sciences Tools & Services	4.5%

Semiconductors & Semiconductor Equipment	4.4%

Other	39.3%

Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$931.50	$932.10	$933.10

Expenses Paid During Period	$8.38	$7.51	$7.37

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class

Beginning Account Value (4/1/19)	$1,000.00	$1,000.00	$1,000.00

Ending Account Value (9/30/19)	$1,016.39	$1,017.30	$1,017.45

Expenses Paid During Period	$8.74	$7.84	$7.69

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.73% for Class A, 1.55% for Class P and 1.52% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Important Information

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

“Cash & Equivalents—Net” in the Allocation Summaries may be comprised of cash, repurchase agreements, U.S. Treasury Bills, options purchased, options written and other assets net of other liabilities including net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts and swap agreements, as applicable.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-PORT

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-PORT for the first and third quarters of the fiscal year; such filings are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-PORT, when available, will be provided without charge, upon request, by calling 1-800-988-8380 (Class A, Class C and Class R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes). In addition, the Trust’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Trust’s Statement of Additional Information. The Investment Manager will post each Fund’s holdings information on the Fund’s website at us.allianzgi.com. Each Fund’s website will contain a complete schedule of portfolio holdings as of the relevant month end. The information will be posted on the website approximately thirty (30) calendar days after the relevant month’s end. Portfolio holdings information for each Fund will remain accessible on its website until the Trust files its Form N-CSR, or Form N-PORT for the last month of the Fund’s first or third fiscal quarters, with the SEC for the period that

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Important Information (cont’d)

includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of the portfolio holdings are subject to change without notice.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2019.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality.

With respect to AllianzGI Core Bond Fund, AllianzGI Core Plus Bond Fund, AllianzGI Green Bond Fund and AllianzGI Preferred Securities and Income Fund, the presentation of credit ratings information in this report use the highest available rating provided by S&P, Moody’s or Fitch to ensure the quality of the portfolios.

With respect to AllianzGI Emerging Markets Debt Fund, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund, AllianzGI Short Duration High Income Fund and AllianzGI Short Term Bond Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

With respect to AllianzGI Floating Rate Note Fund and AllianzGI Global High Yield Fund, the presentation of credit ratings information in this report uses the lowest available rating provided by S&P, Moody’s or Fitch to ensure the most conservative presentation of the quality of the portfolio.

Except for the methodologies described above for AllianzGI Floating Rate Note Fund, AllianzGI Global High Yield Fund and AllianzGI Green Bond Fund, securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual/Cumulative Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S., it is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays U.S. Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Multi Asset Income Strategic Benchmark	The AllianzGI Multi Asset Income Strategic Benchmark represents the performance of a custom blended index developed by the Adviser it is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays U.S. Aggregate Bond Index	The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and U.S. dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index	The Bloomberg Barclays U.S. Credit Index is the credit component of the U.S. Government/Credit Index. It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays U.S. Government Bond Index	The Bloomberg Barclays U.S. Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index	The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index is the 1-3 Year component of the U.S. Government/Credit index. The Government Index includes treasuries and agencies. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. TIPS Index	The Bloomberg Barclays U.S. Treasury U.S. TIPS Index consists of Inflation-Protection securities issued by the U.S. Treasury.

Bloomberg Barclays U.S. Universal Bond Index	The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Dow Jones Sustainability World Total Return Composite Net Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

ICE BofA Merrill Lynch 0-3 Month US Treasury Bill Index	The ICE BofA Merrill Lynch 0-3 Month US Treasury Bill Index is a subset of ICE BofA Merrill Lynch US Treasury Bill Index including all securities with a remaining term to final maturity less than 3 months.

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Benchmark Descriptions (cont’d)

Index	Description
ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The ICE BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA Merrill Lynch U.S. Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the 3-month U.S. Treasury markets.

ICE BofA Merrill Lynch All Convertibles All Qualities Index	The ICE BofA Merrill Lynch All Convertibles All Qualities Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index	The ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market.

ICE BofA Merrill Lynch Global High Yield Constrained Index	The ICE BofA Merrill Lynch Global High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index USD but caps issuer exposure at 2%. The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

ICE BofA Merrill Lynch Green Bond Index	The ICE BofA Merrill Lynch Green Bond Index tracks the performance of securities issued for qualified “green” purposes. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes.

ICE BofA Merrill Lynch High Yield Master II Index	The ICE BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

ICE BofA Merrill Lynch US Treasury Bill Index	The ICE BofA Merrill Lynch US Treasury Bill Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan JESG Emerging Markets Bond Global Diversified Index (JESG EMBI Global Diversified)	The JP Morgan JESG Emerging Markets Bond Global Diversified Index (JESG EMBI Global Diversified) integrates environmental, social, and governance (ESG) factors to the baseline index (EMBI Global Diversified).

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.
MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

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Benchmark Descriptions (cont’d)

Index	Description
MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across the Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index includes small cap representation across Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries (excluding the United States). The index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market.

S&P 500 Financials Index	The S&P 500 Financials Index comprises those companies included in the S&P 500 that are classified as members of the GICS® financials sector.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged index of large capitalization common stocks.
S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Inter-Bank Offered Rate) Index is the average interest rate at which leading banks in London borrow U.S. dollar funds from one another with a maturity of one day (overnight).

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Schedule of Investments

September 30, 2019

AllianzGI Retirement 2020 Fund

	Shares	Value

Mutual Funds (a)—87.7%
AllianzGI Advanced Core Bond	217,412	$3,309,016
AllianzGI Best Styles U.S. Equity (c)	17,725	287,860
AllianzGI Emerging Markets Small-Cap (b)	5,670	89,979
AllianzGI Emerging Markets SRI Debt (b)	11,171	155,057
AllianzGI Global Dynamic Allocation (c)	605,102	11,605,860
AllianzGI Short Duration High Income (c)	16,967	246,357

Total Mutual Funds (cost—$14,918,845)		15,694,129

Exchange-Traded Funds—9.5%
Invesco DB Gold	3,990	179,370
iShares TIPS Bond	1,566	182,110
Vanguard Intermediate-Term Corporate Bond	5,790	528,280
Vanguard Mortgage-Backed Securities	15,184	808,700

Total Exchange-Traded Funds (cost—$1,606,023)		1,698,460

	Principal Amount (000s)	Value

Repurchase Agreements—0.7%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $120,001; collateralized by U.S. Treasury Notes, 2.375%, due 5/15/27, valued at $127,565 including accrued interest
(cost—$120,000)	$120	$120,000

Total Investments (cost—$16,644,868)—97.9%		17,512,589

Other assets less liabilities (d)—2.1%		370,622

Net Assets—100.0%		$17,883,211

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	12	12/31/19	$1,200		$1,430	$(7,708)
10-Year U.S. Treasury Note	2	12/19/19	200		261	684
Japanese Yen	2	12/16/19	3		232	(2,249)
XAE Energy	1	12/20/19	—	(f)	60	(3,532)
XAF Financial	4	12/20/19	1		345	(3,363)

						$(16,168)

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(3)	12/19/19	$(300)		$(427)	$3,651
E-mini S&P 500 Index	(1)	12/20/19	(—	)(f)	(149)	260
Mini MSCI Emerging Markets Index	(7)	12/20/19	(—	)(f)	(351)	7,369
MSCI EAFE Index	(8)	12/20/19	(—	)(f)	(759)	3,352
U.S. Ultra Treasury Bond	(2)	12/19/19	(200)		(384)	6,559
XAU Utilities	(2)	12/20/19	(—	)(f)	(131)	(4,465)

						$16,726

						$558

(e) At September 30, 2019, the Fund pledged $293,281 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	111

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2025 Fund

	Shares	Value

Mutual Funds (a)—92.8%
AllianzGI Advanced Core Bond	115,350	$1,755,627
AllianzGI Best Styles U.S. Equity (c)	78,081	1,268,041
AllianzGI Emerging Markets Small-Cap (b)	8,022	127,301
AllianzGI Emerging Markets SRI Debt (b)	7,514	104,294
AllianzGI Global Dynamic Allocation (c)	1,037,642	19,901,976

Total Mutual Funds (cost—$22,000,584)		23,157,239

Exchange-Traded Funds—3.0%
Invesco DB Gold	5,555	249,725
iShares TIPS Bond	2,151	250,140
Vanguard Intermediate-Term Corporate Bond	2,757	251,549

Total Exchange-Traded Funds (cost—$742,798)		751,414

	Principal Amount (000s)	Value

Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $282,003; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $288,376 including accrued interest
(cost—$282,000)	$282	$282,000

Total Investments (cost—$23,025,382)—96.9%		24,190,653

Other assets less liabilities (d)—3.1%		771,856

Net Assets—100.0%		$24,962,509

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	15	12/31/19		$1,500		$1,787	$(9,635)
Dow Jones U.S. Real Estate Index	4	12/20/19		—	(f)	147	2,551
Euro STOXX 50 Index	1	12/20/19	EUR	—	(f)	39	522
Japanese Yen	3	12/16/19		$4		349	(3,364)
SPI 200 Index	1	12/19/19	AUD	—	(f)	113	(121)
XAE Energy	2	12/20/19		$—	(f)	119	(7,065)
XAF Financial	4	12/20/19		1		345	(3,363)

							$(20,475)

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(7)	12/19/19		$(700)		$(997)	$11,112
E-mini S&P 500 Index	(2)	12/20/19		(—	)(f)	(298)	508
FTSE 100 Index	(1)	12/20/19	GBP	(—	)(f)	(91)	(1,244)
Mini MSCI Emerging Markets Index	(8)	12/20/19	$	(—	)(f)	(400)	6,802
MSCI EAFE Index	(11)	12/20/19		(1)		(1,044)	2,305
U.S. Ultra Treasury Bond	(2)	12/19/19		(200)		(384)	6,559
XAU Utilities	(5)	12/20/19		(1)		(327)	(11,161)

							$14,881

							$(5,594)

(e) At September 30, 2019, the Fund pledged $696,880 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

112	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2030 Fund

	Shares	Value

Mutual Funds (a)—92.8%
AllianzGI Advanced Core Bond	58,590	$891,741
AllianzGI Best Styles U.S. Equity (d)	200,904	3,262,679
AllianzGI Emerging Markets Small-Cap (b)	22,693	360,141
AllianzGI Global Dynamic Allocation (d)	1,476,316	28,315,735

Total Mutual Funds (cost—$30,996,301)		32,830,296

Exchange-Traded Funds—1.0%
Invesco DB Gold (cost—$353,374)	7,872	353,886

	Principal Amount (000s)	Value

Short-Term Investments—4.9%

Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $1,233,012; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,257,916 including accrued interest
(cost—$1,233,000)	$1,233	$1,233,000

U.S. Treasury Obligation (c)—1.4%
U.S. Treasury Bill, 1.96%, 10/15/19 (cost—$499,626)	500	499,626

Total Short-Term Investments (cost—$1,732,626)		1,732,626

Total Investments (cost—$33,082,301)—98.7%		34,916,808

Other assets less liabilities (e)—1.3%		458,151

Net Assets—100.0%		$35,374,959

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Rates reflect the effective yields at purchase date.

(d) Class R6 share.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	20	12/31/19		$2,000		$2,383	$(12,847)
Dow Jones U.S. Real Estate Index	13	12/20/19		1		479	8,291
E-mini S&P 500 Index	5	12/20/19		—	(g)	744	2,339
Euro STOXX 50 Index	5	12/20/19	EUR	—	(g)	194	2,609
Japanese Yen	5	12/16/19		$6		581	(5,595)
SPI 200 Index	3	12/19/19	AUD	—	(g)	338	(362)
XAE Energy	3	12/20/19		$—	(g)	179	(10,597)
XAF Financial	6	12/20/19		2		518	(5,044)

							$(21,206)

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(9)	12/19/19		$(900)		$(1,282)	$14,609
FTSE 100 Index	(2)	12/20/19	GBP	(—	)(g)	(181)	(2,487)
Mini MSCI Emerging Markets Index	(11)	12/20/19		$(1)		(551)	7,800
MSCI EAFE Index	(7)	12/20/19		(—	)(g)	(664)	59
TOPIX Index	(1)	12/12/19	JPY	(10)		(147)	(6,247)
U.S. Ultra Treasury Bond	(3)	12/19/19		$(300)		(576)	9,838
XAU Utilities	(8)	12/20/19		(1)		(523)	(17,858)

							$5,714

							$(15,492)

(f) At September 30, 2019, the Fund pledged $786,014 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	113

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2035 Fund

	Shares	Value

Mutual Funds (a)—87.4%
AllianzGI Advanced Core Bond	36,438	$554,587
AllianzGI Best Styles Global Equity (c)	153,797	2,213,145
AllianzGI Best Styles U.S. Equity (c)	192,716	3,129,700
AllianzGI Emerging Markets Small-Cap (b)	17,675	280,494
AllianzGI Focused Growth (c)	5,661	273,007
AllianzGI Global Dynamic Allocation (c)	803,518	15,411,476
AllianzGI International Growth (d)	92,818	1,375,564
AllianzGI Mid-Cap (b)	37,900	164,485
AllianzGI NFJ Mid-Cap Value (c)	8,270	276,706
AllianzGI Small-Cap (c)	21,084	410,932

Total Mutual Funds (cost—$22,635,152)		24,090,096

Exchange-Traded Funds—1.0%
Invesco DB Gold (cost—$275,535)	6,138	275,934

	Principal Amount (000s)	Value

Repurchase Agreements—4.1%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $1,137,011; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,163,448 including accrued interest
(cost—$1,137,000)	$1,137	$1,137,000

Total Investments (cost—$24,047,687)—92.5%		25,503,030

Other assets less liabilities (e)—7.5%		2,053,144

Net Assets—100.0%		$27,556,174

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	16	12/31/19		$1,600		$1,907	$(10,278)
Dow Jones U.S. Real Estate Index	15	12/20/19		2		553	9,567
E-mini S&P 500 Index	10	12/20/19		1		1,489	2,575
Euro STOXX 50 Index	7	12/20/19	EUR	—	(g)	271	3,652
Japanese Yen	5	12/16/19		$6		581	(5,595)
MSCI EAFE Index	1	12/20/19		—	(g)	95	(12)
SPI 200 Index	5	12/19/19	AUD	—	(g)	564	(603)
XAE Energy	4	12/20/19		$—	(g)	238	(14,129)
XAF Financial	5	12/20/19		1		431	(4,204)

							$(19,027)

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(8)	12/19/19		$(800)		$(1,139)	$12,986
FTSE 100 Index	(4)	12/20/19	GBP	(—	)(g)	(363)	(4,974)
Mini MSCI Emerging Markets Index	(6)	12/20/19	$	(—	)(g)	(300)	2,331
TOPIX Index	(1)	12/12/19	JPY	(10)		(147)	(6,247)
U.S. Ultra Treasury Bond	(2)	12/19/19		$(200)		(384)	6,559
XAU Utilities	(7)	12/20/19		(1)		(458)	(15,626)

							$(4,971)

							$(23,998)

(f) At September 30, 2019, the Fund pledged $741,852 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

114	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2040 Fund

	Shares	Value

Mutual Funds (a)—87.0%
AllianzGI Best Styles Global Equity (c)	434,181	$6,247,862
AllianzGI Best Styles Global Managed Volatility	96,089	1,567,206
AllianzGI Best Styles U.S. Equity (c)	254,026	4,125,385
AllianzGI Emerging Markets Small-Cap (b)	19,771	313,771
AllianzGI Focused Growth (c)	12,835	619,017
AllianzGI Global Dynamic Allocation (c)	568,129	10,896,722
AllianzGI International Growth (d)	167,879	2,487,961
AllianzGI Mid-Cap (b)	71,612	310,795
AllianzGI NFJ Mid-Cap Value (c)	18,648	623,971

Total Mutual Funds (cost—$25,771,199)		27,192,690

Exchange-Traded Funds—1.0%
Invesco DB Gold (cost—$311,626)	6,942	312,078

	Principal Amount (000s)	Value

Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $688,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $706,024 including accrued interest
(cost—$688,000)	$688	$688,000

Total Investments (cost—$26,770,825)—90.2%		28,192,768

Other assets less liabilities (e)—9.8%		3,059,277

Net Assets—100.0%		$31,252,045

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	23	12/31/19		$2,300		$2,741	$(14,750)
Dow Jones U.S. Real Estate Index	29	12/20/19		3		1,068	18,495
E-mini S&P 500 Index	14	12/20/19		1		2,085	(789)
Japanese Yen	5	12/16/19		6		581	(5,601)
SPI 200 Index	7	12/19/19	AUD	—	(g)	789	(844)
XAE Energy	7	12/20/19		$1		417	(24,726)
XAF Financial	5	12/20/19		1		431	(4,204)

							$(32,419)

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(8)	12/19/19		$(800)		$(1,139)	$12,985
FTSE 100 Index	(5)	12/20/19	GBP	(—	)(g)	(454)	(6,217)
Mini MSCI Emerging Markets Index	(8)	12/20/19	$	(—	)(g)	(401)	3,127
MSCI EAFE Index	(1)	12/20/19		(—	)(g)	(95)	33
TOPIX Index	(2)	12/12/19	JPY	(20)		(294)	(12,494)
U.S. Ultra Treasury Bond	(3)	12/19/19		$(300)		(576)	9,838
XAU Utilities	(7)	12/20/19		(1)		(457)	(15,626)

							$(8,354)

							$(40,773)

(f) At September 30, 2019, the Fund pledged $946,703 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	115

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2045 Fund

	Shares	Value

Mutual Funds (a)—84.3%
AllianzGI Best Styles Global Equity (c)	325,299	$4,681,059
AllianzGI Best Styles Global Managed Volatility	66,510	1,084,782
AllianzGI Best Styles U.S. Equity (c)	172,725	2,805,046
AllianzGI Emerging Markets Small-Cap (b)	12,774	202,724
AllianzGI Focused Growth (c)	8,108	391,026
AllianzGI Global Dynamic Allocation (c)	235,583	4,518,488
AllianzGI International Growth (d)	131,900	1,954,761
AllianzGI Mid-Cap (b)	45,236	196,326
AllianzGI NFJ Mid-Cap Value (c)	16,461	550,802
AllianzGI Small-Cap (c)	3,010	58,659

Total Mutual Funds (cost—$15,488,171)		16,443,673

Exchange-Traded Funds—1.0%
Invesco DB Gold (cost—$194,553)	4,334	194,835

	Principal Amount (000s)	Value

Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $686,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $701,052 including accrued interest
(cost—$686,000)	$686	$686,000

Total Investments (cost—$16,368,724)—88.8%		17,324,508

Other assets less liabilities (e)—11.2%		2,194,897

Net Assets—100.0%		$19,519,405

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	15	12/31/19		$1,500		$1,787	$(9,620)
Dow Jones U.S. Real Estate Index	22	12/20/19		2		810	14,031
E-mini S&P 500 Index	12	12/20/19		1		1,787	1,520
Japanese Yen	3	12/16/19		4		349	(3,364)
SPI 200 Index	5	12/19/19	AUD	—	(g)	564	(603)
XAE Energy	5	12/20/19		$1		298	(17,661)
XAF Financial	4	12/20/19		1		345	(3,363)

							$(19,060)

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(5)	12/19/19		$(500)		$(712)	$8,116
FTSE 100 Index	(4)	12/20/19	GBP	(—	)(g)	(363)	(4,974)
Mini MSCI Emerging Markets Index	(2)	12/20/19	$	(—	)(g)	(100)	791
TOPIX Index	(2)	12/12/19	JPY	(20)		(294)	(12,494)
U.S. Ultra Treasury Bond	(2)	12/19/19		$(200)		(384)	6,559
XAU Utilities	(5)	12/20/19		(1)		(327)	(11,161)

							$(13,163)

							$(32,223)

(f) At September 30, 2019, the Fund pledged $624,891 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

116	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2050 Fund

	Shares	Value

Mutual Funds (a)—86.3%
AllianzGI Best Styles Global Equity (c)	559,983	$8,058,154
AllianzGI Best Styles Global Managed Volatility	95,965	1,565,187
AllianzGI Best Styles U.S. Equity (c)	228,774	3,715,289
AllianzGI Emerging Markets Small-Cap (b)	16,544	262,548
AllianzGI Focused Growth (c)	10,688	515,472
AllianzGI Global Dynamic Allocation (c)	235,350	4,514,020
AllianzGI International Growth (d)	174,466	2,585,584
AllianzGI Mid-Cap (b)	59,633	258,807
AllianzGI NFJ Mid-Cap Value (c)	26,785	896,227
AllianzGI Small-Cap (c)	6,613	128,878

Total Mutual Funds (cost—$21,722,539)		22,500,166

Exchange-Traded Funds—1.0%
Invesco DB Gold (cost—$259,419)	5,779	259,795

	Principal Amount (000s)	Value

Repurchase Agreements—2.8%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $726,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $740,828 including accrued interest
(cost—$726,000)	$726	$726,000

Total Investments (cost—$22,707,958)—90.1%		23,485,961

Other assets less liabilities (e)—9.9%		2,570,703

Net Assets—100.0%		$26,056,664

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	15	12/31/19		$1,500		$1,787	$(9,620)
Dow Jones U.S. Real Estate Index	25	12/20/19		3		921	15,944
E-mini S&P 500 Index	17	12/20/19		1		2,532	(1,973)
Japanese Yen	5	12/16/19		6		581	(5,601)
SPI 200 Index	7	12/19/19	AUD	—	(g)	789	(844)
XAE Energy	5	12/20/19		$1		298	(17,661)
XAF Financial	5	12/20/19		1		431	(4,204)

							$(23,959)

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(6)	12/19/19		$(600)		$(854)	$9,739
FTSE 100 Index	(4)	12/20/19	GBP	(—	)(g)	(363)	(4,974)
Mini MSCI Emerging Markets Index	(9)	12/20/19	$	(—	)(g)	(451)	5,120
MSCI EAFE Index	(4)	12/20/19		(—	)(g)	(380)	(1,264)
TOPIX Index	(2)	12/12/19	JPY	(20)		(294)	(12,494)
U.S. Ultra Treasury Bond	(2)	12/19/19		$(200)		(384)	6,559
XAU Utilities	(7)	12/20/19		(1)		(457)	(15,626)

							$(12,940)

							$(36,899)

(f) At September 30, 2019, the Fund pledged $777,485 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	117

Schedule of Investments

September 30, 2019

AllianzGI Retirement 2055 Fund

	Shares	Value

Mutual Funds (a)—85.6%
AllianzGI Best Styles Global Equity (c)	281,226	$4,046,842
AllianzGI Best Styles Global Managed Volatility	48,462	790,410
AllianzGI Best Styles U.S. Equity (c)	104,880	1,703,250
AllianzGI Emerging Markets Small-Cap (b)	8,197	130,081
AllianzGI Focused Growth (c)	5,398	260,326
AllianzGI Global Dynamic Allocation (c)	117,170	2,247,318
AllianzGI International Growth (d)	87,538	1,297,314
AllianzGI Mid-Cap (b)	42,162	182,985
AllianzGI NFJ Mid-Cap Value (c)	13,444	449,820
AllianzGI Small-Cap (c)	6,679	130,173

Total Mutual Funds (cost—$10,759,308)		11,238,519

Exchange-Traded Funds—1.0%
Invesco DB Gold (cost—$130,271)	2,902	130,459

	Principal Amount (000s)	Value

Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $505,005; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $517,088 including accrued interest
(cost—$505,000)	$505	$505,000

Total Investments (cost—$11,394,579)—90.4%		11,873,978

Other assets less liabilities (e)—9.6%		1,258,495

Net Assets—100.0%		$13,132,473

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	8	12/31/19		$800		$953	$(5,131)
Dow Jones U.S. Real Estate Index	13	12/20/19		1		479	8,291
E-mini S&P 500 Index	5	12/20/19		—	(g)	744	1,339
Japanese Yen	3	12/16/19		4		349	(3,377)
MSCI EAFE Index	1	12/20/19		—	(g)	95	(12)
SPI 200 Index	4	12/19/19	AUD	—	(g)	451	(483)
XAE Energy	2	12/20/19		$—	(g)	119	(7,065)
XAF Financial	3	12/20/19		1		259	(2,522)

							$(8,960)

Short position contracts:
10-Year U.S. Ultra Treasury Bond	(3)	12/19/19		$(300)		$(427)	$4,870
FTSE 100 Index	(2)	12/20/19	GBP	(—	)(g)	(182)	(2,487)
Mini MSCI Emerging Markets Index	(1)	12/20/19	$	(—	)(g)	(50)	398
TOPIX Index	(1)	12/12/19	JPY	(10)		(147)	(6,247)
U.S. Ultra Treasury Bond	(1)	12/19/19		$(100)		(192)	3,279
XAU Utilities	(4)	12/20/19		(—	)(g)	(261)	(8,929)

							$(9,116)

							$(18,076)

(f) At September 30, 2019, the Fund pledged $460,995 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

FTSE—Financial Times Stock Exchange

GBP—British Pound

JPY—Japanese Yen

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

118	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Multi Asset Income Fund

	Shares	Value

Mutual Funds—60.2%
AllianzGI Emerging Markets SRI Debt (a)(b)	174,036	$2,415,623
AllianzGI Floating Rate Note (a)(b)	165,201	2,451,582
AllianzGI Global High Yield (a)(b)	98,150	1,467,350
AllianzGI Preferred Securities & Income (a)(c)	157,554	2,464,147
AllianzGI Short Duration High Income (a)(c)	220,097	3,195,801
AllianzGI Short Term Bond (a)(b)	80,234	1,226,783
Harvest Asian Bond (b)	29,250	296,885
PIMCO Senior Floating Rate (a)(b)	125,514	1,230,042

Total Mutual Funds (cost—$14,563,204)		14,748,213

Exchange-Traded Funds—22.7%
Invesco DB Precious Metals	11,606	475,614
iShares Broad USD High Yield Corporate Bond	18,000	737,100
iShares Broad USD Investment Grade Corporate Bond	17,000	990,760
iShares Emerging Markets Dividend	31,510	1,179,104
iShares International Select Dividend	39,567	1,216,290
VanEck Vectors J.P. Morgan EM Local Currency Bond	29,500	973,500

Total Exchange-Traded Funds (cost—$5,584,514)		5,572,368

Common Stock—13.3%

Equity Real Estate Investment Trusts (REITs)—10.2%
American Tower Corp.	400	88,452
Apple Hospitality REIT, Inc.	9,600	159,168
AvalonBay Communities, Inc.	718	154,607

	Shares	Value
Crown Castle International Corp.	600	$83,406
Digital Realty Trust, Inc.	750	97,358
EPR Properties	1,367	105,068
Gaming and Leisure Properties, Inc.	3,671	140,379
GEO Group, Inc.	4,051	70,244
Iron Mountain, Inc.	4,220	136,686
Macerich Co.	3,000	94,770
Omega Healthcare Investors, Inc.	2,800	117,012
Public Storage	551	135,144
Sabra Health Care REIT, Inc.	6,409	147,151
Senior Housing Properties Trust	11,666	107,969
Service Properties Trust	3,603	92,921
Simon Property Group, Inc.	960	149,424
STAG Industrial, Inc.	3,134	92,390
Ventas, Inc.	1,809	132,111
VEREIT, Inc.	14,582	142,612
Welltower, Inc.	1,606	145,584
WP Carey, Inc.	1,185	106,057

		2,498,513

Mortgage Real Estate Investment Trusts (REITs)—3.1%
AGNC Investment Corp.	10,000	160,900
Annaly Capital Management, Inc.	16,000	140,800
Blackstone Mortgage Trust, Inc., Class A	4,100	146,985
Chimera Investment Corp.	7,500	146,700
New Residential Investment Corp.	10,367	162,554

		757,939

Total Common Stock (cost—$2,860,531)		3,256,452

	Principal Amount (000s)	Value

Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $306,003; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $313,236 including accrued interest
(cost—$306,000)	$306	$306,000

Total Investments (cost—$23,314,249)—97.4%		23,883,033

Other assets less liabilities (d)—2.6%		649,110

Net Assets—100.0%		$24,532,143

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note	20	12/19/19		$2,000	$2,606	$(22,536)
10-Year Ultra U.S. Treasury Bond	20	12/19/19		2,000	2,848	(27,771)
E-mini Russell 1000 Index	30	12/20/19		2	2,412	(22,200)
Euro-Bund 10-Year Bond	6	12/6/19	EUR	600	954	5,105
Japanese Yen	21	12/16/19		$26	2,441	(11,869)
Ultra U.S. Treasury Bond	14	12/19/19		1,400	2,687	(46,652)
XAF Financial	15	12/20/19		4	1,294	(12,611)

						$(138,534)

Short position contracts:
Dow Jones U.S. Real Estate Index	(40)	12/20/19		$(4)	$(1,474)	$(16,459)
XAU Utilities	(20)	12/20/19		(2)	(1,307)	(44,645)

						$(61,104)

						$(199,638)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	119

Schedule of Investments

September 30, 2019

(e) At September 30, 2019, the Fund pledged $632,136 in cash as collateral for futures contracts.

Glossary:

EUR—Euro

REIT—Real Estate Investment Trust

AllianzGI Global Allocation Fund

	Shares	Value

Mutual Funds (a)—92.7%
AllianzGI Advanced Core Bond	4,008,857	$61,014,797
AllianzGI Best Styles Global Equity (c)	8,589,726	123,606,164
AllianzGI Best Styles Global Managed Volatility	2,369,889	38,652,884
AllianzGI Emerging Markets Small-Cap (b)	290,699	4,613,387
AllianzGI Emerging Markets SRI Debt (b)	1,153,222	16,006,721
AllianzGI International Growth (d)	1,246,979	18,480,225
AllianzGI PerformanceFee Managed Futures Strategy (c)	3,221,389	31,666,254

Total Mutual Funds (cost—$285,116,543)		294,040,432

Exchange-Traded Funds—4.7%
iShares iBoxx $ Investment Grade Corporate Bond	54,041	6,889,146
iShares MBS	45,209	4,896,135
PIMCO 15+ Year U.S. TIPS Index (a)	43,260	3,180,908

Total Exchange-Traded Funds (cost—$14,270,862)		14,966,189

	Principal Amount (000s)	Value

Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $5,274,051; collateralized by U.S. Treasury Notes, 2.375%, due 5/15/27, valued at $5,384,303 including accrued interest
(cost—$5,274,000)	$5,274	$5,274,000

Total Investments (cost—$304,661,405)—99.1%		314,280,621

Other assets less liabilities (e)—0.9%		2,882,966

Net Assets—100.0%		$317,163,587

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	106	12/31/19		$21,200	$22,843	$(53,177)
5-Year U.S. Treasury Note	81	12/31/19		8,100	9,651	(51,960)
10-Year U.S. Treasury Note	210	12/19/19		21,000	27,366	(236,632)
E-mini S&P 500 Index	162	12/20/19		8	24,126	(187,070)
Euro STOXX 50 Index	77	12/20/19	EUR	1	2,983	41,011
Japanese Yen	53	12/16/19		$66	6,160	(29,954)
U.S. Ultra Treasury Bond	36	12/19/19		3,600	6,909	(28,616)

						$(546,398)

Short position contracts:
Mini MSCI Emerging Markets Index	(60)	12/20/19		$(3)	$(3,006)	$71,264

						$(475,134)

(f) At September 30, 2019, the Fund pledged $2,976,924 in cash as collateral for futures contracts.

Glossary:

EUR—Euro

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

120	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Best Styles Global Equity Fund

	Shares	Value

Common Stock—101.8%

Australia—2.8%
Alumina Ltd.	275,980	$442,156
Aristocrat Leisure Ltd.	29,565	611,259
BHP Group Ltd.	43,478	1,074,366
Bingo Industries Ltd.	284,191	424,070
BlueScope Steel Ltd.	42,948	348,840
Bravura Solutions Ltd.	77,079	215,982
Computershare Ltd.	38,200	417,595
CSL Ltd.	10,876	1,719,625
Flight Centre Travel Group Ltd.	14,590	468,621
Macquarie Group Ltd.	11,542	1,023,108
National Australia Bank Ltd.	47,358	949,538
Rio Tinto Ltd.	8,643	541,354
Sandfire Resources NL	45,773	202,898
Sonic Healthcare Ltd.	30,637	580,909
St. Barbara Ltd.	67,870	132,573
Westpac Banking Corp.	51,137	1,021,341

		10,174,235

Austria—0.6%
Erste Group Bank AG	15,288	505,262
EVN AG	15,600	274,432
OMV AG	9,104	487,960
Raiffeisen Bank International AG	20,390	472,878
voestalpine AG	13,469	309,681

		2,050,213

Bermuda—0.1%
Bank of NT Butterfield & Son Ltd.	6,457	191,385

Brazil—0.5%
Banco Bradesco S.A.	43,980	330,780
Banco do Brasil S.A.	26,400	289,038
JBS S.A.	72,100	568,998
Petroleo Brasileiro S.A.	76,400	554,389
Smiles Fidelidade S.A.	5,900	53,960
Suzano S.A.	12,870	104,231

		1,901,396

Canada—4.2%
Bank of Nova Scotia	22,182	1,259,913
Bausch Health Cos., Inc. (e)	18,880	411,844
BRP, Inc.	14,489	563,768
Canadian Apartment Properties REIT	7,871	323,609
Canadian Imperial Bank of Commerce	10,307	850,404
Cogeco Communications, Inc.	6,955	560,505
Dream Global Real Estate Investment Trust REIT	22,444	281,556
Exchange Income Corp.	9,638	301,322
Fairfax Financial Holdings Ltd.	1,161	511,774
Genworth MI Canada, Inc.	5,921	235,079
George Weston Ltd.	14,986	1,260,776
Husky Energy, Inc.	27,627	194,349
IA Financial Corp., Inc.	8,983	408,790
Magellan Aerospace Corp.	12,732	143,095
Magna International, Inc.	7,343	391,412
Manulife Financial Corp.	37,266	683,522
Martinrea International, Inc.	22,134	190,792
Methanex Corp.	6,471	229,612
National Bank of Canada	12,008	597,477
Northview Apartment Real Estate Investment Trust REIT	12,178	264,913
Nutrien Ltd.	16,863	840,064
Power Corp. of Canada	13,078	301,272

	Shares	Value
Royal Bank of Canada	19,280	$1,563,967
Suncor Energy, Inc.	27,859	878,762
Teck Resources Ltd., Class B	17,546	284,476
Toronto-Dominion Bank	16,295	950,137
Transcontinental, Inc., Class A	46,793	546,745

		15,029,935

Chile—0.2%
Banco Santander Chile	3,867,681	272,485
Empresas CMPC S.A.	79,086	183,910
Itau CorpBanca	26,844,575	203,263

		659,658

China—4.1%
58.com, Inc. ADR (e)	7,363	363,069
Agile Group Holdings Ltd.	156,909	190,606
Agricultural Bank of China Ltd., Class H	850,000	332,856
Alibaba Group Holding Ltd. ADR (e)	10,841	1,812,940
Anhui Conch Cement Co., Ltd., Class H	59,500	353,093
Autohome, Inc. ADR (e)	5,782	480,658
Baidu, Inc. ADR (e)	4,941	507,737
Bank of Communications Co., Ltd., Class H	377,961	246,718
Beijing Enterprises Holdings Ltd.	86,000	395,709
BOC Aviation Ltd. (a)	73,900	682,026
China CITIC Bank Corp., Ltd., Class H	832,000	443,592
China Communications Services Corp., Ltd., Class H	298,000	168,944
China Construction Bank Corp., Class H	1,299,188	989,928
China Lumena New Materials Corp. (c)(d)(e)	60,228	1,153
China Shenhua Energy Co., Ltd., Class H	261,500	525,000
China Yuchai International Ltd.	11,447	148,239
China Zhongwang Holdings Ltd.	390,000	158,730
CIFI Holdings Group Co., Ltd.	1,056,000	617,155
CITIC Ltd.	219,000	276,445
Country Garden Holdings Co., Ltd.	214,000	271,044
Country Garden Services Holdings Co., Ltd.	24,597	70,939
CSPC Pharmaceutical Group Ltd.	186,000	373,269
Fosun International Ltd.	106,000	131,202
Guangzhou Automobile Group Co., Ltd., Class H	283,991	271,787
Industrial & Commercial Bank of China Ltd., Class H	1,315,000	880,965
Kingboard Holdings Ltd.	65,500	173,530
Postal Savings Bank of China Co., Ltd., Class H (a)	394,000	240,324
Shanghai Industrial Holdings Ltd.	152,000	283,193
Sinotrans Ltd., Class H	214,000	67,079
Sinotruk Hong Kong Ltd.	159,000	235,817

	Shares	Value
SSY Group Ltd.	210,000	$165,858
Tencent Holdings Ltd.	57,019	2,384,984
Uni-President China Holdings Ltd.	365,000	393,801
Yuzhou Properties Co., Ltd.	472,708	188,198

		14,826,588

Czech Republic—0.1%
CEZ AS	11,971	264,433

Denmark—0.3%
Demant A/S (e)	21,656	554,393
Netcompany Group A/S (a)(e)	7,534	300,367
Royal Unibrew A/S	3,048	251,125

		1,105,885

Finland—0.3%
Outokumpu Oyj	55,348	145,761
Stora Enso Oyj, Class R	27,449	330,327
UPM-Kymmene Oyj	23,040	680,339

		1,156,427

France—5.0%
Aeroports de Paris	2,693	479,006
ArcelorMittal	25,006	351,793
AXA S.A.	34,391	878,132
BNP Paribas S.A.	18,817	914,824
Cie de Saint-Gobain	17,784	697,003
Cie Generale des Etablissements Michelin SCA	7,539	839,415
CNP Assurances	25,929	501,068
Coface S.A.	26,406	299,900
Credit Agricole S.A.	31,895	386,050
Eiffage S.A.	6,669	691,342
Engie S.A.	63,594	1,037,992
Faurecia SE	6,885	326,391
Ipsen S.A.	3,773	357,931
Jacquet Metal Service S.A.	9,684	163,609
Kaufman & Broad S.A.	6,512	259,379
Kering S.A.	1,523	776,098
Klepierre S.A. REIT	15,094	512,599
Korian S.A.	6,364	261,613
L’Oreal S.A.	3,203	895,779
LVMH Moet Hennessy Louis Vuitton SE	3,092	1,226,781
Orange S.A.	58,200	910,943
Peugeot S.A.	25,916	646,831
Renault S.A.	5,725	328,576
Societe Generale S.A.	22,068	604,489
STMicroelectronics NV	20,325	393,325
Total S.A.	29,804	1,551,797
Unibail-Rodamco-Westfield REIT	4,026	586,914
Vinci S.A.	11,074	1,192,880

		18,072,460

Germany—2.0%
Bayer AG	18,059	1,272,311
Bayerische Motoren Werke AG	4,517	318,116
Covestro AG (a)	7,673	379,676
Deutsche Boerse AG	5,020	782,915
Deutsche Lufthansa AG	21,986	349,031
Deutsche Telekom AG	48,541	814,179
Deutz AG	33,091	191,848
DWS Group GmbH & Co. KGaA (a)	13,206	389,853
Fresenius SE & Co. KGaA	12,649	591,728
HeidelbergCement AG	8,104	585,513
MTU Aero Engines AG	1,328	352,873
SAP SE	11,506	1,353,949

		7,381,992

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	121

Schedule of Investments

September 30, 2019

	Shares	Value

Greece—0.0%
FF Group (c)(d)(e)	19,365	$—	†

Hong Kong—0.7%
CK Asset Holdings Ltd.	88,000	596,208
Hang Seng Bank Ltd.	28,100	605,487
Health & Happiness H&H International Holdings Ltd.	39,500	166,841
Hysan Development Co., Ltd.	111,000	447,621
IT Ltd.	244,000	67,977
Johnson Electric Holdings Ltd.	115,000	206,082
Kerry Properties Ltd.	73,257	225,566
Shanghai Industrial Urban Development Group Ltd.	152,000	19,187
Wharf Real Estate Investment Co., Ltd.	52,000	283,999

		2,618,968

Hungary—0.1%
Magyar Telekom Telecommunications PLC	286,755	410,624

Indonesia—0.6%
Astra International Tbk PT	1,037,200	482,235
Bank Central Asia Tbk PT	228,500	488,525
Bank Negara Indonesia Persero Tbk PT	835,745	432,491
Indah Kiat Pulp & Paper Corp. Tbk PT	358,900	163,789
Indika Energy Tbk PT	488,300	45,250
Indo Tambangraya Megah Tbk PT	156,400	136,677
Mitra Adiperkasa Tbk PT	4,042,900	293,231

		2,042,198

Ireland—0.2%
Origin Enterprises PLC	37,213	207,669
Smurfit Kappa Group PLC	15,510	463,362

		671,031

Israel—0.4%
Bank Leumi Le-Israel BM	45,817	326,209
First International Bank of Israel Ltd.	10,252	272,902
Harel Insurance Investments & Financial Services Ltd.	24,265	211,800
Hilan Ltd.	13,889	566,188
Teva Pharmaceutical Industries Ltd. ADR (e)	33,622	231,319

		1,608,418

Italy—1.6%
Amplifon SpA	14,445	354,389
Enav SpA (a)	53,340	301,154
Enel SpA	230,257	1,719,858
Eni SpA	47,543	726,684
Intesa Sanpaolo SpA	229,762	544,265
Iren SpA	87,670	255,708
Mediobanca Banca di Credito Finanziario SpA	33,911	370,165
Moncler SpA	15,320	546,056
Telecom Italia SpA (e)	922,657	526,825
Unipol Gruppo SpA	51,626	274,895

		5,619,999

Japan—8.2%
Aeon Co., Ltd.	27,400	503,413
AGC, Inc.	10,600	330,321
Astellas Pharma, Inc.	96,000	1,373,199
Bandai Namco Holdings, Inc.	12,900	804,412

	Shares	Value
Chubu Electric Power Co., Inc.	42,600	$617,940
Dai-ichi Life Holdings, Inc.	36,800	559,466
Daikin Industries Ltd.	5,800	764,957
East Japan Railway Co.	7,300	698,044
Exedy Corp.	5,926	116,194
Hitachi Ltd.	20,500	767,729
Honda Motor Co., Ltd.	50,100	1,311,840
Hoya Corp.	10,200	835,409
ITOCHU Corp.	50,223	1,040,300
JFE Holdings, Inc.	18,400	222,867
JVCKenwood Corp.	79,200	234,606
JXTG Holdings, Inc.	81,800	373,903
Kajima Corp.	41,500	546,737
Kansai Electric Power Co., Inc.	44,100	493,933
Kikkoman Corp.	11,100	532,518
Mazda Motor Corp.	54,800	491,190
Mitsubishi Chemical Holdings Corp.	47,394	339,691
Mitsubishi Corp.	49,600	1,221,296
Mitsui & Co., Ltd.	82,600	1,356,822
Mitsui Matsushima Holdings Co., Ltd.	15,200	169,727
Mitsui Sugar Co., Ltd.	13,000	268,895
Nidec Corp.	5,300	717,734
Nippon Telegraph & Telephone Corp.	16,948	810,855
Nissan Motor Co., Ltd.	108,241	675,787
Obayashi Corp.	59,900	599,055
Recruit Holdings Co., Ltd.	50,400	1,539,896
SBI Holdings, Inc.	20,000	430,311
Secom Co., Ltd.	7,300	667,993
Shiseido Co., Ltd.	12,800	1,027,317
SoftBank Group Corp.	30,800	1,215,381
Sojitz Corp.	62,716	195,102
Sony Corp.	20,800	1,229,449
Sumitomo Electric Industries Ltd.	35,100	447,926
Sumitomo Mitsui Financial Group, Inc.	22,600	776,584
Sumitomo Rubber Industries Ltd.	37,100	441,786
Teijin Ltd.	15,800	304,972
Toyota Motor Corp.	32,049	2,152,418
Toyota Tsusho Corp.	10,200	331,068
YA-MAN Ltd.	28,900	189,804

		29,728,847

Korea (Republic of)—1.5%
Dongwon Industries Co., Ltd.	2,076	372,007
Hana Financial Group, Inc.	11,387	335,199
HDC Hyundai Development Co-Engineering & Construction	1	27
Industrial Bank of Korea	18,603	205,219
KB Financial Group, Inc.	13,482	481,192
LG Corp.	2,955	172,930
LG Electronics, Inc.	8,157	459,219
POSCO	1,742	330,210
Samsung Electronics Co., Ltd. GDR	1,357	1,381,426
Shinhan Financial Group Co., Ltd.	16,842	588,509
SK Hynix, Inc.	10,629	730,003
SK Telecom Co., Ltd.	1,989	400,794

		5,456,735

Malaysia—0.4%
AirAsia Group Bhd.	305,900	128,528
CIMB Group Holdings Bhd.	183,300	220,226
Genting Bhd.	167,800	230,141
Hong Leong Financial Group Bhd.	67,900	263,556

	Shares	Value
Petronas Chemicals Group Bhd.	143,100	$257,485
Petronas Dagangan Bhd.	77,000	434,010

		1,533,946

Mexico—0.5%
Banco del Bajio S.A. (a)	59,200	97,797
Grupo Financiero Banorte S.A.B de C.V., Class O	74,900	403,687
Megacable Holdings S.A.B de C.V. UNIT	47,700	192,139
Ternium S.A. ADR	15,589	299,153
Wal-Mart de Mexico S.A.B de C.V.	305,100	904,292

		1,897,068

Netherlands—1.2%
Aegon NV	90,506	375,883
AerCap Holdings NV (e)	7,651	418,892
ASML Holding NV	5,873	1,456,583
ASR Nederland NV	8,937	329,771
Flow Traders (a)	7,809	204,444
Koninklijke Ahold Delhaize NV	46,142	1,153,903
NIBC Holding NV (a)	30,769	240,693
Signify NV (a)	9,069	249,240

		4,429,409

New Zealand—0.4%
a2 Milk Co., Ltd. (e)	41,375	343,770
Air New Zealand Ltd.	203,124	356,299
Auckland International Airport Ltd.	60,507	346,944
Oceania Healthcare Ltd.	301,697	192,703
Summerset Group Holdings Ltd.	38,100	157,898
Synlait Milk Ltd. (e)	11,224	63,985

		1,461,599

Norway—0.8%
Austevoll Seafood ASA	13,592	129,076
Elkem ASA (a)	85,536	208,434
Equinor ASA	34,244	648,656
FLEX LNG Ltd. (e)	18,750	177,606
Frontline Ltd. (e)	45,718	415,980
Norsk Hydro ASA	97,631	343,776
Norwegian Finans Holding ASA (e)	26,484	223,492
Salmar ASA	5,740	252,000
Selvaag Bolig ASA	59,599	337,498
Sparebank 1 Nord Norge	21,943	163,842

		2,900,360

Peru—0.1%
Ferreycorp SAA	164,086	102,727
Volcan Cia Minera SAA, Class B	750,965	105,839

		208,566

Philippines—0.3%
Globe Telecom, Inc.	6,335	223,674
Metro Pacific Investments Corp.	1,714,000	164,608
San Miguel Corp.	48,130	159,257
SM Prime Holdings, Inc.	502,000	360,357
Vista Land & Lifescapes, Inc.	2,079,900	309,798

		1,217,694

Poland—0.1%
Asseco Poland S.A.	18,081	230,327

Qatar—0.1%
Commercial Bank PQSC	125,840	149,192
Industries Qatar QSC	82,690	248,133

		397,325

122	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value

Romania—0.1%
BRD-Groupe Societe Generale S.A.	101,864	$335,104

Singapore—0.1%
United Overseas Bank Ltd.	26,700	496,220

South Africa—0.1%
Astral Foods Ltd.	24,719	239,927

Spain—1.0%
Amadeus IT Group S.A.	9,206	659,625
Banco Santander S.A.	216,769	881,994
CaixaBank S.A.	107,114	280,958
International Consolidated Airlines Group S.A.	61,642	359,770
Repsol S.A.	41,331	644,598
Telefonica S.A.	87,139	665,841

		3,492,786

Sweden—0.7%
Dios Fastigheter AB	33,015	287,995
Klovern AB, Class B	183,704	342,748
Lundin Petroleum AB	8,772	262,972
Nyfosa AB (e)	17,717	120,584
SSAB AB, Class A	62,981	175,113
Swedbank AB, Class A	31,229	449,751
Volvo AB, Class B	61,744	866,461

		2,505,624

Switzerland—2.1%
Alcon, Inc. (e)	6,537	381,302
Implenia AG	6,903	259,371
Lonza Group AG (e)	2,610	883,252
Nestle S.A.	13,500	1,464,135
Novartis AG	25,047	2,173,753
Straumann Holding AG	489	399,977
Sunrise Communications Group AG (a)(e)	3,073	239,117
Swiss Life Holding AG	1,901	908,868
Zurich Insurance Group AG	2,700	1,034,121

		7,743,896

Taiwan—2.1%
Asia Cement Corp.	219,000	305,653
China Development Financial Holding Corp.	1,547,000	460,754
E.Sun Financial Holding Co., Ltd.	576,252	487,475
Far Eastern New Century Corp.	277,000	255,451
Formosa Chemicals & Fibre Corp.	105,000	293,560
Formosa Plastics Corp.	71,000	216,287
Grand Pacific Petrochemical (e)	296,000	172,781
Great Wall Enterprise Co., Ltd.	277,504	337,091
Hon Hai Precision Industry Co., Ltd.	1	2
Lien Hwa Industrial Holdings Corp.	255,255	277,258
Nanya Technology Corp.	196,000	509,088
Pou Chen Corp.	318,000	407,648
Powertech Technology, Inc.	52,000	146,118
President Chain Store Corp.	30,000	280,420
Ruentex Development Co., Ltd. (e)	251,000	335,745
Taiwan Cement Corp.	245,054	313,106
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	23,312	1,083,542

	Shares	Value
Tripod Technology Corp.	76,000	$273,236
Uni-President Enterprises Corp.	110,000	265,446
United Microelectronics Corp. ADR	236,810	494,933
Yuanta Financial Holding Co., Ltd.	1,044,000	622,949

		7,538,543

Thailand—0.5%
Bangkok Dusit Medical Services PCL (c)(d)	370,700	293,277
Banpu PCL (c)(d)	378,600	146,096
Kiatnakin Bank PCL (c)(d)	256,000	552,322
PTT Global Chemical PCL (c)(d)	171,100	300,880
Thanachart Capital PCL (c)(d)	114,200	212,914
Tisco Financial Group PCL (c)(d)	96,700	324,097

		1,829,586

Turkey—0.4%
Akbank T.A.S. (e)	146,411	210,104
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	460,283	113,141
Eregli Demir ve Celik Fabrikalari T.A.S	121,203	146,778
Haci Omer Sabanci Holding A/S	105,417	178,447
Soda Sanayii AS	182,075	190,493
TAV Havalimanlari Holding AS	50,295	209,915
Trakya Cam Sanayii AS	372,303	195,539
Turk Hava Yollari AO (e)	53,783	117,696
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (e)	48,820	54,986

		1,417,099

United Arab Emirates—0.2%
Aldar Properties PJSC (e)	922,648	525,662
DP World PLC	17,421	243,506

		769,168

United Kingdom—4.5%
Alliance Pharma PLC	522,375	462,446
Anglo American PLC	41,465	952,948
Aviva PLC	121,876	598,312
BP PLC	319,017	2,019,620
British American Tobacco PLC	10,000	369,302
Diageo PLC	16,601	678,155
easyJet PLC	11,778	166,231
Greene King PLC	41,092	427,731
HSBC Holdings PLC	95,656	732,941
Informa PLC	63,275	662,674
J Sainsbury PLC	87,576	236,315
Keller Group PLC	37,415	260,091
Legal & General Group PLC	197,926	604,133
Lloyds Banking Group PLC	1,212,121	803,538
Marston’s PLC	212,342	322,440
Morgan Sindall Group PLC	11,799	176,701
National Express Group PLC	104,616	556,970
Rio Tinto PLC	21,885	1,137,638
Royal Dutch Shell PLC, Class A	18,868	553,331
Royal Dutch Shell PLC, Class B	63,656	1,881,380
Standard Life Aberdeen PLC	169,690	595,971
Taylor Wimpey PLC	101,667	201,802
TUI AG	30,283	351,706
Vesuvius PLC	38,406	215,049

	Shares	Value
Vodafone Group PLC	604,361	$1,204,071

		16,171,496

United States—52.6%
Abbott Laboratories	16,047	1,342,652
AbbVie, Inc.	12,679	960,054
ABIOMED, Inc. (e)	1,765	313,976
Adobe, Inc. (e)	7,198	1,988,447
AES Corp.	36,493	596,296
Aflac, Inc.	20,175	1,055,556
Agilent Technologies, Inc.	8,334	638,634
Align Technology, Inc. (e)	3,255	588,895
Allstate Corp.	9,962	1,082,670
Ally Financial, Inc.	9,424	312,500
Alphabet, Inc., Class A (e)	1,902	2,322,608
Alphabet, Inc., Class C (e)	1,791	2,183,229
Amazon.com, Inc. (e)	3,491	6,060,062
American Equity Investment Life Holding Co.	12,987	314,285
American Express Co.	9,390	1,110,649
AMETEK, Inc.	11,325	1,039,861
Antero Resources Corp. (e)	32,281	97,489
Anthem, Inc.	6,859	1,646,846
Apple, Inc.	34,243	7,669,405
Archer-Daniels-Midland Co.	44,602	1,831,804
AT&T, Inc.	91,267	3,453,543
Athene Holding Ltd., Class A (e)	17,238	725,030
AutoZone, Inc. (e)	672	728,865
Avnet, Inc.	15,693	698,103
AXA Equitable Holdings, Inc.	25,267	559,917
Bank of America Corp.	70,878	2,067,511
Baxter International, Inc.	9,011	788,192
Becton Dickinson and Co.	3,559	900,285
Berkshire Hathaway, Inc., Class B (e)	4,936	1,026,787
Best Buy Co., Inc.	9,111	628,568
BGC Partners, Inc., Class A	32,762	180,191
Boeing Co.	7,357	2,799,118
BorgWarner, Inc.	6,981	256,063
Boston Beer Co., Inc., Class A (e)	1,340	487,867
Boston Scientific Corp. (e)	35,326	1,437,415
Broadridge Financial Solutions, Inc.	7,551	939,571
Bunge Ltd.	11,720	663,586
CAI International, Inc. (e)	16,799	365,714
Carnival Corp.	21,639	945,841
Caterpillar, Inc.	6,241	788,301
CDW Corp.	8,934	1,101,026
Celanese Corp.	3,513	429,605
Centene Corp. (e)	7,624	329,814
Chevron Corp.	20,721	2,457,511
Cigna Corp.	3,606	547,355
Cisco Systems, Inc.	64,629	3,193,319
Citi Trends, Inc.	11,649	213,177
Citigroup, Inc.	23,898	1,650,874
Citizens Financial Group, Inc.	15,706	555,521
Comcast Corp., Class A	48,609	2,191,294
Conagra Brands, Inc.	23,615	724,508
ConocoPhillips	14,866	847,065
Constellation Brands, Inc., Class A	4,712	976,703
Costco Wholesale Corp.	9,180	2,644,850
Coty, Inc., Class A	32,090	337,266
Crown Castle International Corp. REIT	6,163	856,719
CSX Corp.	16,518	1,144,202
Cushman & Wakefield PLC (e)	13,731	254,435
CVS Health Corp.	27,634	1,742,876
Dana, Inc.	16,290	235,228
Danaher Corp.	8,280	1,195,880

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	123

Schedule of Investments

September 30, 2019

	Shares	Value
Duke Energy Corp.	5,245	$502,786
Eastman Chemical Co.	9,134	674,363
Eaton Corp. PLC	13,420	1,115,873
Edison International	8,129	613,089
Eli Lilly & Co.	14,537	1,625,673
Encompass Health Corp.	3,693	233,693
Entergy Corp.	11,160	1,309,738
EOG Resources, Inc.	7,017	520,802
Exelon Corp.	36,305	1,753,895
Exxon Mobil Corp.	25,140	1,775,135
Facebook, Inc., Class A (e)	16,686	2,971,443
FedEx Corp.	4,247	618,236
FLIR Systems, Inc.	11,936	627,714
Fortinet, Inc. (e)	6,902	529,798
Garmin Ltd.	7,296	617,898
Garrett Motion, Inc. (e)	1,276	12,709
General Motors Co.	34,743	1,302,168
Global Payments, Inc.	4,483	712,797
Globus Medical, Inc., Class A (e)	8,526	435,849
GMS, Inc. (e)	12,281	352,710
Haemonetics Corp. (e)	2,294	289,365
Hartford Financial Services Group, Inc.	10,638	644,769
HCA Healthcare, Inc.	8,247	993,104
HEICO Corp., Class A	5,376	523,139
Herbalife Nutrition Ltd. (e)	7,926	300,078
Hewlett Packard Enterprise Co.	42,934	651,309
HollyFrontier Corp.	11,282	605,166
Home Depot, Inc.	10,810	2,508,136
HP, Inc.	59,020	1,116,658
Humana, Inc.	2,387	610,284
Illumina, Inc. (e)	4,192	1,275,290
Intel Corp.	41,772	2,152,511
Intuit, Inc.	3,609	959,777
Intuitive Surgical, Inc. (e)	2,518	1,359,544
Jacobs Engineering Group, Inc.	4,432	405,528
Johnson & Johnson	21,206	2,743,632
JPMorgan Chase & Co.	29,849	3,512,929
Kohl’s Corp.	5,399	268,114
Korn Ferry	3,757	145,170
Lam Research Corp.	1,749	404,211
Lear Corp.	3,154	371,857
Loews Corp.	21,342	1,098,686
Lululemon Athletica, Inc. (e)	5,584	1,075,088
LyondellBasell Industries NV, Class A	5,556	497,095
Macy’s, Inc.	11,565	179,720
ManTech International Corp., Class A	7,550	539,145
Marathon Petroleum Corp.	9,716	590,247
MarineMax, Inc. (e)	13,002	201,271
Mastercard, Inc., Class A	8,967	2,435,168
MasterCraft Boat Holdings, Inc. (e)	12,300	183,578
McDonald’s Corp.	2,209	474,294
McGrath RentCorp	3,634	252,890
MDC Holdings, Inc.	7,797	336,051
Mercer International, Inc.	25,131	315,143
Merck & Co., Inc.	29,634	2,494,590
Merit Medical Systems, Inc. (e)	5,184	157,905
Micron Technology, Inc. (e)	18,473	791,568
Microsoft Corp.	59,848	8,320,667
NetApp, Inc.	14,411	756,722
Netflix, Inc. (e)	4,875	1,304,647
Newmark Group, Inc., Class A	15,198	137,694
Norfolk Southern Corp.	4,378	786,551
Northern Oil and Gas, Inc. (e)	104,131	204,097
NVIDIA Corp.	5,794	1,008,562
O’Reilly Automotive, Inc. (e)	2,820	1,123,798

	Shares	Value
Occidental Petroleum Corp.	10,022	$445,678
Old Dominion Freight Line, Inc.	7,656	1,301,290
Ollie’s Bargain Outlet Holdings, Inc. (e)	2,925	171,522
Oracle Corp.	27,152	1,494,175
Owens Corning	5,270	333,064
PACCAR, Inc.	18,541	1,298,055
PBF Energy, Inc., Class A	5,756	156,506
Pfizer, Inc.	47,547	1,708,364
Phillips 66	5,717	585,421
Planet Fitness, Inc., Class A (e)	4,099	237,209
PNC Financial Services Group, Inc.	10,475	1,468,176
Procter & Gamble Co.	20,349	2,531,009
Progressive Corp.	10,420	804,945
Prudential Financial, Inc.	7,516	676,064
PulteGroup, Inc.	16,366	598,177
Quest Diagnostics, Inc.	5,095	545,318
RadNet, Inc. (e)	31,707	455,313
Ralph Lauren Corp.	3,797	362,500
Reinsurance Group of America, Inc.	5,603	895,808
Reliance Steel & Aluminum Co.	1,549	154,373
Robert Half International, Inc.	7,109	395,687
Ross Stores, Inc.	10,101	1,109,595
Sabre Corp.	19,847	444,474
Salesforce.com, Inc. (e)	11,278	1,674,106
Santander Consumer USA Holdings, Inc.	12,250	312,497
Simply Good Foods Co. (e)	20,735	601,108
SS&C Technologies Holdings, Inc.	15,537	801,243
Synovus Financial Corp.	5,577	199,434
Sysco Corp.	7,664	608,522
T Rowe Price Group, Inc.	5,354	611,694
Target Corp.	11,205	1,197,927
TE Connectivity Ltd.	7,019	654,030
Texas Instruments, Inc.	12,253	1,583,578
Thermo Fisher Scientific, Inc.	6,479	1,887,138
TJX Cos., Inc.	26,717	1,489,206
Toll Brothers, Inc.	6,942	284,969
Tractor Supply Co.	5,393	487,743
Tyson Foods, Inc., Class A	11,108	956,843
Union Pacific Corp.	9,958	1,612,997
United Rentals, Inc. (e)	6,256	779,748
UnitedHealth Group, Inc.	9,979	2,168,636
Unum Group	14,911	443,155
Verint Systems, Inc. (e)	4,677	200,082
Verizon Communications, Inc.	38,625	2,331,405
Verso Corp., Class A (e)	11,270	139,523
Viacom, Inc. Class B	18,733	450,154
Visa, Inc., Class A	18,860	3,244,109
Vishay Intertechnology, Inc.	10,439	176,732
Vistra Energy Corp.	24,318	650,020
Voya Financial, Inc.	10,453	569,061
Walgreens Boots Alliance, Inc.	16,226	897,460
WellCare Health Plans, Inc. (e)	1,145	296,750
Wells Fargo & Co.	12,183	614,511
Xenia Hotels & Resorts, Inc. REIT	9,499	200,619
Zebra Technologies Corp., Class A (e)	1,425	294,077
Zoetis, Inc.	7,594	946,136

		190,175,667

Total Common Stock (cost—$350,266,448)		367,962,837

	Shares	Value

Preferred Stock—0.6%

Brazil—0.1%
Petroleo Brasileiro S.A.	83,600	$554,322

Colombia—0.1%
Grupo Aval Acciones y Valores S.A.	693,573	259,093

Germany—0.1%
Sixt SE	5,631	370,135

Korea (Republic of)—0.3%
Samsung Electronics Co., Ltd.	31,528	1,040,710

Total Preferred Stock (cost—$1,980,588)		2,224,260

Exchange-Traded Funds—0.4%
iShares Core MSCI EAFE	8,495	518,790
iShares Core MSCI Emerging Markets	8,461	414,758
iShares Core S&P 500	1,623	484,498

Total Exchange-Traded Funds (cost—$1,402,207)		1,418,046

	Principal Amount (000s)

Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $3,664,036; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $3,738,944 including accrued interest
(cost—$3,664,000)	$3,664	3,664,000

Total Investments (cost—$357,313,243) (b)—103.8%		375,269,143

Liabilities in excess of other assets—(3.8)%		(13,662,639)

Net Assets—100.0%		$361,606,504

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,533,125, representing 1.0% of net assets.

(b) Securities with an aggregate value of $144,881,312, representing 40.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,830,739, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

124	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Banks	10.5%
Oil, Gas & Consumable Fuels	5.9%
Software	5.2%
Insurance	4.6%
Pharmaceuticals	4.5%
Technology Hardware, Storage & Peripherals	3.5%
Healthcare Providers & Services	3.3%
Interactive Media & Services	3.1%
Healthcare Equipment & Supplies	3.0%
Semiconductors & Semiconductor Equipment	3.0%
Food Products	3.0%
Diversified Telecommunication Services	2.9%
IT Services	2.6%
Specialty Retail	2.4%
Food & Staples Retailing	2.4%
Automobiles	2.2%
Internet & Direct Marketing Retail	2.2%
Metals & Mining	2.2%
Electric Utilities	2.1%
Trading Companies & Distributors	2.0%
Road & Rail	1.7%
Real Estate Management & Development	1.6%
Chemicals	1.5%
Capital Markets	1.3%
Electronic Equipment, Instruments & Components	1.3%
Life Sciences Tools & Services	1.3%
Textiles, Apparel & Luxury Goods	1.2%
Household Durables	1.2%
Construction & Engineering	1.1%
Hotels, Restaurants & Leisure	1.1%
Aerospace & Defense	1.1%
Machinery	1.0%
Media	1.0%
Auto Components	1.0%
Electrical Equipment	0.9%
Communications Equipment	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Wireless Telecommunication Services	0.8%
Personal Products	0.8%
Biotechnology	0.7%
Household Products	0.7%
Diversified Financial Services	0.7%
Beverages	0.7%
Building Products	0.6%
Multi-Line Retail	0.6%
Professional Services	0.6%
Commercial Services & Supplies	0.5%

Industrial Conglomerates	0.5%
Paper & Forest Products	0.5%
Airlines	0.5%
Entertainment	0.5%
Consumer Finance	0.5%
Transportation Infrastructure	0.4%
Construction Materials	0.4%
Leisure Equipment & Products	0.4%
Exchange-Traded Funds	0.4%
Multi-Utilities	0.4%
Independent Power Producers & Energy Traders	0.3%
Air Freight & Logistics	0.2%
Containers & Packaging	0.1%
Commercial Services	0.1%
Tobacco	0.1%
Thrifts & Mortgage Finance	0.1%
Repurchase Agreements	1.0%
Liabilities in excess of other assets	(3.8)%

100.0%

AllianzGI Best Styles International Equity Fund

	Shares	Value

Common Stock—97.4%

Australia—3.6%
ASX Ltd.	792	$43,401
Aurizon Holdings Ltd.	27,019	107,707
Austal Ltd.	3,951	11,589
Australian Pharmaceutical Industries Ltd.	36,421	33,193
Brambles Ltd.	1,791	13,793
Bravura Solutions Ltd.	3,358	9,409
Breville Group Ltd.	534	5,806
Cleanaway Waste Management Ltd.	7,377	9,719
Coca-Cola Amatil Ltd.	4,371	31,453
Harvey Norman Holdings Ltd.	5,626	17,211
IDP Education Ltd.	1,446	15,217
Jumbo Interactive Ltd.	742	12,120
Link Administration Holdings Ltd.	8,595	33,121
Macquarie Group Ltd.	284	25,174
Magellan Financial Group Ltd.	661	23,023
NRW Holdings Ltd.	3,410	5,346
Orora Ltd.	31,669	61,794
Qantas Airways Ltd.	19,559	83,119
Service Stream Ltd.	3,438	6,086
Sims Metal Management Ltd.	2,742	19,270
South32 Ltd.	15,607	27,526
Star Entertainment Group Ltd.	6,941	20,441
Steadfast Group Ltd.	3,429	8,222
Super Retail Group Ltd.	2,954	19,781
Technology One Ltd.	1,996	9,685
Wesfarmers Ltd.	6,112	164,216
Woodside Petroleum Ltd.	944	20,624

		838,046

Austria—0.6%
Erste Group Bank AG	153	5,057
Mayr Melnhof Karton AG	224	26,954
OMV AG	1,944	104,195
Telekom Austria AG (e)	282	2,050

		138,256

Belgium—0.5%
Barco NV	104	20,539
Cofinimmo S.A. REIT	102	14,364
Colruyt S.A.	90	4,931
UCB S.A.	1,152	83,580

		123,414

Brazil—0.3%
Banco Santander Brasil S.A. ADR	4,601	50,105
Porto Seguro S.A.	1,200	17,008

		67,113

Canada—1.2%
Aecon Group, Inc.	391	5,383
Canfor Corp. (e)	731	8,569
Capital Power Corp.	856	19,823
Empire Co., Ltd., Class A	2,974	80,520
Manulife Financial Corp.	4,963	91,030
Methanex Corp.	605	21,467
Parkland Fuel Corp.	417	13,374
Sun Life Financial, Inc.	979	43,869

		284,035

China—1.3%
Agricultural Bank of China Ltd., Class H	98,000	38,377
Bank of China Ltd., Class H	61,000	23,923
Bosideng International Holdings Ltd.	48,000	20,441

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	125

Schedule of Investments

September 30, 2019

	Shares	Value
China Mobile Ltd.	15,000	$124,256
China Petroleum & Chemical Corp. ADR	363	21,308
Guangdong Investment Ltd.	16,000	31,314
Lenovo Group Ltd.	58,000	38,693
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	15,400	10,430

		308,742

Denmark—1.5%
Alm Brand A/S	7,920	62,235
AP Moller—Maersk A/S, Class A	11	11,727
Carlsberg A/S, Class B	615	90,884
Novo Nordisk A/S, Class B	2,896	149,654
Ringkjoebing Landbobank A/S	99	6,211
Topdanmark A/S	743	35,866

		356,577

Finland—0.8%
Cramo Oyj	530	5,673
Ramirent Oyj	520	5,067
Tieto Oyj	232	5,942
UPM-Kymmene Oyj	3,242	95,732
Valmet Oyj	3,414	66,229

		178,643

France—8.8%
Alten S.A.	571	65,188
Amundi S.A. (a)	199	13,862
ArcelorMittal	2,474	34,832
Arkema S.A.	122	11,374
Bouygues S.A.	2,937	117,617
Christian Dior SE	145	68,598
CNP Assurances	679	13,121
Credit Agricole S.A.	3,344	40,475
Dassault Aviation S.A.	18	25,466
Eiffage S.A.	1,061	109,989
Engie S.A.	9,458	154,375
Gaztransport Et Technigaz S.A.	111	10,982
Ipsen S.A.	228	21,630
Kaufman & Broad S.A.	340	13,543
Kering S.A.	349	177,845
Lagardere SCA	574	12,695
LVMH Moet Hennessy Louis Vuitton SE	647	256,703
Orange S.A.	3,910	61,199
Peugeot S.A.	5,320	132,780
Rubis SCA	86	4,995
Sanofi	3,703	343,019
Sartorius Stedim Biotech	141	19,722
Societe Generale S.A.	4,714	129,126
STMicroelectronics NV	2,618	50,663
Total S.A.	1,462	76,122
Veolia Environnement S.A.	2,116	53,602
Wendel S.A.	161	22,186

		2,041,709

Germany—5.4%
Adidas AG	741	230,706
Covestro AG (a)	1,801	89,117
Deutsche Lufthansa AG	6,041	95,902
Deutsche Post AG	2,220	73,982
Deutsche Telekom AG	11,474	192,453
Deutz AG	2,530	14,668
Dialog Semiconductor PLC (e)	648	30,690
Hannover Rueck SE	316	53,407
HOCHTIEF AG	401	45,698
Merck KGaA	1,003	112,988
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	598	154,462
SAP SE	769	90,491

	Shares	Value
Siltronic AG	321	$24,386
Software AG	315	8,648
TAG Immobilien AG	994	22,684
Talanx AG (e)	227	9,809

		1,250,091

Greece—0.4%
Hellenic Petroleum S.A.	5,048	46,004
Mytilineos S.A.	5,418	56,584

		102,588

Hong Kong—2.8%
Hongkong Land Holdings Ltd.	1,100	6,184
AIA Group Ltd.	24,800	233,890
CITIC Telecom International Holdings Ltd.	17,000	6,178
CK Asset Holdings Ltd.	11,500	77,914
CK Hutchison Holdings Ltd.	17,920	158,200
Henderson Land Development Co., Ltd.	7,260	33,816
I-CABLE Communications Ltd. (e)	2,808	27
NagaCorp Ltd.	4,000	6,256
Nissin Foods Co., Ltd.	8,000	6,633
NWS Holdings Ltd.	3,000	4,647
Shun Tak Holdings Ltd.	112,000	44,531
WH Group Ltd. (a)	70,000	62,689

		640,965

Hungary—0.4%
OTP Bank Nyrt	2,244	93,475

Ireland—0.3%
C&C Group PLC	2,348	10,659
CRH PLC	1,381	47,355
Dalata Hotel Group PLC	2,267	12,108
Kingspan Group PLC	182	8,891

		79,013

Israel—0.5%
Azrieli Group Ltd.	219	17,258
Israel Discount Bank Ltd., Class A	21,258	93,433
Isramco Negev 2 L.P.	28,460	5,001
Strauss Group Ltd.	284	8,936

		124,628

Italy—4.5%
A2A SpA	23,808	43,692
ACEA SpA	349	6,968
Davide Campari-Milano SpA	2,243	20,261
Enel SpA	34,841	260,238
Eni SpA	11,955	182,729
ERG SpA	544	10,969
EXOR NV	457	30,607
Falck Renewables SpA	2,508	10,614
Fiat Chrysler Automobiles NV	2,951	38,215
Fiat Chrysler Automobiles NV	6,095	78,978
Italgas SpA	4,997	32,246
Leonardo SpA	4,020	47,255
Recordati SpA	1,803	77,328
Snam SpA	24,608	124,301
Societa Cattolica di Assicurazioni SC	7,555	64,270
Unipol Gruppo SpA	4,243	22,593
UnipolSai Assicurazioni SpA	1,521	4,044

		1,055,308

Japan—24.3%
Adastria Co., Ltd.	1,400	31,557
Aeon Fantasy Co., Ltd.	200	5,505
AEON REIT Investment Corp. REIT	6	8,263
AGC, Inc.	600	18,697
Aisin Seiki Co., Ltd.	1,500	47,425
Akatsuki, Inc.	200	12,397

	Shares	Value
Alfresa Holdings Corp.	2,900	$64,978
Amada Holdings Co., Ltd.	2,800	30,342
ANA Holdings, Inc.	1,400	47,165
Anritsu Corp.	3,600	71,226
AOI Electronics Co., Ltd.	800	16,304
Aoyama Trading Co., Ltd.	300	5,236
Asahi Kasei Corp.	3,500	34,720
Astellas Pharma, Inc.	8,500	121,585
Bandai Namco Holdings, Inc.	1,900	118,479
BrainPad, Inc. (e)	500	28,453
Dai-ichi Life Holdings, Inc.	4,800	72,974
Daiwa Office Investment Corp. REIT	2	15,530
Eisai Co., Ltd.	1,800	91,957
Enigmo, Inc. (e)	1,200	10,832
Fancl Corp.	1,500	40,061
FUJIFILM Holdings Corp.	3,100	136,556
Heiwado Co., Ltd.	1,000	18,830
Hikari Tsushin, Inc.	200	43,389
Hosiden Corp.	1,200	12,359
Hoya Corp.	1,400	114,664
Japan Airlines Co., Ltd.	2,200	65,339
Japan Best Rescue System Co., Ltd.	1,000	9,778
Japan Post Holdings Co., Ltd.	7,400	68,284
JFE Holdings, Inc.	6,100	73,885
JVCKenwood Corp.	2,700	7,998
Kajima Corp.	3,500	46,110
Kaken Pharmaceutical Co., Ltd.	300	13,952
Kamigumi Co., Ltd.	1,000	22,716
Kinden Corp.	4,000	59,484
Kobe Bussan Co., Ltd.	500	24,298
Kohnan Shoji Co., Ltd.	400	8,856
Komeri Co., Ltd.	300	6,072
Kurita Water Industries Ltd.	900	24,229
KYORIN Holdings, Inc.	1,700	28,221
Marubeni Corp.	17,500	116,707
Matsumotokiyoshi Holdings Co., Ltd.	400	14,679
Medipal Holdings Corp.	1,200	26,787
Megmilk Snow Brand Co., Ltd.	1,500	36,239
Meitec Corp.	100	4,914
Miraca Holdings, Inc.	400	9,150
Mitsubishi Chemical Holdings Corp.	14,600	104,644
Mitsubishi Corp.	6,300	155,124
Mitsubishi Heavy Industries Ltd.	1,900	74,686
Mitsubishi Tanabe Pharma Corp.	1,600	17,632
Mitsui & Co., Ltd.	10,000	164,264
Morinaga Milk Industry Co., Ltd.	900	34,402
NET One Systems Co., Ltd.	1,200	32,554
Nichi-iko Pharmaceutical Co., Ltd.	700	7,818
Nihon Unisys Ltd.	800	25,858
Nikkiso Co., Ltd.	500	5,369
Nikon Corp.	2,600	32,618
Nintendo Co., Ltd.	200	74,499
Nippon Electric Glass Co., Ltd.	1,900	42,483
Nippon Flour Mills Co., Ltd.	1,500	23,515
Nippon REIT Investment Corp. REIT	4	16,703
Nippon Steel Corp.	5,700	79,870
Nippon Telegraph & Telephone Corp.	2,600	124,394
Nippon Television Holdings, Inc.	2,700	34,752
Nishimatsu Construction Co., Ltd.	300	5,608
Nisshin Oillio Group Ltd.	2,000	62,932
NTT DOCOMO, Inc.	7,100	181,296
Obayashi Corp.	9,800	98,009

126	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value
Obic Co., Ltd.	400	$45,837
Okinawa Cellular Telephone Co.	1,800	59,060
Okumura Corp.	700	18,762
ORIX Corp.	5,900	88,258
Prima Meat Packers Ltd.	1,000	19,927
Rohm Co., Ltd.	900	69,392
Sankyo Co., Ltd.	300	10,323
SEC Carbon Ltd.	100	7,620
Seino Holdings Co., Ltd.	2,300	28,874
Sekisui Chemical Co., Ltd.	4,900	76,254
Seven & i Holdings Co., Ltd.	4,700	180,129
Shindengen Electric Manufacturing Co., Ltd.	500	16,210
Shionogi & Co., Ltd.	2,200	122,657
SoftBank Group Corp.	400	15,784
Sojitz Corp.	23,300	72,483
Sompo Holdings, Inc.	1,700	71,395
Sony Corp.	4,900	289,630
Sony Financial Holdings, Inc.	2,000	43,548
Sumco Corp.	2,900	39,506
Sumitomo Corp.	9,300	145,596
Sumitomo Electric Industries Ltd.	3,100	39,560
Sumitomo Forestry Co., Ltd.	400	5,341
Sumitomo Mitsui Trust Holdings, Inc.	1,900	68,803
Sushiro Global Holdings Ltd.	600	40,392
Suzuken Co., Ltd.	900	48,447
Systena Corp.	1,200	17,890
Taisho Pharmaceutical Holdings Co., Ltd.	100	7,312
Takeda Pharmaceutical Co., Ltd.	5,600	192,168
TIS, Inc.	200	11,556
Tokio Marine Holdings, Inc.	3,200	171,671
Tokyo Electron Ltd.	800	153,699
Tokyo Seimitsu Co., Ltd.	500	14,827
Tomy Co., Ltd.	1,500	17,231
Towa Pharmaceutical Co., Ltd.	300	6,979
Toyo Seikan Group Holdings Ltd.	1,300	20,286
Toyota Motor Corp.	1,200	80,592
USS Co., Ltd.	700	13,632
Valor Holdings Co., Ltd.	1,700	28,705
ValueCommerce Co., Ltd.	1,100	17,455

		5,664,003

Kazakhstan—0.0%
Halyk Savings Bank of Kazakhstan JSC GDR	394	4,794

Korea (Republic of)—0.7%
Daeduck Electronics Co.	892	8,085
Deutsch Motors, Inc. (e)	982	6,401
JYP Entertainment Corp.	453	8,152
Power Logics Co., Ltd. (e)	2,863	24,977
Samsung Electronics Co., Ltd. GDR	49	49,925
SK Hynix, Inc.	472	32,417
SK Telecom Co., Ltd.	140	28,211

		158,168

Mexico—0.3%
Alfa S.A.B de C.V., Class A	12,600	11,110
Wal-Mart de Mexico S.A.B de C.V.	19,400	57,500

		68,610

Netherlands—3.7%
Aalberts NV	100	3,960
ASM International NV	280	25,761
ASR Nederland NV	1,597	58,929
BE Semiconductor Industries NV	867	27,121

	Shares	Value
ING Groep NV	7,432	$77,640
Koninklijke Ahold Delhaize NV	5,735	143,419
Koninklijke BAM Groep NV	6,501	16,225
Koninklijke DSM NV	1,146	137,957
Koninklijke KPN NV	38,589	120,260
Koninklijke Philips NV	733	33,871
Unilever NV	3,605	216,471

		861,614

New Zealand—0.4%
Air New Zealand Ltd.	24,662	43,259
Auckland International Airport Ltd.	2,679	15,361
Contact Energy Ltd.	4,226	22,602
New Zealand Refining Co., Ltd.	13,081	17,132

		98,354

Norway—1.6%
Austevoll Seafood ASA	2,179	20,693
DNO ASA	4,100	5,882
Equinor ASA	8,925	169,059
Grieg Seafood ASA	303	3,709
Orkla ASA	883	8,035
Salmar ASA	494	21,688
SpareBank 1 SR Bank ASA	5,431	59,133
Telenor ASA	4,383	87,940

		376,139

Philippines—0.0%
Globe Telecom, Inc.	120	4,237

Portugal—0.3%
Altri SGPS S.A.	800	5,310
Galp Energia SGPS S.A.	4,474	67,285
NOS SGPS S.A.	1,178	6,431

		79,026

Russian Federation—0.3%
Novolipetsk Steel PJSC GDR	1,067	23,171
X5 Retail Group NV GDR	1,019	35,632

		58,803

Singapore—1.9%
Ascott Residence Trust REIT	10,200	9,742
Best World International Ltd. (c)(d)	18,600	12,112
CapitaLand Mall Trust REIT	11,300	21,512
DBS Group Holdings Ltd.	9,200	166,438
Fortune Real Estate Investment Trust REIT	5,000	5,725
Frasers Commercial Trust REIT	9,100	10,600
Hi-P International Ltd.	6,000	4,912
Mapletree North Asia Commercial Trust REIT	22,300	21,310
Oversea-Chinese Banking Corp., Ltd.	10,000	78,614
QAF Ltd.	43,700	24,045
Singapore Airlines Ltd.	5,400	35,717
Singapore Technologies Engineering Ltd.	10,800	30,021
Yangzijiang Shipbuilding Holdings Ltd.	33,400	23,223

		443,971

Spain—3.7%
ACS Actividades de Construccion y Servicios S.A.	1,818	72,640
Banco Bilbao Vizcaya Argentaria S.A.	5,365	27,927
Banco Santander S.A.	14,854	60,438
CaixaBank S.A.	9,644	25,296
Cia de Distribucion Integral Logista Holdings S.A.	1,596	31,098
CIE Automotive S.A.	1,641	41,149
Ence Energia y Celulosa S.A.	4,347	16,543
Iberdrola S.A.	24,650	256,206

	Shares	Value
International Consolidated Airlines Group S.A.	5,064	$29,510
International Consolidated Airlines Group S.A.	9,265	54,075
Melia Hotels International S.A.	5,064	39,297
Red Electrica Corp. S.A.	2,212	44,806
Repsol S.A.	9,674	150,876

		849,861

Sweden—1.6%
Adapteo Oyj (e)	530	6,061
Bravida Holding AB (a)	761	6,672
Electrolux AB, Ser. B	1,581	37,454
Lindab International AB	484	4,933
Loomis AB, Class B	390	13,695
Nobina AB (a)	11,074	69,208
SAS AB (e)	5,875	7,486
Skandinaviska Enskilda Banken AB, Class A	8,252	75,825
SSAB AB, Class B	7,308	18,150
Volvo AB, Class B	10,235	143,629

		383,113

Switzerland—9.5%
Baloise Holding AG	602	107,863
Cembra Money Bank AG	244	25,428
Credit Suisse Group AG (e)	8,126	99,406
Flughafen Zurich AG	262	48,496
Forbo Holding AG	8	11,881
Huber + Suhner AG	68	4,379
Interroll Holding AG	6	11,130
Kardex AG	49	6,766
LafargeHolcim Ltd. (e)	3,098	152,557
Nestle S.A.	4,422	479,586
Novartis AG	2,997	260,100
OC Oerlikon Corp. AG	4,600	46,179
Partners Group Holding AG	164	125,945
PSP Swiss Property AG	269	34,153
Roche Holding AG	1,709	497,524
Sulzer AG	173	17,028
Sunrise Communications Group AG (a)(e)	130	10,116
Swiss Life Holding AG	275	131,477
Zurich Insurance Group AG	343	131,372

		2,201,386

Taiwan—0.9%
Center Laboratories, Inc.	3,449	6,614
China Development Financial Holding Corp.	68,000	20,253
Compeq Manufacturing Co., Ltd.	6,000	6,723
Elan Microelectronics Corp.	6,000	16,576
Formosa Chemicals & Fibre Corp.	11,000	30,754
Formosa Plastics Corp.	6,000	18,278
Global Mixed Mode Technology, Inc.	2,000	7,405
Mitac Holdings Corp.	22,476	18,938
Realtek Semiconductor Corp.	2,000	14,828
SCI Pharmtech, Inc.	4,000	12,888
Unimicron Technology Corp.	8,000	11,257
United Integrated Services Co., Ltd.	6,000	31,819
Yuanta Financial Holding Co., Ltd.	22,000	13,127

		209,460

Thailand—0.3%
Electricity Generating PCL (c)(d)	2,300	26,999
PTT PCL (c)(d)	19,800	29,944
Sri Trang Agro-Industry PCL (c)(d)	18,700	6,293

		63,236

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	127

Schedule of Investments

September 30, 2019

	Shares	Value

Turkey—0.1%
Soda Sanayii AS	11,099	$11,612
Vestel Beyaz Esya Sanayi ve Ticaret AS	2,300	6,160

		17,772

United Kingdom—14.9%
Admiral Group PLC	1,390	36,146
Anglo American PLC	1,893	43,505
AstraZeneca PLC	1,266	113,040
Auto Trader Group PLC (a)	4,562	28,593
Barratt Developments PLC	8,781	69,902
BCA Marketplace PLC	3,205	9,292
Bellway PLC	896	36,835
Berkeley Group Holdings PLC	1,836	94,268
BHP Group PLC	4,456	95,177
BP PLC	54,799	346,919
Carnival PLC	2,056	85,078
Centrica PLC	26,952	24,440
Coca-Cola HBC AG (e)	3,131	102,260
Compass Group PLC	5,913	152,157
Computacenter PLC	343	5,442
Dart Group PLC	6,236	70,157
Diageo PLC	278	11,356
Direct Line Insurance Group PLC	23,103	85,239
EI Group PLC (e)	2,530	8,747
Electrocomponents PLC	3,527	27,884
Evraz PLC	4,624	26,614
Ferrexpo PLC	3,559	7,055
Firstgroup PLC (e)	5,754	9,728
GlaxoSmithKline PLC	4,487	96,177
Glencore PLC (e)	32,652	98,398
Greggs PLC	740	19,025
Highland Gold Mining Ltd.	12,810	33,967
HSBC Holdings PLC	25,745	197,265
Imperial Brands PLC	3,138	70,467
JD Sports Fashion PLC	2,698	24,902
John Laing Group PLC (a)	1,378	6,231
Legal & General Group PLC	36,067	110,088
Moneysupermarket.com Group PLC	3,211	14,933
National Express Group PLC	12,590	67,029
Persimmon PLC	3,857	102,867
Plus500 Ltd.	1,827	17,144
QinetiQ Group PLC	2,565	9,107
Redrow PLC	1,566	11,893
Rio Tinto PLC	4,145	215,468
Royal Dutch Shell PLC, Class A	12,551	368,095
Royal Dutch Shell PLC, Class A	3,789	111,118
Royal Dutch Shell PLC, Class B	3,994	118,044
Smith & Nephew PLC	211	5,081
Softcat PLC	740	9,118
Spirent Communications PLC	6,905	16,861
SSE PLC	3,128	47,852
Tate & Lyle PLC	463	4,189
Taylor Wimpey PLC	23,278	46,205
Tesco PLC	24,828	73,403
TUI AG	5,786	67,198
TUI AG	1,015	11,795
Vesuvius PLC	885	4,955

		3,468,709

Total Common Stock (cost—$22,741,707)		22,693,859

Exchange-Traded Funds—1.1%
iShares Core MSCI EAFE (cost—$243,441)	4,000	244,280

	Shares	Value

Preferred Stock—0.6%

Brazil—0.2%
Cia Brasileira de Distribuicao	2,500	$48,015
Cia de Gas de Sao Paulo—COMGAS, Class A	500	11,007

		59,022

Germany—0.4%
Porsche Automobil Holding SE	142	9,206
Volkswagen AG	459	78,069

		87,275

Total Preferred Stock (cost—$144,686)		146,297

Rights—0.0%

Australia—0.0%
Harvey Norman Holdings Ltd., exercise price AUD 2.50, expires 10/11/19 (e)
(cost—$0)	330	400

Total Investments (cost—$23,129,834) (b)—99.1%		23,084,836

Other assets less liabilities—0.9%		216,128

Net Assets—100.0%		$23,300,964

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $286,488, representing 1.2% of net assets.

(b) Securities with an aggregate value of $21,630,056, representing 92.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $75,348, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Pharmaceuticals	10.1%
Insurance	8.3%
Oil, Gas & Consumable Fuels	8.0%
Banks	5.7%
Household Durables	3.6%

Food Products	3.5%
Metals & Mining	3.4%
Textiles, Apparel & Luxury Goods	3.2%
Food & Staples Retailing	3.0%
Trading Companies & Distributors	2.9%
Construction & Engineering	2.8%
Electric Utilities	2.7%
Diversified Telecommunication Services	2.6%
Semiconductors & Semiconductor Equipment	2.4%
Airlines	2.3%
Hotels, Restaurants & Leisure	2.1%
Machinery	2.1%
Chemicals	2.0%
Wireless Telecommunication Services	1.8%
Automobiles	1.8%
Capital Markets	1.5%
Multi-Utilities	1.2%
Road & Rail	1.2%
Industrial Conglomerates	1.2%
Personal Products	1.2%
Beverages	1.1%
IT Services	1.1%
Exchange-Traded Funds	1.1%
Technology Hardware, Storage & Peripherals	1.0%
Electronic Equipment, Instruments & Components	0.9%
Construction Materials	0.9%
Real Estate Management & Development	0.8%
Healthcare Providers & Services	0.8%
Multi-Line Retail	0.8%
Gas Utilities	0.7%
Specialty Retail	0.7%
Healthcare Equipment & Supplies	0.7%
Diversified Financial Services	0.7%
Leisure Equipment & Products	0.6%
Software	0.6%
Auto Components	0.6%
Paper & Forest Products	0.5%
Equity Real Estate Investment Trusts (REITs)	0.5%
Aerospace & Defense	0.5%
Containers & Packaging	0.5%
Air Freight & Logistics	0.5%
Entertainment	0.4%
Transportation Infrastructure	0.4%
Media	0.3%
Tobacco	0.3%
Independent Power Producers & Energy Traders	0.3%
Commercial Services & Supplies	0.2%
Building Products	0.1%
Water Utilities	0.1%
Interactive Media & Services	0.1%
Internet & Direct Marketing Retail	0.1%
Consumer Finance	0.1%
Diversified Consumer Services	0.1%
Life Sciences Tools & Services	0.1%
Communications Equipment	0.1%
Electrical Equipment	0.1%
Marine	0.1%
Auto Manufacturers	0.0%
Professional Services	0.0%
Other assets less liabilities	0.9%

100.0%

128	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value

Common Stock—99.4%

Aerospace & Defense—1.9%
Boeing Co.	1,510	$574,510
Huntington Ingalls Industries, Inc.	590	124,956
Mercury Systems, Inc. (a)	1,544	125,326
Northrop Grumman Corp.	329	123,306

		948,098

Air Freight & Logistics—0.0%
Atlas Air Worldwide Holdings, Inc. (a)	704	17,762

Airlines—0.1%
Allegiant Travel Co.	205	30,680
SkyWest, Inc.	625	35,875

		66,555

Auto Components—0.6%
Lear Corp.	483	56,945
Magna International, Inc.	2,774	147,866
Tenneco, Inc. Class A	6,165	77,186

		281,997

Automobiles—0.6%
General Motors Co.	7,631	286,010

Banks—4.2%
Bank of America Corp.	19,917	580,979
Bank of Nova Scotia	1,578	89,629
Citigroup, Inc.	2,328	160,818
Citizens Financial Group, Inc.	5,435	192,236
Comerica, Inc.	1,824	120,366
Cullen/Frost Bankers, Inc.	749	66,324
FNB Corp.	5,324	61,386
JPMorgan Chase & Co.	3,495	411,326
Laurentian Bank of Canada	1,871	63,593
Popular, Inc.	1,541	83,337
Regions Financial Corp.	11,448	181,107
Umpqua Holdings Corp.	3,660	60,244
Wells Fargo & Co.	1,274	64,260

		2,135,605

Beverages—2.4%
Coca-Cola Co.	12,471	678,921
PepsiCo, Inc.	4,135	566,909

		1,245,830

Biotechnology—2.6%
AbbVie, Inc.	5,357	405,632
Amgen, Inc.	2,297	444,492
Biogen, Inc. (a)	414	96,388
Celgene Corp. (a)	3,538	351,323
Myriad Genetics, Inc. (a)	277	7,931

		1,305,766

Building Products—0.3%
Allegion PLC	1,431	148,323

Capital Markets—0.9%
Apollo Investment Corp.	1,075	17,297
Janus Henderson Group PLC	4,184	93,973
Morgan Stanley	6,823	291,137
Prospect Capital Corp.	6,679	44,014

		446,421

Chemicals—1.3%
Air Products & Chemicals, Inc.	855	189,690
Cabot Corp.	1,124	50,940
Celanese Corp.	848	103,702
Huntsman Corp.	1,736	40,379
LyondellBasell Industries NV, Class A	2,455	219,649
Rayonier Advanced Materials, Inc.	7,186	31,115

	Shares	Value
Trinseo S.A.	712	$30,581

		666,056

Commercial Services & Supplies—1.2%
Advanced Disposal Services, Inc. (a)	3,071	100,023
Brady Corp., Class A	548	29,071
IAA, Inc. (a)	2,120	88,468
KAR Auction Services, Inc.	2,120	52,046
McGrath RentCorp	147	10,230
Transcontinental, Inc., Class A	2,489	29,082
Waste Management, Inc.	2,538	291,870

		600,790

Communications Equipment—1.3%
Cisco Systems, Inc.	13,874	685,514

Construction & Engineering—0.1%
Aecon Group, Inc.	2,929	40,325
Badger Daylighting Ltd.	805	24,724

		65,049

Consumer Finance—1.2%
Ally Financial, Inc.	4,381	145,274
Capital One Financial Corp.	2,312	210,346
Enova International, Inc. (a)	1,128	23,406
OneMain Holdings, Inc.	1,309	48,014
Santander Consumer USA Holdings, Inc.	4,897	124,922
Synchrony Financial	1,851	63,101

		615,063

Containers & Packaging—0.4%
CCL Industries, Inc., Class B	187	7,543
Silgan Holdings, Inc.	1,227	36,853
WestRock Co.	4,275	155,824

		200,220

Diversified Consumer Services—0.1%
H&R Block, Inc.	1,420	33,540

Diversified Financial Services—1.1%
Berkshire Hathaway, Inc., Class B (a)	2,247	467,421
FGL Holdings	4,006	31,968
Jefferies Financial Group, Inc.	2,747	50,545

		549,934

Diversified Telecommunication Services—1.8%
AT&T, Inc.	4,713	178,340
CenturyLink, Inc.	13,531	168,867
Verizon Communications, Inc.	9,208	555,795

		903,002

Electric Utilities—2.1%
American Electric Power Co., Inc.	3,037	284,537
Duke Energy Corp.	2,247	215,397
Emera, Inc.	744	32,661
Entergy Corp.	879	103,159
Eversource Energy	957	81,795
Exelon Corp.	6,270	302,904
Portland General Electric Co.	866	48,816
PPL Corp.	424	13,352

		1,082,621

Electrical Equipment—0.9%
AMETEK, Inc.	1,843	169,224
Eaton Corp. PLC	2,913	242,216
Regal Beloit Corp.	831	60,539

		471,979

Electronic Equipment, Instruments & Components—0.2%
Arrow Electronics, Inc. (a)	865	64,512
AVX Corp.	1,297	19,714

	Shares	Value
Knowles Corp. (a)	1,641	$33,378

		117,604

Energy Equipment & Services—0.0%
Hermitage Offshore Services Ltd.	28	32
Mammoth Energy Services, Inc.	2,878	7,138

		7,170

Entertainment—0.8%
Take-Two Interactive Software, Inc. (a)	1,440	180,490
Walt Disney Co.	1,907	248,520

		429,010

Equity Real Estate Investment Trusts (REITs)—2.7%
American Tower Corp.	1,623	358,894
Apple Hospitality REIT, Inc.	5,868	97,291
Brixmor Property Group, Inc.	4,430	89,885
Canadian Apartment Properties REIT	1,959	80,542
Dream Global Real Estate Investment Trust	3,201	40,156
Essex Property Trust, Inc.	653	213,302
Gaming and Leisure Properties, Inc.	988	37,781
Global Net Lease, Inc.	2,112	41,184
Life Storage, Inc.	495	52,178
MGM Growth Properties LLC, Class A	2,612	78,491
National Storage Affiliates Trust	994	33,170
Physicians Realty Trust	2,846	50,517
PS Business Parks, Inc.	294	53,493
RPT Realty	2,256	30,569
UDR, Inc.	2,804	135,938

		1,393,391

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	1,203	346,596
Empire Co., Ltd., Class A	2,390	64,709
Kroger Co.	8,686	223,925
SpartanNash Co.	531	6,282
Walmart, Inc.	3,114	369,569

		1,011,081

Food Products—0.7%
General Mills, Inc.	4,556	251,127
Tyson Foods, Inc., Class A	1,346	115,944

		367,071

Healthcare Equipment & Supplies—2.2%
Abbott Laboratories	3,943	329,911
Align Technology, Inc. (a)	559	101,134
Boston Scientific Corp. (a)	2,854	116,129
Cooper Cos., Inc.	569	168,993
Cutera, Inc. (a)	1,108	32,387
Danaher Corp.	1,662	240,043
IntriCon Corp. (a)	777	15,105
STERIS PLC	914	132,064

		1,135,766

Healthcare Providers & Services—4.3%
Anthem, Inc.	1,355	325,335
Cardinal Health, Inc.	2,924	137,984
Centene Corp. (a)	3,158	136,615
Chemed Corp.	302	126,106
Cigna Corp.	1,450	220,095
CVS Health Corp.	4,702	296,555
HCA Healthcare, Inc.	520	62,618
Humana, Inc.	792	202,491
Patterson Cos., Inc.	4,980	88,744

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	129

Schedule of Investments

September 30, 2019

	Shares	Value
UnitedHealth Group, Inc.	2,881	$626,099

		2,222,642

Hotels, Restaurants & Leisure—2.1%
Chipotle Mexican Grill, Inc. (a)	114	95,814
Darden Restaurants, Inc.	1,564	184,896
Restaurant Brands International, Inc.	2,344	166,752
Royal Caribbean Cruises Ltd.	1,690	183,078
Starbucks Corp.	4,884	431,843

		1,062,383

Household Durables—0.3%
PulteGroup, Inc.	4,897	178,985

Household Products—2.1%
Church & Dwight Co., Inc.	2,739	206,082
Clorox Co.	1,250	189,838
Kimberly-Clark Corp.	2,038	289,498
Procter & Gamble Co.	3,023	376,001
Spectrum Brands Holdings, Inc.	83	4,399

		1,065,818

Independent Power Producers & Energy Traders—0.4%
AES Corp.	9,594	156,766
Capital Power Corp.	1,763	40,826

		197,592

Industrial Conglomerates—0.5%
3M Co.	753	123,793
Carlisle Cos., Inc.	966	140,592

		264,385

Insurance—4.8%
Aflac, Inc.	4,598	240,567
Allstate Corp.	1,603	174,214
American Equity Investment Life Holding Co.	1,019	24,660
Arch Capital Group Ltd. (a)	3,518	147,686
Argo Group International Holdings Ltd.	369	25,919
Assured Guaranty Ltd.	2,210	98,257
Athene Holding Ltd., Class A (a)	3,154	132,657
Brighthouse Financial, Inc. (a)	1,691	68,435
CNA Financial Corp.	678	33,392
Employers Holdings, Inc.	667	29,068
Fairfax Financial Holdings Ltd.	19	8,375
Genworth Financial, Inc., Class A (a)	7,380	32,472
Globe Life, Inc.	290	27,770
Loews Corp.	3,493	179,820
Manulife Financial Corp.	10,094	185,141
MetLife, Inc.	5,464	257,682
Old Republic International Corp.	1,363	32,126
Principal Financial Group, Inc.	544	31,084
Progressive Corp.	4,205	324,836
Prudential Financial, Inc.	2,196	197,530
RenaissanceRe Holdings Ltd.	763	147,602
Universal Insurance Holdings, Inc.	1,407	42,196

		2,441,489

Interactive Media & Services—4.0%
Alphabet, Inc., Class A (a)	539	658,195
Alphabet, Inc., Class C (a)	594	724,086
Facebook, Inc., Class A (a)	3,776	672,430

		2,054,711

Internet & Direct Marketing Retail—2.5%
Amazon.com, Inc. (a)	727	1,262,007
Waitr Holdings, Inc. (a)	7,386	9,491

		1,271,498

	Shares	Value

IT Services—3.8%
Automatic Data Processing, Inc.	679	$109,604
Broadridge Financial Solutions, Inc.	556	69,183
DXC Technology Co.	3,308	97,586
Fiserv, Inc. (a)	1,824	188,948
International Business Machines Corp.	1,402	203,879
Leidos Holdings, Inc.	1,701	146,082
Mastercard, Inc., Class A	940	255,276
PayPal Holdings, Inc. (a)	4,310	446,473
Visa, Inc., Class A	2,460	423,144

		1,940,175

Life Sciences Tools & Services—1.8%
Agilent Technologies, Inc.	2,612	200,158
Bio-Rad Laboratories, Inc., Class A (a)	371	123,446
PerkinElmer, Inc.	390	33,216
PRA Health Sciences, Inc. (a)	1,367	135,647
Thermo Fisher Scientific, Inc.	1,480	431,080

		923,547

Machinery—1.8%
Caterpillar, Inc.	2,533	319,943
Fortive Corp.	2,066	141,645
Ingersoll-Rand PLC	1,800	221,778
Kennametal, Inc.	1,341	41,222
PACCAR, Inc.	2,773	194,138

		918,726

Media—1.4%
Cable One, Inc.	95	119,197
Cogeco Communications, Inc.	488	39,328
Comcast Corp., Class A	12,840	578,827

		737,352

Metals & Mining—0.6%
Nucor Corp.	2,833	144,228
OceanaGold Corp.	9,229	24,103
Reliance Steel & Aluminum Co.	528	52,621
Teck Resources Ltd., Class B	2,421	39,252
United States Steel Corp.	4,057	46,858

		307,062

Mortgage Real Estate Investment Trusts (REITs)—1.9%
AGNC Investment Corp.	7,972	128,269
Annaly Capital Management, Inc.	14,737	129,686
Anworth Mortgage Asset Corp.	5,962	19,675
Arbor Realty Trust, Inc.	4,843	63,492
ARMOUR Residential REIT, Inc.	5,941	99,512
Chimera Investment Corp.	5,757	112,607
Granite Point Mortgage Trust, Inc.	1,737	32,551
Invesco Mortgage Capital, Inc.	5,600	85,736
Ladder Capital Corp.	550	9,498
MFA Financial, Inc.	15,335	112,866
TPG RE Finance Trust, Inc.	1,239	24,582
Two Harbors Investment Corp.	8,089	106,208
Western Asset Mortgage Capital Corp.	2,597	25,061

		949,743

Multi-Line Retail—0.1%
Macy’s, Inc.	3,638	56,535

Multi-Utilities—2.2%
Ameren Corp.	2,509	200,845
Black Hills Corp.	1,234	94,685
CenterPoint Energy, Inc.	4,540	137,017
Dominion Energy, Inc.	4,077	330,400
DTE Energy Co.	1,556	206,886

	Shares	Value
MDU Resources Group, Inc.	2,544	$71,715
NorthWestern Corp.	1,256	94,263

		1,135,811

Oil, Gas & Consumable Fuels—4.9%
Cabot Oil & Gas Corp.	7,021	123,359
Canadian Natural Resources Ltd.	1,132	30,119
Chesapeake Energy Corp. (a)	24,685	34,806
Chevron Corp.	2,507	297,330
ConocoPhillips	5,651	321,994
Enbridge, Inc.	5,507	193,286
EOG Resources, Inc.	3,252	241,363
Extraction Oil & Gas, Inc. (a)	12,452	36,609
Exxon Mobil Corp.	4,673	329,961
Gulfport Energy Corp. (a)	9,294	25,187
Husky Energy, Inc.	2,042	14,365
Occidental Petroleum Corp.	5,050	224,573
Peabody Energy Corp.	2,847	41,908
Pioneer Natural Resources Co.	353	44,397
Southwestern Energy Co. (a)	18,370	35,454
Suncor Energy, Inc.	3,483	109,865
TC Energy Corp.	2,191	113,449
Unit Corp. (a)	2,371	8,014
Valero Energy Corp.	3,119	265,864
Whiting Petroleum Corp. (a)	3,474	27,896

		2,519,799

Paper & Forest Products—0.2%
Domtar Corp.	1,298	46,481
Louisiana-Pacific Corp.	2,668	65,580

		112,061

Pharmaceuticals—5.1%
Allergan PLC	902	151,798
Bristol-Myers Squibb Co.	5,809	294,574
Johnson & Johnson	5,363	693,865
Merck & Co., Inc.	7,940	668,389
Pfizer, Inc.	16,006	575,096
Zoetis, Inc.	1,641	204,452

		2,588,174

Professional Services—0.2%
FTI Consulting, Inc. (a)	437	46,317
Insperity, Inc.	777	76,628

		122,945

Road & Rail—1.2%
Avis Budget Group, Inc. (a)	3,835	108,377
Ryder System, Inc.	2,129	110,218
Union Pacific Corp.	2,467	399,605

		618,200

Semiconductors & Semiconductor Equipment—3.1%
Applied Materials, Inc.	994	49,600
Broadcom, Inc.	269	74,263
Cabot Microelectronics Corp.	132	18,640
Cirrus Logic, Inc. (a)	319	17,092
Diodes, Inc. (a)	752	30,193
FormFactor, Inc. (a)	1,450	27,035
Intel Corp.	13,399	690,450
Lam Research Corp.	1,098	253,759
Micron Technology, Inc. (a)	2,197	94,141
ON Semiconductor Corp. (a)	6,304	121,100
Texas Instruments, Inc.	1,453	187,786

		1,564,059

Software—8.0%
Adobe, Inc. (a)	1,532	423,215
Alteryx, Inc., Class A (a)	854	91,745
Intuit, Inc.	1,273	338,542
Microsoft Corp.	16,333	2,270,777
Oracle Corp.	9,307	512,164
Salesforce.com, Inc. (a)	2,920	433,445

		4,069,888

130	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value

Specialty Retail—2.1%
Ascena Retail Group, Inc. (a)	33,218	$8,773
Home Depot, Inc.	1,496	347,102
J. Jill, Inc.	11,145	21,176
MarineMax, Inc. (a)	2,087	32,307
O’Reilly Automotive, Inc. (a)	642	255,843
Ross Stores, Inc.	2,580	283,413
Tailored Brands, Inc.	1,982	8,721
Tractor Supply Co.	1,517	137,197

		1,094,532

Technology Hardware, Storage & Peripherals—4.7%
Apple, Inc.	9,263	2,074,634
Hewlett Packard Enterprise Co.	12,785	193,949
Xerox Holdings, Corp. (a)	4,251	127,147

		2,395,730

Textiles, Apparel & Luxury Goods—0.1%
Deckers Outdoor Corp. (a)	515	75,890

Thrifts & Mortgage Finance—0.4%
Essent Group Ltd.	2,014	96,007
Genworth MI Canada, Inc.	2,106	83,614
NMI Holdings, Inc., Class A (a)	1,262	33,140

		212,761

Tobacco—0.3%
Altria Group, Inc.	3,608	147,567

Trading Companies & Distributors—0.3%
Aircastle Ltd.	3,590	80,524
CAI International, Inc. (a)	908	19,767
NOW, Inc. (a)	2,962	33,974

		134,265

Wireless Telecommunication Services—0.5%
Rogers Communications, Inc., Class B	812	39,550
T-Mobile U.S., Inc. (a)	2,637	207,717

		247,267

Total Common Stock (cost—$44,495,302)		50,848,820

	Principal Amount (000s)

Repurchase Agreements—2.0%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $1,007,010; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,029,204 including accrued interest
(cost—$1,007,000)	$1,007	1,007,000

Total Investments (cost—$45,502,302)—101.4%		51,855,820

Liabilities in excess of other assets—(1.4)%		(712,624)

Net Assets—100.0%		$51,143,196

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Convertible Fund

	Principal Amount (000s)	Value

Convertible Bonds & Notes—77.4%

Aerospace & Defense—1.0%
Aerojet Rocketdyne Holdings, Inc.,
2.25%, 12/15/23	$2,285	$4,562,860
Arconic, Inc.,
1.625%, 10/15/19	1,965	1,964,277

		6,527,137

Apparel & Textiles—0.1%
Iconix Brand Group, Inc.,
5.75%, 8/15/23	840	375,900

Auto Components—0.5%
Meritor, Inc.,
3.25%, 10/15/37	3,520	3,453,310

Auto Manufacturers—1.7%
Tesla, Inc.,
2.375%, 3/15/22	10,715	10,893,858

Biotechnology—5.2%
Apellis Pharmaceuticals, Inc. (a)(b),
3.50%, 9/15/26	4,195	3,933,728
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	3,430	3,380,254
Exact Sciences Corp.,
0.375%, 3/15/27	6,495	7,039,281
Illumina, Inc.,
zero coupon, 8/15/23	4,015	4,461,669
0.50%, 6/15/21	2,445	3,251,672
Medicines Co.,
2.75%, 7/15/23	5,435	6,576,350
PTC Therapeutics, Inc.,
1.50%, 9/15/26 (a)(b)	2,340	2,233,751
3.00%, 8/15/22	3,380	3,515,052

		34,391,757

Commercial Services—2.8%
Chegg, Inc. (a)(b),
0.125%, 3/15/25	3,670	3,365,199
Euronet Worldwide, Inc. (a)(b),
0.75%, 3/15/49	5,490	6,440,456
FTI Consulting, Inc.,
2.00%, 8/15/23	4,165	5,090,088
Square, Inc.,
0.50%, 5/15/23	3,100	3,458,438

		18,354,181

Computers—1.1%
Lumentum Holdings, Inc.,
0.25%, 3/15/24	3,715	4,318,728
Rapid7, Inc.,
1.25%, 8/1/23	2,305	2,998,848

		7,317,576

Diversified Financial Services—0.9%
GS Finance Corp. (Fidelity National Information Services, Inc.) (d)(e),
zero coupon, 6/5/23	2,650	3,857,048
LendingTree, Inc.,
0.625%, 6/1/22	1,415	2,270,084

		6,127,132

Electronics—1.6%
Fortive Corp. (a)(b),
0.875%, 2/15/22	4,610	4,572,544
Mesa Laboratories, Inc.,
1.375%, 8/15/25	1,780	1,906,312
OSI Systems, Inc.,
1.25%, 9/1/22	3,640	4,089,718

		10,568,574

	Principal Amount (000s)	Value

Engineering & Construction—1.1%
KBR, Inc. (a)(b),
2.50%, 11/1/23	$6,100	$7,080,209

Entertainment—0.9%
Live Nation Entertainment, Inc.,
2.50%, 3/15/23	4,805	5,645,397

Equity Real Estate Investment Trusts (REITs)—1.7%
Blackstone Mortgage Trust, Inc.,
4.375%, 5/5/22	5,775	6,042,094
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	2,240	2,863,193
IIP Operating Partnership L.P. (a)(b),
3.75%, 2/21/24	1,570	2,316,348

		11,221,635

Healthcare-Products—3.4%
CONMED Corp. (a)(b),
2.625%, 2/1/24	5,500	6,834,298
Insulet Corp.,
0.375%, 9/1/26 (a)(b)	7,555	7,697,854
1.375%, 11/15/24	540	994,789
Repligen Corp.,
0.375%, 7/15/24	4,755	4,725,281
Wright Medical Group, Inc.,
1.625%, 6/15/23	2,122	2,028,616

		22,280,838

Healthcare-Services—2.1%
Anthem, Inc.,
2.75%, 10/15/42	855	2,864,371
Invitae Corp. (a)(b),
2.00%, 9/1/24	4,645	4,636,871
Teladoc Health, Inc.,
1.375%, 5/15/25	4,290	6,369,065

		13,870,307

Internet—12.7%
Booking Holdings, Inc.,
0.35%, 6/15/20	4,595	6,882,433
Etsy, Inc.,
zero coupon, 3/1/23	700	1,180,845
0.125%, 10/1/26 (a)(b)	5,850	5,778,279
IAC Financeco 2, Inc. (a)(b),
0.875%, 6/15/26	8,950	9,360,149
MercadoLibre, Inc.,
2.00%, 8/15/28	2,020	2,975,422
Okta, Inc. (a)(b),
0.125%, 9/1/25	4,355	3,959,384
Palo Alto Networks, Inc.,
0.75%, 7/1/23	6,100	6,444,906
Pinduoduo, Inc. (a)(b),
zero coupon, 10/1/24	2,070	2,115,704
Proofpoint, Inc. (a)(b),
0.25%, 8/15/24	7,210	7,823,862
Q2 Holdings, Inc. (a)(b),
0.75%, 6/1/26	5,285	5,860,008
RingCentral, Inc.,
zero coupon, 3/15/23	1,970	3,186,063
Snap, Inc. (a)(b),
0.75%, 8/1/26	6,240	6,422,972
Twitter, Inc.,
0.25%, 6/15/24	7,800	8,274,811
Wayfair, Inc. (a)(b),
1.00%, 8/15/26	4,680	4,832,508
1.125%, 11/1/24	2,755	3,327,992
Wix.com Ltd.,
zero coupon, 7/1/23	2,395	2,664,768

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	131

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
Zendesk, Inc.,
0.25%, 3/15/23	$1,955	$2,591,329

		83,681,435

Iron/Steel—0.4%
Cleveland-Cliffs, Inc.,
1.50%, 1/15/25	2,115	2,296,714

Lodging—0.7%
Caesars Entertainment Corp.,
5.00%, 10/1/24	2,625	4,464,581

Machinery-Diversified—0.3%
Chart Industries, Inc. (a)(b),
1.00%, 11/15/24	1,440	1,808,986

Media—5.0%
DISH Network Corp.,
2.375%, 3/15/24	4,230	3,732,868
3.375%, 8/15/26	9,285	8,530,182
Liberty Media Corp.,
1.00%, 1/30/23	4,545	5,703,199
1.375%, 10/15/23	3,300	3,950,430
2.125%, 3/31/48 (a)(b)	5,680	5,836,200
2.25%, 12/1/48 (a)(b)	2,020	2,312,634
World Wrestling Entertainment, Inc.,
3.375%, 12/15/23	975	2,890,262

		32,955,775

Mining—0.6%
SSR Mining, Inc. (a)(b),
2.50%, 4/1/39	3,680	4,165,300

Oil, Gas & Consumable Fuels—1.5%
Chesapeake Energy Corp.,
5.50%, 9/15/26	2,060	1,251,450
Helix Energy Solutions Group, Inc.,
4.125%, 9/15/23	3,160	3,700,534
Transocean, Inc.,
0.50%, 1/30/23	5,555	4,565,516

		9,517,500

Pharmaceuticals—3.0%
DexCom, Inc. (a)(b),
0.75%, 12/1/23	6,005	7,054,206
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	5,500	6,422,277
Neurocrine Biosciences, Inc.,
2.25%, 5/15/24	2,500	3,429,277
Sarepta Therapeutics, Inc.,
1.50%, 11/15/24	1,920	2,541,418

		19,447,178

Pipelines—1.1%
Cheniere Energy, Inc.,
4.25%, 3/15/45	8,900	6,908,625

Retail—0.9%
RH, zero coupon,
6/15/23	2,130	2,310,390
zero coupon, 9/15/24 (a)(b)	3,840	3,868,097

		6,178,487

Semiconductors—10.8%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	2,505	9,340,207
Cree, Inc.,
0.875%, 9/1/23	3,710	4,081,136
Inphi Corp.,
0.75%, 9/1/21	3,800	4,725,220
Intel Corp.,
3.25%, 8/1/39	1,475	3,750,158
Microchip Technology, Inc.,
1.625%, 2/15/27	14,790	19,076,345

	Principal Amount (000s)	Value
Micron Technology, Inc., Ser. D,
3.125%, 5/1/32	$1,240	$5,328,101
Novellus Systems, Inc.,
2.625%, 5/15/41	775	5,549,660
NXP Semiconductors NV,
1.00%, 12/1/19	4,435	4,837,182
ON Semiconductor Corp.,
1.625%, 10/15/23	4,770	5,747,605
Silicon Laboratories, Inc.,
1.375%, 3/1/22	3,160	4,122,116
Teradyne, Inc.,
1.25%, 12/15/23	2,275	4,331,145

		70,888,875

Software—12.5%
Akamai Technologies, Inc.,
0.125%, 5/1/25	11,175	12,847,037
Alteryx, Inc. (a)(b),
0.50%, 8/1/24	1,680	1,638,940
1.00%, 8/1/26	4,210	4,057,614
Atlassian, Inc.,
0.625%, 5/1/23	3,750	6,165,281
Coupa Software, Inc. (a)(b),
0.125%, 6/15/25	5,920	6,489,800
DocuSign, Inc. (a)(b),
0.50%, 9/15/23	2,350	2,649,022
Envestnet, Inc.,
1.75%, 6/1/23	2,795	3,025,587
Five9, Inc.,
0.125%, 5/1/23	3,250	4,684,723
HubSpot, Inc.,
0.25%, 6/1/22	1,530	2,565,584
j2 Global, Inc.,
3.25%, 6/15/29	3,865	5,489,581
LivePerson, Inc. (a)(b),
0.75%, 3/1/24	3,770	4,404,684
MongoDB, Inc.,
0.75%, 6/15/24	945	1,777,679
ServiceNow, Inc.,
zero coupon, 6/1/22	3,165	6,065,620
Splunk, Inc.,
1.125%, 9/15/25	5,680	6,237,350
Tabula Rasa HealthCare, Inc. (a)(b),
1.75%, 2/15/26	3,435	3,728,515
Twilio, Inc.,
0.25%, 6/1/23	1,580	2,640,606
Workday, Inc.,
0.25%, 10/1/22	2,605	3,427,868
Zynga, Inc. (a)(b),
0.25%, 6/1/24	4,235	4,226,006

		82,121,497

Telecommunications—3.1%
GCI Liberty, Inc. (a)(b),
1.75%, 9/30/46	5,480	6,692,450
Viavi Solutions, Inc.,
1.00%, 3/1/24	5,725	7,048,906
Vonage Holdings Corp. (a)(b),
1.75%, 6/1/24	6,525	6,763,189

		20,504,545

Transportation—0.7%
Air Transport Services Group, Inc.,
1.125%, 10/15/24	5,075	4,747,376

Total Convertible Bonds & Notes (cost-$467,209,586)		507,794,685

	Shares

Convertible Preferred Stock—17.9%

Banks—5.1%
Bank of America Corp., Ser. L (c),
7.25%	11,315	16,963,561

	Shares	Value
Wells Fargo & Co., Ser. L (c),
7.50%	10,875	$16,557,079

		33,520,640

Electric Utilities—3.4%
American Electric Power Co., Inc.,
6.125%, 3/15/22	74,510	4,104,011
NextEra Energy, Inc.,
4.872%, 9/1/22	64,030	3,210,464
Sempra Energy, Ser. A,
6.00%, 1/15/21	66,995	7,918,809
Southern Co., Ser. 2019,
6.75%, 8/1/22	136,850	7,322,843

		22,556,127

Electronics—0.4%
Fortive Corp., Ser. A,
5.00%, 7/1/21	3,020	2,725,550

Equity Real Estate Investment Trusts (REITs)—1.2%
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	6,095	7,712,004

Hand/Machine Tools—1.4%
Colfax Corp.,
5.75%, 1/15/22	34,100	4,451,414
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	47,560	4,777,878

		9,229,292

Healthcare-Products—3.1%
Avantor, Inc., Ser. A,
6.25%, 5/15/22	72,840	3,910,779
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	115,860	7,179,265
Danaher Corp., Ser. A,
4.75%, 4/15/22	8,280	9,439,614

		20,529,658

Insurance—1.0%
Assurant, Inc., Ser. D,
6.50%, 3/15/21	52,750	6,594,805

Semiconductors—2.3%
Broadcom, Inc., Ser. A,
8.00%, 9/30/22	14,485	14,852,713

Total Convertible Preferred Stock (cost-$104,162,853)		117,720,789

	Principal Amount (000s)

Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $21,714,211; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $22,150,260 including accrued interest
(cost—$21,714,000)	$21,714	21,714,000

Total Investments (cost—$593,086,439)—98.6%		647,229,474

Other assets less liabilities—1.4%		9,243,230

Net Assets—100.0%		$656,472,704

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $167,150,952, representing 25.5% of net assets.

132	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $167,150,952, representing 25.5% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Core Bond Fund

	Principal Amount (000s)	Value

U.S. Government Agency Securities—42.9%
Fannie Mae, MBS,
2.50%, 11/18/34 TBA, 15 Year (c)	$580	$584,860
3.00%, 9/1/49 Pool, 30 Year	1,391	1,412,463
3.00%, 10/10/49 TBA, 30 Year (c)	2,060	2,091,544
3.50%, 3/1/48 Pool, 30 Year	600	632,070
3.50%, 4/1/48 Pool, 30 Year	191	196,984
4.00%, 6/1/48 Pool, 30 Year	2,398	2,509,677
4.50%, 10/1/48 Pool, 30 Year	1,660	1,762,883
Freddie Mac, MBS, 30 Year,
3.00%, 1/1/46 Pool	1,186	1,215,554
3.50%, 7/1/49 Pool	524	538,404
Ginnie Mae, MBS, 30 Year,
3.50%, 2/20/48 Pool	967	1,016,167
4.00%, 3/20/48 Pool	429	451,667
United States Small Business Administration, ABS,
2.15%, 8/1/39 Series 2019-20, Class H1	150	150,801
2.60%, 6/1/39 Series 2019-20, Class F1	106	108,730
2.85%, 10/1/37 Series 2019-20, Class J1	178	183,664
2.88%, 5/1/39 Series 2019-20, Class E1	163	168,458
2.92%, 1/1/38 Series 2019-20, Class A1	293	304,273
3.20%, 3/1/39 Series 2019-20, Class C1	88	93,381
3.26%, 2/1/39 Series 2019-20, Class B1	97	103,084
3.37%, 1/1/39 Series 2019-20, Class A1	215	228,451
3.53%, 9/1/38 Series 2018-20, Class I1	253	272,881
3.54%, 7/1/38 Series 2018-20, Class G1	192	207,601
3.58%, 8/1/38 Series 2018-20, Class H1	282	304,142

Total U.S. Government Agency Securities
(cost—$14,299,008)		14,537,739

Corporate Bonds & Notes—27.9%

Aerospace & Defense—2.5%
Boeing Co.,
2.95%, 2/1/30	294	303,089
L3Harris Technologies, Inc. (a)(b),
3.85%, 12/15/26	10	10,785
3.95%, 5/28/24	335	355,637
Northrop Grumman Corp.,
2.93%, 1/15/25	55	56,701
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	100	129,232

		855,444

Auto Manufacturers—1.0%
Ford Motor Credit Co. LLC,
3.336%, 3/18/21	330	331,454

Banks—6.3%
BB&T Corp., (converts to FRN on 9/1/24) (d)(e),
4.80%, 9/1/24	320	320,240
Corestates Capital III, 3 mo. USD-LIBOR-BBA + 0.570% (a)(b)(e),
2.728%, 2/15/27	190	176,782
First Maryland Capital II, 3 mo. LIBOR + 0.850% (e),
3.103%, 2/1/27	275	255,114
Huntington Capital Trust I, 3 mo. USD-LIBOR + 0.700% (e),
2.956%, 2/1/27	98	88,288

	Principal Amount (000s)	Value
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (e),
3.216%, 1/15/87	$730	$612,440
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (d)(e),
5.00%, 9/15/26	230	237,959
State Street Corp., 3 mo. LIBOR + 1.000% (e),
3.119%, 6/1/77	350	268,964
Wells Fargo Capital X, 5.95%, 12/1/86	130	159,785

		2,119,572

Electric Utilities—3.9%
Alabama Power Co.,
2.80%, 4/1/25	170	173,108
Duke Energy Corp., (converts to FRN on 9/16/24) (d)(e),
4.875%, 9/16/24	215	220,294
Edison International,
2.95%, 3/15/23	275	275,375
Jersey Central Power & Light Co. (a)(b),
4.30%, 1/15/26	105	114,912
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	30	31,010
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	115	120,715
Sempra Energy,
3.55%, 6/15/24	170	177,283
Southern California Edison Co.,
1.845%, 2/1/22	18	17,722
3.90%, 12/1/41	40	40,605
Toledo Edison Co.,
6.15%, 5/15/37	75	102,794
Virginia Electric & Power Co., Ser. B,
3.80%, 9/15/47	30	32,730

		1,306,548

Equity Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.,
3.70%, 10/15/49	215	214,379

Healthcare-Services—0.3%
UnitedHealth Group, Inc.,
3.50%, 8/15/39	98	102,412

Insurance—1.1%
Brighthouse Financial, Inc.,
4.70%, 6/22/47	70	62,753
Lincoln National Corp., 3 mo. USD-LIBOR + 2.358% (e),
4.481%, 5/17/66	135	109,634
MetLife, Inc. (a)(b),
9.25%, 4/8/38	45	65,178
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	130	152,319

		389,884

Media—2.3%
Charter Communications Operating LLC,
4.908%, 7/23/25	70	76,929
5.75%, 4/1/48	65	74,222
Comcast Corp.,
2.35%, 1/15/27	240	239,073
Time Warner Cable LLC,
4.50%, 9/15/42	25	24,643
6.55%, 5/1/37	25	30,039
Walt Disney Co. (a)(b),
3.00%, 9/15/22	260	268,517
7.30%, 4/30/28	55	74,120

		787,543

Miscellaneous Manufacturing—2.6%
3M Co.,
3.25%, 8/26/49	47	47,235

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	133

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (d)(e),
5.00%, 1/21/21	$870	$825,956

		873,191

Oil, Gas & Consumable Fuels—3.7%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	113	117,581
Cenovus Energy, Inc.,
4.25%, 4/15/27	145	150,892
Cimarex Energy Co.,
3.90%, 5/15/27	65	66,237
4.375%, 6/1/24	95	99,795
Hess Corp.,
7.125%, 3/15/33	58	72,375
NiSource, Inc.,
3.49%, 5/15/27	70	73,507
Occidental Petroleum Corp.,
4.85%, 3/15/21	650	672,259

		1,252,646

Pharmaceuticals—0.2%
CVS Health Corp.,
4.875%, 7/20/35	60	67,133

Pipelines—1.9%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	112	120,778
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	63	87,160
Energy Transfer Operating L.P.,
6.50%, 2/1/42	65	78,375
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (e),
5.25%, 8/16/27	55	54,842
Plains All American Pipeline L.P.,
4.65%, 10/15/25	295	315,832

		656,987

Semiconductors—0.8%
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	250	258,485

Telecommunications—0.4%
AT&T, Inc.,
4.30%, 2/15/30	120	132,184

Transportation—0.3%
United Parcel Service, Inc.,
3.40%, 9/1/49	94	95,843

Total Corporate Bonds & Notes (cost—$9,204,866)		9,443,705

Asset-Backed Securities—20.0%
Ally Auto Receivables Trust,
2.91%, 9/15/23 Series 2019-1, Class A3	190	192,863

	Principal Amount (000s)	Value
3.00%, 1/17/23 Series 2018-3, Class A3	$267	$269,432
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (e),
2.408%, 2/18/25	547	548,380
BA Credit Card Trust, Series 2018-A3, Class A3,
3.10%, 12/15/23	285	291,286
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	123	124,335
Citibank Credit Card Issuance Trust (e),
1 mo. LIBOR + 0.330%, 2.374%, 1/20/25 Series 2018-A2, Class A2	505	506,026
1 mo. LIBOR + 0.370%, 2.412%, 8/8/24 Series 2017-A7, Class A7	15	15,052
CNH Equipment Trust, Series 2019-B, Class A3,
2.52%, 8/15/24	210	213,166
Dryden 68 CLO Ltd., 3 mo. USD-LIBOR + 1.310%, Series 2019-68A, Class A (a)(b)(e),
3.651%, 7/15/32	385	385,136
Ford Credit Auto Owner Trust, Series 2018-A, Class A4,
3.16%, 10/15/23	203	208,584
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3
, 2.18%, 4/16/24	324	326,084
Honda Auto Receivables Owner Trust,
2.83%, 3/20/23 Series 2019-1, Class A3	325	330,830
3.07%, 11/21/24 Series 2018-3, Class A4	100	102,132
HPEFS Equipment Trust, Series 2019-1A, Class A3 (a)(b),
2.21%, 9/20/29	58	58,049
Hyundai Auto Receivables Trust, Series 2019-A, Class A3,
2.66%, 6/15/23	335	339,421
John Deere Owner Trust, Series 2019-B, Class A2,
2.28%, 5/16/22	270	270,956
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	320	325,341
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(e),
3.598%, 3/17/30	210	210,479
Starwood Waypoint Homes Trust, 1 mo. LIBOR + 0.950%, Series 2017-1, Class A (a)(b)(e),
2.978%, 1/17/35	317	316,646
Toyota Auto Receivables Owner Trust,
1.91%, 9/15/23 Series 2019-C, Class A3	280	280,067
2.91%, 7/17/23 Series 2019-A, Class A3	320	325,367

	Principal Amount (000s)	Value
Verizon Owner Trust, 1 mo. USD-LIBOR+ 0.260%, Series 2018-1A, Class A1B (a)(b)(e),
2.304%, 9/20/22	$605	$605,009
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(e),
2.548%, 7/17/23	532	533,435

Total Asset-Backed Securities (cost—$6,732,433)		6,778,076

U.S. Treasury Obligations—15.9%
U.S. Treasury Bonds,
2.875%, 5/15/49	462	539,349
4.50%, 5/15/38	323	455,581
U.S. Treasury Notes,
1.375%, 12/15/19	700	699,344
1.50%, 9/30/21	268	267,393
1.50%, 9/15/22	976	974,322
1.50%, 9/30/24	591	589,615
1.625%, 9/30/26	854	854,267
1.625%, 8/15/29	1,011	1,006,814

Total U.S. Treasury Obligations (cost—$5,363,589)		5,386,685

Total Investments (cost—$35,599,896)—106.7%		36,146,205

Liabilities in excess of other assets (f)—(6.7)%		(2,281,653)

Net Assets—100.0%		$33,864,552

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,734,080, representing 11.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,734,080, representing 11.0% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2019.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Long position contracts:
5-Year U.S. Treasury Note	10	12/31/19	$1,000	$1,191	$(4,174)
10-Year U.S. Treasury Note	1	12/19/19	100	130	(775)
U.S. Long Bond	5	12/19/19	500	812	(6,655)
Ultra U.S. Treasury Bond	11	12/19/19	1,100	2,111	(15,426)

					$(27,030)

Short position contracts:
10-Year Ultra U.S. Treasury Bond	(6)	12/19/19	$(600)	$(854)	$(9,283)

					$(36,313)

134	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Credit default swaps agreements outstanding at September 30, 2019:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
Anadarko Petroleum Corp.	$355	1.078%	12/20/24	(1.00)%	Quarterly	$419	$(173)	$592
AT&T, Inc.	640	0.848%	12/20/24	(1.00)%	Quarterly	(5,893)	(4,864)	(1,029)
Carnival Corp.	315	0.540%	12/20/24	(1.00)%	Quarterly	(7,844)	(7,519)	(325)
CVS Health Corp.	350	0.758%	12/20/24	(1.00)%	Quarterly	(4,863)	(3,969)	(894)
General Electric Co.	160	0.536%	6/20/21	(1.00)%	Quarterly	(1,420)	(291)	(1,129)
General Electric Co.	165	0.937%	6/20/23	(1.00)%	Quarterly	(665)	(2,145)	1,480
McKesson Corp.	330	1.267%	12/20/24	(1.00)%	Quarterly	3,174	—	3,174
Morgan Stanley	630	0.694%	12/20/24	(1.00)%	Quarterly	(10,551)	(13,385)	2,834
UnitedHealth Group, Inc.	655	0.354%	12/20/24	(1.00)%	Quarterly	(22,185)	(21,718)	(467)
Verizon Communications, Inc.	175	0.560%	12/20/24	(1.00)%	Quarterly	(4,105)	(3,921)	(184)

						$(53,933)	$(57,985)	$4,052

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
CDX.NA.IG.33	$2,215	0.601%	12/20/24	1.00%	Quarterly	$42,609	$42,430	$179
Hess Corp.	365	1.400%	12/20/24	1.00%	Quarterly	(5,949)	(3,884)	(2,065)

						$36,660	$38,546	$(1,886)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) At September 30, 2019, the Fund pledged $418,439 in cash as collateral for futures contracts and $132,144 in cash as collateral for swap contracts. The Fund also held U.S. Treasury Obligations valued at $688,037 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

TBA—To Be Announced

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	135

Schedule of Investments

September 30, 2019

AllianzGI Core Plus Bond Fund

	Principal Amount (000s)	Value

U.S. Government Agency Securities—43.1%
Fannie Mae, MBS,
2.50% TBA, 15 Year (c)	$1,090	$1,099,133
3.00% TBA, 30 Year (c)	3,670	3,726,197
3.00%, 9/1/49 Pool, 30 Year (c)	2,885	2,930,820
3.50%, 4/1/48 Pool, 30 Year	1,074	1,125,734
3.50%, 6/1/49 Pool, 30 Year (c)	1,664	1,713,042
4.00%, 6/1/48 Pool, 30 Year	3,188	3,336,907
4.00%, 3/1/49 Pool, 30 Year (c)	1,247	1,295,317
4.50%, 10/1/48 Pool, 30 Year	1,810	1,917,299
Freddie Mac, MBS, 30 Year,
3.00%, 1/1/46 Pool	1,613	1,653,719
3.50%, 7/1/49 Pool	1,054	1,081,840
Ginnie Mae, MBS, 30 Year,
3.50%, 2/20/48 Pool	1,328	1,395,474
4.00%, 3/20/48 Pool	572	602,222
United States Small Business Administration, ABS,
2.15%, 8/1/39 Series 2019-20, Class H1	200	201,068
2.60%, 6/1/39 Series 2019-20, Class F1	138	141,555
2.85%, 10/1/37 Series 2019-20, Class J1	236	244,264
2.88%, 5/1/39 Series 2019-20, Class E1	216	223,232
2.92%, 1/1/38 Series 2019-20, Class A1	389	404,113
3.20%, 3/1/39 Series 2019-20, Class C1	117	124,508
3.26%, 2/1/39 Series 2019-20, Class B1	855	907,136
3.37%, 1/1/39 Series 2019-20, Class A1	293	311,525
3.53%, 9/1/38 Series 2018-20, Class I1	348	375,467
3.54%, 7/1/38 Series 2018-20, Class G1	267	288,616
3.58%, 8/1/38 Series 2018-20, Class H1	503	542,386

Total U.S. Government Agency Securities
(cost—$25,315,765)		25,641,574

Corporate Bonds & Notes—33.4%

Aerospace & Defense—2.4%
Boeing Co.,
2.95%, 2/1/30	519	535,045
L3Harris Technologies, Inc. (a)(b),
3.85%, 12/15/26	14	15,098
3.95%, 5/28/24	554	588,128
Northrop Grumman Corp.,
2.93%, 1/15/25	95	97,938
Northrop Grumman Systems Corp.,
7.875%, 3/1/26	140	180,925

		1,417,134

Auto Manufacturers—1.0%
Ford Motor Credit Co. LLC,
3.336%, 3/18/21	595	597,621

Banks—9.1%
BB&T Corp., (converts to FRN on 9/1/24) (d)(e),
4.80%, 9/1/24	570	570,427
Citigroup, Inc., Ser. U, (converts to FRN on 9/24/24) (d)(e),
5.00%, 9/12/24	205	207,629
Citizens Financial Group, Inc., 3 mo. LIBOR + 3.003%, Ser. B, (converts to FRN on 7/6/23) (d)(e),
6.00%, 7/6/23	95	97,519

	Principal Amount (000s)	Value
Credit Suisse Group AG, (converts to FRN on 8/21/26) (a)(b)(d)(e),
6.375%, 8/21/26	$970	$1,007,588
Fifth Third Bancorp, 3 mo. LIBOR + 3.033%, (converts to FRN on 6/30/23) (d)(e),
5.10%, 6/30/23	275	278,438
First Maryland Capital II, 3 mo. LIBOR + 0.850% (e),
3.103%, 2/1/27	443	410,965
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (d)(e),
5.70%, 4/15/23	275	280,303
Huntington Capital Trust I, 3 mo. USD-LIBOR + 0.700% (e),
2.956%, 2/1/27	137	123,423
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (e),
3.216%, 1/15/87	990	830,569
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (d)(e),
5.00%, 9/15/26	400	413,842
Popular, Inc.,
6.125%, 9/14/23	300	327,390
State Street Corp., 3 mo. LIBOR + 1.000% (e),
3.119%, 6/1/77	760	584,037
Wells Fargo Capital X,
5.95%, 12/1/86	225	276,550

		5,408,680

Diversified Financial Services—0.6%
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (d)(e),
5.50%, 10/30/27	350	355,527

Electric Utilities—4.2%
Alabama Power Co.,
2.80%, 4/1/25	360	366,581
Duke Energy Corp., (converts to FRN on 9/16/24) (d)(e),
4.875%, 9/16/24	435	445,712
Edison International,
2.95%, 3/15/23	490	490,667
Jersey Central Power & Light Co. (a)(b),
4.30%, 1/15/26	145	158,688
Pennsylvania Electric Co. (a)(b),
3.25%, 3/15/28	50	51,684
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	205	215,188
Sempra Energy,
3.55%, 6/15/24	305	318,067
Southern California Edison Co.,
1.845%, 2/1/22	25	24,811
3.90%, 12/1/41	55	55,831
Toledo Edison Co.,
6.15%, 5/15/37	215	294,677
Virginia Electric & Power Co., Ser. B,
3.80%, 9/15/47	55	60,004

		2,481,910

Equity Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.,
3.70%, 10/15/49	385	383,887

Healthcare-Services—0.3%
UnitedHealth Group, Inc.,
3.50%, 8/15/39	175	182,879

Insurance—1.1%
Brighthouse Financial, Inc.,
4.70%, 6/22/47	120	107,577
Lincoln National Corp., 3 mo. USD-LIBOR + 2.358% (e),
4.481%, 5/17/66	255	207,085

	Principal Amount (000s)	Value
MetLife, Inc. (a)(b),
9.25%, 4/8/38	$70	$101,388
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	225	263,630

		679,680

Media—2.2%
Charter Communications Operating LLC,
5.75%, 4/1/48	110	125,606
Comcast Corp.,
2.35%, 1/15/27	375	373,552
Time Warner Cable LLC,
4.50%, 9/15/42	125	123,216
6.55%, 5/1/37	45	54,071
Walt Disney Co. (a)(b),
3.00%, 9/15/22	470	485,396
7.30%, 4/30/28	100	134,764

		1,296,605

Miscellaneous Manufacturing—3.6%
3M Co.,
3.25%, 8/26/49	82	82,410
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (d)(e),
5.00%, 1/21/21	2,185	2,074,384

		2,156,794

Oil, Gas & Consumable Fuels—3.8%
Boston Gas Co. (a)(b),
3.15%, 8/1/27	219	227,878
Cenovus Energy, Inc.,
4.25%, 4/15/27	260	270,566
Cimarex Energy Co.,
3.90%, 5/15/27	117	119,227
4.375%, 6/1/24	165	173,328
Hess Corp.,
7.125%, 3/15/33	97	121,041
NiSource, Inc.,
3.49%, 5/15/27	115	120,762
Occidental Petroleum Corp.,
4.85%, 3/15/21	1,160	1,199,723

		2,232,525

Pharmaceuticals—0.2%
CVS Health Corp.,
4.875%, 7/20/35	105	117,483

Pipelines—2.8%
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	204	219,989
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	75	103,762
Energy Transfer Operating L.P.,
6.50%, 2/1/42	120	144,691
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (e),
5.25%, 8/16/77	95	94,728
Plains All American Pipeline L.P.,
4.65%, 10/15/25	530	567,427
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (d)(e)	570	537,784

		1,668,381

Semiconductors—0.8%
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	445	460,103

Telecommunications—0.4%
AT&T, Inc.,
4.30%, 2/15/30	215	236,830

136	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value

Transportation—0.3%
United Parcel Service, Inc.,
3.40%, 9/1/49	$164	$167,215

Total Corporate Bonds & Notes (cost—$19,361,617)		19,843,254

Asset-Backed Securities—21.1%
Ally Auto Receivables Trust,
2.91%, 9/15/23 Series 2019-1, Class A3	260	263,917
3.00%, 1/17/23 Series 2018-3, Class A3	202	203,840
American Express Credit Account,
2.348%, 10/15/25	100	100,010
American Express Credit Account Master Trust, 1 mo. LIBOR + 0.380%, Series 2017-5, Class A (e),
2.408%, 2/18/25	903	905,278
BA Credit Card Trust, Series 2018-A3, Class A3,
3.10%, 12/15/23	510	521,249
BMW Vehicle Owner Trust, Series 2018-A, Class A4,
2.51%, 6/25/24	260	262,821
Carmax Auto Owner Trust, Series 2019-3, Class C,
2.60%, 6/16/25	400	404,579
Chesapeake Funding II LLC, Series 2019-2A, Class C (a)(b),
2.27%, 9/15/31	400	399,580
Citibank Credit Card Issuance Trust (e),
1 mo. LIBOR + 0.330%, 2.374%, 1/20/25 Series 2018-A2, Class A2	700	701,423
1 mo. LIBOR + 0.370%, 2.412%, 8/8/24 Series 2017-A7, Class A7	260	260,895
CNH Equipment Trust, Series 2019-B, Class A3,
2.52%, 8/15/24	280	284,221
Dryden 68 CLO Ltd., 3 mo. USD-LIBOR + 1.310%, Series 2019-68A, Class A (a)(b)(e),
3.651%, 7/15/32	515	515,181
Ford Credit Auto Owner Trust, Series 2018-A, Class A4,
3.16%, 10/15/23	298	306,197
GM Financial Automobile Leasing Trust, Series 2019-3, Class C,
2.35%, 7/20/23	400	400,198
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3,
2.18%, 4/16/24	243	244,563

	Principal Amount (000s)	Value
Honda Auto Receivables Owner Trust,
2.83%, 3/20/23 Series 2019-1, Class A3	$960	$977,222
3.07%, 11/21/24 Series 2018-3, Class A4	170	173,624
HPEFS Equipment Trust (a)(b),
2.21%, 9/20/29 Series 2019-1A, Class A3	77	77,065
2.49%, 9/20/29 Series 2019-1A, Class C	400	401,396
Hyundai Auto Receivables Trust, Series 2019-A, Class A3,
2.66%, 6/15/23	1,135	1,149,978
John Deere Owner Trust, Series 2019-B, Class A2,
2.28%, 5/16/22	360	361,275
Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3,
2.90%, 10/16/23	435	442,261
Octagon Investment Partners 30 Ltd., 3 mo. USD-LIBOR-BBA + 1.320%, Series 2017-1A, Class A1 (a)(b)(e),
3.598%, 3/17/30	276	276,344
Starwood Waypoint Homes Trust, 1 mo. LIBOR + 0.950%, Series 2017-1, Class A (a)(b)(e),
2.978%, 1/17/35	427	426,992
Toyota Auto Receivables Owner Trust,
1.91%, 9/15/23 Series 2019-C, Class A3	475	475,114
2.91%, 7/17/23 Series 2019-A, Class A3	435	442,296
Verizon Owner Trust, 1 mo. USD-LIBOR+ 0.260%, Series 2018-1A, Class A1B (a)(b)(e),
2.304%, 9/20/22	825	825,013
Volvo Financial Equipment Master Owner Trust, 1 mo. LIBOR + 0.520%, Series 2018-A, Class A (a)(b)(e),
2.548%, 7/17/23	728	729,964

Total Asset-Backed Securities
(cost—$12,470,794)		12,532,496

U.S. Treasury Obligations—15.1%
U.S. Treasury Bonds,
2.875%, 5/15/49	1,264	1,475,621
4.50%, 5/15/38	1,004	1,416,111
U.S. Treasury Notes,
1.50%, 9/30/21	1,768	1,763,994
1.50%, 9/15/22	794	792,635

	Principal Amount (000s)	Value
1.50%, 9/30/24	$1,344	$1,340,850
1.625%, 9/30/26	1,012	1,012,316
1.625%, 8/15/29	1,168	1,163,164

Total U.S. Treasury Obligations (cost—$8,948,534)		8,964,691

	Shares

Preferred Stock—1.4%

Pipelines—1.4%
Energy Transfer Operating L.P., Ser. E (d)(e)
(cost—$861,375)	34,215	867,008

Total Investments (cost—$66,958,085)—114.1%		67,849,023

Liabilities in excess of other assets (f)—(14.1)%		(8,407,767)

Net Assets—100.0%		$59,441,256

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $7,145,880, representing 12.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $7,145,880, representing 12.0% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2019.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	1	12/31/19	$100	$119	$436
U.S. Long Bond	9	12/19/19	900	1,461	(7,838)
Ultra U.S. Treasury Bond	15	12/19/19	1,500	2,879	(15,673)

					$(23,075)

Short position contracts:
2-Year U.S. Treasury Note	(13)	12/31/19	$(2,600)	$(2,802)	$1,048
10-Year U.S. Treasury Note	(3)	12/19/19	(300)	(391)	651
10-Year Ultra U.S. Treasury Bond	(6)	12/19/19	(600)	(854)	(11,044)

					$(9,345)

					$(32,420)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	137

Schedule of Investments

September 30, 2019

Credit default swaps agreements outstanding at September 30, 2019:
Centrally cleared buy protection swap agreements:
Broker (Exchange)/ Reference Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Payment Frequency	Value(2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
Anadarko Petroleum Corp.	$635	1.078%	12/20/24	(1.00)%	Quarterly	$750	$(310)	$1,060
AT&T, Inc.	1,165	0.848%	12/20/24	(1.00)%	Quarterly	(10,727)	(8,855)	(1,872)
Carnival Corp.	570	0.540%	12/20/24	(1.00)%	Quarterly	(14,194)	(13,606)	(588)
CDX.NA.HY.33	3,790	3.512%	12/20/24	(5.00)%	Quarterly	(251,571)	(245,781)	(5,790)
CVS Health Corp.	625	0.758%	12/20/24	(1.00)%	Quarterly	(8,684)	(7,089)	(1,595)
General Electric Co.	705	0.536%	6/20/21	(1.00)%	Quarterly	(6,254)	(2,667)	(3,587)
General Electric Co.	220	0.937%	6/20/23	(1.00)%	Quarterly	(887)	(2,860)	1,973
McKesson Corp.	605	1.267%	12/20/24	(1.00)%	Quarterly	5,818	—	5,818
Morgan Stanley	1,120	0.694%	12/20/24	(1.00)%	Quarterly	(18,755)	(22,254)	3,499
UnitedHealth Group, Inc.	1,165	0.354%	12/20/24	(1.00)%	Quarterly	(39,459)	(38,629)	(830)
Verizon Communications, Inc.	315	0.560%	12/20/24	(1.00)%	Quarterly	(7,390)	(7,057)	(333)

						$(351,353)	$(349,108)	$(2,245)

Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs (ICE):
CDX.NA.IG.33	$9,525	0.601%	12/20/24	1.00%	Quarterly	$192,645	$188,920	$3,725
Hess Corp.	650	1.400%	12/20/24	1.00%	Quarterly	(10,595)	(6,916)	(3,679)

						$182,050	$182,004	$46

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) At September 30, 2019, the Fund pledged $649,341 in cash as collateral for futures contracts and $383,057 in cash as collateral for swap contracts. The Fund also held U.S. Treasury Obligations valued at $1,116,964 as collateral for swap contracts. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ABS—Asset-Backed Securities

BBA—British Bankers’ Association

CDX—Credit Derivatives Index

CLO—Collateralized Loan Obligation

FRN—Floating Rate Note

ICE—Intercontinental Exchange

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

TBA—To Be Announced

138	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Emerging Markets Consumer Fund

	Shares	Value

Common Stock—96.8%

Brazil—6.0%
Ambev S.A.	60,400	$279,835
Banco Santander Brasil S.A. ADR	16,170	176,091
IRB Brasil Resseguros S.A.	38,100	345,334
JBS S.A.	50,300	396,957
Porto Seguro S.A.	47,500	673,239
Qualicorp Consultoria e Corretora de Seguros S.A.	21,800	163,174
Sul America S.A. UNIT	17,100	196,354
Tim Participacoes S.A.	46,700	133,864

		2,364,848

Canada—1.8%
Manulife Financial Corp.	39,217	719,306

China—36.5%
Alibaba Group Holding Ltd. ADR (e)	12,685	2,121,313
Autohome, Inc. ADR (e)	1,345	111,810
BYD Electronic International Co., Ltd.	195,000	291,983
China Medical System Holdings Ltd.	66,000	78,392
China Merchants Bank Co., Ltd., Class H	206,500	982,146
China Mobile Ltd.	91,000	753,821
China Vanke Co., Ltd., Class H	169,200	588,862
Geely Automobile Holdings Ltd.	100,000	169,942
Greenland Holdings Corp., Ltd., Class A	413,285	409,238
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	98,000	323,223
Hisense Home Appliances Group Co., Ltd., Class H	35,000	33,590
JD.com, Inc. ADR (e)	4,100	115,661
Kweichow Moutai Co., Ltd., Class A	3,000	483,657
Lenovo Group Ltd.	1,310,000	873,934
Longfor Group Holdings Ltd. (a)	56,000	209,147
Luye Pharma Group Ltd. (a)	365,000	260,375
Ping An Insurance Group Co. of China Ltd., Class H	172,000	1,976,918
Qudian, Inc. ADR (e)	26,000	179,140
Shimao Property Holdings Ltd.	113,500	331,474
Tencent Holdings Ltd.	70,000	2,927,952
Wuliangye Yibin Co., Ltd., Class A	11,601	211,148
Yum China Holdings, Inc.	17,200	781,396
Zhongsheng Group Holdings Ltd.	34,500	108,998

		14,324,120

Denmark—0.7%
Carlsberg A/S, Class B	1,902	281,074

Greece—0.3%
OPAP S.A.	9,331	95,988

India—7.3%
Bajaj Finance Ltd.	7,265	415,663
HDFC Bank Ltd. ADR	24,520	1,398,866
Hindustan Unilever Ltd.	17,811	499,125
Housing Development Finance Corp., Ltd.	19,345	539,962

		2,853,616

	Shares	Value

Indonesia—1.1%
Gudang Garam Tbk PT	10,200	$37,634
Indofood Sukses Makmur Tbk PT	441,300	239,286
Media Nusantara Citra Tbk PT	1,533,700	133,482

		410,402

Japan—0.3%
Astellas Pharma, Inc.	7,100	101,560

Korea (Republic of)—9.9%
Fila Korea Ltd.	2,198	106,338
Hyundai Mobis Co., Ltd.	2,623	551,992
Kia Motors Corp.	16,928	645,416
LG Electronics, Inc.	3,754	211,341
Samsung Electronics Co., Ltd.	58,115	2,379,462

		3,894,549

Mexico—3.0%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand ADR	11,665	73,489
Grupo Financiero Banorte S.A.B de C.V., Class O	146,200	787,972
Wal-Mart de Mexico S.A.B de C.V.	109,400	324,253

		1,185,714

Philippines—2.1%
Altus San Nicolas Corp. (c)(d)(e)	5,738	575
Ayala Land, Inc.	299,650	285,986
Globe Telecom, Inc.	3,005	106,100
Jollibee Foods Corp.	35,850	153,594
Megaworld Corp.	1,398,800	117,972
Robinsons Land Corp.	304,900	144,126

		808,353

Poland—0.9%
Dino Polska S.A. (a)(e)	2,654	103,935
Powszechna Kasa Oszczednosci Bank Polski S.A.	23,042	225,881

		329,816

Russian Federation—1.2%
Mobile TeleSystems PJSC ADR	59,450	481,545

Singapore—1.1%
CapitaLand Ltd.	166,700	426,114

South Africa—1.6%
Absa Group Ltd.	20,738	209,451
Mr Price Group Ltd.	17,700	185,164
Telkom S.A. SOC Ltd.	53,209	248,048

		642,663

Switzerland—1.7%
Roche Holding AG	2,339	681,034

Taiwan—6.3%
Chlitina Holding Ltd.	27,000	184,516
Chong Hong Construction Co., Ltd.	62,000	158,887
CTBC Financial Holding Co., Ltd.	307,000	203,783
Eclat Textile Co., Ltd.	7,000	93,999
First Financial Holding Co., Ltd.	1,017,447	714,468
Grape King Bio Ltd.	19,000	113,262
Lite-On Technology Corp.	104,000	165,219
Primax Electronics Ltd.	92,000	175,174

	Shares	Value
Shin Kong Financial Holding Co., Ltd.	407,724	$123,375
Taiwan Paiho Ltd.	48,000	119,680
Uni-President Enterprises Corp.	94,000	226,836
Wistron Corp.	254,000	204,985

		2,484,184

Thailand—5.9%
Advanced Info Service PCL (c)(d)	97,500	701,890
Bangkok Dusit Medical Services PCL (c)(d)	656,700	519,544
Charoen Pokphand Foods PCL (c)(d)	173,300	148,796
Home Product Center PCL (c)(d)	648,000	362,566
Land & Houses PCL (c)(d)	589,600	184,991
Thanachart Capital PCL (c)(d)	220,000	410,167

		2,327,954

Turkey—0.6%
Turkcell Iletisim Hizmetleri AS	79,660	183,413
Ulker Biskuvi Sanayi AS	17,302	60,224

		243,637

United States—8.5%
Mastercard, Inc., Class A	6,810	1,849,392
Procter & Gamble Co.	6,600	820,908
Thermo Fisher Scientific, Inc.	1,020	297,095
Visa, Inc., Class A	2,165	372,402

		3,339,797

Total Common Stock (cost—$32,930,796)		37,996,274

Preferred Stock—1.8%

Brazil—1.8%
Banco do Estado do Rio Grande do Sul S.A., Class B	41,600	225,774
Cia Brasileira de Distribuicao	4,900	94,109
Itau Unibanco Holding S.A.	47,550	400,890

Total Preferred Stock (cost—$761,716)		720,773

	Principal Amount (000s)

Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $505,005; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $517,088 including accrued interest
(cost—$505,000)	$505	505,000

Total Investments (cost—$34,197,512) (b)—99.9%		39,222,047

Other assets less liabilities—0.1%		25,600

Net Assets—100.0%		$39,247,647

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	139

Schedule of Investments

September 30, 2019

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $573,457, representing 1.5% of net assets.

(b) Securities with an aggregate value of $22,618,123, representing 57.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,328,529, representing 5.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	14.8%
Insurance	10.3%
Technology Hardware, Storage & Peripherals	9.7%
Interactive Media & Services	7.7%
Real Estate Management & Development	7.3%
Wireless Telecommunication Services	6.0%
Internet & Direct Marketing Retail	5.7%
IT Services	5.7%
Pharmaceuticals	3.7%
Household Products	3.4%
Beverages	3.2%
Food Products	2.7%
Hotels, Restaurants & Leisure	2.6%
Automobiles	2.1%
Healthcare Providers & Services	1.7%
Specialty Retail	1.7%
Consumer Finance	1.5%
Auto Components	1.4%
Thrifts & Mortgage Finance	1.4%
Food & Staples Retailing	1.3%
Textiles, Apparel & Luxury Goods	0.8%
Personal Products	0.8%
Life Sciences Tools & Services	0.8%
Communications Equipment	0.7%
Diversified Telecommunication Services	0.6%
Household Durables	0.6%
Media	0.3%
Tobacco	0.1%
Repurchase Agreements	1.3%
Other assets less liabilities	0.1%

100.0%

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value

Common Stock—92.6%

Brazil—7.3%
Cia de Saneamento Basico do Estado de Sao Paulo	5,300	$63,269
IRB Brasil Resseguros S.A.	22,800	206,656
Porto Seguro S.A.	6,900	97,797
Qualicorp Consultoria e Corretora de Seguros S.A.	28,700	214,821

		582,543

China—11.8%
China Lilang Ltd.	23,000	18,304
China National Building Material Co., Ltd., Class H	222,000	199,119
China Power International Development Ltd.	74,000	15,394
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H	16,000	52,771
Hisense Home Appliances Group Co., Ltd., Class H	64,000	61,422
Jiangsu Expressway Co., Ltd., Class H	50,000	63,491
NetDragon Websoft Holdings Ltd.	33,000	76,588
Qudian, Inc. ADR (e)	11,470	79,028
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd.	12,800	10,249
Towngas China Co., Ltd. (e)	94,495	70,878
West China Cement Ltd.	1,046,000	170,968
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	170,800	115,680

		933,892

Czech Republic—0.5%
Philip Morris CR AS	65	37,522

Greece—1.1%
Hellenic Petroleum S.A.	2,062	18,792
Motor Oil Hellas Corinth Refineries S.A.	2,869	66,953

		85,745

Hong Kong—0.7%
K Wah International Holdings Ltd.	110,197	58,208

India—11.9%
Bajaj Holdings & Investment Ltd.	341	17,246
Balrampur Chini Mills Ltd.	21,399	47,039
Bata India Ltd.	11,209	272,409
DCM Shriram Ltd.	11,149	63,763
Manappuram Finance Ltd.	30,592	60,786
Mphasis Ltd.	6,022	81,108
NIIT Technologies Ltd. (e)	2,907	57,247
Oil India Ltd.	22,296	45,973
Oriental Bank of Commerce (e)	35,379	30,012
PVR Ltd.	4,963	129,317
REC Ltd.	25,213	43,815
SRF Ltd.	1,579	61,207
Strides Pharma Science Ltd.	7,213	31,356

		941,278

Indonesia—1.8%
Bukit Asam Tbk PT	83,300	13,267
Media Nusantara Citra Tbk PT	711,200	61,898
Wijaya Karya Persero Tbk PT	510,600	69,229

		144,394

	Shares	Value

Korea (Republic of)—9.6%
Cheil Worldwide, Inc.	7,687	$159,376
Daelim Industrial Co., Ltd.	610	53,009
Fila Korea Ltd.	2,452	118,627
Hyosung Corp.	2,181	152,845
LF Corp.	2,278	38,481
Macquarie Korea Infrastructure Fund	10,232	100,511
Partron Co., Ltd.	6,580	70,322
SK Networks Co., Ltd.	8,540	39,668
Unid Co., Ltd.	762	29,215

		762,054

Malaysia—0.9%
Pentamaster Corp. Bhd. (e)	68,650	72,820

Mexico—4.3%
Fibra Uno Administracion S.A. de C.V. REIT	137,000	200,703
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	8,800	84,932
Qualitas Controladora S.A.B. de C.V.	15,800	56,382

		342,017

Poland—1.0%
Dino Polska S.A. (a)(e)	1,417	55,492
Energa S.A. (e)	15,754	25,134

		80,626

Russian Federation—1.3%
Magnitogorsk Iron & Steel Works PJSC GDR	8,909	69,045
PIK Group PJSC (c)(d)	5,978	36,894

		105,939

South Africa—5.9%
Gold Fields Ltd. ADR	29,690	146,075
Impala Platinum Holdings Ltd. (e)	32,352	203,579
Telkom S.A. SOC Ltd.	24,801	115,616

		465,270

Taiwan—24.6%
Accton Technology Corp.	26,000	136,954
Aten International Co., Ltd.	13,000	35,998
BenQ Materials Corp.	103,000	66,262
Bioteque Corp.	31,000	126,701
Chipbond Technology Corp.	72,000	133,254
Darfon Electronics Corp.	13,000	16,510
Farglory Land Development Co., Ltd.	15,000	17,676
Formosa Advanced Technologies Co., Ltd.	15,000	16,469
Greatek Electronics, Inc.	12,000	16,612
Huaku Development Co., Ltd.	23,000	59,313
ITE Technology, Inc.	34,000	42,850
Lite-On Technology Corp.	141,000	223,998
Novatek Microelectronics Corp.	25,000	143,469
Radiant Opto-Electronics Corp.	51,000	194,778
Sercomm Corp.	70,000	178,207
Shinkong Synthetic Fibers Corp.	61,000	22,384
Syncmold Enterprise Corp.	37,250	92,215
Taiwan Surface Mounting Technology Corp.	46,000	108,939
Tripod Technology Corp.	52,000	186,951
Zhen Ding Technology Holding Ltd.	37,000	132,441

		1,951,981

140	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value

Thailand—6.3%
Carabao Group PCL (c)(d)	43,100	$115,005
Home Product Center PCL (c)(d)	51,300	28,703
KGI Securities Thailand PCL (c)(d)	111,400	16,395
Quality Houses PCL (c)(d)	1,288,300	111,286
Ratch Group PCL (c)(d)	46,400	108,405
Thanachart Capital PCL (c)(d)	62,700	116,898

		496,692

Turkey—3.6%
Anadolu Cam Sanayii AS	44,142	24,290
Soda Sanayii AS	116,970	122,378
Trakya Cam Sanayii AS	149,028	78,272
Vestel Elektronik Sanayi ve Ticaret AS (e)	31,970	56,625

		281,565

Total Common Stock (cost—$6,508,235)		7,342,546

Preferred Stock—7.5%

Brazil—4.7%
Azul S.A. (e)	4,400	52,642
Banco do Estado do Rio Grande do Sul S.A., Class B	4,600	24,965
Cia de Transmissao de Energia Eletrica Paulista	32,400	192,609
Cia Paranaense de Energia	8,600	102,684

		372,900

Russian Federation—2.8%
Surgutneftegas PJSC (c)(d)	381,664	221,365

Total Preferred Stock (cost—$479,037)		594,265

	Principal Amount (000s)

Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $276,003; collateralized by U.S. Treasury Notes, 2.375%, due 5/15/27, valued at $281,706 including accrued interest
(cost—$276,000)	$276	276,000

Total Investments (cost—$7,263,272) (b)—103.6%		8,212,811

Liabilities in excess of other assets—(3.6)%		(282,626)

Net Assets—100.0%		$7,930,185

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $55,492, representing 0.7% of net assets.

(b) Securities with an aggregate value of $5,211,735, representing 65.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(c) Fair-Valued—Securities with an aggregate value of $754,951, representing 9.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	8.3%
Electronic Equipment, Instruments & Components	6.9%
Chemicals	5.7%
Textiles, Apparel & Luxury Goods	5.6%
Metals & Mining	5.3%
Construction Materials	4.7%
Oil, Gas & Consumable Fuels	4.6%
Insurance	4.5%
Airlines	4.1%
Electric Utilities	4.0%
Communications Equipment	4.0%
Technology Hardware, Storage & Peripherals	3.5%
Media	2.8%
Healthcare Providers & Services	2.7%
Entertainment	2.6%
Equity Real Estate Investment Trusts (REITs)	2.5%
Machinery	2.4%
Banks	2.2%
Transportation Infrastructure	1.9%
Consumer Finance	1.8%
Real Estate Management & Development	1.7%
Healthcare Equipment & Supplies	1.6%
Construction & Engineering	1.5%
Household Durables	1.5%
Diversified Telecommunication Services	1.4%
Beverages	1.4%
Capital Markets	1.3%
Pharmaceuticals	1.2%
Computers	1.0%
Building Products	1.0%
Gas Utilities	0.9%
Water Utilities	0.8%
Diversified Financial Services	0.8%
IT Services	0.7%
Food & Staples Retailing	0.7%
Food Products	0.6%
Trading Companies & Distributors	0.5%
Tobacco	0.5%
Specialty Retail	0.4%
Containers & Packaging	0.3%
Independent Power Producers & Energy Traders	0.2%
Repurchase Agreements	3.5%
Liabilities in excess of other assets	(3.6)%

100.0%

AllianzGI Emerging Markets SRI Debt Fund

	Principal Amount (000s)	Value

Sovereign Debt Obligations—91.8%

Argentina—1.9%
Argentine Republic Government International Bond,
6.875%, 1/11/48	$400	$170,068
7.50%, 4/22/26	500	220,902

		390,970

Azerbaijan—3.3%
Republic of Azerbaijan International Bond,
3.50%, 9/1/32	700	679,670

Belarus—2.1%
Republic of Belarus International Bond (a)(b),
6.20%, 2/28/30	400	422,199

Brazil—7.5%
Brazilian Government International Bond,
2.625%, 1/5/23	950	951,259
5.625%, 2/21/47	500	560,844

		1,512,103

Colombia—8.0%
Colombia Government International Bond,
3.875%, 4/25/27	1,300	1,380,464
5.00%, 6/15/45	200	234,395

		1,614,859

Costa Rica—1.0%
Costa Rica Government International Bond,
4.25%, 1/26/23	200	196,399

Dominican Republic—4.8%
Dominican Republic International Bond,
5.95%, 1/25/27	700	758,225
6.50%, 2/15/48	200	215,472

		973,697

Ecuador—2.7%
Ecuador Government International Bond,
7.875%, 1/23/28	300	284,553
9.50%, 3/27/30 (a)(b)	250	253,344

		537,897

Egypt—2.4%
Egypt Government International Bond,
8.50%, 1/31/47	450	478,035

El Salvador—4.6%
El Salvador Government International Bond,
6.375%, 1/18/27	750	780,738
7.125%, 1/20/50 (a)(b)	150	153,497

		934,235

Hungary—3.0%
Hungary Government International Bond,
5.375%, 3/25/24	400	452,359
7.625%, 3/29/41	100	166,453

		618,812

Indonesia—4.2%
Indonesia Government International Bond,
3.50%, 1/11/28	200	207,122
4.625%, 4/15/43	300	334,938
Indonesia Government International Bond,
5.25%, 1/8/47	250	305,783

		847,843

Jamaica—2.5%
Jamaica Government International Bond,
6.75%, 4/28/28	425	506,177

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	141

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value

Jordan—2.0%
Jordan Government International Bond,
5.75%, 1/31/27	$400	$410,757

Kazakhstan—5.8%
Kazakhstan Government International Bond,
4.875%, 10/14/44	500	603,460
5.125%, 7/21/25	500	567,065

		1,170,525

Kenya—1.0%
Kenya Government International Bond (a)(b),
8.00%, 5/22/32	200	210,049

Korea (Republic of)—1.0%
Korea International Bond,
2.50%, 6/19/29	200	204,823

Malaysia—1.3%
Malaysia Sukuk Global Bhd,
3.179%, 4/27/26	250	261,994

Panama—7.0%
Panama Government International Bond,
3.16%, 1/23/30	950	982,062
3.87%, 7/23/60	400	433,764

		1,415,826

Paraguay—1.1%
Paraguay Government International Bond,
5.40%, 3/30/50	200	226,925

Philippines—2.6%
Philippine Government International Bond,
3.95%, 1/20/40	450	532,221

Poland—3.6%
Republic of Poland Government International Bond,
3.00%, 3/17/23	250	258,619
3.25%, 4/6/26	450	478,969

		737,588

	Principal Amount (000s)	Value

Romania—0.3%
Romanian Government International Bond,
6.125%, 1/22/44	$50	$65,533

Russian Federation—2.0%
Russian Federal Bond—OFZ,
7.05%, 1/19/28	RUB26,150	408,881

South Africa—3.1%
Republic of South Africa Government International Bond,
4.30%, 10/12/28	$450	435,559
5.75%, 9/30/49	200	199,181

		634,740

Ukraine—4.7%
Ukraine Government International Bond,
7.75%, 9/1/21	200	208,673
7.75%, 9/1/23	200	211,190
7.75%, 9/1/23 (a)(b)	400	422,380
7.75%, 9/1/27	100	104,635

		946,878

Uruguay—6.9%
Uruguay Government International Bond,
4.375%, 10/27/27	600	659,746
4.375%, 1/23/31	660	730,585

		1,390,331

Vietnam—1.4%
Vietnam Government International Bond,
4.80%, 11/19/24	250	274,474

Total Sovereign Debt Obligations (cost—$18,175,518)		18,604,441

Corporate Bonds & Notes—5.4%

Chile—1.6%
Corp. Nacional del Cobre de Chile,
3.625%, 8/1/27	300	315,632

	Principal Amount (000s)	Value

Mexico—3.8%
Petroleos Mexicanos (a)(b),
6.84%, 1/23/30	$750	$777,105

Total Corporate Bonds & Notes (cost—$1,045,663)		1,092,737

Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $770,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $785,576 including accrued interest
(cost—$770,000)	770	770,000

Total Investments (cost—$19,991,181)—101.0%		20,467,178

Liabilities in excess of other assets (c)—(1.0)%		(192,870)

Net Assets—100.0%		$20,274,308

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,238,574, representing 11.04% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,238,574, representing 11.04% of net assets.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Long position contracts:
U.S. Ultra Treasury Bond	5	12/19/19	$500	$960	$(5,094)

Short position contracts:
10-Year U.S. Treasury Note	(7)	12/19/19	$(700)	$(912)	$(2,547)

					$(7,641)

Forward foreign currency contracts outstanding at September 30, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Purchased:
182,160 Euro Currency settling 12/10/19	State Street Bank and Trust Co.	$200,000	$199,579	$—	$(421)
21,506,838 Japanese Yen settling 12/10/19	State Street Bank and Trust Co.	199,999	199,843	—	(156)
680,000 Polish Zloty settling 10/16/19	JPMorgan Chase	181,444	169,600	—	(11,844)

Sold:
693,000 Polish Zloty settling 10/16/19	State Street Bank and Trust Co.	182,364	172,842	9,522	—
27,055,066 Russian Ruble settling 10/16/19	State Street Bank and Trust Co.	420,338	416,423	3,915	—
1,400,000 Singapore Dollar settling 10/16/19	State Street Bank and Trust Co.	1,012,888	1,013,064	—	(176)

				$13,437	$(12,597)

(d) At September 30, 2019, the Fund pledged $14,593 in cash as collateral for futures contracts.

142	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Glossary:

RUB—Russian Ruble

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	91.8%
Oil, Gas & Consumable Fuels	3.8%
Mining	1.6%
Repurchase Agreements	3.8%
Liabilities in excess of other assets	(1.0)%

100.0%

AllianzGI Floating Rate Note Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—82.1%

Auto Manufacturers—2.6%
Daimler Finance North America LLC, 3 mo. LIBOR + 0.840% (a)(b)(c),
3.127%, 5/4/23	$250	$250,342
General Motors Financial Co., Inc., 3 mo. LIBOR + 1.310% (c),
3.414%, 6/30/22	100	100,120

		350,462

Banks—41.4%
AIB Group PLC,
1.25%, 5/28/24	€100	111,431
ASB Bank Ltd., 3 mo. LIBOR + 0.970% (a)(b)(c),
3.089%, 6/14/23	$200	201,675
Banco Santander S.A, 3 mo. EURIBOR + 1.000% (c),
0.647%, 1/5/23	€200	219,831
Bank of America Corp. (c),
3 mo. LIBOR + 0.760%, 2.879%, 9/15/26	$200	195,712
3 mo. LIBOR + 0.960%, 3.219%, 7/23/24	40	40,345
Bank of New York Mellon Corp., 3 mo. LIBOR + 1.050% (c),
3.316%, 10/30/23	200	204,340
Banque Federative du Credit Mutuel S.A., 3 mo. LIBOR + 0.960% (c),
3.238%, 7/20/23	200	201,694
BPCE S.A., 3 mo. LIBOR + 1.240% (c),
3.372%, 9/12/23	250	252,389
CIT Group, Inc.,
5.00%, 8/1/23	50	53,437
Citigroup, Inc., 3 mo. LIBOR + 1.430% (c),
3.568%, 9/1/23	250	256,057
Cooperatieve Rabobank UA, 3 mo. LIBOR + 0.860% (a)(b)(c),
2.973%, 9/26/23	250	250,429
Credit Agricole S.A., 3 mo. LIBOR + 1.020% (a)(b)(c),
3.303%, 4/24/23	250	251,485
Goldman Sachs Group, Inc., 3 mo. EURIBOR + 0.620% (c),
0.217%, 9/26/23	€200	218,626
HSBC Holdings PLC, 3 mo. EURIBOR + 0.500% (c),
0.147%, 10/5/23	200	217,771
Industrial & Commercial Bank of China Ltd., 3 mo. LIBOR + 0.850% (c),
3.172%, 4/16/23	$250	250,718
ING Groep NV, 3 mo. LIBOR + 1.000% (c),
3.085%, 10/2/23	250	251,391
JPMorgan Chase & Co. (c),
3 mo. LIBOR + 0.890%, 3.149%, 7/23/24	40	40,191
3 mo. LIBOR + 1.230%, 3.513%, 10/24/23	200	203,223
KBC Group NV, 3 mo. EURIBOR + 0.550% (c),
0.132%, 11/24/22	€200	219,690
Mizuho Financial Group, Inc., 3 mo. EURIBOR + 0.500% (c),
0.144%, 4/10/23	200	218,829
Morgan Stanley, 3 mo. LIBOR + 1.400% (c),
3.683%, 10/24/23	$200	203,727
Nordea Bank Abp, 3 mo. LIBOR + 0.940% (a)(b)(c),
3.064%, 8/30/23	200	198,835
QNB Finance Ltd., 3 mo. LIBOR + 1.300% (c),
3.432%, 3/12/24	200	201,255
Royal Bank of Scotland Group PLC, 3 mo. LIBOR + 1.470% (c),
3.628%, 5/15/23	200	200,675

	Principal Amount (000s)	Value
Santander UK Group Holdings PLC, 3 mo. EURIBOR + 0.850% (c),
0.44%, 3/27/24	€100	$108,177
Standard Chartered PLC, 3 mo. LIBOR + 1.200% (a)(b)(c),
3.334%, 9/10/22	$200	201,285
Sumitomo Mitsui Financial Group, Inc., 3 mo. LIBOR + 0.800% (c),
3.122%, 10/16/23	200	200,470
UBS Group Funding Switzerland AG, 3 mo. LIBOR + 0.950% (c),
3.108%, 8/15/23	250	251,427
Wells Fargo & Co. (c),
3 mo. LIBOR + 1.110%, 3.393%, 1/24/23	40	40,428
3 mo. LIBOR + 1.230%, 3.486%, 10/31/23	200	203,218

		5,668,761

Chemicals—1.5%
DuPont de Nemours, Inc., 3 mo. LIBOR + 1.110% (c),
3.268%, 11/15/23	200	201,930

Commercial Services—0.8%
IHS Markit Ltd. (a)(b),
5.00%, 11/1/22	100	106,750

Computers—1.1%
Hewlett Packard Enterprise Co., 3 mo. LIBOR + 0.680% (c),
2.807%, 3/12/21	100	100,234
Seagate HDD Cayman,
4.875%, 3/1/24	50	52,559

		152,793

Consumer Products—0.4%
First Quality Finance Co., Inc. (a)(b),
4.625%, 5/15/21	50	50,125

Containers & Packaging—2.0%
Ball Corp.,
4.00%, 11/15/23	50	52,437
Crown European Holdings S.A,
4.00%, 7/15/22	€100	119,208
Reynolds Group Issuer, Inc. (a)(b),
5.125%, 7/15/23	$50	51,313
3 mo. LIBOR + 3.500%, 5.803%, 7/15/21 (c)	50	50,188

		273,146

Diversified Financial Services—5.2%
American Express Co., 3 mo. LIBOR + 0.750% (c),
3.037%, 8/3/23	200	201,012
Capital One Financial Corp., 3 mo. LIBOR + 0.720% (c),
2.986%, 1/30/23	100	99,574
ICBCIL Finance Co., Ltd., 3 mo. LIBOR + 0.950% (c),
3.108%, 5/15/21	200	199,969
International Lease Finance Corp.,
5.875%, 8/15/22	100	109,621
Synchrony Financial,
2.85%, 7/25/22	100	100,884

		711,060

Electric Utilities—3.5%
Edison International,
2.95%, 3/15/23	100	100,136
NextEra Energy Operating Partners L.P. (a)(b),
4.25%, 9/15/24	50	51,750
Perusahaan Listrik Negara PT,
5.50%, 11/22/21	200	212,439
Sempra Energy, 3 mo. LIBOR + 0.450% (c),
2.569%, 3/15/21	110	109,736

		474,061

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	143

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value

Energy-Alternate Sources—0.4%
TerraForm Power Operating LLC (a)(b),
4.25%, 1/31/23	$50	$51,250

Equity Real Estate Investment Trusts (REITs)—1.0%
Digital Stout Holding LLC,
4.75%, 10/13/23	£100	138,045

Food & Beverage—0.9%
Albertsons Cos., Inc.,
6.625%, 6/15/24	$50	52,625
Tesco PLC,
6.125%, 2/24/22	£50	68,448

		121,073

Healthcare-Products—2.3%
Becton Dickinson and Co., 3 mo. LIBOR + 1.030% (c),
3.142%, 6/6/22	$100	100,450
DH Europe Finance S.A., 3 mo. EURIBOR + 0.300% (c),
zero coupon, 6/30/22	€200	218,035

		318,485

Healthcare-Services—1.1%
Centene Corp.,
4.75%, 5/15/22	$50	51,197
HCA, Inc.,
7.50%, 2/15/22	50	55,540
Universal Health Services, Inc. (a)(b),
4.75%, 8/1/22	50	50,622

		157,359

Home Builders—0.8%
Lennar Corp.,
4.50%, 4/30/24	100	105,600

Insurance—1.5%
Allstate Corp., 3 mo. LIBOR + 0.630% (c),
2.734%, 3/29/23	200	200,283

Internet—0.3%
Expedia Group, Inc.,
4.50%, 8/15/24	33	35,797

Lodging—0.4%
MGM Resorts International,
6.625%, 12/15/21	50	54,350

Machinery-Construction & Mining—1.5%
Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.510% (c),
2.668%, 5/15/23	200	199,994

Machinery-Diversified—0.4%
John Deere Capital Corp., 3 mo. LIBOR + 0.550% (c),
2.652%, 6/7/23	50	50,247

Media—1.1%
Charter Communications Operating LLC, 3 mo. LIBOR + 1.650% (c),
3.903%, 2/1/24	100	102,280
Sirius XM Radio, Inc. (a)(b),
4.625%, 7/15/24	50	51,967

		154,247

Miscellaneous Manufacturing—1.4%
General Electric Co., 3 mo. LIBOR + 1.000% (c),
3.303%, 4/15/23	200	196,998

Oil, Gas & Consumable Fuels—0.4%
Sunoco L.P.,
4.875%, 1/15/23	50	51,438

Pharmaceuticals—0.7%
Cigna Corp., 3 mo. LIBOR + 0.890% (c),
3.193%, 7/15/23	100	100,230

	Principal Amount (000s)	Value

Pipelines—3.0%
DCP Midstream Operating L.P.,
3.875%, 3/15/23	$50	$50,688
Energy Transfer Operating L.P.,
4.25%, 3/15/23	100	104,532
Kinder Morgan, Inc., 3 mo. LIBOR + 1.280% (c),
3.583%, 1/15/23	100	100,991
MPLX L.P., 3 mo. LIBOR + 1.100% (c),
3.202%, 9/9/22	100	100,387
NGPL PipeCo LLC (a)(b),
4.375%, 8/15/22	50	51,877

		408,475

Real Estate—0.8%
Vonovia Finance BV, 3 mo. EURIBOR + 0.450% (c),
0.054%, 12/22/22	€100	108,963

Retail—1.1%
1011778 BC ULC (a)(b),
4.25%, 5/15/24	$50	51,560
Dollar Tree, Inc.,
3.70%, 5/15/23	100	103,697

		155,257

Software—0.8%
Fidelity National Information Services, Inc.,
0.75%, 5/21/23	€100	111,422

Telecommunications—2.3%
AT&T, Inc., 3 mo. EURIBOR + 0.850% (c),
0.414%, 9/5/23	100	110,562
Verizon Communications, Inc., 3 mo. LIBOR + 1.100% (c),
3.258%, 5/15/25	$200	203,318

		313,880

Transportation—1.4%
Aviation Capital Group LLC, 3 mo. LIBOR + 0.670% (a)(b)(c),
2.936%, 7/30/21	200	199,576

Total Corporate Bonds & Notes (cost—$11,209,900)		11,222,057

Mortgage-Backed Securities (c)— 9.6%
280 Park Avenue Mortgage Trust, 1 mo. LIBOR + 0.880%, Series 2017-280P, Class A (b),
2.908%, 9/15/34	200	200,435
BHMS, 1 mo. LIBOR + 1.250%, Series 2018-ATLS, Class A (a)(b),
3.278%, 7/15/35	100	100,165
BX Commercial Mortgage Trust (a)(b),
1 mo. LIBOR + 0.671%, 2.699%, 3/15/37, Series 2018-BIOA, Class A	150	149,943
1 mo. LIBOR + 0.750%, 2.778%, 11/15/35, Series 2018-IND, Class A	157	157,207
1 mo. LIBOR + 0.900%, 2.928%, 11/15/35, Series 2018-IND, Class B	79	78,554
BX Trust, 1 mo. LIBOR + 0.800%, Series 2018-BILT, Class A (a)(b),
2.828%, 5/15/30	100	99,780
CGDBB Commercial Mortgage Trust, 1 mo. LIBOR + 0.790%, Series 2017-BIOC, Class A (b),
2.818%, 7/15/32	100	100,091
DBCG Mortgage Trust, 1 mo. LIBOR + 0.700%, Series 2017-BBG, Class A (a)(b),
2.728%, 6/15/34	200	199,738
Dutch Property Finance BV, 3 mo. EURIBOR + 0.680%, Series 2017-1, Class A,
0.302%, 1/28/48	€139	151,565

	Principal Amount (000s)	Value
Motel 6 Trust, 1 mo. LIBOR + 0.920%, Series 2017-MTL6, Class A (b),
2.948%, 8/15/34	$84	$84,160

Total Mortgage-Backed Securities (cost—$1,333,816)		1,321,638

Asset-Backed Securities (b)— 5.1%
DB Master Finance LLC, Series 2019-1A Class A2I (a),
3.787%, 5/20/49	100	103,006
Domino’s Pizza Master Issuer LLC, 3 mo. LIBOR + 1.250%, Series 2017-1A Class A2I (a)(c),
3.525%, 7/25/47	98	98,233
Invitation Homes Trust (a)(c),
1 mo. LIBOR + 0.850%, 2.875%, 12/17/36, Series 2017-SFR2, Class A	94	94,432
1 mo. LIBOR + 0.900%, 2.928%, 6/17/37, Series 2018-SFR2, Class A	91	91,190
Taco Bell Funding LLC, Series 2018-1A Class A2I (a),
4.318%, 11/25/48	99	102,923
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2,
4.072%, 2/16/43	197	204,761

Total Asset-Backed Securities (cost—$683,351)		694,545

Sovereign Debt Obligations—2.3%

Colombia—1.5%
Colombia Government International Bond,
2.625%, 3/15/23	200	200,990

Dominican Republic—0.8%
Dominican Republic International Bond,
6.60%, 1/28/24	100	110,038

Total Sovereign Debt Obligations (cost—$300,683)		311,028

U.S. Government Agency Securities—0.3%
Fannie Mae, MBS, 1 mo. USD-LIBOR-BBA + 3.000%, Series 2014-C03, Class 1M2, CMO (c), 5.018%, 7/25/24
(cost—$42,130)	40	41,665

Total Investments (cost—$13,569,880)—99.4%		13,590,933

Other assets less liabilities (d)—0.6%		81,464

Net Assets—100.0%		$13,672,397

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $3,396,200, representing 24.8% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $3,985,647, representing 29.2% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

144	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	3	12/31/19		$600	$647	$(914)

Short position contracts:
5-Year U.S. Treasury Note	(15)	12/31/19		$(1,500)	$(1,787)	$5,039
Euro-Bobl	(1)	12/6/19	EU	R(100)	(148)	1,112
Euro-Schatz	(6)	12/6/19		(600)	(735)	2,289

						$8,440

						$7,526

Forward foreign currency contracts outstanding at September 30, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Purchased:
200,967 Euro settling 12/10/19	Citibank N.A.	$222,655	$220,184	$—	$(2,471)

Sold:
163,267 British Pound settling 12/10/19	Citibank N.A.	201,347	201,301	46	—
2,129,226 Euro settling 12/10/19	Citibank N.A.	2,365,610	2,332,831	32,779	—

				$32,825	$(2,471)

(e) At September 30, 2019, the Fund pledged $14,160 in cash as collateral for futures contracts.

Glossary:

BBA—British Bankers’ Association

£—British Pound

CMO—Collateralized Mortgage Obligation

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	145

Schedule of Investments

September 30, 2019

AllianzGI Global Dynamic Allocation Fund

	Shares	Value

Common Stock—29.0%

Australia—0.5%
Aristocrat Leisure Ltd.	1,621	$33,514
BHP Group Ltd.	2,850	70,425
Bingo Industries Ltd.	15,580	23,248
BlueScope Steel Ltd.	2,355	19,128
Bravura Solutions Ltd.	4,226	11,842
Brickworks Ltd.	1,877	22,379
Computershare Ltd.	2,095	22,902
CSL Ltd.	516	81,586
Flight Centre Travel Group Ltd.	801	25,728
Macquarie Group Ltd.	757	67,102
National Australia Bank Ltd.	3,105	62,256
Newcrest Mining Ltd.	2,442	56,351
Regis Resources Ltd.	7,776	25,655
Rio Tinto Ltd.	540	33,823
Saracen Mineral Holdings Ltd. (k)	10,262	23,847
Silver Lake Resources Ltd. (k)	10,754	6,770
Sonic Healthcare Ltd.	1,680	31,855
St. Barbara Ltd.	6,297	12,300
Stockland REIT	800	2,457
Telstra Corp. Ltd.	20,673	49,005
Vicinity Centres REIT	1,738	3,015
Westpac Banking Corp.	3,352	66,948

		752,136

Austria—0.1%
Erste Group Bank AG	839	27,729
EVN AG	856	15,059
Flughafen Wien AG	322	13,459
OMV AG	596	31,945
Raiffeisen Bank International AG	734	17,023
Telekom Austria AG (k)	987	7,175
voestalpine AG	739	16,991

		129,381

Belgium—0.1%
Ageas	606	33,594
Elia System Operator S.A.	431	35,232
Proximus SADP	1,497	44,482

		113,308

Bermuda—0.1%
Arch Capital Group Ltd. (k)	1,038	43,575
Bank of NT Butterfield & Son Ltd.	441	13,071
RenaissanceRe Holdings Ltd.	474	91,696

		148,342

Brazil—0.1%
Banco Bradesco S.A.	2,800	21,059
Banco do Brasil S.A.	3,900	42,699
JBS S.A.	5,600	44,194
LOG Commercial Properties e Participacoes S.A.	1,125	6,566
Petroleo Brasileiro S.A.	4,000	29,026
Smiles Fidelidade S.A.	1,200	10,975
Suzano S.A.	2,152	17,428
Vale S.A.	45	517

		172,464

Canada—0.9%
Aecon Group, Inc.	489	6,732
Artis Real Estate Investment Trust REIT	523	4,966
Bank of Nova Scotia	1,664	94,513
Bausch Health Cos., Inc. (k)	1,184	25,828
Baytex Energy Corp. (k)	1,346	1,991
Bonavista Energy Corp.	3,032	1,396
BRP, Inc.	813	31,634
Canadian Apartment Properties REIT	494	20,310

	Shares	Value
Canadian Imperial Bank of Commerce	774	$63,861
Canfor Pulp Products, Inc.	534	3,914
Cogeco Communications, Inc.	867	69,872
Crescent Point Energy Corp.	346	1,474
Dream Global Real Estate Investment Trust REIT	3,213	40,307
ECN Capital Corp.	1,240	4,277
Emera, Inc.	823	36,129
Empire Co., Ltd., Class A	793	21,470
Exchange Income Corp.	529	16,539
Fairfax Financial Holdings Ltd.	161	70,970
Genworth MI Canada, Inc.	326	12,943
George Weston Ltd.	1,124	94,562
Husky Energy, Inc.	1,937	13,626
IA Financial Corp., Inc.	564	25,666
InterRent Real Estate Investment Trust REIT	1,332	16,448
Killam Apartment Real Estate Investment Trust REIT	1,091	16,495
Magellan Aerospace Corp.	1,336	15,015
Magna International, Inc.	524	27,931
Manulife Financial Corp.	2,286	41,929
Martinrea International, Inc.	2,322	20,015
Methanex Corp.	454	16,109
National Bank of Canada	666	33,138
Northview Apartment Real Estate Investment Trust REIT	668	14,531
Nutrien Ltd.	1,265	63,019
Power Corp. of Canada	821	18,913
Restaurant Brands International, Inc.	1,180	83,945
Restaurant Brands International, Inc.	710	50,483
Royal Bank of Canada	1,446	117,298
Suncor Energy, Inc.	2,090	65,925
Teck Resources Ltd., Class B	1,241	20,121
Toronto-Dominion Bank	1,223	71,311
Transcontinental, Inc., Class A	2,380	27,809
Valener, Inc.	210	4,120

		1,387,535

Chile—0.0%
Banco Santander Chile	212,025	14,938
Empresas CMPC S.A.	8,295	19,290
Itau CorpBanca	2,815,502	21,318

		55,546

China—1.0%
58.com, Inc. ADR (k)	463	22,831
AAC Technologies Holdings, Inc.	3,400	17,937
Agile Group Holdings Ltd.	13,091	15,902
Agricultural Bank of China Ltd., Class H	48,000	18,797
Alibaba Group Holding Ltd. ADR (k)	1,053	176,093
Anhui Conch Cement Co., Ltd., Class H	3,500	20,770
Autohome, Inc. ADR (k)	391	32,504
Baidu, Inc. ADR (k)	267	27,437
Bank of China Ltd., Class H	115,000	45,100
Bank of Communications Co., Ltd., Class H	22,039	14,386
Beijing Enterprises Holdings Ltd.	5,000	23,006
BOC Aviation Ltd. (b)	8,400	77,524
China CITIC Bank Corp., Ltd., Class H	52,000	27,725
China Communications Services Corp., Ltd., Class H	34,000	19,275

	Shares	Value
China Construction Bank Corp., Class H	147,064	$112,057
China Dongxiang Group Co., Ltd.	43,117	4,622
China Everbright Greentech Ltd. (b)	32,000	18,619
China Lumena New Materials Corp. (d)(f)(k)	1,772	34
China Mobile Ltd.	10,000	82,838
China SCE Group Holdings Ltd.	63,000	29,033
China Shenhua Energy Co., Ltd., Class H	14,500	29,111
China Water Affairs Group Ltd.	10,000	7,772
China Yuchai International Ltd.	992	12,846
China Zhongwang Holdings Ltd.	41,200	16,768
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	3,454
CIFI Holdings Group Co., Ltd.	64,000	37,403
CITIC Ltd.	13,000	16,410
Country Garden Holdings Co., Ltd.	16,000	20,265
Country Garden Services Holdings Co., Ltd.	5,172	14,916
CSPC Pharmaceutical Group Ltd.	12,000	24,082
EVA Precision Industrial Holdings Ltd.	20,236	1,665
Fosun International Ltd.	11,500	14,234
Golden Eagle Retail Group Ltd.	6,000	6,522
Guangzhou Automobile Group Co., Ltd., Class H	16,809	16,087
Guangzhou R&F Properties Co., Ltd., Class H	2,881	4,362
Industrial & Commercial Bank of China Ltd., Class H	86,000	57,614
Jiangsu Expressway Co., Ltd., Class H	5,189	6,589
Ju Teng International Holdings Ltd.	4,744	1,114
Kingboard Holdings Ltd.	5,000	13,247
Lenovo Group Ltd.	70,000	46,699
Postal Savings Bank of China Co., Ltd., Class H (b)	22,000	13,419
Shanghai Industrial Holdings Ltd.	9,000	16,768
Shenzhen Expressway Co., Ltd., Class H	29,700	38,734
Shenzhen Investment Holdings Bay Area Development Co., Ltd.	30,000	14,731
Sinotrans Ltd., Class H	45,000	14,105
Sinotruk Hong Kong Ltd.	11,500	17,056
SSY Group Ltd.	22,000	17,376
Tencent Holdings Ltd.	4,681	195,796
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	2,478
Uni-President China Holdings Ltd.	20,000	21,578
Yuexiu Real Estate Investment Trust REIT	13,000	8,326
Yuzhou Properties Co., Ltd.	79,088	31,487

		1,529,504

Colombia—0.0%
Bancolombia S.A.	2,967	33,677
Corp. Financiera Colombiana S.A. (k)	346	2,788

		36,465

Czech Republic—0.1%
CEZ AS	2,618	57,830
Moneta Money Bank AS (b)	6,630	20,432
O2 Czech Republic AS	2,387	21,587
Philip Morris CR AS	31	17,895

		117,744

146	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value

Denmark—0.1%
Demant A/S (k)	1,280	$32,768
Netcompany Group A/S (b)(k)	413	16,466
Royal Unibrew A/S	168	13,841
Solar A/S, Class B	111	4,667
Spar Nord Bank A/S	377	3,396
Topdanmark A/S	384	18,536
Tryg A/S	1,756	50,310

		139,984

Finland—0.1%
Cramo Oyj	1,938	20,743
DNA Oyj	565	12,861
Elisa Oyj	724	37,326
Finnair Oyj	2,810	19,642
Metsa Board Oyj	429	2,549
Neste Oyj	1,601	52,968
Oriola Oyj, Class B	700	1,591
Outokumpu Oyj	5,805	15,288
Stora Enso Oyj, Class R	1,506	18,123
UPM-Kymmene Oyj	1,322	39,037

		220,128

France—0.9%
Aeroports de Paris	148	26,325
APERAM S.A.	51	1,240
ArcelorMittal	1,371	19,288
AXA S.A.	2,255	57,579
BNP Paribas S.A.	1,234	59,993
Boiron S.A.	31	1,098
Cegereal S.A. REIT	499	22,517
Cie de Saint-Gobain	1,051	41,191
Cie Generale des Etablissements Michelin SCA	429	47,766
CNP Assurances	1,570	30,340
Coface S.A.	1,123	12,754
Credit Agricole S.A.	1,749	21,169
Eiffage S.A.	837	86,768
Engie S.A.	3,579	58,417
Faurecia SE	378	17,919
Hermes International	100	69,068
Ipsen S.A.	207	19,637
Jacquet Metal Service S.A.	1,016	17,165
Kaufman & Broad S.A.	357	14,220
Kering S.A.	101	51,468
Klepierre S.A. REIT	916	31,108
Korian S.A.	349	14,347
L’Oreal S.A.	215	60,129
LVMH Moet Hennessy Louis Vuitton SE	192	76,178
Orange S.A.	3,692	57,787
Peugeot S.A.	1,677	41,856
Renault S.A.	315	18,079
Rubis SCA	80	4,646
SEB S.A.	19	2,884
Societe Generale S.A.	1,211	33,172
Sodexo S.A.	229	25,709
STMicroelectronics NV	1,115	21,577
Total S.A.	1,954	101,738
Unibail-Rodamco-Westfield REIT	221	32,217
Vinci S.A.	1,353	145,744

		1,343,093

Germany—0.5%
Bayer AG	1,184	83,416
Bayerische Motoren Werke AG	248	17,466
Covestro AG (b)	422	20,881
Deutsche Boerse AG	330	51,467
Deutsche Lufthansa AG	1,206	19,146
Deutsche Telekom AG	7,315	122,695
Deutz AG	3,471	20,124
DWS Group GmbH & Co. KGaA (b)	724	21,373
Fresenius SE & Co. KGaA	568	26,571
HeidelbergCement AG	445	32,151

	Shares	Value
MTU Aero Engines AG	74	$19,663
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	337	87,046
Rhoen Klinikum AG	147	3,293
SAP SE	755	88,843
Sixt SE	37	3,544
TAG Immobilien AG	1,832	41,807
Talanx AG (k)	937	40,490
TLG Immobilien AG	794	21,592
WCM Beteiligungs & Grundbesitz AG	2,676	12,892

		734,460

Greece—0.0%
FF Group (d)(f)(k)	4,956	—	†

Hong Kong—0.3%
AIA Group Ltd.	4,600	43,383
Cathay Pacific Airways Ltd.	1,543	1,927
China Telecom Corp., Ltd., Class H	22,000	10,018
CITIC Telecom International Holdings Ltd.	37,000	13,447
CK Asset Holdings Ltd.	5,500	37,263
CK Hutchison Holdings Ltd.	2,797	24,692
CLP Holdings Ltd.	11,781	123,829
Dah Sing Banking Group Ltd.	1,623	2,192
Fairwood Holdings Ltd.	5,000	14,136
Global Brands Group Holding Ltd.	61,400	4,845
Hang Seng Bank Ltd.	2,700	58,179
Health & Happiness H&H International Holdings Ltd.	4,500	19,007
Hui Xian Real Estate Investment Trust REIT	15,000	6,745
Hysan Development Co., Ltd.	7,000	28,228
IT Ltd.	42,000	11,701
Johnson Electric Holdings Ltd.	12,500	22,400
Kerry Properties Ltd.	4,243	13,065
NWS Holdings Ltd.	6,000	9,293
Shanghai Industrial Urban Development Group Ltd.	17,000	2,146
Swire Pacific Ltd., Class A	4,156	38,681
Wharf Real Estate Investment Co., Ltd.	4,000	21,846
Yue Yuen Industrial Holdings Ltd.	698	1,907

		508,930

Hungary—0.1%
Magyar Telekom Telecommunications PLC	30,802	44,108
MOL Hungarian Oil & Gas PLC	2,686	25,265
OTP Bank Nyrt	460	19,161

		88,534

Indonesia—0.1%
Astra International Tbk PT	56,900	26,455
Bank Central Asia Tbk PT	12,600	26,938
Bank Negara Indonesia Persero Tbk PT	45,955	23,781
Indo Tambangraya Megah Tbk PT	21,000	18,352
Mitra Adiperkasa Tbk PT	221,700	16,080

		111,606

Ireland—0.0%
Irish Residential Properties REIT PLC	1,116	2,090
Origin Enterprises PLC	4,223	23,566
Smurfit Kappa Group PLC	851	25,424

		51,080

Israel—0.2%
B Communications Ltd. (k)	1,705	2,202
Bank Leumi Le-Israel BM	8,866	63,124
Equital Ltd. (k)	—	5
First International Bank of Israel Ltd.	563	14,987
Harel Insurance Investments & Financial Services Ltd.	1,700	14,839

	Shares	Value
Hilan Ltd.	795	$32,408
Israel Discount Bank Ltd., Class A	7,284	32,015
Mizrahi Tefahot Bank Ltd.	1,642	40,801
Shufersal Ltd.	769	5,621
Teva Pharmaceutical Industries Ltd. ADR (k)	2,064	14,200

		220,202

Italy—0.4%
Amplifon SpA	793	19,455
Enav SpA (b)	6,070	34,271
Enel SpA	22,559	168,500
Eni SpA	4,905	74,972
Intesa Sanpaolo SpA	12,597	29,840
Iren SpA	6,151	17,941
Maire Tecnimont SpA	7,699	19,361
Mediobanca Banca di Credito Finanziario SpA	1,860	20,303
Moncler SpA	840	29,941
Prima Industrie SpA	831	10,941
Snam SpA	18,883	95,382
Telecom Italia SpA (k)	50,581	28,881
Unipol Gruppo SpA	2,831	15,074

		564,862

Japan—2.7%
ADEKA Corp.	26	324
Aeon Co., Ltd.	1,600	29,396
AGC, Inc.	800	24,930
Aida Engineering Ltd.	142	1,156
ANA Holdings, Inc.	1,745	58,788
Aoyama Trading Co., Ltd.	111	1,937
Asahi Group Holdings Ltd.	1,200	59,596
Astellas Pharma, Inc.	12,392	177,257
Bandai Namco Holdings, Inc.	900	56,122
Bookoff Group Holdings Ltd.	400	4,339
Canon, Inc.	1,410	37,706
Chubu Electric Power Co., Inc.	2,800	40,616
Dai-ichi Life Holdings, Inc.	2,100	31,926
Daikin Industries Ltd.	400	52,756
Daito Pharmaceutical Co., Ltd.	152	4,262
Daiwa Office Investment Corp. REIT	2	15,530
DCM Holdings Co., Ltd.	2,725	26,769
Doutor Nichires Holdings Co., Ltd.	1,751	34,788
DTS Corp.	1,098	22,956
DyDo Group Holdings, Inc.	426	17,408
East Japan Railway Co.	500	47,811
Exedy Corp.	1,074	21,058
FamilyMart Co., Ltd.	1,400	34,207
FUJIFILM Holdings Corp.	1,721	75,811
Fukuyama Transporting Co., Ltd.	345	12,178
Geo Holdings Corp.	536	6,380
Hitachi Ltd.	1,600	59,920
Honda Motor Co., Ltd.	3,300	86,409
Honeys Holdings Co., Ltd.	39	528
Hoya Corp.	700	57,332
ITOCHU Corp.	5,877	121,734
Japan Airlines Co., Ltd.	1,820	54,053
Japan Wool Textile Co., Ltd.	2,200	20,173
JFE Holdings, Inc.	1,400	16,957
JVCKenwood Corp.	4,400	13,034
JXTG Holdings, Inc.	4,600	21,026
Kajima Corp.	5,400	71,142
Kamigumi Co., Ltd.	1,100	24,988
Kandenko Co., Ltd.	900	8,074
Kansai Electric Power Co., Inc.	2,600	29,121
KDDI Corp.	1,800	46,967
Kikkoman Corp.	700	33,582
Kintetsu Group Holdings Co., Ltd.	800	41,758
LaSalle Logiport REIT	22	31,514
Mazda Motor Corp.	3,600	32,268
McDonald’s Holdings Co. Japan Ltd.	700	33,906
Mirait Holdings Corp.	2,000	30,245
Mitsubishi Chemical Holdings Corp.	2,706	19,395
Mitsubishi Corp.	4,800	118,190

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	147

Schedule of Investments

September 30, 2019

	Shares	Value
Mitsubishi Gas Chemical Co., Inc.	271	$3,645
Mitsuboshi Belting Ltd.	71	1,169
Mitsui & Co., Ltd.	5,500	90,345
Mitsui Sugar Co., Ltd.	800	16,547
Morinaga Milk Industry Co., Ltd.	700	26,757
NEC Corp.	1,800	76,116
NET One Systems Co., Ltd.	1,200	32,554
Nichias Corp.	498	8,865
Nidec Corp.	400	54,169
Nihon Unisys Ltd.	821	26,537
Nippon REIT Investment Corp. REIT	7	29,230
Nippon Telegraph & Telephone Corp.	4,608	220,464
Nishimatsu Construction Co., Ltd.	800	14,954
Nissan Motor Co., Ltd.	6,359	39,701
Nisshin Seifun Group, Inc.	1,700	31,523
NTT DOCOMO, Inc.	7,943	202,821
Obayashi Corp.	5,827	58,275
Okumura Corp.	1,000	26,803
Pacific Industrial Co., Ltd.	224	3,293
Raito Kogyo Co., Ltd.	2,363	31,142
Recruit Holdings Co., Ltd.	2,400	73,328
Rengo Co., Ltd.	1,100	7,950
S Foods, Inc.	172	4,763
Sankyo Co., Ltd.	1,000	34,411
Sanyo Special Steel Co., Ltd.	182	2,440
Sawai Pharmaceutical Co., Ltd.	525	27,162
SBI Holdings, Inc.	1,100	23,667
Secom Co., Ltd.	500	45,753
Sekisui House Ltd.	2,100	41,438
Senko Group Holdings Co., Ltd.	2,496	19,505
Shibaura Electronics Co., Ltd.	200	4,996
Shiseido Co., Ltd.	900	72,233
SoftBank Group Corp.	2,000	78,921
Sojitz Corp.	6,684	20,793
Sony Corp.	1,300	76,841
Sumitomo Corp.	3,100	48,532
Sumitomo Densetsu Co., Ltd.	300	6,127
Sumitomo Electric Industries Ltd.	2,000	25,523
Sumitomo Mitsui Financial Group, Inc.	1,600	54,979
Sumitomo Rubber Industries Ltd.	2,100	25,007
Sushiro Global Holdings Ltd.	400	26,928
Suzuken Co., Ltd.	700	37,681
Takasago Thermal Engineering Co., Ltd.	1,397	23,192
Teijin Ltd.	900	17,372
Toho Co., Ltd.	700	30,726
Tokyo Gas Co., Ltd.	1,400	35,410
Tokyu Construction Co., Ltd.	700	5,378
Toshiba Plant Systems & Services Corp.	1,200	20,062
Towa Pharmaceutical Co., Ltd.	414	9,632
Toyo Seikan Group Holdings Ltd.	2,000	31,209
Toyo Suisan Kaisha Ltd.	800	32,125
Toyota Motor Corp.	2,251	151,178
Toyota Tsusho Corp.	600	19,475
Tv Tokyo Holdings Corp.	266	5,460
YA-MAN Ltd.	3,100	20,360
Yorozu Corp.	259	3,131
Yurtec Corp.	132	805

		4,027,726

Korea (Republic of)—0.4%
CJ Hello Co., Ltd.	889	4,641
Daeduck Electronics Co.	2,244	20,339
Daekyo Co., Ltd.	777	3,934
Dongwon Industries Co., Ltd.	114	20,428
Easy Bio, Inc.	559	2,725
Hana Financial Group, Inc.	799	23,520
Hansol Paper Co., Ltd.	477	6,142
HDC Holdings Co., Ltd.	757	8,158
HDC Hyundai Development Co-Engineering & Construction	1	28

	Shares	Value
HDC Hyundai Engineering Plastics Co., Ltd.	864	$3,381
Industrial Bank of Korea	1,952	21,534
KB Financial Group, Inc.	822	29,338
KC Co., Ltd.	70	775
KC Tech Co., Ltd.	103	1,525
KT Corp.	221	5,067
KT&G Corp.	590	52,053
Kukdo Chemical Co., Ltd.	130	4,861
LG Corp.	311	18,200
LG Electronics, Inc.	448	25,221
Macquarie Korea Infrastructure Fund	2,750	27,014
Orange Life Insurance Ltd. (b)	297	6,710
Partron Co., Ltd.	2,165	23,138
POSCO	153	29,002
Samsung Electronics Co., Ltd.	1,087	44,506
Samsung Electronics Co., Ltd. GDR	90	91,620
Samsung Fire & Marine Insurance Co., Ltd.	209	38,942
Shinhan Financial Group Co., Ltd.	978	34,174
SK Hynix, Inc.	700	48,076
SK Telecom Co., Ltd.	177	35,666
Ubiquoss Holdings, Inc.	633	13,472
Ubiquoss, Inc.	140	3,934

		648,124

Malaysia—0.2%
AirAsia Group Bhd.	41,100	17,269
Ann Joo Resources Bhd.	32,300	9,337
Axis Real Estate Investment Trust REIT	11,200	4,949
Bermaz Auto Bhd.	9,500	5,173
CIMB Group Holdings Bhd.	22,300	26,792
Genting Bhd.	12,100	16,595
Hong Leong Bank Bhd.	7,100	27,740
Hong Leong Financial Group Bhd.	4,900	19,019
KNM Group Bhd. (k)	31,700	2,840
Malayan Banking Bhd.	29,900	60,749
Maxis Bhd.	3,200	4,279
MISC Bhd.	7,300	13,621
Petronas Chemicals Group Bhd.	7,900	14,215
Petronas Dagangan Bhd.	4,300	24,237
Syarikat Takaful Malaysia Keluarga Bhd.	4,000	5,638
Tenaga Nasional Bhd.	8,600	28,020
VS Industry Bhd.	13,575	4,378

		284,851

Mexico—0.1%
Banco del Bajio S.A. (b)	16,700	27,588
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	47	4,536
Grupo Financiero Banorte S.A.B de C.V., Class O	4,600	24,793
Grupo Lala S.A.B de C.V.	4,496	5,138
Megacable Holdings S.A.B de C.V. UNIT	5,000	20,140
Qualitas Controladora S.A.B. de C.V.	5,100	18,199
Ternium S.A. ADR	978	18,768
Wal-Mart de Mexico S.A.B de C.V.	22,900	67,874

		187,036

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	3,431	3,345

Netherlands—0.3%
Aegon NV	4,846	20,126
AerCap Holdings NV (k)	481	26,335
ASML Holding NV	386	95,733
ASR Nederland NV	1,390	51,290
Coca-Cola European Partners PLC	435	24,121
Flow Traders (b)	819	21,442
Koninklijke Ahold Delhaize NV	4,954	123,888
NIBC Holding NV (b)	1,687	13,197

	Shares	Value
Prosus NV	252	$18,499
Signify NV (b)	614	16,874
Vastned Retail NV REIT	232	6,928

		418,433

New Zealand—0.1%
a2 Milk Co., Ltd. (k)	2,268	18,844
Air New Zealand Ltd.	26,556	46,582
Arvida Group Ltd.	9,216	8,545
Auckland International Airport Ltd.	3,317	19,020
Kiwi Property Group Ltd. REIT	1,590	1,663
Oceania Healthcare Ltd.	24,160	15,432
Summerset Group Holdings Ltd.	9,809	40,651
Tourism Holdings Ltd.	4,537	12,023

		162,760

Norway—0.1%
Austevoll Seafood ASA	1,426	13,542
Avance Gas Holding Ltd. (b)(k)	97	391
B2Holding ASA	15,516	10,642
Elkem ASA (b)	2,558	6,233
Equinor ASA	1,878	35,573
FLEX LNG Ltd. (k)	1,967	18,632
Frontline Ltd. (k)	2,069	18,826
Mowi ASA	1,011	23,351
Norsk Hydro ASA	5,353	18,849
Norwegian Finans Holding ASA (k)	2,077	17,527
Salmar ASA	316	13,873
Selvaag Bolig ASA	3,268	18,506
Sparebank 1 Nord Norge	2,302	17,188

		213,133

Peru—0.0%
Ferreycorp SAA	41,576	26,029
Volcan Cia Minera SAA, Class B	76,624	10,799

		36,828

Philippines—0.1%
Bloomberry Resorts Corp.	64,100	13,424
Globe Telecom, Inc.	540	19,066
Metro Pacific Investments Corp.	180,000	17,287
PLDT, Inc.	345	7,562
San Miguel Corp.	6,450	21,342
SM Prime Holdings, Inc.	27,600	19,812
Vista Land & Lifescapes, Inc.	145,700	21,702

		120,195

Poland—0.0%
Asseco Poland S.A.	2,505	31,910
Ciech S.A. (k)	570	4,796

		36,706

Russian Federation—0.0%
Surgutneftegas PJSC ADR	669	3,582

Singapore—0.2%
Accordia Golf Trust UNIT	12,500	4,838
Asian Pay Television Trust UNIT	118,900	14,368
CapitaLand Mall Trust REIT	29,800	56,730
ComfortDelGro Corp. Ltd.	11,400	19,807
Fortune Real Estate Investment Trust REIT	22,000	25,192
Frasers Logistics & Industrial Trust REIT	34,900	31,311
Keppel DC REIT	19,500	26,965
Mapletree Commercial Trust REIT	14,100	23,374
Oversea-Chinese Banking Corp., Ltd.	5,100	40,093
Sheng Siong Group Ltd.	5,100	4,096
Singapore Airlines Ltd.	6,300	41,670
Sino Grandness Food Industry Group Ltd. (k)	25,900	862
United Overseas Bank Ltd.	1,700	31,595
Wilmar International Ltd.	16,700	45,073

		365,974

148	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value

South Africa—0.0%
MultiChoice Group (k)	1,465	$11,405
Naspers Ltd., Class N	132	19,986

		31,391

Spain—0.2%
Amadeus IT Group S.A.	609	43,636
Banco Santander S.A.	14,208	57,810
CaixaBank S.A.	5,873	15,405
Ebro Foods S.A.	719	14,371
Iberdrola S.A.	6,171	64,140
Inmobiliaria Colonial Socimi S.A. REIT	410	4,946
International Consolidated Airlines Group S.A.	3,380	19,727
Lar Espana Real Estate Socimi S.A. REIT	137	1,151
Repsol S.A.	2,443	38,101
Telefonica S.A.	4,612	35,241

		294,528

Sweden—0.1%
BillerudKorsnas AB	199	2,152
Castellum AB	1,319	28,238
Dios Fastigheter AB	1,811	15,798
Klovern AB, Class B	10,072	18,792
Lundin Petroleum AB	481	14,420
Nyfosa AB (k)	2,956	20,119
Peab AB	211	1,873
SSAB AB, Class A	6,606	18,367
Swedbank AB, Class A	1,713	24,670
Volvo AB, Class B	3,828	53,719

		198,148

Switzerland—0.8%
Alcon, Inc. (k)	359	20,941
Amcor PLC	51	497
Baloise Holding AG	238	42,644
Banque Cantonale Vaudoise	10	7,652
Barry Callebaut AG	18	37,126
Cembra Money Bank AG	325	33,870
Implenia AG	379	14,240
Intershop Holding AG	24	12,964
Lonza Group AG (k)	171	57,868
Nestle S.A.	1,986	215,391
Novartis AG	1,721	149,360
PSP Swiss Property AG	253	32,121
Roche Holding AG	360	104,819
Straumann Holding AG	34	27,810
Sunrise Communications Group AG (b)(k)	169	13,150
Swiss Life Holding AG	249	119,047
Swiss Re AG	553	57,702
Zurich Insurance Group AG	500	191,504

		1,138,706

Taiwan—0.9%
Asia Cement Corp.	29,000	40,475
Chailease Holding Co., Ltd.	4,556	18,400
Cheng Loong Corp.	15,000	8,624
China Airlines Ltd.	12,000	3,512
China Development Financial Holding Corp.	86,000	25,614
China Metal Products	8,000	7,855
China Motor Corp. (d)(f)	10,000	7,958
China Petrochemical Development Corp.	36,000	11,593
Chunghwa Telecom Co., Ltd.	17,000	60,795
CTBC Financial Holding Co., Ltd.	73,000	48,456
E.Sun Financial Holding Co., Ltd.	85,000	71,905
Far Eastern New Century Corp.	16,000	14,755
First Financial Holding Co., Ltd.	167,322	117,496
Formosa Chemicals & Fibre Corp.	6,000	16,775
Formosa Petrochemical Corp.	18,000	56,952
Formosa Plastics Corp.	13,000	39,602

	Shares	Value
Fulgent Sun International Holding Co., Ltd.	2,000	$5,719
Getac Technology Corp.	13,000	19,581
Global Mixed Mode Technology, Inc.	4,000	14,811
Grand Pacific Petrochemical (k)	32,000	18,679
Great Wall Enterprise Co., Ltd.	25,450	30,915
HannStar Display Corp.	124,000	25,551
Hon Hai Precision Industry Co., Ltd.	200	472
Hua Nan Financial Holdings Co., Ltd.	27,417	18,506
International CSRC Investment Holdings Co.	14,690	15,410
King Yuan Electronics Co., Ltd.	14,000	15,721
Lien Hwa Industrial Holdings Corp.	30,750	33,401
Mega Financial Holding Co., Ltd.	30,000	27,790
Nanya Technology Corp.	11,000	28,571
Pou Chen Corp.	18,000	23,074
Powertech Technology, Inc.	22,000	61,819
President Chain Store Corp.	4,000	37,389
Ruentex Development Co., Ltd. (k)	14,000	18,727
Sinbon Electronics Co., Ltd.	8,000	31,051
Sitronix Technology Corp.	3,000	16,104
Taichung Commercial Bank Co., Ltd. (k)	27,352	10,443
Taiwan Business Bank	46,776	19,212
Taiwan Cement Corp.	14,000	17,888
Taiwan Cooperative Financial Holding Co., Ltd.	22,836	15,082
Taiwan Fertilizer Co., Ltd.	5,000	7,332
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	8,915
Taiwan PCB Techvest Co., Ltd.	5,000	5,787
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	763	35,464
Tripod Technology Corp.	11,000	39,547
TXC Corp.	15,000	18,840
Uni-President Enterprises Corp.	7,000	16,892
United Microelectronics Corp. ADR	14,853	31,043
United Renewable Energy Co., Ltd. (k)	8,340	2,199
WT Microelectronics Co., Ltd.	6,707	8,376
Yuanta Financial Holding Co., Ltd.	107,000	63,846

		1,294,924

Thailand—0.3%
Bangchak Corp. PCL (d)(f)	23,900	21,290
Bangkok Bank PCL	5,700	32,779
Bangkok Dusit Medical Services PCL (d)(f)	20,400	16,139
Banpu PCL (d)(f)	30,700	11,847
Electricity Generating PCL (d)(f)	7,000	82,172
Intouch Holdings PCL (d)(f)	16,000	34,286
Kiatnakin Bank PCL (d)(f)	17,100	36,893
PTT Global Chemical PCL (d)(f)	9,500	16,706
PTT PCL (d)(f)	28,600	43,252
Siam Cement PCL (d)(f)	2,800	37,338
Sri Trang Agro-Industry PCL (d)(f)	8,200	2,759
Thai Oil PCL (d)(f)	3,600	8,211
Thanachart Capital PCL (d)(f)	14,700	27,407
Tisco Financial Group PCL (d)(f)	21,400	71,724

		442,803

Turkey—0.1%
Akbank T.A.S. (k)	15,357	22,038
Dogus Otomotiv Servis ve Ticaret AS (k)	909	1,256
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	83,530	20,532

	Shares	Value
Eregli Demir ve Celik Fabrikalari T.A.S	16,304	$19,744
Haci Omer Sabanci Holding A/S	11,056	18,715
Soda Sanayii AS	19,097	19,980
TAV Havalimanlari Holding AS	3,514	14,666
Trakya Cam Sanayii AS	39,048	20,509
Tupras Turkiye Petrol Rafinerileri AS	58	1,474
Turk Hava Yollari AO (k)	8,973	19,636
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (k)	10,405	11,719

		170,269

United Kingdom—0.9%
Alliance Pharma PLC	28,637	25,352
Anglo American PLC	2,567	58,995
Aviva PLC	6,714	32,960
Berkeley Group Holdings PLC	443	22,746
BP PLC	20,910	132,376
British American Tobacco PLC	549	20,275
Costain Group PLC	6,064	11,646
CYBG PLC	1,098	1,547
Diageo PLC	1,604	65,524
easyJet PLC	1,091	15,398
Equiniti Group PLC (b)	5,801	15,465
Ferrexpo PLC	6,007	11,907
Gamma Communications PLC	1,603	21,674
Greene King PLC	2,253	23,452
Highland Gold Mining Ltd.	5,782	15,332
HSBC Holdings PLC	6,360	48,732
Informa PLC	3,739	39,158
J Sainsbury PLC	4,802	12,958
Johnson Service Group PLC	8,414	18,001
Keller Group PLC	2,052	14,265
Legal & General Group PLC	12,281	37,486
Lloyds Banking Group PLC	70,019	46,417
Marston’s PLC	19,873	30,177
Micro Focus International PLC	134	1,883
Morgan Sindall Group PLC	1,238	18,540
National Express Group PLC	5,736	30,538
Plus500 Ltd.	1,710	16,046
Primary Health Properties PLC REIT	4,727	7,707
Reach PLC	3,803	4,152
Regional REIT Ltd. REIT (b)	5,398	6,847
Rio Tinto PLC	1,279	66,486
Royal Dutch Shell PLC, Class A	3,538	103,762
Royal Dutch Shell PLC, Class A	2,129	62,436
Royal Dutch Shell PLC, Class B	3,133	92,597
Standard Life Aberdeen PLC	9,303	32,673
Tate & Lyle PLC	1,634	14,783
Taylor Wimpey PLC	10,664	21,167
TUI AG	1,661	19,291
Unilever PLC	985	59,200
Valaris PLC	195	938
Venator Materials PLC (k)	2,225	5,429
Vesuvius PLC	2,106	11,792
Vodafone Group PLC	39,612	78,919

		1,377,029

United States—15.9%
Abbott Laboratories	1,204	100,739
AbbVie, Inc.	829	62,772
ABIOMED, Inc. (k)	97	17,255
Accenture PLC, Class A	205	39,432
Adobe, Inc. (k)	336	92,820
AES Corp.	5,216	85,229
Aflac, Inc.	2,737	143,200
AG Mortgage Investment Trust, Inc. REIT	3,177	48,132
Agilent Technologies, Inc.	631	48,354
AGNC Investment Corp. REIT	5,481	88,189
Align Technology, Inc. (k)	191	34,556
Alleghany Corp. (k)	86	68,607
Allstate Corp.	2,020	219,534

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	149

Schedule of Investments

September 30, 2019

	Shares	Value
Ally Financial, Inc.	592	$19,631
Alphabet, Inc., Class A (k)	147	179,508
Alphabet, Inc., Class C (k)	134	163,346
Altria Group, Inc.	1,326	54,233
Amazon.com, Inc. (k)	342	593,681
Amdocs Ltd.	352	23,271
Ameren Corp.	841	67,322
American Electric Power Co., Inc.	1,062	99,499
American Equity Investment Life Holding Co.	899	21,756
American Express Co.	937	110,828
American Financial Group, Inc.	390	42,062
American Tower Corp. REIT	108	23,882
AMETEK, Inc.	850	78,047
Amgen, Inc.	314	60,762
Annaly Capital Management, Inc. REIT	10,339	90,983
Antero Resources Corp. (k)	4,279	12,923
Anthem, Inc.	789	189,439
Anworth Mortgage Asset Corp. REIT	837	2,762
Apollo Commercial Real Estate Finance, Inc. REIT	1,173	22,486
Apollo Investment Corp.	302	4,859
Apple, Inc.	2,995	670,790
Archer-Daniels-Midland Co.	1,551	63,700
Ares Commercial Real Estate Corp. REIT	1,500	22,845
ASGN, Inc. (k)	64	4,023
AT&T, Inc.	12,200	461,648
Athene Holding Ltd., Class A (k)	1,294	54,426
Atmos Energy Corp.	59	6,720
Automatic Data Processing, Inc.	529	85,391
AutoZone, Inc. (k)	162	175,708
AvalonBay Communities, Inc. REIT	235	50,603
Avnet, Inc.	1,178	52,403
AXA Equitable Holdings, Inc.	1,585	35,124
Bank of America Corp.	5,470	159,560
Baxter International, Inc.	676	59,130
Becton Dickinson and Co.	268	67,793
Berkshire Hathaway, Inc., Class B (k)	530	110,251
Best Buy Co., Inc.	689	47,534
BGC Partners, Inc., Class A	2,480	13,640
Boeing Co.	579	220,292
Booz Allen Hamilton Holding Corp.	626	44,459
BorgWarner, Inc.	384	14,085
Boston Beer Co., Inc., Class A (k)	85	30,947
Boston Scientific Corp. (k)	3,329	135,457
Bright Horizons Family Solutions, Inc. (k)	265	40,413
Bristol-Myers Squibb Co.	1,131	57,353
Broadridge Financial Solutions, Inc.	567	70,552
Bunge Ltd.	931	52,713
CAI International, Inc. (k)	1,054	22,946
Cambrex Corp. (k)	115	6,843
Camping World Holdings, Inc., Class A	1,996	17,764
Carnival Corp.	1,623	70,941
Casey’s General Stores, Inc.	120	19,339
Caterpillar, Inc.	469	59,239
CBTX, Inc.	774	21,579
CDW Corp.	671	82,694
Celanese Corp.	391	47,815
Centene Corp. (k)	541	23,404
Chemed Corp.	77	32,153
Chevron Corp.	932	110,535
Chimera Investment Corp. REIT	1,155	22,592
Church & Dwight Co., Inc.	717	53,947
Cigna Corp.	228	34,608
Cincinnati Financial Corp.	371	43,285
Cisco Systems, Inc.	7,590	375,022
Citi Trends, Inc.	639	11,694
Citigroup, Inc.	1,792	123,791
Citizens Financial Group, Inc.	892	31,550
CMS Energy Corp.	761	48,666
Coca-Cola Co.	2,252	122,599
Comcast Corp., Class A	4,792	216,023

	Shares	Value
Conagra Brands, Inc.	1,776	$54,488
ConocoPhillips	1,459	83,134
Consolidated Edison, Inc.	2,183	206,228
Constellation Brands, Inc., Class A	314	65,086
Costco Wholesale Corp.	1,081	311,447
Coty, Inc., Class A	2,013	21,157
Crown Castle International Corp. REIT	463	64,362
CSX Corp.	1,239	85,826
Cushman & Wakefield PLC (k)	902	16,714
CVS Health Corp.	2,050	129,294
Dana, Inc.	894	12,909
Danaher Corp.	621	89,691
Darden Restaurants, Inc.	307	36,294
Dime Community Bancshares, Inc.	279	5,973
DTE Energy Co.	567	75,388
Duke Energy Corp.	2,253	215,973
Dynex Capital, Inc. REIT	1,558	23,027
Eastman Chemical Co.	691	51,017
Eaton Corp. PLC	1,191	99,032
Edison International	457	34,467
Eli Lilly & Co.	1,709	191,117
Ellington Financial, Inc.	890	16,082
Encompass Health Corp.	756	47,840
Ennis, Inc.	415	8,387
Entergy Corp.	1,469	172,402
EOG Resources, Inc.	746	55,368
Equinix, Inc. REIT	7	4,038
Equity LifeStyle Properties, Inc. REIT	322	43,019
Equity Residential REIT	771	66,506
Essex Property Trust, Inc. REIT	215	70,230
Estee Lauder Cos., Inc., Class A	272	54,114
Exelon Corp.	2,052	99,132
Exxon Mobil Corp.	1,704	120,319
Facebook, Inc., Class A (k)	1,680	299,174
FedEx Corp.	281	40,905
First NBC Bank Holding Co. (k)	1,041	26
FLIR Systems, Inc.	717	37,707
Fortinet, Inc. (k)	433	33,237
frontdoor, Inc. (k)	642	31,182
FTI Consulting, Inc. (k)	271	28,723
Garmin Ltd.	552	46,749
General Mills, Inc.	1,478	81,467
General Motors Co.	2,606	97,673
German American Bancorp, Inc.	67	2,147
Global Payments, Inc.	283	44,997
Globus Medical, Inc., Class A (k)	535	27,349
GMS, Inc. (k)	771	22,143
Granite Point Mortgage Trust, Inc. REIT	160	2,998
Haemonetics Corp. (k)	144	18,164
Hartford Financial Services Group, Inc.	1,454	88,127
HCA Healthcare, Inc.	619	74,540
HEICO Corp., Class A	410	39,897
Herbalife Nutrition Ltd. (k)	498	18,854
Hershey Co.	526	81,525
Hewlett Packard Enterprise Co.	3,244	49,211
HollyFrontier Corp.	663	35,563
Home Depot, Inc.	518	120,186
Horizon Therapeutics PLC (k)	462	12,580
HP, Inc.	4,427	83,759
Humana, Inc.	405	103,546
Illumina, Inc. (k)	315	95,829
Insight Enterprises, Inc. (k)	12	668
Intel Corp.	4,820	248,375
Intuit, Inc.	398	105,844
Intuitive Surgical, Inc. (k)	489	264,026
Invesco Ltd.	257	4,354
Invesco Mortgage Capital, Inc. REIT	2,891	44,261
Jacobs Engineering Group, Inc.	322	29,463
Johnson & Johnson	3,241	419,321
JPMorgan Chase & Co.	2,346	276,101
Kellogg Co.	248	15,959
Kimberly-Clark Corp.	889	126,282
Kohl’s Corp.	390	19,367

	Shares	Value
Korn Ferry	504	$19,475
Laboratory Corp. of America Holdings (k)	296	49,728
Lam Research Corp.	110	25,422
Lear Corp.	208	24,523
Leidos Holdings, Inc.	496	42,596
Lockheed Martin Corp.	423	164,995
Loews Corp.	1,601	82,419
Lululemon Athletica, Inc. (k)	419	80,670
LyondellBasell Industries NV, Class A	349	31,225
Macy’s, Inc.	1,214	18,866
Manhattan Associates, Inc. (k)	85	6,857
ManTech International Corp., Class A	990	70,696
Marathon Petroleum Corp.	752	45,684
MarineMax, Inc. (k)	1,364	21,115
Marsh & McLennan Cos., Inc.	250	25,013
Marvell Technology Group Ltd.	180	4,495
Mastercard, Inc., Class A	1,323	359,287
MasterCraft Boat Holdings, Inc. (k)	862	12,865
McDonald’s Corp.	1,799	386,263
McGrath RentCorp	526	36,604
MDC Holdings, Inc.	490	21,119
Mercer International, Inc.	1,404	17,606
Merck & Co., Inc.	5,874	494,473
Merit Medical Systems, Inc. (k)	544	16,570
MFA Financial, Inc. REIT	3,690	27,158
Micron Technology, Inc. (k)	1,386	59,390
Microsoft Corp.	5,347	743,393
Morningstar, Inc.	74	10,814
Motorola Solutions, Inc.	312	53,168
NetApp, Inc.	1,081	56,763
Netflix, Inc. (k)	366	97,949
New Residential Investment Corp. REIT	943	14,786
Newmark Group, Inc., Class A	2,201	19,941
NextEra Energy, Inc.	243	56,617
Norfolk Southern Corp.	329	59,108
Northern Oil and Gas, Inc. (k)	5,709	11,190
Northrop Grumman Corp.	295	110,563
NVIDIA Corp.	435	75,720
NVR, Inc. (k)	12	44,608
O’Reilly Automotive, Inc. (k)	338	134,696
Occidental Petroleum Corp.	1,740	77,378
Old Dominion Freight Line, Inc.	575	97,733
Old Republic International Corp.	1,795	42,308
Ollie’s Bargain Outlet Holdings, Inc. (k)	202	11,845
Omega Healthcare Investors, Inc. REIT	729	30,465
Oracle Corp.	2,037	112,096
Oritani Financial Corp.	126	2,230
Owens Corning	331	20,919
PACCAR, Inc.	1,391	97,384
Paychex, Inc.	569	47,096
PBF Energy, Inc., Class A	772	20,991
PepsiCo, Inc.	1,626	222,925
Pfizer, Inc.	7,983	286,829
Phillips 66	440	45,056
Pinnacle West Capital Corp.	510	49,506
Planet Fitness, Inc., Class A (k)	217	12,558
PNC Financial Services Group, Inc.	786	110,166
Portland General Electric Co.	577	32,526
Procter & Gamble Co.	3,415	424,758
Progressive Corp.	2,821	217,922
Prospect Capital Corp.	4,648	30,630
Prudential Financial, Inc.	569	51,182
PS Business Parks, Inc. REIT	186	33,843
Public Storage REIT	160	39,243
PulteGroup, Inc.	1,258	45,980
QCR Holdings, Inc.	90	3,418
Quest Diagnostics, Inc.	654	69,998
RadNet, Inc. (k)	1,989	28,562
Ralph Lauren Corp.	239	22,817
Raytheon Co.	196	38,453
Realty Income Corp. REIT	641	49,152

150	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value
Reinsurance Group of America, Inc.	421	$67,309
Reliance Steel & Aluminum Co.	163	16,245
Republic Services, Inc.	981	84,906
Retail Properties of America, Inc., Class A REIT	2,551	31,428
Robert Half International, Inc.	446	24,824
Ross Stores, Inc.	1,618	177,737
Royal Caribbean Cruises Ltd.	185	20,041
S&P Global, Inc.	143	35,032
Sabre Corp.	1,110	24,858
Salesforce.com, Inc. (k)	886	131,518
Santander Consumer USA Holdings, Inc.	672	17,143
Shockwave Medical, Inc. (k)	511	15,294
Simply Good Foods Co. (k)	1,402	40,644
Southern Co.	1,028	63,500
SP Plus Corp. (k)	714	26,418
SS&C Technologies Holdings, Inc.	1,166	60,131
Starbucks Corp.	1,416	125,203
STORE Capital Corp. REIT	175	6,547
Stryker Corp.	364	78,733
Superior Industries International, Inc.	3,587	10,366
Synovus Financial Corp.	585	20,920
Sysco Corp.	1,568	124,499
T Rowe Price Group, Inc.	405	46,271
T-Mobile U.S., Inc. (k)	860	67,742
Target Corp.	1,400	149,674
TCG BDC, Inc.	821	11,822
TE Connectivity Ltd.	528	49,199
Tenneco, Inc. Class A	1,049	13,133
Texas Instruments, Inc.	591	76,381
Thermo Fisher Scientific, Inc.	593	172,723
TJX Cos., Inc.	3,385	188,680
Toll Brothers, Inc.	382	15,681
TPG RE Finance Trust, Inc. REIT	321	6,369
Tractor Supply Co.	311	28,127
Tyson Foods, Inc., Class A	1,358	116,978
Union Pacific Corp.	747	120,999
United Rentals, Inc. (k)	470	58,581
United Therapeutics Corp. (k)	302	24,085
UnitedHealth Group, Inc.	1,490	323,807
Unum Group	1,091	32,425
Verint Systems, Inc. (k)	257	10,994
Verizon Communications, Inc.	6,750	407,430
Verso Corp., Class A (k)	983	12,170
Viacom, Inc. Class B	1,175	28,235
Visa, Inc., Class A	1,232	211,916
Vishay Intertechnology, Inc.	1,096	18,555
Vistra Energy Corp.	1,838	49,130
Voya Financial, Inc.	707	38,489
Walgreens Boots Alliance, Inc.	1,217	67,312
Walmart, Inc.	1,545	183,361
Walt Disney Co.	185	24,109
Waste Management, Inc.	2,577	296,355
Waterstone Financial, Inc.	1,032	17,730
WEC Energy Group, Inc.	1,895	180,215
WellCare Health Plans, Inc. (k)	232	60,127
Wells Fargo & Co.	795	40,100
Western Asset Mortgage Capital Corp. REIT	3,115	30,060
Windstream Holdings, Inc. (k)	294	62
WW International, Inc.	328	12,405
Xcel Energy, Inc.	2,810	182,341
Xenia Hotels & Resorts, Inc. REIT	666	14,066
Zebra Technologies Corp., Class A (k)	65	13,414
Zoetis, Inc.	1,127	140,413

		23,874,389

Total Common Stock (cost—$38,513,349)		43,756,184

	Principal Amount (000s)	Value

Corporate Bonds & Notes—23.7%

Belgium—0.2%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	$255	$273,195

Canada—0.3%
Cenovus Energy, Inc.,
4.25%, 4/15/27	230	239,347
6.75%, 11/15/39	125	152,927

		392,274

Germany—0.0%
Volkswagen Group of America Finance LLC (a)(b),
2.50%, 9/24/21	70	70,224

Puerto Rico—0.3%
Popular, Inc.,
6.125%, 9/14/23	405	441,976

Switzerland—0.1%
Credit Suisse Group AG, (converts to FRN on 8/21/26) (a)(b)(e)(i),
6.375%, 8/21/26	200	207,750

United States—22.8%
3M Co.,
3.25%, 8/26/49	155	155,775
Alabama Power Co.,
2.80%, 4/1/25	445	453,134
4.30%, 7/15/48, Ser. A	140	164,383
Amazon.com, Inc.,
3.875%, 8/22/37	105	120,831
American Express Co.,
8.15%, 3/19/38	120	192,504
American Tower Corp.,
3.70%, 10/15/49	240	239,306
Apple, Inc.,
2.20%, 9/11/29	253	248,547
4.50%, 2/23/36	195	238,231
AT&T, Inc.,
3.80%, 3/15/22	495	514,272
4.85%, 3/1/39	300	340,875
Bank of America Corp. (i),
2.881%, 4/24/23 (converts to FRN on 4/24/22)	695	705,936
3 mo. USD-LIBOR + 1.180%, 3.458%, 10/21/22	210	213,550
4.33%, 3/15/50 (converts to FRN on 3/15/49)	175	206,662
BB&T Corp., (converts to FRN on 9/1/24) (e)(i),
4.80%, 9/1/24	185	185,139
Becton Dickinson and Co.,
2.894%, 6/6/22	725	736,602
Berkshire Hathaway Finance Corp.,
4.25%, 1/15/49	170	201,899
Boeing Co.,
2.95%, 2/1/30	565	582,467
Boston Gas Co. (a)(b),
3.15%, 8/1/27	680	707,566
Brighthouse Financial, Inc.,
4.70%, 6/22/47	85	76,200
Bristol-Myers Squibb Co. (a)(b),
3.20%, 6/15/26	575	603,193
4.125%, 6/15/39	190	215,759
Broadcom, Inc. (a)(b),
4.25%, 4/15/26	550	568,667
4.75%, 4/15/29	190	201,109
Capital One Financial Corp.,
3.20%, 1/30/23	590	605,571
3.80%, 1/31/28	195	206,052
Charter Communications Operating LLC,
4.908%, 7/23/25	550	604,439
5.75%, 4/1/48	90	102,769
Cimarex Energy Co.,
3.90%, 5/15/27	415	422,900
4.375%, 6/1/24	280	294,132

	Principal Amount (000s)	Value
Citibank N.A., (converts to FRN on 2/19/21) (i),
3.165%, 2/19/22	$740	$750,260
Citigroup, Inc.,
4.65%, 7/30/45	90	108,939
4.65%, 7/23/48	85	104,166
5.00%, 9/12/24, Ser. U (converts to FRN on 9/24/24) (e)(i)	185	187,373
Columbia Pipeline Group, Inc.,
4.50%, 6/1/25	425	458,310
5.80%, 6/1/45	85	106,789
Comcast Corp.,
3.20%, 7/15/36	375	384,978
3.375%, 2/15/25	570	601,072
CSX Corp.,
4.75%, 5/30/42	90	105,206
CVS Health Corp.,
4.10%, 3/25/25	440	470,008
4.875%, 7/20/35	240	268,532
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (e)(i),
5.50%, 10/30/27	185	187,921
Discovery Communications LLC,
3.95%, 3/20/28	100	104,215
Duke Energy Carolinas LLC,
3.75%, 6/1/45	85	92,031
Duke Energy Corp., (converts to FRN on 9/16/24) (e)(i),
4.875%, 9/16/24	130	133,201
Duke Energy Progress LLC,
6.125%, 9/15/33	25	32,574
Edison International,
2.95%, 3/15/23	300	300,409
El Paso Natural Gas Co. LLC,
8.375%, 6/15/32	142	196,456
Energy Transfer Operating L.P.,
6.50%, 2/1/42	195	235,124
Enterprise Products Operating LLC, Ser. E, (converts to FRN on 8/16/27) (i),
5.25%, 8/16/77	190	189,456
Fifth Third Bancorp, 3 mo. LIBOR + 3.033%, (converts to FRN on 6/30/23) (e)(i),
5.10%, 6/30/23	185	187,312
First Maryland Capital II, 3 mo. LIBOR + 0.850% (i),
3.103%, 2/1/27	40	37,107
Fiserv, Inc.,
4.40%, 7/1/49	60	67,207
Five Corners Funding Trust (a)(b),
4.419%, 11/15/23	555	599,885
Ford Motor Credit Co. LLC,
3.336%, 3/18/21	310	311,365
3.813%, 10/12/21	295	298,985
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (e)(i),
5.00%, 1/21/21	360	341,775
General Motors Financial Co., Inc.,
3.55%, 7/8/22	325	331,954
Global Payments, Inc.,
2.65%, 2/15/25	295	296,460
Harborwalk Funding Trust, (converts to FRN on 2/15/49) (a)(b)(i),
5.077%, 2/15/69	150	183,423
Hess Corp.,
4.30%, 4/1/27	350	366,000
7.125%, 3/15/33	160	199,655
Honeywell International, Inc.,
1.85%, 11/1/21	250	249,807
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (e)(i),
5.70%, 4/15/23	185	188,568
Huntington Capital Trust I, 3 mo. USD-LIBOR + 0.700% (i),
2.956%, 2/1/27	495	445,945

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	151

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
Jersey Central Power & Light Co.,
6.15%, 6/1/37	$95	$123,359
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (i),
3.216%, 2/2/37	445	373,336
Kinder Morgan, Inc.,
4.30%, 6/1/25	455	492,337
L3Harris Technologies, Inc. (a)(b),
3.85%, 12/15/26	225	242,650
3.95%, 5/28/24	150	159,240
4.40%, 6/15/28	220	247,364
Lincoln National Corp., 3 mo. USD-LIBOR + 2.358% (i),
4.481%, 5/17/66	550	446,655
Lowe’s Cos., Inc.,
4.65%, 4/15/42	70	79,224
Manufacturers & Traders Trust Co.,
2.625%, 1/25/21	685	690,279
Massachusetts Institute of Technology,
5.60%, 7/1/11	45	76,882
MetLife, Inc. (a)(b),
9.25%, 4/8/38	95	137,598
Microsoft Corp.,
4.875%, 12/15/43	225	298,345
MidAmerican Energy Co.,
3.65%, 8/1/48	115	125,921
MPLX L.P.,
4.00%, 3/15/28	125	130,443
New York Life Insurance Co. (a)(b),
4.45%, 5/15/69	135	158,178
NiSource, Inc.,
3.49%, 5/15/27	705	740,321
Northrop Grumman Corp.,
2.93%, 1/15/25	600	618,556
3.25%, 1/15/28	240	252,164
4.03%, 10/15/47	40	45,399
Nuveen Finance LLC (a)(b),
4.125%, 11/1/24	690	745,594
Occidental Petroleum Corp.,
4.85%, 3/15/21	850	879,108
Oncor Electric Delivery Co. LLC (a)(b),
3.10%, 9/15/49	150	149,937
Oracle Corp.,
2.50%, 5/15/22	295	298,723
PepsiCo, Inc.,
4.45%, 4/14/46	145	180,790
Plains All American Pipeline L.P.,
4.65%, 10/15/25	415	444,306
6.125%, 11/15/22, Ser. B (converts to FRN on 11/15/22) (e)(i)	235	221,718
6.65%, 1/15/37	170	200,464
PPL Electric Utilities Corp.,
3.00%, 10/1/49	135	131,136
Public Service Co. of Colorado, Ser. 34,
3.20%, 3/1/50	110	112,181
Public Service Electric & Gas Co.,
3.20%, 8/1/49	110	113,067
San Diego Gas & Electric Co., Ser. NNN,
3.60%, 9/1/23	610	640,317
Sempra Energy,
3.55%, 6/15/24	275	286,782
Simon Property Group L.P.,
3.25%, 9/13/49	100	97,775
Southern California Edison Co.,
3.90%, 12/1/41	195	197,947
State Street Corp., 3 mo. LIBOR + 1.000% (i),
3.119%, 6/15/47	600	461,082
SunTrust Banks, Inc.,
2.70%, 1/27/22	885	894,884
Synchrony Financial,
3.70%, 8/4/26	250	255,062
Time Warner Cable LLC,
4.50%, 9/15/42	105	103,501
6.55%, 5/1/37	115	138,181

	Principal Amount (000s)	Value
Toledo Edison Co.,
6.15%, 5/15/37	$90	$123,353
TWDC Enterprises 18 Corp.,
2.35%, 12/1/22	285	289,436
United Parcel Service, Inc.,
3.40%, 9/1/49	150	152,941
United Technologies Corp.,
1.90%, 5/4/20	660	659,406
4.15%, 5/15/45	165	190,457
UnitedHealth Group, Inc.,
3.50%, 8/15/39	235	245,581
Verizon Communications, Inc.,
5.25%, 3/16/37	245	304,981
Viacom, Inc.,
5.25%, 4/1/44	45	51,365
Virginia Electric & Power Co.,
2.75%, 3/15/23, Ser. C	475	485,248
3.80%, 9/15/47, Ser. B	150	163,648
Walt Disney Co. (a)(b),
4.75%, 11/15/46	135	177,309
Wells Fargo & Co.,
4.40%, 6/14/46	80	90,111
Wells Fargo Capital X,
5.95%, 12/15/36	110	135,202

		34,290,782

Total Corporate Bonds & Notes (cost—$35,917,289)		35,676,201

	Shares

Mutual Funds (g)—19.6%
AllianzGI Focused Growth (j)	88,054	4,246,825
AllianzGI Global Small-Cap Opportunities	175,792	2,828,496
AllianzGI International Growth (k)	752,260	11,148,486
AllianzGI Mid-Cap (h)	978,059	4,244,775
AllianzGI NFJ Mid-Cap Value (j)	127,681	4,272,200
AllianzGI Small-Cap (j)	144,654	2,819,302

Total Mutual Funds (cost—$30,048,659)		29,560,084

Exchange-Traded Funds—15.2%
Invesco DB Precious Metals	101,700	4,167,666
iShares JPMorgan USD Emerging Markets Bond	37,800	4,284,630
iShares Morningstar Small-Cap Growth	28,900	5,625,579
PIMCO 15+ Year U.S. TIPS Index (g)	91,500	6,727,995
VanEck Vectors J.P. Morgan EM Local Currency Bond	65,000	2,145,000

Total Exchange-Traded Funds (cost—$23,056,034)		22,950,870

Preferred Stock—0.3%

Brazil—0.1%
Petroleo Brasileiro S.A.	4,300	28,512
Telefonica Brasil S.A.	3,500	46,279

		74,791

Colombia—0.0%
Avianca Holdings S.A.	35,036	15,303
Banco Davivienda S.A.	2,101	25,659
Grupo Aval Acciones y Valores S.A.	9,215	3,442

		44,404

Germany—0.0%
Sixt SE	309	20,311

Korea (Republic of)—0.1%
Samsung Electronics Co., Ltd.	2,067	68,230

	Shares	Value

United States—0.1%
Energy Transfer Operating L.P., Ser. E (e)(i)	7,470	$189,290

Total Preferred Stock (cost—$394,288)		397,026

	Principal Amount (000s)

U.S. Treasury Obligations—0.2%
U.S. Treasury Bonds, 2.875%, 5/15/49	$97	113,240
U.S. Treasury Notes, 1.625%, 8/15/29	140	139,420

Total U.S. Treasury Obligations (cost—$251,297)		252,660

	Shares

Rights—0.0%

Singapore—0.0%
Keppel DC REIT, exercise price SGD 1.71, expires 10/7/19 (d)(f)(k) (cost—$0)	1,428	207

	Principal Amount (000s)

Repurchase Agreements—9.3%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $13,954,136; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $14,234,836 including accrued interest
(cost—$13,954,000)	$13,954	13,954,000

Total Investments (cost—$142,134,916) (c)—97.3%		146,547,232

Other assets less liabilities (l)—2.7%		4,067,535

Net Assets—100.0%		$150,614,767

Notes to Schedule of Investments:

† Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $5,375,446, representing 3.6% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,726,328, representing 3.8% of net assets.

(c) Securities with an aggregate value of $16,255,570, representing 10.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Fair-Valued—Securities with an aggregate value of $418,223, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

152	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

(e) Perpetual maturity. The date shown, if any, is the next call date.

(f) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Affiliated fund.

(h) Institutional Class share.

(i) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(j) Class R6 share.

(k) Non-income producing.

(l) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
2-Year U.S. Treasury Note	1	12/31/19		$200	$216	$84
10-Year U.S. Treasury Note	94	12/19/19		9,400	12,249	(87,276)
10-Year Ultra U.S. Treasury Bond	6	12/19/19		600	854	7,098
Dow Jones U.S. Real Estate Index	120	12/20/19		12	4,421	76,532
Euro-Bund 10-Year Bond	35	12/6/19	EUR	3,500	5,564	52,299
E-mini S&P 500 Index	108	12/20/19		$5	16,084	(25,283)
Japanese Yen	62	12/16/19		78	7,206	(35,041)
MSCI EAFE Index	64	12/20/19		3	6,075	7,895
MSCI Emerging Markets	71	12/20/19		4	3,557	(57,161)
SPI 200 Index	38	12/19/19	AUD	1	4,285	(4,585)
U.S. Long Bond	11	12/19/19		$1,100	1,785	19,542
Ultra U.S. Treasury Bond	6	12/19/19		600	1,151	33,770

						$(12,126)

Short position contracts:
5-Year U.S. Treasury Note	(15)	12/31/19		$(1,500)	$(1,787)	$(3,182)
TOPIX Index	(20)	12/12/19	JPY	(200)	(2,938)	(124,939)

						$(128,121)

						$(140,247)

Forward foreign currency contracts outstanding at September 30, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2019	Unrealized Appreciation (Depreciation)
Sold:
1,868 Yuan Renminbi settling 10/8/19	State Street Bank and Trust Co.	$262	$262	$—

(m) At September 30, 2019, the Fund pledged $3,047,937 in cash as collateral for futures contracts.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

EAFE—Europe, Australasia and Far East

EUR—Euro

FRN—Floating Rate Note

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SGD—Singapore Dollar

TIPS—Treasury Inflation Protected Securities

TOPIX—Tokyo Stock Price Index

UNIT—More than one class of securities traded together

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	153

Schedule of Investments

September 30, 2019

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	19.6%
Exchange-Traded Funds	15.2%
Banks	6.7%
Oil, Gas & Consumable Fuels	3.9%
Electric Utilities	3.6%
Insurance	2.9%
Pharmaceuticals	2.5%
Aerospace & Defense	2.4%
Media	2.0%
Pipelines	1.9%
Diversified Financial Services	1.6%
Software	1.4%
Diversified Telecommunication Services	1.2%
Healthcare Providers & Services	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Technology Hardware, Storage & Peripherals	0.9%
Food Products	0.8%
IT Services	0.8%
Telecommunications	0.8%
Food & Staples Retailing	0.8%
Hotels, Restaurants & Leisure	0.7%
Healthcare Equipment & Supplies	0.7%
Auto Manufacturers	0.7%
Specialty Retail	0.6%
Interactive Media & Services	0.6%
Semiconductors & Semiconductor Equipment	0.6%
Internet & Direct Marketing Retail	0.5%
Semiconductors	0.5%
Healthcare-Products	0.5%
Trading Companies & Distributors	0.5%
Metals & Mining	0.4%
Wireless Telecommunication Services	0.4%
Multi-Utilities	0.4%
Construction & Engineering	0.4%
Real Estate Management & Development	0.4%
Household Products	0.4%
Beverages	0.4%
Commercial Services & Supplies	0.4%
Road & Rail	0.4%
Automobiles	0.4%
Electronic Equipment, Instruments & Components	0.3%
Miscellaneous Manufacturing	0.3%
Computers	0.3%
Capital Markets	0.3%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Food & Beverage	0.3%
Chemicals	0.3%
Communications Equipment	0.3%
Household Durables	0.3%
Commercial Services	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Life Sciences Tools & Services	0.3%
Airlines	0.2%
Personal Products	0.2%
Machinery	0.2%
Auto Components	0.2%
Electrical Equipment	0.2%
Transportation	0.2%

U.S. Treasury Obligations	0.2%
Electronics	0.2%
Healthcare-Services	0.2%
Independent Power Producers & Energy Traders	0.2%
Biotechnology	0.1%
Multi-Line Retail	0.1%
Transportation Infrastructure	0.1%
Building Products	0.1%
Consumer Finance	0.1%
Entertainment	0.1%
Construction Materials	0.1%
Industrial Conglomerates	0.1%
Professional Services	0.1%
Tobacco	0.1%
Gas Utilities	0.1%
Paper & Forest Products	0.1%
Leisure Equipment & Products	0.1%
Internet	0.1%
Diversified Consumer Services	0.1%
Containers & Packaging	0.1%
Retail	0.1%
Air Freight & Logistics	0.0%
Thrifts & Mortgage Finance	0.0%
Marine	0.0%
Water Utilities	0.0%
Energy Equipment & Services	0.0%
Distributors	0.0%
Repurchase Agreements	9.3%
Other assets less liabilities	2.7%

100.0%

AllianzGI Global High Yield Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—93.9%

Australia—0.7%
FMG Resources August 206 Pty Ltd. (a)(b),
5.125%, 5/15/24	$100	$104,375
Nufarm Australia Ltd. (a)(b),
5.75%, 4/30/26	75	74,437

		178,812

Brazil—2.3%
BRF GmbH,
4.35%, 9/29/26	200	198,752
Petrobras Global Finance BV,
5.093%, 1/15/30	339	354,052

		552,804

Canada—4.2%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	150	155,325
Cott Holdings, Inc. (a)(b),
5.50%, 4/1/25	250	260,320
Kronos Acquisition Holdings, Inc. (a)(b),
9.00%, 8/15/23	150	132,750
Rockpoint Gas Storage Canada Ltd. (a)(b),
7.00%, 3/31/23	200	202,000
Superior Plus L.P. (a)(b),
7.00%, 7/15/26	250	265,005

		1,015,400

China—2.1%
Country Garden Holdings Co., Ltd.,
8.00%, 1/27/24	200	217,703
Eagle Intermediate Global Holding BV,
5.375%, 5/1/23	€100	97,572
Yuzhou Properties Co., Ltd.,
6.00%, 10/25/23	$200	183,583

		498,858

Colombia—0.9%
Millicom International Cellular S.A. (a)(b),
6.25%, 3/25/29	200	218,920

France—2.0%
Altice France S.A.,
5.625%, 5/15/24	€60	67,491
7.375%, 5/1/26 (a)(b)	$200	215,192
BNP Paribas S.A., USD 5 Year Swap Rate + 6.314% (a)(b)(c)(d),
7.625%, 3/30/21	200	210,875

		493,558

Germany—1.2%
Consus Real Estate AG (a)(b),
9.625%, 5/15/24	€150	164,884
Techem Verwaltungsgesellschaft 674 mbH (a)(b),
6.00%, 7/30/26	100	118,267

		283,151

Guatemala—0.9%
Central American Bottling Corp.,
5.75%, 1/31/27	$200	212,502

Indonesia—1.7%
Listrindo Capital BV,
4.95%, 9/14/26	200	203,450
Theta Capital Pte Ltd.,
7.00%, 4/11/22	200	202,025

		405,475

154	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value

Ireland—3.0%
Avolon Holdings Funding Ltd. (a)(b),
5.25%, 5/15/24	$150	$161,083
C&W Senior Financing DAC,
6.875%, 9/15/27	200	208,000
Eircom Finance DAC,
3.50%, 5/15/26	€200	233,139
Virgin Media Receivables Financing Notes II DAC,
5.75%, 4/15/23	£100	126,392

		728,614

Israel—0.4%
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21	$100	91,750

Italy—4.1%
Assicurazioni Generali SpA, (converts to FRN on 6/8/28) (d),
5.00%, 6/8/48	€100	128,004
Enel SpA, USD 5 Year Swap Rate + 5.880% (a)(b)(d),
8.75%, 9/24/73	$200	234,461
F-Brasile SpA, Ser. XR (a)(b),
7.375%, 8/15/26	200	209,000
Intesa Sanpaolo SpA,
6.625%, 9/13/23	€150	196,897
Societa Cattolica di Assicurazioni SC, 3 mo. EURIBOR + 4.46% (d),
4.25%, 12/14/47	100	112,508
Telecom Italia SpA,
2.75%, 4/15/25	100	114,054

		994,924

Luxembourg—1.4%
Altice Financing S.A. (a)(b),
7.50%, 5/15/26	$200	212,998
Altice Luxembourg S.A. (b),
8.00%, 5/15/27	€100	119,988

		332,986

Mexico—0.4%
Petroleos Mexicanos (a)(b),
6.49%, 1/23/27	$100	104,222

Netherlands—3.1%
Atradius Finance BV, (converts to FRN on 9/23/24) (d),
5.25%, 9/23/44	€100	123,303
Intertrust Group BV (a)(b),
3.375%, 11/15/25	150	172,558
Koninklijke KPN NV, USD 10 Year Swap Rate + 5.33% (d),
7.00%, 3/28/73	$200	216,804
Starfruit Finco BV,
6.50%, 10/1/26	€100	111,581
Sunshine Mid BV (a)(b),
6.50%, 5/15/26	100	114,960

		739,206

Nigeria—0.8%
IHS Netherlands Holdco BV (a)(b),
8.00%, 9/18/27	$200	204,392

Norway—0.7%
Aker BP ASA (a)(b),
5.875%, 3/31/25	150	158,440

Portugal—1.6%
Caixa Geral de Depositos S.A., (converts to FRN on 3/30/22) (c)(d),
10.75%, 3/30/22	€200	254,040
EDP—Energias de Portugal S.A., (converts to FRN on 1/30/24) (d),
4.496%, 4/30/79	100	121,146

		375,186

	Principal Amount (000s)	Value

Singapore—0.9%
Avation Capital S.A. (a)(b),
6.50%, 5/15/21	$200	$208,000

Spain—1.2%
Cirsa Finance International Sarl (a)(b),
4.75%, 5/22/25	€150	172,649
Tasty Bondco 1 S.A. (a)(b),
6.25%, 5/15/26	100	115,061

		287,710

Switzerland—0.5%
Selecta Group BV,
5.875%, 2/1/24	100	113,553

United Arab Emirates—0.4%
Shelf Drilling Holdings Ltd. (a)(b),
8.25%, 2/15/25	$100	85,500

United Kingdom—3.9%
AA Bond Co., Ltd.,
5.50%, 7/31/43	£100	106,617
CPUK Finance Ltd. (a)(b),
4.875%, 2/28/47	100	127,199
CYBG PLC, (converts to FRN on 12/14/23) (d),
7.875%, 12/14/28	100	131,503
Galaxy Bidco Ltd. (a)(b),
6.50%, 7/31/26	100	122,178
Iceland Bondco PLC,
4.625%, 3/15/25	200	207,252
Miller Homes Group Holdings PLC,
5.50%, 10/15/24	100	126,033
Phoenix Group Holdings PLC,
4.125%, 7/20/22	100	128,100

		948,882

United States—55.5%
Albertsons Cos., Inc. (a)(b),
5.875%, 2/15/28	$50	53,047
7.50%, 3/15/26	150	167,625
Allied Universal Holdco LLC (a)(b),
9.75%, 7/15/27	150	156,693
Ally Financial, Inc.,
8.00%, 11/1/31	150	208,125
AmeriGas Partners L.P.,
5.875%, 8/20/26	50	55,078
BCPE Cycle Merger Sub II, Inc. (a)(b),
10.625%, 7/15/27	125	120,937
Brink’s Co. (a)(b),
4.625%, 10/15/27	200	201,627
BWX Technologies, Inc. (a)(b),
5.375%, 7/15/26	100	105,625
Capitol Investment Merger Sub 2 LLC (a)(b),
10.00%, 8/1/24	150	156,000
Catalent Pharma Solutions, Inc. (a)(b),
5.00%, 7/15/27	150	156,000
CCO Holdings LLC (a)(b),
5.00%, 2/1/28	100	103,625
5.375%, 6/1/29	100	106,750
Cheniere Corpus Christi Holdings LLC,
5.875%, 3/31/25	200	222,750
CIT Group, Inc.,
6.125%, 3/9/28	200	234,000
Clearway Energy Operating LLC,
5.375%, 8/15/24	50	51,438
5.75%, 10/15/25 (a)(b)	100	105,625
Cleveland-Cliffs, Inc. (a)(b),
5.875%, 6/1/27	150	142,440
Covanta Holding Corp.,
5.875%, 7/1/25	150	156,937
Crown European Holdings S.A.,
3.375%, 5/15/25	€200	242,361
CSC Holdings LLC (a)(b),
5.75%, 1/15/30	$200	209,274

	Principal Amount (000s)	Value
CyrusOne L.P.,
5.375%, 3/15/27	$100	$107,000
DCP Midstream Operating L.P. (a)(b),
6.75%, 9/15/37	50	52,875
Dole Food Co., Inc. (a)(b),
7.25%, 6/15/25	150	142,125
Dun & Bradstreet Corp. (a)(b),
10.25%, 2/15/27	85	94,350
Eagle Holding Co. II LLC, PIK 7.75% (a)(b),
7.75%, 5/15/22	100	101,000
Encompass Health Corp.,
4.50%, 2/1/28	250	253,375
Energizer Holdings, Inc. (a)(b),
6.375%, 7/15/26	150	161,046
EnLink Midstream Partners L.P.,
4.85%, 7/15/26	200	190,750
First Quality Finance Co., Inc. (a)(b),
5.00%, 7/1/25	50	51,750
Five Point Operating Co. L.P. (a)(b),
7.875%, 11/15/25	125	127,187
General Electric Co.,
1.50%, 5/17/29	€100	110,245
5.00%, 1/21/21, Ser. D (converts to FRN on 1/21/21) (c)(d)	$150	142,406
Granite Merger Sub 2, Inc. (a)(b),
11.00%, 7/15/27	100	99,750
Hanesbrands, Inc. (a)(b),
4.625%, 5/15/24	150	158,814
Harsco Corp. (a)(b),
5.75%, 7/31/27	150	156,570
HCA, Inc.,
5.625%, 9/1/28	100	111,680
5.875%, 2/1/29	100	112,000
Hertz Corp. (a)(b),
7.125%, 8/1/26	150	156,844
Hill-Rom Holdings, Inc. (a)(b),
4.375%, 9/15/27	50	51,243
iHeartCommunications, Inc. (a)(b),
5.25%, 8/15/27	250	260,625
Installed Building Products, Inc. (a)(b),
5.75%, 2/1/28	50	51,688
Itron, Inc. (a)(b),
5.00%, 1/15/26	250	258,200
Jagged Peak Energy LLC,
5.875%, 5/1/26	25	25,188
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	120	123,713
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	100	107,000
Lennar Corp.,
4.75%, 5/30/25	100	107,250
Levi Strauss & Co.,
3.375%, 3/15/27	€100	116,556
Meritage Homes Corp.,
7.00%, 4/1/22	$100	109,625
MGM Resorts International,
5.75%, 6/15/25	200	221,250
Molina Healthcare, Inc.,
5.375%, 11/15/22	100	106,379
Moss Creek Resources Holdings, Inc. (a)(b),
7.50%, 1/15/26	125	92,656
MSCI, Inc. (a)(b),
5.375%, 5/15/27	100	107,000
MTS Systems Corp. (a)(b),
5.75%, 8/15/27	100	104,250
Navient Corp.,
5.625%, 8/1/33	150	127,407
Netflix, Inc. (a)(b),
4.625%, 5/15/29	€100	121,487
NGPL PipeCo LLC (a)(b),
7.768%, 12/15/37	$150	194,534

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	155

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27	$250	$253,750
Parsley Energy LLC (a)(b),
5.625%, 10/15/27	50	51,875
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27	150	158,250
QEP Resources, Inc.,
5.625%, 3/1/26	100	86,500
Qualitytech L.P. (a)(b),
4.75%, 11/15/25	100	103,500
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	100	92,490
Range Resources Corp.,
5.00%, 3/15/23	150	131,625
Refinitiv U.S. Holdings, Inc.,
6.875%, 11/15/26	€100	122,292
Reynolds Group Issuer, Inc. (a)(b),
7.00%, 7/15/24	$100	103,813
Scientific Games International, Inc.,
5.50%, 2/15/26	€100	108,863
Scripps Escrow, Inc. (a)(b),
5.875%, 7/15/27	$150	152,625
Seagate HDD Cayman,
4.75%, 1/1/25	98	101,660
4.875%, 3/1/24	150	157,676
Select Medical Corp. (a)(b),
6.25%, 8/15/26	50	52,375
Service Corp. International,
4.625%, 12/15/27	150	156,562
Sirius XM Radio, Inc. (a)(b),
5.375%, 7/15/26	150	158,041
Smithfield Foods, Inc. (a)(b),
4.25%, 2/1/27	50	51,842
Springleaf Finance Corp.,
6.875%, 3/15/25	200	220,875
Sprint Capital Corp.,
8.75%, 3/15/32	200	247,190
Sprint Communications, Inc.,
6.00%, 11/15/22	50	53,250
Sprint Corp.,
7.875%, 9/15/23	100	110,096
SRC Energy, Inc.,
6.25%, 12/1/25	50	49,749
Staples, Inc. (a)(b),
10.75%, 4/15/27	50	51,500
Sunoco L.P.,
5.875%, 3/15/28	250	265,937

	Principal Amount (000s)	Value
T-Mobile USA, Inc.,
4.75%, 2/1/28	$50	$52,513
Talen Energy Supply LLC (a)(b),
6.625%, 1/15/28	150	148,125
7.25%, 5/15/27	50	51,065
Tenet Healthcare Corp.,
4.625%, 7/15/24	200	206,296
Tenet Healthcare Corp. (a)(b),
6.25%, 2/1/27	50	52,058
Tennant Co.,
5.625%, 5/1/25	100	104,500
TransDigm, Inc. (a)(b),
6.25%, 3/15/26	200	215,250
Transocean, Inc.,
6.80%, 3/15/38	50	31,000
Tronox, Inc. (a)(b),
6.50%, 4/15/26	150	143,625
United Airlines Holdings, Inc.,
4.875%, 1/15/25	100	105,460
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27	200	212,420
Vistra Operations Co. LLC (a)(b),
5.50%, 9/1/26	200	209,740
Vistra Operations Co. LLC (a)(b),
5.00%, 7/31/27	100	103,218
Voya Financial, Inc., (converts to FRN on 1/23/28) (d),
4.70%, 1/23/48	130	122,080
Waste Pro USA, Inc. (a)(b),
5.50%, 2/15/26	200	207,192
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	200	213,960
William Carter Co. (a)(b),
5.625%, 3/15/27	110	118,112
WPX Energy, Inc.,
5.75%, 6/1/26	50	51,438
Wyndham Destinations, Inc.,
6.35%, 10/1/25	150	166,500
Wynn Las Vegas LLC (a)(b),
5.25%, 5/15/27	180	185,175
Yum! Brands, Inc. (a)(b),
4.75%, 1/15/30	50	51,688

		13,365,526

Total Corporate Bonds & Notes (cost—$22,190,087)		22,598,371

	Principal Amount (000s)	Value

Short-Term Investments—7.5%

Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $1,062,010; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,083,896 including accrued interest
(cost—$1,062,000)	$1,062	$1,062,000

U.S. Treasury Obligation (e)—3.1%
U.S. Treasury Bill, 1.75%, 9/10/20 (cost—$737,809)	750	737,809

Total Short-Term Investments (cost—$1,799,809)		1,799,809

Total Investments (cost—$23,989,896)—101.4%		24,398,180

Liabilities in excess of other assets (f)—(1.4)%		(330,222)

Net Assets—100.0%		$24,067,958

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $12,103,002, representing 50.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $12,222,990, representing 50.8% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(e) Rates reflect the effective yields at purchase date.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation
Short position contracts:
5-Year U.S. Treasury Note	(15)	12/31/19	$(1,500)		$(1,787)	$5,039
E-mini S&P 500 Index	(2)	12/20/19	(—	)(h)	(298)	3,000

						$8,039

Forward foreign currency contracts outstanding at September 30, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Purchased:
113,386 Euro Currency settling 12/10/19	JPMorgan Chase	$126,053	$124,229	$—	$(1,824)

Sold:
3,500,464 Euro Currency settling 12/10/19	Goldman Sachs	3,886,817	3,835,193	51,624	—
791,317 Pound Sterling settling 12/10/19	Goldman Sachs	979,619	975,660	3,959	—
84,717 Pound Sterling settling 12/10/19	JPMorgan Chase	105,492	104,453	1,039	—

				$56,622	$(1,824)

156	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

(g) At September 30, 2019, the Fund pledged $12,701 in cash as collateral for futures contracts.

(h) Notional amount rounds to less than 500.

Glossary:

£—British Pound

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

FRN—Floating Rate Note

MSCI—Morgan Stanley Capital International

PIK—Payment-in-Kind

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	7.3%
Telecommunications	6.7%
Media	6.0%
Food & Beverage	5.9%
Commercial Services	5.6%
Electric Utilities	5.1%
Healthcare-Services	4.4%
Banks	4.3%
Real Estate	4.2%
Diversified Financial Services	3.8%
U.S. Treasury Obligations	3.1%
Insurance	3.1%
Pipelines	2.7%
Retail	2.7%
Lodging	2.4%
Aerospace & Defense	2.2%
Healthcare Providers & Services	1.7%
Entertainment	1.7%
Home Builders	1.6%
Software	1.6%
Apparel & Textiles	1.6%
Environmental Services	1.5%
Computers	1.5%
Containers & Packaging	1.4%
Chemicals	1.4%
Electronics	1.1%
Auto Components	1.1%
Miscellaneous Manufacturing	1.1%
Machinery-Diversified	0.9%
Diversified Telecommunication Services	0.9%
Leisure	0.9%
Engineering & Construction	0.9%
Electrical Equipment	0.7%
Distribution/Wholesale	0.7%
Diversified Consumer Services	0.7%
Iron/Steel	0.6%
Household Products/Wares	0.6%
Internet	0.5%
Equity Real Estate Investment Trusts (REITs)	0.4%
Machinery-Construction & Mining	0.4%
Airlines	0.4%
Mining	0.4%
Textiles	0.4%
Pharmaceuticals	0.4%
Consumer Products	0.2%
Healthcare-Products	0.2%
Repurchase Agreements	4.4%
Liabilities in excess of other assets	(1.4)%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value

Common Stock—96.5%

Australia—1.4%
CSL Ltd.	2,183	$345,158

Canada—1.1%
Gibson Energy, Inc.	16,290	279,728

Denmark—1.4%
Novo Nordisk A/S, Class B	6,780	350,364

France—2.3%
Bureau Veritas S.A.	11,989	288,573
Credit Agricole S.A.	23,541	284,935

		573,508

Germany—7.2%
Adidas AG	2,032	632,652
Covestro AG (a)	3,051	150,970
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,115	546,300
SAP SE	4,150	488,344

		1,818,266

Hong Kong—1.1%
AIA Group Ltd.	30,200	284,817

Japan—4.2%
Daikin Industries Ltd.	4,200	553,934
Keyence Corp.	800	497,965

		1,051,899

Korea (Republic of)—1.5%
Samsung Electronics Co., Ltd. GDR	360	366,793

Spain—3.6%
Amadeus IT Group S.A.	8,115	581,453
Industria de Diseno Textil S.A.	10,258	317,460

		898,913

Sweden—3.5%
Assa Abloy AB, Class B	18,384	408,697
Atlas Copco AB, Class A	15,053	463,529

		872,226

Switzerland—3.7%
Roche Holding AG	2,006	584,076
UBS Group AG (c)	29,501	334,967

		919,043

United Kingdom—11.2%
AstraZeneca PLC	5,808	518,591
Prudential PLC	26,885	487,189
Reckitt Benckiser Group PLC	6,130	478,627
Royal Dutch Shell PLC, Class B	19,744	583,542
Unilever PLC	8,799	528,837
Vodafone Group PLC	113,634	226,393

		2,823,179

United States—54.3%
AbbVie, Inc.	4,243	321,280
Accenture PLC, Class A	3,013	579,551
Adobe, Inc. (c)	2,278	629,297
Agilent Technologies, Inc.	8,768	671,892
Alphabet, Inc., Class A (c)	438	534,859
American Express Co.	5,508	651,486
Apple, Inc.	3,298	738,653
Bright Horizons Family Solutions, Inc. (c)	2,830	431,575
Citigroup, Inc.	5,693	393,272
Colgate-Palmolive Co.	4,947	363,654
Eaton Corp. PLC	4,212	350,228
Ecolab, Inc.	2,786	551,739

	Shares	Value
EOG Resources, Inc.	4,340	$322,115
Estee Lauder Cos., Inc., Class A	2,358	469,124
International Flavors & Fragrances, Inc.	4,027	494,073
Intuit, Inc.	2,809	747,025
Johnson & Johnson	3,329	430,706
Microsoft Corp.	7,820	1,087,215
Mondelez International, Inc., Class A	7,562	418,330
S&P Global, Inc.	3,133	767,522
Starbucks Corp.	8,186	723,806
UnitedHealth Group, Inc.	2,358	512,441
Visa, Inc., Class A	5,982	1,028,964
Xylem, Inc.	5,243	417,448

		13,636,255

Total Common Stock (cost—$20,736,737)		24,220,149

	Principal Amount (000s)

Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $882,009; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $899,932 including accrued interest
(cost—$882,000)	$882	882,000

Total Investments (cost—$21,618,737) (b)—100.0%		25,102,149

Liabilities in excess of other assets—(0.0)%		(4,592)

Net Assets—100.0%		$25,097,557

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $150,970, representing 0.6% of net assets.

(b) Securities with an aggregate value of $9,666,424, representing 38.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	157

Schedule of Investments

September 30, 2019

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Software	11.8%
IT Services	8.7%
Pharmaceuticals	7.5%
Insurance	5.2%
Chemicals	4.8%
Oil, Gas & Consumable Fuels	4.7%
Technology Hardware, Storage & Peripherals	4.4%
Capital Markets	4.4%
Personal Products	4.0%
Building Products	3.8%
Machinery	3.5%
Household Products	3.4%
Hotels, Restaurants & Leisure	2.9%
Banks	2.7%
Life Sciences Tools & Services	2.7%
Biotechnology	2.7%
Consumer Finance	2.6%
Textiles, Apparel & Luxury Goods	2.5%
Interactive Media & Services	2.1%
Healthcare Providers & Services	2.0%
Electronic Equipment, Instruments & Components	2.0%
Diversified Consumer Services	1.7%
Food Products	1.7%
Electrical Equipment	1.4%
Specialty Retail	1.3%
Professional Services	1.1%
Wireless Telecommunication Services	0.9%
Repurchase Agreements	3.5%
Liabilities in excess of other assets	(0.0)%

100.0%

AllianzGI Global Water Fund

	Shares	Value

Common Stock—98.9%

Austria—2.5%
ANDRITZ AG	366,371	$14,971,827

Brazil—1.7%
Cia de Saneamento Basico do Estado de Sao Paulo	851,400	10,163,646

China—4.7%
Beijing Enterprises Water Group Ltd. (b)	12,616,000	6,455,255
China Everbright International Ltd.	10,407,000	8,004,993
China Water Affairs Group Ltd.	7,292,000	5,667,683
Guangdong Investment Ltd.	4,292,000	8,399,970

		28,527,901

Finland—0.7%
Uponor Oyj	383,826	4,080,589

France—10.1%
Suez	1,284,389	20,186,215
Veolia Environnement S.A.	1,638,943	41,517,061

		61,703,276

Netherlands—1.5%
Arcadis NV	482,308	9,012,961

Sweden—2.9%
Alfa Laval AB	910,747	17,963,659

Switzerland—4.5%
Geberit AG	44,280	21,160,749
Landis+Gyr Group AG (b)	69,285	6,210,410

		27,371,159

United Kingdom—12.0%
Halma PLC	1,331,376	32,226,505
Pennon Group PLC	1,524,582	15,502,521
Severn Trent PLC	468,578	12,472,267
United Utilities Group PLC	1,307,135	13,268,091

		73,469,384

United States—58.3%
Agilent Technologies, Inc.	109,027	8,354,739
American States Water Co.	136,450	12,261,397
American Water Works Co., Inc.	513,039	63,734,835
AO Smith Corp.	130,308	6,216,995
Aqua America, Inc.	559,050	25,062,211
California Water Service Group	262,495	13,893,860
Danaher Corp.	299,179	43,210,423
IDEX Corp.	216,160	35,424,301
Itron, Inc. (b)	181,552	13,427,586
Mueller Water Products, Inc., Class A	928,724	10,438,858
PerkinElmer, Inc.	195,350	16,637,959
Tetra Tech, Inc.	303,267	26,311,445
Thermo Fisher Scientific, Inc.	64,303	18,729,535
Waste Management, Inc.	158,131	18,185,065
Xylem, Inc.	556,635	44,319,279

		356,208,488

Total Common Stock (cost—$471,980,076)		603,472,890

	Principal Amount (000s)	Value

Repurchase Agreements—0.3%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $2,036,020; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $2,078,296 including accrued interest
(cost—$2,036,000)	$2,036	$2,036,000

Total Investments (cost—$474,016,076) (a)—99.2%		605,508,890

Other assets less liabilities—0.8%		5,050,163

Net Assets—100.0%		$610,559,053

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $221,598,235, representing 36.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Water Utilities	30.6%
Machinery	20.2%
Multi-Utilities	10.1%
Commercial Services & Supplies	8.6%
Electronic Equipment, Instruments & Components	8.5%
Life Sciences Tools & Services	7.2%
Healthcare Equipment & Supplies	7.1%
Building Products	5.1%
Construction & Engineering	1.5%
Repurchase Agreements	0.3%
Other assets less liabilities	0.8%

100.0%

158	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Green Bond Fund

			Principal Amount (000s)	Value

Corporate Bonds & Notes—85.6%

Brazil—1.6%
Fibria Overseas Finance Ltd.,
5.50%, 1/17/27		$	100	$108,085

Canada—1.4%
Bank of Nova Scotia,
2.375%, 1/18/23			100	100,877

China—5.7%
Industrial & Commercial Bank of China Ltd. (d),
3 mo. LIBOR + 0.720%, 2.996%, 4/25/22			200	200,263
3 mo. LIBOR + 0.830%, 3.106%, 4/25/24			200	200,584

				400,847

Denmark—3.6%
Orsted A/S,
2.25%, 11/24/3017 (converts to FRN on 8/2/24) (d)(e)	€		100	115,462
2.50%, 5/16/33	£		100	133,981

				249,443

France—6.3%
Covivio,
1.125%, 9/17/31	€		100	108,509
Electricite de France S.A.,
3.625%, 10/13/25		$	100	106,079
Engie S.A.,
1.375%, 6/21/39	€		100	119,120
Paprec Holding S.A.,
4.00%, 3/31/25			100	102,578

				436,286

Germany—3.1%
E.ON SE,
zero coupon, 8/28/24			150	163,234
0.35%, 2/28/30			50	53,705

				216,939

Hong Kong—4.3%
CGNPC International Ltd.,
2.75%, 7/2/24		$	300	301,839

Italy—2.4%
A2A SpA,
1.00%, 7/16/29	€		150	167,223

Korea (Republic of)—6.0%
LG Chem Ltd. (a)(b),
3.25%, 10/15/24		$	200	206,447
3.625%, 4/15/29			200	209,357

				415,804

Lithuania—1.7%
Lietuvos Energija UAB,
2.00%, 7/14/27	€		100	118,185

Netherlands—8.1%
de Volksbank NV,
0.01%, 9/16/24			100	108,658

	Principal Amount (000s)	Value
EDP Finance BV,
0.375%, 9/16/26 €	100	$108,899
PostNL NV,
0.625%, 9/23/26	100	109,017
TenneT Holding BV,
1.50%, 6/3/39	100	122,346
2.995%, 3/1/24 (converts to FRN on 3/1/24) (c)(d)	100	116,687

		565,607

Portugal—1.7%
EDP—Energias de Portugal S.A., (converts to FRN on 1/30/24) (d),
4.496%, 4/30/79	100	121,146

Russian Federation—3.3%
Russian Railways Via RZD Capital PLC,
2.20%, 5/23/27	200	231,624

Spain—3.3%
Iberdrola International BV (c)(d),
1.875%, 2/22/23 (converts to FRN on 2/22/23)	100	112,062
3.25%, 11/12/24 (converts to FRN on 11/12/24)	100	119,583

		231,645

United Kingdom—7.2%
Anglian Water Services Financing PLC,
1.625%, 8/10/25 £	100	125,211
Bazalgette Finance PLC,
2.375%, 11/29/27	100	132,761
Scottish Hydro Electric Transmission PLC,
2.25%, 9/27/35	200	247,487

		505,459

United States—25.9%
Apple, Inc.,
2.85%, 2/23/23 $	100	102,969
3.00%, 6/20/27	100	105,322
Avangrid, Inc.,
3.80%, 6/1/29	300	322,777
Bank of America Corp., (converts to FRN on 5/17/21) (d),
3.499%, 5/17/22	100	102,021
Boston Properties L.P.,
3.40%, 6/21/29	300	313,945
DTE Electric Co.,
3.95%, 3/1/49	200	229,582
Duke Energy Carolinas LLC,
3.95%, 11/15/28	100	111,686
Hanwha Energy USA Holdings Corp.,
2.375%, 7/30/22	200	200,850
Interstate Power & Light Co.,
4.10%, 9/26/28	100	110,347
Public Service Co. of Colorado, Ser. 34,
3.20%, 3/1/50	100	101,983
Verizon Communications, Inc.,
3.875%, 2/8/29	100	109,896

		1,811,378

Total Corporate Bonds & Notes (cost—$5,759,953)		5,982,387

		Principal Amount (000s)	Value

Sovereign Debt Obligations—12.4%

Australia—1.7%
New South Wales Treasury Corp.,
3.00%, 11/15/28	AUD	150	$115,052

Canada—1.7%
Province of Quebec Canada,
2.60%, 7/6/25	CAD	150	117,976

Chile—3.1%
Republic Of Chile,
3.50%, 1/25/50	$	200	216,502

Indonesia—3.0%
Perusahaan Penerbit SBSN Indonesia III,
3.90%, 8/20/24		200	210,896

Supranational—2.9%
African Development Bank, SOFR + 0.320% (d),
2.14%, 11/18/20		100	99,753
Asian Development Bank,
2.375%, 8/10/27		100	104,673

			204,426

Total Sovereign Debt Obligations (cost—$813,679)			864,852

Total Investments (cost—$6,573,632)—98.0%			6,847,239

Other assets less liabilities (f)—2.0%			136,223

Net Assets—100.0%			$6,983,462

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $415,804, representing 6.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $415,804, representing 6.0% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(e) Hybrid bond.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	159

Schedule of Investments

September 30, 2019

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2019:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2019	Unrealized Appreciation	Unrealized Depreciation
Purchased:
204,000 Euro Currency settling 12/20/19	BNP Paribas	$224,685	$223,715	$—	$(970)

Sold:
172,000 Australian Dollar settling 12/20/19	State Street Bank London	116,601	116,382	219	—
157,000 Canadian Dollar settling 12/20/19	State Street Bank London	118,589	118,662	—	(73)
2,143,000 Euro Currency settling 12/20/19	Bank of America, N.A.	2,355,907	2,350,106	5,801	—
522,000 Pound Sterling settling 12/20/19	State Street Bank London	646,014	643,928	2,086	—

				$8,106	$(1,043)

(g) At September 30, 2019, the Fund pledged $15 in cash as collateral for futures contracts. There were no open futures contracts at September 30, 2019, however the Fund had cash as collateral for any transactions in the future.

Glossary:

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

SOFR—Secured Overnight Financing Rate

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Electric Utilities	44.3%
Sovereign Debt Obligations	12.4%
Banks	10.2%
Chemicals	6.0%
Transportation	4.9%
Equity Real Estate Investment Trusts (REITs)	4.5%
Water Utilities	3.7%
Computers	3.0%
Energy-Alternate Sources	2.9%
Telecommunications	1.6%
Real Estate	1.5%
Paper & Forest Products	1.5%
Environmental Services	1.5%
Other assets less liabilities	2.0%

100.0%

160	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—90.9%

Aerospace & Defense—2.4%
Kratos Defense & Security Solutions, Inc. (a)(b),
6.50%, 11/30/25	$770	$823,900
TransDigm, Inc.,
6.50%, 5/15/25	1,270	1,322,387
Triumph Group, Inc. (a)(b),
6.25%, 9/15/24	800	834,160

		2,980,447

Auto Components—2.2%
Adient U.S. LLC (a)(b),
7.00%, 5/15/26	425	445,188
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	467	474,005
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26	805	817,920
Panther BF Aggregator 2 L.P. (a)(b),
8.50%, 5/15/27	930	943,950

		2,681,063

Auto Manufacturers—1.5%
Navistar International Corp. (a)(b),
6.625%, 11/1/25	1,000	1,020,000
Tesla, Inc. (a)(b),
5.30%, 8/15/25	960	865,200

		1,885,200

Banks—0.3%
CIT Group, Inc.,
6.125%, 3/9/28	305	356,850

Building Materials—0.1%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	152	158,650

Chemicals—1.4%
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	595	623,263
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	515	501,481
Tronox, Inc. (a)(b),
6.50%, 4/15/26	620	593,650

		1,718,394

Commercial Services—4.6%
Cenveo Corp. (cost—$2,781,634; purchased 3/22/12-3/11/16) (a)(b)(c)(d)(e)(g),
6.00%, 5/15/24	2,299	126,445
Gartner, Inc. (a)(b),
5.125%, 4/1/25	500	524,375
Herc Holdings, Inc. (a)(b),
5.50%, 7/15/27	850	886,125
Hertz Corp. (a)(b),
7.125%, 8/1/26	910	951,519
Laureate Education, Inc. (a)(b),
8.25%, 5/1/25	815	890,387
RR Donnelley & Sons Co.,
7.00%, 2/15/22	693	717,255
United Rentals North America, Inc.,
5.25%, 1/15/30	735	773,132
5.50%, 7/15/25	750	783,188

		5,652,426

Computers—0.9%
Dell International LLC (a)(b),
7.125%, 6/15/24	580	612,915
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	475	445,313

		1,058,228

	Principal Amount (000s)	Value

Containers & Packaging—1.4%
Berry Global, Inc. (a)(b),
5.625%, 7/15/27	$825	$855,938
Trivium Packaging Finance BV (a)(b),
8.50%, 8/15/27	790	856,162

		1,712,100

Distribution/Wholesale—1.8%
H&E Equipment Services, Inc.,
5.625%, 9/1/25	930	960,829
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	360	374,400
Performance Food Group, Inc. (a)(b),
5.50%, 10/15/27	805	849,275

		2,184,504

Diversified Financial Services—5.7%
Ally Financial, Inc.,
5.75%, 11/20/25	335	376,463
CCF Holdings LLC, PIK 10.75% (a)(b)(d)(e),
10.75%, 12/15/23	2,943	1,447,756
Community Choice Financial Issuer LLC (cost—$2,000,000; purchased 9/6/18) (a)(b)(g),
9.00%, 6/15/23	2,000	2,002,500
Navient Corp.,
6.75%, 6/15/26	880	902,264
7.25%, 9/25/23	295	321,771
Springleaf Finance Corp.,
6.625%, 1/15/28	845	910,741
8.25%, 10/1/23	795	930,150

		6,891,645

Electric Utilities—0.8%
NRG Energy, Inc.,
5.75%, 1/15/28	880	949,300

Electronic Equipment, Instruments & Components—0.8%
Energizer Holdings, Inc. (a)(b),
7.75%, 1/15/27	920	1,027,364

Engineering & Construction—1.3%
AECOM,
5.875%, 10/15/24	750	818,063
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	820	797,450

		1,615,513

Entertainment—5.0%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	1,245	1,132,950
Cedar Fair L.P.,
5.375%, 6/1/24	440	453,750
International Game Technology PLC (a)(b),
6.25%, 1/15/27	385	429,275
6.50%, 2/15/25	415	462,754
Lions Gate Capital Holdings LLC (a)(b),
6.375%, 2/1/24	970	1,028,084
Live Nation Entertainment, Inc. (a)(b),
5.625%, 3/15/26	780	831,675
Scientific Games International, Inc. (a)(b),
5.00%, 10/15/25	815	842,954
Stars Group Holdings BV (a)(b),
7.00%, 7/15/26	900	960,750

		6,142,192

Equity Real Estate Investment Trusts (REITs)—0.1%
CyrusOne L.P.,
5.375%, 3/15/27	160	171,200

	Principal Amount (000s)	Value

Food & Beverage—1.7%
Albertsons Cos., Inc.,
6.625%, 6/15/24	$825	$868,313
7.50%, 3/15/26 (a)(b)	370	413,475
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	795	846,834

		2,128,622

Food Service—0.6%
Aramark Services, Inc. (a)(b),
5.00%, 2/1/28	750	780,000

Hand/Machine Tools—0.7%
Colfax Corp. (a)(b),
6.00%, 2/15/24	65	69,037
6.375%, 2/15/26	680	732,487

		801,524

Healthcare Providers & Services—0.8%
WellCare Health Plans, Inc. (a)(b),
5.375%, 8/15/26	855	914,679

Healthcare-Products—1.2%
Avantor, Inc. (a)(b),
9.00%, 10/1/25	765	861,581
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	560	583,800

		1,445,381

Healthcare-Services—6.1%
Centene Corp. (a)(b),
5.375%, 6/1/26	600	630,000
Charles River Laboratories International, Inc. (a)(b),
5.50%, 4/1/26	545	581,095
DaVita, Inc.,
5.125%, 7/15/24	835	850,656
Encompass Health Corp.,
4.50%, 2/1/28	410	415,535
4.75%, 2/1/30	410	415,289
5.75%, 11/1/24	573	581,137
HCA, Inc.,
5.375%, 9/1/26	545	600,154
5.625%, 9/1/28	490	547,232
7.50%, 2/15/22	325	361,010
Select Medical Corp. (a)(b),
6.25%, 8/15/26	840	879,900
Tenet Healthcare Corp.,
6.25%, 2/1/27 (a)(b)	1,110	1,155,676
8.125%, 4/1/22	415	450,794

		7,468,478

Home Builders—0.7%
Taylor Morrison Communities, Inc. (a)(b),
5.75%, 1/15/28	815	886,313

Internet—3.6%
Go Daddy Operating Co. LLC (a)(b),
5.25%, 12/1/27	780	822,900
Match Group, Inc. (a)(b),
5.00%, 12/15/27	820	854,850
Netflix, Inc. (a)(b),
5.375%, 11/15/29	935	974,738
Symantec Corp. (a)(b),
5.00%, 4/15/25	1,000	1,011,791
Zayo Group LLC (a)(b),
5.75%, 1/15/27	645	660,996

		4,325,275

Lodging—2.5%
Hilton Domestic Operating Co., Inc.,
5.125%, 5/1/26	560	589,400

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	161

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
MGM Resorts International,
5.50%, 4/15/27	$595	$653,518
Wyndham Hotels & Resorts, Inc. (a)(b),
5.375%, 4/15/26	940	989,350
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	750	789,375

		3,021,643

Machinery-Construction & Mining—0.6%
Terex Corp. (a)(b),
5.625%, 2/1/25	740	760,350

Machinery-Diversified—0.3%
Mueller Water Products, Inc. (a)(b),
5.50%, 6/15/26	300	314,250

Media—8.3%
CCO Holdings LLC (a)(b),
5.125%, 5/1/27	600	627,750
Clear Channel Worldwide Holdings, Inc. (a)(b),
9.25%, 2/15/24	842	927,176
CSC Holdings LLC (a)(b),
7.50%, 4/1/28	860	972,789
7.75%, 7/15/25	580	625,066
10.875%, 10/15/25	370	419,700
Diamond Sports Group LLC (a)(b),
5.375%, 8/15/26	300	312,000
6.625%, 8/15/27	825	856,804
DISH DBS Corp.,
5.875%, 7/15/22	280	292,250
5.875%, 11/15/24	370	368,150
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	820	854,850
LiveStyle, Inc. (cost—$2,761,000; purchased 1/31/14-2/3/14) (a)(b)(c)(d)(e)(g)(i),
9.625%, 2/1/19	2,761	3
Meredith Corp.,
6.875%, 2/1/26	580	592,325
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	580	605,143
Nexstar Escrow, Inc. (a)(b),
5.625%, 7/15/27	850	892,500
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	1,110	1,149,072
Virgin Media Secured Finance PLC (a)(b),
5.50%, 5/15/29	555	579,975

		10,075,553

Metal Fabricate/Hardware—0.7%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	875	840,000

Mining—2.4%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	1,085	1,143,319
Constellium SE (a)(b),
6.625%, 3/1/25	920	961,400
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	740	782,550

		2,887,269

Miscellaneous Manufacturing—0.5%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	605	608,406

Oil, Gas & Consumable Fuels—6.0%
AmeriGas Partners L.P.,
5.875%, 8/20/26	235	258,864
Callon Petroleum Co.,
6.125%, 10/1/24	840	831,600
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	835	795,338
CVR Refining LLC,
6.50%, 11/1/22	910	922,512

	Principal Amount (000s)	Value
Oasis Petroleum, Inc.,
6.875%, 3/15/22	$1,000	$937,500
SM Energy Co.,
6.625%, 1/15/27	670	579,550
Sunoco L.P.,
5.50%, 2/15/26	540	564,932
5.875%, 3/15/28	395	420,181
Transocean, Inc. (a)(b),
7.50%, 1/15/26	1,280	1,142,400
USA Compression Partners L.P. (a)(b),
6.875%, 9/1/27	830	861,125

		7,314,002

Paper & Forest Products—0.8%
Mercer International, Inc.,
5.50%, 1/15/26	380	367,175
7.375%, 1/15/25	560	584,696

		951,871

Pharmaceuticals—2.6%
Bausch Health Americas, Inc. (a)(b),
8.50%, 1/31/27	645	725,496
Bausch Health Cos., Inc. (a)(b),
6.125%, 4/15/25	575	598,000
7.25%, 5/30/29	630	689,724
Endo Finance LLC (a)(b),
5.375%, 1/15/23	565	347,475
Horizon Pharma USA, Inc. (a)(b),
5.50%, 8/1/27	825	860,062

		3,220,757

Pipelines—3.5%
Cheniere Energy Partners L.P.,
5.625%, 10/1/26	785	836,928
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	910	939,575
DCP Midstream Operating L.P.,
5.125%, 5/15/29	605	617,100
NGL Energy Partners L.P. (a)(b),
7.50%, 4/15/26	610	614,270
Targa Resources Partners L.P. (a)(b),
6.50%, 7/15/27	585	639,750
6.875%, 1/15/29	510	558,486

		4,206,109

Real Estate—1.5%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	955	981,434
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	835	860,835

		1,842,269

Retail—2.9%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	950	983,725
Conn’s, Inc.,
7.25%, 7/15/22	1,095	1,111,425
Party City Holdings, Inc. (a)(b),
6.625%, 8/1/26	715	709,637
Yum! Brands, Inc. (a)(b),
4.75%, 1/15/30	645	666,769

		3,471,556

Semiconductors—0.8%
Amkor Technology, Inc. (a)(b),
6.625%, 9/15/27	935	1,023,825

Software—3.4%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	895	935,275
IQVIA, Inc. (a)(b),
5.00%, 5/15/27	890	934,500
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	975	1,033,110

	Principal Amount (000s)	Value
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	$430	$397,707
SS&C Technologies, Inc. (a)(b),
5.50%, 9/30/27	860	900,334

		4,200,926

Telecommunications—7.9%
CenturyLink, Inc., Ser. Y,
7.50%, 4/1/24	1,060	1,188,101
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	1,180	1,097,400
CommScope Technologies LLC (a)(b),
6.00%, 6/15/25	640	580,800
Consolidated Communications, Inc.,
6.50%, 10/1/22	950	883,500
Hughes Satellite Systems Corp.,
6.625%, 8/1/26	965	1,049,882
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	900	844,110
Level 3 Financing, Inc.,
5.375%, 5/1/25	625	649,219
Sprint Communications, Inc.,
11.50%, 11/15/21	1,545	1,801,856
Sprint Corp.,
7.625%, 3/1/26	765	846,281
T-Mobile USA, Inc.,
6.50%, 1/15/26	615	662,779

		9,603,928

Transportation—0.5%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	575	595,125

Total Corporate Bonds & Notes (cost—$114,065,922)		110,873,187

	Shares

Preferred Stock (a)(d)(e)(h)(i)—5.1%

Media—5.1%
LiveStyle, Inc., Ser. A	2,672	390,246
LiveStyle, Inc., Ser. B) (f)	57,581	5,758,100

Total Preferred Stock (cost—$5,907,093)		6,148,346

Common Stock (d)(e)(h)— 0.1%

Aerospace & Defense—0.1%
Erickson, Inc. (a)	2,675	68,454

Banks—0.0%
CCF Holdings LLC, Class A (cost—$0; purchased 12/18/18) (g)	8,562	1
CCF Holdings LLC, Class B (cost—$0; purchased 12/12/18) (f)(g)	7,143	—	*

		1

Media—0.0%
LiveStyle, Inc. (a)(i)	67,983	7

Total Common Stock (cost—$1,491,068)		68,462

	Units

Warrants (d)(e)(h)—0.0%

Advertising—0.0%
Affinion Group Holdings, Inc.,
exercise price $67.12, expires 4/1/24, (cost—$769,740; purchased 4/10/19) (g)	3,898	38,238

162	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Units	Value

Media—0.0%
LiveStyle, Inc., expires 11/30/21, Ser. C, (a)(i)	14,500	$1

Total Warrants (cost—$769,740)		38,239

	Principal Amount (000s)

Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $3,348,033; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $3,415,764 including accrued interest
(cost—$3,348,000)	$3,348	3,348,000

Total Investments (cost—$125,581,823)—98.8%		120,476,234

Other assets less liabilities—1.2%		1,512,096

Net Assets—100.0%		$121,988,330

Notes to Schedule of Investments:

* Actual amount rounds to less than $1.

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $76,938,076, representing 63.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $70,721,267, representing 58.0% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $7,829,251, representing 6.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Affiliated security.

(g) Restricted. The aggregate cost of such securities is $8,312,374. The aggregate value is $2,167,187, representing 1.8% of net assets.

(h) Non-income producing.

(i) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 5.1% of net assets.

Glossary:

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

AllianzGI International Small-Cap Fund

	Shares	Value

Common Stock—96.9%

Australia—5.2%
ALS Ltd.	57,154	$309,363
Austal Ltd.	226,663	664,820
Charter Hall Retail REIT	193,226	554,543
Downer EDI Ltd.	117,901	621,131
Growthpoint Properties Australia Ltd. REIT	84,500	246,454
GUD Holdings Ltd.	72,573	493,133
NEXTDC Ltd. (e)	101,511	422,503
Nine Entertainment Co., Holdings Ltd.	164,950	217,983
Reliance Worldwide Corp. Ltd.	176,700	481,066
Seven Group Holdings Ltd.	33,900	399,283
Starpharma Holdings Ltd. (e)	47,300	36,660
WorleyParsons Ltd.	59,000	517,596

		4,964,535

Austria—4.5%
ANDRITZ AG	30,140	1,231,677
UNIQA Insurance Group AG	164,607	1,486,628
Wienerberger AG	64,011	1,558,230

		4,276,535

China—0.6%
China Everbright Greentech Ltd. (a)	495,235	288,144
Ping An Healthcare and Technology Co., Ltd. (a)(e)	52,200	305,442

		593,586

Denmark—5.2%
Ambu A/S, Class B	55,865	924,004
FLSmidth & Co. A/S	33,110	1,440,332
ISS A/S	48,110	1,189,439
SimCorp A/S	16,522	1,451,103

		5,004,878

Finland—0.9%
Huhtamaki Oyj	21,214	845,172

France—5.3%
Ingenico Group S.A.	15,651	1,525,436
Korian S.A.	38,281	1,573,663
Nexity S.A.	31,828	1,515,088
Sartorius Stedim Biotech	2,996	419,059

		5,033,246

Germany—8.7%
Alstria office REIT-AG	82,173	1,409,745
Bechtle AG	13,943	1,419,059
CANCOM SE	27,149	1,462,664
Hella GmbH & Co. KGaA	31,242	1,396,517
Scout24 AG (a)	23,383	1,332,934
TLG Immobilien AG	49,607	1,349,026

		8,369,945

Hong Kong—0.7%
Minth Group Ltd.	64,000	216,923
Techtronic Industries Co., Ltd.	66,500	462,852

		679,775

Indonesia—0.5%
Jasa Marga Persero Tbk PT	1,256,900	504,835

Italy—2.7%
Buzzi Unicem SpA	66,970	1,535,712
De’ Longhi SpA	57,499	1,084,169

		2,619,881

Japan—30.0%
Anritsu Corp.	38,400	759,747
Azbil Corp.	57,000	1,530,785

	Shares	Value
COMSYS Holdings Corp.	91,800	$2,609,850
Fuji Electric Co., Ltd.	43,500	1,341,260
Fuji Oil Holdings, Inc.	46,500	1,352,517
Hisamitsu Pharmaceutical Co., Inc.	15,500	682,318
Ichigo, Inc.	146,900	593,482
Itochu Techno-Solutions Corp.	76,900	2,042,612
Jeol Ltd.	47,700	1,139,383
Lion Corp.	47,300	935,710
Maruwa Co., Ltd.	18,500	1,193,863
Mitsubishi UFJ Lease & Finance Co., Ltd.	396,700	2,301,007
Nihon Unisys Ltd.	33,800	1,092,515
Nippon Shinyaku Co., Ltd.	20,600	1,741,150
Nishio Rent All Co., Ltd.	30,900	795,498
Okamura Corp.	58,600	573,809
Penta-Ocean Construction Co., Ltd.	287,500	1,596,335
Ship Healthcare Holdings, Inc.	30,200	1,287,554
Sojitz Corp.	357,900	1,113,382
T&D Holdings, Inc.	77,600	829,212
TechnoPro Holdings, Inc.	20,800	1,241,199
Tokyu Fudosan Holdings Corp.	301,100	1,927,090

		28,680,278

Korea (Republic of)—0.7%
DB Insurance Co., Ltd.	9,340	402,306
Fila Korea Ltd.	4,592	222,160

		624,466

Netherlands—3.1%
ASM International NV	17,836	1,640,946
ASR Nederland NV	36,560	1,349,048

		2,989,994

Norway—2.4%
Elkem ASA (a)	417,422	1,017,175
Storebrand ASA	205,652	1,300,096

		2,317,271

Singapore—1.9%
Frasers Centrepoint Trust	318,200	631,093
Mapletree Commercial Trust REIT	367,200	608,709
Mapletree Industrial Trust REIT	303,700	533,962

		1,773,764

Sweden—1.7%
AAK AB	82,044	1,590,113

Switzerland—5.5%
Galenica AG (a)	28,020	1,609,354
Georg Fischer AG	1,348	1,168,531
Interroll Holding AG	692	1,283,707
OC Oerlikon Corp. AG	116,163	1,166,145

		5,227,737

Taiwan—0.4%
Win Semiconductors Corp.	45,000	402,551

Thailand—0.5%
Amata Corp. PCL (c)(d)	605,000	494,789

United Kingdom—16.4%
ASOS PLC (e)	26,512	807,231
Auto Trader Group PLC (a)	215,462	1,350,443
Derwent London PLC REIT	37,501	1,554,983
Genus PLC	43,830	1,508,398
HomeServe PLC	110,782	1,615,474
Howden Joinery Group PLC	233,689	1,608,354
Intermediate Capital Group PLC	88,421	1,581,105
Moneysupermarket.com Group PLC	310,409	1,443,565
Rotork PLC	410,562	1,570,407
Spectris PLC	46,549	1,397,298

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	163

Schedule of Investments

September 30, 2019

	Shares	Value
Tullow Oil PLC	472,784	$1,239,111

		15,676,369

Total Common Stock (cost—$83,398,097)		92,669,720

Preferred Stock—1.0%

Germany—1.0%
Jungheinrich AG (cost—$1,397,150)	45,119	972,982

	Principal Amount (000s)

Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $1,810,018; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,849,584 including accrued interest
(cost—$1,810,000)	$1,810	1,810,000

Total Investments (cost—$86,605,247) (b)—99.8%		95,452,702

Other assets less liabilities—0.2%		227,768

Net Assets—100.0%		$95,680,470

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $5,903,492, representing 6.2% of net assets.

(b) Securities with an aggregate value of $87,440,734, representing 91.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $494,789, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	9.7%
IT Services	6.7%
Electronic Equipment, Instruments & Components	6.7%
Real Estate Management & Development	6.2%
Equity Real Estate Investment Trusts (REITs)	5.8%
Insurance	5.6%
Healthcare Providers & Services	4.7%
Construction & Engineering	4.4%
Commercial Services & Supplies	4.2%
Trading Companies & Distributors	4.1%
Construction Materials	3.2%
Food Products	3.1%
Interactive Media & Services	2.8%
Pharmaceuticals	2.6%
Diversified Financial Services	2.4%
Internet & Direct Marketing Retail	2.4%
Auto Components	2.2%
Healthcare Equipment & Supplies	2.2%
Semiconductors & Semiconductor Equipment	2.1%
Capital Markets	1.7%
Professional Services	1.6%
Biotechnology	1.6%
Software	1.5%
Electrical Equipment	1.4%
Oil, Gas & Consumable Fuels	1.3%
Household Durables	1.1%
Chemicals	1.1%
Household Products	1.0%
Containers & Packaging	0.9%
Aerospace & Defense	0.7%
Energy Equipment & Services	0.5%
Transportation Infrastructure	0.5%
Building Products	0.5%
Life Sciences Tools & Services	0.4%
Healthcare Technology	0.3%
Independent Power Producers & Energy Traders	0.3%
Textiles, Apparel & Luxury Goods	0.2%
Media	0.2%
Repurchase Agreements	1.9%
Other assets less liabilities	0.2%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value

Common Stock—98.3%

Banks—2.7%
Carolina Financial Corp.	4,332	$153,959
First Foundation, Inc.	10,748	164,176
Preferred Bank	2,926	153,264

		471,399

Beverages—1.8%
MGP Ingredients, Inc.	3,354	166,627
Primo Water Corp. (a)	11,254	138,199

		304,826

Biotechnology—13.6%
Albireo Pharma, Inc. (a)	1,756	35,120
ArQule, Inc. (a)	11,711	83,968
BioCryst Pharmaceuticals, Inc. (a)	11,574	33,159
BioSpecifics Technologies Corp. (a)	2,323	124,327
Corbus Pharmaceuticals Holdings, Inc. (a)	6,553	31,913
Dicerna Pharmaceuticals, Inc. (a)	6,912	99,256
Fate Therapeutics, Inc. (a)	6,274	97,435
Homology Medicines, Inc. (a)	3,544	64,146
Intellia Therapeutics, Inc. (a)	7,395	98,723
Invitae Corp. (a)	9,117	175,685
Kindred Biosciences, Inc. (a)	11,413	78,179
Kura Oncology, Inc. (a)	5,773	87,576
Natera, Inc. (a)	7,992	262,138
Progenics Pharmaceuticals, Inc. (a)	11,594	58,608
Ra Pharmaceuticals, Inc. (a)	4,351	102,901
Stemline Therapeutics, Inc. (a)	5,672	59,046
Twist Bioscience Corp. (a)	2,919	69,706
Vanda Pharmaceuticals, Inc. (a)	6,306	83,744
Veracyte, Inc. (a)	13,072	313,728
Vericel Corp. (a)	8,673	131,309
Viking Therapeutics, Inc. (a)	9,724	66,901
Voyager Therapeutics, Inc. (a)	4,317	74,296
ZIOPHARM Oncology, Inc. (a)	22,031	94,293

		2,326,157

Building Products—0.8%
PGT Innovations, Inc. (a)	8,295	143,255

Chemicals—0.6%
American Vanguard Corp.	6,606	103,714

Construction & Engineering—3.4%
Construction Partners, Inc., Class A (a)	7,256	113,049
NV5 Global, Inc. (a)	4,282	292,332
Sterling Construction Co., Inc. (a)	13,176	173,264

		578,645

Construction Materials—1.0%
U.S. Concrete, Inc. (a)	3,182	175,901

Diversified Consumer Services—0.7%
Carriage Services, Inc.	6,018	123,008

Electronic Equipment, Instruments & Components—1.2%
Napco Security Technologies, Inc. (a)	7,748	197,729

Energy Equipment & Services—0.9%
DMC Global, Inc.	3,327	146,321

Entertainment—1.1%
Rosetta Stone, Inc. (a)	10,363	180,316

Food Products—1.3%
John B Sanfilippo & Son, Inc.	2,288	221,021

Healthcare Equipment & Supplies—11.7%
Antares Pharma, Inc. (a)	43,481	145,444
Axogen, Inc. (a)	8,009	99,952

164	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Shares	Value
BioLife Solutions, Inc. (a)	9,984	$165,984
Cerus Corp. (a)	25,181	129,808
CryoLife, Inc. (a)	8,068	219,046
CryoPort, Inc. (a)	18,414	301,161
CytoSorbents Corp. (a)	14,848	74,686
Mesa Laboratories, Inc.	844	200,678
OrthoPediatrics Corp. (a)	6,094	214,875
Surmodics, Inc. (a)	4,282	195,859
Tactile Systems Technology, Inc. (a)	4,823	204,109
ViewRay, Inc. (a)	20,458	59,328

		2,010,930

Healthcare Providers & Services—6.8%
Addus HomeCare Corp. (a)	3,066	243,072
BioTelemetry, Inc. (a)	4,671	190,250
Catasys, Inc. (a)	9,915	156,260
Joint Corp. (a)	11,249	209,344
R1 RCM, Inc. (a)	21,391	191,022
RadNet, Inc. (a)	12,325	176,987

		1,166,935

Healthcare Technology—2.9%
Tabula Rasa HealthCare, Inc. (a)	5,247	288,270
Vocera Communications, Inc. (a)	8,487	209,205

		497,475

Hotels, Restaurants & Leisure—3.3%
Carrols Restaurant Group, Inc. (a)	15,496	128,462
Century Casinos, Inc. (a)	17,127	132,391
Kura Sushi USA, Inc., Class A (a)	7,077	138,851
Lindblad Expeditions Holdings, Inc. (a)	9,554	160,125

		559,829

Household Durables—1.3%
LGI Homes, Inc. (a)	2,592	215,965

Insurance—0.9%
Palomar Holdings, Inc. (a)	4,117	162,292

Interactive Media & Services—0.9%
QuinStreet, Inc. (a)	12,522	157,652

Internet & Direct Marketing Retail—1.2%
Rubicon Project, Inc. (a)	22,798	198,571

IT Services—4.0%
Brightcove, Inc. (a)	18,830	197,338
Carbonite, Inc. (a)	5,331	82,577
Hackett Group, Inc.	8,999	148,124
Paysign, Inc. (a)	9,175	92,667
Perficient, Inc. (a)	4,470	172,453

		693,159

Life Sciences Tools & Services—4.4%
Codexis, Inc. (a)	7,653	104,961
Fluidigm Corp. (a)	18,924	87,618
NanoString Technologies, Inc. (a)	4,465	96,400
NeoGenomics, Inc. (a)	14,636	279,840
Quanterix Corp. (a)	8,470	186,001

		754,820

Machinery—3.7%
Columbus McKinnon Corp.	4,212	153,443
Kadant, Inc.	2,122	186,291
Kornit Digital Ltd. (a)	9,340	287,485

		627,219

Media—2.6%
Cardlytics, Inc. (a)	7,478	250,663
TechTarget, Inc. (a)	8,480	191,012

		441,675

Oil, Gas & Consumable Fuels—0.9%
Evolution Petroleum Corp.	12,901	75,342
Penn Virginia Corp. (a)	2,721	79,099

		154,441

	Shares	Value

Pharmaceuticals—3.5%
Amphastar Pharmaceuticals, Inc. (a)	7,232	$143,411
ANI Pharmaceuticals, Inc. (a)	2,693	196,266
Axsome Therapeutics, Inc. (a)	3,488	70,597
Cara Therapeutics, Inc. (a)	4,489	82,059
Cymabay Therapeutics, Inc. (a)	7,721	39,531
Omeros Corp. (a)	4,280	69,892

		601,756

Professional Services—2.5%
CRA International, Inc.	2,637	110,675
Franklin Covey Co. (a)	2,928	102,480
Kforce, Inc.	5,867	221,978

		435,133

Semiconductors & Semiconductor Equipment—3.5%
Adesto Technologies Corp. (a)	14,412	123,367
Axcelis Technologies, Inc. (a)	6,269	107,137
FormFactor, Inc. (a)	11,167	208,208
Ichor Holdings Ltd. (a)	6,538	158,089

		596,801

Software—12.1%
Agilysys, Inc. (a)	5,470	140,087
Digital Turbine, Inc. (a)	35,123	226,368
Everbridge, Inc. (a)	2,090	128,974
LivePerson, Inc. (a)	8,309	296,631
MobileIron, Inc. (a)	30,862	201,992
Model N, Inc. (a)	11,403	316,547
PROS Holdings, Inc. (a)	3,212	191,435
Sapiens International Corp. NV	8,414	165,251
Upland Software, Inc. (a)	6,884	239,976
Zix Corp. (a)	24,128	174,687

		2,081,948

Thrifts & Mortgage Finance—2.2%
First Defiance Financial Corp.	6,485	187,838
Meridian Bancorp, Inc.	10,109	189,544

		377,382

Wireless Telecommunication Services—0.8%
Boingo Wireless, Inc. (a)	12,934	143,567

Total Common Stock (cost—$13,552,874)		16,849,842

	Principal Amount (000s)

Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $300,003; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $308,264 including accrued interest
(cost—$300,000)	$300	300,000

Total Investments (cost—$13,852,874)—100.1%		17,149,842

Liabilities in excess of other assets—(0.1)%		(15,563)

Net Assets—100.0%		$17,134,279

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ Emerging Markets

Value Fund

	Shares	Value

Common Stock—91.0%

Brazil—3.3%
B3 S.A.—Brasil Bolsa Balcao	51,700	$542,887
Banco Santander Brasil S.A. UNIT	51,700	564,041
Cia de Locacao das Americas	43,600	532,021
Energisa S.A. UNIT	45,800	550,599
IRB Brasil Resseguros S.A.	67,800	614,531
Petrobras Distribuidora S.A.	116,100	769,259

		3,573,338

Chile—0.5%
Banco Santander Chile	7,798,866	549,445

China—26.2%
Agricultural Bank of China Ltd., Class H	1,683,000	659,056
Alibaba Group Holding Ltd. ADR (e)	35,294	5,902,216
Anhui Conch Cement Co., Ltd., Class H	187,000	1,109,721
ANTA Sports Products Ltd.	86,000	710,892
Bank of China Ltd., Class H	1,595,000	625,513
BOC Aviation Ltd. (a)	59,700	550,974
China Communications Services Corp., Ltd., Class H	960,000	544,248
China Construction Bank Corp., Class H	896,000	682,715
China Gas Holdings Ltd.	144,000	556,272
China Merchants Bank Co., Ltd., Class H	167,100	794,754
China Mobile Ltd.	66,000	546,727
China Mobile Ltd. ADR	15,441	639,257
China Petroleum & Chemical Corp., Class A	714,900	502,912
China Water Affairs Group Ltd.	716,000	556,509
CIFI Holdings Group Co., Ltd.	972,000	568,063
CNOOC Ltd.	349,000	534,364
Consun Pharmaceutical Group Ltd.	986,000	544,525
ENN Energy Holdings Ltd.	48,400	500,906
Guangdong Investment Ltd.	322,000	630,193
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	62,600	283,863
Industrial & Commercial Bank of China Ltd., Class H	986,000	660,556
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	36,306	529,625
Logan Property Holdings Co., Ltd.	366,000	521,110
Longfor Group Holdings Ltd. (a)	147,000	549,012
Luxshare Precision Industry Co., Ltd., Class A	140,480	527,189
Midea Group Co., Ltd., Class A	75,500	541,287
Ping An Insurance Group Co of China Ltd., Class A	89,100	1,087,807
Ping An Insurance Group Co. of China Ltd., Class H	143,000	1,643,600
Shenzhou International Group Holdings Ltd.	41,600	542,685
SSY Group Ltd.	346,000	273,272
Tencent Holdings Ltd.	35,000	1,463,976
Tencent Holdings Ltd. ADR	13,100	545,353
Times China Holdings Ltd.	337,000	524,914
Yum China Holdings, Inc.	12,243	556,199
Zhangzhou Pientzehuang Pharmaceutical Co., Ltd.	19,800	282,834
Zhejiang Expressway Co., Ltd., Class H	742,000	641,900

		28,334,999

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	165

Schedule of Investments

September 30, 2019

	Shares	Value

France—1.5%
Kering S.A. ADR	10,900	$554,810
LVMH Moet Hennessy Louis Vuitton SE	1,343	532,848
Thales S.A.	4,796	551,305

		1,638,963

Greece—0.5%
Motor Oil Hellas Corinth Refineries S.A.	24,459	570,796

Hong Kong—4.4%
AIA Group Ltd.	165,800	1,563,667
BOC Hong Kong Holdings Ltd.	157,000	532,735
Hang Seng Bank Ltd.	25,100	540,844
Sands China Ltd.	121,600	549,471
SITC International Holdings Co., Ltd.	529,000	544,981
Techtronic Industries Co., Ltd.	147,000	1,023,147

		4,754,845

Hungary—1.5%
MOL Hungarian Oil & Gas PLC	54,522	512,842
OTP Bank Nyrt	26,982	1,123,944

		1,636,786

India—10.6%
Aarti Industries Ltd.	51,690	583,898
Atul Ltd.	10,325	581,011
Bajaj Finserv Ltd.	5,105	612,841
HDFC Bank Ltd.	49,544	858,608
Hexaware Technologies Ltd.	80,023	431,033
ICICI Bank Ltd.	87,132	531,102
Indraprastha Gas Ltd. (e)	116,469	574,500
ITC Ltd.	241,926	885,231
KEI Industries Ltd. (e)	73,656	557,132
Larsen & Toubro Ltd.	36,172	755,439
Marico Ltd.	97,977	544,857
Minda Industries Ltd.	36,608	176,288
Reliance Industries Ltd.	91,121	1,717,160
Sonata Software Ltd.	109,488	509,173
Tata Consultancy Services Ltd.	39,516	1,169,274
UPL Ltd.	56,339	478,240
Varun Beverages Ltd. (e)	61,388	540,985

		11,506,772

Indonesia—1.6%
Bank Central Asia Tbk PT	257,500	550,527
Bank Rakyat Indonesia Persero Tbk PT	1,874,300	544,230
Mitra Adiperkasa Tbk PT	8,353,000	605,841

		1,700,598

Korea (Republic of)—6.6%
AfreecaTV Co., Ltd.	11,027	591,646
Fila Korea Ltd.	13,343	645,530
Hansol Chemical Co., Ltd.	8,478	564,014
KT&G Corp.	8,034	708,802
Macquarie Korea Infrastructure Fund	79,364	779,607
NCSoft Corp.	1,241	540,398
Samsung Electronics Co., Ltd.	38,014	1,556,446
Shinhan Financial Group Co., Ltd.	17,875	624,606
SK Hynix, Inc.	15,957	1,095,931

		7,106,980

Malaysia—0.5%
Serba Dinamik Holdings Bhd.	544,100	552,244

Mexico—2.6%
Grupo Aeroportuario del Centro Norte S.A.B de C.V.	93,600	556,980
Grupo Financiero Banorte S.A.B de C.V., Class O	142,335	767,141

	Shares	Value
Prologis Property Mexico S.A. de C.V. REIT	276,046	$576,320
Wal-Mart de Mexico S.A.B de C.V.	307,400	911,109

		2,811,550

Peru—1.0%
Credicorp Ltd.	4,000	833,760
Intercorp Financial Services, Inc.	6,763	277,283

		1,111,043

Philippines—0.4%
SM Investments Corp.	22,600	423,507

Poland—0.6%
Grupa Lotos S.A.	28,018	618,907

Russian Federation—4.8%
Gazprom Neft PJSC ADR	31,738	1,011,490
Lukoil PJSC (c)(d)	13,359	1,109,064
Novatek PJSC GDR	5,195	1,053,546
Sberbank of Russia PJSC ADR	73,259	1,036,065
Tatneft PJSC (c)(d)	47,584	503,915
TCS Group Holding PLC GDR	30,274	529,795

		5,243,875

Singapore—2.9%
DBS Group Holdings Ltd.	61,800	1,118,030
Keppel DC REIT	324,500	448,722
Mapletree Industrial Trust REIT	257,500	452,734
United Overseas Bank Ltd.	59,200	1,100,233

		3,119,719

South Africa—3.9%
Bid Corp. Ltd.	24,871	528,563
Capitec Bank Holdings Ltd.	9,544	811,312
Clicks Group Ltd.	21,039	298,658
Naspers Ltd., Class N	5,359	811,402
Naspers Ltd., Class N ADR	21,800	653,128
Old Mutual Ltd.	422,228	538,836
Standard Bank Group Ltd.	45,703	527,283

		4,169,182

Taiwan—9.9%
Accton Technology Corp.	53,000	279,175
Chipbond Technology Corp.	273,000	505,254
E.Sun Financial Holding Co., Ltd.	691,000	584,545
Getac Technology Corp.	376,000	566,342
Merry Electronics Co., Ltd.	117,000	572,234
Novatek Microelectronics Corp.	94,000	539,442
Parade Technologies Ltd.	32,000	556,392
Poya International Co., Ltd.	43,000	610,096
Realtek Semiconductor Corp.	83,000	615,369
Taiwan High Speed Rail Corp.	409,000	465,294
Taiwan Semiconductor Manufacturing Co., Ltd.	172,178	1,529,204
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	25,169	1,169,855
Taiwan Union Technology Corp.	119,000	543,568
Tripod Technology Corp.	149,000	535,686
Uni-President Enterprises Corp.	232,000	559,849
Wiwynn Corp.	39,133	556,870
Yuanta Financial Holding Co., Ltd.	904,000	539,412

		10,728,587

Thailand—2.3%
Airports of Thailand PCL	116,200	284,120
Krungthai Card PCL	385,100	538,786
PTT PCL NVDR	392,300	593,280
Thanachart Capital PCL NVDR	297,500	554,658
Tisco Financial Group PCL NVDR	165,800	555,690

		2,526,534

	Shares	Value

United Arab Emirates—0.7%
Dubai Islamic Bank PJSC (e)	539,778	$771,266

United Kingdom—1.0%
Diageo PLC ADR	3,400	555,968
Evraz PLC	85,614	492,757

		1,048,725

United States—3.7%
Activision Blizzard, Inc.	10,081	533,487
Broadcom, Inc.	2,954	815,511
Citigroup, Inc.	8,100	559,548
Constellation Brands, Inc., Class A	2,700	559,656
East West Bancorp, Inc.	18,346	812,544
Monolithic Power Systems, Inc.	3,500	544,705
Prosus NV ADR (e)	9,200	134,044

		3,959,495

Total Common Stock (cost—$95,030,692)		98,458,156

Preferred Stock—4.0%

Brazil—2.1%
Banco Bradesco S.A.	67,400	550,237
Banco do Estado do Rio Grande do Sul S.A., Class B	100,700	546,525
Petroleo Brasileiro S.A.	168,400	1,116,601

		2,213,363

Korea (Republic of)—1.9%
LG Household & Health Care Ltd.	859	553,240
Samsung Electronics Co., Ltd.	45,674	1,507,657

		2,060,897

Total Preferred Stock (cost—$3,734,993)		4,274,260

Rights—0.0%

Singapore—0.0%
Keppel DC REIT, exercise price SGD 1.71, expires 10/7/19 (c)(d)(e) (cost—$0)	24,811	3,590

	Principal Amount (000s)

Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $175,002; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $178,992 including accrued interest
(cost—$175,000)	$175	175,000

Total Investments (cost—$98,940,685) (b)—95.2%		102,911,006

Other assets less liabilities—4.8%		5,222,559

Net Assets—100.0%		$108,133,565

166	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,099,986, representing 1.0% of net assets.

(b) Securities with an aggregate value of $68,496,527, representing 63.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $1,616,569, representing 1.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

SGD—Singapore Dollar

UNIT—More than one class of securities traded together

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	20.1%
Oil, Gas & Consumable Fuels	9.1%
Semiconductors & Semiconductor Equipment	6.8%
Internet & Direct Marketing Retail	6.3%
Insurance	5.6%
Technology Hardware, Storage & Peripherals	3.9%
Textiles, Apparel & Luxury Goods	2.8%
Interactive Media & Services	2.4%
Chemicals	2.0%
Beverages	2.0%
Real Estate Management & Development	2.0%
IT Services	2.0%
Transportation Infrastructure	1.8%
Electronic Equipment, Instruments & Components	1.8%
Capital Markets	1.7%
Food & Staples Retailing	1.6%
Gas Utilities	1.5%
Tobacco	1.5%
Equity Real Estate Investment Trusts (REITs)	1.4%
Multi-Line Retail	1.1%
Water Utilities	1.1%
Wireless Telecommunication Services	1.1%
Construction Materials	1.0%
Hotels, Restaurants & Leisure	1.0%
Pharmaceuticals	1.0%
Personal Products	1.0%
Electrical Equipment	1.0%
Entertainment	1.0%
Machinery	1.0%
Specialty Retail	0.7%
Construction & Engineering	0.7%
Media	0.6%
Food Products	0.5%
Energy Equipment & Services	0.5%
Aerospace & Defense	0.5%
Trading Companies & Distributors	0.5%
Electric Utilities	0.5%
Marine	0.5%
Diversified Telecommunication Services	0.5%
Household Durables	0.5%
Consumer Finance	0.5%
Road & Rail	0.5%
Metals & Mining	0.5%
Industrial Conglomerates	0.4%
Communications Equipment	0.3%
Auto Components	0.2%
Repurchase Agreements	0.2%
Other assets less liabilities	4.8%

100.0%

AllianzGI PerformanceFee Managed Futures Strategy Fund

	Principal Amount (000s)	Value

U.S. Treasury Obligations—65.0%
U.S. Treasury Notes,
1.00%, 11/30/19	$4,300	$4,293,617
1.125%, 12/31/19	4,300	4,291,938
1.25%, 10/31/19	4,300	4,298,320
1.25%, 1/31/20	4,300	4,291,265
1.25%, 2/29/20	4,300	4,289,586

Total U.S. Treasury Obligations (cost—$21,449,397)		21,464,726

	Shares

Mutual Fund—4.3%
AllianzGI Short Duration High Income (a)(b)
(cost—$1,403,547)	97,268	1,412,329

	Principal Amount (000s)

Repurchase Agreements—14.9%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $4,927,048; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $5,026,692 including accrued interest
(cost—$4,927,000)	$4,927	4,927,000

Total Investments (cost—$27,779,944)—84.2%		27,804,055

Other assets less liabilities (c)—15.8%		5,227,023

Net Assets—100.0%		$33,031,078

Notes to Consolidated Schedule of Investments:

(a) Affiliated fund.

(b) Class R6 share.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	167

Schedule of Investments

September 30, 2019

(c) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)

Long position contracts:
10-Year Japanese Government Bond	6	12/13/19	JPY	600,000		$8,602	$(582)
10-Year U.S. Treasury Note	93	12/19/19		$9,300		12,119	(68,091)
Aluminum†	33	10/16/19		1		1,409	(62,684)
Aluminum†	38	11/20/19		1		1,636	(80,740)
Aluminum†	7	12/18/19		—	(e)	302	(13,151)
Australia Government 10-Year Bond	50	12/16/19	AUD	5,000		4,973	48,857
BIST 30 Index	66	10/31/19	TRY	7		154	3,524
Bovespa Index	20	10/16/19	BRL	—	(e)	506	7,390
Canada Government 10-Year Bond	40	12/18/19	CAD	4,000		4,305	(46,313)
Cocoa†	25	7/16/20		$—	(e)	608	965
E-mini S&P 500 Index	25	12/20/19		1		3,723	(36,741)
Euro-BTP	15	12/6/19	EUR	1,500		2,385	8,026
Euro-Bund 10-Year Bond	9	12/6/19		900		1,709	(6,888)
Euro-OAT	12	12/6/19		1,200		2,228	(10,554)
FTSE 100 Index	14	12/20/19	GBP	—	(e)	1,271	13,761
FTSE China A50 Index	51	10/30/19		$—	(e)	693	(9,821)
FTSE/JSE Top 40 Index	7	12/19/19	ZAR	—	(e)	228	(10,207)
FTSE/MIB Index	5	12/20/19	EUR	—	(e)	601	4,409
Gold 100 Oz.†	12	4/28/20		$1		1,782	(32,311)
IBEX 35 Index	3	10/18/19	EUR	—	(e)	302	6,047
Japanese Yen	40	12/16/19		$50		4,649	(9,057)
Mini DAX European Index	17	12/20/19	EUR	—	(e)	1,150	2,841
MSCI Taiwan Index	20	10/30/19		$2		814	5,271
Nickel†	12	10/16/19		—	(e)	1,238	189,868
Nickel†	11	11/18/19		—	(e)	1,129	86,419
Nickel†	9	12/18/19		—	(e)	922	(41,041)
Platinum†	20	4/28/20		1		895	(46,707)
S&P/TSX 60 Index	10	12/19/19	CAD	2		1,504	(2,099)
Silver†	11	5/27/20		$55		946	(64,433)
SPI 200 Index	7	12/19/19	AUD	—	(e)	789	843
TOPIX Index	17	12/12/19	JPY	170		2,497	(18,822)
United Kingdom Government 10-Year Gilt	20	12/27/19	GBP	2,000		3,301	6,363

							$(175,658)

Short position contracts:
Aluminum†	(33)	10/16/19		$(1)		$(1,409)	$74,217
Aluminum†	(38)	11/20/19		(1)		(1,636)	64,973
Aluminum†	(50)	12/18/19		(1)		(2,160)	82,867
Arabica Coffee†	(20)	7/21/20		(750)		(818)	(20,404)
Australian Dollar	(32)	12/16/19		(3,200)		(2,166)	36,334
Brent Crude†	(1)	12/30/19		(1)		(58)	1,287
British Pound	(79)	12/16/19		(4,938)		(6,089)	34,558
Canadian Dollar	(24)	12/17/19		(2,400)		(1,815)	(2,459)
Cattle Feeder†	(13)	3/26/20		(650)		(895)	(10,826)
CBOE Volatility Index	(18)	11/20/19		(18)		(329)	(11,030)
Copper†	(20)	5/27/20		(500)		(1,298)	18,836
Corn†	(39)	5/14/20		(195)		(790)	(32,743)
Cotton†	(61)	7/9/20		(3,050)		(1,927)	(13,467)
Euro Currency	(82)	12/16/19		(10,250)		(11,237)	149,226
KC HRW Wheat†	(58)	5/14/20		(290)		(1,269)	(27,725)
Lean Hogs†	(10)	4/15/20		(400)		(332)	(13,159)
Live Cattle†	(22)	4/30/20		(880)		(1,048)	(51,856)
Low Sulphur Gasoil†	(2)	12/12/19		(—	)(e)	(116)	1,345
Natural Gas†	(28)	12/27/19		(280)		(734)	42,096
New Zealand Dollar	(34)	12/16/19		(3,400)		(2,133)	45,869
Nickel†	(12)	10/16/19		(—	)(e)	(1,238)	(107,226)

168	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Futures contracts outstanding at September 30, 2019 (continued):
Type	Contracts	Expiration Date	Notional Amount (000s)			Market Value (000s)	Unrealized Appreciation (Depreciation)

Short position contracts (continued):
Nickel†	(11)	11/18/19	$	(—	)(e)	$(1,129)	$47,629
Soybean†	(16)	3/13/20		(80)		(744)	(17,648)
Sugar No. 11†	(86)	9/30/20		(9,632)		(1,256)	(1,226)
WTI Crude Oil†	(1)	12/19/19		(1)		(54)	2,227

							$291,695

							$116,037

† All or a portion of this security is owned by AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the Fund.

Credit default swaps agreements outstanding at September 30, 2019:
Centrally cleared sell protection swap agreements:
Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Payment Frequency	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs (ICE):
CDX.EM.31 Index	$2,280	2.062%	6/20/24	1.00%	Quarterly	$(102,944)	$(62,928)	$(40,016)
CDX.NA.HY.32 Index	4,470	3.288%	6/20/24	5.00%	Quarterly	325,554	330,357	(4,803)

						$222,610	$267,429	$(44,819)

(1) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2019 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) At September 30, 2019, the Fund pledged $4,126,721 in cash as collateral for futures contracts and $883,292 in cash as collateral for swap contracts.

(e) Notional amount rounds to less than 500.

Glossary:

AUD—Australian Dollar

BIST—Borsa Istanbul

CAD—Canadian Dollar

CBOE—Chicago Board Options Exchange

CDX—Credit Derivatives Index

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound

ICE—Intercontinental Exchange

JPY— Japanese Yen

JSE—Johannesburg Stock Exchange Limited

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

TRY—Turkish Lira

WTI—West Texas Intermediate

ZAR—South African Rand

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	169

Schedule of Investments

September 30, 2019

AllianzGI PerformanceFee Structured US Equity Fund

	Shares	Value

Exchange-Traded Funds—99.8%
iShares Core S&P 500 (a) (cost—$108,339,645)	383,081	$114,357,340

	Principal Amount (000s)

Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $736,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $750,772 including accrued interest
(cost—$736,000)	$736	736,000

Total Options Purchased —0.4% (cost—$671,611) (b)(c)(d)		418,933

Value
Total Investments, before options written (cost—$109,747,256)—100.8%	$115,512,273

Total Options Written—(0.6)% (premiums received— $1,439,009) (b)(c)(d)	(716,447)

Total Investments, net of options written (cost—$108,308,247)—100.2%	114,795,826

Other liabilities in excess of other assets—(0.2)%	(184,292)

Net Assets—100.0%	$114,611,534

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2019:

Options purchased contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
E-mini S&P 500 Index	289.00 USD	10/2/19	3	$300	$2,796	$1,727	$1,069
E-mini S&P 500 Index	290.00 USD	10/2/19	11	1,100	9,185	6,541	2,644
E-mini S&P 500 Index	293.00 USD	10/2/19	9	900	4,914	4,739	175
E-mini S&P 500 Index	296.00 USD	10/2/19	5	500	1,417	1,857	(440)
E-mini S&P 500 Index	300.00 USD	10/2/19	17	1,700	638	3,610	(2,972)
E-mini S&P 500 Index	313.00 USD	10/2/19	16	1,600	8	2,265	(2,257)
E-mini S&P 500 Index	291.00 USD	10/4/19	8	800	5,412	5,039	373
E-mini S&P 500 Index	292.00 USD	10/4/19	5	500	3,400	1,828	1,572
E-mini S&P 500 Index	301.00 USD	10/4/19	17	1,700	842	3,091	(2,249)
E-mini S&P 500 Index	303.00 USD	10/4/19	36	3,600	486	6,789	(6,303)
E-mini S&P 500 Index	312.00 USD	10/4/19	16	1,600	8	2,425	(2,417)
E-mini S&P 500 Index	330.00 USD	10/4/19	123	12,300	62	470	(408)
E-mini S&P 500 Index	350.00 USD	10/4/19	68	6,800	34	208	(174)
E-mini S&P 500 Index	293.00 USD	10/7/19	8	800	4,736	3,696	1,040
E-mini S&P 500 Index	297.00 USD	10/7/19	6	600	1,710	2,422	(712)
E-mini S&P 500 Index	301.00 USD	10/7/19	17	1,700	1,147	3,257	(2,110)
E-mini S&P 500 Index	312.00 USD	10/7/19	16	1,600	16	2,345	(2,329)
E-mini S&P 500 Index	330.00 USD	10/7/19	45	4,500	45	161	(116)
E-mini S&P 500 Index	335.00 USD	10/7/19	34	3,400	34	120	(86)
E-mini S&P 500 Index	340.00 USD	10/7/19	48	4,800	48	252	(204)
E-mini S&P 500 Index	345.00 USD	10/7/19	34	3,400	34	88	(54)
E-mini S&P 500 Index	292.00 USD	10/9/19	5	500	3,600	2,313	1,287
E-mini S&P 500 Index	296.00 USD	10/9/19	4	400	1,580	1,686	(106)
E-mini S&P 500 Index	297.00 USD	10/9/19	25	2,500	8,050	10,015	(1,965)
E-mini S&P 500 Index	298.00 USD	10/9/19	3	300	767	1,343	(576)
E-mini S&P 500 Index	299.00 USD	10/9/19	26	2,600	5,031	10,961	(5,930)
E-mini S&P 500 Index	303.00 USD	10/9/19	17	1,700	638	2,748	(2,110)
E-mini S&P 500 Index	315.00 USD	10/9/19	16	1,600	16	1,785	(1,769)
E-mini S&P 500 Index	335.00 USD	10/9/19	81	8,100	81	606	(525)
E-mini S&P 500 Index	340.00 USD	10/9/19	16	1,600	16	116	(100)
E-mini S&P 500 Index	291.00 USD	10/11/19	4	400	3,384	1,882	1,502
E-mini S&P 500 Index	292.00 USD	10/11/19	3	300	2,283	1,961	322
E-mini S&P 500 Index	296.00 USD	10/11/19	5	500	2,212	2,167	45
E-mini S&P 500 Index	301.00 USD	10/11/19	25	2,500	3,325	8,890	(5,565)
E-mini S&P 500 Index	302.00 USD	10/11/19	32	3,200	2,944	11,955	(9,011)
E-mini S&P 500 Index	306.00 USD	10/11/19	29	2,900	392	3,556	(3,164)
E-mini S&P 500 Index	335.00 USD	10/11/19	81	8,100	81	210	(129)
E-mini S&P 500 Index	340.00 USD	10/11/19	16	1,600	16	41	(25)

170	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	350.00 USD	10/11/19	44	$4,400	$44	$114	$(70)
E-mini S&P 500 Index	289.00 USD	10/14/19	3	300	3,090	1,877	1,213
E-mini S&P 500 Index	293.00 USD	10/14/19	4	400	2,796	1,710	1,086
E-mini S&P 500 Index	295.00 USD	10/14/19	5	500	2,702	1,972	730
E-mini S&P 500 Index	300.00 USD	10/14/19	10	1,000	2,055	3,826	(1,771)
E-mini S&P 500 Index	306.00 USD	10/14/19	29	2,900	522	3,758	(3,236)
E-mini S&P 500 Index	330.00 USD	10/14/19	74	7,400	74	231	(157)
E-mini S&P 500 Index	291.00 USD	10/16/19	3	300	2,680	1,954	726
E-mini S&P 500 Index	293.00 USD	10/16/19	4	400	2,918	1,846	1,072
E-mini S&P 500 Index	298.00 USD	10/16/19	5	500	1,800	1,654	146
E-mini S&P 500 Index	299.00 USD	10/16/19	11	1,100	3,261	4,659	(1,398)
E-mini S&P 500 Index	300.00 USD	10/16/19	10	1,000	2,375	4,096	(1,721)
E-mini S&P 500 Index	330.00 USD	10/16/19	45	4,500	45	117	(72)
E-mini S&P 500 Index	340.00 USD	10/16/19	52	5,200	52	151	(99)
E-mini S&P 500 Index	298.00 USD	10/18/19	9	900	3,528	3,738	(210)
E-mini S&P 500 Index	340.00 USD	10/18/19	64	6,400	32	208	(176)
E-mini S&P 500 Index	297.00 USD	10/21/19	3	300	1,426	1,204	222
E-mini S&P 500 Index	293.00 USD	10/23/19	3	300	2,398	1,346	1,052
E-mini S&P 500 Index	297.00 USD	10/23/19	6	600	3,012	2,706	306
E-mini S&P 500 Index	340.00 USD	10/23/19	90	9,000	90	260	(170)
E-mini S&P 500 Index	294.00 USD	10/25/19	5	500	3,755	2,433	1,322
E-mini S&P 500 Index	297.00 USD	10/25/19	3	300	1,599	1,286	313
E-mini S&P 500 Index	298.00 USD	10/25/19	1	100	465	482	(17)
E-mini S&P 500 Index	340.00 USD	10/25/19	28	2,800	28	73	(45)
E-mini S&P 500 Index	345.00 USD	10/25/19	28	2,800	28	122	(94)
E-mini S&P 500 Index	294.00 USD	10/28/19	5	500	3,822	2,452	1,370
E-mini S&P 500 Index	298.00 USD	10/28/19	11	1,100	5,269	5,067	202
E-mini S&P 500 Index	306.00 USD	10/28/19	33	3,300	2,838	6,696	(3,858)
E-mini S&P 500 Index	335.00 USD	10/28/19	45	4,500	45	161	(116)
E-mini S&P 500 Index	340.00 USD	10/28/19	28	2,800	28	101	(73)
E-mini S&P 500 Index	345.00 USD	10/28/19	28	2,800	28	73	(45)
E-mini S&P 500 Index	299.00 USD	10/31/19	5	500	2,310	2,188	122
E-mini S&P 500 Index	345.00 USD	10/31/19	28	2,800	28	111	(83)
E-mini S&P 500 Index	296.00 USD	11/1/19	4	400	2,700	1,998	702
E-mini S&P 500 Index	303.00 USD	11/1/19	9	900	2,223	1,814	409
E-mini S&P 500 Index	305.00 USD	11/1/19	8	800	1,284	2,285	(1,001)
E-mini S&P 500 Index	335.00 USD	11/1/19	45	4,500	45	161	(116)
E-mini S&P 500 Index	298.00 USD	11/4/19	4	400	2,206	2,002	204
E-mini S&P 500 Index	304.00 USD	11/4/19	5	500	1,067	1,432	(365)
E-mini S&P 500 Index	305.00 USD	11/4/19	9	900	1,543	1,814	(271)
E-mini S&P 500 Index	306.00 USD	11/4/19	4	400	544	994	(450)
E-mini S&P 500 Index	335.00 USD	11/4/19	81	8,100	81	295	(214)
E-mini S&P 500 Index	345.00 USD	11/4/19	54	5,400	54	140	(86)
E-mini S&P 500 Index	302.00 USD	11/8/19	9	900	3,109	3,219	(110)
E-mini S&P 500 Index	305.00 USD	11/8/19	7	700	1,428	2,328	(900)
E-mini S&P 500 Index	311.00 USD	11/8/19	9	900	446	915	(469)
E-mini S&P 500 Index	330.00 USD	11/8/19	84	8,400	126	340	(214)
E-mini S&P 500 Index	302.00 USD	11/11/19	9	900	3,204	3,725	(521)
E-mini S&P 500 Index	305.00 USD	11/11/19	5	500	1,067	1,457	(390)
E-mini S&P 500 Index	311.00 USD	11/11/19	9	900	486	1,130	(644)
E-mini S&P 500 Index	335.00 USD	11/11/19	90	9,000	135	278	(143)
E-mini S&P 500 Index	340.00 USD	11/11/19	54	5,400	54	140	(86)
E-mini S&P 500 Index	302.00 USD	11/15/19	5	500	1,967	1,642	325
E-mini S&P 500 Index	306.00 USD	11/15/19	4	400	828	1,354	(526)
E-mini S&P 500 Index	335.00 USD	11/15/19	45	4,500	68	149	(81)
E-mini S&P 500 Index	340.00 USD	11/15/19	54	5,400	54	248	(194)
E-mini S&P 500 Index	305.00 USD	11/22/19	4	400	1,182	1,606	(424)
E-mini S&P 500 Index	302.00 USD	11/29/19	4	400	1,932	1,930	2
E-mini S&P 500 Index	345.00 USD	12/11/19	18	1,800	38	46	(8)
E-mini S&P 500 Index	317.00 USD	12/20/19	9	900	824	1,455	(631)
E-mini S&P 500 Index	345.00 USD	12/20/19	18	1,800	63	105	(42)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	171

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	314.00 USD	12/31/19	9	$900	$1,629	$1,715	$(86)
E-mini S&P 500 Index	345.00 USD	12/31/19	18	1,800	90	133	(43)
E-mini S&P 500 Index Flex	335.00 USD	10/2/19	61	6,100	—	547	(547)
E-mini S&P 500 Index Flex	340.00 USD	10/2/19	28	2,800	—	100	(100)
E-mini S&P 500 Index Flex	345.00 USD	10/2/19	66	6,600	—	235	(235)
E-mini S&P 500 Index Flex	345.00 USD	10/9/19	66	6,600	—	203	(203)
E-mini S&P 500 Index Flex	340.00 USD	10/14/19	36	3,600	—	93	(93)
E-mini S&P 500 Index Flex	350.00 USD	10/14/19	16	1,600	—	73	(73)
E-mini S&P 500 Index Flex	340.00 USD	10/21/19	63	6,300	—	253	(253)
E-mini S&P 500 Index Flex	306.00 USD	10/30/19	5	500	572	1,168	(596)
E-mini S&P 500 Index Flex	335.00 USD	10/30/19	45	4,500	8	162	(154)
E-mini S&P 500 Index Flex	345.00 USD	11/1/19	54	5,400	2	152	(150)
E-mini S&P 500 Index Flex	302.00 USD	11/6/19	4	400	1,322	1,758	(436)
E-mini S&P 500 Index Flex	303.00 USD	11/6/19	5	500	1,413	1,448	(35)
E-mini S&P 500 Index Flex	306.00 USD	11/6/19	4	400	641	1,143	(502)
E-mini S&P 500 Index Flex	311.00 USD	11/6/19	9	900	399	959	(560)
E-mini S&P 500 Index Flex	335.00 USD	11/6/19	81	8,100	50	291	(241)
E-mini S&P 500 Index Flex	345.00 USD	11/6/19	54	5,400	5	205	(200)
E-mini S&P 500 Index Flex	340.00 USD	11/8/19	54	5,400	21	302	(281)
E-mini S&P 500 Index Flex	303.00 USD	11/13/19	5	500	1,664	1,853	(189)
E-mini S&P 500 Index Flex	305.00 USD	11/13/19	4	400	978	1,567	(589)
E-mini S&P 500 Index Flex	314.00 USD	11/13/19	9	900	329	905	(576)
E-mini S&P 500 Index Flex	335.00 USD	11/13/19	45	4,500	64	207	(143)
E-mini S&P 500 Index Flex	345.00 USD	11/13/19	54	5,400	16	140	(124)
E-mini S&P 500 Index Flex	302.00 USD	11/18/19	5	500	901	2,038	(1,137)
E-mini S&P 500 Index Flex	306.00 USD	11/18/19	4	400	955	1,418	(463)
E-mini S&P 500 Index Flex	335.00 USD	11/18/19	45	4,500	2	162	(160)
E-mini S&P 500 Index Flex	340.00 USD	11/18/19	54	5,400	66	248	(182)
E-mini S&P 500 Index Flex	305.00 USD	11/20/19	5	500	1,457	2,088	(631)
E-mini S&P 500 Index Flex	314.00 USD	11/20/19	9	900	478	924	(446)
E-mini S&P 500 Index Flex	340.00 USD	11/20/19	46	4,600	68	257	(189)
E-mini S&P 500 Index Flex	313.00 USD	11/22/19	9	900	620	1,230	(610)
E-mini S&P 500 Index Flex	340.00 USD	11/22/19	54	5,400	96	140	(44)
E-mini S&P 500 Index Flex	304.00 USD	11/25/19	4	400	1,463	1,486	(23)
E-mini S&P 500 Index Flex	311.00 USD	11/25/19	9	900	990	1,364	(374)
E-mini S&P 500 Index Flex	340.00 USD	11/25/19	54	5,400	96	248	(152)
E-mini S&P 500 Index Flex	303.00 USD	11/27/19	4	400	1,699	1,422	277
E-mini S&P 500 Index Flex	309.00 USD	11/27/19	9	900	1,559	1,293	266
E-mini S&P 500 Index Flex	340.00 USD	11/27/19	54	5,400	94	193	(99)
E-mini S&P 500 Index Flex	313.00 USD	11/29/19	9	900	123	761	(638)
E-mini S&P 500 Index Flex	340.00 USD	11/29/19	54	5,400	1	248	(247)
E-mini S&P 500 Index Flex	305.00 USD	12/2/19	9	900	3,299	2,391	908
E-mini S&P 500 Index Flex	350.00 USD	12/2/19	19	1,900	10	49	(39)
E-mini S&P 500 Index Flex	308.00 USD	12/4/19	9	900	2,275	1,994	281
E-mini S&P 500 Index Flex	350.00 USD	12/4/19	18	1,800	11	46	(35)
E-mini S&P 500 Index Flex	314.00 USD	12/6/19	9	900	801	951	(150)
E-mini S&P 500 Index Flex	350.00 USD	12/6/19	18	1,800	14	47	(33)
E-mini S&P 500 Index Flex	314.00 USD	12/9/19	9	900	9	1,364	(1,355)
E-mini S&P 500 Index Flex	345.00 USD	12/9/19	18	1,800	33	82	(49)
E-mini S&P 500 Index Flex	314.00 USD	12/11/19	9	900	1,005	636	369
E-mini S&P 500 Index Flex	317.00 USD	12/13/19	9	900	633	1,364	(731)
E-mini S&P 500 Index Flex	350.00 USD	12/13/19	18	1,800	25	47	(22)
E-mini S&P 500 Index Flex	317.00 USD	12/16/19	9	900	715	1,275	(560)
E-mini S&P 500 Index Flex	345.00 USD	12/16/19	18	1,800	54	100	(46)
E-mini S&P 500 Index Flex	317.00 USD	12/18/19	9	900	766	1,391	(625)
E-mini S&P 500 Index Flex	345.00 USD	12/18/19	18	1,800	61	136	(75)
E-mini S&P 500 Index Flex	315.00 USD	12/23/19	9	900	1,262	1,832	(570)
E-mini S&P 500 Index Flex	345.00 USD	12/23/19	18	1,800	77	173	(96)
E-mini S&P 500 Index Flex	313.00 USD	12/26/19	9	900	1,860	2,084	(224)
E-mini S&P 500 Index Flex	345.00 USD	12/26/19	18	1,800	85	101	(16)
E-mini S&P 500 Index Flex	313.00 USD	12/27/19	9	900	1,890	1,571	319

172	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index Flex	345.00 USD	12/27/19	18	$1,800	$87	$100	$(13)
Nasdaq 100 Stock Index	9,000.00 USD	10/18/19	3	300	45	287	(242)
Nasdaq 100 Stock Index	9,100.00 USD	10/18/19	1	100	15	36	(21)
Nasdaq 100 Stock Index	9,500.00 USD	10/18/19	5	500	63	93	(30)
Nasdaq 100 Stock Index	9,200.00 USD	11/15/19	1	100	25	66	(41)
Nasdaq 100 Stock Index	9,400.00 USD	11/15/19	2	200	45	83	(38)
Nasdaq 100 Stock Index	9,500.00 USD	11/15/19	3	300	60	55	5
Russell 2000 Index	1,760.00 USD	10/18/19	5	500	25	81	(56)
Russell 2000 Index	1,780.00 USD	10/18/19	7	700	35	221	(186)
Russell 2000 Index	2,300.00 USD	10/18/19	7	700	18	47	(29)
Russell 2000 Index	2,350.00 USD	10/31/19	7	700	35	114	(79)
Russell 2000 Index	1,790.00 USD	11/15/19	5	500	63	132	(69)
Russell 2000 Index	1,860.00 USD	11/15/19	7	700	53	82	(29)
Russell 2000 Index	1,870.00 USD	11/15/19	4	400	30	86	(56)
Russell 2000 Index	1,880.00 USD	11/15/19	7	700	35	165	(130)
Russell 2000 Index	1,900.00 USD	11/29/19	16	1,600	200	399	(199)
S&P 500 Index	3,060.00 USD	10/4/19	11	1,100	165	7,326	(7,161)
S&P 500 Index	3,350.00 USD	10/18/19	5	500	50	58	(8)
S&P 500 Index	3,450.00 USD	10/18/19	3	300	30	34	(4)
S&P 500 Index	3,900.00 USD	10/18/19	7	700	70	79	(9)
S&P 500 Index	3,600.00 USD	10/31/19	7	700	105	79	26
S&P 500 Index	3,500.00 USD	11/15/19	5	500	63	158	(95)
S&P 500 Index	3,600.00 USD	11/15/19	21	2,100	263	233	30
S&P 500 Index	3,500.00 USD	11/29/19	10	1,000	125	314	(189)

Total call options					$191,750	$267,933	$(76,183)

Put options:
E-mini S&P 500 Index	293.00 USD	10/2/19	11	$1,100	$171	$5,147	$(4,976)
E-mini S&P 500 Index	299.00 USD	10/2/19	11	1,100	1,496	2,449	(953)
E-mini S&P 500 Index	296.00 USD	10/4/19	10	1,000	920	3,766	(2,846)
E-mini S&P 500 Index	298.00 USD	10/4/19	6	600	897	2,308	(1,411)
E-mini S&P 500 Index	297.00 USD	10/9/19	35	3,500	6,510	15,876	(9,366)
E-mini S&P 500 Index	299.00 USD	10/9/19	34	3,400	8,721	12,702	(3,981)
E-mini S&P 500 Index	300.00 USD	10/9/19	5	500	1,520	1,578	(58)
E-mini S&P 500 Index	297.00 USD	10/11/19	10	1,000	2,295	4,716	(2,421)
E-mini S&P 500 Index	300.00 USD	10/11/19	11	1,100	3,756	4,009	(253)
E-mini S&P 500 Index	302.00 USD	10/11/19	35	3,500	15,767	13,740	2,027
E-mini S&P 500 Index	297.00 USD	10/14/19	20	2,000	5,030	9,652	(4,622)
E-mini S&P 500 Index	300.00 USD	10/14/19	11	1,100	3,982	4,351	(369)
E-mini S&P 500 Index	298.00 USD	10/16/19	10	1,000	3,155	4,086	(931)
E-mini S&P 500 Index	300.00 USD	10/16/19	11	1,100	4,317	4,461	(144)
E-mini S&P 500 Index	296.00 USD	10/23/19	2	200	646	907	(261)
E-mini S&P 500 Index	295.00 USD	10/25/19	3	300	957	1,463	(506)
E-mini S&P 500 Index	298.00 USD	10/25/19	1	100	407	448	(41)
E-mini S&P 500 Index Flex	175.00 USD	10/28/19	37	3,700	—	96	(96)
Russell 2000 Index	810.00 USD	11/15/19	4	400	30	58	(28)
Russell 2000 Index	800.00 USD	11/29/19	4	400	60	105	(45)
S&P 500 Index	2,875.00 USD	10/7/19	1	100	270	2,062	(1,792)
S&P 500 Index	1,800.00 USD	10/2/19	59	5,900	590	664	(74)
S&P 500 Index	1,900.00 USD	10/2/19	48	4,800	480	726	(246)
S&P 500 Index	2,575.00 USD	10/2/19	4	400	50	2,486	(2,436)
S&P 500 Index	2,590.00 USD	10/2/19	4	400	50	1,730	(1,680)
S&P 500 Index	2,660.00 USD	10/2/19	12	1,200	150	3,391	(3,241)
S&P 500 Index	2,700.00 USD	10/2/19	12	1,200	180	2,099	(1,919)
S&P 500 Index	2,745.00 USD	10/2/19	1	100	15	1,233	(1,218)
S&P 500 Index	2,805.00 USD	10/2/19	2	200	40	6,091	(6,051)
S&P 500 Index	2,825.00 USD	10/2/19	2	200	45	4,905	(4,860)
S&P 500 Index	1,800.00 USD	10/4/19	12	1,200	120	188	(68)
S&P 500 Index	1,900.00 USD	10/4/19	61	6,100	762	722	40
S&P 500 Index	2,635.00 USD	10/4/19	8	800	140	2,649	(2,509)
S&P 500 Index	2,680.00 USD	10/4/19	12	1,200	240	1,903	(1,663)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	173

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,700.00 USD	10/4/19	12	$1,200	$270	$2,875	$(2,605)
S&P 500 Index	2,805.00 USD	10/4/19	14	1,400	805	24,477	(23,672)
S&P 500 Index	2,825.00 USD	10/4/19	4	400	310	10,810	(10,500)
S&P 500 Index	2,870.00 USD	10/4/19	2	200	315	3,467	(3,152)
S&P 500 Index	2,875.00 USD	10/4/19	2	200	345	3,895	(3,550)
S&P 500 Index	1,900.00 USD	10/7/19	6	600	60	79	(19)
S&P 500 Index	2,640.00 USD	10/7/19	2	200	45	545	(500)
S&P 500 Index	2,650.00 USD	10/7/19	2	200	45	587	(542)
S&P 500 Index	2,690.00 USD	10/7/19	12	1,200	390	2,208	(1,818)
S&P 500 Index	2,820.00 USD	10/7/19	3	300	330	2,970	(2,640)
S&P 500 Index	2,870.00 USD	10/7/19	4	400	990	7,374	(6,384)
S&P 500 Index	2,880.00 USD	10/7/19	2	200	595	3,285	(2,690)
S&P 500 Index	1,900.00 USD	10/9/19	98	9,800	980	1,080	(100)
S&P 500 Index	2,620.00 USD	10/9/19	2	200	65	705	(640)
S&P 500 Index	2,625.00 USD	10/9/19	2	200	65	719	(654)
S&P 500 Index	2,680.00 USD	10/9/19	12	1,200	630	2,791	(2,161)
S&P 500 Index	2,690.00 USD	10/9/19	12	1,200	690	2,527	(1,837)
S&P 500 Index	2,800.00 USD	10/9/19	3	300	502	3,200	(2,698)
S&P 500 Index	2,820.00 USD	10/9/19	3	300	667	2,998	(2,331)
S&P 500 Index	1,850.00 USD	10/11/19	5	500	63	53	10
S&P 500 Index	1,900.00 USD	10/11/19	17	1,700	213	192	21
S&P 500 Index	1,925.00 USD	10/11/19	6	600	75	64	11
S&P 500 Index	1,950.00 USD	10/11/19	12	1,200	150	134	16
S&P 500 Index	2,050.00 USD	10/11/19	25	2,500	313	290	23
S&P 500 Index	2,615.00 USD	10/11/19	2	200	105	331	(226)
S&P 500 Index	2,620.00 USD	10/11/19	2	200	115	345	(230)
S&P 500 Index	2,640.00 USD	10/11/19	4	400	250	1,018	(768)
S&P 500 Index	2,645.00 USD	10/11/19	4	400	270	1,210	(940)
S&P 500 Index	2,690.00 USD	10/11/19	12	1,200	1,170	2,143	(973)
S&P 500 Index	2,700.00 USD	10/11/19	10	1,000	1,025	2,056	(1,031)
S&P 500 Index	2,850.00 USD	10/11/19	3	300	1,680	2,570	(890)
S&P 500 Index	2,855.00 USD	10/11/19	4	400	2,380	8,610	(6,230)
S&P 500 Index	2,860.00 USD	10/11/19	2	200	1,270	2,384	(1,114)
S&P 500 Index	2,865.00 USD	10/11/19	2	200	1,350	1,907	(557)
S&P 500 Index	2,880.00 USD	10/11/19	6	600	4,950	11,588	(6,638)
S&P 500 Index	1,950.00 USD	10/14/19	13	1,300	163	151	12
S&P 500 Index	2,000.00 USD	10/14/19	6	600	75	50	25
S&P 500 Index	2,050.00 USD	10/14/19	25	2,500	313	290	23
S&P 500 Index	2,620.00 USD	10/14/19	4	400	290	722	(432)
S&P 500 Index	2,670.00 USD	10/14/19	12	1,200	1,230	1,939	(709)
S&P 500 Index	2,830.00 USD	10/14/19	4	400	2,160	3,717	(1,557)
S&P 500 Index	2,850.00 USD	10/14/19	2	200	1,370	2,135	(765)
S&P 500 Index	2,860.00 USD	10/14/19	4	400	3,100	5,158	(2,058)
S&P 500 Index	2,880.00 USD	10/14/19	4	400	3,920	7,130	(3,210)
S&P 500 Index	2,000.00 USD	10/16/19	54	5,400	675	592	83
S&P 500 Index	2,600.00 USD	10/16/19	4	400	330	770	(440)
S&P 500 Index	2,625.00 USD	10/16/19	10	1,000	1,025	2,386	(1,361)
S&P 500 Index	2,650.00 USD	10/16/19	18	1,800	2,205	5,327	(3,122)
S&P 500 Index	2,820.00 USD	10/16/19	1	100	635	955	(320)
S&P 500 Index	2,830.00 USD	10/16/19	4	400	2,820	3,925	(1,105)
S&P 500 Index	2,840.00 USD	10/16/19	2	200	1,590	2,361	(771)
S&P 500 Index	2,850.00 USD	10/16/19	2	200	1,770	2,309	(539)
S&P 500 Index	2,865.00 USD	10/16/19	4	400	4,160	4,814	(654)
S&P 500 Index	1,900.00 USD	10/18/19	16	1,600	200	153	47
S&P 500 Index	1,925.00 USD	10/18/19	18	1,800	225	207	18
S&P 500 Index	1,950.00 USD	10/18/19	17	1,700	213	193	20
S&P 500 Index	1,975.00 USD	10/18/19	17	1,700	213	195	18
S&P 500 Index	2,000.00 USD	10/18/19	85	8,500	1,062	966	96
S&P 500 Index	2,025.00 USD	10/18/19	42	4,200	525	487	38
S&P 500 Index	2,050.00 USD	10/18/19	45	4,500	562	520	42
S&P 500 Index	2,600.00 USD	10/18/19	2	200	195	216	(21)

174	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,640.00 USD	10/18/19	4	$400	$580	$786	$(206)
S&P 500 Index	2,650.00 USD	10/18/19	16	1,600	2,480	4,205	(1,725)
S&P 500 Index	2,655.00 USD	10/18/19	6	600	960	1,186	(226)
S&P 500 Index	2,840.00 USD	10/18/19	1	100	925	1,284	(359)
S&P 500 Index	2,850.00 USD	10/18/19	8	800	8,240	10,412	(2,172)
S&P 500 Index	2,855.00 USD	10/18/19	4	400	4,340	3,370	970
S&P 500 Index	2,860.00 USD	10/18/19	3	300	3,420	2,599	821
S&P 500 Index	2,865.00 USD	10/18/19	2	200	2,400	2,175	225
S&P 500 Index	2,870.00 USD	10/18/19	2	200	2,530	2,238	292
S&P 500 Index	2,000.00 USD	10/21/19	108	10,800	1,620	1,250	370
S&P 500 Index	2,050.00 USD	10/21/19	40	4,000	600	464	136
S&P 500 Index	2,600.00 USD	10/21/19	4	400	530	654	(124)
S&P 500 Index	2,650.00 USD	10/21/19	12	1,200	2,100	2,071	29
S&P 500 Index	2,820.00 USD	10/21/19	1	100	885	1,062	(177)
S&P 500 Index	2,845.00 USD	10/21/19	2	200	2,250	2,319	(69)
S&P 500 Index	2,865.00 USD	10/21/19	4	400	5,440	4,798	642
S&P 500 Index	2,870.00 USD	10/21/19	4	400	5,720	4,958	762
S&P 500 Index	1,950.00 USD	10/23/19	82	8,200	1,230	972	258
S&P 500 Index	2,000.00 USD	10/23/19	78	7,800	1,170	904	266
S&P 500 Index	2,575.00 USD	10/23/19	8	800	1,100	2,129	(1,029)
S&P 500 Index	2,790.00 USD	10/23/19	1	100	800	1,140	(340)
S&P 500 Index	2,810.00 USD	10/23/19	6	600	5,730	7,300	(1,570)
S&P 500 Index	2,815.00 USD	10/23/19	2	200	1,990	3,049	(1,059)
S&P 500 Index	1,850.00 USD	10/25/19	38	3,800	570	400	170
S&P 500 Index	1,900.00 USD	10/25/19	20	2,000	300	325	(25)
S&P 500 Index	1,950.00 USD	10/25/19	11	1,100	165	183	(18)
S&P 500 Index	2,000.00 USD	10/25/19	79	7,900	1,185	1,039	146
S&P 500 Index	2,585.00 USD	10/25/19	4	400	720	1,170	(450)
S&P 500 Index	2,595.00 USD	10/25/19	4	400	770	910	(140)
S&P 500 Index	2,790.00 USD	10/25/19	4	400	3,720	4,931	(1,211)
S&P 500 Index	2,810.00 USD	10/25/19	4	400	4,420	6,730	(2,310)
S&P 500 Index	2,815.00 USD	10/25/19	8	800	9,200	11,093	(1,893)
S&P 500 Index	2,825.00 USD	10/25/19	2	200	2,510	3,349	(839)
S&P 500 Index	2,830.00 USD	10/25/19	2	200	2,610	2,621	(11)
S&P 500 Index	2,000.00 USD	10/28/19	49	4,900	857	564	293
S&P 500 Index	2,600.00 USD	10/28/19	4	400	820	810	10
S&P 500 Index	2,800.00 USD	10/28/19	4	400	3,940	4,165	(225)
S&P 500 Index	2,825.00 USD	10/28/19	6	600	8,010	9,646	(1,636)
S&P 500 Index	2,830.00 USD	10/28/19	4	400	5,560	5,606	(46)
S&P 500 Index	1,950.00 USD	10/30/19	63	6,300	473	730	(257)
S&P 500 Index	2,825.00 USD	10/30/19	4	400	5,700	5,962	(262)
S&P 500 Index	1,900.00 USD	11/1/19	17	1,700	340	197	143

Total put options					$227,183	$403,678	$(176,495)

Total options purchased contracts					$418,933	$671,611	$(252,678)

Options written contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	26.00 USD	10/2/19	(125)	$(12,500)	$(312)	$(8,990)	$8,678
CBOE SPX Volatility Index	27.00 USD	10/2/19	(44)	(4,400)	(110)	(2,966)	2,856
CBOE SPX Volatility Index	22.00 USD	10/9/19	(52)	(5,200)	(1,560)	(3,089)	1,529
CBOE SPX Volatility Index	23.00 USD	10/9/19	(150)	(15,000)	(4,875)	(9,016)	4,141
CBOE SPX Volatility Index	24.00 USD	10/9/19	(49)	(4,900)	(858)	(3,108)	2,250
CBOE SPX Volatility Index	23.00 USD	10/16/19	(270)	(27,000)	(14,175)	(18,287)	4,112
CBOE SPX Volatility Index	25.00 USD	10/16/19	(87)	(8,700)	(3,263)	(7,165)	3,902
CBOE SPX Volatility Index	26.00 USD	10/16/19	(254)	(25,400)	(8,255)	(24,075)	15,820
CBOE SPX Volatility Index	27.00 USD	10/16/19	(118)	(11,800)	(3,540)	(10,433)	6,893

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	175

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
CBOE SPX Volatility Index	28.00 USD	10/16/19	(348)	$(34,800)	$(9,570)	$(25,505)	$15,935
CBOE SPX Volatility Index	29.00 USD	10/16/19	(87)	(8,700)	(1,958)	(7,113)	5,155
CBOE SPX Volatility Index	30.00 USD	10/16/19	(82)	(8,200)	(1,845)	(5,734)	3,889
CBOE SPX Volatility Index	22.00 USD	10/23/19	(87)	(8,700)	(7,830)	(5,604)	(2,226)
CBOE SPX Volatility Index	23.00 USD	10/23/19	(82)	(8,200)	(6,273)	(5,045)	(1,228)
CBOE SPX Volatility Index	24.00 USD	10/23/19	(146)	(14,600)	(10,220)	(9,666)	(554)
CBOE SPX Volatility Index	24.00 USD	10/30/19	(51)	(5,100)	(3,698)	(3,491)	(207)
CBOE SPX Volatility Index	25.00 USD	10/30/19	(47)	(4,700)	(3,290)	(2,792)	(498)
CBOE SPX Volatility Index	24.00 USD	11/20/19	(41)	(4,100)	(4,510)	(5,183)	673
CBOE SPX Volatility Index	25.00 USD	11/20/19	(83)	(8,300)	(8,300)	(9,911)	1,611
CBOE SPX Volatility Index	26.00 USD	11/20/19	(154)	(15,400)	(13,860)	(16,573)	2,713
CBOE SPX Volatility Index	27.00 USD	11/20/19	(80)	(8,000)	(6,400)	(6,196)	(204)
CBOE SPX Volatility Index	28.00 USD	11/20/19	(102)	(10,200)	(7,650)	(9,396)	1,746
CBOE SPX Volatility Index	29.00 USD	11/20/19	(52)	(5,200)	(3,380)	(4,285)	905
CBOE SPX Volatility Index	30.00 USD	11/20/19	(189)	(18,900)	(11,340)	(14,481)	3,141
CBOE SPX Volatility Index	29.00 USD	12/18/19	(80)	(8,000)	(6,800)	(6,314)	(486)
CBOE SPX Volatility Index	30.00 USD	12/18/19	(69)	(6,900)	(5,348)	(5,008)	(340)
E-mini S&P 500 Index	297.00 USD	10/2/19	(33)	(3,300)	(6,699)	(7,802)	1,103
E-mini S&P 500 Index	299.00 USD	10/2/19	(37)	(3,700)	(2,831)	(6,565)	3,734
E-mini S&P 500 Index	305.00 USD	10/2/19	(19)	(1,900)	(19)	(863)	844
E-mini S&P 500 Index	309.00 USD	10/2/19	(50)	(5,000)	(25)	(1,071)	1,046
E-mini S&P 500 Index	312.00 USD	10/2/19	(33)	(3,300)	(16)	(1,399)	1,383
E-mini S&P 500 Index	322.00 USD	10/2/19	(48)	(4,800)	(24)	(2,324)	2,300
E-mini S&P 500 Index	297.00 USD	10/4/19	(38)	(3,800)	(9,804)	(6,894)	(2,910)
E-mini S&P 500 Index	298.00 USD	10/4/19	(4)	(400)	(758)	(922)	164
E-mini S&P 500 Index	305.00 USD	10/4/19	(50)	(5,000)	(125)	(1,221)	1,096
E-mini S&P 500 Index	307.00 USD	10/4/19	(103)	(10,300)	(103)	(5,396)	5,293
E-mini S&P 500 Index	311.00 USD	10/4/19	(72)	(7,200)	(36)	(1,326)	1,290
E-mini S&P 500 Index	321.00 USD	10/4/19	(48)	(4,800)	(24)	(2,084)	2,060
E-mini S&P 500 Index	298.00 USD	10/7/19	(12)	(1,200)	(2,604)	(2,357)	(247)
E-mini S&P 500 Index	305.00 USD	10/7/19	(50)	(5,000)	(275)	(2,121)	1,846
E-mini S&P 500 Index	307.00 USD	10/7/19	(26)	(2,600)	(39)	(1,259)	1,220
E-mini S&P 500 Index	308.00 USD	10/7/19	(25)	(2,500)	(25)	(1,085)	1,060
E-mini S&P 500 Index	309.00 USD	10/7/19	(19)	(1,900)	(19)	(886)	867
E-mini S&P 500 Index	311.00 USD	10/7/19	(40)	(4,000)	(40)	(1,216)	1,176
E-mini S&P 500 Index	321.00 USD	10/7/19	(48)	(4,800)	(48)	(1,844)	1,796
E-mini S&P 500 Index	306.00 USD	10/9/19	(50)	(5,000)	(350)	(2,521)	2,171
E-mini S&P 500 Index	309.00 USD	10/9/19	(51)	(5,100)	(76)	(1,959)	1,883
E-mini S&P 500 Index	310.00 USD	10/9/19	(40)	(4,000)	(60)	(1,216)	1,156
E-mini S&P 500 Index	312.00 USD	10/9/19	(19)	(1,900)	(19)	(787)	768
E-mini S&P 500 Index	305.00 USD	10/11/19	(40)	(4,000)	(880)	(1,576)	696
E-mini S&P 500 Index	308.00 USD	10/11/19	(19)	(1,900)	(95)	(1,243)	1,148
E-mini S&P 500 Index	310.00 USD	10/11/19	(50)	(5,000)	(125)	(1,371)	1,246
E-mini S&P 500 Index	312.00 USD	10/11/19	(73)	(7,300)	(109)	(1,782)	1,673
E-mini S&P 500 Index	307.00 USD	10/14/19	(19)	(1,900)	(209)	(1,224)	1,015
E-mini S&P 500 Index	308.00 USD	10/14/19	(70)	(7,000)	(490)	(2,179)	1,689
E-mini S&P 500 Index	312.00 USD	10/14/19	(58)	(5,800)	(87)	(1,648)	1,561
E-mini S&P 500 Index	307.00 USD	10/16/19	(40)	(4,000)	(720)	(1,536)	816
E-mini S&P 500 Index	308.00 USD	10/16/19	(19)	(1,900)	(228)	(1,148)	920
E-mini S&P 500 Index	310.00 USD	10/16/19	(50)	(5,000)	(250)	(921)	671
E-mini S&P 500 Index	311.00 USD	10/18/19	(40)	(4,000)	(220)	(1,416)	1,196
E-mini S&P 500 Index	313.00 USD	10/18/19	(33)	(3,300)	(115)	(1,267)	1,152
E-mini S&P 500 Index	312.00 USD	10/21/19	(30)	(3,000)	(165)	(912)	747
E-mini S&P 500 Index	310.00 USD	10/23/19	(3)	(300)	(42)	(79)	37
E-mini S&P 500 Index	312.00 USD	10/23/19	(40)	(4,000)	(300)	(736)	436
E-mini S&P 500 Index	310.00 USD	10/25/19	(5)	(500)	(100)	(222)	122
E-mini S&P 500 Index	316.00 USD	10/25/19	(56)	(5,600)	(196)	(1,479)	1,283
E-mini S&P 500 Index	309.00 USD	10/28/19	(33)	(3,300)	(1,073)	(1,763)	690
E-mini S&P 500 Index	315.00 USD	10/28/19	(56)	(5,600)	(336)	(1,815)	1,479
E-mini S&P 500 Index	320.00 USD	10/28/19	(50)	(5,000)	(100)	(421)	321
E-mini S&P 500 Index	313.00 USD	10/31/19	(33)	(3,300)	(511)	(1,630)	1,119

176	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	310.00 USD	11/1/19	(27)	$(2,700)	$(1,107)	$(1,577)	$470
E-mini S&P 500 Index	312.00 USD	11/1/19	(40)	(4,000)	(920)	(1,936)	1,016
E-mini S&P 500 Index	319.00 USD	11/1/19	(53)	(5,300)	(238)	(763)	525
E-mini S&P 500 Index	312.00 USD	11/4/19	(27)	(2,700)	(716)	(1,713)	997
E-mini S&P 500 Index	314.00 USD	11/4/19	(40)	(4,000)	(640)	(1,736)	1,096
E-mini S&P 500 Index	315.00 USD	11/4/19	(50)	(5,000)	(625)	(1,271)	646
E-mini S&P 500 Index	313.00 USD	11/8/19	(50)	(5,000)	(1,500)	(1,321)	(179)
E-mini S&P 500 Index	317.00 USD	11/8/19	(40)	(4,000)	(480)	(1,336)	856
E-mini S&P 500 Index	320.00 USD	11/8/19	(46)	(4,600)	(322)	(893)	571
E-mini S&P 500 Index	313.00 USD	11/11/19	(50)	(5,000)	(1,675)	(1,671)	(4)
E-mini S&P 500 Index	320.00 USD	11/11/19	(27)	(2,700)	(202)	(551)	349
E-mini S&P 500 Index	314.00 USD	11/15/19	(41)	(4,100)	(1,517)	(1,288)	(229)
E-mini S&P 500 Index	323.00 USD	11/15/19	(27)	(2,700)	(175)	(552)	377
E-mini S&P 500 Index	324.00 USD	11/15/19	(40)	(4,000)	(220)	(696)	476
E-mini S&P 500 Index	320.00 USD	11/22/19	(27)	(2,700)	(459)	(902)	443
E-mini S&P 500 Index	315.00 USD	11/29/19	(40)	(4,000)	(2,260)	(2,296)	36
E-mini S&P 500 Index	320.00 USD	11/29/19	(27)	(2,700)	(621)	(632)	11
E-mini S&P 500 Index	325.00 USD	12/20/19	(27)	(2,700)	(770)	(1,470)	700
E-mini S&P 500 Index	322.00 USD	12/31/19	(27)	(2,700)	(1,539)	(1,577)	38
E-mini S&P 500 Index Flex	306.50 USD	10/2/19	(51)	(5,100)	(5)	(2,673)	2,668
E-mini S&P 500 Index Flex	324.00 USD	10/9/19	(48)	(4,800)	—	(1,268)	1,268
E-mini S&P 500 Index Flex	316.00 USD	10/23/19	(54)	(5,400)	(225)	(725)	500
E-mini S&P 500 Index Flex	320.00 USD	10/30/19	(50)	(5,000)	(208)	(570)	362
E-mini S&P 500 Index Flex	321.00 USD	11/4/19	(40)	(4,000)	(226)	(936)	710
E-mini S&P 500 Index Flex	314.00 USD	11/6/19	(50)	(5,000)	(1,193)	(1,421)	228
E-mini S&P 500 Index Flex	317.00 USD	11/6/19	(40)	(4,000)	(563)	(1,537)	974
E-mini S&P 500 Index Flex	319.00 USD	11/6/19	(27)	(2,700)	(270)	(902)	632
E-mini S&P 500 Index Flex	321.00 USD	11/6/19	(40)	(4,000)	(286)	(617)	331
E-mini S&P 500 Index Flex	319.00 USD	11/8/19	(27)	(2,700)	(207)	(632)	425
E-mini S&P 500 Index Flex	318.00 USD	11/11/19	(90)	(9,000)	(1,408)	(2,587)	1,179
E-mini S&P 500 Index Flex	315.00 USD	11/13/19	(50)	(5,000)	(1,532)	(1,170)	(362)
E-mini S&P 500 Index Flex	323.00 USD	11/13/19	(67)	(6,700)	(594)	(1,234)	640
E-mini S&P 500 Index Flex	314.00 USD	11/18/19	(41)	(4,100)	(2,007)	(1,575)	(432)
E-mini S&P 500 Index Flex	323.00 USD	11/18/19	(27)	(2,700)	(347)	(660)	313
E-mini S&P 500 Index Flex	324.00 USD	11/18/19	(40)	(4,000)	(448)	(936)	488
E-mini S&P 500 Index Flex	323.00 USD	11/20/19	(60)	(6,000)	(860)	(1,285)	425
E-mini S&P 500 Index Flex	319.00 USD	11/22/19	(40)	(4,000)	(1,073)	(1,456)	383
E-mini S&P 500 Index Flex	317.00 USD	11/25/19	(40)	(4,000)	(1,416)	(1,537)	121
E-mini S&P 500 Index Flex	319.00 USD	11/25/19	(27)	(2,700)	(724)	(2,117)	1,393
E-mini S&P 500 Index Flex	316.00 USD	11/27/19	(40)	(4,000)	(1,616)	(1,656)	40
E-mini S&P 500 Index Flex	318.00 USD	11/27/19	(27)	(2,700)	(816)	(1,334)	518
E-mini S&P 500 Index Flex	312.00 USD	12/2/19	(14)	(1,400)	(1,538)	(1,252)	(286)
E-mini S&P 500 Index Flex	313.00 USD	12/2/19	(14)	(1,400)	(1,230)	(1,098)	(132)
E-mini S&P 500 Index Flex	315.00 USD	12/4/19	(27)	(2,700)	(1,759)	(2,387)	628
E-mini S&P 500 Index Flex	322.00 USD	12/6/19	(27)	(2,700)	(659)	(497)	(162)
E-mini S&P 500 Index Flex	322.00 USD	12/9/19	(27)	(2,700)	(2,780)	(1,388)	(1,392)
E-mini S&P 500 Index Flex	323.00 USD	12/11/19	(27)	(2,700)	(728)	(335)	(393)
E-mini S&P 500 Index Flex	326.00 USD	12/13/19	(27)	(2,700)	(555)	(1,226)	671
E-mini S&P 500 Index Flex	326.00 USD	12/16/19	(27)	(2,700)	(633)	(902)	269
E-mini S&P 500 Index Flex	326.00 USD	12/18/19	(27)	(2,700)	(683)	(1,145)	462
E-mini S&P 500 Index Flex	323.00 USD	12/23/19	(27)	(2,700)	(1,120)	(1,712)	592
E-mini S&P 500 Index Flex	323.00 USD	12/26/19	(27)	(2,700)	(1,198)	(1,037)	(161)
E-mini S&P 500 Index Flex	322.00 USD	12/27/19	(27)	(2,700)	(1,380)	(768)	(612)
iPath S&P 500 VIX Short-Term	32.00 USD	10/4/19	(40)	(4,000)	(120)	(2,196)	2,076
iPath S&P 500 VIX Short-Term	34.00 USD	10/4/19	(19)	(1,900)	(47)	(1,660)	1,613
iPath S&P 500 VIX Short-Term	37.00 USD	10/4/19	(18)	(1,800)	(36)	(1,411)	1,375
iPath S&P 500 VIX Short-Term	30.00 USD	10/11/19	(23)	(2,300)	(356)	(837)	481
iPath S&P 500 VIX Short-Term	30.50 USD	10/11/19	(22)	(2,200)	(297)	(867)	570
iPath S&P 500 VIX Short-Term	31.50 USD	10/11/19	(22)	(2,200)	(253)	(977)	724
iPath S&P 500 VIX Short-Term	32.00 USD	10/11/19	(42)	(4,200)	(399)	(2,012)	1,613
iPath S&P 500 VIX Short-Term	40.00 USD	10/16/19	(59)	(5,900)	(317)	(3,328)	3,011

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	177

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
iPath S&P 500 VIX Short-Term	28.00 USD	10/18/19	(12)	$(1,200)	$(558)	$(545)	$(13)
iPath S&P 500 VIX Short-Term	29.00 USD	10/18/19	(36)	(3,600)	(1,314)	(1,457)	143
iPath S&P 500 VIX Short-Term	30.00 USD	10/18/19	(46)	(4,600)	(1,426)	(2,642)	1,216
iPath S&P 500 VIX Short-Term	31.00 USD	10/18/19	(22)	(2,200)	(539)	(1,139)	600
iPath S&P 500 VIX Short-Term	37.00 USD	10/18/19	(31)	(3,100)	(325)	(2,244)	1,919
iPath S&P 500 VIX Short-Term	38.00 USD	10/18/19	(11)	(1,100)	(99)	(2,046)	1,947
iPath S&P 500 VIX Short-Term	39.00 USD	10/18/19	(41)	(4,100)	(348)	(6,948)	6,600
iPath S&P 500 VIX Short-Term	40.00 USD	10/18/19	(33)	(3,300)	(264)	(5,205)	4,941
iPath S&P 500 VIX Short-Term	41.00 USD	10/18/19	(22)	(2,200)	(154)	(3,309)	3,155
iPath S&P 500 VIX Short-Term	46.00 USD	10/18/19	(72)	(7,200)	(360)	(6,095)	5,735
iPath S&P 500 VIX Short-Term	29.50 USD	10/25/19	(24)	(2,400)	(1,188)	(1,450)	262
iPath S&P 500 VIX Short-Term	30.50 USD	10/25/19	(48)	(4,800)	(1,992)	(2,500)	508
iPath S&P 500 VIX Short-Term	31.00 USD	10/25/19	(23)	(2,300)	(863)	(1,413)	550
iPath S&P 500 VIX Short-Term	32.00 USD	10/25/19	(23)	(2,300)	(748)	(1,275)	527
iPath S&P 500 VIX Short-Term	31.00 USD	11/1/19	(22)	(2,200)	(1,166)	(1,263)	97
iPath S&P 500 VIX Short-Term	43.00 USD	11/15/19	(31)	(3,100)	(698)	(2,276)	1,578
iPath S&P 500 VIX Short-Term	49.00 USD	11/15/19	(55)	(5,500)	(743)	(4,868)	4,125
iPath S&P 500 VIX Short-Term	51.00 USD	11/15/19	(36)	(3,600)	(432)	(3,651)	3,219
iPath S&P 500 VIX Short-Term	52.00 USD	11/15/19	(42)	(4,200)	(483)	(5,309)	4,826
iPath S&P 500 VIX Short-Term	58.00 USD	12/20/19	(43)	(4,300)	(903)	(5,909)	5,006
Russell 2000 Index	1,700.00 USD	11/15/19	(7)	(700)	(385)	(2,684)	2,299
Russell 2000 Index	1,720.00 USD	11/29/19	(5)	(500)	(337)	(2,429)	2,092
S&P 500 Index	3,120.00 USD	10/31/19	(7)	(700)	(1,278)	(3,832)	2,554
S&P 500 Index	3,130.00 USD	11/15/19	(3)	(300)	(1,245)	(1,981)	736
S&P 500 Index	3,140.00 USD	11/15/19	(3)	(300)	(990)	(1,522)	532
S&P 500 Index	3,150.00 USD	11/15/19	(5)	(500)	(1,338)	(2,543)	1,205
S&P 500 Index	3,180.00 USD	11/15/19	(10)	(1,000)	(1,525)	(5,224)	3,699
S&P 500 Index	3,190.00 USD	11/15/19	(8)	(800)	(1,020)	(3,491)	2,471
S&P 500 Index	3,175.00 USD	11/29/19	(5)	(500)	(1,600)	(2,387)	787
S&P 500 Index	3,250.00 USD	11/29/19	(5)	(500)	(487)	(1,468)	981

Total call options					$(252,496)	$(480,061)	$227,565

Put options:
E-mini S&P 500 Index	294.00 USD	10/2/19	(11)	$(1,100)	$(231)	$(1,336)	$1,105
E-mini S&P 500 Index	296.00 USD	10/2/19	(38)	(3,800)	(1,615)	(8,566)	6,951
E-mini S&P 500 Index	298.00 USD	10/2/19	(37)	(3,700)	(3,423)	(6,491)	3,068
E-mini S&P 500 Index	291.00 USD	10/4/19	(9)	(900)	(247)	(2,246)	1,999
E-mini S&P 500 Index	295.00 USD	10/4/19	(38)	(3,800)	(2,755)	(9,212)	6,457
E-mini S&P 500 Index	298.00 USD	10/7/19	(2)	(200)	(349)	(407)	58
E-mini S&P 500 Index	291.00 USD	10/11/19	(10)	(1,000)	(1,050)	(3,134)	2,084
E-mini S&P 500 Index	291.00 USD	10/14/19	(20)	(2,000)	(2,480)	(6,361)	3,881
E-mini S&P 500 Index	294.00 USD	10/16/19	(10)	(1,000)	(2,070)	(2,984)	914
E-mini S&P 500 Index	260.00 USD	10/28/19	(37)	(3,700)	(759)	(2,347)	1,588
Russell 2000 Index	1,350.00 USD	10/31/19	(7)	(700)	(1,943)	(2,782)	839
Russell 2000 Index	1,360.00 USD	11/15/19	(4)	(400)	(2,540)	(2,294)	(246)
Russell 2000 Index	1,380.00 USD	11/29/19	(4)	(400)	(4,520)	(3,661)	(859)
S&P 500 Index	2,690.00 USD	10/2/19	(3)	(300)	(45)	(4,174)	4,129
S&P 500 Index	2,705.00 USD	10/2/19	(6)	(600)	(90)	(7,036)	6,946
S&P 500 Index	2,720.00 USD	10/2/19	(3)	(300)	(45)	(3,442)	3,397
S&P 500 Index	2,800.00 USD	10/2/19	(1)	(100)	(20)	(1,850)	1,830
S&P 500 Index	2,690.00 USD	10/4/19	(12)	(1,200)	(240)	(18,437)	18,197
S&P 500 Index	2,705.00 USD	10/4/19	(12)	(1,200)	(270)	(13,769)	13,499
S&P 500 Index	2,750.00 USD	10/4/19	(5)	(500)	(162)	(3,937)	3,775
S&P 500 Index	2,755.00 USD	10/4/19	(6)	(600)	(225)	(4,595)	4,370
S&P 500 Index	2,765.00 USD	10/4/19	(3)	(300)	(112)	(2,332)	2,220
S&P 500 Index	2,770.00 USD	10/4/19	(3)	(300)	(127)	(2,692)	2,565
S&P 500 Index	2,790.00 USD	10/4/19	(3)	(300)	(157)	(2,530)	2,373
S&P 500 Index	2,860.00 USD	10/4/19	(10)	(1,000)	(1,300)	(17,054)	15,754
S&P 500 Index	2,755.00 USD	10/7/19	(27)	(2,700)	(1,418)	(21,699)	20,281
S&P 500 Index	2,770.00 USD	10/7/19	(3)	(300)	(187)	(2,095)	1,908
S&P 500 Index	2,780.00 USD	10/7/19	(3)	(300)	(202)	(2,463)	2,261

178	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,730.00 USD	10/9/19	(3)	$(300)	$(247)	$(2,233)	$1,986
S&P 500 Index	2,750.00 USD	10/9/19	(3)	(300)	(292)	(2,647)	2,355
S&P 500 Index	2,755.00 USD	10/9/19	(3)	(300)	(307)	(2,475)	2,168
S&P 500 Index	2,805.00 USD	10/9/19	(3)	(300)	(540)	(2,393)	1,853
S&P 500 Index	2,855.00 USD	10/9/19	(1)	(100)	(370)	(1,624)	1,254
S&P 500 Index	2,875.00 USD	10/9/19	(3)	(300)	(1,485)	(4,627)	3,142
S&P 500 Index	2,730.00 USD	10/11/19	(12)	(1,200)	(1,650)	(10,289)	8,639
S&P 500 Index	2,745.00 USD	10/11/19	(6)	(600)	(945)	(2,276)	1,331
S&P 500 Index	2,750.00 USD	10/11/19	(3)	(300)	(495)	(1,558)	1,063
S&P 500 Index	2,755.00 USD	10/11/19	(15)	(1,500)	(2,625)	(11,889)	9,264
S&P 500 Index	2,760.00 USD	10/11/19	(3)	(300)	(555)	(1,678)	1,123
S&P 500 Index	2,770.00 USD	10/11/19	(3)	(300)	(623)	(2,159)	1,536
S&P 500 Index	2,835.00 USD	10/11/19	(3)	(300)	(1,380)	(2,486)	1,106
S&P 500 Index	2,900.00 USD	10/11/19	(3)	(300)	(3,210)	(4,403)	1,193
S&P 500 Index	2,910.00 USD	10/11/19	(3)	(300)	(3,645)	(4,121)	476
S&P 500 Index	2,730.00 USD	10/14/19	(6)	(600)	(1,050)	(2,374)	1,324
S&P 500 Index	2,750.00 USD	10/14/19	(24)	(2,400)	(5,100)	(15,010)	9,910
S&P 500 Index	2,825.00 USD	10/14/19	(3)	(300)	(1,515)	(2,543)	1,028
S&P 500 Index	2,890.00 USD	10/14/19	(4)	(400)	(4,440)	(6,087)	1,647
S&P 500 Index	2,740.00 USD	10/16/19	(12)	(1,200)	(3,180)	(5,957)	2,777
S&P 500 Index	2,750.00 USD	10/16/19	(12)	(1,200)	(3,570)	(6,305)	2,735
S&P 500 Index	2,810.00 USD	10/16/19	(3)	(300)	(1,710)	(2,576)	866
S&P 500 Index	2,880.00 USD	10/16/19	(4)	(400)	(4,900)	(6,193)	1,293
S&P 500 Index	2,890.00 USD	10/16/19	(4)	(400)	(5,460)	(6,355)	895
S&P 500 Index	2,600.00 USD	10/18/19	(2)	(200)	(225)	(5,817)	5,592
S&P 500 Index	2,605.00 USD	10/18/19	(3)	(300)	(330)	(4,316)	3,986
S&P 500 Index	2,620.00 USD	10/18/19	(2)	(200)	(245)	(2,878)	2,633
S&P 500 Index	2,630.00 USD	10/18/19	(2)	(200)	(265)	(2,698)	2,433
S&P 500 Index	2,660.00 USD	10/18/19	(4)	(400)	(660)	(6,125)	5,465
S&P 500 Index	2,665.00 USD	10/18/19	(2)	(200)	(345)	(3,217)	2,872
S&P 500 Index	2,670.00 USD	10/18/19	(4)	(400)	(710)	(6,415)	5,705
S&P 500 Index	2,680.00 USD	10/18/19	(4)	(400)	(770)	(6,155)	5,385
S&P 500 Index	2,690.00 USD	10/18/19	(2)	(200)	(420)	(2,978)	2,558
S&P 500 Index	2,700.00 USD	10/18/19	(3)	(300)	(690)	(2,374)	1,684
S&P 500 Index	2,710.00 USD	10/18/19	(2)	(200)	(500)	(2,818)	2,318
S&P 500 Index	2,740.00 USD	10/18/19	(24)	(2,400)	(7,800)	(13,752)	5,952
S&P 500 Index	2,750.00 USD	10/18/19	(12)	(1,200)	(4,320)	(6,845)	2,525
S&P 500 Index	2,755.00 USD	10/18/19	(6)	(600)	(2,280)	(2,624)	344
S&P 500 Index	2,760.00 USD	10/18/19	(6)	(600)	(2,400)	(2,732)	332
S&P 500 Index	2,810.00 USD	10/18/19	(3)	(300)	(2,025)	(2,636)	611
S&P 500 Index	2,915.00 USD	10/18/19	(4)	(400)	(7,920)	(5,600)	(2,320)
S&P 500 Index	2,920.00 USD	10/18/19	(3)	(300)	(6,240)	(4,331)	(1,909)
S&P 500 Index	2,740.00 USD	10/21/19	(6)	(600)	(2,490)	(2,816)	326
S&P 500 Index	2,760.00 USD	10/21/19	(12)	(1,200)	(5,940)	(6,209)	269
S&P 500 Index	2,770.00 USD	10/21/19	(12)	(1,200)	(6,600)	(6,701)	101
S&P 500 Index	2,875.00 USD	10/21/19	(4)	(400)	(5,980)	(6,654)	674
S&P 500 Index	2,690.00 USD	10/23/19	(3)	(300)	(983)	(1,820)	837
S&P 500 Index	2,700.00 USD	10/23/19	(6)	(600)	(2,130)	(3,734)	1,604
S&P 500 Index	2,720.00 USD	10/23/19	(3)	(300)	(1,275)	(2,101)	826
S&P 500 Index	2,725.00 USD	10/23/19	(15)	(1,500)	(6,675)	(8,445)	1,770
S&P 500 Index	2,865.00 USD	10/23/19	(4)	(400)	(6,220)	(6,703)	483
S&P 500 Index	2,500.00 USD	10/25/19	(3)	(300)	(322)	(4,648)	4,326
S&P 500 Index	2,510.00 USD	10/25/19	(3)	(300)	(338)	(4,785)	4,447
S&P 500 Index	2,530.00 USD	10/25/19	(3)	(300)	(383)	(4,647)	4,264
S&P 500 Index	2,550.00 USD	10/25/19	(3)	(300)	(428)	(4,462)	4,034
S&P 500 Index	2,615.00 USD	10/25/19	(3)	(300)	(668)	(4,677)	4,009
S&P 500 Index	2,690.00 USD	10/25/19	(12)	(1,200)	(4,800)	(8,333)	3,533
S&P 500 Index	2,700.00 USD	10/25/19	(12)	(1,200)	(5,220)	(8,489)	3,269
S&P 500 Index	2,710.00 USD	10/25/19	(3)	(300)	(1,425)	(2,080)	655
S&P 500 Index	2,715.00 USD	10/25/19	(3)	(300)	(1,485)	(1,531)	46

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	179

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,720.00 USD	10/25/19	(3)	$(300)	$(1,545)	$(2,230)	$685
S&P 500 Index	2,730.00 USD	10/25/19	(3)	(300)	(1,695)	(1,756)	61
S&P 500 Index	2,735.00 USD	10/25/19	(3)	(300)	(1,755)	(2,665)	910
S&P 500 Index	2,770.00 USD	10/25/19	(3)	(300)	(2,370)	(2,571)	201
S&P 500 Index	2,845.00 USD	10/25/19	(4)	(400)	(5,920)	(7,440)	1,520
S&P 500 Index	2,870.00 USD	10/25/19	(4)	(400)	(7,260)	(6,833)	(427)
S&P 500 Index	2,710.00 USD	10/28/19	(15)	(1,500)	(7,725)	(10,365)	2,640
S&P 500 Index	2,720.00 USD	10/28/19	(12)	(1,200)	(6,780)	(7,049)	269
S&P 500 Index	2,725.00 USD	10/28/19	(3)	(300)	(1,575)	(1,624)	49
S&P 500 Index	2,775.00 USD	10/28/19	(3)	(300)	(2,400)	(2,593)	193
S&P 500 Index	2,860.00 USD	10/28/19	(4)	(400)	(6,500)	(6,773)	273
S&P 500 Index	2,710.00 USD	10/30/19	(12)	(1,200)	(6,900)	(7,049)	149
S&P 500 Index	2,350.00 USD	10/31/19	(1)	(100)	(70)	(2,458)	2,388
S&P 500 Index	2,375.00 USD	10/31/19	(2)	(200)	(160)	(4,897)	4,737
S&P 500 Index	2,400.00 USD	10/31/19	(2)	(200)	(185)	(3,752)	3,567
S&P 500 Index	2,425.00 USD	10/31/19	(2)	(200)	(210)	(4,577)	4,367
S&P 500 Index	2,475.00 USD	10/31/19	(2)	(200)	(275)	(3,731)	3,456
S&P 500 Index	2,500.00 USD	10/31/19	(2)	(200)	(320)	(3,912)	3,592
S&P 500 Index	2,540.00 USD	10/31/19	(2)	(200)	(405)	(3,609)	3,204
S&P 500 Index	2,560.00 USD	10/31/19	(5)	(500)	(1,163)	(8,532)	7,369
S&P 500 Index	2,570.00 USD	10/31/19	(3)	(300)	(743)	(4,437)	3,694
S&P 500 Index	2,580.00 USD	10/31/19	(2)	(200)	(530)	(3,519)	2,989
S&P 500 Index	2,595.00 USD	10/31/19	(3)	(300)	(893)	(4,437)	3,544
S&P 500 Index	2,600.00 USD	10/31/19	(3)	(300)	(923)	(4,527)	3,604
S&P 500 Index	2,670.00 USD	10/31/19	(4)	(400)	(2,040)	(6,681)	4,641
S&P 500 Index	2,690.00 USD	10/31/19	(2)	(200)	(1,200)	(3,278)	2,078
S&P 500 Index	2,720.00 USD	10/31/19	(6)	(600)	(4,500)	(6,464)	1,964
S&P 500 Index	2,675.00 USD	11/1/19	(2)	(200)	(1,160)	(2,871)	1,711
S&P 500 Index	2,685.00 USD	11/1/19	(3)	(300)	(1,860)	(3,942)	2,082
S&P 500 Index	2,600.00 USD	11/8/19	(4)	(400)	(1,920)	(2,480)	560
S&P 500 Index	2,300.00 USD	11/15/19	(5)	(500)	(650)	(6,287)	5,637
S&P 500 Index	2,325.00 USD	11/15/19	(2)	(200)	(290)	(4,677)	4,387
S&P 500 Index	2,350.00 USD	11/15/19	(4)	(400)	(640)	(6,216)	5,576
S&P 500 Index	2,375.00 USD	11/15/19	(5)	(500)	(913)	(8,798)	7,885
S&P 500 Index	2,400.00 USD	11/15/19	(1)	(100)	(202)	(2,308)	2,106
S&P 500 Index	2,435.00 USD	11/15/19	(2)	(200)	(480)	(4,237)	3,757
S&P 500 Index	2,460.00 USD	11/15/19	(2)	(200)	(555)	(3,736)	3,181
S&P 500 Index	2,465.00 USD	11/15/19	(2)	(200)	(560)	(4,262)	3,702
S&P 500 Index	2,485.00 USD	11/15/19	(2)	(200)	(630)	(3,837)	3,207
S&P 500 Index	2,495.00 USD	11/15/19	(2)	(200)	(670)	(3,797)	3,127
S&P 500 Index	2,530.00 USD	11/15/19	(2)	(200)	(810)	(3,887)	3,077
S&P 500 Index	2,535.00 USD	11/15/19	(2)	(200)	(830)	(4,047)	3,217
S&P 500 Index	2,540.00 USD	11/15/19	(2)	(200)	(870)	(3,617)	2,747
S&P 500 Index	2,555.00 USD	11/15/19	(2)	(200)	(940)	(3,637)	2,697
S&P 500 Index	2,565.00 USD	11/15/19	(4)	(400)	(2,000)	(7,175)	5,175
S&P 500 Index	2,600.00 USD	11/15/19	(5)	(500)	(3,100)	(4,787)	1,687
S&P 500 Index	2,635.00 USD	11/15/19	(3)	(300)	(2,355)	(4,563)	2,208
S&P 500 Index	2,645.00 USD	11/15/19	(3)	(300)	(2,505)	(4,736)	2,231
S&P 500 Index	2,650.00 USD	11/15/19	(6)	(600)	(5,190)	(7,082)	1,892
S&P 500 Index	2,675.00 USD	11/15/19	(3)	(300)	(3,015)	(4,202)	1,187
S&P 500 Index	2,695.00 USD	11/15/19	(3)	(300)	(3,435)	(4,166)	731
S&P 500 Index	2,705.00 USD	11/15/19	(6)	(600)	(7,320)	(8,036)	716
S&P 500 Index	2,710.00 USD	11/15/19	(3)	(300)	(3,765)	(4,083)	318
S&P 500 Index	2,715.00 USD	11/15/19	(6)	(600)	(7,770)	(8,040)	270
S&P 500 Index	2,730.00 USD	11/15/19	(3)	(300)	(4,275)	(3,716)	(559)
S&P 500 Index	2,300.00 USD	11/29/19	(1)	(100)	(192)	(2,198)	2,006
S&P 500 Index	2,350.00 USD	11/29/19	(1)	(100)	(242)	(2,148)	1,906
S&P 500 Index	2,400.00 USD	11/29/19	(1)	(100)	(317)	(2,188)	1,871
S&P 500 Index	2,450.00 USD	11/29/19	(6)	(600)	(2,490)	(11,729)	9,239
S&P 500 Index	2,500.00 USD	11/29/19	(4)	(400)	(2,200)	(7,630)	5,430

180	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,530.00 USD	11/29/19	(4)	$(400)	$(2,600)	$(7,421)	$4,821
S&P 500 Index	2,570.00 USD	11/29/19	(4)	(400)	(3,280)	(3,862)	582
S&P 500 Index	2,600.00 USD	11/29/19	(4)	(400)	(3,920)	(5,132)	1,212
S&P 500 Index	2,610.00 USD	11/29/19	(2)	(200)	(2,070)	(3,604)	1,534
S&P 500 Index	2,615.00 USD	11/29/19	(4)	(400)	(4,260)	(6,875)	2,615
S&P 500 Index	2,630.00 USD	11/29/19	(9)	(900)	(10,440)	(12,941)	2,501
S&P 500 Index	2,640.00 USD	11/29/19	(3)	(300)	(3,675)	(4,593)	918
S&P 500 Index	2,660.00 USD	11/29/19	(6)	(600)	(8,250)	(8,693)	443
S&P 500 Index	2,670.00 USD	11/29/19	(3)	(300)	(4,080)	(4,194)	114
S&P 500 Index	2,680.00 USD	11/29/19	(3)	(300)	(4,605)	(4,226)	(379)
S&P 500 Index	2,375.00 USD	12/20/19	(1)	(100)	(515)	(2,339)	1,824
S&P 500 Index	2,425.00 USD	12/20/19	(3)	(300)	(2,010)	(7,006)	4,996
S&P 500 Index	2,475.00 USD	12/20/19	(1)	(100)	(865)	(2,359)	1,494
S&P 500 Index	2,560.00 USD	12/20/19	(2)	(200)	(2,680)	(3,958)	1,278
S&P 500 Index	2,580.00 USD	12/20/19	(6)	(600)	(8,880)	(9,884)	1,004
S&P 500 Index	2,590.00 USD	12/20/19	(2)	(200)	(3,110)	(3,698)	588
S&P 500 Index	2,595.00 USD	12/20/19	(2)	(200)	(3,190)	(3,775)	585
S&P 500 Index	2,610.00 USD	12/20/19	(6)	(600)	(10,320)	(10,860)	540
S&P 500 Index	2,615.00 USD	12/20/19	(2)	(200)	(3,530)	(3,618)	88
S&P 500 Index	2,620.00 USD	12/20/19	(2)	(200)	(3,610)	(3,678)	68
S&P 500 Index	2,625.00 USD	12/20/19	(4)	(400)	(7,400)	(7,236)	(164)
S&P 500 Index	2,630.00 USD	12/20/19	(2)	(200)	(3,790)	(3,438)	(352)
S&P 500 Index	2,635.00 USD	12/20/19	(2)	(200)	(3,890)	(3,698)	(192)
S&P 500 Index	2,645.00 USD	12/20/19	(2)	(200)	(4,090)	(3,518)	(572)
S&P 500 Index	2,350.00 USD	12/31/19	(1)	(100)	(585)	(2,549)	1,964
S&P 500 Index	2,375.00 USD	12/31/19	(1)	(100)	(655)	(2,729)	2,074
S&P 500 Index	2,500.00 USD	12/31/19	(2)	(200)	(2,420)	(4,487)	2,067
S&P 500 Index	2,520.00 USD	12/31/19	(1)	(100)	(1,330)	(2,147)	817
S&P 500 Index	2,525.00 USD	12/31/19	(2)	(200)	(2,730)	(4,372)	1,642
S&P 500 Index	2,560.00 USD	12/31/19	(2)	(200)	(3,220)	(4,028)	808
S&P 500 Index	2,590.00 USD	12/31/19	(2)	(200)	(3,510)	(3,579)	69
S&P 500 Index	2,275.00 USD	1/17/20	(1)	(100)	(605)	(2,977)	2,372
S&P 500 Index	2,300.00 USD	1/17/20	(1)	(100)	(675)	(3,019)	2,344
S&P 500 Index	2,350.00 USD	1/17/20	(1)	(100)	(840)	(2,899)	2,059
S&P 500 Index	2,375.00 USD	1/17/20	(3)	(300)	(2,805)	(8,486)	5,681
S&P 500 Index	2,500.00 USD	1/17/20	(1)	(100)	(1,625)	(2,329)	704
S&P 500 Index	2,525.00 USD	1/17/20	(3)	(300)	(5,430)	(6,736)	1,306
S&P 500 Index	2,350.00 USD	1/31/20	(1)	(100)	(1,070)	(2,719)	1,649
S&P 500 Index	2,400.00 USD	1/31/20	(2)	(200)	(2,640)	(4,995)	2,355
S&P 500 Index	2,450.00 USD	1/31/20	(1)	(100)	(1,620)	(2,539)	919
S&P 500 Index	2,250.00 USD	2/21/20	(1)	(100)	(960)	(2,457)	1,497
S&P 500 Index	2,300.00 USD	2/21/20	(1)	(100)	(1,175)	(2,629)	1,454
S&P 500 Index	2,350.00 USD	2/21/20	(1)	(100)	(1,430)	(2,447)	1,017
S&P 500 Index	2,375.00 USD	2/21/20	(2)	(200)	(3,140)	(5,228)	2,088
S&P 500 Index	2,350.00 USD	2/28/20	(1)	(100)	(1,560)	(2,859)	1,299
S&P 500 Index	2,450.00 USD	2/28/20	(1)	(100)	(2,260)	(2,699)	439
S&P 500 Index	2,400.00 USD	3/20/20	(2)	(200)	(4,670)	(5,468)	798
S&P 500 Index	2,425.00 USD	3/20/20	(1)	(100)	(2,545)	(2,589)	44
S&P 500 Index	2,450.00 USD	3/20/20	(2)	(200)	(5,540)	(5,238)	(302)
S&P 500 Index	2,475.00 USD	3/20/20	(1)	(100)	(3,010)	(2,609)	(401)
S&P 500 Index	2,200.00 USD	3/31/20	(1)	(100)	(1,265)	(3,325)	2,060

Total put options					$(463,951)	$(958,948)	$494,997

Total options written contracts					$(716,447)	$(1,439,009)	$722,562

(e) At September 30, 2019, the Fund pledged $563,494 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

VIX—Volatility Index

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	181

Schedule of Investments

September 30, 2019

AllianzGI PerformanceFee Structured US Fixed Income Fund

	Shares	Value

Exchange-Traded Funds—100.0%
iShares Core U.S. Aggregate Bond (a) (cost—$28,377,132)	259,931	$29,416,391

Total Options Purchased —0.0% (cost—$2,307) (b)(c)(d)		2,348

Total Investments, before options written (cost—$28,379,439)—100.0%		29,418,739

Total Options Written —(0.3)% (premiums received—$216,172) (b)(c)(d)		(93,418)

Value
Total Investments, net of options written (cost—$28,163,267)—99.7%	$29,325,321

Other assets less other liabilities—0.3%	102,845

Net Assets—100.0%	$29,428,166

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2019:

Options purchased contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options:
S&P 500 Index	1,800.00 USD	10/4/19	2	$200	$20	$31	$(11)
S&P 500 Index	1,900.00 USD	10/4/19	1	100	12	11	1
S&P 500 Index	1,900.00 USD	10/9/19	1	100	10	11	(1)
S&P 500 Index	1,850.00 USD	10/11/19	1	100	13	11	2
S&P 500 Index	1,950.00 USD	10/11/19	1	100	13	12	1
S&P 500 Index	2,100.00 USD	10/11/19	10	1,000	125	162	(37)
S&P 500 Index	1,925.00 USD	10/18/19	1	100	13	12	1
S&P 500 Index	1,975.00 USD	10/18/19	11	1,100	137	173	(36)
S&P 500 Index	2,000.00 USD	10/18/19	1	100	13	12	1
S&P 500 Index	2,130.00 USD	10/18/19	15	1,500	187	168	19
S&P 500 Index	1,850.00 USD	10/25/19	2	200	30	21	9
S&P 500 Index	2,000.00 USD	10/25/19	41	4,100	615	446	169
S&P 500 Index	1,900.00 USD	11/1/19	31	3,100	620	359	261
S&P 500 Index	1,800.00 USD	11/15/19	24	2,400	540	878	(338)

Total options purchased contracts					$2,348	$2,307	$41

Options written contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options:
E-mini S&P 500 Index	230.00 USD	11/29/19	(6)	$(600)	$(114)	$(1,307)	$1,193
E-mini S&P 500 Index	235.00 USD	11/29/19	(6)	(600)	(141)	(1,275)	1,134
E-mini S&P 500 Index	240.00 USD	11/29/19	(6)	(600)	(180)	(1,301)	1,121
E-mini S&P 500 Index	238.00 USD	12/20/19	(6)	(600)	(309)	(1,427)	1,118
E-mini S&P 500 Index	242.00 USD	12/20/19	(10)	(1,000)	(630)	(2,277)	1,647
E-mini S&P 500 Index	225.00 USD	3/20/20	(2)	(200)	(264)	(607)	343
E-mini S&P 500 Index	235.00 USD	3/20/20	(6)	(600)	(1,140)	(1,807)	667
E-mini S&P 500 Index	254.00 USD	10/18/19	(12)	(1,200)	(84)	(2,973)	2,889
E-mini S&P 500 Index	266.00 USD	10/18/19	(30)	(3,000)	(480)	(4,905)	4,425
E-mini S&P 500 Index	267.00 USD	10/18/19	(18)	(1,800)	(315)	(2,888)	2,573
E-mini S&P 500 Index	268.00 USD	10/18/19	(12)	(1,200)	(222)	(1,834)	1,612
E-mini S&P 500 Index	269.00 USD	10/18/19	(6)	(600)	(123)	(885)	762
E-mini S&P 500 Index	271.00 USD	10/18/19	(6)	(600)	(144)	(839)	695
E-mini S&P 500 Index	250.00 USD	10/31/19	(16)	(1,600)	(232)	(3,211)	2,979
E-mini S&P 500 Index	255.00 USD	10/31/19	(6)	(600)	(123)	(1,120)	997
E-mini S&P 500 Index	256.00 USD	10/31/19	(14)	(1,400)	(301)	(2,550)	2,249
E-mini S&P 500 Index	258.00 USD	10/31/19	(6)	(600)	(147)	(1,049)	902
E-mini S&P 500 Index	267.00 USD	10/31/19	(12)	(1,200)	(552)	(1,973)	1,421

182	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
E-mini S&P 500 Index	269.00 USD	10/31/19	(6)	$(600)	$(318)	$(967)	$649
E-mini S&P 500 Index	245.00 USD	11/15/19	(24)	(2,400)	(588)	(4,834)	4,246
E-mini S&P 500 Index	250.00 USD	11/15/19	(12)	(1,200)	(390)	(2,386)	1,996
E-mini S&P 500 Index	255.00 USD	11/15/19	(30)	(3,000)	(1,305)	(5,424)	4,119
E-mini S&P 500 Index	245.00 USD	11/29/19	(20)	(2,000)	(780)	(3,907)	3,127
E-mini S&P 500 Index	250.00 USD	11/29/19	(6)	(600)	(306)	(1,055)	749
E-mini S&P 500 Index	253.00 USD	11/29/19	(6)	(600)	(363)	(1,073)	710
E-mini S&P 500 Index	243.00 USD	12/20/19	(5)	(500)	(330)	(1,214)	884
E-mini S&P 500 Index	247.00 USD	12/20/19	(5)	(500)	(405)	(1,154)	749
E-mini S&P 500 Index	250.00 USD	12/31/19	(11)	(1,100)	(1,249)	(2,442)	1,193
E-mini S&P 500 Index	252.00 USD	12/31/19	(11)	(1,100)	(1,381)	(2,359)	978
E-mini S&P 500 Index	253.00 USD	12/31/19	(12)	(1,200)	(1,578)	(2,633)	1,055
E-mini S&P 500 Index	255.00 USD	12/31/19	(18)	(1,800)	(2,610)	(3,782)	1,172
E-mini S&P 500 Index	235.00 USD	1/31/20	(6)	(600)	(609)	(1,599)	990
E-mini S&P 500 Index	240.00 USD	1/31/20	(12)	(1,200)	(1,500)	(2,946)	1,446
E-mini S&P 500 Index	245.00 USD	1/31/20	(6)	(600)	(924)	(1,511)	587
E-mini S&P 500 Index	220.00 USD	3/20/20	(2)	(200)	(220)	(607)	387
E-mini S&P 500 Index	230.00 USD	3/20/20	(6)	(600)	(954)	(1,785)	831
E-mini S&P 500 Index	230.00 USD	3/31/20	(2)	(200)	(350)	(647)	297
E-mini S&P 500 Index	235.00 USD	3/31/20	(2)	(200)	(416)	(539)	123
E-mini S&P 500 Index	240.00 USD	3/31/20	(10)	(1,000)	(2,465)	(2,756)	291
E-mini S&P 500 Index	245.00 USD	3/31/20	(8)	(800)	(2,328)	(2,356)	28
E-mini S&P 500 Index Flex	225.00 USD	2/21/20	(6)	(600)	(568)	(1,466)	898
E-mini S&P 500 Index Flex	220.00 USD	5/15/20	(2)	(200)	(459)	(643)	184
E-mini S&P 500 Index Flex	230.00 USD	5/15/20	(4)	(400)	(1,226)	(1,239)	13
S&P 500 Index	2,500.00 USD	10/18/19	(2)	(200)	(110)	(5,257)	5,147
S&P 500 Index	235.00 USD	10/31/19	(29)	(2,900)	(189)	(6,624)	6,435
S&P 500 Index	240.00 USD	10/31/19	(26)	(2,600)	(221)	(5,496)	5,275
S&P 500 Index	245.00 USD	10/31/19	(5)	(500)	(57)	(1,258)	1,201
S&P 500 Index	2,425.00 USD	10/31/19	(2)	(200)	(210)	(2,795)	2,585
S&P 500 Index	2,400.00 USD	11/15/19	(1)	(100)	(203)	(1,939)	1,736
S&P 500 Index	2,650.00 USD	11/15/19	(3)	(300)	(2,595)	(3,532)	937
S&P 500 Index	2,375.00 USD	11/29/19	(2)	(200)	(555)	(3,307)	2,752
S&P 500 Index	2,425.00 USD	11/29/19	(1)	(100)	(355)	(1,459)	1,104
S&P 500 Index	2,500.00 USD	11/29/19	(1)	(100)	(550)	(2,036)	1,486
S&P 500 Index	2,530.00 USD	11/29/19	(1)	(100)	(650)	(1,902)	1,252
S&P 500 Index	2,615.00 USD	11/29/19	(2)	(200)	(2,130)	(3,437)	1,307
S&P 500 Index	2,625.00 USD	11/29/19	(3)	(300)	(3,375)	(4,432)	1,057
S&P 500 Index	225.00 USD	12/20/19	(5)	(500)	(142)	(1,356)	1,214
S&P 500 Index	230.00 USD	12/20/19	(5)	(500)	(177)	(1,373)	1,196
S&P 500 Index	2,350.00 USD	12/20/19	(2)	(200)	(910)	(4,497)	3,587
S&P 500 Index	2,400.00 USD	12/20/19	(2)	(200)	(1,170)	(3,377)	2,207
S&P 500 Index	2,595.00 USD	12/20/19	(1)	(100)	(1,595)	(1,887)	292
S&P 500 Index	2,600.00 USD	12/20/19	(3)	(300)	(4,905)	(5,932)	1,027
S&P 500 Index	2,610.00 USD	12/20/19	(2)	(200)	(3,440)	(3,611)	171
S&P 500 Index	2,620.00 USD	12/20/19	(1)	(100)	(1,805)	(1,839)	34
S&P 500 Index	2,625.00 USD	12/20/19	(2)	(200)	(3,700)	(3,618)	(82)
S&P 500 Index	2,630.00 USD	12/20/19	(1)	(100)	(1,895)	(1,719)	(176)
S&P 500 Index	225.00 USD	12/31/19	(5)	(500)	(175)	(1,444)	1,269
S&P 500 Index	228.00 USD	12/31/19	(2)	(200)	(80)	(539)	459
S&P 500 Index	230.00 USD	12/31/19	(8)	(800)	(348)	(2,180)	1,832
S&P 500 Index	231.00 USD	12/31/19	(4)	(400)	(182)	(1,125)	943
S&P 500 Index	235.00 USD	12/31/19	(14)	(1,400)	(763)	(3,945)	3,182
S&P 500 Index	236.00 USD	12/31/19	(2)	(200)	(114)	(537)	423
S&P 500 Index	240.00 USD	12/31/19	(10)	(1,000)	(695)	(2,740)	2,045
S&P 500 Index	2,300.00 USD	12/31/19	(4)	(400)	(1,840)	(7,512)	5,672
S&P 500 Index	2,350.00 USD	12/31/19	(2)	(200)	(1,170)	(3,057)	1,887
S&P 500 Index	2,560.00 USD	12/31/19	(1)	(100)	(1,610)	(2,014)	404
S&P 500 Index	2,590.00 USD	12/31/19	(1)	(100)	(1,755)	(1,769)	14

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	183

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,450.00 USD	1/17/20	(3)	$(300)	$(3,915)	$(4,726)	$811
S&P 500 Index	2,300.00 USD	2/21/20	(1)	(100)	(1,175)	(2,629)	1,454
S&P 500 Index	2,350.00 USD	2/21/20	(1)	(100)	(1,430)	(2,447)	1,017
S&P 500 Index	2,350.00 USD	2/28/20	(1)	(100)	(1,560)	(2,859)	1,299
S&P 500 Index	2,400.00 USD	3/20/20	(2)	(200)	(4,670)	(5,467)	797
S&P 500 Index	2,450.00 USD	3/20/20	(1)	(100)	(2,770)	(2,679)	(91)
S&P 500 Index	2,300.00 USD	5/15/20	(1)	(100)	(2,844)	(3,332)	488
S&P 500 Index	2,250.00 USD	5/29/20	(1)	(100)	(2,695)	(3,517)	822
S&P 500 Index	2,350.00 USD	6/19/20	(1)	(100)	(3,565)	(3,419)	(146)

Total options written contracts					$(93,418)	$(216,172)	$122,754

(e) At September 30, 2019, the Fund pledged $185,721 in cash as collateral for options written.

184	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Preferred Securities and Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—75.1%

Banks—42.2%
Bank of America Corp., 3 mo. LIBOR + 3.898%, Ser. AA (c)(d), 6.10%, 3/17/25	$105	$114,914
BB&T Corp., (converts to FRN on 9/1/24) (c)(d), 4.80%, 9/1/24	700	700,524
Citigroup, Inc., Ser. U, (converts to FRN on 9/24/24) (c)(d), 5.00%, 9/12/24	505	511,477
Citizens Financial Group, Inc., 3 mo. LIBOR + 3.003%, Ser. B, (converts to FRN on 7/6/23) (c)(d), 6.00%, 7/6/23	425	436,271
Credit Suisse Group AG, (converts to FRN on 8/21/26) (a)(b)(c)(d), 6.375%, 8/21/26	675	701,156
Fifth Third Bancorp, 3 mo. LIBOR + 3.033%, (converts to FRN on 6/30/23) (c)(d), 5.10%, 6/30/23	270	273,375
First Maryland Capital II, 3 mo. LIBOR + 0.850% (d), 3.103%, 2/1/27	698	647,525
Huntington Bancshares, Inc., Ser. E, (converts to FRN on 4/15/23) (c)(d), 5.70%, 4/15/23	390	397,521
JPMorgan Chase & Co., 3 mo. LIBOR + 0.950% (d), 3.216%, 1/15/87	940	788,621
KeyCorp, Ser. D, (converts to FRN on 9/15/26) (c)(d), 5.00%, 9/15/26	750	775,954
Lloyds Banking Group PLC, (converts to FRN on 9/27/25) (c)(d), 7.50%, 9/27/25	225	240,099
NTC Capital II, 3 mo. LIBOR + 0.590%, Ser. B (d), 2.893%, 4/15/27	230	215,912
PNC Financial Services Group, Inc., 3 mo. LIBOR + 3.300%, Ser. S, (converts to FRN on 11/1/26) (c)(d), 5.00%, 11/1/26	81	84,723
State Street Corp., 3 mo. LIBOR + 1.000% (d), 3.119%, 6/1/77	230	176,748
SunTrust Banks, Inc., 3 mo. LIBOR + 2.786%, Ser. H, (converts to FRN on 12/15/27) (c)(d), 5.125%, 12/15/27	205	205,697
U.S. Bancorp, 3 mo. LIBOR + 2.914%, Ser. J, (converts to FRN on 4/15/27) (c)(d), 5.30%, 4/15/27	670	718,491
Wells Fargo & Co., 3 mo. LIBOR + 3.110%, Ser. S, (converts to FRN on 6/15/24) (c)(d), 5.90%, 6/15/24	300	321,653
Wells Fargo Capital X, 5.95%, 12/1/86	125	153,639

		7,464,300

	Principal Amount (000s)	Value

Diversified Financial Services—3.7%
American Express Co., 3 mo. LIBOR + 3.285%, Ser. C, (converts to FRN on 3/15/20) (c)(d), 4.90%, 3/15/20	$285	$285,633
Discover Financial Services, Ser. C, (converts to FRN on 10/30/27) (c)(d), 5.50%, 10/30/27	370	375,842

		661,475

Electric Utilities—5.0%
Duke Energy Corp., (converts to FRN on 9/16/24) (c)(d), 4.875%, 9/16/24	520	532,805
Emera, Inc., 3 mo. LIBOR + 5.440%, Ser. 16-A, (converts to FRN on 6/15/26) (d), 6.75%, 6/15/76	330	362,624

		895,429

Insurance—11.6%
American International Group, Inc., 3 mo. USD-LIBOR-BBA + 2.868%, Ser. A-9, (converts to FRN on 4/1/28) (d), 5.75%, 4/1/48	260	278,325
Lincoln National Corp., 3 mo. USD-LIBOR + 2.358% (d), 4.481%, 5/17/66	830	674,043
MetLife, Inc.,
9.25%, 4/8/38 (a)(b)	215	311,406
10.75%, 8/1/69	325	528,214
Progressive Corp., 3 mo. LIBOR + 2.539%, Ser. B, (converts to FRN on 3/15/23) (c)(d), 5.375%, 3/15/23	250	259,063

		2,051,051

Media—1.4%
NBCUniversal Enterprise, Inc. (a)(b)(c), 5.25%, 3/19/21	240	245,352

Mining—0.4%
BHP Billiton Finance USA Ltd., (converts to FRN on 10/20/25) (a)(b)(d), 6.75%, 10/19/75	55	64,453

Miscellaneous Manufacturing—6.0%
General Electric Co., Ser. D, (converts to FRN on 1/21/21) (c)(d), 5.00%, 1/21/21	1,120	1,063,300

Pipelines—3.4%
Plains All American Pipeline L.P., Ser. B, (converts to FRN on 11/15/22) (c)(d), 6.125%, 11/15/22	455	429,284
Transcanada Trust, 3 mo. USD-LIBOR-BBA + 4.154%, (converts to FRN on 9/15/29) (d), 5.50%, 9/15/79	161	166,330

		595,614

	Principal Amount (000s)	Value

Transportation—1.4%
BNSF Funding Trust I, 3 mo. LIBOR + 2.350%, (converts to FRN on 1/15/26) (d), 6.613%, 12/15/55	$220	$243,595

Total Corporate Bonds & Notes (cost—$12,920,765)		13,284,569

	Shares

Preferred Stock—19.4%

Banks—7.9%
Bank of America Corp., Ser. LL (c), 5.00%, 9/17/24	5,515	141,515
Bank of America Corp., Ser. HH (c), 5.875%, 7/24/23	9,804	270,002
Citigroup Capital XIII (d), 8.636%, 10/30/40	11,915	326,828
Regions Financial Corp., Ser. C (c)(d), 5.70%, 5/15/29	8,760	247,820
Citizens Financial Group, Inc., Ser. D (c)(d), 6.35%, 4/6/24	7,765	218,585
Wells Fargo & Co., Ser. Q (c)(d), 5.85%, 9/15/23	7,028	185,680

		1,390,430

Diversified Financial Services—1.4%
Capital One Financial Corp., Ser. I (c) 5.00%, 12/1/24	10,100	252,197

Equity Real Estate Investment Trusts (REITs)—2.0%
Public Storage, Ser. W (c)	13,956	350,017

Insurance—4.8%
Arch Capital Group Ltd., Ser. F (c)	17,448	449,984
Athene Holding Ltd., Ser. A (c)(d)	14,095	396,633

		846,617

Pipelines—3.3%
Energy Transfer Operating L.P., Ser. E (c)(d)	22,960	581,806

Total Preferred Stock (cost—$3,225,694)		3,421,067

Convertible Preferred Stock—2.8%

Banks—2.8%
Synovus Financial Corp., Ser. D, (converts to FRN on 6/21/23) (c)(d), 6.30%, 6/21/23 (cost—$468,830)	18,459	500,608

Total Investments (cost—$16,615,289)—97.3%		17,206,244

Other assets less liabilities (e)—2.7%		485,375

Net Assets—100.0%		$17,691,619

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	185

Schedule of Investments

September 30, 2019

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,322,367, representing 7.5% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,322,367, representing 7.5% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2019:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Long position contracts:
5-Year U.S. Treasury Note	3	12/31/19	$300	$357	$(372)

(f) At September 30, 2019, the Fund pledged $13,218 in cash as collateral for futures contracts and $110,124 in cash as collateral for swap contracts. There were no open swap contracts at September 30, 2019, however the Fund had cash as collateral for any transactions in the future.

Glossary:

BBA—British Bankers’ Association

FRN—Floating Rate Note

LIBOR—London Inter-Bank Offered Rate

186	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—85.8%

Advertising—1.5%
Lamar Media Corp.,
5.00%, 5/1/23	$17,003	$17,406,821
Outfront Media Capital LLC,
5.625%, 2/15/24	550	567,875

		17,974,696

Aerospace & Defense—0.1%
Triumph Group, Inc. (a)(c),
6.25%, 9/15/24	1,550	1,616,185

Auto Components—0.3%
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	3,100	3,150,375

Auto Manufacturers—1.1%
Allison Transmission, Inc. (a)(c),
5.00%, 10/1/24	5,452	5,581,485
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	3,000	2,999,540
General Motors Financial Co., Inc., 3 mo. USD-LIBOR+ 0.930% (e),
3.233%, 4/13/20	4,000	4,010,174

		12,591,199

Banks—0.8%
CIT Group, Inc.,
5.00%, 8/15/22	8,722	9,261,892

Biotechnology—0.6%
Amgen, Inc.,
4.10%, 6/15/21	6,260	6,449,604

Building Materials—0.5%
Louisiana-Pacific Corp.,
4.875%, 9/15/24	6,186	6,402,510

Coal—0.9%
Cloud Peak Energy Resources LLC (d),
12.00%, 11/1/21	40,020	10,205,100

Commercial Services—5.9%
APX Group, Inc.,
7.875%, 12/1/22	9,795	9,819,487
8.50%, 11/1/24 (a)(c)	10,900	11,063,500
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	13,848	13,934,550
Prime Security Services Borrower LLC (a)(c),
9.25%, 5/15/23	33,238	35,005,431

		69,822,968

Computers—4.8%
Dell International LLC (a)(c),
5.875%, 6/15/21	5,000	5,086,250
7.125%, 6/15/24	29,046	30,694,360
NCR Corp.,
5.00%, 7/15/22	6,990	7,077,375
5.875%, 12/15/21	4,711	4,763,999
6.375%, 12/15/23	9,150	9,424,500

		57,046,484

Containers & Packaging—3.8%
Berry Global, Inc.,
6.00%, 10/15/22	13,010	13,221,412
Crown Americas LLC,
4.50%, 1/15/23	6,500	6,841,250
Reynolds Group Issuer, Inc.,
5.75%, 10/15/20	11,775	11,814,104
3 mo. LIBOR + 3.500%, 5.803%, 7/15/21 (a)(c)(e)	6,000	6,022,500
6.875%, 2/15/21	6,324	6,348,022

		44,247,288

	Principal Amount (000s)	Value

Distribution/Wholesale—0.1%
KAR Auction Services, Inc. (a)(c),
5.125%, 6/1/25	$1,400	$1,456,000

Diversified Financial Services—4.5%
Ally Financial, Inc.,
8.00%, 3/15/20	17,996	18,422,325
Global Aircraft Leasing Co., Ltd. (a)(c),
6.50%, 9/15/24	28,000	28,420,000
Park Aerospace Holdings Ltd. (a)(c),
5.25%, 8/15/22	6,000	6,346,080

		53,188,405

Electric Utilities—2.5%
AES Corp.,
4.00%, 3/15/21	2,000	2,042,500
4.875%, 5/15/23	5,825	5,941,500
Calpine Corp. (a)(c),
6.00%, 1/15/22	21,133	21,283,044

		29,267,044

Entertainment—1.0%
International Game Technology PLC (a)(c),
6.25%, 2/15/22	11,453	12,143,244

Environmental Services—0.7%
Stericycle, Inc. (a)(c),
5.375%, 7/15/24	7,535	7,751,631

Equity Real Estate Investment Trusts (REITs)—4.1%
Equinix, Inc.,
5.375%, 4/1/23	35,784	36,623,135
ESH Hospitality, Inc., 5.250% — 01 May 2025 (a)(c),
5.25%, 5/1/25	9,300	9,637,125
Starwood Property Trust, Inc.,
3.625%, 2/1/21	2,000	2,012,500

		48,272,760

Food Service—0.9%
Aramark Services, Inc.,
5.125%, 1/15/24	10,577	10,947,195

Hand/Machine Tools—0.7%
Colfax Corp. (a)(c),
6.00%, 2/15/24	8,000	8,496,800

Healthcare-Products—1.0%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	7,795	7,957,713
Hill-Rom Holdings, Inc. (a)(c),
5.75%, 9/1/23	3,593	3,697,915

		11,655,628

Home Builders—3.1%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	12,088	12,106,737
CalAtlantic Group, Inc.,
6.625%, 5/1/20	3,000	3,057,810
Lennar Corp.,
4.75%, 4/1/21	5,483	5,613,221
MDC Holdings, Inc.,
5.625%, 2/1/20	1,500	1,520,625
TRI Pointe Group, Inc.,
4.875%, 7/1/21	13,599	14,074,965

		36,373,358

Household Products/Wares—0.1%
Central Garden & Pet Co.,
6.125%, 11/15/23	925	962,000

	Principal Amount (000s)	Value

Lodging—1.8%
Choice Hotels International, Inc.,
5.70%, 8/28/20	$10,135	$10,439,050
MGM Resorts International,
6.625%, 12/15/21	2,500	2,717,500
Wynn Las Vegas LLC (a)(c),
5.50%, 3/1/25	8,000	8,420,000

		21,576,550

Machinery-Diversified—0.8%
CNH Industrial Capital LLC,
4.375%, 4/5/22	2,675	2,789,763
John Deere Capital Corp. (e),
3 mo. USD-LIBOR + 0.240%, 2.372%, 3/12/21	2,000	2,000,731
3 mo. USD-LIBOR + 0.480%, 2.582%, 9/8/22	5,000	5,008,805

		9,799,299

Media—7.0%
AMC Networks, Inc.,
4.75%, 12/15/22	3,899	3,963,567
5.00%, 4/1/24	15,850	16,365,125
CCO Holdings LLC,
5.125%, 5/1/23 (a)(c)	2,300	2,362,652
5.25%, 9/30/22	20,215	20,484,870
Clear Channel Worldwide Holdings, Inc. (a)(c),
9.25%, 2/15/24	5,743	6,323,962
DISH DBS Corp.,
5.125%, 5/1/20	12,829	13,005,399
Nexstar Broadcasting, Inc.,
5.875%, 11/15/22	6,100	6,252,500
Quebecor Media, Inc.,
5.75%, 1/15/23	1,038	1,134,015
Sinclair Television Group, Inc.,
5.625%, 8/1/24 (a)(c)	1,650	1,701,563
6.125%, 10/1/22	1,000	1,021,830
Univision Communications, Inc. (a)(c),
6.75%, 9/15/22	10,434	10,629,637

		83,245,120

Miscellaneous Manufacturing—2.8%
General Electric Co.,
4.625%, 1/7/21	4,343	4,452,541
4.65%, 10/17/21	12,000	12,473,955
LSB Industries, Inc. (a)(c),
9.625%, 5/1/23	15,100	16,006,000

		32,932,496

Oil, Gas & Consumable Fuels—1.5%
Laredo Petroleum, Inc.,
5.625%, 1/15/22	5,612	5,303,340
Sunoco L.P.,
4.875%, 1/15/23	12,500	12,859,375

		18,162,715

Pharmaceuticals—1.7%
Bausch Health Cos., Inc. (a)(c),
7.00%, 3/15/24	19,323	20,356,008

Pipelines—4.3%
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	2,825	2,881,346
Kinder Morgan, Inc. (a)(c),
5.00%, 2/15/21	5,000	5,167,775
MPLX L.P. (a)(c),
6.25%, 10/15/22	745	764,206

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	187

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
PBF Logistics L.P.,
6.875%, 5/15/23	$9,412	$9,723,725
Tallgrass Energy Partners L.P. (a)(c),
4.75%, 10/1/23	6,000	6,037,500
Targa Resources Partners L.P.,
5.25%, 5/1/23	18,470	18,677,787
6.75%, 3/15/24	7,301	7,583,914

		50,836,253

Real Estate—6.8%
Iron Mountain, Inc.,
6.00%, 8/15/23	3,588	3,681,647
Newmark Group, Inc.,
6.125%, 11/15/23	10,000	10,856,281
Realogy Group LLC (a)(c),
4.875%, 6/1/23	14,550	13,677,000
5.25%, 12/1/21	33,635	33,635,000
SBA Communications Corp.,
4.875%, 7/15/22	18,167	18,454,947

		80,304,875

Retail—8.6%
1011778 BC ULC (a)(c),
4.625%, 1/15/22	6,000	6,015,600
Beacon Roofing Supply, Inc. (a)(c),
4.50%, 11/15/26	1,550	1,565,500
Dollar Tree, Inc.,
3.70%, 5/15/23	5,000	5,184,843
GameStop Corp. (a)(c),
6.75%, 3/15/21	9,075	8,916,188
Group 1 Automotive, Inc. (a)(c),
5.25%, 12/15/23	2,523	2,604,998
Group 1 Automotive, Inc.,
5.00%, 6/1/22	3,140	3,175,325
KGA Escrow LLC (a)(c),
7.50%, 8/15/23	7,000	7,358,750
Murphy Oil USA, Inc.,
6.00%, 8/15/23	6,857	7,025,339
Party City Holdings, Inc. (a)(c),
6.125%, 8/15/23	35,159	35,818,231
Penske Automotive Group, Inc.,
5.75%, 10/1/22	23,540	23,913,815

		101,578,589

Telecommunications—9.8%
Connect Finco SARL (a)(c),
6.75%, 10/1/26	14,000	14,280,000
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	15,830	17,096,400
Inmarsat Finance PLC (a)(c),
6.50%, 10/1/24	4,512	4,748,880
Level 3 Financing, Inc.,
5.375%, 8/15/22	6,170	6,208,562
Level 3 Parent LLC,
5.75%, 12/1/22	23,000	23,149,500
Sprint Communications, Inc. (a)(c),
7.00%, 3/1/20	5,750	5,857,813
T-Mobile USA, Inc.,
6.00%, 3/1/23	3,000	3,063,570
6.50%, 1/15/24	38,047	39,561,651
Telesat Canada (a)(c),
8.875%, 11/15/24	2,000	2,147,600

		116,113,976

Transportation—1.7%
Fly Leasing Ltd.,
6.375%, 10/15/21	10,125	10,321,172
XPO Logistics, Inc. (a)(c),
6.50%, 6/15/22	1,930	1,968,600

    -

	Principal Amount (000s)	Value
6.75%, 8/15/24	$6,900	$7,486,500

		19,776,272

Total Corporate Bonds & Notes (cost—$1,031,790,365)		1,013,964,519

Senior Loans (a)(b)—9.4%

Commercial Services & Supplies—5.9%
APX Group, Inc.,
9.00%, 4/2/24, 2018 Term Loan B	36	34,918
7.044%, 4/1/24, 2018 Term Loan B	31,630	31,077,025
Asurion LLC,
5.044%, 8/4/22, 2017 Term Loan B4	12,751	12,814,356
8.543%, 8/4/25, 2017 2nd Lien Term Loan	26,000	26,451,750

		70,378,049

Electric Utilities—0.3%
Calpine Corp., 3 mo. LIBOR + 2.50%, Term Loan B5,
4.61%, 1/15/24	2,984	2,995,891

Retail—0.3%
Whatabrands LLC, 3 mo. LIBOR + 3.250%, Term Loan B,
5.516%, 7/31/26	3,000	3,017,265

Specialty Retail—2.9%
PetSmart, Inc., 1 mo. LIBOR + 3.000%, Term Loan B2,
6.04%, 3/11/22	35,628	34,824,131

Total Senior Loans (cost—$111,070,509)		111,215,336

Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $56,983,554; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $58,125,708 including accrued interest
(cost—$56,983,000)	56,983	56,983,000

Total Investments (cost—$1,199,843,874)—100.0%		1,182,162,855

Other assets less liabilities—0.0%		25,373

Net Assets—100.0%		$1,182,188,228

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $563,365,849, representing 47.7% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $452,150,513, representing 38.2% of net assets.

(d) In default.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

Glossary:

LIBOR—London Inter-Bank Offered Rate

188	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Short Term Bond Fund

	Principal Amount (000s)	Value

Corporate Bonds & Notes—66.6%

Aerospace & Defense—1.5%
Raytheon Co.,
3.125%, 10/15/20	$100	$101,234
Triumph Group, Inc. (a)(b),
6.25%, 9/15/24	100	104,270

		205,504

Banks—10.6%
Bank of America Corp.,
5.70%, 1/24/22	247	267,361
Barclays Bank PLC, 3 mo. USD-LIBOR + 0.460% (c),
2.801%, 1/11/21	100	99,798
Citigroup, Inc.,
4.50%, 1/14/22	200	210,274
Goldman Sachs Group, Inc.,
5.25%, 7/27/21	300	316,251
Morgan Stanley,
5.50%, 7/28/21	300	318,448
PNC Financial Services Group, Inc.,
3.50%, 1/23/24	200	211,537

		1,423,669

Biotechnology—1.5%
Amgen, Inc.,
4.10%, 6/15/21	200	206,058

Chemicals—2.3%
CVR Partners L.P. (a)(b),
9.25%, 6/15/23	100	104,625
Dow Chemical Co. (a)(b),
3.15%, 5/15/24	200	205,437

		310,062

Commercial Services—3.0%
APX Group, Inc.,
7.875%, 12/1/22	100	100,250
8.50%, 11/1/24 (a)(b)	100	101,500
Prime Security Services Borrower LLC (a)(b),
9.25%, 5/15/23	188	197,997

		399,747

Computers—3.5%
Dell International LLC (a)(b),
7.125%, 6/15/24	300	317,025
NCR Corp.,
5.875%, 12/15/21	50	50,562
6.375%, 12/15/23	100	103,000

		470,587

Containers & Packaging—1.3%
Crown Americas LLC,
4.50%, 1/15/23	75	78,938
Reynolds Group Issuer, Inc., 3 mo. LIBOR + 3.500% (a)(b)(c),
5.803%, 7/15/21	100	100,375

		179,313

Diversified Financial Services—5.8%
AerCap Ireland Capital DAC,
4.50%, 5/15/21	245	253,912
American Express Co.,
3.70%, 11/5/21	200	206,370
Capital One Financial Corp.,
4.75%, 7/15/21	130	135,820
Global Aircraft Leasing Co., Ltd. (a)(b),
6.50%, 9/15/24	100	101,500
Park Aerospace Holdings Ltd. (a)(b),
5.25%, 8/15/22	75	79,326

		776,928

	Principal Amount (000s)	Value

Entertainment—0.8%
International Game Technology PLC (a)(b),
6.25%, 2/15/22	$100	$106,027

Environmental Services—2.3%
Stericycle, Inc. (a)(b),
5.375%, 7/15/24	100	102,875
Waste Management, Inc.,
4.75%, 6/30/20	200	204,048

		306,923

Equity Real Estate Investment Trusts (REITs)—2.1%
American Tower Corp.,
3.375%, 5/15/24	100	104,030
ERP Operating L.P.,
4.625%, 12/15/21	100	105,016
Host Hotels & Resorts L.P.,
6.00%, 10/1/21	75	79,344

		288,390

Food & Beverage—1.6%
Anheuser-Busch InBev Finance, Inc.,
3.30%, 2/1/23	90	93,457
Hershey Co.,
4.125%, 12/1/20	125	127,840

		221,297

Hand/Machine Tools—0.8%
Colfax Corp. (a)(b),
6.00%, 2/15/24	100	106,210

Healthcare-Products—1.5%
Fresenius U.S. Finance II, Inc. (a)(b),
4.50%, 1/15/23	150	157,312
Medtronic, Inc.,
3.15%, 3/15/22	50	51,584

		208,896

Insurance—1.6%
Marsh & McLennan Cos., Inc.,
4.05%, 10/15/23	200	213,364

Lodging—4.7%
Choice Hotels International, Inc.,
5.75%, 7/1/22	211	226,297
Las Vegas Sands Corp.,
3.20%, 8/8/24	200	203,974
Marriott International, Inc.,
3.60%, 4/15/24	200	209,887

		640,158

Machinery-Construction & Mining—1.5%
Caterpillar Financial Services Corp., 3 mo. USD-LIBOR + 0.350 (c),
2.452%, 12/7/20	200	200,416

Media—2.5%
CCO Holdings LLC (a)(b),
5.125%, 5/1/23	100	102,724
Cox Communications, Inc. (a)(b),
3.25%, 12/15/22	200	205,039
Sinclair Television Group, Inc.,
6.125%, 10/1/22	25	25,546

		333,309

Miscellaneous Manufacturing—2.1%
General Electric Co.,
4.625%, 1/7/21	68	69,715
4.65%, 10/17/21	200	207,899

		277,614

Oil, Gas & Consumable Fuels—1.5%
Occidental Petroleum Corp.,
4.10%, 2/1/21	200	203,954

    -

	Principal Amount (000s)	Value

Pharmaceuticals—2.3%
Bausch Health Cos., Inc. (a)(b),
7.00%, 3/15/24	$100	$105,346
Pfizer, Inc.,
3.00%, 9/15/21	200	204,263

		309,609

Pipelines—3.8%
Kinder Morgan Energy Partners L.P.,
6.50%, 4/1/20	300	305,984
Sabine Pass Liquefaction LLC,
5.625%, 2/1/21	200	206,669

		512,653

Real Estate—1.9%
Equinix, Inc.,
5.375%, 1/1/22	100	102,335
Newmark Group, Inc.,
6.125%, 11/15/23	100	108,563
Realogy Group LLC (a)(b),
4.875%, 6/1/23	50	47,000

		257,898

Retail—1.9%
Beacon Roofing Supply, Inc. (a)(b),
4.50%, 11/15/26	100	101,000
Dollar Tree, Inc.,
3.70%, 5/15/23	150	155,545

		256,545

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc., 3 mo. USD-LIBOR + 0.500% (c),
2.685%, 2/9/22	200	201,785

Telecommunications—2.7%
Inmarsat Finance PLC (a)(b),
6.50%, 10/1/24	100	105,250
Sprint Spectrum Co. LLC (a)(b),
3.36%, 9/20/21	50	50,369
T-Mobile USA, Inc.,
6.00%, 3/1/23	100	102,119
Telesat Canada (a)(b),
8.875%, 11/15/24	100	107,380

		365,118

Total Corporate Bonds & Notes (cost—$8,844,983)		8,982,034

U.S. Treasury Obligations—13.4%
U.S. Treasury Notes,
2.00%, 1/31/20	200	200,078
2.25%, 3/31/20	200	200,406
2.50%, 5/31/20	200	200,844
2.50%, 6/30/20	200	200,969
2.625%, 7/31/20	200	201,281
2.625%, 8/15/20	200	201,344
3.125%, 5/15/21	100	102,227
3.375%, 11/15/19	150	150,281
3.50%, 5/15/20	150	151,535
3.625%, 2/15/20	200	201,266

Total U.S. Treasury Obligations (cost—$1,806,710)		1,810,231

U.S. Government Agency Securities—5.0%
Federal Home Loan Banks,
2.875%, 9/11/20	100	100,946
3.00%, 9/10/21	100	102,484
3.125%, 9/9/22	100	104,245
5.00%, 12/10/21	250	267,814

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	189

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value
Federal Home Loan Mortgage Corp.,
2.50%, 4/23/20	$100	$100,323

Total U.S. Government Agency Securities (cost—$669,253)		675,812

Repurchase Agreements—42.9%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $5,785,056; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $5,901,764 including accrued interest
(cost—$5,785,000)	5,785	5,785,000

Total Investments (cost—$17,105,946)—127.9%		17,253,077

Liabilities in excess of other assets—(27.9)%		(3,762,952)

Net Assets—100.0%		$13,490,125

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,608,587, representing 19.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,608,587, representing 19.3% of net assets.

(c) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2019.

Glossary:

LIBOR—London Inter-Bank Offered Rate

190	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI Structured Return Fund

	Shares	Value

Exchange-Traded Funds—93.1%
iShares Core S&P 500 (a)
(cost—$546,857,031)	2,016,000	$601,816,320

	Principal Amount (000s)

Repurchase Agreements—18.0%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $116,015,128; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $118,338,572 including accrued interest
(cost—$116,014,000)	$116,014	116,014,000

Total Options Purchased—0.6% (cost—$6,716,567) (b)(c)(d)		4,011,608

Value

Total Investments, before options written (cost—$669,587,598)—111.7%	$721,841,928

Total Options Written—(12.5)% (premiums received—$80,180,632) (b)(c)(d)	(80,667,439)

Total Investments, net of options written (cost—$589,406,966)—99.2%	641,174,489

Other assets less other liabilities—0.8%	5,064,048

Net Assets—100.0%	$646,238,537

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2019:

Options purchased contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
E-mini S&P 500 Index	297.00 USD	10/2/19	65	$6,500	$13,195	$31,502	$(18,307)
E-mini S&P 500 Index	289.00 USD	10/2/19	42	4,200	39,144	24,175	14,969
E-mini S&P 500 Index	296.00 USD	10/2/19	65	6,500	18,427	24,153	(5,726)
E-mini S&P 500 Index	300.00 USD	10/2/19	230	23,000	8,625	48,833	(40,208)
E-mini S&P 500 Index	313.00 USD	10/2/19	226	22,600	113	31,999	(31,886)
E-mini S&P 500 Index	291.00 USD	10/4/19	85	8,500	57,502	53,029	4,473
E-mini S&P 500 Index	292.00 USD	10/4/19	65	6,500	44,200	23,763	20,437
E-mini S&P 500 Index	301.00 USD	10/4/19	200	20,000	9,900	36,363	(26,463)
E-mini S&P 500 Index	303.00 USD	10/4/19	446	44,600	6,021	84,110	(78,089)
E-mini S&P 500 Index	312.00 USD	10/4/19	226	22,600	113	34,259	(34,146)
E-mini S&P 500 Index	330.00 USD	10/4/19	1,454	145,400	727	5,271	(4,544)
E-mini S&P 500 Index	350.00 USD	10/4/19	898	89,800	449	2,776	(2,327)
E-mini S&P 500 Index	293.00 USD	10/7/19	100	10,000	59,200	45,777	13,423
E-mini S&P 500 Index	297.00 USD	10/7/19	84	8,400	23,940	33,901	(9,961)
E-mini S&P 500 Index	301.00 USD	10/7/19	232	23,200	15,660	44,448	(28,788)
E-mini S&P 500 Index	312.00 USD	10/7/19	225	22,500	225	32,982	(32,757)
E-mini S&P 500 Index	330.00 USD	10/7/19	585	58,500	585	2,099	(1,514)
E-mini S&P 500 Index	335.00 USD	10/7/19	476	47,600	476	1,685	(1,209)
E-mini S&P 500 Index	340.00 USD	10/7/19	645	64,500	645	3,470	(2,825)
E-mini S&P 500 Index	345.00 USD	10/7/19	464	46,400	464	1,201	(737)
E-mini S&P 500 Index	292.00 USD	10/9/19	65	6,500	46,800	30,068	16,732
E-mini S&P 500 Index	296.00 USD	10/9/19	56	5,600	22,120	23,609	(1,489)
E-mini S&P 500 Index	298.00 USD	10/9/19	35	3,500	8,942	15,665	(6,723)
E-mini S&P 500 Index	303.00 USD	10/9/19	232	23,200	8,700	37,488	(28,788)
E-mini S&P 500 Index	315.00 USD	10/9/19	226	22,600	226	25,219	(24,993)
E-mini S&P 500 Index	335.00 USD	10/9/19	1,089	108,900	1,089	8,362	(7,273)
E-mini S&P 500 Index	340.00 USD	10/9/19	195	19,500	195	1,419	(1,224)
E-mini S&P 500 Index	291.00 USD	10/11/19	56	5,600	47,376	26,353	21,023
E-mini S&P 500 Index	292.00 USD	10/11/19	34	3,400	25,874	22,222	3,652
E-mini S&P 500 Index	296.00 USD	10/11/19	65	6,500	28,762	28,183	579
E-mini S&P 500 Index	306.00 USD	10/11/19	376	37,600	5,076	46,093	(41,017)
E-mini S&P 500 Index	335.00 USD	10/11/19	1,089	108,900	1,089	2,818	(1,729)
E-mini S&P 500 Index	340.00 USD	10/11/19	180	18,000	180	466	(286)
E-mini S&P 500 Index	350.00 USD	10/11/19	564	56,400	564	1,460	(896)
E-mini S&P 500 Index	289.00 USD	10/14/19	34	3,400	35,020	21,270	13,750
E-mini S&P 500 Index	293.00 USD	10/14/19	56	5,600	39,144	23,945	15,199
E-mini S&P 500 Index	295.00 USD	10/14/19	61	6,100	32,970	24,069	8,901
E-mini S&P 500 Index	306.00 USD	10/14/19	372	37,200	6,696	48,207	(41,511)
E-mini S&P 500 Index	330.00 USD	10/14/19	921	92,100	921	2,873	(1,952)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	191

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	291.00 USD	10/16/19	34	$3,400	$30,379	$22,154	$8,225
E-mini S&P 500 Index	293.00 USD	10/16/19	56	5,600	40,852	25,849	15,003
E-mini S&P 500 Index	298.00 USD	10/16/19	61	6,100	21,960	20,182	1,778
E-mini S&P 500 Index	330.00 USD	10/16/19	549	54,900	549	1,421	(872)
E-mini S&P 500 Index	340.00 USD	10/16/19	684	68,400	684	1,950	(1,266)
E-mini S&P 500 Index	298.00 USD	10/18/19	124	12,400	48,608	51,461	(2,853)
E-mini S&P 500 Index	340.00 USD	10/18/19	889	88,900	445	2,882	(2,437)
E-mini S&P 500 Index	297.00 USD	10/21/19	45	4,500	21,397	18,071	3,326
E-mini S&P 500 Index	293.00 USD	10/23/19	45	4,500	35,977	20,201	15,776
E-mini S&P 500 Index	297.00 USD	10/23/19	53	5,300	26,606	23,404	3,202
E-mini S&P 500 Index	340.00 USD	10/23/19	1,287	128,700	1,287	3,736	(2,449)
E-mini S&P 500 Index	294.00 USD	10/25/19	68	6,800	51,068	33,088	17,980
E-mini S&P 500 Index	340.00 USD	10/25/19	385	38,500	385	996	(611)
E-mini S&P 500 Index	345.00 USD	10/25/19	385	38,500	385	1,682	(1,297)
E-mini S&P 500 Index	294.00 USD	10/28/19	68	6,800	51,986	33,360	18,626
E-mini S&P 500 Index	306.00 USD	10/28/19	445	44,500	38,270	90,257	(51,987)
E-mini S&P 500 Index	335.00 USD	10/28/19	540	54,000	540	1,938	(1,398)
E-mini S&P 500 Index	340.00 USD	10/28/19	385	38,500	385	1,381	(996)
E-mini S&P 500 Index	345.00 USD	10/28/19	385	38,500	385	996	(611)
E-mini S&P 500 Index	299.00 USD	10/31/19	45	4,500	20,790	19,691	1,099
E-mini S&P 500 Index	345.00 USD	10/31/19	255	25,500	255	1,015	(760)
E-mini S&P 500 Index	296.00 USD	11/1/19	42	4,200	28,350	20,983	7,367
E-mini S&P 500 Index	303.00 USD	11/1/19	110	11,000	27,170	22,175	4,995
E-mini S&P 500 Index	305.00 USD	11/1/19	60	6,000	9,630	17,135	(7,505)
E-mini S&P 500 Index	335.00 USD	11/1/19	340	34,000	340	1,220	(880)
E-mini S&P 500 Index	298.00 USD	11/4/19	42	4,200	23,163	21,025	2,138
E-mini S&P 500 Index	304.00 USD	11/4/19	60	6,000	12,810	17,195	(4,385)
E-mini S&P 500 Index	305.00 USD	11/4/19	110	11,000	18,865	22,175	(3,310)
E-mini S&P 500 Index	306.00 USD	11/4/19	51	5,100	6,936	12,678	(5,742)
E-mini S&P 500 Index	335.00 USD	11/4/19	999	99,900	999	3,633	(2,634)
E-mini S&P 500 Index	345.00 USD	11/4/19	598	59,800	598	1,548	(950)
E-mini S&P 500 Index	302.00 USD	11/8/19	101	10,100	34,895	35,470	(575)
E-mini S&P 500 Index	305.00 USD	11/8/19	51	5,100	10,404	16,962	(6,558)
E-mini S&P 500 Index	311.00 USD	11/8/19	108	10,800	5,346	10,972	(5,626)
E-mini S&P 500 Index	330.00 USD	11/8/19	824	82,400	1,236	3,241	(2,005)
E-mini S&P 500 Index	302.00 USD	11/11/19	101	10,100	35,956	41,304	(5,348)
E-mini S&P 500 Index	305.00 USD	11/11/19	51	5,100	10,888	14,870	(3,982)
E-mini S&P 500 Index	311.00 USD	11/11/19	108	10,800	5,832	13,564	(7,732)
E-mini S&P 500 Index	335.00 USD	11/11/19	999	99,900	1,499	3,045	(1,546)
E-mini S&P 500 Index	340.00 USD	11/11/19	585	58,500	585	1,514	(929)
E-mini S&P 500 Index	302.00 USD	11/15/19	51	5,100	20,068	16,758	3,310
E-mini S&P 500 Index	306.00 USD	11/15/19	41	4,100	8,487	13,882	(5,395)
E-mini S&P 500 Index	335.00 USD	11/15/19	459	45,900	689	1,514	(825)
E-mini S&P 500 Index	340.00 USD	11/15/19	585	58,500	585	2,684	(2,099)
E-mini S&P 500 Index	305.00 USD	11/22/19	41	4,100	12,115	16,465	(4,350)
E-mini S&P 500 Index	302.00 USD	11/29/19	41	4,100	19,803	19,786	17
E-mini S&P 500 Index	345.00 USD	12/11/19	216	21,600	461	559	(98)
E-mini S&P 500 Index	317.00 USD	12/20/19	108	10,800	9,882	17,452	(7,570)
E-mini S&P 500 Index	345.00 USD	12/20/19	216	21,600	756	1,259	(503)
E-mini S&P 500 Index	314.00 USD	12/31/19	108	10,800	19,548	20,584	(1,036)
E-mini S&P 500 Index	345.00 USD	12/31/19	216	21,600	1,080	1,590	(510)
E-mini S&P 500 Index Flex	335.00 USD	10/2/19	810	81,000	—	7,183	(7,183)
E-mini S&P 500 Index Flex	340.00 USD	10/2/19	365	36,500	—	1,310	(1,310)
E-mini S&P 500 Index Flex	345.00 USD	10/2/19	912	91,200	—	3,264	(3,264)
E-mini S&P 500 Index Flex	345.00 USD	10/9/19	916	91,600	—	2,823	(2,823)
E-mini S&P 500 Index Flex	340.00 USD	10/14/19	504	50,400	—	1,304	(1,304)
E-mini S&P 500 Index Flex	350.00 USD	10/14/19	180	18,000	—	826	(826)
E-mini S&P 500 Index Flex	340.00 USD	10/21/19	882	88,200	3	3,570	(3,567)
E-mini S&P 500 Index Flex	306.00 USD	10/30/19	60	6,000	6,864	14,015	(7,151)

192	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index Flex	335.00 USD	10/30/19	540	$54,000	$95	$1,938	$(1,843)
E-mini S&P 500 Index Flex	345.00 USD	11/1/19	598	59,800	24	1,689	(1,665)
E-mini S&P 500 Index Flex	302.00 USD	11/6/19	42	4,200	13,881	18,463	(4,582)
E-mini S&P 500 Index Flex	303.00 USD	11/6/19	60	6,000	16,958	17,376	(418)
E-mini S&P 500 Index Flex	306.00 USD	11/6/19	51	5,100	8,168	14,565	(6,397)
E-mini S&P 500 Index Flex	311.00 USD	11/6/19	110	11,000	4,875	11,725	(6,850)
E-mini S&P 500 Index Flex	335.00 USD	11/6/19	999	99,900	614	3,584	(2,970)
E-mini S&P 500 Index Flex	345.00 USD	11/6/19	598	59,800	57	2,270	(2,213)
E-mini S&P 500 Index Flex	340.00 USD	11/8/19	585	58,500	224	3,269	(3,045)
E-mini S&P 500 Index Flex	303.00 USD	11/13/19	51	5,100	16,974	18,900	(1,926)
E-mini S&P 500 Index Flex	305.00 USD	11/13/19	41	4,100	10,022	16,055	(6,033)
E-mini S&P 500 Index Flex	314.00 USD	11/13/19	108	10,800	3,948	10,863	(6,915)
E-mini S&P 500 Index Flex	335.00 USD	11/13/19	459	45,900	652	2,106	(1,454)
E-mini S&P 500 Index Flex	345.00 USD	11/13/19	585	58,500	169	1,514	(1,345)
E-mini S&P 500 Index Flex	302.00 USD	11/18/19	51	5,100	9,186	20,787	(11,601)
E-mini S&P 500 Index Flex	306.00 USD	11/18/19	41	4,100	9,789	14,538	(4,749)
E-mini S&P 500 Index Flex	335.00 USD	11/18/19	459	45,900	18	1,647	(1,629)
E-mini S&P 500 Index Flex	340.00 USD	11/18/19	585	58,500	717	2,684	(1,967)
E-mini S&P 500 Index Flex	305.00 USD	11/20/19	41	4,100	11,949	17,121	(5,172)
E-mini S&P 500 Index Flex	314.00 USD	11/20/19	108	10,800	5,731	11,080	(5,349)
E-mini S&P 500 Index Flex	340.00 USD	11/20/19	443	44,300	659	2,475	(1,816)
E-mini S&P 500 Index Flex	313.00 USD	11/22/19	108	10,800	7,437	14,752	(7,315)
E-mini S&P 500 Index Flex	340.00 USD	11/22/19	585	58,500	1,043	1,514	(471)
E-mini S&P 500 Index Flex	304.00 USD	11/25/19	41	4,100	15,000	15,236	(236)
E-mini S&P 500 Index Flex	311.00 USD	11/25/19	108	10,800	11,879	16,372	(4,493)
E-mini S&P 500 Index Flex	340.00 USD	11/25/19	585	58,500	1,036	2,684	(1,648)
E-mini S&P 500 Index Flex	303.00 USD	11/27/19	41	4,100	17,418	14,579	2,839
E-mini S&P 500 Index Flex	309.00 USD	11/27/19	108	10,800	18,705	15,508	3,197
E-mini S&P 500 Index Flex	340.00 USD	11/27/19	585	58,500	1,023	2,099	(1,076)
E-mini S&P 500 Index Flex	313.00 USD	11/29/19	108	10,800	1,479	9,136	(7,657)
E-mini S&P 500 Index Flex	340.00 USD	11/29/19	585	58,500	12	2,684	(2,672)
E-mini S&P 500 Index Flex	305.00 USD	12/2/19	110	11,000	40,318	29,215	11,103
E-mini S&P 500 Index Flex	350.00 USD	12/2/19	220	22,000	115	569	(454)
E-mini S&P 500 Index Flex	308.00 USD	12/4/19	110	11,000	27,810	24,375	3,435
E-mini S&P 500 Index Flex	350.00 USD	12/4/19	220	22,000	140	570	(430)
E-mini S&P 500 Index Flex	314.00 USD	12/6/19	110	11,000	9,785	11,615	(1,830)
E-mini S&P 500 Index Flex	350.00 USD	12/6/19	220	22,000	170	569	(399)
E-mini S&P 500 Index Flex	314.00 USD	12/9/19	108	10,800	109	16,371	(16,262)
E-mini S&P 500 Index Flex	345.00 USD	12/9/19	216	21,600	401	991	(590)
E-mini S&P 500 Index Flex	314.00 USD	12/11/19	108	10,800	12,054	7,624	4,430
E-mini S&P 500 Index Flex	317.00 USD	12/13/19	108	10,800	7,597	16,371	(8,774)
E-mini S&P 500 Index Flex	350.00 USD	12/13/19	216	21,600	299	559	(260)
E-mini S&P 500 Index Flex	317.00 USD	12/16/19	108	10,800	8,577	15,292	(6,715)
E-mini S&P 500 Index Flex	345.00 USD	12/16/19	216	21,600	652	1,207	(555)
E-mini S&P 500 Index Flex	317.00 USD	12/18/19	108	10,800	9,192	16,696	(7,504)
E-mini S&P 500 Index Flex	345.00 USD	12/18/19	216	21,600	736	1,639	(903)
E-mini S&P 500 Index Flex	315.00 USD	12/23/19	108	10,800	15,148	21,988	(6,840)
E-mini S&P 500 Index Flex	345.00 USD	12/23/19	216	21,600	923	2,072	(1,149)
E-mini S&P 500 Index Flex	313.00 USD	12/26/19	108	10,800	22,320	25,012	(2,692)
E-mini S&P 500 Index Flex	345.00 USD	12/26/19	216	21,600	1,019	1,207	(188)
E-mini S&P 500 Index Flex	313.00 USD	12/27/19	108	10,800	22,681	18,855	3,826
E-mini S&P 500 Index Flex	345.00 USD	12/27/19	216	21,600	1,048	1,207	(159)
S&P 500 Index	3,060.00 USD	10/4/19	109	10,900	1,635	72,593	(70,958)
S&P 500 Index	3,400.00 USD	10/4/19	235	23,500	2,350	2,641	(291)
S&P 500 Index	3,400.00 USD	10/11/19	241	24,100	3,012	1,503	1,509
S&P 500 Index	3,300.00 USD	10/18/19	225	22,500	2,813	4,779	(1,966)
S&P 500 Index	3,350.00 USD	10/18/19	100	10,000	1,000	1,624	(624)
S&P 500 Index	3,450.00 USD	10/18/19	85	8,500	850	955	(105)
S&P 500 Index	3,900.00 USD	10/18/19	278	27,800	2,780	3,124	(344)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	193

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,400.00 USD	10/25/19	235	$23,500	$2,938	$6,141	$(3,203)
S&P 500 Index	3,400.00 USD	10/31/19	220	22,000	3,300	3,572	(272)
S&P 500 Index	3,400.00 USD	11/8/19	215	21,500	3,225	3,491	(266)
S&P 500 Index	3,450.00 USD	11/15/19	215	21,500	2,688	4,525	(1,837)
S&P 500 Index	3,500.00 USD	11/15/19	294	29,400	3,675	8,571	(4,896)
S&P 500 Index	3,600.00 USD	11/15/19	748	74,800	9,350	8,404	946
S&P 500 Index	3,350.00 USD	11/22/19	215	21,500	4,837	6,716	(1,879)
S&P 500 Index	3,450.00 USD	11/29/19	215	21,500	3,225	4,566	(1,341)
S&P 500 Index	3,500.00 USD	11/29/19	250	25,000	3,125	10,397	(7,272)

Total call options					$1,762,030	$2,405,656	$(643,626)

Put options:
E-mini S&P 500 Index	299.00 USD	10/2/19	147	$14,700	$19,992	$32,720	$(12,728)
E-mini S&P 500 Index	298.00 USD	10/4/19	112	11,200	16,744	49,682	(32,938)
E-mini S&P 500 Index	300.00 USD	10/9/19	62	6,200	18,848	19,566	(718)
E-mini S&P 500 Index	297.00 USD	10/11/19	125	12,500	28,687	58,948	(30,261)
E-mini S&P 500 Index	297.00 USD	10/14/19	248	24,800	62,372	119,682	(57,310)
E-mini S&P 500 Index	298.00 USD	10/16/19	124	12,400	39,122	50,665	(11,543)
E-mini S&P 500 Index Flex	175.00 USD	10/28/19	503	50,300	—	1,302	(1,302)
S&P 500 Index	1,800.00 USD	10/2/19	254	25,400	2,540	2,734	(194)
S&P 500 Index	1,900.00 USD	10/2/19	326	32,600	3,260	6,079	(2,819)
S&P 500 Index	2,575.00 USD	10/2/19	43	4,300	538	26,729	(26,191)
S&P 500 Index	2,590.00 USD	10/2/19	43	4,300	538	18,602	(18,064)
S&P 500 Index	2,660.00 USD	10/2/19	146	14,600	1,825	41,258	(39,433)
S&P 500 Index	2,700.00 USD	10/2/19	146	14,600	2,190	26,262	(24,072)
S&P 500 Index	2,745.00 USD	10/2/19	21	2,100	315	25,881	(25,566)
S&P 500 Index	2,805.00 USD	10/2/19	24	2,400	480	73,085	(72,605)
S&P 500 Index	2,825.00 USD	10/2/19	24	2,400	540	58,862	(58,322)
S&P 500 Index	2,840.00 USD	10/2/19	21	2,100	578	12,724	(12,146)
S&P 500 Index	2,865.00 USD	10/2/19	21	2,100	893	12,081	(11,188)
S&P 500 Index	1,800.00 USD	10/4/19	253	25,300	2,530	8,798	(6,268)
S&P 500 Index	1,900.00 USD	10/4/19	241	24,100	3,012	2,689	323
S&P 500 Index	2,000.00 USD	10/4/19	1,000	100,000	12,500	16,588	(4,088)
S&P 500 Index	2,635.00 USD	10/4/19	86	8,600	1,505	28,474	(26,969)
S&P 500 Index	2,680.00 USD	10/4/19	140	14,000	2,800	22,202	(19,402)
S&P 500 Index	2,700.00 USD	10/4/19	140	14,000	3,150	33,542	(30,392)
S&P 500 Index	2,805.00 USD	10/4/19	181	18,100	10,407	307,686	(297,279)
S&P 500 Index	2,825.00 USD	10/4/19	48	4,800	3,720	129,724	(126,004)
S&P 500 Index	2,870.00 USD	10/4/19	24	2,400	3,780	41,606	(37,826)
S&P 500 Index	2,875.00 USD	10/4/19	24	2,400	4,140	46,742	(42,602)
S&P 500 Index	1,900.00 USD	10/7/19	94	9,400	940	1,175	(235)
S&P 500 Index	2,640.00 USD	10/7/19	24	2,400	540	6,542	(6,002)
S&P 500 Index	2,650.00 USD	10/7/19	19	1,900	428	5,579	(5,151)
S&P 500 Index	2,690.00 USD	10/7/19	140	14,000	4,550	25,758	(21,208)
S&P 500 Index	2,820.00 USD	10/7/19	51	5,100	5,610	50,480	(44,870)
S&P 500 Index	2,865.00 USD	10/7/19	21	2,100	4,777	10,378	(5,601)
S&P 500 Index	2,870.00 USD	10/7/19	48	4,800	11,880	88,492	(76,612)
S&P 500 Index	2,880.00 USD	10/7/19	24	2,400	7,140	39,422	(32,282)
S&P 500 Index	1,900.00 USD	10/9/19	705	70,500	7,050	7,778	(728)
S&P 500 Index	2,620.00 USD	10/9/19	24	2,400	780	8,462	(7,682)
S&P 500 Index	2,625.00 USD	10/9/19	19	1,900	618	6,833	(6,215)
S&P 500 Index	2,680.00 USD	10/9/19	140	14,000	7,350	32,562	(25,212)
S&P 500 Index	2,690.00 USD	10/9/19	140	14,000	8,050	29,482	(21,432)
S&P 500 Index	2,800.00 USD	10/9/19	51	5,100	8,542	54,407	(45,865)
S&P 500 Index	2,820.00 USD	10/9/19	51	5,100	11,347	50,972	(39,625)
S&P 500 Index	2,825.00 USD	10/9/19	21	2,100	4,987	13,759	(8,772)
S&P 500 Index	2,845.00 USD	10/9/19	21	2,100	6,720	11,996	(5,276)
S&P 500 Index	1,800.00 USD	10/11/19	241	24,100	3,013	9,939	(6,926)
S&P 500 Index	1,850.00 USD	10/11/19	6	600	75	63	12

194	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	1,900.00 USD	10/11/19	204	$20,400	$2,550	$2,289	$261
S&P 500 Index	1,925.00 USD	10/11/19	7	700	88	75	13
S&P 500 Index	1,950.00 USD	10/11/19	100	10,000	1,250	1,092	158
S&P 500 Index	2,100.00 USD	10/11/19	1,286	128,600	16,075	14,663	1,412
S&P 500 Index	2,615.00 USD	10/11/19	24	2,400	1,260	3,974	(2,714)
S&P 500 Index	2,620.00 USD	10/11/19	19	1,900	1,093	3,280	(2,187)
S&P 500 Index	2,640.00 USD	10/11/19	43	4,300	2,688	10,948	(8,260)
S&P 500 Index	2,645.00 USD	10/11/19	43	4,300	2,903	13,012	(10,109)
S&P 500 Index	2,690.00 USD	10/11/19	140	14,000	13,650	25,002	(11,352)
S&P 500 Index	2,700.00 USD	10/11/19	109	10,900	11,172	22,409	(11,237)
S&P 500 Index	2,805.00 USD	10/11/19	21	2,100	6,615	15,290	(8,675)
S&P 500 Index	2,825.00 USD	10/11/19	21	2,100	8,505	14,080	(5,575)
S&P 500 Index	2,840.00 USD	10/11/19	19	1,900	9,310	17,650	(8,340)
S&P 500 Index	2,850.00 USD	10/11/19	51	5,100	28,560	43,688	(15,128)
S&P 500 Index	2,855.00 USD	10/11/19	50	5,000	29,750	107,629	(77,879)
S&P 500 Index	2,860.00 USD	10/11/19	24	2,400	15,240	28,604	(13,364)
S&P 500 Index	2,865.00 USD	10/11/19	3	300	2,025	2,861	(836)
S&P 500 Index	2,880.00 USD	10/11/19	74	7,400	61,050	143,156	(82,106)
S&P 500 Index	1,950.00 USD	10/14/19	110	11,000	1,375	1,275	100
S&P 500 Index	2,000.00 USD	10/14/19	64	6,400	800	528	272
S&P 500 Index	2,050.00 USD	10/14/19	30	3,000	375	337	38
S&P 500 Index	2,620.00 USD	10/14/19	43	4,300	3,117	7,765	(4,648)
S&P 500 Index	2,670.00 USD	10/14/19	140	14,000	14,350	22,622	(8,272)
S&P 500 Index	2,830.00 USD	10/14/19	51	5,100	27,540	47,393	(19,853)
S&P 500 Index	2,840.00 USD	10/14/19	21	2,100	10,920	11,448	(528)
S&P 500 Index	2,850.00 USD	10/14/19	24	2,400	16,440	25,615	(9,175)
S&P 500 Index	2,860.00 USD	10/14/19	48	4,800	37,200	61,900	(24,700)
S&P 500 Index	2,880.00 USD	10/14/19	50	5,000	49,000	89,129	(40,129)
S&P 500 Index	2,000.00 USD	10/16/19	128	12,800	1,600	1,118	482
S&P 500 Index	2,050.00 USD	10/16/19	30	3,000	375	487	(112)
S&P 500 Index	2,150.00 USD	10/16/19	30	3,000	450	506	(56)
S&P 500 Index	2,600.00 USD	10/16/19	43	4,300	3,547	8,281	(4,734)
S&P 500 Index	2,625.00 USD	10/16/19	113	11,300	11,582	27,092	(15,510)
S&P 500 Index	2,650.00 USD	10/16/19	210	21,000	25,725	62,144	(36,419)
S&P 500 Index	2,820.00 USD	10/16/19	19	1,900	12,065	18,151	(6,086)
S&P 500 Index	2,830.00 USD	10/16/19	51	5,100	35,955	50,049	(14,094)
S&P 500 Index	2,840.00 USD	10/16/19	24	2,400	19,080	28,334	(9,254)
S&P 500 Index	2,850.00 USD	10/16/19	24	2,400	21,240	27,710	(6,470)
S&P 500 Index	2,865.00 USD	10/16/19	48	4,800	49,920	57,772	(7,852)
S&P 500 Index	1,925.00 USD	10/18/19	117	11,700	1,463	1,354	109
S&P 500 Index	1,950.00 USD	10/18/19	112	11,200	1,400	1,293	107
S&P 500 Index	1,975.00 USD	10/18/19	108	10,800	1,350	1,249	101
S&P 500 Index	2,000.00 USD	10/18/19	1,272	127,200	15,900	14,108	1,792
S&P 500 Index	2,050.00 USD	10/18/19	30	3,000	375	334	41
S&P 500 Index	2,200.00 USD	10/18/19	750	75,000	11,250	15,929	(4,679)
S&P 500 Index	2,600.00 USD	10/18/19	5	500	488	540	(52)
S&P 500 Index	2,640.00 USD	10/18/19	43	4,300	6,235	8,453	(2,218)
S&P 500 Index	2,650.00 USD	10/18/19	183	18,300	28,365	48,284	(19,919)
S&P 500 Index	2,655.00 USD	10/18/19	125	12,500	20,000	24,699	(4,699)
S&P 500 Index	2,840.00 USD	10/18/19	1	100	925	1,284	(359)
S&P 500 Index	2,850.00 USD	10/18/19	96	9,600	98,880	124,943	(26,063)
S&P 500 Index	2,855.00 USD	10/18/19	51	5,100	55,335	42,971	12,364
S&P 500 Index	2,860.00 USD	10/18/19	50	5,000	57,000	43,322	13,678
S&P 500 Index	2,865.00 USD	10/18/19	24	2,400	28,800	26,102	2,698
S&P 500 Index	2,870.00 USD	10/18/19	24	2,400	30,360	26,852	3,508
S&P 500 Index	2,000.00 USD	10/21/19	64	6,400	960	719	241
S&P 500 Index	2,050.00 USD	10/21/19	30	3,000	450	487	(37)
S&P 500 Index	2,600.00 USD	10/21/19	43	4,300	5,697	7,034	(1,337)
S&P 500 Index	2,650.00 USD	10/21/19	140	14,000	24,500	24,162	338

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	195

Schedule of Investments

September 30, 2019

Options purchased contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,820.00 USD	10/21/19	19	$1,900	$16,815	$20,167	$(3,352)
S&P 500 Index	2,845.00 USD	10/21/19	24	2,400	27,000	27,831	(831)
S&P 500 Index	2,865.00 USD	10/21/19	48	4,800	65,280	57,580	7,700
S&P 500 Index	2,870.00 USD	10/21/19	48	4,800	68,640	59,500	9,140
S&P 500 Index	1,950.00 USD	10/23/19	128	12,800	1,920	1,713	207
S&P 500 Index	2,000.00 USD	10/23/19	30	3,000	450	337	113
S&P 500 Index	2,050.00 USD	10/23/19	30	3,000	450	637	(187)
S&P 500 Index	2,575.00 USD	10/23/19	86	8,600	11,825	22,884	(11,059)
S&P 500 Index	2,790.00 USD	10/23/19	19	1,900	15,200	21,665	(6,465)
S&P 500 Index	2,810.00 USD	10/23/19	75	7,500	71,625	90,836	(19,211)
S&P 500 Index	2,815.00 USD	10/23/19	24	2,400	23,880	36,590	(12,710)
S&P 500 Index	1,800.00 USD	10/25/19	235	23,500	2,938	19,091	(16,153)
S&P 500 Index	1,850.00 USD	10/25/19	252	25,200	3,780	2,614	1,166
S&P 500 Index	1,900.00 USD	10/25/19	231	23,100	3,465	3,762	(297)
S&P 500 Index	1,950.00 USD	10/25/19	86	8,600	1,290	1,427	(137)
S&P 500 Index	2,000.00 USD	10/25/19	328	32,800	4,920	4,671	249
S&P 500 Index	2,050.00 USD	10/25/19	750	75,000	13,125	15,929	(2,804)
S&P 500 Index	2,585.00 USD	10/25/19	43	4,300	7,740	12,581	(4,841)
S&P 500 Index	2,595.00 USD	10/25/19	43	4,300	8,277	9,786	(1,509)
S&P 500 Index	2,790.00 USD	10/25/19	51	5,100	47,430	62,876	(15,446)
S&P 500 Index	2,810.00 USD	10/25/19	48	4,800	53,040	80,764	(27,724)
S&P 500 Index	2,815.00 USD	10/25/19	99	9,900	113,850	136,388	(22,538)
S&P 500 Index	2,825.00 USD	10/25/19	24	2,400	30,120	40,193	(10,073)
S&P 500 Index	2,830.00 USD	10/25/19	24	2,400	31,320	31,454	(134)
S&P 500 Index	2,000.00 USD	10/28/19	92	9,200	1,610	847	763
S&P 500 Index	2,600.00 USD	10/28/19	43	4,300	8,815	8,711	104
S&P 500 Index	2,800.00 USD	10/28/19	51	5,100	50,235	53,100	(2,865)
S&P 500 Index	2,825.00 USD	10/28/19	72	7,200	96,120	115,746	(19,626)
S&P 500 Index	2,830.00 USD	10/28/19	48	4,800	66,720	67,276	(556)
S&P 500 Index	1,950.00 USD	10/30/19	100	10,000	750	1,158	(408)
S&P 500 Index	2,825.00 USD	10/30/19	48	4,800	68,400	71,548	(3,148)
S&P 500 Index	1,800.00 USD	10/31/19	220	22,000	3,850	10,172	(6,322)
S&P 500 Index	1,900.00 USD	10/31/19	850	85,000	14,875	23,012	(8,137)
S&P 500 Index	1,900.00 USD	11/1/19	103	10,300	2,060	1,193	867
S&P 500 Index	1,800.00 USD	11/8/19	215	21,500	4,300	5,641	(1,341)
S&P 500 Index	1,800.00 USD	11/15/19	215	21,500	4,837	8,880	(4,043)
S&P 500 Index	1,800.00 USD	11/22/19	215	21,500	5,375	7,791	(2,416)
S&P 500 Index	1,900.00 USD	11/29/19	215	21,500	9,675	12,091	(2,416)

Total put options					$2,249,578	$4,310,911	$(2,061,333)

Total options purchased contracts					$4,011,608	$6,716,567	$(2,704,959)

Options written contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	26.00 USD	10/2/19	(1,475)	$(147,500)	$(3,687)	$(106,186)	$102,499
CBOE SPX Volatility Index	27.00 USD	10/2/19	(553)	(55,300)	(1,382)	(37,278)	35,896
CBOE SPX Volatility Index	22.00 USD	10/9/19	(605)	(60,500)	(18,150)	(35,944)	17,794
CBOE SPX Volatility Index	23.00 USD	10/9/19	(1,763)	(176,300)	(57,298)	(105,963)	48,665
CBOE SPX Volatility Index	24.00 USD	10/9/19	(574)	(57,400)	(10,045)	(36,398)	26,353
CBOE SPX Volatility Index	23.00 USD	10/16/19	(3,168)	(316,800)	(166,320)	(214,493)	48,173
CBOE SPX Volatility Index	25.00 USD	10/16/19	(979)	(97,900)	(36,713)	(85,295)	48,582
CBOE SPX Volatility Index	26.00 USD	10/16/19	(3,412)	(341,200)	(110,890)	(323,347)	212,457
CBOE SPX Volatility Index	27.00 USD	10/16/19	(1,588)	(158,800)	(47,640)	(140,397)	92,757
CBOE SPX Volatility Index	28.00 USD	10/16/19	(2,898)	(289,800)	(79,695)	(235,130)	155,435
CBOE SPX Volatility Index	29.00 USD	10/16/19	(1,695)	(169,500)	(38,138)	(137,360)	99,222

196	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
CBOE SPX Volatility Index	30.00 USD	10/16/19	(1,037)	$(103,700)	$(23,333)	$(71,348)	$48,015
CBOE SPX Volatility Index	22.00 USD	10/23/19	(1,008)	(100,800)	(90,720)	(64,927)	(25,793)
CBOE SPX Volatility Index	23.00 USD	10/23/19	(947)	(94,700)	(72,446)	(58,250)	(14,196)
CBOE SPX Volatility Index	24.00 USD	10/23/19	(1,676)	(167,600)	(117,320)	(110,938)	(6,382)
CBOE SPX Volatility Index	24.00 USD	10/30/19	(582)	(58,200)	(42,195)	(39,835)	(2,360)
CBOE SPX Volatility Index	25.00 USD	10/30/19	(543)	(54,300)	(38,010)	(32,261)	(5,749)
CBOE SPX Volatility Index	24.00 USD	11/20/19	(564)	(56,400)	(62,040)	(71,296)	9,256
CBOE SPX Volatility Index	25.00 USD	11/20/19	(1,109)	(110,900)	(110,900)	(132,428)	21,528
CBOE SPX Volatility Index	26.00 USD	11/20/19	(2,117)	(211,700)	(190,530)	(227,810)	37,280
CBOE SPX Volatility Index	28.00 USD	11/20/19	(1,455)	(145,500)	(109,125)	(133,680)	24,555
CBOE SPX Volatility Index	29.00 USD	11/20/19	(1,400)	(140,000)	(91,000)	(135,877)	44,877
CBOE SPX Volatility Index	30.00 USD	11/20/19	(3,128)	(312,800)	(187,680)	(236,079)	48,399
CBOE SPX Volatility Index	30.00 USD	12/18/19	(469)	(46,900)	(36,348)	(33,592)	(2,756)
E-mini S&P 500 Index	305.00 USD	10/2/19	(267)	(26,700)	(267)	(12,125)	11,858
E-mini S&P 500 Index	309.00 USD	10/2/19	(650)	(65,000)	(325)	(13,918)	13,593
E-mini S&P 500 Index	312.00 USD	10/2/19	(430)	(43,000)	(215)	(18,237)	18,022
E-mini S&P 500 Index	322.00 USD	10/2/19	(678)	(67,800)	(339)	(32,823)	32,484
E-mini S&P 500 Index	305.00 USD	10/4/19	(650)	(65,000)	(1,625)	(15,868)	14,243
E-mini S&P 500 Index	307.00 USD	10/4/19	(1,154)	(115,400)	(1,154)	(59,332)	58,178
E-mini S&P 500 Index	311.00 USD	10/4/19	(892)	(89,200)	(446)	(16,423)	15,977
E-mini S&P 500 Index	321.00 USD	10/4/19	(678)	(67,800)	(339)	(29,433)	29,094
E-mini S&P 500 Index	305.00 USD	10/7/19	(650)	(65,000)	(3,575)	(27,568)	23,993
E-mini S&P 500 Index	307.00 USD	10/7/19	(348)	(34,800)	(522)	(16,847)	16,325
E-mini S&P 500 Index	308.00 USD	10/7/19	(348)	(34,800)	(348)	(15,107)	14,759
E-mini S&P 500 Index	309.00 USD	10/7/19	(230)	(23,000)	(230)	(10,721)	10,491
E-mini S&P 500 Index	311.00 USD	10/7/19	(560)	(56,000)	(560)	(17,031)	16,471
E-mini S&P 500 Index	321.00 USD	10/7/19	(675)	(67,500)	(675)	(25,928)	25,253
E-mini S&P 500 Index	306.00 USD	10/9/19	(650)	(65,000)	(4,550)	(32,768)	28,218
E-mini S&P 500 Index	309.00 USD	10/9/19	(696)	(69,600)	(1,044)	(26,735)	25,691
E-mini S&P 500 Index	310.00 USD	10/9/19	(560)	(56,000)	(840)	(17,031)	16,191
E-mini S&P 500 Index	312.00 USD	10/9/19	(230)	(23,000)	(230)	(9,525)	9,295
E-mini S&P 500 Index	305.00 USD	10/11/19	(560)	(56,000)	(12,320)	(22,071)	9,751
E-mini S&P 500 Index	308.00 USD	10/11/19	(214)	(21,400)	(1,070)	(13,998)	12,928
E-mini S&P 500 Index	310.00 USD	10/11/19	(650)	(65,000)	(1,625)	(17,818)	16,193
E-mini S&P 500 Index	312.00 USD	10/11/19	(940)	(94,000)	(1,410)	(22,947)	21,537
E-mini S&P 500 Index	307.00 USD	10/14/19	(214)	(21,400)	(2,354)	(13,784)	11,430
E-mini S&P 500 Index	308.00 USD	10/14/19	(922)	(92,200)	(6,454)	(28,990)	22,536
E-mini S&P 500 Index	312.00 USD	10/14/19	(744)	(74,400)	(1,116)	(21,138)	20,022
E-mini S&P 500 Index	307.00 USD	10/16/19	(560)	(56,000)	(10,080)	(21,511)	11,431
E-mini S&P 500 Index	308.00 USD	10/16/19	(214)	(21,400)	(2,568)	(12,928)	10,360
E-mini S&P 500 Index	310.00 USD	10/16/19	(610)	(61,000)	(3,050)	(11,231)	8,181
E-mini S&P 500 Index	311.00 USD	10/18/19	(560)	(56,000)	(3,080)	(19,831)	16,751
E-mini S&P 500 Index	313.00 USD	10/18/19	(453)	(45,300)	(1,585)	(17,400)	15,815
E-mini S&P 500 Index	312.00 USD	10/21/19	(450)	(45,000)	(2,475)	(13,685)	11,210
E-mini S&P 500 Index	310.00 USD	10/23/19	(45)	(4,500)	(630)	(1,189)	559
E-mini S&P 500 Index	312.00 USD	10/23/19	(530)	(53,000)	(3,975)	(9,758)	5,783
E-mini S&P 500 Index	310.00 USD	10/25/19	(68)	(6,800)	(1,360)	(3,020)	1,660
E-mini S&P 500 Index	316.00 USD	10/25/19	(770)	(77,000)	(2,695)	(20,337)	17,642
E-mini S&P 500 Index	309.00 USD	10/28/19	(453)	(45,300)	(14,723)	(24,196)	9,473
E-mini S&P 500 Index	315.00 USD	10/28/19	(770)	(77,000)	(4,620)	(24,957)	20,337
E-mini S&P 500 Index	320.00 USD	10/28/19	(600)	(60,000)	(1,200)	(5,047)	3,847
E-mini S&P 500 Index	313.00 USD	10/31/19	(300)	(30,000)	(4,650)	(14,824)	10,174
E-mini S&P 500 Index	310.00 USD	11/1/19	(330)	(33,000)	(13,530)	(19,276)	5,746
E-mini S&P 500 Index	312.00 USD	11/1/19	(420)	(42,000)	(9,660)	(20,333)	10,673
E-mini S&P 500 Index	319.00 USD	11/1/19	(400)	(40,000)	(1,800)	(5,765)	3,965
E-mini S&P 500 Index	312.00 USD	11/4/19	(330)	(33,000)	(8,745)	(20,926)	12,181
E-mini S&P 500 Index	314.00 USD	11/4/19	(420)	(42,000)	(6,720)	(18,233)	11,513
E-mini S&P 500 Index	315.00 USD	11/4/19	(600)	(60,000)	(7,500)	(15,247)	7,747
E-mini S&P 500 Index	313.00 USD	11/8/19	(600)	(60,000)	(18,000)	(15,847)	(2,153)

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	197

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
E-mini S&P 500 Index	317.00 USD	11/8/19	(410)	$(41,000)	$(4,920)	$(13,699)	$8,779
E-mini S&P 500 Index	320.00 USD	11/8/19	(335)	(33,500)	(2,345)	(6,503)	4,158
E-mini S&P 500 Index	313.00 USD	11/11/19	(600)	(60,000)	(20,100)	(20,047)	(53)
E-mini S&P 500 Index	320.00 USD	11/11/19	(324)	(32,400)	(2,430)	(6,613)	4,183
E-mini S&P 500 Index	314.00 USD	11/15/19	(402)	(40,200)	(14,874)	(12,628)	(2,246)
E-mini S&P 500 Index	323.00 USD	11/15/19	(324)	(32,400)	(2,106)	(6,635)	4,529
E-mini S&P 500 Index	324.00 USD	11/15/19	(410)	(41,000)	(2,255)	(7,139)	4,884
E-mini S&P 500 Index	320.00 USD	11/22/19	(324)	(32,400)	(5,508)	(10,825)	5,317
E-mini S&P 500 Index	315.00 USD	11/29/19	(410)	(41,000)	(23,165)	(23,539)	374
E-mini S&P 500 Index	320.00 USD	11/29/19	(324)	(32,400)	(7,452)	(7,585)	133
E-mini S&P 500 Index	325.00 USD	12/20/19	(324)	(32,400)	(9,234)	(17,629)	8,395
E-mini S&P 500 Index	322.00 USD	12/31/19	(324)	(32,400)	(18,468)	(18,925)	457
E-mini S&P 500 Index Flex	306.50 USD	10/2/19	(690)	(69,000)	(68)	(36,165)	36,097
E-mini S&P 500 Index Flex	324.00 USD	10/9/19	(678)	(67,800)	(3)	(17,906)	17,903
E-mini S&P 500 Index Flex	316.00 USD	10/23/19	(810)	(81,000)	(3,368)	(10,863)	7,495
E-mini S&P 500 Index Flex	320.00 USD	10/30/19	(600)	(60,000)	(2,498)	(6,847)	4,349
E-mini S&P 500 Index Flex	321.00 USD	11/4/19	(510)	(51,000)	(2,883)	(11,940)	9,057
E-mini S&P 500 Index Flex	314.00 USD	11/6/19	(600)	(60,000)	(14,312)	(17,047)	2,735
E-mini S&P 500 Index Flex	317.00 USD	11/6/19	(420)	(42,000)	(5,908)	(16,133)	10,225
E-mini S&P 500 Index Flex	319.00 USD	11/6/19	(330)	(33,000)	(3,300)	(11,026)	7,726
E-mini S&P 500 Index Flex	321.00 USD	11/6/19	(510)	(51,000)	(3,645)	(7,860)	4,215
E-mini S&P 500 Index Flex	319.00 USD	11/8/19	(324)	(32,400)	(2,487)	(7,586)	5,099
E-mini S&P 500 Index Flex	318.00 USD	11/11/19	(920)	(92,000)	(14,392)	(26,459)	12,067
E-mini S&P 500 Index Flex	315.00 USD	11/13/19	(510)	(51,000)	(15,630)	(11,940)	(3,690)
E-mini S&P 500 Index Flex	323.00 USD	11/13/19	(734)	(73,400)	(6,505)	(13,514)	7,009
E-mini S&P 500 Index Flex	314.00 USD	11/18/19	(402)	(40,200)	(19,677)	(15,441)	(4,236)
E-mini S&P 500 Index Flex	323.00 USD	11/18/19	(324)	(32,400)	(4,159)	(7,909)	3,750
E-mini S&P 500 Index Flex	324.00 USD	11/18/19	(410)	(41,000)	(4,593)	(9,599)	5,006
E-mini S&P 500 Index Flex	323.00 USD	11/20/19	(592)	(59,200)	(8,482)	(12,676)	4,194
E-mini S&P 500 Index Flex	319.00 USD	11/22/19	(410)	(41,000)	(11,001)	(14,929)	3,928
E-mini S&P 500 Index Flex	317.00 USD	11/25/19	(410)	(41,000)	(14,511)	(15,749)	1,238
E-mini S&P 500 Index Flex	319.00 USD	11/25/19	(324)	(32,400)	(8,691)	(25,405)	16,714
E-mini S&P 500 Index Flex	316.00 USD	11/27/19	(410)	(41,000)	(16,569)	(16,979)	410
E-mini S&P 500 Index Flex	318.00 USD	11/27/19	(324)	(32,400)	(9,796)	(16,009)	6,213
E-mini S&P 500 Index Flex	312.00 USD	12/2/19	(165)	(16,500)	(18,127)	(14,753)	(3,374)
E-mini S&P 500 Index Flex	313.00 USD	12/2/19	(165)	(16,500)	(14,491)	(12,938)	(1,553)
E-mini S&P 500 Index Flex	315.00 USD	12/4/19	(330)	(33,000)	(21,501)	(29,176)	7,675
E-mini S&P 500 Index Flex	322.00 USD	12/6/19	(330)	(33,000)	(8,060)	(6,076)	(1,984)
E-mini S&P 500 Index Flex	322.00 USD	12/9/19	(324)	(32,400)	(33,359)	(16,658)	(16,701)
E-mini S&P 500 Index Flex	323.00 USD	12/11/19	(324)	(32,400)	(8,733)	(4,021)	(4,712)
E-mini S&P 500 Index Flex	326.00 USD	12/13/19	(324)	(32,400)	(6,657)	(14,713)	8,056
E-mini S&P 500 Index Flex	326.00 USD	12/16/19	(324)	(32,400)	(7,597)	(10,825)	3,228
E-mini S&P 500 Index Flex	326.00 USD	12/18/19	(324)	(32,400)	(8,200)	(13,741)	5,541
E-mini S&P 500 Index Flex	323.00 USD	12/23/19	(324)	(32,400)	(13,441)	(20,546)	7,105
E-mini S&P 500 Index Flex	323.00 USD	12/26/19	(324)	(32,400)	(14,380)	(12,445)	(1,935)
E-mini S&P 500 Index Flex	322.00 USD	12/27/19	(324)	(32,400)	(16,555)	(9,206)	(7,349)
S&P 500 Index	2,600.00 USD	10/4/19	(235)	(23,500)	(8,879,475)	(8,094,284)	(785,191)
S&P 500 Index	2,590.00 USD	10/11/19	(241)	(24,100)	(9,349,595)	(8,290,267)	(1,059,328)
S&P 500 Index	2,620.00 USD	10/18/19	(225)	(22,500)	(8,087,625)	(6,048,847)	(2,038,778)
S&P 500 Index	2,500.00 USD	10/25/19	(235)	(23,500)	(11,272,950)	(8,508,259)	(2,764,691)
S&P 500 Index	2,580.00 USD	10/31/19	(220)	(22,000)	(8,842,900)	(7,974,728)	(868,172)
S&P 500 Index	2,720.00 USD	11/8/19	(215)	(21,500)	(5,784,575)	(6,455,109)	670,534
S&P 500 Index	2,650.00 USD	11/15/19	(215)	(21,500)	(7,229,375)	(7,408,606)	179,231
S&P 500 Index	3,150.00 USD	11/15/19	(60)	(6,000)	(16,050)	(33,912)	17,862
S&P 500 Index	3,180.00 USD	11/15/19	(45)	(4,500)	(6,862)	(23,508)	16,646
S&P 500 Index	3,190.00 USD	11/15/19	(75)	(7,500)	(9,563)	(32,731)	23,168
S&P 500 Index	2,630.00 USD	11/22/19	(215)	(21,500)	(7,679,800)	(7,388,209)	(291,591)
S&P 500 Index	2,660.00 USD	11/29/19	(215)	(21,500)	(7,108,975)	(7,433,359)	324,384
S&P 500 Index	3,175.00 USD	11/29/19	(60)	(6,000)	(19,200)	(29,175)	9,975

198	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options (continued):
S&P 500 Index	3,215.00 USD	12/20/19	(130)	$(13,000)	$(55,250)	$(141,539)	$86,289
S&P 500 Index	3,230.00 USD	12/31/19	(130)	(13,000)	(60,450)	(142,839)	82,389

Total call options					$(76,766,965)	$(72,312,038)	$(4,454,927)

Put options:
E-mini S&P 500 Index	294.00 USD	10/2/19	(147)	$(14,700)	$(3,087)	$(17,848)	$14,761
E-mini S&P 500 Index	291.00 USD	10/4/19	(112)	(11,200)	(3,080)	(27,958)	24,878
E-mini S&P 500 Index	291.00 USD	10/11/19	(125)	(12,500)	(13,125)	(39,176)	26,051
E-mini S&P 500 Index	291.00 USD	10/14/19	(248)	(24,800)	(30,752)	(78,878)	48,126
E-mini S&P 500 Index	294.00 USD	10/16/19	(124)	(12,400)	(25,668)	(37,003)	11,335
E-mini S&P 500 Index	260.00 USD	10/28/19	(503)	(50,300)	(10,312)	(31,897)	21,585
S&P 500 Index	2,690.00 USD	10/2/19	(36)	(3,600)	(540)	(50,091)	49,551
S&P 500 Index	2,705.00 USD	10/2/19	(67)	(6,700)	(1,005)	(64,570)	63,565
S&P 500 Index	2,720.00 USD	10/2/19	(31)	(3,100)	(465)	(35,570)	35,105
S&P 500 Index	2,800.00 USD	10/2/19	(21)	(2,100)	(420)	(38,841)	38,421
S&P 500 Index	2,900.00 USD	10/2/19	(21)	(2,100)	(1,995)	(23,487)	21,492
S&P 500 Index	2,925.00 USD	10/2/19	(21)	(2,100)	(4,043)	(23,054)	19,011
S&P 500 Index	2,690.00 USD	10/4/19	(144)	(14,400)	(2,880)	(221,243)	218,363
S&P 500 Index	2,705.00 USD	10/4/19	(144)	(14,400)	(3,240)	(165,227)	161,987
S&P 500 Index	2,750.00 USD	10/4/19	(67)	(6,700)	(2,178)	(52,757)	50,579
S&P 500 Index	2,755.00 USD	10/4/19	(72)	(7,200)	(2,700)	(55,146)	52,446
S&P 500 Index	2,760.00 USD	10/4/19	(15)	(1,500)	(562)	(11,603)	11,041
S&P 500 Index	2,765.00 USD	10/4/19	(31)	(3,100)	(1,162)	(24,099)	22,937
S&P 500 Index	2,770.00 USD	10/4/19	(31)	(3,100)	(1,317)	(27,819)	26,502
S&P 500 Index	2,790.00 USD	10/4/19	(32)	(3,200)	(1,680)	(26,994)	25,314
S&P 500 Index	2,860.00 USD	10/4/19	(133)	(13,300)	(17,290)	(225,602)	208,312
S&P 500 Index	2,755.00 USD	10/7/19	(324)	(32,400)	(17,010)	(260,377)	243,367
S&P 500 Index	2,770.00 USD	10/7/19	(31)	(3,100)	(1,938)	(21,651)	19,713
S&P 500 Index	2,780.00 USD	10/7/19	(32)	(3,200)	(2,160)	(26,273)	24,113
S&P 500 Index	2,785.00 USD	10/7/19	(15)	(1,500)	(1,087)	(11,231)	10,144
S&P 500 Index	2,875.00 USD	10/7/19	(3)	(300)	(810)	(4,540)	3,730
S&P 500 Index	2,925.00 USD	10/7/19	(21)	(2,100)	(14,805)	(21,562)	6,757
S&P 500 Index	2,730.00 USD	10/9/19	(36)	(3,600)	(2,970)	(26,799)	23,829
S&P 500 Index	2,750.00 USD	10/9/19	(31)	(3,100)	(3,023)	(27,355)	24,332
S&P 500 Index	2,755.00 USD	10/9/19	(32)	(3,200)	(3,280)	(26,400)	23,120
S&P 500 Index	2,765.00 USD	10/9/19	(15)	(1,500)	(1,687)	(12,109)	10,422
S&P 500 Index	2,785.00 USD	10/9/19	(15)	(1,500)	(2,100)	(11,231)	9,131
S&P 500 Index	2,805.00 USD	10/9/19	(32)	(3,200)	(5,760)	(25,522)	19,762
S&P 500 Index	2,855.00 USD	10/9/19	(27)	(2,700)	(9,990)	(43,846)	33,856
S&P 500 Index	2,875.00 USD	10/9/19	(51)	(5,100)	(25,245)	(78,660)	53,415
S&P 500 Index	2,885.00 USD	10/9/19	(21)	(2,100)	(12,180)	(25,783)	13,603
S&P 500 Index	2,905.00 USD	10/9/19	(21)	(2,100)	(16,695)	(23,809)	7,114
S&P 500 Index	2,730.00 USD	10/11/19	(150)	(15,000)	(20,625)	(128,612)	107,987
S&P 500 Index	2,745.00 USD	10/11/19	(67)	(6,700)	(10,553)	(25,421)	14,868
S&P 500 Index	2,750.00 USD	10/11/19	(36)	(3,600)	(5,940)	(18,699)	12,759
S&P 500 Index	2,755.00 USD	10/11/19	(186)	(18,600)	(32,550)	(147,659)	115,109
S&P 500 Index	2,760.00 USD	10/11/19	(31)	(3,100)	(5,735)	(17,342)	11,607
S&P 500 Index	2,770.00 USD	10/11/19	(31)	(3,100)	(6,433)	(22,302)	15,869
S&P 500 Index	2,780.00 USD	10/11/19	(93)	(9,300)	(21,390)	(65,612)	44,222
S&P 500 Index	2,810.00 USD	10/11/19	(15)	(1,500)	(5,025)	(11,081)	6,056
S&P 500 Index	2,820.00 USD	10/11/19	(15)	(1,500)	(5,700)	(10,028)	4,328
S&P 500 Index	2,835.00 USD	10/11/19	(32)	(3,200)	(14,720)	(26,515)	11,795
S&P 500 Index	2,885.00 USD	10/11/19	(21)	(2,100)	(18,480)	(26,314)	7,834
S&P 500 Index	2,900.00 USD	10/11/19	(51)	(5,100)	(54,570)	(74,845)	20,275
S&P 500 Index	2,910.00 USD	10/11/19	(51)	(5,100)	(61,965)	(70,061)	8,096
S&P 500 Index	2,730.00 USD	10/14/19	(67)	(6,700)	(11,725)	(26,506)	14,781
S&P 500 Index	2,750.00 USD	10/14/19	(294)	(29,400)	(62,475)	(184,183)	121,708
S&P 500 Index	2,810.00 USD	10/14/19	(15)	(1,500)	(6,300)	(11,681)	5,381
S&P 500 Index	2,825.00 USD	10/14/19	(32)	(3,200)	(16,160)	(27,129)	10,969

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	199

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,890.00 USD	10/14/19	(51)	$(5,100)	$(56,610)	$(77,608)	$20,998
S&P 500 Index	2,900.00 USD	10/14/19	(21)	(2,100)	(22,995)	(23,478)	483
S&P 500 Index	2,740.00 USD	10/16/19	(134)	(13,400)	(35,510)	(66,519)	31,009
S&P 500 Index	2,750.00 USD	10/16/19	(144)	(14,400)	(42,840)	(75,659)	32,819
S&P 500 Index	2,790.00 USD	10/16/19	(15)	(1,500)	(6,825)	(11,251)	4,426
S&P 500 Index	2,805.00 USD	10/16/19	(15)	(1,500)	(8,100)	(12,131)	4,031
S&P 500 Index	2,810.00 USD	10/16/19	(32)	(3,200)	(18,240)	(27,480)	9,240
S&P 500 Index	2,880.00 USD	10/16/19	(51)	(5,100)	(62,475)	(78,957)	16,482
S&P 500 Index	2,890.00 USD	10/16/19	(51)	(5,100)	(69,615)	(81,032)	11,417
S&P 500 Index	2,600.00 USD	10/18/19	(5)	(500)	(562)	(14,543)	13,981
S&P 500 Index	2,660.00 USD	10/18/19	(10)	(1,000)	(1,650)	(15,313)	13,663
S&P 500 Index	2,665.00 USD	10/18/19	(5)	(500)	(862)	(8,043)	7,181
S&P 500 Index	2,670.00 USD	10/18/19	(10)	(1,000)	(1,775)	(16,038)	14,263
S&P 500 Index	2,680.00 USD	10/18/19	(10)	(1,000)	(1,925)	(15,388)	13,463
S&P 500 Index	2,690.00 USD	10/18/19	(5)	(500)	(1,050)	(7,444)	6,394
S&P 500 Index	2,700.00 USD	10/18/19	(28)	(2,800)	(6,440)	(22,160)	15,720
S&P 500 Index	2,710.00 USD	10/18/19	(5)	(500)	(1,250)	(7,044)	5,794
S&P 500 Index	2,740.00 USD	10/18/19	(288)	(28,800)	(93,600)	(165,027)	71,427
S&P 500 Index	2,750.00 USD	10/18/19	(144)	(14,400)	(51,840)	(82,139)	30,299
S&P 500 Index	2,755.00 USD	10/18/19	(67)	(6,700)	(25,460)	(29,307)	3,847
S&P 500 Index	2,760.00 USD	10/18/19	(67)	(6,700)	(26,800)	(30,513)	3,713
S&P 500 Index	2,810.00 USD	10/18/19	(32)	(3,200)	(21,600)	(28,116)	6,516
S&P 500 Index	2,835.00 USD	10/18/19	(15)	(1,500)	(13,200)	(10,553)	(2,647)
S&P 500 Index	2,915.00 USD	10/18/19	(51)	(5,100)	(100,980)	(71,404)	(29,576)
S&P 500 Index	2,920.00 USD	10/18/19	(50)	(5,000)	(104,000)	(72,178)	(31,822)
S&P 500 Index	2,740.00 USD	10/21/19	(67)	(6,700)	(27,805)	(31,451)	3,646
S&P 500 Index	2,760.00 USD	10/21/19	(144)	(14,400)	(71,280)	(74,507)	3,227
S&P 500 Index	2,770.00 USD	10/21/19	(144)	(14,400)	(79,200)	(80,411)	1,211
S&P 500 Index	2,790.00 USD	10/21/19	(15)	(1,500)	(9,900)	(12,281)	2,381
S&P 500 Index	2,875.00 USD	10/21/19	(51)	(5,100)	(76,245)	(84,842)	8,597
S&P 500 Index	2,690.00 USD	10/23/19	(36)	(3,600)	(11,790)	(21,831)	10,041
S&P 500 Index	2,700.00 USD	10/23/19	(67)	(6,700)	(23,785)	(41,582)	17,797
S&P 500 Index	2,720.00 USD	10/23/19	(31)	(3,100)	(13,175)	(21,713)	8,538
S&P 500 Index	2,725.00 USD	10/23/19	(176)	(17,600)	(78,320)	(97,995)	19,675
S&P 500 Index	2,760.00 USD	10/23/19	(15)	(1,500)	(9,150)	(13,706)	4,556
S&P 500 Index	2,780.00 USD	10/23/19	(15)	(1,500)	(10,950)	(12,431)	1,481
S&P 500 Index	2,845.00 USD	10/23/19	(3)	(300)	(3,915)	(5,168)	1,253
S&P 500 Index	2,865.00 USD	10/23/19	(51)	(5,100)	(79,305)	(85,464)	6,159
S&P 500 Index	2,690.00 USD	10/25/19	(144)	(14,400)	(57,600)	(99,995)	42,395
S&P 500 Index	2,700.00 USD	10/25/19	(144)	(14,400)	(62,640)	(101,867)	39,227
S&P 500 Index	2,710.00 USD	10/25/19	(36)	(3,600)	(17,100)	(24,963)	7,863
S&P 500 Index	2,715.00 USD	10/25/19	(36)	(3,600)	(17,820)	(18,375)	555
S&P 500 Index	2,720.00 USD	10/25/19	(31)	(3,100)	(15,965)	(23,046)	7,081
S&P 500 Index	2,730.00 USD	10/25/19	(31)	(3,100)	(17,515)	(18,148)	633
S&P 500 Index	2,735.00 USD	10/25/19	(32)	(3,200)	(18,720)	(28,424)	9,704
S&P 500 Index	2,750.00 USD	10/25/19	(15)	(1,500)	(9,975)	(14,228)	4,253
S&P 500 Index	2,770.00 USD	10/25/19	(32)	(3,200)	(25,280)	(27,420)	2,140
S&P 500 Index	2,785.00 USD	10/25/19	(15)	(1,500)	(13,350)	(12,731)	(619)
S&P 500 Index	2,845.00 USD	10/25/19	(51)	(5,100)	(75,480)	(94,859)	19,379
S&P 500 Index	2,870.00 USD	10/25/19	(51)	(5,100)	(92,565)	(87,117)	(5,448)
S&P 500 Index	2,710.00 USD	10/28/19	(180)	(18,000)	(92,700)	(124,382)	31,682
S&P 500 Index	2,720.00 USD	10/28/19	(144)	(14,400)	(81,360)	(84,587)	3,227
S&P 500 Index	2,725.00 USD	10/28/19	(31)	(3,100)	(16,275)	(16,784)	509
S&P 500 Index	2,775.00 USD	10/28/19	(46)	(4,600)	(36,800)	(39,153)	2,353
S&P 500 Index	2,860.00 USD	10/28/19	(51)	(5,100)	(82,875)	(86,358)	3,483
S&P 500 Index	2,710.00 USD	10/30/19	(144)	(14,400)	(82,800)	(84,587)	1,787
S&P 500 Index	2,375.00 USD	10/31/19	(9)	(900)	(720)	(21,589)	20,869
S&P 500 Index	2,400.00 USD	10/31/19	(8)	(800)	(740)	(15,007)	14,267
S&P 500 Index	2,425.00 USD	10/31/19	(9)	(900)	(945)	(19,969)	19,024

200	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,475.00 USD	10/31/19	(8)	$(800)	$(1,100)	$(14,924)	$13,824
S&P 500 Index	2,500.00 USD	10/31/19	(93)	(9,300)	(14,880)	(229,743)	214,863
S&P 500 Index	2,540.00 USD	10/31/19	(7)	(700)	(1,417)	(12,630)	11,213
S&P 500 Index	2,560.00 USD	10/31/19	(8)	(800)	(1,860)	(14,630)	12,770
S&P 500 Index	2,580.00 USD	10/31/19	(7)	(700)	(1,855)	(12,316)	10,461
S&P 500 Index	2,670.00 USD	10/31/19	(10)	(1,000)	(5,100)	(16,703)	11,603
S&P 500 Index	2,690.00 USD	10/31/19	(5)	(500)	(3,000)	(8,194)	5,194
S&P 500 Index	2,750.00 USD	10/31/19	(75)	(7,500)	(70,125)	(83,056)	12,931
S&P 500 Index	2,300.00 USD	11/15/19	(25)	(2,500)	(3,250)	(31,435)	28,185
S&P 500 Index	2,325.00 USD	11/15/19	(18)	(1,800)	(2,610)	(42,098)	39,488
S&P 500 Index	2,350.00 USD	11/15/19	(53)	(5,300)	(8,480)	(78,201)	69,721
S&P 500 Index	2,375.00 USD	11/15/19	(52)	(5,200)	(9,490)	(91,489)	81,999
S&P 500 Index	2,400.00 USD	11/15/19	(9)	(900)	(1,823)	(20,779)	18,956
S&P 500 Index	2,435.00 USD	11/15/19	(8)	(800)	(1,920)	(16,950)	15,030
S&P 500 Index	2,460.00 USD	11/15/19	(8)	(800)	(2,220)	(14,944)	12,724
S&P 500 Index	2,465.00 USD	11/15/19	(8)	(800)	(2,240)	(17,047)	14,807
S&P 500 Index	2,485.00 USD	11/15/19	(8)	(800)	(2,520)	(15,350)	12,830
S&P 500 Index	2,495.00 USD	11/15/19	(8)	(800)	(2,680)	(15,190)	12,510
S&P 500 Index	2,530.00 USD	11/15/19	(7)	(700)	(2,835)	(13,606)	10,771
S&P 500 Index	2,535.00 USD	11/15/19	(8)	(800)	(3,320)	(16,190)	12,870
S&P 500 Index	2,540.00 USD	11/15/19	(6)	(600)	(2,610)	(10,853)	8,243
S&P 500 Index	2,555.00 USD	11/15/19	(6)	(600)	(2,820)	(10,913)	8,093
S&P 500 Index	2,565.00 USD	11/15/19	(12)	(1,200)	(6,000)	(21,524)	15,524
S&P 500 Index	2,675.00 USD	11/15/19	(75)	(7,500)	(75,375)	(85,306)	9,931
S&P 500 Index	2,300.00 USD	11/29/19	(9)	(900)	(1,732)	(19,788)	18,056
S&P 500 Index	2,350.00 USD	11/29/19	(9)	(900)	(2,183)	(19,339)	17,156
S&P 500 Index	2,400.00 USD	11/29/19	(9)	(900)	(2,858)	(19,699)	16,841
S&P 500 Index	2,450.00 USD	11/29/19	(22)	(2,200)	(9,130)	(42,640)	33,510
S&P 500 Index	2,500.00 USD	11/29/19	(15)	(1,500)	(8,250)	(28,484)	20,234
S&P 500 Index	2,530.00 USD	11/29/19	(13)	(1,300)	(8,450)	(24,164)	15,714
S&P 500 Index	2,600.00 USD	11/29/19	(125)	(12,500)	(122,500)	(136,720)	14,220
S&P 500 Index	2,610.00 USD	11/29/19	(5)	(500)	(5,175)	(9,010)	3,835
S&P 500 Index	2,615.00 USD	11/29/19	(10)	(1,000)	(10,650)	(17,187)	6,537
S&P 500 Index	2,650.00 USD	11/29/19	(75)	(7,500)	(97,125)	(101,806)	4,681
S&P 500 Index	2,375.00 USD	12/20/19	(9)	(900)	(4,635)	(21,052)	16,417
S&P 500 Index	2,425.00 USD	12/20/19	(27)	(2,700)	(18,090)	(63,057)	44,967
S&P 500 Index	2,475.00 USD	12/20/19	(9)	(900)	(7,785)	(21,229)	13,444
S&P 500 Index	2,560.00 USD	12/20/19	(5)	(500)	(6,700)	(9,894)	3,194
S&P 500 Index	2,590.00 USD	12/20/19	(5)	(500)	(7,775)	(9,244)	1,469
S&P 500 Index	2,595.00 USD	12/20/19	(5)	(500)	(7,975)	(9,437)	1,462
S&P 500 Index	2,600.00 USD	12/20/19	(75)	(7,500)	(122,625)	(122,056)	(569)
S&P 500 Index	2,610.00 USD	12/20/19	(15)	(1,500)	(25,800)	(27,149)	1,349
S&P 500 Index	2,615.00 USD	12/20/19	(5)	(500)	(8,825)	(9,044)	219
S&P 500 Index	2,620.00 USD	12/20/19	(5)	(500)	(9,025)	(9,194)	169
S&P 500 Index	2,625.00 USD	12/20/19	(10)	(1,000)	(18,500)	(18,089)	(411)
S&P 500 Index	2,630.00 USD	12/20/19	(5)	(500)	(9,475)	(8,595)	(880)
S&P 500 Index	2,635.00 USD	12/20/19	(5)	(500)	(9,725)	(9,244)	(481)
S&P 500 Index	2,645.00 USD	12/20/19	(5)	(500)	(10,225)	(8,794)	(1,431)
S&P 500 Index	2,500.00 USD	12/31/19	(18)	(1,800)	(21,780)	(40,384)	18,604
S&P 500 Index	2,520.00 USD	12/31/19	(9)	(900)	(11,970)	(19,327)	7,357
S&P 500 Index	2,525.00 USD	12/31/19	(18)	(1,800)	(24,570)	(39,346)	14,776
S&P 500 Index	2,560.00 USD	12/31/19	(5)	(500)	(8,050)	(10,069)	2,019
S&P 500 Index	2,590.00 USD	12/31/19	(5)	(500)	(8,775)	(8,927)	152
S&P 500 Index	2,075.00 USD	1/17/20	(5)	(500)	(1,450)	(20,644)	19,194
S&P 500 Index	2,150.00 USD	1/17/20	(10)	(1,000)	(3,700)	(31,388)	27,688
S&P 500 Index	2,500.00 USD	1/17/20	(9)	(900)	(14,625)	(20,959)	6,334
S&P 500 Index	2,525.00 USD	1/17/20	(27)	(2,700)	(48,870)	(60,627)	11,757
S&P 500 Index	2,350.00 USD	1/31/20	(9)	(900)	(9,630)	(24,467)	14,837
S&P 500 Index	2,400.00 USD	1/31/20	(18)	(1,800)	(23,760)	(44,953)	21,193

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	201

Schedule of Investments

September 30, 2019

Options written contracts outstanding at September 30, 2019 (continued):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Put options (continued):
S&P 500 Index	2,450.00 USD	1/31/20	(9)	$(900)	$(14,580)	$(22,849)	$8,269
S&P 500 Index	2,250.00 USD	2/21/20	(9)	(900)	(8,640)	(22,117)	13,477
S&P 500 Index	2,300.00 USD	2/21/20	(9)	(900)	(10,575)	(23,659)	13,084
S&P 500 Index	2,350.00 USD	2/21/20	(9)	(900)	(12,870)	(22,027)	9,157
S&P 500 Index	2,375.00 USD	2/21/20	(18)	(1,800)	(28,260)	(47,048)	18,788
S&P 500 Index	2,350.00 USD	2/28/20	(8)	(800)	(12,480)	(22,870)	10,390
S&P 500 Index	2,450.00 USD	2/28/20	(8)	(800)	(18,080)	(21,590)	3,510
S&P 500 Index	2,175.00 USD	3/20/20	(10)	(1,000)	(10,400)	(36,288)	25,888
S&P 500 Index	2,400.00 USD	3/20/20	(16)	(1,600)	(37,360)	(43,740)	6,380
S&P 500 Index	2,425.00 USD	3/20/20	(8)	(800)	(20,360)	(20,710)	350
S&P 500 Index	2,450.00 USD	3/20/20	(16)	(1,600)	(44,320)	(41,900)	(2,420)
S&P 500 Index	2,475.00 USD	3/20/20	(8)	(800)	(24,080)	(20,869)	(3,211)
S&P 500 Index	2,200.00 USD	3/31/20	(14)	(1,400)	(17,710)	(46,553)	28,843

Total put options					$(3,900,474)	$(7,868,594)	$3,968,120

Total options written contracts					$(80,667,439)	$(80,180,632)	$(486,807)

(e) At September 30, 2019, the Fund pledged $2,954,250 in cash as collateral for options written.

Glossary:

CBOE—Chicago Board Options Exchange

202	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

AllianzGI U.S. Equity Hedged Fund

	Shares	Value

Exchange-Traded Funds—99.5%
SPDR S&P 500 (a) (cost—$1,776,334)	7,560	$2,243,581

Total Options Purchased—2.2% (cost—$58,659) (b)(c)(d)		48,370

Total Investments, before options written (cost—$1,834,993)—101.7%		2,291,951

Total Options Written—(0.1)% (premiums received—$7,549) (b)(c)(d)		(2,155)

Value

Total Investments, net of options written (cost—$1,827,444)—101.6%	$2,289,796

Other liabilities in excess of other assets—(1.6)%	(35,559)

Net Assets—100.0%	$2,254,237

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2019:

Options purchased contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	3,350.00 USD	10/18/19	4	$400	$40	$29	$11
S&P 500 Index	3,350.00 USD	10/25/19	3	300	37	27	10

Total call options					$77	$56	$21

Put options:
E-mini S&P 500 Index	2,550.00 USD	4/17/20	1	$100	$4,668	$6,869	$(2,201)
S&P 500 Index	2,450.00 USD	3/20/20	1	100	2,770	6,599	(3,829)
S&P 500 Index	2,575.00 USD	6/19/20	2	200	13,050	14,679	(1,629)
S&P 500 Index	2,625.00 USD	7/17/20	1	100	8,117	7,437	680
S&P 500 Index	2,450.00 USD	8/21/20	1	100	6,208	7,803	(1,595)
S&P 500 Index	2,575.00 USD	9/18/20	1	100	8,745	7,805	940
S&P 500 Index Flex	2,500.00 USD	5/15/20	1	100	4,735	7,411	(2,676)

Total put options					$48,293	$58,603	$(10,310)

Total options purchased contracts					$48,370	$58,659	$(10,289)

Options written contracts outstanding at September 30, 2019:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation
Call options:
S&P 500 Index	3,075.00 USD	10/18/19	(4)	$(400)	$(700)	$(4,439)	$3,739
S&P 500 Index	3,070.00 USD	10/25/19	(3)	(300)	(1,455)	(3,110)	1,655

Total options written contracts					$(2,155)	$(7,549)	$5,394

(e) At September 30, 2019, the Fund pledged $3,267 in cash as collateral for options written.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	203

Schedule of Investments

September 30, 2019

AllianzGI Ultra Micro Cap Fund

	Shares	Value

Common Stock—99.7%

Aerospace & Defense—1.5%
Ducommun, Inc. (a)	5,798	$245,835

Banks—4.5%
Atlantic Capital Bancshares, Inc. (a)	10,932	189,561
Heritage Commerce Corp.	14,130	166,098
People’s Utah Bancorp	5,493	155,397
Preferred Bank	4,354	228,063

		739,119

Beverages—0.9%
Primo Water Corp. (a)	11,286	138,592

Biotechnology—11.2%
Albireo Pharma, Inc. (a)	1,875	37,500
ArQule, Inc. (a)	11,422	81,896
BioCryst Pharmaceuticals, Inc. (a)	13,076	37,463
BioSpecifics Technologies Corp. (a)	2,708	144,932
Corbus Pharmaceuticals Holdings, Inc. (a)	7,518	36,613
Dicerna Pharmaceuticals, Inc. (a)	6,491	93,211
Homology Medicines, Inc. (a)	3,262	59,042
Intellia Therapeutics, Inc. (a)	7,268	97,028
Kindred Biosciences, Inc. (a)	11,146	76,350
Kura Oncology, Inc. (a)	5,671	86,029
Progenics Pharmaceuticals, Inc. (a)	11,789	59,593
Protagonist Therapeutics, Inc. (a)	4,601	55,258
Ra Pharmaceuticals, Inc. (a)	4,301	101,719
Stemline Therapeutics, Inc. (a)	5,510	57,359
Twist Bioscience Corp. (a)	2,694	64,333
Vanda Pharmaceuticals, Inc. (a)	6,475	85,988
Veracyte, Inc. (a)	13,234	317,616
Vericel Corp. (a)	7,858	118,970
Viking Therapeutics, Inc. (a)	9,950	68,456
Voyager Therapeutics, Inc. (a)	4,221	72,643
ZIOPHARM Oncology, Inc. (a)	20,495	87,718

		1,839,717

Chemicals—0.6%
American Vanguard Corp.	6,428	100,920

Construction & Engineering—3.3%
NV5 Global, Inc. (a)	5,163	352,478
Sterling Construction Co., Inc. (a)	14,052	184,784

		537,262

Construction Materials—1.0%
U.S. Concrete, Inc. (a)	3,075	169,986

Diversified Consumer Services—0.8%
Carriage Services, Inc.	6,034	123,335

Electrical Equipment—0.7%
Allied Motion Technologies, Inc.	3,408	120,336

Electronic Equipment, Instruments & Components—2.5%
Airgain, Inc. (a)	10,533	123,763
Iteris, Inc. (a)	18,124	104,122
Napco Security Technologies, Inc. (a)	7,385	188,465

		416,350

	Shares	Value

Energy Equipment & Services—1.6%
DMC Global, Inc.	6,095	$268,058

Entertainment—1.2%
Rosetta Stone, Inc. (a)	11,250	195,750

Food Products—1.5%
John B Sanfilippo & Son, Inc.	2,518	243,239

Healthcare Equipment & Supplies—14.2%
Alphatec Holdings, Inc. (a)	25,122	126,113
Antares Pharma, Inc. (a)	43,578	145,768
Axogen, Inc. (a)	7,939	99,079
BioLife Solutions, Inc. (a)	9,823	163,307
CryoLife, Inc. (a)	7,751	210,440
CryoPort, Inc. (a)	18,018	294,684
CytoSorbents Corp. (a)	17,763	89,348
Mesa Laboratories, Inc.	895	212,804
OrthoPediatrics Corp. (a)	6,777	238,957
Quotient Ltd. (a)	17,726	137,731
Surmodics, Inc. (a)	5,383	246,218
Tactile Systems Technology, Inc. (a)	4,765	201,655
Zynex, Inc.	18,476	175,707

		2,341,811

Healthcare Providers & Services—5.9%
Addus HomeCare Corp. (a)	2,968	235,303
BioTelemetry, Inc. (a)	3,883	158,155
Catasys, Inc. (a)	11,702	184,423
Joint Corp. (a)	11,019	205,064
RadNet, Inc. (a)	12,814	184,009

		966,954

Healthcare Technology—4.6%
Icad, Inc. (a)	15,486	106,079
OptimizeRx Corp. (a)	10,802	156,413
Tabula Rasa HealthCare, Inc. (a)	5,229	287,281
Vocera Communications, Inc. (a)	8,529	210,240

		760,013

Hotels, Restaurants & Leisure—3.1%
Carrols Restaurant Group, Inc. (a)	13,961	115,737
Century Casinos, Inc. (a)	19,063	147,357
Kura Sushi USA, Inc., Class A (a)	7,001	137,360
Red Lion Hotels Corp. (a)	17,340	112,363

		512,817

Household Durables—1.7%
Green Brick Partners, Inc. (a)	7,595	81,267
LGI Homes, Inc. (a)	2,404	200,301

		281,568

Interactive Media & Services—2.7%
EverQuote, Inc., Class A (a)	13,791	294,300
QuinStreet, Inc. (a)	12,224	153,900

		448,200

Internet & Direct Marketing Retail—1.1%
Rubicon Project, Inc. (a)	21,324	185,732

IT Services—3.6%
Brightcove, Inc. (a)	18,664	195,599
Carbonite, Inc. (a)	5,163	79,975
Hackett Group, Inc.	9,076	149,391
Perficient, Inc. (a)	4,287	165,392

		590,357

	Shares	Value

Life Sciences Tools & Services—4.5%
Codexis, Inc. (a)	7,366	$101,025
Fluidigm Corp. (a)	18,583	86,039
NanoString Technologies, Inc. (a)	3,992	86,187
NeoGenomics, Inc. (a)	13,820	264,238
Quanterix Corp. (a)	9,009	197,838

		735,327

Machinery—1.8%
LiqTech International, Inc. (a)	24,158	190,848
Spartan Motors, Inc.	8,102	111,160

		302,008

Media—3.1%
Cardlytics, Inc. (a)	7,382	247,445
Fluent, Inc. (a)	29,393	80,390
TechTarget, Inc. (a)	8,048	181,281

		509,116

Oil, Gas & Consumable Fuels—0.9%
Evolution Petroleum Corp.	12,647	73,859
Penn Virginia Corp. (a)	2,578	74,942

		148,801

Pharmaceuticals—2.6%
ANI Pharmaceuticals, Inc. (a)	3,129	228,041
Axsome Therapeutics, Inc. (a)	3,251	65,800
Cara Therapeutics, Inc. (a)	4,670	85,368
Cymabay Therapeutics, Inc. (a)	8,223	42,102

		421,311

Professional Services—0.8%
CRA International, Inc.	2,963	124,357

Semiconductors & Semiconductor Equipment—4.4%
ACM Research, Inc., Class A (a)	12,604	174,692
Adesto Technologies Corp. (a)	21,214	181,592
FormFactor, Inc. (a)	11,258	209,905
Ichor Holdings Ltd. (a)	6,445	155,840

		722,029

Software—11.1%
Agilysys, Inc. (a)	8,628	220,963
Digital Turbine, Inc. (a)	40,078	258,303
eGain Corp. (a)	14,768	118,218
MobileIron, Inc. (a)	27,276	178,521
Model N, Inc. (a)	11,401	316,492
QAD, Inc., Class A	4,565	210,812
ShotSpotter, Inc. (a)	4,409	101,539
Upland Software, Inc. (a)	7,048	245,693
Zix Corp. (a)	24,588	178,017

		1,828,558

Water Utilities—1.4%
AquaVenture Holdings Ltd. (a)	11,994	233,043

Wireless Telecommunication Services—0.9%
Boingo Wireless, Inc. (a)	12,864	142,790

Total Common Stock (cost—$12,868,601)		16,393,291

204	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2019

	Principal Amount (000s)	Value

Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 9/30/19, 0.35%, due 10/1/19, proceeds $346,003; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $353,012 including accrued interest
(cost-$346,000)	$346	346,000

Total Investments (cost—$13,214,601)—101.8%		16,739,291

Liabilities in excess of other assets—(1.8)%		(290,200)

Net Assets—100.0%		$16,449,091

Notes to Schedule of Investments:

(a) Non-income producing.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	205

Statements of Assets and Liabilities

September 30, 2019

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$1,698,460	$751,414	$853,512	$275,934	$312,078
Investments in Affiliates, at value	15,694,129	23,157,239	32,830,296	24,090,096	27,192,690
Repurchase agreements, at value	120,000	282,000	1,233,000	1,137,000	688,000
Cash	42	239	292	397	750
Foreign currency, at value	—	—	—	—	—
Deposits with brokers for derivatives collateral	293,281	696,880	786,014	741,852	946,703
Receivable for investments in Affiliates sold	259,866	—	—	1,631,053	2,409,017
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	7,961	9,582	10,722	8,539	7,740
Receivable for Fund shares sold	3,078	6,083	9,797	18,908	21,180
Dividends and interest receivable (net of foreign withholding taxes)	1	3	12	11	7
Receivable for variation margin on futures contracts	—	4,268	18,205	3,118	—
Receivable for investments sold	—	323,731	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Tax reclaims receivable	—	—	—	—	—
Receivable from Investment Manager	—	45	433	—	—
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	18,076,818	25,231,484	35,742,283	27,906,908	31,578,165
Liabilities:
Payable for investments purchased	179,111	249,364	353,374	275,535	311,626
Trustees Deferred Compensation Plan payable (see Note 5)	7,961	9,582	10,722	8,539	7,740
Payable for variation margin on futures contracts	3,842	—	—	—	2,386
Payable for Fund shares redeemed	882	8,586	1,271	64,034	1,321
Servicing fees payable	821	1,156	1,239	1,034	481
Distribution fees payable	609	287	718	337	407
Administration fees payable	381	—	—	1,255	2,159
Payable for investments in Affiliates purchased	—	—	—	—	—
Investment management fees payable	—	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	193,607	268,975	367,324	350,734	326,120
Net Assets	$17,883,211	$24,962,509	$35,374,959	$27,556,174	$31,252,045
Net Assets Consist of:
Paid-in-capital	$15,556,788	$21,379,276	$30,505,035	$24,018,372	$27,534,657
Total distributable earnings (loss)	2,326,423	3,583,233	4,869,924	3,537,802	3,717,388
Net Assets	$17,883,211	$24,962,509	$35,374,959	$27,556,174	$31,252,045
Cost of Investments	$1,606,023	$742,798	$853,000	$275,535	$311,626
Cost of Investments in Affiliates	$14,918,845	$22,000,584	$30,996,301	$22,635,152	$25,771,199
Cost of Repurchase Agreements	$120,000	$282,000	$1,233,000	$1,137,000	$688,000
Cost of Foreign Currency	$—	$—	$—	$—	$—

206	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$194,835	$259,795	$130,459	$9,125,705	$11,785,281	$371,605,143	$23,084,836
16,443,673	22,500,166	11,238,519	14,451,328	297,221,340	—	—
686,000	726,000	505,000	306,000	5,274,000	3,664,000	—
353	289	962	490,619	450	5,516	90,923
—	—	—	—	—	622,599	47,580
624,891	777,485	460,995	632,136	2,976,924	—	—
1,781,193	2,051,380	926,810	—	—	—	—
4,829	4,660	2,134	2,087	57,858	88,617	5,730
81,568	6,292	5,566	2,893	22,194	15,494	3,344
7	7	5	26,996	51	635,858	87,294
2,300	—	—	2,377	89,100	—	—
—	—	—	—	—	29,905,848	—
—	—	—	4,215	—	—	—
—	—	—	—	—	358,845	84,616
—	—	—	—	—	—	—
—	—	—	—	51,743	34,732	17,685
19,819,649	26,326,074	13,270,450	25,044,356	317,478,941	406,936,652	23,422,008

194,553	259,419	130,271	489,309	—	—	—
4,829	4,660	2,134	2,087	57,858	88,617	5,730
—	300	26	—	—	—	—
98,414	1,057	2,225	4,705	28,868	44,932,646	7,879
362	550	317	2,697	10,751	208	54
223	786	320	1,113	4,142	10	24
1,643	2,103	1,109	3,937	—	—	—
—	—	—	4,215	—	—	—
220	535	1,575	4,150	40,821	118,783	9,101
—	—	—	—	172,914	189,884	98,256
300,244	269,410	137,977	512,213	315,354	45,330,148	121,044
$19,519,405	$26,056,664	$13,132,473	$24,532,143	$317,163,587	$361,606,504	$23,300,964

$17,238,806	$24,072,857	$12,392,158	$25,576,736	$290,304,358	$323,186,581	$23,750,428
2,280,599	1,983,807	740,315	(1,044,593)	26,859,229	38,419,923	(449,464)
$19,519,405	$26,056,664	$13,132,473	$24,532,143	$317,163,587	$361,606,504	$23,300,964
$194,553	$259,419	$130,271	$8,732,293	$11,266,023	$353,649,243	$23,129,834
$15,488,171	$21,722,539	$10,759,308	$14,275,956	$288,121,382	$—	$—
$686,000	$726,000	$505,000	$306,000	$5,274,000	$3,664,000	$—
$—	$—	$—	$—	$—	$622,776	$47,349

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	207

Statements of Assets and Liabilities (cont’d)

September 30, 2019

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets:
Class A	$3,686,512	$5,738,073	$5,705,764	$5,082,946	$2,170,617
Class C	547,485	—	601,562	—	162,826
Class R	10,229	222,133	77,751	266,105	167,041
Class P	2,393,630	5,113,487	8,488,547	6,103,222	6,115,062
Institutional Class	—	—	—	—	—
Class R6	11,215,442	13,740,758	20,341,281	15,937,601	22,586,196
Administrative Class	29,913	148,058	160,054	166,300	50,303
Shares Issued and Outstanding:
Class A	188,025	329,854	274,093	283,961	103,472
Class C	27,958	—	29,266	—	7,780
Class R	535	12,873	3,738	14,958	8,036
Class P	121,297	294,287	403,234	339,210	290,356
Institutional Class	—	—	—	—	—
Class R6	566,962	788,032	961,638	884,567	1,069,828
Administrative Class	1,520	8,480	7,591	9,221	2,405
Net Asset Value and Redemption Price Per Share:*
Class A	$19.61	$17.40	$20.82	$17.90	$20.98
Class C	19.58	—	20.56	—	20.93
Class R	19.12	17.26	20.80	17.79	20.79
Class P	19.73	17.38	21.05	17.99	21.06
Institutional Class	—	—	—	—	—
Class R6	19.78	17.44	21.15	18.02	21.11
Administrative Class	19.67	17.46	21.08	18.04	20.92

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

208	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$1,750,069	$2,533,535	$1,630,893	$12,460,025	$49,258,791	$1,066,712	$239,339
—	237,589	—	1,520,405	6,393,192	17,956	40,967
107,587	104,762	38,202	102,819	20,599	—	—
4,195,048	4,876,148	2,382,617	2,118,616	6,172,973	690,498	103,278
—	—	—	198,944	6,026,306	574,846	396,076
13,130,324	17,703,302	8,889,344	8,120,738	249,268,630	359,256,492	22,521,304
336,377	601,328	191,417	10,596	23,096	—	—

95,142	124,087	91,687	706,489	4,455,819	73,851	17,638
—	11,895	—	86,189	562,437	1,248	3,042
5,930	5,143	2,158	5,561	1,884	—	—
228,437	236,796	132,859	118,791	564,247	47,720	7,604
—	—	—	11,466	546,993	40,299	29,106
712,477	855,889	493,325	467,892	23,113,977	24,971,736	1,648,737
18,443	29,388	10,751	593	2,029	—	—

$18.39	$20.42	$17.79	$17.64	$11.05	$14.44	$13.57
—	19.97	—	17.64	11.37	14.39	13.47
18.14	20.37	17.70	18.49	10.93	—	—
18.36	20.59	17.93	17.83	10.94	14.47	13.58
—	—	—	17.35	11.02	14.26	13.61
18.43	20.68	18.02	17.36	10.78	14.39	13.66
18.24	20.46	17.80	17.87	11.38	—	—

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	209

Statements of Assets and Liabilities (cont’d)

September 30, 2019

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Assets:
Investments, at value	$50,848,820	$625,515,474	$36,146,205	$67,849,023	$38,717,047
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	1,007,000	21,714,000	—	—	505,000
Cash	2,857	84	—	533,879	61
Foreign currency, at value	115	—	—	—	21,890
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	99,941	1,625,294	151,227	303,139	49,443
Receivable for investments sold	10,742,544	10,924,332	7,222,794	14,055,827	76,972
Receivable for TBA investments sold	—	—	584,626	1,098,841	—
Deposits with brokers for derivatives collateral	—	—	550,583	1,032,398	—
Receivable for terminated swaps	—	—	—	92	—
Receivable for Fund shares sold	644	2,192,758	—	—	—
Receivable from Investment Manager	4,734	—	58,022	2,953	—
Tax reclaims receivable	—	—	—	—	5,027
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	17,104	144,890	719	1,012	6,595
Receivable for variation margin on centrally cleared swaps	—	—	2,937	—	—
Receivable for variation margin on futures contracts	—	—	—	6,583	—
Prepaid expenses and other assets	19,205	65,951	22,758	22,997	8,604
Total Assets	62,742,964	662,182,783	44,739,871	84,906,744	39,390,639
Liabilities:
Payable for investments purchased	4,173	3,447,496	7,295,973	19,299,856	—
Payable for Fund shares redeemed	11,494,428	1,461,089	14,355	—	—
Payable for TBA investments purchased	—	—	3,250,147	5,906,765	—
Payable to custodian for cash overdraft	—	—	192,595	—	—
Payable for variation margin on centrally cleared swaps	—	—	—	9,044	—
Payable for variation margin on futures contracts	—	—	2,500	—	—
Investment management fees payable	—	282,425	—	—	47,140
Distribution fees payable	42	35,352	—	—	—
Servicing fees payable	225	24,766	—	—	12
Swap premiums received	—	—	19,439	167,104	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	17,104	144,890	719	1,012	6,595
Accrued expenses and other liabilities	83,796	314,061	99,591	81,707	89,245
Total Liabilities	11,599,768	5,710,079	10,875,319	25,465,488	142,992
Net Assets	$51,143,196	$656,472,704	$33,864,552	$59,441,256	$39,247,647

210	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$7,936,811	$19,697,178	$13,590,933	$96,305,153	$23,336,180	$24,220,149	$603,472,890
—	—	—	36,288,079	—	—	—
276,000	770,000	—	13,954,000	1,062,000	882,000	2,036,000
886	—	—	4,344,909	96	500	413
17,671	61,979	3,194	558,132	264,080	33,462	6
—	13,437	32,825	—	56,622	—	—
7,043	218,501	64,697	410,542	293,457	16,545	574,687
—	194,900	71,081	1,182,683	285,816	—	4,102,715
—	—	—	—	—	—	—
—	14,593	14,160	3,047,937	12,701	—	—
—	—	—	—	—	—	—
1	—	—	—	—	23,238	4,030,853
—	7,803	—	—	—	5,481	—
—	—	—	81,374	1,594	33,220	1,104,917
1,605	4,971	880	32,314	2,423	3,843	89,701
—	—	—	—	—	—	—
—	4,078	508	126,208	—	—	—
7,920	37,426	14,089	39,108	15,580	9,765	40,078
8,247,937	21,024,866	13,792,367	156,370,439	25,330,549	25,228,203	615,452,260

198,968	453,921	—	5,521,449	1,154,747	33,458	—
—	—	—	4,133	—	4,793	3,864,751
—	—	—	—	—	—	—
—	194,511	23,205	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	767	—	—
30,070	—	754	10,241	32,223	—	372,862
—	8	—	843	—	—	40,237
23	28	—	486	—	446	47,185
—	—	—	—	—	—	—
—	12,597	2,471	—	1,824	—	—
1,605	4,971	880	32,314	2,423	3,843	89,701
87,086	84,522	92,660	186,206	70,607	88,106	478,471
317,752	750,558	119,970	5,755,672	1,262,591	130,646	4,893,207
$7,930,185	$20,274,308	$13,672,397	$150,614,767	$24,067,958	$25,097,557	$610,559,053

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	211

Statements of Assets and Liabilities (cont’d)

September 30, 2019

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Net Assets Consist of:
Paid-in-capital	$34,640,773	$574,272,844	$31,779,789	$56,608,621	$38,104,510
Total distributable earnings (loss)	16,502,423	82,199,860	2,084,763	2,832,635	1,143,137
Net Assets	$51,143,196	$656,472,704	$33,864,552	$59,441,256	$39,247,647
Cost of Investments	$44,495,302	$571,372,439	$35,599,896	$66,958,085	$33,692,512
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$1,007,000	$21,714,000	$—	$—	$505,000
Cost of Foreign Currency	$115	$—	$—	$—	$21,898
Net Assets:
Class A	$1,104,786	$69,610,653	$—	$—	$61,984
Class C	73,714	60,433,916	—	—	—
Class R	—	165,734	—	—	—
Class P	273,816	155,601,269	26,121	11,062	—
Institutional Class	72,705	370,111,322	50,428	11,069	39,185,663
Class R6	49,618,175	—	33,788,003	59,419,125	—
Administrative Class	—	549,810	—	—	—
Shares Issued and Outstanding:
Class A	68,143	2,379,882	—	—	4,589
Class C	4,707	2,040,787	—	—	—
Class R	—	5,446	—	—	—
Class P	17,028	5,470,198	1,632	691	—
Institutional Class	4,506	12,869,954	3,152	692	2,900,683
Class R6	3,053,862	—	2,112,036	3,714,706	—
Administrative Class	—	18,989	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$16.21	$29.25	$—	$—	$13.51
Class C	15.66	29.61	—	—	—
Class R	—	30.43	—	—	—
Class P	16.08	28.45	16.01	16.00	—
Institutional Class	16.14	28.76	16.00	16.00	13.51
Class R6	16.25	—	16.00	16.00	—
Administrative Class	—	28.95	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

212	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$7,146,938	$20,672,022	$13,833,951	$135,222,172	$24,102,348	$18,753,465	$462,254,782
783,247	(397,714)	(161,554)	15,392,595	(34,390)	6,344,092	148,304,271
$7,930,185	$20,274,308	$13,672,397	$150,614,767	$24,067,958	$25,097,557	$610,559,053
$6,987,272	$19,221,181	$13,569,880	$91,583,632	$22,927,896	$20,736,737	$471,980,076
$—	$—	$—	$36,597,284	$—	$—	$—
$276,000	$770,000	$—	$13,954,000	$1,062,000	$882,000	$2,036,000
$17,694	$63,528	$3,195	$558,536	$264,921	$33,609	$6

$116,034	$133,696	$—	$1,812,037	$—	$1,444,141	$177,463,366
—	13,734	—	587,560	—	—	70,175,057
—	—	—	121,494	—	—	—
—	11,945	10,438	11,456,114	11,225	21,582,083	210,424,536
7,814,151	20,114,933	13,661,959	9,329,768	24,056,733	2,071,333	152,496,094
—	—	—	127,284,732	—	—	—
—	—	—	23,062	—	—	—

7,184	9,487	—	94,337	—	79,051	10,882,118
—	968	—	31,191	—	—	4,522,728
—	—	—	6,362	—	—	—
—	864	702	600,216	750	1,173,621	12,887,483
492,421	1,449,365	920,603	478,418	1,608,888	110,487	9,510,962
—	—	—	6,635,431	—	—	—
—	—	—	1,204	—	—	—

$16.15	$14.09	$—	$19.21	$—	$18.27	$16.31
—	14.19	—	18.84	—	—	15.52
—	—	—	19.10	—	—	—
—	13.83	14.86	19.09	14.97	18.39	16.33
15.87	13.88	14.84	19.50	14.95	18.75	16.03
—	—	—	19.18	—	—	—
—	—	—	19.16	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	213

Statements of Assets and Liabilities (cont’d)

September 30, 2019

	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Assets:
Investments, at value	$6,847,239	$111,370,134	$93,642,702	$16,849,842	$102,736,006
Investments in Affiliates, at value	—	5,758,100	—	—	—
Repurchase agreements, at value	—	3,348,000	1,810,000	300,000	175,000
Cash	46,832	49	312	687	753
Foreign currency, at value	110,673	—	599,294	—	1,198,130
Unrealized appreciation of forward foreign currency contracts	8,106	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	48,341	1,839,520	361,807	1,516	234,261
Receivable for investments sold	—	108,872	112,285	67,881	4,820,563
Swap premiums paid	—	—	—	—	—
Deposits with brokers for derivatives collateral	15	—	—	—	—
Receivable for Fund shares sold	8,500	53,770	24,562	—	27,239
Receivable from Investment Manager	46,995	—	—	—	—
Deferred offering costs	18,006	—	—	—	—
Tax reclaims receivable	515	—	310,755	—	5,962
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	41	40,997	23,762	5,116	13,997
Receivable for variation margin on centrally cleared swaps	—	—	—	—	—
Receivable for principal paydowns	—	—	—	—	—
Prepaid expenses and other assets	28,169	36,762	33,601	15,367	16,458
Total Assets	7,163,432	122,556,204	96,919,080	17,240,409	109,228,369
Liabilities:
Payable for investments purchased	108,509	—	927,967	9,870	674,955
Payable for Fund shares redeemed	—	290,525	36,166	15	78,676
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	45,507	78,882	7,488	116,508
Distribution fees payable	—	2,828	779	—	608
Servicing fees payable	18	6,498	1,342	257	3,014
Unrealized depreciation of forward foreign currency contracts	1,043	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	41	40,997	23,762	5,116	13,997
Accrued expenses and other liabilities	70,359	181,519	169,712	83,384	207,046
Total Liabilities	179,970	567,874	1,238,610	106,130	1,094,804
Net Assets	$6,983,462	$121,988,330	$95,680,470	$17,134,279	$108,133,565

214	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return

$21,464,726	$114,776,273	$29,418,739	$17,206,244	$1,125,179,855	$11,468,077	$605,827,928
1,412,329	—	—	—	—	—	—
4,927,000	736,000	—	—	56,983,000	5,785,000	116,014,000
74,010	539	16,533	30,943	46,188	591	529
—	—	—	—	—	—	—
—	—	—	—	—	—	—
62,850	7	—	151,480	16,675,274	133,051	1,128
—	67,701	1,769	483,783	—	102,000	3,425,894
267,429	—	—	—	—	—	—
5,010,013	563,494	185,721	123,342	—	—	2,954,250
—	33,208	—	250,000	2,299,540	25,050	366,021
—	36,254	—	17,801	—	22,113	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
48	1,954	3,425	284	186,679	95	72,628
18,501	—	—	—	—	—	—
—	—	—	—	1,206,584	—	—
9,619	11,576	9,539	22,252	88,494	27,980	32,585
33,246,525	116,227,006	29,635,726	18,286,129	1,202,665,614	17,563,957	728,694,963

—	730,195	8,950	520,544	15,550,000	3,999,683	307,261
—	—	—	—	3,622,326	—	603,506
6,357	—	—	—	—	—	—
116,702	—	—	141	—	—	—
—	716,447	93,418	—	—	—	80,667,439
2,003	—	19,902	—	434,637	—	57,304
—	—	—	—	22,381	—	7,190
—	—	—	—	48,375	140	9,815
—	—	—	—	—	—	—
48	1,954	3,425	284	186,679	95	72,628
90,337	166,876	81,865	73,541	612,988	73,914	731,283
215,447	1,615,472	207,560	594,510	20,477,386	4,073,832	82,456,426
$33,031,078	$114,611,534	$29,428,166	$17,691,619	$1,182,188,228	$13,490,125	$646,238,537

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	215

Statements of Assets and Liabilities (cont’d)

September 30, 2019

	AllianzGI Green Bond	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Net Assets Consist of:
Paid-in-capital	$6,442,889	$159,491,313	$88,252,088	$14,754,362	$128,869,845
Total distributable earnings (loss)	540,573	(37,502,983)	7,428,382	2,379,917	(20,736,280)
Net Assets	$6,983,462	$121,988,330	$95,680,470	$17,134,279	$108,133,565
Cost of Investments	$6,573,632	$116,588,675	$84,795,247	$13,552,874	$98,765,685
Cost of Investments in Affiliates	$—	$5,645,148	$—	$—	$—
Cost of Repurchase Agreements	$—	$3,348,000	$1,810,000	$300,000	$175,000
Cost of Foreign Currency	$111,167	$—	$598,875	$—	$1,196,435
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$94,933	$26,937,592	$4,825,554	$1,339,653	$14,395,320
Class C	—	4,879,569	963,234	—	1,006,261
Class R	—	653,574	1,043,543	—	—
Class P	1,093,061	12,128,461	19,739,801	322,181	2,022,452
Institutional Class	5,795,468	77,364,806	40,477,839	15,472,445	90,710,532
Class R6	—	—	28,630,499	—	—
Administrative Class	—	24,328	—	—	—
Shares Issued and Outstanding:
Class A	5,767	3,023,388	150,089	133,380	925,733
Class C	—	548,665	31,355	—	64,690
Class R	—	76,826	34,561	—	—
Class P	66,441	1,422,130	618,601	31,761	130,191
Institutional Class	351,889	9,041,669	1,218,857	1,514,216	5,859,159
Class R6	—	—	866,885	—	—
Administrative Class	—	2,849	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$16.46	$8.91	$32.15	$10.04	$15.55
Class C	—	8.89	30.72	—	15.56
Class R	—	8.51	30.19	—	—
Class P	16.45	8.53	31.91	10.14	15.53
Institutional Class	16.47	8.56	33.21	10.22	15.48
Class R6	—	—	33.03	—	—
Administrative Class	—	8.54	—	—	—

†

Consolidated Statement of Assets and Liabilities for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

216	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return

$31,113,856	$110,004,366	$27,974,295	$16,914,186	$1,277,933,535	$13,339,485	$628,391,317
1,917,222	4,607,168	1,453,871	777,433	(95,745,307)	150,640	17,847,220
$33,031,078	$114,611,534	$29,428,166	$17,691,619	$1,182,188,228	$13,490,125	$646,238,537
$21,449,397	$109,011,256	$28,379,439	$16,615,289	$1,142,860,874	$11,320,946	$553,573,598
$1,403,547	$—	$—	$—	$—	$—	$—
$4,927,000	$736,000	$—	$—	$56,983,000	$5,785,000	$116,014,000
$—	$—	$—	$—	$—	$—	$—
$—	$1,439,009	$216,172	$—	$—	$—	$80,180,632

$—	$—	$—	$—	$136,085,898	$770,257	$38,396,557
—	—	—	—	117,058,404	—	12,178,660
—	—	—	—	—	—	—
9,916	20,457,709	65,594	11,102	501,137,864	10,590	153,248,972
605,500	51,187,973	1,005,221	3,034,276	388,672,229	12,709,278	385,323,247
32,415,662	42,965,852	28,357,351	14,646,241	39,233,833	—	57,091,101
—	—	—	—	—	—	—

—	—	—	—	9,308,654	50,423	2,370,588
—	—	—	—	8,013,884	—	785,953
—	—	—	—	—	—	—
1,009	1,917,677	6,240	710	34,527,410	693	9,480,272
61,654	4,796,186	95,444	193,945	26,768,844	831,229	23,647,227
3,296,572	4,005,132	2,696,773	936,107	2,702,131	—	3,517,892
—	—	—	—	—	—	—

$—	$—	$—	$—	$14.62	$15.28	$16.20
—	—	—	—	14.61	—	15.50
—	—	—	—	—	—	—
9.83	10.67	10.51	15.65	14.51	15.29	16.17
9.82	10.67	10.53	15.65	14.52	15.29	16.29
9.83	10.73	10.52	15.65	14.52	—	16.23
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	217

Statements of Assets and Liabilities (cont’d)

September 30, 2019

	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$2,291,951	$16,393,291
Repurchase agreements, at value	—	346,000
Cash	—	174
Dividends and interest receivable (net of foreign withholding taxes)	10,481	765
Deposits with brokers for derivatives collateral	3,267	—
Receivable for Fund shares sold	—	238
Receivable from Investment Manager	18,889	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	727	6,800
Prepaid expenses and other assets	11,077	14,760
Total Assets	2,336,392	16,762,028
Liabilities:
Payable for investments purchased	—	11,102
Payable for Fund shares redeemed	—	200,092
Payable to custodian for cash overdraft	7,882	—
Options written, at value	2,155	—
Investment management fees payable	—	7,035
Distribution fees payable	107	—
Servicing fees payable	132	828
Trustees Deferred Compensation Plan payable (see Note 5)	727	6,800
Accrued expenses and other liabilities	71,152	87,080
Total Liabilities	82,155	312,937
Net Assets	$2,254,237	$16,449,091
Net Assets Consist of:
Paid-in-capital	$2,483,484	$12,676,798
Total distributable earnings (loss)	(229,247)	3,772,293
Net Assets	$2,254,237	$16,449,091
Cost of Investments	$1,834,993	$12,868,601
Cost of Repurchase Agreements	$—	$346,000
Premiums Received for Options Written	$7,549	$—

218	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$499,275	$4,083,146
Class C	186,664	—
Class P	71,457	1,949,134
Institutional Class	1,496,841	10,416,811
Shares Issued and Outstanding:
Class A	27,965	361,924
Class C	10,953	—
Class P	4,098	167,006
Institutional Class	82,303	889,117
Net Asset Value and Redemption Price Per Share:*
Class A	$17.85	$11.28
Class C	17.04	—
Class P	17.44	11.67
Institutional Class	18.19	11.72

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	219

Statements of Operations

Year ended September 30, 2019

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$656,382	$961,285	$1,195,064	$944,778	$1,021,013
Interest	10,956	24,060	21,373	19,089	19,519
Dividends, net of foreign withholding taxes*	67,775	21,767	3,330	720	—
Contribution from Investment Manager (see Note 6)	1,472	8,910	13,663	—	—
Miscellaneous	1	1	1	1	1
Total Investment Income	736,586	1,016,023	1,233,431	964,588	1,040,533
Expenses:
Investment management	15,029	21,818	27,092	20,553	21,428
Administration	36,692	56,909	69,338	53,874	45,884
Distribution — Class C	1,852	—	4,647	—	593
Distribution — Class R	82	567	444	910	467
Servicing — Class A	9,839	14,900	16,065	14,254	7,981
Servicing — Class C	617	—	1,549	—	198
Servicing — Class R	82	567	444	910	467
Administrative servicing — Class P	—	—	—	—	—
Distribution and/or servicing — Administrative Class	582	407	743	607	601
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Line of credit commitment	787	1,144	1,388	1,038	1,081
Legal	261	274	284	271	272
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Recoupment	—	—	—	—	—
Miscellaneous	235	312	360	279	293
Total Expenses	66,058	96,898	122,354	92,696	79,265
Less: Fee Waiver/Reimbursement from Investment Manager	(36,269)	(63,090)	(80,720)	(43,247)	(20,978)
Net Expenses	29,789	33,808	41,634	49,449	58,287
Net Investment Income	706,797	982,215	1,191,797	915,139	982,246

220	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$692,573	$746,803	$370,339	$1,029,457	$7,395,087	$—	$—
12,228	12,560	7,662	28,017	89,163	18,146	480
—	—	—	926,494	405,645	12,755,330	910,009
—	—	—	—	—	—	—
1	1	—	—	5	11	38
704,802	759,364	378,001	1,983,968	7,889,900	12,773,487	910,527

14,321	15,488	7,978	16,009	2,198,218	1,418,823	70,182
31,932	33,490	17,991	56,328	—	—	—
—	1,494	—	10,936	60,270	141	397
355	333	160	244	60	—	—
4,806	6,520	3,903	28,427	126,264	2,642	876
—	498	—	3,645	20,090	47	132
355	333	160	244	60	—	—
—	—	—	—	4,951	993	113
1,103	1,721	659	565	55	—	—
—	—	—	—	36,076	1,235	947
—	—	—	—	7,733	13	54
—	—	—	—	33	—	—
—	—	—	—	1,669	720	213
722	763	390	810	10,014	14,316	700
259	261	246	263	38,380	39,341	14,423
—	—	—	—	42,398	62,951	3,182
—	—	—	—	21,691	139,804	—
—	—	—	1	22,105	32,423	10,915
—	—	—	—	71,202	22,071	5,617
—	—	—	—	13,904	20,412	5,405
—	—	—	—	42,351	74,909	41,907
—	—	—	—	98,204	70,753	69,586
—	—	1,073	—	2,790	—	—
211	222	137	241	10,669	15,196	6,252
54,064	61,123	32,697	117,713	2,829,187	1,916,790	230,901
(5,257)	(3,289)	(1,438)	(42,141)	(1,681,698)	(4,556)	(123,418)
48,807	57,834	31,259	75,572	1,147,489	1,912,234	107,483
655,995	701,530	346,742	1,908,396	6,742,411	10,861,253	803,044

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	221

Statements of Operations (cont’d)

Year ended September 30, 2019

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(2,590)	$20,579	$(5,827)	$(343)	$3
Investments in Affiliates	531,498	984,468	430,331	(527,956)	(1,049,170)
Futures contracts	285,447	179,536	61,674	(25,442)	(109,180)
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(1,974)	(1,610)	(3,849)	(4,018)	(10,237)
Net capital gain distributions received from underlying Affiliated funds	827,660	1,486,727	2,815,067	3,006,167	3,889,402
Net capital gain distributions received from underlying funds	—	—	—	—	—
Payments from Affiliates (See Note 7)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	105,859	13,609	4,586	399	452
Investments in Affiliates	(1,439,174)	(2,925,207)	(4,281,999)	(3,464,705)	(4,103,148)
Futures contracts	23,608	(14,162)	1,611	6,255	913
Foreign currency transactions	1,793	(7,175)	(3,002)	(2,763)	1,052
Net realized and change in unrealized gain (loss)	332,127	(263,235)	(981,408)	(1,012,406)	(1,379,913)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$1,038,924	$718,980	$210,389	$(97,267)	$(397,667)
*Foreign withholding taxes	$—	$—	$—	$—	$—

222	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Multi Asset Income	AllianzGI Global Allocation	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity

$(20)	$(36)	$(9)	$(214,657)	$(405,136)	$14,139,567	$(818,985)
(1,100,924)	(1,448,726)	(966,903)	(363,591)	461,926	—	—
(68,333)	(66,775)	(814)	583,738	1,484,897	33,880	—
—	—	—	—	—	768	1,229
(5,103)	(4,234)	(2,737)	(4,937)	(1,843)	(66,012)	(7,894)
2,845,792	3,161,081	1,567,333	124,643	17,278,464	—	—
—	—	—	13,899	—	—	—
—	—	—	—	36,174	—	—

282	376	188	148,285	1,201,256	(37,434,272)	(1,369,545)
(2,644,946)	(2,790,267)	(1,048,820)	233,227	(16,406,520)	—	—
(871)	(4,144)	(2,605)	(121,067)	(387,411)	14,105	—
(1,393)	(2,994)	(1,735)	3,142	(138)	(18,872)	(1,740)
(975,516)	(1,155,719)	(456,102)	402,682	3,261,669	(23,330,836)	(2,196,935)
$(319,521)	$(454,189)	$(109,360)	$2,311,078	$10,004,080	$(12,469,583)	$(1,393,891)
$—	$—	$—	$19	$—	$850,670	$101,442

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	223

Statements of Operations (cont’d)

Year ended September 30, 2019

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Investment Income:
Interest, net of foreign withholding taxes*	$8,486	$6,702,795	$1,015,883	$1,433,647	$3,022
Dividends from investments in Affiliates	—	—	—	—	—
Dividends, net of foreign withholding taxes*	2,042,941	4,290,462	—	—	978,397
Miscellaneous	2	9	1	1	1
Total Investment Income	2,051,429	10,993,266	1,015,884	1,433,648	981,420
Expenses:
Investment management	272,034	3,113,019	78,461	127,854	353,653
Distribution — Class C	471	393,380	—	—	—
Distribution — Class R	—	260	—	—	—
Servicing — Class A	1,902	147,799	—	—	161
Servicing — Class C	157	131,127	—	—	—
Servicing — Class R	—	260	—	—	—
Administrative servicing — Class P	847	89,954	—	—	—
Distribution and/or servicing — Administrative Class	—	1,589	—	—	—
Sub-transfer agent — Class A	794	57,065	—	—	56
Sub-transfer agent — Class C	76	40,775	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	2	168,928	2,018	2,100	9,425
Sub-transfer agent — Administrative Class	—	318	—	—	—
Custodian and accounting agent	79,363	117,186	101,135	84,052	76,812
Registration	69,720	91,425	26,208	26,236	34,576
Audit and tax services	40,080	75,516	53,042	53,303	47,565
Legal	19,886	43,007	27,432	31,884	15,088
Shareholder communications	12,796	56,093	20,014	16,449	11,299
Trustees	12,275	73,313	4,329	5,853	5,368
Transfer agent	8,656	34,649	2,585	1,801	3,377
Insurance	8,108	18,506	5,431	5,843	6,121
Line of credit commitment	2,782	15,996	1,021	1,264	1,200
Excise tax	—	—	—	—	—
Offering	—	—	41,603	41,603	—
Miscellaneous	7,425	18,437	5,861	2,580	4,590
Total Expenses	537,374	4,688,602	369,140	400,822	569,291
Less: Fee Waiver/Reimbursement from Investment Manager	(168,885)	—	(305,308)	(292,997)	(104,650)
Net Expenses	368,489	4,688,602	63,832	107,825	464,641
Net Investment Income	1,682,940	6,304,664	952,052	1,325,823	516,779

224	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$498	$966,841	$425,926	$1,425,033	$1,268,285	$3,850	$32,989
—	—	—	52,184	—	—	—
338,672	240	—	3,952,720	—	528,266	11,453,671
29	—	—	47	300	1	3,011
339,199	967,081	425,926	5,429,984	1,268,585	532,117	11,489,671

110,262	116,723	42,347	1,382,748	138,869	210,485	5,516,614
—	103	—	4,978	—	—	535,604
—	—	—	290	—	—	—
277	311	—	5,014	—	2,218	402,028
—	34	—	1,659	—	—	178,535
—	—	—	290	—	—	—
—	—	—	11,885	—	8,633	197,922
—	—	—	56	—	—	—
58	89	—	1,042	—	630	123,541
—	6	—	455	—	—	53,744
—	—	—	168	—	—	—
3,796	2,925	511	10,490	92	11,462	146,930
—	—	—	—	—	—	—
1,950	55,912	33,982	331,573	1,473	69,459	252,052
33,119	60,157	32,242	94,808	32,505	47,341	71,967
73,989	52,343	53,032	66,592	53,107	38,607	61,369
15,081	24,016	27,713	39,668	11,200	18,526	49,102
9,910	13,344	28,525	15,305	5,189	10,647	86,769
1,283	2,157	2,069	28,286	3,197	3,322	78,188
2,677	4,546	1,056	15,896	2,424	4,300	58,134
4,871	5,244	4,959	11,940	5,247	5,411	21,732
283	580	449	6,299	695	866	17,450
—	—	78	—	—	—	—
—	—	23,057	—	—	—	—
3,330	5,179	1,938	12,856	5,864	5,213	13,614
260,886	343,669	251,958	2,042,298	259,862	437,120	7,865,295
(122,389)	(186,500)	(192,419)	(628,049)	(96,205)	(197,317)	(1,193,909)
138,497	157,169	59,539	1,414,249	163,657	239,803	6,671,386
200,702	809,912	366,387	4,015,735	1,104,928	292,314	4,818,285

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	225

Statements of Operations (cont’d)

Year ended September 30, 2019

	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Core Bond	AllianzGI Core Plus Bond	AllianzGI Emerging Markets Consumer
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,426,024	29,128,468	1,248,744	1,364,082	(3,352,641)
Investments in Affiliates	—	—	—	—	—
Futures contracts	(91,727)	—	371,782	653,090	—
Swaps	—	—	9,644	(45,480)	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(1,739)	—	—	—	(57,762)
Net capital gain distributions received from underlying Affiliated funds	—	—	—	—	—
Net capital gain distributions received from underlying funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(10,400,273)	(10,656,584)	674,265	1,028,867	1,902,641
Investments in Affiliates	—	—	—	—	—
Futures contracts	—	—	(26,504)	(4,178)	—
Swaps	—	—	4,833	2,543	—
Forward foreign currency contracts	—	—	—	—	—
Foreign currency transactions	(27)	—	—	—	(1,091)
Net realized and change in unrealized gain (loss)	(1,067,742)	18,471,884	2,282,764	2,998,924	(1,508,853)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$615,198	$24,776,548	$3,234,816	$4,324,747	$(992,074)
*Foreign withholding taxes	$13,040	$—	$—	$—	$114,327

226	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Emerging Markets SRI Debt	AllianzGI Floating Rate Note	AllianzGI Global Dynamic Allocation	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

134,730	365,511	(297,998)	9,560,925	(527,141)	2,647,461	19,466,221
—	—	—	(287,079)	—	—	—
—	19,496	(50,971)	(1,719,823)	(11,468)	—	—
—	—	—	—	—	—	—
—	6,115	249,032	(3)	518,867	—	(25,564)
(11,427)	(8,425)	(17,868)	(48,663)	(22,991)	(26,406)	(394,450)
—	—	—	75,177	—	—	—
—	—	—	63,655	—	—	—

(119,382)	638,042	187,207	(11,805,705)	666,088	(2,795,435)	18,564,498
—	—	—	(239,545)	—	—	—
—	(7,641)	8,120	273,079	8,425	—	—
—	—	—	—	—	—	—
—	840	20,894	—	42,468	—	—
374	7,301	3,894	3,723	3,442	(1,303)	15,557
4,295	1,021,239	102,310	(4,124,259)	677,690	(175,683)	37,626,262
$204,997	$1,831,151	$468,697	$(108,524)	$1,782,618	$116,631	$42,444,547
$53,950	$(256)	$—	$242,384	$1,156	$25,514	$715,442

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	227

Statements of Operations† (cont’d)

Year ended September 30, 2019

	AllianzGI Green Bond(1)	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Investment Income:
Interest, net of foreign withholding taxes*	$130,907	$8,638,596	$9,539	$1,822	$6,257
Dividends from investments in Affiliates	—	—	—	—	—
Dividends, net of foreign withholding taxes*	—	—	2,518,951	52,474	4,715,144
Miscellaneous	—	3	2	—	3
Total Investment Income	130,907	8,638,599	2,528,492	54,296	4,721,404
Expenses:
Investment management	20,289	686,107	1,076,660	208,757	1,002,228
Performance fee adjustment	—	—	—	—	—
Distribution — Class C	—	44,366	10,066	—	8,581
Distribution — Class R	—	1,975	2,552	—	—
Servicing — Class A	160	76,298	14,709	4,368	43,824
Servicing — Class C	—	14,789	3,355	—	2,860
Servicing — Class R	—	1,975	2,552	—	—
Administrative servicing — Class P	130	6,114	25,378	696	1,304
Distribution and/or servicing — Administrative Class	—	72	—	—	—
Sub-transfer agent — Class A	24	39,608	11,729	2,981	22,372
Sub-transfer agent — Class C	—	3,967	1,386	—	1,703
Sub-transfer agent — Class R	—	2,302	3,048	—	—
Sub-transfer agent — Institutional Class	35	93,409	53,002	14,762	116,751
Sub-transfer agent — Administrative Class	—	2	—	—	—
Offering	113,435	—	—	—	—
Audit and tax services	52,879	61,545	45,093	35,343	103,466
Custodian and accounting agent	50,995	52,724	301,888	75,164	204,847
Legal	26,634	22,230	20,682	19,325	21,151
Shareholder communications	26,150	15,957	23,595	11,669	22,613
Organizational	21,851	—	—	—	—
Registration	6,100	85,453	88,370	45,814	81,104
Transfer agent	2,785	19,724	15,774	5,661	11,140
Insurance	925	9,853	9,699	5,401	8,978
Trustees	809	19,144	14,373	2,668	16,327
Excise tax	379	—	—	—	—
Line of credit commitment	133	4,413	3,306	597	3,623
Interest expense	—	—	—	—	8,732
Miscellaneous	4,282	11,334	5,597	5,431	6,032
Total Expenses	327,995	1,273,361	1,732,814	438,637	1,687,636
Less: Fee Waiver/Reimbursement from Investment Manager	(301,543)	—	(573,578)	(170,230)	(568,416)
Net Expenses	26,452	1,273,361	1,159,236	268,407	1,119,220
Net Investment Income (Loss)	104,455	7,365,238	1,369,256	(214,111)	3,602,184

228	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity		AllianzGI PerformanceFee Structured US Fixed Income		AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return

$668,123	$1,709		$432		$632,037	$50,545,678	$252,115	$603,988
28,180	—		—		—	—	—	—
—	1,935,497		753,946		134,505	—	—	13,289,384
—	5,623		1,449		—	239,631	—	77,698
696,303	1,942,829		755,827		766,542	50,785,309	252,115	13,971,070

225,783	515,432		80,387		66,802	5,571,105	20,840	3,973,747
(119,133)	(165,765)		4,926		—	—	—	—
—	—		—		—	309,238	—	109,390
—	—		—		—	—	—	—
—	—		—		—	363,380	1,528	164,299
—	—		—		—	309,238	—	36,463
—	—		—		—	—	—	—
—	384		—		—	413,606	2,025	183,067
—	—		—		—	—	—	—
—	—		—		—	87,855	2,106	69,500
—	—		—		—	96,241	—	18,836
—	—		—		—	—	—	—
882	36,679		—		3,777	260,608	3,072	269,682
—	—		—		—	—	—	—
22,839	22,051		22,051		41,603	—	121,163	—
51,705	50,149		49,967		53,015	55,292	49,284	49,935
67,095	172,702		72,938		66,846	295,532	50,943	264,858
27,621	20,753		17,405		12,795	81,722	14,238	39,642
8,224	25,027		11,946		12,229	100,936	1,000	72,646
—	—		—		—	—	—	—
41,557	46,951		41,895		26,296	104,126	16,537	93,804
3,632	4,997		3,515		3,117	101,365	2,985	43,580
5,105	5,767		5,359		4,904	35,730	935	21,659
14,416	11,095		3,678		2,020	157,820	842	91,823
156	—		—		—	—	—	—
920	2,445		791		434	34,406	229	19,958
—	—		—		—	—	—	—
24,894	15,203		10,242		5,303	26,495	3,334	14,045
375,696	763,870		325,100		299,141	8,404,695	291,061	5,536,934
(320,118)	(720,025	)#	(295,376	)#	(223,469)	—	(262,202)	(413,146)
55,578	43,845		29,724		75,672	8,404,695	28,859	5,123,788
640,725	1,898,984		726,103		690,870	42,380,614	223,256	8,847,282

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	229

Statements of Operations† (cont’d)

Year ended September 30, 2019

	AllianzGI Green Bond(1)	AllianzGI High Yield Bond	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	158,254	(3,199,435)	(284,620)	(529,216)	(15,988,484)
Futures contracts	(2,656)	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	120,031	—	(137)	—	—
Foreign currency transactions	(18,629)	—	(112,268)	—	(210,513)
Net change in unrealized appreciation/depreciation of:
Investments	273,607	1,607,489	(19,377,891)	(4,667,859)	8,833,056
Investments in Affiliates	—	112,952	—	—	—
Futures contracts	—	—	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Forward foreign currency contracts	7,063	—	—	—	—
Foreign currency transactions	471	—	(12,812)	—	5,080
Net realized and change in unrealized gain (loss)	538,141	(1,478,994)	(19,787,728)	(5,197,075)	(7,360,861)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$642,596	$5,886,244	$(18,418,472)	$(5,411,186)	$(3,758,677)
*Foreign withholding taxes	$416	$—	$250,735	$—	$439,193

†

Consolidated Statement of Operations for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., which is a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

#	See Note 6.
(1)	Commencement of operations was November 19, 2018. Information represents the period from November 19, 2018 through September 30, 2019.

230	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI PerformanceFee Managed Futures Strategy†	AllianzGI PerformanceFee Structured US Equity	AllianzGI PerformanceFee Structured US Fixed Income	AllianzGI Preferred Securities and Income	AllianzGI Short Duration High Income	AllianzGI Short Term Bond	AllianzGI Structured Return

(9,360)	(39,662)	36,667	190,662	1,804,081	35,302	(58,687,777)
1,201,157	—	—	6,450	—	—	—
—	571,040	31,316	—	—	—	20,478,762
(63,891)	—	—	(1,721)	—	—	—
—	—	—	—	—	—	—
6,464	—	—	—	—	—	—

28,260	1,810,701	1,936,768	594,087	(9,183,277)	152,784	48,969,742
8,782	—	—	—	—	—	—
(41,667)	—	—	(372)	—	—	—
—	368,967	67,013	—	—	—	(1,683,992)
(73,551)	—	—	—	—	—	—
—	—	—	—	—	—	—
(8,421)	—	—	—	—	—	—
1,047,773	2,711,046	2,071,764	789,106	(7,379,196)	188,086	9,076,735
$1,688,498	$4,610,030	$2,797,867	$1,479,976	$35,001,418	$411,342	$17,924,017
$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	231

Statements of Operations (cont’d)

Year ended September 30, 2019

	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap
Investment Income:
Interest	$—	$1,945
Dividends	42,534	57,145
Miscellaneous	147	1
Total Investment Income	42,681	59,091
Expenses:
Investment management	15,801	257,710
Distribution — Class C	1,412	—
Servicing — Class A	1,338	15,060
Servicing — Class C	471	—
Administrative servicing — Class P	48	4,126
Sub-transfer agent — Class A	520	9,111
Sub-transfer agent — Class C	250	—
Sub-transfer agent — Institutional Class	1,354	12,157
Custodian and accounting agent	70,093	73,945
Registration	57,147	45,004
Audit and tax services	33,901	33,405
Legal	16,394	16,299
Shareholder communications	10,056	11,622
Insurance	4,567	5,589
Transfer agent	3,700	6,239
Trustees	380	3,347
Line of credit commitment	67	731
Miscellaneous	5,589	4,735
Total Expenses	223,088	499,080
Less: Fee Waiver/Reimbursement from Investment Manager	(197,160)	(122,669)
Net Expenses	25,928	376,411
Net Investment Income (Loss)	16,753	(317,320)
Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	155,551	901,771
Options written	317	—
Net change in unrealized appreciation/depreciation of:
Investments	(195,686)	(7,708,809)
Options written	2,617	—
Net realized and change in unrealized loss	(37,201)	(6,807,038)
Net Decrease in Net Assets Resulting from Investment Operations	$(20,448)	$(7,124,358)

232	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	233

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Decrease in Net Assets from:

Investment Operations:
Net investment income	$706,797	$941,171	$982,215	$1,150,989
Net realized gain	1,640,041	2,253,372	2,669,700	3,346,207
Net change in unrealized appreciation/depreciation	(1,307,914)	(1,883,806)	(2,932,935)	(1,706,377)

Net increase (decrease) in net assets resulting from investment operations	1,038,924	1,310,737	718,980	2,790,819
Distributions to Shareholders from:

Distributable earnings:
Class A	(252,877)	(429,547)	(398,059)	(358,300)
Class C	(9,967)	(9,782)	—	—
Class R	(5,237)	(2,388)	(14,713)	(8,559)
Class P	(817,411)	(689,954)	(1,540,332)	(1,746,256)
Class R6	(1,122,479)	(642,466)	(1,426,045)	(988,834)
Administrative Class	(31,996)	(21,720)	(12,898)	(12,408)
Total distributions to shareholders	(2,239,967)	(1,795,857)	(3,392,047)	(3,114,357)
Fund Share Transactions:
Net proceeds from the sale of shares	8,364,701	9,131,431	8,677,928	10,745,742
Issued in reinvestment of distributions	2,225,737	1,786,940	3,318,998	3,071,244
Cost of shares redeemed	(26,266,095)	(28,559,874)	(35,220,754)	(28,406,764)
Net decrease from Fund share transactions	(15,675,657)	(17,641,503)	(23,223,828)	(14,589,778)
Total decrease in net assets	(16,876,700)	(18,126,623)	(25,896,895)	(14,913,316)
Net Assets:
Beginning of year	34,759,911	52,886,534	50,859,404	65,772,720
End of year	$17,883,211	$34,759,911	$24,962,509	$50,859,404

—	May reflect actual amounts rounding to less than $1.

234	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018

$1,191,797	$1,342,226	$915,139	$1,250,569	$982,246	$1,287,828
3,297,396	4,450,392	2,448,408	4,670,702	2,720,818	4,273,855
(4,278,804)	(1,893,986)	(3,460,814)	(2,473,396)	(4,100,731)	(1,947,768)

210,389	3,898,632	(97,267)	3,447,875	(397,667)	3,613,915

(459,971)	(514,953)	(559,351)	(523,493)	(286,794)	(381,670)
(37,009)	(36,934)	—	—	(3,800)	(7,750)
(17,850)	(23,933)	(53,770)	(38,039)	(16,100)	(21,149)
(1,813,033)	(2,107,251)	(1,872,017)	(2,042,424)	(1,432,745)	(1,569,715)
(1,689,460)	(1,385,473)	(1,619,599)	(1,012,145)	(1,976,521)	(1,509,472)
(32,781)	(25,075)	(33,357)	(14,933)	(40,518)	(26,411)
(4,050,104)	(4,093,619)	(4,138,094)	(3,631,034)	(3,756,478)	(3,516,167)

11,155,281	13,443,110	10,378,077	10,773,275	10,386,928	9,872,127
4,007,395	4,047,095	4,063,470	3,582,038	3,645,076	3,407,291
(36,290,474)	(30,355,752)	(27,103,964)	(28,207,220)	(25,485,111)	(21,759,724)
(21,127,798)	(12,865,547)	(12,662,417)	(13,851,907)	(11,453,107)	(8,480,306)
(24,967,513)	(13,060,534)	(16,897,778)	(14,035,066)	(15,607,252)	(8,382,558)

60,342,472	73,403,006	44,453,952	58,489,018	46,859,297	55,241,855
$35,374,959	$60,342,472	$27,556,174	$44,453,952	$31,252,045	$46,859,297

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$655,995	$832,270	$701,530	$828,484
Net realized gain (loss)	1,671,412	2,726,805	1,641,310	2,578,445
Net change in unrealized appreciation/depreciation	(2,646,928)	(1,212,118)	(2,797,029)	(1,055,777)

Net increase (decrease) in net assets resulting from investment operations	(319,521)	2,346,957	(454,189)	2,351,152
Distributions to Shareholders from:

Distributable earnings:
Class A	(159,914)	(287,821)	(200,608)	(204,743)
Class C	—	—	(13,008)	(10,589)
Class R	(11,916)	(12,335)	(9,569)	(5,428)
Class P	(1,099,610)	(1,018,130)	(831,742)	(836,401)
Institutional Class	—	—	—	—
Class R6	(1,145,865)	(860,846)	(1,328,104)	(1,140,455)
Administrative Class	(47,868)	(34,918)	(64,296)	(54,641)

Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Total distributions to shareholders	(2,465,173)	(2,214,050)	(2,447,327)	(2,252,257)
Fund Share Transactions:
Net proceeds from the sale of shares	8,165,521	7,768,793	8,259,946	8,636,205
Issued in reinvestment of distributions	2,442,952	2,198,799	2,438,284	2,245,722
Cost of shares redeemed	(19,404,795)	(12,717,410)	(14,722,675)	(10,614,909)
Net increase (decrease) from Fund share transactions	(8,796,322)	(2,749,818)	(4,024,445)	267,018
Total increase (decrease) in net assets	(11,581,016)	(2,616,911)	(6,925,961)	365,913
Net Assets:
Beginning of year	31,100,421	33,717,332	32,982,625	32,616,712
End of year	$19,519,405	$31,100,421	$26,056,664	$32,982,625

—	May reflect actual amounts rounding to less than $1.

236	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Multi Asset Income		AllianzGI Global Allocation

Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018

$346,742	$397,092	$1,908,396	$2,032,089	$6,742,411	$8,351,388
596,870	1,126,851	139,095	(872,455)	18,854,482	21,137,479
(1,052,972)	(398,458)	263,587	(1,136,050)	(15,592,813)	(19,504,894)

(109,360)	1,125,485	2,311,078	23,584	10,004,080	9,983,973

(113,406)	(132,588)	(628,310)	(623,574)	(3,251,123)	(4,481,189)
—	—	(68,590)	(181,761)	(368,972)	(2,929,681)
(6,898)	(5,540)	(4,813)	(6,759)	(1,966)	(2,606)
(431,803)	(419,135)	(442,685)	(863,845)	(292,653)	(367,341)
—	—	(4,881)	(982)	(418,147)	(599,936)
(592,429)	(461,056)	(653,978)	(1,255,713)	(16,591,827)	(27,424,554)
(27,083)	(22,436)	(12,480)	(71,389)	(1,312)	(2,546)

—	—	—	(60,720)	—	—
—	—	—	(13,460)	—	—
—	—	—	(621)	—	—
—	—	—	(69,104)	—	—
—	—	—	(365)	—	—
—	—	—	(113,254)	—	—
—	—	—	(3,579)	—	—
(1,171,619)	(1,040,755)	(1,815,737)	(3,265,126)	(20,926,000)	(35,807,853)

7,021,147	8,313,026	8,462,252	8,910,514	63,845,365	150,749,387
1,163,653	1,036,298	1,798,604	3,223,840	20,228,963	34,449,467
(9,863,413)	(8,049,315)	(22,353,244)	(22,976,927)	(86,496,879)	(185,446,179)
(1,678,613)	1,300,009	(12,092,388)	(10,842,573)	(2,422,551)	(247,325)
(2,959,592)	1,384,739	(11,597,047)	(14,084,115)	(13,344,471)	(26,071,205)

16,092,065	14,707,326	36,129,190	50,213,305	330,508,058	356,579,263
$13,132,473	$16,092,065	$24,532,143	$36,129,190	$317,163,587	$330,508,058

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity

	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$10,861,253	$12,229,122	$803,044	$744,978
Net realized gain (loss)	14,108,203	56,366,844	(825,650)	1,653,760
Net change in unrealized appreciation/depreciation	(37,439,039)	(35,809,672)	(1,371,285)	(2,359,877)

Net increase (decrease) in net assets resulting from investment operations	(12,469,583)	32,786,294	(1,393,891)	38,861
Distributions to Shareholders from:

Distributable earnings:
Class A	(133,530)	(193,982)	(14,934)	(19,333)
Class C	(1,808)	(7,589)	(2,193)	(4,603)
Class R	—	—	—	—
Class P	(162,066)	(392,718)	(4,235)	(5,511)
Institutional Class	(276,295)	(324,963)	(13,825)	(4,124)
Class R6	(66,179,468)	(79,375,510)	(913,757)	(1,061,586)
Administrative Class	—	—	—	—
Total distributions to shareholders	(66,753,167)	(80,294,762)	(948,944)	(1,095,157)
Fund Share Transactions:
Net proceeds from the sale of shares	41,216,340	115,983,303	4,156,134	5,268,419
Issued in reinvestment of distributions	66,731,633	80,186,951	948,944	1,094,713
Cost of shares redeemed	(191,927,497)	(225,064,420)	(5,261,501)	(6,010,737)
Net increase (decrease) from Fund share transactions	(83,979,524)	(28,894,166)	(156,423)	352,395
Total increase (decrease) in net assets	(163,202,274)	(76,402,634)	(2,499,258)	(703,901)
Net Assets:
Beginning of period	524,808,778	601,211,412	25,800,222	26,504,123
End of period	$361,606,504	$524,808,778	$23,300,964	$25,800,222

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

238	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles U.S. Equity		AllianzGI Convertible		AllianzGI Core Bond

Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Period from May 30, 2018* through September 30, 2018

$1,682,940	$1,928,976	$6,304,664	$5,614,358	$952,052	$267,766
9,332,558	16,133,925	29,128,468	78,472,127	1,630,170	(81,379)
(10,400,300)	909,417	(10,656,584)	(5,947,265)	652,594	(140,432)

615,198	18,972,318	24,776,548	78,139,220	3,234,816	45,955

(82,774)	(5,368)	(8,353,498)	(12,669,872)	—	—
(11,259)	(1,972)	(6,532,887)	(8,237,231)	—	—
—	—	(13,215)	(14,057)	—	—
(109,529)	(31,132)	(15,008,660)	(15,729,339)	(381)	(72)
(25,032)	(7,666)	(47,761,194)	(53,119,452)	(875)	(73)
(18,027,043)	(7,399,903)	—	—	(977,793)	(216,814)
—	—	(116,747)	(174,529)	—	—
(18,255,637)	(7,446,041)	(77,786,201)	(89,944,480)	(979,049)	(216,959)

12,130,113	16,134,342	279,386,457	120,497,407	1,641,578	6,016,814
18,255,434	7,445,631	74,563,876	84,489,820	979,049	216,959
(61,548,625)	(48,896,375)	(195,695,315)	(171,923,264)	(388,329)	(1,686,282)
(31,163,078)	(25,316,402)	158,255,018	33,063,963	2,232,298	4,547,491
(48,803,517)	(13,790,125)	105,245,365	21,258,703	4,488,065	4,376,487

99,946,713	113,736,838	551,227,339	529,968,636	29,376,487	25,000,000
$51,143,196	$99,946,713	$656,472,704	$551,227,339	$33,864,552	$29,376,487

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	239

Statements of Changes in Net Assets (cont’d)

	AllianzGI Core Plus Bond		AllianzGI Emerging Markets Consumer

	Year ended September 30, 2019	Period from May 30, 2018* through September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,325,823	$392,473	$516,779	$653,403
Net realized gain (loss)	1,971,692	(126,254)	(3,410,403)	474,368
Net change in unrealized appreciation/depreciation	1,027,232	(170,913)	1,901,550	(4,978,507)

Net increase (decrease) in net assets resulting from investment operations	4,324,747	95,306	(992,074)	(3,850,736)
Distributions to Shareholders from:

Distributable earnings:
Class A	—	—	(207)	(8,911)
Class C	—	—	—	—
Class P	(302)	(72)	—	—
Institutional Class	(310)	(74)	(608,756)	(2,198,701)
Class R6	(1,286,062)	(300,598)	—	—

Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(1,286,674)	(300,744)	(608,963)	(2,207,612)
Fund Share Transactions:
Net proceeds from the sale of shares	15,168,884	—	21,253,333	16,718,030
Issued in reinvestment of distributions	1,286,674	300,744	442,815	1,373,525
Cost of shares redeemed	(147,681)	—	(24,249,417)	(12,272,896)
Net increase (decrease) from Fund share transactions	16,307,877	300,744	(2,553,269)	5,818,659
Total increase (decrease) in net assets	19,345,950	95,306	(4,154,306)	(239,689)
Net Assets:
Beginning of period	40,095,306	40,000,000	43,401,953	43,641,642
End of period	$59,441,256	$40,095,306	$39,247,647	$43,401,953

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

240	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap		AllianzGI Emerging Markets SRI Debt		AllianzGI Floating Rate Note

Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Period from December 27, 2017* through September 30, 2018

$200,702	$161,077	$809,912	$1,500,090	$366,387	$180,468
123,303	207,498	382,697	(1,749,974)	(117,805)	147,549
(119,008)	(542,769)	638,542	(904,802)	220,115	(161,257)

204,997	(174,194)	1,831,151	(1,154,686)	468,697	166,760

(5,633)	(15,332)	(99)	(7,074)	—	—
—	—	(14)	(3,645)	—	—
—	—	(120)	(651)	(376)	(152)
(528,395)	(758,248)	(138,538)	(1,642,180)	(590,756)	(205,805)
—	—	—	—	—	—

—	—	(4,479)	—	—	—
—	—	(390)	—	—	—
—	—	(425)	—	—	—
—	—	(746,475)	—	—	—
—	—	—	—	—	—
(534,028)	(773,580)	(890,540)	(1,653,550)	(591,132)	(205,957)

466,679	1,293,864	1,554,735	3,072,025	849,209	5,669,291
534,028	773,580	890,026	1,652,823	591,132	205,957
(2,906,507)	(2,409,769)	(1,623,619)	(19,981,883)	(2,892,682)	(598,878)
(1,905,800)	(342,325)	821,142	(15,257,035)	(1,452,341)	5,276,370
(2,234,831)	(1,290,099)	1,761,753	(18,065,271)	(1,574,776)	5,237,173

10,165,016	11,455,115	18,512,555	36,577,826	15,247,173	10,010,000
$7,930,185	$10,165,016	$20,274,308	$18,512,555	$13,672,397	$15,247,173

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	241

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Dynamic Allocation		AllianzGI Global High Yield

	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$4,015,735	$4,569,718	$1,104,928	$996,750
Net realized gain (loss)	7,644,189	6,860,198	(42,733)	9,692
Net change in unrealized appreciation/depreciation	(11,768,448)	(3,204,820)	720,423	(710,514)

Net increase (decrease) in net assets resulting from investment operations	(108,524)	8,225,096	1,782,618	295,928
Distributions to Shareholders from:

Distributable earnings:
Class A	(93,517)	(109,050)	—	—
Class C	(17,748)	(66,066)	—	—
Class R	(3,802)	(6,210)	—	—
Class P	(573,450)	(642,005)	(689)	(482)
Institutional Class	(356,643)	(1,632,951)	(1,534,320)	(1,055,110)
Class R6	(8,485,926)	(12,155,278)	—	—
Administrative Class	(975)	(1,099)	—	—

Total distributions to shareholders	(9,532,061)	(14,612,659)	(1,535,009)	(1,055,592)
Fund Share Transactions:
Net proceeds from the sale of shares	24,174,501	27,831,298	534,849	703,903
Issued in reinvestment of distributions	9,531,384	14,610,041	1,535,009	1,055,592
Cost of shares redeemed	(95,879,882)	(93,627,613)	(428,150)	(456,580)
Net increase (decrease) from Fund share transactions	(62,173,997)	(51,186,274)	1,641,708	1,302,915

Total increase (decrease) in net assets	(71,814,582)	(57,573,837)	1,889,317	543,251
Net Assets:
Beginning of period	222,429,349	280,003,186	22,178,641	21,635,390
End of period	$150,614,767	$222,429,349	$24,067,958	$22,178,641

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

242	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water		AllianzGI Green Bond

Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Period from November 19, 2018* through September 30, 2019

$292,314	$347,928	$4,818,285	$6,003,706	$104,455
2,621,055	1,371,578	19,046,207	10,534,709	257,000
(2,796,738)	1,985,887	18,580,055	3,117,286	281,141

116,631	3,705,393	42,444,547	19,655,701	642,596

(44,718)	(15,922)	(5,249,498)	(5,079,956)	(1,313)
—	—	(1,910,913)	(2,305,188)	—
—	—	—	—	—
(876,192)	(2,224)	(7,916,135)	(7,193,391)	(8,287)
(822,141)	(928,569)	(4,962,595)	(5,067,578)	(92,825)
—	—	—	—	—
—	—	—	—	—

(1,743,051)	(946,715)	(20,039,141)	(19,646,113)	(102,425)

17,557,245	13,840,851	131,364,152	179,152,410	1,449,854
1,743,051	946,715	15,949,272	15,686,646	102,301
(32,789,644)	(4,414,256)	(222,350,140)	(164,700,507)	(108,864)
(13,489,348)	10,373,310	(75,036,716)	30,138,549	1,443,291

(15,115,768)	13,131,988	(52,631,310)	30,148,137	1,983,462

40,213,325	27,081,337	663,190,363	633,042,226	5,000,000
$25,097,557	$40,213,325	$610,559,053	$663,190,363	$6,983,462

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	243

Statements of Changes in Net Assets† (cont’d)

	AllianzGI High Yield Bond		AllianzGI International Small-Cap

	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$7,365,238	$11,253,465	$1,369,256	$1,222,785
Net realized gain (loss)	(3,199,435)	3,058,117	(397,025)	14,505,251
Net change in unrealized appreciation/depreciation	1,720,441	(12,901,757)	(19,390,703)	(5,755,753)

Net increase (decrease) in net assets resulting from investment operations	5,886,244	1,409,825	(18,418,472)	9,972,283
Distributions to Shareholders from:

Distributable earnings:
Class A	(1,536,708)	(2,017,864)	(825,408)	(145,664)
Class C	(253,579)	(440,655)	(220,455)	(56,178)
Class R	(39,565)	(42,717)	(167,366)	(7,918)
Class P	(793,003)	(1,334,908)	(4,463,787)	(1,624,283)
Institutional Class	(5,082,491)	(7,899,434)	(6,651,510)	(1,826,435)
Class R6	—	—	(4,068,417)	(957,134)
Administrative Class	(1,258)	(34,527)	—	—

Total distributions to shareholders	(7,706,604)	(11,770,105)	(16,396,943)	(4,617,612)
Fund Share Transactions:
Net proceeds from the sale of shares	28,252,863	49,525,342	23,342,926	92,571,678
Issued in reinvestment of distributions	7,411,305	10,926,652	15,849,165	4,554,911
Cost of shares redeemed	(94,678,330)	(131,007,714)	(53,408,177)	(108,498,248)
Net increase (decrease) from Fund share transactions	(59,014,162)	(70,555,720)	(14,216,086)	(11,371,659)

Total increase (decrease) in net assets	(60,834,522)	(80,916,000)	(49,031,501)	(6,016,988)
Net Assets:
Beginning of period	182,822,852	263,738,852	144,711,971	150,728,959
End of period	$121,988,330	$182,822,852	$95,680,470	$144,711,971

—	May reflect actual amounts rounding to less than $1.
†

Consolidated Statement of Changes in Net Assets for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.

244	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI NFJ Emerging Markets Value		AllianzGI PerformanceFee Managed Futures Strategy†

Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Period from December 18, 2017* through September 30, 2018

$(214,111)	$(377,633)	$3,602,184	$2,965,028	$640,725	$206,988
(529,216)	4,944,670	(16,198,997)	(8,514,775)	1,134,370	(966,316)
(4,667,859)	(1,574,344)	8,838,136	(9,334,145)	(86,597)	172,818

(5,411,186)	2,992,693	(3,758,677)	(14,883,892)	1,688,498	(586,510)

(411,226)	(154,402)	(356,129)	(522,767)	—	—
—	—	(20,510)	(13,580)	—	—
—	—	—	—	—	—
(271,612)	(79,191)	(52,446)	(301,427)	(81)	—
(3,889,195)	(1,524,827)	(3,312,431)	(2,287,173)	(4,473)	—
—	—	—	—	(305,782)	—
—	—	—	—	—	—

(4,572,033)	(1,758,420)	(3,741,516)	(3,124,947)	(310,336)	—

3,775,725	5,896,483	38,354,932	211,942,922	17,009,552	16,781,222
4,557,294	1,752,466	3,737,331	3,119,842	310,336	—
(9,926,429)	(12,755,413)	(64,717,857)	(124,690,909)	(1,446,013)	(465,671)
(1,593,410)	(5,106,464)	(22,625,594)	90,371,855	15,873,875	16,315,551

(11,576,629)	(3,872,191)	(30,125,787)	72,363,016	17,252,037	15,729,041

28,710,908	32,583,099	138,259,352	65,896,336	15,779,041	50,000
$17,134,279	$28,710,908	$108,133,565	$138,259,352	$33,031,078	$15,779,041

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	245

Statements of Changes in Net Assets (cont’d)

	AllianzGI PerformanceFee Structured US Equity		AllianzGI PerformanceFee Structured US Fixed Income

	Year ended September 30, 2019	Period from December 18, 2017* through September 30, 2018	Year ended September 30, 2019	Period from December 18, 2017* through September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$1,898,984	$532,910	$726,103	$393,827
Net realized gain	531,378	761,590	67,983	255,042
Net change in unrealized appreciation/depreciation	2,179,668	4,307,911	2,003,781	(841,727)

Net increase (decrease) in net assets resulting from investment operations	4,610,030	5,602,411	2,797,867	(192,858)
Distributions to Shareholders from:

Distributable earnings:
Class A	—	—	—	—
Class C	—	—	—	—
Class P	(5,757)	—	(786)	—
Institutional Class	(2,775,165)	—	(8,218)	—
Class R6	(2,828,770)	—	(1,142,377)	—

Total distributions to shareholders	(5,609,692)	—	(1,151,381)	—
Fund Share Transactions:
Net proceeds from the sale of shares	33,444,291	53,233,218	2,393,890	357,976
Issued in reinvestment of distributions	5,609,691	—	1,151,380	—
Cost of shares redeemed	(6,517,994)	(760,421)	(741,983)	(186,725)
Net increase (decrease) from Fund share transactions	32,535,988	52,472,797	2,803,287	171,251

Total increase (decrease) in net assets	31,536,326	58,075,208	4,449,773	(21,607)
Net Assets:
Beginning of period	83,075,208	25,000,000	24,978,393	25,000,000
End of period	$114,611,534	$83,075,208	$29,428,166	$24,978,393

—	May reflect actual amounts rounding to less than $1.
*	Commencement of operations.

246	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Preferred Securities and Income		AllianzGI Short Duration High Income		AllianzGI Short Term Bond

Year ended September 30, 2019	Period from May 30, 2018* through September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Period from August 23, 2018* through September 30, 2018

$690,870	$167,356	$42,380,614	$51,670,213	$223,256	$14,085
195,391	12,962	1,804,081	178,296	35,302	21
593,715	(3,132)	(9,183,277)	(13,765,267)	152,784	(5,653)

1,479,976	177,186	35,001,418	38,083,242	411,342	8,453

—	—	(7,162,693)	(8,845,482)	(22,615)	—
—	—	(5,575,310)	(6,148,766)	—	—
(506)	(134)	(25,427,233)	(20,419,332)	(392)	—
(98,925)	(5,686)	(20,662,259)	(21,850,773)	(246,170)	—
(637,469)	(137,009)	(2,447,475)	(2,650,472)	—	—

(736,900)	(142,829)	(61,274,970)	(59,914,825)	(269,177)	—

5,757,775	1,537,850	794,898,546	522,786,809	9,047,192	176,000
736,900	142,829	54,086,373	51,809,934	269,177	—
(1,261,168)	—	(779,637,383)	(1,090,598,869)	(1,152,862)	—
5,233,507	1,680,679	69,347,536	(516,002,126)	8,163,507	176,000

5,976,583	1,715,036	43,073,984	(537,833,709)	8,305,672	184,453

11,715,036	10,000,000	1,139,114,244	1,676,947,953	5,184,453	5,000,000
$17,691,619	$11,715,036	$1,182,188,228	$1,139,114,244	$13,490,125	$5,184,453

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	247

Statements of Changes in Net Assets (cont’d)

	AllianzGI Structured Return		AllianzGI U.S. Equity Hedged

	Year ended September 30, 2019	Year ended September 30, 2018	Year ended September 30, 2019	Year ended September 30, 2018
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$8,847,282	$5,166,648	$16,753	$17,574
Net realized gain (loss)	(38,209,015)	14,927,128	155,868	(57,843)
Net change in unrealized appreciation/depreciation	47,285,750	1,069,691	(193,069)	256,083

Net increase (decrease) in net assets resulting from investment operations	17,924,017	21,163,467	(20,448)	215,814
Distributions to Shareholders from:

Distributable earnings:
Class A	(2,148,071)	(5,460,806)	(35,189)	(8,868)
Class C	(365,836)	(575,064)	(11,667)	(3,555)
Class P	(3,115,188)	(6,165,655)	(4,848)	(409)
Institutional Class	(10,621,296)	(9,651,460)	(89,856)	(19,371)
Class R6	(1,407,534)	(1,367,964)	—	—

Total distributions to shareholders	(17,657,925)	(23,220,949)	(141,560)	(32,203)
Fund Share Transactions:
Net proceeds from the sale of shares	319,452,174	362,870,652	333,608	973,926
Issued in reinvestment of distributions	17,258,570	23,050,743	141,560	32,203
Cost of shares redeemed	(364,822,631)	(237,900,848)	(987,071)	(845,660)
Net increase (decrease) from Fund share transactions	(28,111,887)	148,020,547	(511,903)	160,469

Total increase (decrease) in net assets	(27,845,795)	145,963,065	(673,911)	344,080
Net Assets:
Beginning of year	674,084,332	528,121,267	2,928,148	2,584,068
End of year	$646,238,537	$674,084,332	$2,254,237	$2,928,148

—	May reflect actual amounts rounding to less than $1.

248	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap

Year ended September 30, 2019	Year ended September 30, 2018

$(317,320)	$(564,585)
901,771	7,166,035
(7,708,809)	(2,102,750)

(7,124,358)	4,498,700

(1,694,585)	(2,712,561)
—	—
(1,123,484)	(922,434)
(3,566,635)	(4,891,933)
—	—

(6,384,704)	(8,526,928)

2,558,153	7,815,425
6,379,652	8,438,235
(12,781,712)	(16,440,023)
(3,843,907)	(186,363)

(17,352,969)	(4,214,591)

33,802,060	38,016,651
$16,449,091	$33,802,060

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	249

Financial Highlights

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
9/30/2019	$20.30	$0.37	$0.15	$0.52	$(0.47)	$(0.74)
9/30/2018	20.42	0.38	0.15	0.53	(0.65)	—
9/30/2017	19.20	0.20	1.48	1.68	(0.46)	—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
Class C
9/30/2019	$20.16	$0.19	$0.19	$0.38	$(0.22)	$(0.74)
9/30/2018	20.27	0.16	0.21	0.37	(0.48)	—
9/30/2017	19.10	0.05	1.50	1.55	(0.38)	—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
Class R
9/30/2019	$19.97	$0.72	$(0.36)	$0.36	$(0.47)	$(0.74)
9/30/2018	20.09	0.26	0.19	0.45	(0.57)	—
9/30/2017	19.21	0.32	0.94	1.26	(0.38)	—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
Class P
9/30/2019	$20.51	$0.45	$0.10	$0.55	$(0.59)	$(0.74)
9/30/2018	20.62	0.39	0.20	0.59	(0.70)	—
9/30/2017	19.41	0.28	1.48	1.76	(0.55)	—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
Class R6
9/30/2019	$20.55	$0.48	$0.10	$0.58	$(0.61)	$(0.74)
9/30/2018	20.66	0.41	0.20	0.61	(0.72)	—
9/30/2017	19.43	0.26	1.53	1.79	(0.56)	—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
Administrative Class
9/30/2019	$20.44	$0.68	$(0.18)	$0.50	$(0.53)	$(0.74)
9/30/2018	20.56	0.33	0.21	0.54	(0.66)	—
9/30/2017	19.28	0.24	1.47	1.71	(0.43)	—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

250	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.21)	$19.61	3.19%	$3,687	0.39%		0.60%		1.94%		28%
(0.65)	20.30	2.56	4,002	0.36		0.60		1.84		24
(0.46)	20.42	9.02	13,645	0.36		0.60		1.04		143
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89

$(0.96)	$19.58	2.37%	$547	1.14%		1.35%		0.98%		28%
(0.48)	20.16	1.79	423	1.11		1.35		0.79		24
(0.38)	20.27	8.31	454	1.11		1.35		0.28		143
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89

$(1.21)	$19.12	2.42%	$10	0.74%		0.85%		3.84%		28%
(0.57)	19.97	2.21	86	0.71		0.85		1.29		24
(0.38)	20.09	6.70	43	0.71		0.86		1.71		143
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89

$(1.33)	$19.73	3.41%	$2,394	0.09%		0.20%		2.33%		28%
(0.70)	20.51	2.87	12,932	0.06		0.20		1.92		24
(0.55)	20.62	9.37	20,137	0.06		0.20		1.42		143
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89

$(1.35)	$19.78	3.55%	$11,215	—	%(f)	0.10%		2.48%		28%
(0.72)	20.55	2.95	16,796	—	(f)	0.10		2.00		24
(0.56)	20.66	9.54	17,943	—	(f)	0.10		1.31		143
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89

$(1.27)	$19.67	3.13%	$30	0.34%		0.45%		3.51%		28%
(0.66)	20.44	2.61	521	0.31		0.45		1.61		24
(0.43)	20.56	9.10	665	0.31		0.45		1.22		143
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
9/30/2019	$18.50	$0.31	$(0.23)	$0.08	$(0.41)	$(0.77)
9/30/2018	18.54	0.27	0.52	0.79	(0.61)	(0.22)
9/30/2017	16.95	0.10	1.81	1.91	(0.31)	(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
Class R
9/30/2019	$18.36	$0.25	$(0.22)	$0.03	$(0.36)	$(0.77)
9/30/2018	18.35	0.18	0.54	0.72	(0.49)	(0.22)
9/30/2017	16.89	0.14	1.69	1.83	(0.36)	(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
Class P
9/30/2019	$18.51	$0.39	$(0.27)	$0.12	$(0.48)	$(0.77)
9/30/2018	18.54	0.34	0.52	0.86	(0.67)	(0.22)
9/30/2017	17.05	0.16	1.80	1.96	(0.46)	(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
Class R6
9/30/2019	$18.55	$0.41	$(0.27)	$0.14	$(0.48)	$(0.77)
9/30/2018	18.57	0.35	0.52	0.87	(0.67)	(0.22)
9/30/2017	17.07	0.15	1.83	1.98	(0.47)	(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
Administrative Class
9/30/2019	$18.57	$0.36	$(0.27)	$0.09	$(0.43)	$(0.77)
9/30/2018	18.55	0.28	0.52	0.80	(0.56)	(0.22)
9/30/2017	17.00	0.11	1.81	1.92	(0.36)	(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

252	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.18)	$17.40	1.13%	$5,738	0.35%		0.60%		1.78%		24%
(0.83)	18.50	4.30	6,444	0.32		0.60		1.48		19
(0.32)	18.54	11.55	7,843	0.32		0.60		0.56		129
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93

$(1.13)	$17.26	0.80%	$222	0.70%		0.85%		1.45%		24%
(0.71)	18.36	3.94	237	0.67		0.85		1.01		19
(0.37)	18.35	11.11	219	0.67		0.86		0.79		129
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93

$(1.25)	$17.38	1.37%	$5,113	0.05%		0.20%		2.26%		24%
(0.89)	18.51	4.65	22,387	0.02		0.20		1.85		19
(0.47)	18.54	11.85	36,000	0.02		0.20		0.92		129
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93

$(1.25)	$17.44	1.52%	$13,742	—	%(f)	0.10%		2.41%		24%
(0.89)	18.55	4.73	21,599	—	(f)	0.10		1.89		19
(0.48)	18.57	11.97	20,971	—	(f)	0.10		0.87		129
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93

$(1.20)	$17.46	1.16%	$148	0.30%		0.45%		2.12%		24%
(0.78)	18.57	4.34	192	0.27		0.45		1.48		19
(0.37)	18.55	11.57	740	0.27		0.45		0.61		129
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
9/30/2019	$22.47	$0.39	$(0.60)	$(0.21)	$(0.47)	$(0.97)
9/30/2018	22.48	0.35	0.85	1.20	(0.89)	(0.32)
9/30/2017	20.14	0.07	2.70	2.77	(0.35)	(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
Class C
9/30/2019	$22.15	$0.21	$(0.56)	$(0.35)	$(0.27)	$(0.97)
9/30/2018	22.17	0.15	0.87	1.02	(0.72)	(0.32)
9/30/2017	19.96	(0.09)	2.66	2.57	(0.28)	(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
Class R
9/30/2019	$22.41	$0.54	$(0.82)	$(0.28)	$(0.36)	$(0.97)
9/30/2018	22.35	0.30	0.81	1.11	(0.73)	(0.32)
9/30/2017	20.11	0.15	2.54	2.69	(0.37)	(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
Class P
9/30/2019	$22.73	$0.46	$(0.62)	$(0.16)	$(0.55)	$(0.97)
9/30/2018	22.72	0.43	0.85	1.28	(0.95)	(0.32)
9/30/2017	20.43	0.15	2.71	2.86	(0.49)	(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
Class R6
9/30/2019	$22.81	$0.48	$(0.62)	$(0.14)	$(0.55)	$(0.97)
9/30/2018	22.78	0.44	0.87	1.31	(0.96)	(0.32)
9/30/2017	20.48	0.15	2.73	2.88	(0.50)	(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
Administrative Class
9/30/2019	$22.76	$0.64	$(0.85)	$(0.21)	$(0.50)	$(0.97)
9/30/2018	22.66	0.33	0.90	1.23	(0.81)	(0.32)
9/30/2017	20.34	0.09	2.72	2.81	(0.41)	(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

254	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(1.44)	$20.82	(0.19)%	$5,706	0.34%		0.60%		1.90%		21%
(1.21)	22.47	5.40	6,521	0.32		0.60		1.58		16
(0.43)	22.48	14.04	9,633	0.33		0.60		0.32		125
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93

$(1.24)	$20.56	(0.95)%	$602	1.09%		1.35%		1.04%		21%
(1.04)	22.15	4.64	865	1.07		1.35		0.69		16
(0.36)	22.17	13.11	790	1.08		1.35		(0.42)		125
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93

$(1.33)	$20.80	(0.60)%	$78	0.69%		0.85%		2.62%		21%
(1.05)	22.41	5.03	295	0.67		0.85		1.36		16
(0.45)	22.35	13.64	500	0.68		0.86		0.73		125
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93

$(1.52)	$21.05	0.09%	$8,489	0.04%		0.20%		2.22%		21%
(1.27)	22.73	5.72	27,035	0.02		0.20		1.88		16
(0.57)	22.72	14.34	36,184	0.03		0.20		0.70		125
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93

$(1.52)	$21.15	0.20%	$20,340	—	%(f)	0.10%		2.28%		21%
(1.28)	22.81	5.83	25,140	—	(f)	0.10		1.92		16
(0.58)	22.78	14.44	24,904	—	(f)	0.10		0.69		125
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93

$(1.47)	$21.08	(0.18)%	$160	0.29%		0.45%		3.04%		21%
(1.13)	22.76	5.48	486	0.27		0.45		1.44		16
(0.49)	22.66	14.09	1,392	0.28		0.45		0.44		125
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
9/30/2019	$20.10	$0.35	$(0.78)	$(0.43)	$(0.48)	$(1.29)
9/30/2018	20.05	0.36	0.88	1.24	(0.94)	(0.25)
9/30/2017	17.69	0.12	2.67	2.79	(0.34)	(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
Class R
9/30/2019	$19.99	$0.51	$(1.00)	$(0.49)	$(0.42)	$(1.29)
9/30/2018	19.92	0.28	0.88	1.16	(0.84)	(0.25)
9/30/2017	17.62	0.17	2.55	2.72	(0.33)	(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
Class P
9/30/2019	$20.22	$0.41	$(0.79)	$(0.38)	$(0.56)	$(1.29)
9/30/2018	20.16	0.45	0.86	1.31	(1.00)	(0.25)
9/30/2017	17.82	0.17	2.70	2.87	(0.44)	(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
Class R6
9/30/2019	$20.26	$0.40	$(0.77)	$(0.37)	$(0.58)	$(1.29)
9/30/2018	20.20	0.44	0.89	1.33	(1.02)	(0.25)
9/30/2017	17.86	0.16	2.73	2.89	(0.46)	(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
Administrative Class
9/30/2019	$20.27	$0.52	$(0.94)	$(0.42)	$(0.52)	$(1.29)
9/30/2018	20.11	0.26	0.98	1.24	(0.83)	(0.25)
9/30/2017	17.77	0.11	2.70	2.81	(0.38)	(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

256	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.77)	$17.90	(1.06)%	$5,083	0.41%		0.60%		1.95%		36%
(1.19)	20.10	6.27	6,258	0.39		0.60		1.81		19
(0.43)	20.05	16.14	8,683	0.40		0.60		0.66		122
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90

$(1.71)	$17.79	(1.41)%	$266	0.76%		0.85%		2.83%		36%
(1.09)	19.99	5.92	614	0.74		0.85		1.44		19
(0.42)	19.92	15.74	672	0.75		0.86		0.92		122
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90

$(1.85)	$17.99	(0.74)%	$6,103	0.11%		0.20%		2.31%		36%
(1.25)	20.22	6.59	20,108	0.09		0.20		2.24		19
(0.53)	20.16	16.52	32,371	0.10		0.20		0.93		122
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90

$(1.87)	$18.02	(0.65)%	$15,938	0.01%		0.10%		2.21%		36%
(1.27)	20.26	6.68	17,113	—	(f)	0.10		2.21		19
(0.55)	20.20	16.61	15,879	—	(f)	0.10		0.86		122
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(f)	0.10		2.66		90

$(1.81)	$18.04	(0.97)%	$166	0.36%		0.45%		2.86%		36%
(1.08)	20.27	6.28	361	0.34		0.45		1.31		19
(0.47)	20.11	16.22	884	0.35		0.45		0.57		122
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
9/30/2019	$23.35	$0.45	$(1.07)	$(0.62)	$(0.55)	$(1.20)
9/30/2018	23.24	0.49	1.06	1.55	(1.23)	(0.21)
9/30/2017	20.51	0.12	3.35	3.47	(0.37)	(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
Class C
9/30/2019	$23.06	$0.11	$(0.84)	$(0.73)	$(0.20)	$(1.20)
9/30/2018	22.97	0.33	1.03	1.36	(1.06)	(0.21)
9/30/2017	20.36	0.01	3.26	3.27	(0.29)	(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
Class R
9/30/2019	$23.14	$0.37	$(1.06)	$(0.69)	$(0.46)	$(1.20)
9/30/2018	22.94	0.50	0.95	1.45	(1.04)	(0.21)
9/30/2017	20.37	0.33	3.01	3.34	(0.40)	(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
Class P
9/30/2019	$23.49	$0.50	$(1.08)	$(0.58)	$(0.65)	$(1.20)
9/30/2018	23.36	0.58	1.05	1.63	(1.29)	(0.21)
9/30/2017	20.70	0.23	3.32	3.55	(0.52)	(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
Class R6
9/30/2019	$23.55	$0.47	$(1.03)	$(0.56)	$(0.68)	$(1.20)
9/30/2018	23.42	0.55	1.10	1.65	(1.31)	(0.21)
9/30/2017	20.75	0.21	3.37	3.58	(0.54)	(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
Administrative Class
9/30/2019	$23.35	$0.90	$(1.53)	$(0.63)	$(0.60)	$(1.20)
9/30/2018	23.24	0.42	1.14	1.56	(1.24)	(0.21)
9/30/2017	20.57	0.16	3.32	3.48	(0.44)	(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

258	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.75)	$20.98	(1.66)%	$2,171	0.46%		0.60%		2.16%		40%
(1.44)	23.35	6.78	3,797	0.44		0.60		2.10		18
(0.74)	23.24	17.46	6,480	0.46		0.60		0.57		103
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84

$(1.40)	$20.93	(2.41)%	$163	1.21%		1.35%		0.54%		40%
(1.27)	23.06	6.00	110	1.19		1.35		1.42		18
(0.66)	22.97	16.53	139	1.21		1.36		0.03		103
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84

$(1.66)	$20.79	(2.02)%	$167	0.81%		0.85%		1.80%		40%
(1.25)	23.14	6.42	237	0.79		0.85		2.16		18
(0.77)	22.94	16.98	416	0.81		0.86		1.55		103
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84

$(1.85)	$21.06	(1.39)%	$6,115	0.16%		0.20%		2.38%		40%
(1.50)	23.49	7.11	17,742	0.14		0.20		2.47		18
(0.89)	23.36	17.83	24,077	0.16		0.21		1.06		103
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84

$(1.88)	$21.11	(1.29)%	$22,586	0.06%		0.10%		2.24%		40%
(1.52)	23.55	7.20	24,458	0.04		0.10		2.37		18
(0.91)	23.42	17.95	23,705	0.06		0.10		0.98		103
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84

$(1.80)	$20.92	(1.65)%	$50	0.41%		0.45%		4.28%		40%
(1.45)	23.35	6.82	515	0.39		0.45		1.84		18
(0.81)	23.24	17.52	425	0.41		0.45		0.73		103
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
9/30/2019	$20.48	$0.38	$(1.00)	$(0.62)	$(0.46)	$(1.01)
9/30/2018	20.36	0.44	0.95	1.39	(1.12)	(0.15)
9/30/2017	18.07	0.13	3.04	3.17	(0.34)	(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
Class R
9/30/2019	$20.28	$0.31	$(1.00)	$(0.69)	$(0.44)	$(1.01)
9/30/2018	20.14	0.40	0.91	1.31	(1.02)	(0.15)
9/30/2017	17.97	0.30	2.78	3.08	(0.37)	(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
Class P
9/30/2019	$20.55	$0.44	$(1.03)	$(0.59)	$(0.59)	$(1.01)
9/30/2018	20.42	0.51	0.95	1.46	(1.18)	(0.15)
9/30/2017	18.19	0.21	3.03	3.24	(0.47)	(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
Class R6
9/30/2019	$20.62	$0.40	$(0.97)	$(0.57)	$(0.61)	$(1.01)
9/30/2018	20.48	0.50	0.99	1.49	(1.20)	(0.15)
9/30/2017	18.25	0.19	3.07	3.26	(0.49)	(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
Administrative Class
9/30/2019	$20.41	$0.49	$(1.11)	$(0.62)	$(0.54)	$(1.01)
9/30/2018	20.28	0.42	0.98	1.40	(1.12)	(0.15)
9/30/2017	18.10	0.16	3.01	3.17	(0.45)	(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

260	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.47)	$18.39	(2.07)%	$1,750	0.49%		0.60%		2.07%		41%
(1.27)	20.48	6.96	2,387	0.47		0.60		2.16		22
(0.88)	20.36	18.35	4,630	0.49		0.60		0.70		97
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69

$(1.45)	$18.14	(2.43)%	$108	0.84%		0.85%		1.75%		41%
(1.17)	20.28	6.61	151	0.82		0.85		1.98		22
(0.91)	20.14	17.94	193	0.84		0.86		1.64		97
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69

$(1.60)	$18.36	(1.80)%	$4,195	0.19%		0.20%		2.41%		41%
(1.33)	20.55	7.29	13,742	0.17		0.20		2.49		22
(1.01)	20.42	18.74	15,458	0.19		0.21		1.10		97
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69

$(1.62)	$18.43	(1.66)%	$13,130	0.09%		0.10%		2.21%		41%
(1.35)	20.62	7.42	14,205	0.07		0.10		2.44		22
(1.03)	20.48	18.82	12,770	0.09		0.10		1.01		97
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69

$(1.55)	$18.24	(1.97)%	$336	0.44%		0.45%		2.71%		41%
(1.27)	20.41	7.02	615	0.42		0.45		2.05		22
(0.99)	20.28	18.40	666	0.44		0.45		0.85		97
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
9/30/2019	$22.75	$0.41	$(1.12)	$(0.71)	$(0.60)	$(1.02)
9/30/2018	22.66	0.45	1.12	1.57	(1.28)	(0.20)
9/30/2017	20.10	0.09	3.46	3.55	(0.44)	(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
Class C
9/30/2019	$22.30	$0.20	$(1.04)	$(0.84)	$(0.47)	$(1.02)
9/30/2018	22.25	0.30	1.08	1.38	(1.13)	(0.20)
9/30/2017	19.80	0.01	3.33	3.34	(0.34)	(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
Class R
9/30/2019	$22.72	$0.31	$(1.09)	$(0.78)	$(0.55)	$(1.02)
9/30/2018	22.46	0.31	1.17	1.48	(1.02)	(0.20)
9/30/2017	19.99	0.44	3.00	3.44	(0.42)	(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
Class P
9/30/2019	$22.96	$0.48	$(1.15)	$(0.67)	$(0.68)	$(1.02)
9/30/2018	22.86	0.57	1.09	1.66	(1.36)	(0.20)
9/30/2017	20.31	0.25	3.39	3.64	(0.54)	(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
Class R6
9/30/2019	$23.06	$0.46	$(1.11)	$(0.65)	$(0.71)	$(1.02)
9/30/2018	22.96	0.57	1.11	1.68	(1.38)	(0.20)
9/30/2017	20.39	0.23	3.45	3.68	(0.56)	(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
Administrative Class
9/30/2019	$22.82	$0.51	$(1.22)	$(0.71)	$(0.63)	$(1.02)
9/30/2018	22.74	0.49	1.09	1.58	(1.30)	(0.20)
9/30/2017	20.20	0.18	3.40	3.58	(0.49)	(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

262	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.62)	$20.42	(2.09)%	$2,534	0.50%		0.60%		2.05%		42%
(1.48)	22.75	7.07	2,717	0.49		0.60		1.98		21
(0.99)	22.66	18.45	3,713	0.50		0.60		0.41		94
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78

$(1.49)	$19.97	(2.87)%	$238	1.25%		1.35%		0.99%		42%
(1.33)	22.30	6.29	199	1.24		1.35		1.36		21
(0.89)	22.25	17.58	175	1.25		1.35		0.04		94
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78

$(1.57)	$20.37	(2.46)%	$105	0.85%		0.85%		1.52%		42%
(1.22)	22.72	6.70	128	0.84		0.85		1.40		21
(0.97)	22.46	17.99	95	0.85		0.85		2.13		94
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78

$(1.70)	$20.59	(1.84)%	$4,876	0.20%		0.20%		2.37%		42%
(1.56)	22.96	7.40	11,185	0.19		0.20		2.51		21
(1.09)	22.86	18.81	11,758	0.20		0.20		1.18		94
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78

$(1.73)	$20.68	(1.74)%	$17,703	0.10%		0.10%		2.25%		42%
(1.58)	23.06	7.47	17,875	0.09		0.10		2.49		21
(1.11)	22.96	18.96	16,063	0.10		0.10		1.07		94
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78

$(1.65)	$20.46	(2.08)%	$601	0.45%		0.45%		2.50%		42%
(1.50)	22.82	7.11	879	0.44		0.45		2.16		21
(1.04)	22.74	18.54	813	0.45		0.45		0.86		94
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
9/30/2019	$19.68	$0.34	$(0.94)	$(0.60)	$(0.49)	$(0.80)
9/30/2018	19.52	0.39	0.99	1.38	(1.11)	(0.11)
9/30/2017	17.17	0.09	2.95	3.04	(0.33)	(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
Class R
9/30/2019	$19.60	$0.51	$(1.17)	$(0.66)	$(0.44)	$(0.80)
9/30/2018	19.37	0.31	1.00	1.31	(0.97)	(0.11)
9/30/2017	17.07	0.29	2.67	2.96	(0.30)	(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
Class P
9/30/2019	$19.87	$0.39	$(0.96)	$(0.57)	$(0.57)	$(0.80)
9/30/2018	19.68	0.48	0.98	1.46	(1.16)	(0.11)
9/30/2017	17.32	0.17	2.94	3.11	(0.39)	(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
Class R6
9/30/2019	$19.96	$0.38	$(0.92)	$(0.54)	$(0.60)	$(0.80)
9/30/2018	19.77	0.46	1.01	1.47	(1.17)	(0.11)
9/30/2017	17.38	0.17	2.98	3.15	(0.40)	(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
Administrative Class
9/30/2019	$19.74	$0.52	$(1.12)	$(0.60)	$(0.54)	$(0.80)
9/30/2018	19.56	0.47	0.92	1.39	(1.10)	(0.11)
9/30/2017	17.21	0.14	2.92	3.06	(0.35)	(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

264	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(1.29)	$17.79	(2.10)%	$1,631	0.51%		0.60%		1.96%		51%
(1.22)	19.68	7.19	1,697	0.49		0.60		2.01		31
(0.69)	19.52	18.34	2,063	0.50		0.60		0.48		76
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74

$(1.24)	$17.70	(2.47)%	$38	0.86%		0.86%		2.91%		51%
(1.08)	19.60	6.86	112	0.84		0.85		1.58		31
(0.66)	19.37	17.93	91	0.85		0.85		1.64		76
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74

$(1.37)	$17.93	(1.86)%	$2,383	0.21%		0.21%		2.23%		51%
(1.27)	19.87	7.57	5,865	0.19		0.20		2.45		31
(0.75)	19.68	18.69	5,934	0.20		0.20		0.95		76
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74

$(1.40)	$18.02	(1.72)%	$8,889	0.11%		0.11%		2.15%		51%
(1.28)	19.96	7.62	8,055	0.09		0.10		2.35		31
(0.76)	19.77	18.87	6,215	0.10		0.10		0.92		76
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74

$(1.34)	$17.80	(2.10)%	$191	0.46%		0.46%		2.93%		51%
(1.21)	19.74	7.25	363	0.44		0.45		2.39		31
(0.71)	19.56	18.44	404	0.45		0.45		0.78		76
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital
AllianzGI Multi Asset Income:
Class A
9/30/2019	$17.35	$0.99	$0.25	$1.24	$(0.95)	$—	$—
9/30/2018	18.53	0.73	(0.71)	0.02	(0.85)	(0.23)	(0.12)
9/30/2017	18.31	0.94	0.22	1.16	(0.85)	(0.09)	—
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)	—
12/1/2014 -9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)	—
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—	—
Class C
9/30/2019	$17.36	$0.84	$0.26	$1.10	$(0.82)	$—	$—
9/30/2018	18.53	0.62	(0.72)	(0.10)	(0.74)	(0.23)	(0.10)
9/30/2017	18.21	0.80	0.22	1.02	(0.61)	(0.09)	—
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)	—
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)	—
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—	—
Class R
9/30/2019	$18.14	$0.97	$0.26	$1.23	$(0.88)	$—	$—
9/30/2018	19.31	0.71	(0.74)	(0.03)	(0.80)	(0.23)	(0.11)
9/30/2017	18.97	0.84	0.30	1.14	(0.71)	(0.09)	—
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)	—
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)	—
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—	—
Class P
9/30/2019	$17.54	$1.08	$0.21	$1.29	$(1.00)	$—	$—
9/30/2018	18.71	0.82	(0.73)	0.09	(0.90)	(0.23)	(0.13)
9/30/2017	18.51	0.99	0.23	1.22	(0.93)	(0.09)	—
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)	—
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)	—
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—	—
Institutional Class
9/30/2019	$17.08	$1.00	$0.28	$1.28	$(1.01)	$—	$—
2/1/2018* - 9/30/2018	17.08	0.42	(0.64)	(0.22)	(0.44)	—	(0.13)
Class R6
9/30/2019	$17.09	$1.03	$0.25	$1.28	$(1.01)	$—	$—
9/30/2018	18.26	0.81	(0.71)	0.10	(0.91)	(0.23)	(0.13)
9/30/2017	18.08	1.00	0.21	1.21	(0.94)	(0.09)	—
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)	—
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)	—
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—	—
Administrative Class
9/30/2019	$17.66	$0.93	$0.12	$1.05	$(0.84)	$—	$—
9/30/2018	18.82	0.80	(0.75)	0.05	(0.86)	(0.23)	(0.12)
9/30/2017	18.61	1.00	0.19	1.19	(0.89)	(0.09)	—
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)	—
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)	—
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

266	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.95)	$17.64	7.47%	$12,460	0.41%		0.60%		5.79%		277%
(1.20)	17.35	0.12	8,826	0.36		0.61		4.12		172
(0.94)	18.53	6.55	10,145	0.35		0.61		5.12		151
(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101

$(0.82)	$17.64	6.58%	$1,520	1.16%		1.35%		4.90%		277%
(1.07)	17.36	(0.58)	2,210	1.11		1.36		3.51		172
(0.70)	18.53	5.78	3,435	1.10		1.36		4.37		151
(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101

$(0.88)	$18.49	7.08%	$103	0.76%		0.85%		5.39%		277%
(1.14)	18.14	(0.20)	100	0.71		0.86		3.82		172
(0.80)	19.31	6.17	128	0.70		0.86		4.38		151
(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
(0.27)	19.95	3.55	215	0.75		0.85		1.80		101

$(1.00)	$17.83	7.68%	$2,119	0.11%		0.20%		6.21%		277%
(1.26)	17.54	0.46	9,526	0.06		0.21		4.56		172
(1.02)	18.71	6.86	14,507	0.05		0.21		5.37		151
(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101

$(1.01)	$17.35	7.84%	$199	0.06%		0.15%		6.00%		277%
(0.57)	17.08	(1.16)	49	0.01	(d)	0.15	(d)	3.72	(d)	172

$(1.01)	$17.36	7.88%	$8,121	0.01%		0.10%		6.12%		277%
(1.27)	17.09	0.56	14,894	—	(f)	0.11		4.60		172
(1.03)	18.26	6.99	20,448	—	(f)	0.11		5.54		151
(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
(0.42)	19.23	4.36	9,496	—	(f)	0.10		2.56		101

$(0.84)	$17.87	6.17%	$10	0.36%		0.45%		5.46%		277%
(1.21)	17.66	0.25	524	0.31		0.46		4.36		172
(0.98)	18.82	6.62	1,550	0.30		0.46		5.38		151
(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
9/30/2019	$11.47	$0.21	$0.06	$0.27	$(0.25)	$(0.44)
9/30/2018	12.34	0.26	0.07	0.33	(0.55)	(0.65)
9/30/2017	11.23	0.20	1.11	1.31	(0.20)	—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
Class C
9/30/2019	$11.67	$0.13	$0.08	$0.21	$(0.07)	$(0.44)
9/30/2018	12.47	0.19	0.06	0.25	(0.40)	(0.65)
9/30/2017	11.32	0.13	1.12	1.25	(0.10)	—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
Class R
9/30/2019	$11.34	$0.26	$(0.01)	$0.25	$(0.22)	$(0.44)
9/30/2018	12.22	0.21	0.10	0.31	(0.54)	(0.65)
9/30/2017	11.15	0.18	1.11	1.29	(0.22)	—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
Class P
9/30/2019	$11.38	$0.18	$0.12	$0.30	$(0.30)	$(0.44)
9/30/2018	12.28	0.27	0.09	0.36	(0.61)	(0.65)
9/30/2017	11.24	0.24	1.11	1.35	(0.31)	—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
Institutional Class
9/30/2019	$11.45	$0.24	$0.06	$0.30	$(0.29)	$(0.44)
9/30/2018	12.15	0.28	0.08	0.36	(0.41)	(0.65)
9/30/2017	11.11	0.26	1.05	1.31	(0.27)	—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
Class R6
9/30/2019	$11.23	$0.23	$0.06	$0.29	$(0.30)	$(0.44)
9/30/2018	12.13	0.29	0.07	0.36	(0.61)	(0.65)
9/30/2017	11.10	0.23	1.11	1.34	(0.31)	—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
9/30/2019	$11.77	$0.22	$0.08	$0.30	$(0.25)	$(0.44)
9/30/2018	12.64	0.28	0.07	0.35	(0.57)	(0.65)
9/30/2017	11.52	0.22	1.15	1.37	(0.25)	—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

268	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.69)	$11.05	(d)	3.05	%(d)	$49,259	0.61%		1.14%		1.95%		29%
(1.20)	11.47		2.62		40,974	0.59		1.12		2.24		17
(0.20)	12.34		11.88		47,170	0.60		1.12		1.73		15
(0.45)	11.23		6.55		84,852	0.60		1.13		0.68		57
(0.56)	10.98		(5.45)		88,132	0.55	(e)(f)	1.30	(e)(f)	2.52	(e)(f)	113
(0.27)	12.18		4.62		65,499	0.40		1.34		2.48		48

$(0.51)	$11.37	(d)	2.29	%(d)	$6,393	1.34%		1.91%		1.14%		29%
(1.05)	11.67		1.90		26,220	1.33		1.86		1.56		17
(0.10)	12.47		11.09		34,670	1.35		1.87		1.12		15
(0.43)	11.32		5.72		46,387	1.38		1.90		(0.06)		57
(0.47)	11.13		(6.07)		51,322	1.29	(e)(f)	2.04	(e)(f)	1.78	(e)(f)	113
(0.17)	12.33		3.88		62,275	1.13		2.08		1.78		48

$(0.66)	$10.93	(d)	2.80	%(d)	$21	0.81%		1.46%		2.43%		29%
(1.19)	11.34		2.43		35	0.80		1.32		1.85		17
(0.22)	12.22		11.78		24	0.78		1.31		1.55		15
(0.45)	11.15		6.25		17	0.81		1.33		0.45		57
(0.54)	10.93		(5.61)		16	0.72	(e)(f)	1.50	(e)(f)	2.23	(e)(f)	113
(0.25)	12.13		4.57		17	0.56		1.53		2.32		48

$(0.74)	$10.94	(d)	3.30	%(d)	$6,173	0.37%		0.91%		1.68%		29%
(1.26)	11.38		2.92		4,292	0.35		0.88		2.30		17
(0.31)	12.28		12.31		3,563	0.32		0.85		2.05		15
(0.47)	11.24		6.78		1,901	0.30		0.83		1.10		57
(0.59)	10.98		(5.30)		2,069	0.33	(e)(f)	1.06	(e)(f)	2.52	(e)(f)	113
(0.29)	12.19		4.96		2,139	0.16		1.12		2.68		48

$(0.73)	$11.02	(d)	3.34	%(d)	$6,026	0.36%		0.89%		2.25%		29%
(1.06)	11.45		2.92		6,652	0.33		0.86		2.43		17
(0.27)	12.15		12.08		6,871	0.40		0.95		2.35		15
(0.46)	11.11		6.72		68,709	0.40		0.92		0.89		57
(0.59)	10.86		(5.34)		74,024	0.32	(e)(f)	1.07	(e)(f)	2.58	(e)(f)	113
(0.30)	12.07		5.01		74,957	0.16		1.11		2.69		48

$(0.74)	$10.78	(d)	3.34	%(d)	$249,269	0.28%		0.82%		2.23%		29%
(1.26)	11.23		2.95		252,313	0.28		0.81		2.48		17
(0.31)	12.13		12.40		264,255	0.28		0.80		1.99		15
(0.47)	11.10		6.81		291,767	0.30		0.83		0.48		57
(0.04)	10.85		(1.14)		91,912	0.30	(e)(f)	1.31	(e)(f)	2.07	(e)(f)	113

$(0.69)	$11.38	(d)	3.17	%(d)	$23	0.53%		1.07%		1.97%		29%
(1.22)	11.77		2.68		22	0.53		1.06		2.28		17
(0.25)	12.64		12.07		26	0.53		1.06		1.86		15
(0.45)	11.52		6.58		32	0.56		1.08		0.67		57
(0.56)	11.25		(5.50)		27	0.57	(e)(f)	1.23	(e)(f)	2.35	(e)(f)	113
(0.27)	12.47		4.68		33	0.41		1.27		2.45		48

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Global Equity:
Class A
9/30/2019	$17.30	$0.29	$(1.02)	$(0.73)	$(0.38)	$(1.75)
9/30/2018	18.83	0.30	0.68	0.98	(0.62)	(1.89)
9/30/2017	15.62	0.19	3.12	3.31	—	(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
9/30/2019	$16.90	$0.18	$(0.94)	$(0.76)	$—	$(1.75)
9/30/2018	18.51	0.16	0.68	0.84	(0.56)	(1.89)
9/30/2017	15.61	0.27	2.91	3.18	(0.18)	(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
9/30/2019	$17.31	$0.31	$(1.00)	$(0.69)	$(0.40)	$(1.75)
9/30/2018	18.82	0.32	0.69	1.01	(0.63)	(1.89)
9/30/2017	15.79	0.36	3.01	3.37	(0.24)	(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	—	—
Institutional Class
9/30/2019	$17.15	$0.30	$(0.98)	$(0.68)	$(0.46)	$(1.75)
9/30/2018	18.68	0.35	0.67	1.02	(0.66)	(1.89)
9/30/2017	15.68	0.36	3.01	3.37	(0.27)	(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
9/30/2019	$17.28	$0.33	$(1.01)	$(0.68)	$(0.46)	$(1.75)
9/30/2018	18.79	0.35	0.67	1.02	(0.64)	(1.89)
9/30/2017	15.78	0.37	3.02	3.39	(0.28)	(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

270	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.13)	$14.44	(2.23)%	$1,067	0.70	%(c)	0.77	%(c)	2.00	%(c)	33%
(2.51)	17.30	5.33	1,255	0.70	(c)	0.75	(c)	1.71	(c)	87
(0.10)	18.83	21.29	1,317	0.74	(c)	1.07	(c)	1.15	(c)	81	(d)
(0.15)	15.62	8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60	(7.13)	32,383	0.75	(e)(f)	1.22	(e)(f)	4.64	(e)(f)	35
—	16.57	0.36	10	0.75	(e)	2.53	(e)	1.31	(e)	76

$(1.75)	$14.39	(2.87)%	$18	1.40	%(c)	1.47	%(c)	1.22	%(c)	33%
(2.45)	16.90	4.57	41	1.40	(c)	1.49	(c)	0.89	(c)	87
(0.28)	18.51	20.68	102	1.40	(c)	1.44	(c)	1.62	(c)	81	(d)
—	15.61	2.09	10	1.49	(e)	1.49	(e)	1.68	(e)	70

$(2.15)	$14.47	(2.00)%	$691	0.50	%(c)	0.53	%(c)	2.07	%(c)	33%
(2.52)	17.31	5.52	1,868	0.50	(c)	0.52	(c)	1.83	(c)	87
(0.34)	18.82	21.72	2,835	0.53	(c)	0.56	(c)	2.09	(c)	81	(d)
(0.10)	15.79	8.28	2,851	0.60		0.62		2.13		70
—	14.68	(6.35)	4,069	0.61	(e)(f)	0.69	(e)(f)	2.20	(e)(f)	35

$(2.21)	$14.26	(1.88)%	$575	0.40	%(c)	0.52	%(c)	2.01	%(c)	33%
(2.55)	17.15	5.63	2,386	0.40	(c)	0.49	(c)	2.01	(c)	87
(0.37)	18.68	21.88	2,323	0.42	(c)	0.54	(c)	2.15	(c)	81	(d)
(0.16)	15.68	8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63	(6.92)	366	0.51	(e)(f)	0.68	(e)(f)	2.17	(e)(f)	35
—	16.58	0.42	10	0.50	(e)	2.27	(e)	1.56	(e)	76

$(2.21)	$14.39	(1.88)%	$359,256	0.40	%(c)	0.40	%(c)	2.30	%(c)	33%
(2.53)	17.28	5.61	519,259	0.40	(c)	0.42	(c)	2.02	(c)	87
(0.38)	18.79	21.92	594,634	0.40	(c)	0.43	(c)	2.20	(c)	81	(d)
(0.15)	15.78	8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70	(6.83)	250,203	0.40	(e)(f)	0.70	(e)(f)	2.39	(e)(f)	35
—	16.58	10.53	33,422	0.40	(e)	1.80	(e)	2.40	(e)	76

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class A
9/30/2019	$14.97	$0.39	$(1.27)	$(0.88)	$(0.48)	$(0.04)
9/30/2018	15.71	0.41	(0.43)	(0.02)	(0.72)	—
9/30/2017	14.21	0.38	2.44	2.82	(1.32)	—
4/26/2016* - 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
9/30/2019	$14.80	$0.26	$(1.22)	$(0.96)	$(0.33)	$(0.04)
9/30/2018	15.58	0.26	(0.39)	(0.13)	(0.65)	—
9/30/2017	14.16	0.27	2.44	2.71	(1.29)	—
4/26/2016* - 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
9/30/2019	$15.01	$0.45	$(1.32)	$(0.87)	$(0.52)	$(0.04)
9/30/2018	15.74	0.42	(0.42)	—	(0.73)	—
9/30/2017	14.21	0.35	2.50	2.85	(1.32)	—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
9/30/2019	$15.06	$0.40	$(1.26)	$(0.86)	$(0.55)	$(0.04)
9/30/2018	15.76	0.47	(0.45)	0.02	(0.72)	—
9/30/2017	14.22	0.38	2.49	2.87	(1.33)	—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
9/30/2019	$15.09	$0.47	$(1.33)	$(0.86)	$(0.53)	$(0.04)
9/30/2018	15.74	0.44	(0.42)	0.02	(0.67)	—
9/30/2017	14.20	0.36	2.51	2.87	(1.33)	—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)

Due to a change in accounting estimate, the custodian and accounting agent expense was reduced in the current period as disclosed in Note 13(f). The effect on the Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement was a decrease in the ratio of 0.43%.

272	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.52)	$13.57	(5.53)%	$239	0.70	%(c)	1.62	%(c)(f)	2.89	%(c)	49%
(0.72)	14.97	(0.28)	504	0.70	(c)	1.71	(c)	2.67	(c)	55
(1.32)	15.71	21.83	506	0.70	(c)	1.99	(c)	2.54	(c)	70
—	14.21	0.07	12	0.80	(d)	1.24	(d)	3.88	(d)	103

$(0.37)	$13.47	(6.26)%	$41	1.45	%(c)	2.23	%(c)(f)	1.96	%(c)	49%
(0.65)	14.80	(0.97)	103	1.45	(c)	2.55	(c)	1.70	(c)	55
(1.29)	15.58	21.06	146	1.46	(c)	2.69	(c)	1.84	(c)	70
—	14.16	(0.28)	15	1.55	(d)	2.02	(d)	2.79	(d)	103

$(0.56)	$13.58	(5.41)%	$103	0.55	%(c)	1.09	%(c)(f)	3.32	%(c)	49%
(0.73)	15.01	(0.14)	113	0.55	(c)	1.56	(c)	2.68	(c)	55
(1.32)	15.74	22.11	119	0.56	(c)	1.73	(c)	2.32	(c)	70
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(d)(e)	2.06	(d)(e)	2.99	(d)(e)	29

$(0.59)	$13.61	(5.30)%	$397	0.45	%(c)	1.16	%(c)(f)	2.92	%(c)	49%
(0.72)	15.06	(0.01)	866	0.45	(c)	1.34	(c)	3.11	(c)	55
(1.33)	15.76	22.20	90	0.48	(c)	1.66	(c)	2.62	(c)	70
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(d)(e)	2.06	(d)(e)	3.09	(d)(e)	29

$(0.57)	$13.66	(5.28)%	$22,521	0.45	%(c)	0.97	%(c)(f)	3.46	%(c)	49%
(0.67)	15.09	(0.03)	24,214	0.45	(c)	1.46	(c)	2.80	(c)	55
(1.33)	15.74	22.25	25,643	0.45	(c)	1.50	(c)	2.50	(c)	70
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(d)(e)	1.62	(d)(e)	3.31	(d)(e)	29

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles U.S. Equity:
Class A
9/30/2019	$20.49	$0.25	$(0.81)	$(0.56)	$(0.39)	$(3.33)
9/30/2018	18.42	0.23	2.81	3.04	(0.13)	(0.84)
9/30/2017	15.47	0.25	2.93	3.18	(0.23)	—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
9/30/2019	$19.98	$0.13	$(0.80)	$(0.67)	$(0.32)	$(3.33)
9/30/2018	18.24	0.11	2.74	2.85	(0.27)	(0.84)
9/30/2017	15.42	0.12	2.92	3.04	(0.22)	—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
9/30/2019	$20.29	$0.29	$(0.81)	$(0.52)	$(0.36)	$(3.33)
9/30/2018	18.45	0.28	2.77	3.05	(0.37)	(0.84)
9/30/2017	15.46	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
9/30/2019	$20.36	$0.30	$(0.82)	$(0.52)	$(0.37)	$(3.33)
9/30/2018	18.48	0.28	2.78	3.06	(0.34)	(0.84)
9/30/2017	15.49	0.28	2.94	3.22	(0.23)	—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
9/30/2019	$20.46	$0.30	$(0.81)	$(0.51)	$(0.37)	$(3.33)
9/30/2018	18.56	0.31	2.78	3.09	(0.35)	(0.84)
9/30/2017	15.53	0.30	2.97	3.27	(0.24)	—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

274	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(3.72)	$16.21	0.70%	$1,105	0.65%		0.95%		1.54%		33%
(0.97)	20.49	16.96	353	0.65		0.76		1.17		80
(0.23)	18.42	20.80	46	0.68		1.02		1.49		55	(c)
—	15.47	3.76	47	0.75	(d)	0.93	(d)	1.75	(d)	64

$(3.65)	$15.66	(0.01)%	$74	1.40%		1.72%		0.85%		33%
(1.11)	19.98	16.14	26	1.40		1.53		0.58		80
(0.22)	18.24	19.92	20	1.42		1.56		0.74		55	(c)
—	15.42	3.42	10	1.50	(d)	1.61	(d)	0.88	(d)	64

$(3.69)	$16.08	0.91%	$274	0.50%		0.79%		1.74%		33%
(1.21)	20.29	17.12	672	0.50		0.56		1.43		80
(0.23)	18.45	21.07	476	0.51		0.57		1.62		55	(c)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(d)(e)	1.32	(d)(e)	1.40	(d)(e)	51

$(3.70)	$16.14	0.96%	$72	0.45%		0.60%		1.79%		33%
(1.18)	20.36	17.17	138	0.50		0.51		1.45		80
(0.23)	18.48	21.04	121	0.50		0.66		1.64		55	(c)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(d)(e)	1.45	(d)(e)	1.51	(d)(e)	51

$(3.70)	$16.25	0.99%	$49,618	0.40%		0.59%		1.86%		33%
(1.19)	20.46	17.25	98,758	0.40		0.50		1.59		80
(0.24)	18.56	21.26	113,074	0.40		0.56		1.78		55	(c)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(d)(e)	0.74	(d)(e)	1.63	(d)(e)	51

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
9/30/2019	$32.78	$0.29	$0.63	$0.92	$(0.90)	$(3.55)
9/30/2018	34.27	0.32	4.58	4.90	(1.30)	(5.09)
9/30/2017	31.02	0.38	3.64	4.02	(0.77)	—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
Class C
9/30/2019	$32.95	$0.08	$0.67	$0.75	$(0.54)	$(3.55)
9/30/2018	34.36	0.08	4.59	4.67	(0.99)	(5.09)
9/30/2017	31.19	0.17	3.65	3.82	(0.65)	—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
Class R
9/30/2019	$33.92	$0.26	$0.66	$0.92	$(0.86)	$(3.55)
9/30/2018	34.19	0.27	4.70	4.97	(0.15)	(5.09)
9/30/2017	30.97	0.26	3.64	3.90	(0.68)	—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
Class P
9/30/2019	$32.12	$0.35	$0.60	$0.95	$(1.07)	$(3.55)
9/30/2018	33.95	0.38	4.50	4.88	(1.62)	(5.09)
9/30/2017	30.84	0.48	3.61	4.09	(0.98)	—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
Institutional Class
9/30/2019	$32.41	$0.37	$0.61	$0.98	$(1.08)	$(3.55)
9/30/2018	33.89	0.40	4.52	4.92	(1.31)	(5.09)
9/30/2017	30.76	0.49	3.61	4.10	(0.97)	—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
Administrative Class
9/30/2019	$32.46	$0.30	$0.61	$0.91	$(0.87)	$(3.55)
9/30/2018	34.08	0.33	4.54	4.87	(1.40)	(5.09)
9/30/2017	30.96	0.42	3.62	4.04	(0.92)	—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

276	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(4.45)	$29.25		5.29%	$69,611	1.02%		0.99%		143%
(6.39)	32.78		16.83	61,385	0.96		1.02		133
(0.77)	34.27		13.14	76,586	1.02		1.19		124	(c)
(3.04)	31.02		6.42	259,711	0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(d)(e)	1.08	(d)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	0.97		1.09		94

$(4.09)	$29.61		4.53%	$60,434	1.75%		0.26%		143%
(6.08)	32.95		15.90	53,461	1.73		0.24		133
(0.65)	34.36		12.41	48,905	1.69		0.51		124	(c)
(2.73)	31.19		5.65	67,423	1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(d)(e)	0.34	(d)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	1.70		0.36		94

$(4.41)	$30.43		5.12%	$166	1.17%		0.87%		143%
(5.24)	33.92		16.59	98	1.17		0.81		133
(0.68)	34.19		12.79	114	1.42		0.82		124	(c)
(2.90)	30.97		5.95	1,145	1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(d)(e)	0.70	(d)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	1.30		0.74		94

$(4.62)	$28.45		5.59%	$155,601	0.75%		1.26%		143%
(6.71)	32.12		17.08	102,412	0.74		1.24		133
(0.98)	33.95		13.52	80,392	0.72		1.49		124	(c)
(3.22)	30.84		6.67	88,900	0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(d)(e)	1.36	(d)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	0.74		1.32		94

$(4.63)	$28.76		5.62%	$370,111	0.72%		1.29%		143%
(6.40)	32.41		17.10	332,874	0.71		1.27		133
(0.97)	33.89		13.58	322,732	0.68		1.54		124	(c)
(3.26)	30.76		6.73	1,089,974	0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(d)(e)	1.40	(d)(e)	73
(1.67)	36.42	(f)	9.79 (f)	1,781,193	0.65		1.41		94

$(4.42)	$28.95		5.29%	$550	0.97%		1.03%		143%
(6.49)	32.46		16.88	997	0.93		1.05		133
(0.92)	34.08		13.30	1,240	0.89		1.32		124	(c)
(3.13)	30.96		6.52	1,428	0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(d)(e)	1.15	(d)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	0.89		1.22		94

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Core Bond:
Class P
9/30/2019	$14.91	$0.45	$1.11	$1.56	$(0.46)	$16.01
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	14.91
Institutional Class
9/30/2019	$14.91	$0.46	$1.10	$1.56	$(0.47)	$16.00
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	14.91
Class R6
9/30/2019	$14.91	$0.47	$1.10	$1.57	$(0.48)	$16.00
5/30/2018* - 9/30/2018	15.00	0.14	(0.12)	0.02	(0.11)	14.91
AllianzGI Core Plus Bond:
Class P
9/30/2019	$14.92	$0.46	$1.06	$1.52	$(0.44)	$16.00
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	14.92
Institutional Class
9/30/2019	$14.92	$0.47	$1.06	$1.53	$(0.45)	$16.00
5/30/2018* - 9/30/2018	15.00	0.14	(0.11)	0.03	(0.11)	14.92
Class R6
9/30/2019	$14.92	$0.48	$1.07	$1.55	$(0.47)	$16.00
5/30/2018* - 9/30/2018	15.00	0.15	(0.12)	0.03	(0.11)	14.92

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

278	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

10.64%	$26	0.30%		1.13%		2.90%		902%
0.11	10	0.30	(c)(d)	1.45	(c)(d)	2.71	(c)(d)	305

10.65%	$51	0.25%		7.46%		2.98%		902%
0.13	10	0.25	(c)(d)	1.45	(c)(d)	2.76	(c)(d)	305

10.73%	$33,788	0.20%		1.17%		3.03%		902%
0.15	29,356	0.20	(c)(d)	1.47	(c)(d)	2.83	(c)(d)	305

10.39%	$11	0.35%		0.93%		3.01%		864%
0.18	10	0.35	(c)(d)	1.19	(c)(d)	2.81	(c)(d)	302

10.47%	$11	0.30%		21.03%		3.06%		864%
0.20	10	0.30	(c)(d)	1.19	(c)(d)	2.86	(c)(d)	302

10.56%	$59,419	0.25%		0.94%		3.11%		864%
0.22	40,075	0.25	(c)(d)	1.19	(c)(d)	2.91	(c)(d)	302

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
9/30/2019	$13.88	$0.12	$(0.45)	$(0.33)	$(0.04)	$—
9/30/2018	15.76	0.11	(1.11)	(1.00)	(0.26)	(0.62)
9/30/2017	13.60	0.21	2.07	2.28	(0.12)	—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
9/30/2019	$14.05	$0.17	$(0.48)	$(0.31)	$(0.23)	$—
9/30/2018	15.86	0.21	(1.17)	(0.96)	(0.23)	(0.62)
9/30/2017	13.68	0.22	2.11	2.33	(0.15)	—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—
AllianzGI Emerging Markets Small-Cap:
Class A
9/30/2019	$16.61	$0.24	$0.03	$0.27	$(0.10)	$(0.63)
9/30/2018	18.36	0.16	(0.59)	(0.43)	(0.85)	(0.47)
9/30/2017	15.15	0.23	2.98	3.21	—	—
9/30/2016	14.04	0.16	1.16	1.32	(0.21)	—
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	—	—
Institutional Class
9/30/2019	$16.45	$0.34	$(0.03)	$0.31	$(0.26)	$(0.63)
9/30/2018	18.04	0.26	(0.62)	(0.36)	(0.76)	(0.47)
9/30/2017	15.30	0.24	2.95	3.19	(0.45)	—
9/30/2016	14.08	0.30	1.06	1.36	(0.14)	—
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)

Payments from Affiliates increased the end of period net asset value (“NAV”) and total return by $0.01 and 0.06%, respectively, for Class A and $0.01 and 0.05%, respectively, for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $16.60 and (2.78)%, respectively, for Class A and $16.44 and (2.43)%, respectively, for Institutional Class.

(f)

Due to a change in accounting estimate, the custodian and accounting agent expense was reduced in the current period as disclosed in Note 13(f). The effect on the Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement was a decrease in the ratio of 0.90%.

280	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.04)	$13.51		(2.34)%		$62	1.52%		1.75%		0.90%		82%
(0.88)	13.88		(7.04)		69	1.55		1.78		0.68		115
(0.12)	15.76		16.97		155	1.55		16.84		1.47		122
(0.06)	13.60		11.67		48	1.58		38.88		0.90		91
—	12.24		(18.40)		37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$(0.23)	$13.51		(2.05)%		$39,186	1.16%		1.43%		1.30%		82%
(0.85)	14.05		(6.69)		43,333	1.20		1.37		1.36		115
(0.15)	15.86		17.37		43,487	1.20		1.64		1.55		122
(0.07)	13.68		12.06		44,630	1.22		2.04		1.49		91
—	12.28		(18.13)		15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$(0.73)	$16.15		2.14%		$116	1.85%		3.00	%(f)	1.55%		73%
(1.32)	16.61	(e)	(2.72	)(e)	135	1.85		3.71		0.90		119
—	18.36		21.19		204	1.85		15.72		1.39		121
(0.21)	15.15		9.54		67	1.85		6.84		1.14		147
—	14.04		(6.39)		621	1.85	(c)(d)	9.40	(c)(d)	2.12	(c)(d)	103

$(0.89)	$15.87		2.52%		$7,814	1.50%		2.84	%(f)	2.19%		73%
(1.23)	16.45	(e)	(2.38	)(e)	10,030	1.50		3.05		1.46		119
(0.45)	18.04		21.69		11,251	1.50		3.38		1.47		121
(0.14)	15.30		9.80		13,367	1.50		4.72		2.08		147
—	14.08		(6.11)		7,921	1.50	(c)(d)	7.77	(c)(d)	1.78	(c)(d)	103

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets SRI Debt:
Class A
9/30/2019	$13.35	$0.54	$0.70	$1.24	$(0.01)	$—
9/30/2018	14.87	0.71	(1.52)	(0.81)	(0.60)	(0.11)
9/30/2017	14.89	0.75	0.16	0.91	(0.91)	(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
9/30/2019	$13.48	$0.44	$0.70	$1.14	$(0.02)	$—
9/30/2018	14.95	0.64	(1.56)	(0.92)	(0.44)	(0.11)
9/30/2017	14.96	0.64	0.17	0.81	(0.80)	(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
9/30/2019	$13.24	$0.55	$0.69	$1.24	$(0.15)	$—
9/30/2018	14.84	0.75	(1.53)	(0.78)	(0.71)	(0.11)
9/30/2017	14.90	0.77	0.16	0.93	(0.97)	(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
9/30/2019	$13.23	$0.56	$0.70	$1.26	$(0.10)	$—
9/30/2018	14.83	0.77	(1.55)	(0.78)	(0.71)	(0.11)
9/30/2017	14.88	0.79	0.16	0.95	(0.98)	(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—
AllianzGI Floating Rate Note:
Class P
9/30/2019	$14.95	$0.35	$0.11	$0.46	$(0.39)	$(0.16)
12/27/2017* - 9/30/2018	15.00	0.20	(0.02)	0.18	(0.23)	—
Institutional Class
9/30/2019	$14.95	$0.37	$0.11	$0.48	$(0.43)	$(0.16)
12/27/2017* - 9/30/2018	15.00	0.21	(0.02)	0.19	(0.24)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

282	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$(0.50)	$14.09	9.38%	$134	1.06%		2.08%		3.91%		176%
—	(0.71)	13.35	(5.62)	135	1.20		1.89		4.89		127
—	(0.93)	14.87	6.41	140	1.20		1.66		5.05		118
—	(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
—	(0.53)	13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
—	—	14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$(0.41)	$(0.43)	$14.19	8.49%	$13	1.80%		2.79%		3.15%		176%
—	(0.55)	13.48	(6.30)	46	1.95		2.68		4.41		127
—	(0.82)	14.95	5.64	113	1.95		2.41		4.33		118
—	(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
—	(0.42)	13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
—	—	14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$(0.50)	$(0.65)	$13.83	9.56%	$12	0.90%		1.76%		4.07%		176%
—	(0.82)	13.24	(5.44)	11	1.04		1.68		5.27		127
—	(0.99)	14.84	6.55	12	1.05		1.34		5.26		118
—	(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
—	(0.56)	13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
—	—	14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$(0.51)	$(0.61)	$13.88	9.70%	$20,115	0.81%		1.76%		4.17%		176%
—	(0.82)	13.23	(5.40)	18,321	0.95		1.61		5.34		127
—	(1.00)	14.83	6.73	36,313	0.95		1.35		5.35		118
—	(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
—	(0.57)	13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
—	—	14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

—	$(0.55)	$14.86	3.14%	$10	0.50%		1.67%		2.38%		161%
—	(0.23)	14.95	1.18	10	0.68	(c)(d)	3.39	(c)(d)	1.75	(c)(d)	39

—	$(0.59)	$14.84	3.27%	$13,662	0.40%		1.70%		2.48%		161%
—	(0.24)	14.95	1.25	15,237	0.58	(c)(d)	3.26	(c)(d)	1.88	(c)(d)	39

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
9/30/2019	$20.19	$0.34	$(0.48)	$(0.14)	$(0.36)	$(0.48)
9/30/2018	20.52	0.28	0.32	0.60	(0.21)	(0.72)
9/30/2017	18.32	0.20	2.00	2.20	—	—
9/30/2016	17.99	0.17	0.66	0.83	(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
Class C
9/30/2019	$19.56	$0.19	$(0.43)	$(0.24)	$—	$(0.48)
9/30/2018	20.05	0.12	0.31	0.43	(0.20)	(0.72)
9/30/2017	18.05	0.08	1.92	2.00	—	—
9/30/2016	17.63	0.08	0.62	0.70	—	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
Class R
9/30/2019	$19.97	$0.26	$(0.45)	$(0.19)	$(0.20)	$(0.48)
9/30/2018	20.35	0.21	0.30	0.51	(0.17)	(0.72)
9/30/2017	18.23	0.16	1.96	2.12	—	—
9/30/2016	17.84	0.16	0.63	0.79	(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
Class P
9/30/2019	$20.07	$0.36	$(0.46)	$(0.10)	$(0.40)	$(0.48)
9/30/2018	20.48	0.32	0.31	0.63	(0.32)	(0.72)
9/30/2017	18.36	0.28	1.94	2.22	(0.10)	—
9/30/2016	17.97	0.16	0.71	0.87	(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
Institutional Class
9/30/2019	$20.22	$0.39	$(0.45)	$(0.06)	$(0.18)	$(0.48)
9/30/2018	20.61	0.34	0.32	0.66	(0.33)	(0.72)
9/30/2017	18.37	0.27	1.98	2.25	(0.01)	—
9/30/2016	18.02	0.23	0.65	0.88	(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
Class R6
9/30/2019	$20.15	$0.39	$(0.48)	$(0.09)	$(0.40)	$(0.48)
9/30/2018	20.56	0.34	0.32	0.66	(0.35)	(0.72)
9/30/2017	18.38	0.28	1.99	2.27	(0.09)	—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08	—	—
Administrative Class
9/30/2019	$20.15	$0.34	$(0.48)	$(0.14)	$(0.37)	$(0.48)
9/30/2018	20.55	0.29	0.32	0.61	(0.29)	(0.72)
9/30/2017	18.35	0.23	1.97	2.20	—	—
9/30/2016	17.93	0.21	0.63	0.84	(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

284	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.84)	$19.21	(0.25)%	$1,812	0.97%		1.32%		1.78%		222%
(0.93)	20.19	2.93	2,015	0.97		1.25		1.37		152
—	20.52	12.01	2,421	1.02		1.35		1.05		192
(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38	(d)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62

$(0.48)	$18.84	(1.00)%	$588	1.74%		2.08%		1.00%		222%
(0.92)	19.56	2.09	1,195	1.74		2.01		0.61		152
–	20.05	11.08	1,325	1.77		2.08		0.42		192
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62

$(0.68)	$19.10	(0.60)%	$121	1.34%		1.67%		1.38%		222%
(0.89)	19.97	2.49	160	1.34		1.58		1.05		152
—	20.35	11.63	137	1.35		1.70		0.84		192
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62

$(0.88)	$19.09	(0.05)%	$11,456	0.80%		1.12%		1.95%		222%
(1.04)	20.07	3.08	13,436	0.80		1.03		1.58		152
(0.10)	20.48	12.18	12,730	0.82		1.11		1.44		192
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62

$(0.66)	$19.50	0.03%	$9,330	0.70%		1.12%		2.05%		222%
(1.05)	20.22	3.18	13,225	0.70		0.94		1.65		152
(0.01)	20.61	12.27	31,783	0.75		1.03		1.42		192
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62

$(0.88)	$19.18	(0.01)%	$127,285	0.70%		1.01%		2.08%		222%
(1.07)	20.15	3.19	192,375	0.70		0.91		1.67		152
(0.09)	20.56	12.39	231,584	0.70		0.99		1.49		192
–	18.38	6.24	9,029	0.36	(d)	1.36	(d)	0.77	(d)	79

$(0.85)	$19.16	(0.26)%	$23	0.95%		1.27%		1.80%		222%
(1.01)	20.15	2.93	23	0.96		1.17		1.42		152
–	20.55	11.99	23	1.00		1.25		1.18		192
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62

(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global High Yield:
Class P
9/30/2019	$14.84	$0.69	$0.40	$1.09	$(0.96)	$—
9/30/2018	15.36	0.67	(0.48)	0.19	(0.71)	—
5/3/2017* - 9/30/2017	15.00	0.26	0.18	0.44	(0.08)	—
Institutional Class
9/30/2019	$14.83	$0.70	$0.40	$1.10	$(0.98)	$—
9/30/2018	15.36	0.68	(0.48)	0.20	(0.73)	—
5/3/2017* - 9/30/2017	15.00	0.27	0.17	0.44	(0.08)	—
AllianzGI Global Sustainability:
Class A
9/30/2019	$19.46	$0.14	$0.04	$0.18	$(0.30)	$(1.07)
9/30/2018	17.96	0.17	1.98	2.15	(0.21)	(0.44)
9/30/2017	15.80	0.13	2.20	2.33	(0.14)	(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
9/30/2019	$19.68	$0.21	$(0.02)	$0.19	$(0.41)	$(1.07)
9/30/2018	18.13	0.16	2.05	2.21	(0.22)	(0.44)
9/30/2017	15.91	0.15	2.23	2.38	(0.13)	(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
9/30/2019	$19.72	$0.19	$0.06	$0.25	$(0.15)	$(1.07)
9/30/2018	18.13	0.22	2.00	2.22	(0.19)	(0.44)
9/30/2017	15.92	0.19	2.20	2.39	(0.15)	(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—

^	A “ —” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)

Due to a change in accounting estimate, the custodian and accounting agent expense was reduced in the current period as disclosed in Note 13(f). The effect on the Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement was a decrease in the ratio of 0.25%.

286	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.96)	$14.97	7.70%	$11	0.81%		1.13	%(e)	4.67%		112%
(0.71)	14.84	1.26	11	0.81		1.79		4.41		101
(0.08)	15.36	2.91	10	0.80	(c)(d)	2.76	(c)(d)	4.22	(c)(d)	107

$(0.98)	$14.95	7.84%	$24,057	0.71%		1.12	%(e)	4.77%		112%
(0.73)	14.83	1.32	22,168	0.71		1.78		4.52		101
(0.08)	15.36	2.96	21,625	0.70	(c)(d)	2.79	(c)(d)	4.32	(c)(d)	107

$(1.37)	$18.27	2.43%	$1,444	1.09%		1.84%		0.77%		49%
(0.65)	19.46	12.23	614	1.09		1.70		0.92		20
(0.17)	17.96	14.94	402	1.12		7.55		0.79		27
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(1.48)	$18.39	2.56%	$21,582	0.94%		1.65%		1.17%		49%
(0.66)	19.68	12.44	11,362	0.94		1.25		0.84		20
(0.16)	18.13	15.13	64	0.96		1.62		0.88		27
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(1.22)	$18.75	2.63%	$2,072	0.84%		1.66%		1.05%		49%
(0.63)	19.72	12.52	28,237	0.84		1.43		1.18		20
(0.18)	18.13	15.25	26,615	0.89		1.63		1.16		27
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Water:
Class A
9/30/2019	$15.54	$0.11	$1.15	$1.26	$(0.13)	$(0.36)
9/30/2018	15.49	0.13	0.34	0.47	(0.04)	(0.38)
9/30/2017	14.46	0.08	1.08	1.16	(0.05)	(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
Class C
9/30/2019	$14.79	$—	$1.10	$1.10	$(0.01)	$(0.36)
9/30/2018	14.82	0.01	0.34	0.35	—	(0.38)
9/30/2017	13.90	(0.01)	1.01	1.00	—	(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	—	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	—	—
11/30/2014	12.11	(0.03)	0.25	0.22	—	—
Class P
9/30/2019	$15.59	$0.15	$1.14	$1.29	$(0.19)	$(0.36)
9/30/2018	15.57	0.17	0.36	0.53	(0.13)	(0.38)
9/30/2017	14.54	0.15	1.04	1.19	(0.08)	(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
Institutional Class
9/30/2019	$15.31	$0.15	$1.11	$1.26	$(0.18)	$(0.36)
9/30/2018	15.32	0.17	0.34	0.51	(0.14)	(0.38)
9/30/2017	14.33	0.16	1.02	1.18	(0.11)	(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
AllianzGI Green Bond:
Class A
11/19/2018* - 9/30/2019	$15.00	$0.26	$1.45	$1.71	$(0.25)	$—
Class P
11/19/2018* - 9/30/2019	$15.00	$0.29	$1.44	$1.73	$(0.28)	$—
Institutional Class
11/19/2018* - 9/30/2019	$15.00	$0.28	$1.46	$1.74	$(0.27)	$—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

288	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$16.31	8.88%	$177,463	1.23%		1.40%		0.76%		33%
(0.42)	15.54	3.05	172,374	1.19		1.41		0.84		34
(0.13)	15.49	8.18	190,693	1.33		1.44		0.59		29
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
(0.03)	12.70	2.57	138,219	1.46		1.46		0.55		28

$(0.37)	$15.52	8.02%	$70,175	1.98%		2.15%		0.01%		33%
(0.38)	14.79	2.35	83,156	1.94		2.16		0.07		34
(0.08)	14.82	7.32	89,250	2.07		2.19		(0.07)		29
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28

$(0.55)	$16.33	9.14%	$210,425	0.95%		1.17%		1.03%		33%
(0.51)	15.59	3.40	243,338	0.93		1.15		1.12		34
(0.16)	15.57	8.40	210,746	1.04		1.16		1.02		29
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28

$(0.54)	$16.03	9.12%	$152,496	0.94%		1.18%		1.04%		33%
(0.52)	15.31	3.36	164,322	0.92		1.14		1.13		34
(0.19)	15.32	8.49	142,353	1.01		1.15		1.13		29
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28

$(0.25)	$16.46	11.45%	$95	0.77	%(c)(d)	5.73	%(c)(d)	1.89	%(c)(d)	121%

$(0.28)	$16.45	11.60%	$1,093	0.56	%(c)(d)	5.51	%(c)(d)	2.11	%(c)(d)	121%

$(0.27)	$16.47	11.68%	$5,795	0.52	%(c)(d)	6.33	%(c)(d)	2.06	%(c)(d)	121%

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
9/30/2019	$8.91	$0.43	$0.01	$0.44	$(0.44)	$—
9/30/2018	9.31	0.45	(0.39)	0.06	(0.46)	—
9/30/2017	9.14	0.48	0.18	0.66	(0.49)	—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
Class C
9/30/2019	$8.90	$0.37	$—	$0.37	$(0.38)	$—
9/30/2018	9.30	0.39	(0.39)	—	(0.40)	—
9/30/2017	9.12	0.42	0.20	0.62	(0.44)	—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
Class R
9/30/2019	$8.54	$0.38	$—	$0.38	$(0.41)	$—
9/30/2018	8.94	0.39	(0.37)	0.02	(0.42)	—
9/30/2017	8.79	0.43	0.18	0.61	(0.46)	—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
Class P
9/30/2019	$8.55	$0.44	$0.01	$0.45	$(0.47)	$—
9/30/2018	8.96	0.46	(0.38)	0.08	(0.49)	—
9/30/2017	8.80	0.50	0.19	0.69	(0.53)	—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
Institutional Class
9/30/2019	$8.58	$0.44	$0.01	$0.45	$(0.47)	$—
9/30/2018	8.98	0.46	(0.37)	0.09	(0.49)	—
9/30/2017	8.83	0.50	0.18	0.68	(0.53)	—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
Administrative Class
9/30/2019	$8.44	$0.43	$0.03	$0.46	$(0.36)	$—
9/30/2018	8.84	0.44	(0.37)	0.07	(0.47)	—
9/30/2017	8.70	0.48	0.17	0.65	(0.51)	—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

290	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.44)	$8.91		5.18%	$26,937	1.07%		4.98%		70%
(0.46)	8.91		0.67	33,768	1.05		4.93		40
(0.49)	9.31		7.42	58,525	1.09		5.19		37
(0.55)	9.14		9.08	58,004	0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		5.93		66

$(0.38)	$8.89		4.33%	$4,880	1.76%		4.28%		70%
(0.40)	8.90		0.02	8,544	1.71		4.27		40
(0.44)	9.30		6.90	11,723	1.70		4.59		37
(0.48)	9.12		8.32	14,815	1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		5.23		66

$(0.41)	$8.51		4.68%	$654	1.48%		4.56%		70%
(0.42)	8.54		0.33	878	1.44		4.55		40
(0.46)	8.94		7.12	1,048	1.44		4.84		37
(0.52)	8.79		8.62	1,310	1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		5.48		66

$(0.47)	$8.53		5.56%	$12,128	0.73%		5.31%		70%
(0.49)	8.55		0.94	17,535	0.70		5.26		40
(0.53)	8.96		8.07	35,931	0.67		5.62		37
(0.58)	8.80		9.31	57,378	0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		6.21		66

$(0.47)	$8.56		5.48%	$77,365	0.79%		5.25%		70%
(0.49)	8.58		1.03	122,078	0.73		5.26		40
(0.53)	8.98		7.91	155,022	0.69		5.61		37
(0.58)	8.83		9.41	227,149	0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		6.27		66

$(0.36)	$8.54		5.60%	$24	0.94%		5.10%		70%
(0.47)	8.44		0.83	20	0.88		4.93		40
(0.51)	8.84		7.75	1,490	0.86		5.45		37
(0.54)	8.70		8.97	2,086	1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		5.93		66

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
9/30/2019	$43.09	$0.34	$(6.28)	$(5.94)	$(0.10)	$(4.90)
9/30/2018	41.19	0.42	2.41	2.83	(0.25)	(0.68)
9/30/2017	34.57	—	6.93	6.93	(0.31)	—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
Class C
9/30/2019	$41.63	$0.05	$(6.06)	$(6.01)	$—	$(4.90)
9/30/2018	40.01	(0.15)	2.55	2.40	(0.10)	(0.68)
9/30/2017	33.78	(0.19)	6.67	6.48	(0.25)	—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
Class R
9/30/2019	$41.90	$0.27	$(6.28)	$(6.01)	$(0.80)	$(4.90)
9/30/2018	40.46	0.13	2.50	2.63	(0.51)	(0.68)
9/30/2017	34.07	0.01	6.70	6.71	(0.32)	—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
Class P
9/30/2019	$43.06	$0.33	$(6.25)	$(5.92)	$(0.33)	$(4.90)
9/30/2018	41.33	0.22	2.68	2.90	(0.49)	(0.68)
9/30/2017	34.66	0.19	6.82	7.01	(0.34)	—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
Institutional Class
9/30/2019	$44.65	$0.47	$(6.58)	$(6.11)	$(0.43)	$(4.90)
9/30/2018	42.85	0.32	2.71	3.03	(0.55)	(0.68)
9/30/2017	35.91	0.36	6.92	7.28	(0.34)	—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
Class R6
9/30/2019	$44.64	$0.48	$(6.59)	$(6.11)	$(0.60)	$(4.90)
9/30/2018	42.90	0.40	2.66	3.06	(0.64)	(0.68)
9/30/2017	35.94	0.22	7.09	7.31	(0.35)	—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

292	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(5.00)	$32.15		(12.05)%	$4,826	1.25%		1.94%		1.05%		55%
(0.93)	43.09		6.88	9,108	1.25		1.50		0.95		62
(0.31)	41.19	(c)	20.34 (c)	6,068	1.36		1.93		0.01		67
(1.73)	34.57		5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83	11,816	1.45	(d)(e)	1.63	(d)(e)	0.88	(d)(e)	39
(4.21)	35.77		(5.84)	5,290	1.45		1.76		0.23		77

$(4.90)	$30.72		(12.75)%	$963	2.04%		2.59%		0.16%		55%
(0.78)	41.63		5.99	2,610	2.08		2.27		(0.35)		62
(0.25)	40.01	(c)	19.39 (c)	2,829	2.14		2.50		(0.56)		67
(1.65)	33.78		4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14	2,837	2.19	(d)(e)	2.42	(d)(e)	0.20	(d)(e)	39
(3.88)	35.33		(6.52)	1,135	2.19		2.45		(0.47)		77

$(5.70)	$30.19		(12.36)%	$1,044	1.59%		2.30%		0.89%		55%
(1.19)	41.90		6.51	845	1.59		1.86		0.30		62
(0.32)	40.46	(c)	19.98 (c)	264	1.64		2.11		0.02		67
(1.62)	34.07		4.81	130	1.70		2.17		0.09		76
(3.66)	34.03		7.60	100	1.70	(d)(e)	2.09	(d)(e)	0.57	(d)(e)	39
(4.53)	35.30		(6.06)	73	1.70		2.10		0.19		77

$(5.23)	$31.91		(11.92)%	$19,740	1.10%		1.58%		1.01%		55%
(1.17)	43.06		7.02	48,830	1.10		1.29		0.51		62
(0.34)	41.33	(c)	20.55 (c)	55,843	1.17		1.42		0.55		67
(1.65)	34.66		5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96	36,377	1.28	(d)(e)	1.37	(d)(e)	0.97	(d)(e)	39
(4.07)	35.65		(5.68)	27,882	1.29		1.54		0.41		77

$(5.33)	$33.21		(11.88)%	$40,477	1.04%		1.61%		1.39%		55%
(1.23)	44.65		7.09	49,443	1.05		1.28		0.70		62
(0.34)	42.85	(c)	20.58 (c)	67,921	1.11		1.43		0.94		67
(1.65)	35.91		5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04	59,061	1.21	(d)(e)	1.39	(d)(e)	0.97	(d)(e)	39
(3.98)	36.68		(5.61)	55,743	1.21		1.46		0.53		77

$(5.50)	$33.03		(11.82)%	$28,630	1.00%		1.49%		1.44%		55%
(1.32)	44.64		7.14	33,876	1.00		1.22		0.87		62
(0.35)	42.90	(c)	20.66 (c)	17,804	1.05		1.42		0.60		67
—	35.94		7.22	15,534	1.11	(d)	1.56	(d)	1.48	(d)	76

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Micro Cap:
Class A
9/30/2019	$16.62	$(0.13)	$(3.43)	$(3.56)	$(3.02)	$10.04
9/30/2018	15.85	(0.21)	1.87	1.66	(0.89)	16.62
9/30/2017	14.73	(0.18)	2.72	2.54	(1.42)	15.85
9/30/2016	13.99	(0.18)	1.75	1.57	(0.83)	14.73
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54	0.37	(1.26)	13.99
11/30/2014	16.06	(0.21)	—	(0.21)	(0.97)	14.88
Class P
9/30/2019	$16.73	$(0.13)	$(3.44)	$(3.57)	$(3.02)	$10.14
9/30/2018	15.94	(0.20)	1.88	1.68	(0.89)	16.73
9/30/2017	14.80	(0.17)	2.73	2.56	(1.42)	15.94
9/30/2016	14.05	(0.16)	1.74	1.58	(0.83)	14.80
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55	0.39	(1.26)	14.05
11/30/2014	16.08	(0.19)	—	(0.19)	(0.97)	14.92
Institutional Class
9/30/2019	$16.82	$(0.12)	$(3.46)	$(3.58)	$(3.02)	$10.22
9/30/2018	16.03	(0.20)	1.88	1.68	(0.89)	16.82
9/30/2017	14.87	(0.17)	2.75	2.58	(1.42)	16.03
9/30/2016	14.11	(0.16)	1.75	1.59	(0.83)	14.87
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54	0.38	(1.26)	14.11
11/30/2014	16.15	(0.19)	—	(0.19)	(0.97)	14.99

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

294	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

(19.39)%	$1,340	1.42%		2.51%		(1.15)%		37%
11.03	2,570	1.57		2.13		(1.34)		47
18.74	3,031	1.62		2.18		(1.27)		32
11.47	3,388	1.62		2.16		(1.26)		39
2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(1.11)	4,684	1.66		2.10		(1.40)		48

(19.32)%	$322	1.34%		2.15%		(1.09)%		37%
11.10	1,722	1.49		1.91		(1.26)		47
18.79	1,568	1.54		1.89		(1.19)		32
11.50	1,289	1.54		1.85		(1.17)		39
2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.98)	1,550	1.52		1.81		(1.21)		48

(19.25)%	$15,472	1.34%		2.18%		(1.07)%		37%
11.04	24,419	1.49		1.93		(1.26)		47
18.84	27,984	1.54		1.93		(1.20)		32
11.53	30,768	1.54		1.91		(1.17)		39
2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	33,513	1.54		1.80		(1.25)		48

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
9/30/2019	$16.18	$0.42	$(0.68)	$(0.26)	$(0.37)	$—
9/30/2018	17.24	0.41	(1.14)	(0.73)	(0.26)	(0.07)
9/30/2017	14.31	0.40	2.85	3.25	(0.32)	—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
Class C
9/30/2019	$16.23	$0.35	$(0.73)	$(0.38)	$(0.29)	$—
9/30/2018	17.33	0.24	(1.11)	(0.87)	(0.16)	(0.07)
9/30/2017	14.29	0.34	2.81	3.15	(0.11)	—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
Class P
9/30/2019	$16.16	$0.45	$(0.69)	$(0.24)	$(0.39)	$—
9/30/2018	17.13	0.36	(1.08)	(0.72)	(0.18)	(0.07)
9/30/2017	14.31	0.46	2.78	3.24	(0.42)	—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
Institutional Class
9/30/2019	$16.29	$0.49	$(0.73)	$(0.24)	$(0.57)	$—
9/30/2018	17.49	0.42	(1.11)	(0.69)	(0.44)	(0.07)
9/30/2017	14.46	0.44	2.91	3.35	(0.32)	—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)

Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class.

(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Annualized, unless otherwise noted.
(g)	Certain expenses incurred by the Fund were not annualized.

296	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.37)	$15.55		(1.68)%	$14,395	1.15%		1.65%		2.69%		101%
(0.33)	16.18		(4.36)	22,590	1.14		1.65		2.31		116
(0.32)	17.24	(c)	23.07 (c)	11,026	1.22	(d)	3.32	(d)	2.58	(d)	120
(0.40)	14.31	(e)	19.57 (e)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)	207	1.55	(f)(g)	6.55	(f)(g)	4.13	(f)(g)	93
(0.42)	15.45		2.94	110	1.55		4.86		2.33		85

$(0.29)	$15.56		(2.38)%	$1,006	1.90%		2.40%		2.24%		101%
(0.23)	16.23		(5.08)	1,196	1.90		2.38		1.35		116
(0.11)	17.33	(c)	22.06 (c)	527	1.95	(d)	4.00	(d)	2.16	(d)	120
(0.30)	14.29	(e)	18.80 (e)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)	104	2.30	(f)(g)	7.39	(f)(g)	3.12	(f)(g)	93
(0.28)	15.40		2.19	73	2.30		5.60		1.82		85

$(0.39)	$15.53		(1.53)%	$2,022	0.99%		1.32%		2.90%		101%
(0.25)	16.16		(4.30)	3,312	0.98		1.48		2.03		116
(0.42)	17.13	(c)	23.22 (c)	19,899	1.05	(d)	3.00	(d)	2.99	(d)	120
(0.57)	14.31	(e)	19.95 (e)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)	9	1.39	(f)(g)	5.87	(f)(g)	4.12	(f)(g)	93
(0.37)	15.56		3.13	11	1.39		4.64		2.77		85

$(0.57)	$15.48		(1.45)%	$90,711	0.90%		1.37%		3.13%		101%
(0.51)	16.29		(4.12)	111,161	0.90		1.39		2.41		116
(0.32)	17.49	(c)	23.33 (c)	34,444	0.95	(d)	2.87	(d)	2.71	(d)	120
(0.45)	14.46	(e)	19.95 (e)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)	6,688	1.30	(f)(g)	5.93	(f)(g)	4.25	(f)(g)	93
(0.38)	15.57		3.18	7,889	1.30		4.63		2.96		85

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^†

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI PerformanceFee Managed Futures Strategy:
Class P
9/30/2019	$9.61	$0.19	$0.11	$0.30	$(0.08)	$—
12/18/2017* - 9/30/2018	10.00	0.12	(0.51)	(0.39)	—	—
Institutional Class
9/30/2019	$9.60	$0.20	$0.11	$0.31	$(0.09)	$—
12/18/2017* - 9/30/2018	10.00	0.13	(0.53)	(0.40)	—	—
Class R6
9/30/2019	$9.61	$0.20	$0.11	$0.31	$(0.09)	$—
12/18/2017* - 9/30/2018	10.00	0.13	(0.52)	(0.39)	—	—
AllianzGI PerformanceFee Structured US Equity:
Class P
9/30/2019	$11.12	$0.33	$(0.02)	$0.31	$(0.09)	$(0.67)
12/18/2017* - 9/30/2018	10.00	0.14	0.98	1.12	—	—
Institutional Class
9/30/2019	$11.13	$0.21	$0.09	$0.30	$(0.09)	$(0.67)
12/18/2017* - 9/30/2018	10.00	0.18	0.95	1.13	—	—
Class R6
9/30/2019	$11.13	$0.23	$0.10	$0.33	$(0.06)	$(0.67)
12/18/2017* - 9/30/2018	10.00	0.13	1.00	1.13	—	—
AllianzGI PerformanceFee Structured US Fixed Income:
Class P
9/30/2019	$9.92	$0.23	$0.80	$1.03	$(0.33)	$(0.11)
12/18/2017* - 9/30/2018	10.00	0.16	(0.24)	(0.08)	—	—
Institutional Class
9/30/2019	$9.92	$0.23	$0.80	$1.03	$(0.31)	$(0.11)
12/18/2017* - 9/30/2018	10.00	0.09	(0.17)	(0.08)	—	—
Class R6
9/30/2019	$9.92	$0.27	$0.77	$1.04	$(0.33)	$(0.11)
12/18/2017* - 9/30/2018	10.00	0.16	(0.24)	(0.08)	—	—
AllianzGI Preferred Securities and Income:
Class P
9/30/2019	$15.06	$0.68	$0.64	$1.32	$(0.71)	$(0.02)
5/30/2018* - 9/30/2018	15.00	0.23	0.03	0.26	(0.20)	—
Institutional Class
9/30/2019	$15.06	$0.69	$0.64	$1.33	$(0.72)	$(0.02)
5/30/2018* - 9/30/2018	15.00	0.26	—	0.26	(0.20)	—
Class R6
9/30/2019	$15.06	$0.70	$0.64	$1.34	$(0.73)	$(0.02)
5/30/2018* - 9/30/2018	15.00	0.24	0.03	0.27	(0.21)	—

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
†

Consolidated Financial Highlights for the AllianzGI PerformanceFee Managed Futures Strategy Fund. These financial statements are consolidated to include the accounts of AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd., a wholly-owned subsidiary of the AllianzGI PerformanceFee Managed Futures Strategy Fund. See Note 14.

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

298	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.08)	$9.83	3.17%	$10	0.28	%(e)	1.28	%(e)	2.02	%(e)	184%
—	9.61	(3.90)	10	0.20	(c)(d)	4.01	(c)(d)	1.59	(c)(d)	121

$(0.09)	$9.82	3.24%	$605	0.22	%(e)	1.39	%(e)	2.11	%(e)	184%
—	9.60	(4.00)	515	0.15	(c)(d)	5.42	(c)(d)	1.74	(c)(d)	121

$(0.09)	$9.83	3.31%	$32,416	0.18	%(e)	1.24	%(e)	2.13	%(e)	184%
—	9.61	(3.90)	15,254	0.10	(c)(d)	4.00	(c)(d)	1.70	(c)(d)	121

$(0.76)	$10.67	4.55%	$20,458	0.25	%(e)(f)	0.70	%(e)	3.16	%(e)	8%
—	11.12	11.20	11	0.61	(c)(d)	1.75	(d)	1.71	(c)(d)	2

$(0.76)	$10.67	4.39%	$51,188	0.17	%(e)(f)	0.94	%(e)	2.06	%(e)	8%
—	11.13	11.30	40,290	0.62	(d)(c)	1.58	(c)(d)	2.12	(c)(d)	2

$(0.73)	$10.73	4.66%	$42,966	(0.08	)%(e)(f)	0.86	%(e)	2.27	%(e)	8%
—	11.13	11.30	42,774	0.61	(c)(d)	1.72	(c)(d)	1.64	(c)(d)	2

$(0.44)	$10.51	10.79%	$66	0.18	%(e)(g)	0.83	%(e)	2.27	%(e)	3%
—	9.92	(0.80)	10	0.30	(c)(d)	1.97	(c)(d)	2.04	(c)(d)	1

$(0.42)	$10.53	10.77%	$1,005	0.26	%(e)(g)	0.72	%(e)	2.25	%(e)	3%
—	9.92	(0.80)	10	0.30	(d)(c)	34.22	(c)(d)	1.17	(c)(d)	1

$(0.44)	$10.52	10.88%	$28,357	0.11	%(e)(g)	1.22	%(e)	2.72	%(e)	3%
—	9.92	(0.80)	24,958	0.30	(c)(d)	2.00	(c)(d)	2.03	(c)(d)	1

$(0.73)	$15.65	9.14%	$11	0.60%		2.04%		4.55%		98%
(0.20)	15.06	1.74	10	0.60	(c)(d)	3.21	(c)(d)	4.62	(c)(d)	39

$(0.74)	$15.65	9.21%	$3,035	0.55%		2.09%		4.62%		98%
(0.20)	15.06	1.76	1,548	0.56	(c)(d)	4.22	(c)(d)	5.28	(c)(d)	39

$(0.75)	$15.65	9.26%	$14,646	0.50%		2.00%		4.66%		98%
(0.21)	15.06	1.78	10,157	0.50	(c)(d)	3.22	(c)(d)	4.71	(c)(d)	39

(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Inclusive of management fee waivers of less than 0.005% for Class P, 0.23% for Institutional Class and 0.49% for Class R6 for the Fund’s Initial Performance Period as disclosed in Note 6.
(g)	Inclusive of management fee waivers of 0.10% for Class P, 0.01% for Institutional Class and 0.21% for Class R6 for the Fund’s Initial Performance Period as disclosed in Note 6.

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	299

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Short Duration High Income:
Class A
9/30/2019	$14.93	$0.51	$(0.11)	$0.40	$(0.71)	$14.62
9/30/2018	15.18	0.59	(0.16)	0.43	(0.68)	14.93
9/30/2017	15.29	0.60	0.04	0.64	(0.75)	15.18
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	15.29
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	15.04
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	15.59
Class C
9/30/2019	$14.90	$0.47	$(0.10)	$0.37	$(0.66)	$14.61
9/30/2018	15.15	0.55	(0.15)	0.40	(0.65)	14.90
9/30/2017	15.27	0.56	0.03	0.59	(0.71)	15.15
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	15.27
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	15.00
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	15.56
Class P
9/30/2019	$14.88	$0.53	$(0.10)	$0.43	$(0.80)	$14.51
9/30/2018	15.13	0.62	(0.15)	0.47	(0.72)	14.88
9/30/2017	15.24	0.63	0.05	0.68	(0.79)	15.13
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	15.24
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	15.03
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	15.58
Institutional Class
9/30/2019	$14.89	$0.54	$(0.11)	$0.43	$(0.80)	$14.52
9/30/2018	15.14	0.63	(0.15)	0.48	(0.73)	14.89
9/30/2017	15.25	0.64	0.04	0.68	(0.79)	15.14
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	15.25
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	15.05
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	15.60
Class R6
9/30/2019	$14.89	$0.56	$(0.11)	$0.45	$(0.82)	$14.52
9/30/2018	15.14	0.64	(0.16)	0.48	(0.73)	14.89
2/1/2017* - 9/30/2017	15.18	0.42	0.03	0.45	(0.49)	15.14

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

300	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

2.85%	$136,086	0.88%		0.88%		3.52%		47%
2.95	150,899	0.89		0.89		3.92		60
4.27	218,312	0.89		0.89		3.94		88
7.65	226,149	0.85		0.85		4.85		63
0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
2.60	163,070	0.85		0.88		4.01		94

2.58%	$117,058	1.14%		1.14%		3.25%		47%
2.74	135,483	1.11		1.11		3.70		60
4.00	148,587	1.12		1.12		3.70		88
7.42	132,649	1.13		1.13		4.58		63
0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
2.38	89,801	1.10		1.13		3.78		94

3.05%	$501,138	0.65%		0.65%		3.70%		47%
3.21	411,367	0.65		0.65		4.14		60
4.56	700,376	0.63		0.63		4.19		88
7.84	554,281	0.66		0.66		4.97		63
0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
2.74	248,345	0.70		0.70		4.20		94

3.06%	$388,672	0.63%		0.63%		3.74%		47%
3.26	388,443	0.60		0.60		4.20		60
4.61	539,078	0.59		0.59		4.22		88
7.90	420,440	0.58		0.58		5.10		63
0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
2.81	225,643	0.60		0.60		4.28		94

3.20%	$39,234	0.57%		0.57%		3.89%		47%
3.29	52,922	0.55		0.55		4.27		60
3.04	70,595	0.56	(c)	0.56	(c)	4.25	(c)	88

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	301

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI Short Term Bond:
Class A
9/30/2019	$15.02	$0.45	$0.37	$0.82	$(0.56)	$15.28
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	15.02
Class P
9/30/2019	$15.02	$0.47	$0.38	$0.85	$(0.58)	$15.29
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	15.02
Institutional Class
9/30/2019	$15.02	$0.48	$0.38	$0.86	$(0.59)	$15.29
8/23/2018* - 9/30/2018	15.00	0.04	(0.02)	0.02	—	15.02

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

302	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

5.58%	$770	0.64%		4.48%		3.00%		46%
0.13	10	0.64	(c)(d)	10.85	(c)(d)	2.41	(c)(d)	—

5.78%	$11	0.49%		23.90%		3.12%		46%
0.13	10	0.49	(c)(d)	10.60	(c)(d)	2.56	(c)(d)	—

5.88%	$12,709	0.39%		4.13%		3.23%		46%
0.13	5,164	0.39	(c)(d)	10.62	(c)(d)	2.68	(c)(d)	—

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	303

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
9/30/2019	$16.16	$0.15	$0.24	$0.39	$—	$(0.35)
9/30/2018	16.26	0.10	0.41	0.51	(0.10)	(0.51)
9/30/2017	15.85	0.09	0.74	0.83	(0.06)	(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	—	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
Class C
9/30/2019	$15.58	$0.05	$0.22	$0.27	$—	$(0.35)
9/30/2018	15.73	(0.03)	0.39	0.36	—	(0.51)
9/30/2017	15.39	(0.04)	0.74	0.70	—	(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	—	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
Class P
9/30/2019	$16.14	$0.22	$0.21	$0.43	$(0.05)	$(0.35)
9/30/2018	16.26	0.13	0.41	0.54	(0.15)	(0.51)
9/30/2017	15.87	0.18	0.69	0.87	(0.12)	(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	—	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
Institutional Class
9/30/2019	$16.32	$0.22	$0.21	$0.43	$(0.11)	$(0.35)
9/30/2018	16.42	0.16	0.40	0.56	(0.15)	(0.51)
9/30/2017	15.96	0.14	0.74	0.88	(0.06)	(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
Class R6
9/30/2019	$16.24	$0.23	$0.22	$0.45	$(0.11)	$(0.35)
9/30/2018	16.32	0.15	0.40	0.55	(0.12)	(0.51)
12/5/2016* - 9/30/2017	16.13	0.15	0.58	0.73	(0.18)	(0.36)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

304	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.35)	$16.20		2.55%		$38,397	0.99	%(c)	1.06	%(c)	0.97	%(c)	96%
(0.61)	16.16		3.23		110,429	0.98	(c)	1.04	(c)	0.61	(c)	586
(0.42)	16.26	(d)	5.35	(d)	136,344	1.02	(c)	1.15	(c)	0.57	(c)	680
(0.28)	15.85		4.32		96,870	1.15	(c)	1.17	(c)	0.95	(c)	500
(0.61)	15.47		2.93		8,014	1.15	(c)(e)(f)	1.58	(c)(e)(f)	1.28	(c)(e)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229

$(0.35)	$15.50		1.84%		$12,179	1.76	%(c)	1.84	%(c)	0.31	%(c)	96%
(0.51)	15.58		2.34		16,862	1.78	(c)	1.78	(c)	(0.18	)(c)	586
(0.36)	15.73	(d)	4.61	(d)	16,535	1.80	(c)	1.87	(c)	(0.24	)(c)	680
(0.26)	15.39		3.52		12,605	1.90	(c)	1.97	(c)	0.10	(c)	500
(0.61)	15.12		2.31		3,803	1.90	(c)(e)(f)	2.09	(c)(e)(f)	0.70	(c)(e)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229

$(0.40)	$16.17		2.83%		$153,249	0.79	%(c)	0.84	%(c)	1.37	%(c)	96%
(0.66)	16.14		3.40		150,441	0.77	(c)	0.77	(c)	0.85	(c)	586
(0.48)	16.26	(d)	5.59	(d)	136,127	0.79	(c)	0.83	(c)	1.12	(c)	680
(0.36)	15.87		4.55		20,664	0.96	(c)	0.96	(c)	1.11	(c)	500
(0.61)	15.53		2.99		503	1.00	(c)(e)(f)	1.16	(c)(e)(f)	1.67	(c)(e)(f)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229

$(0.46)	$16.29		2.85%		$385,323	0.71	%(c)	0.78	%(c)	1.41	%(c)	96%
(0.66)	16.32		3.52		345,453	0.69	(c)	0.77	(c)	1.01	(c)	586
(0.42)	16.42	(d)	5.62	(d)	205,068	0.74	(c)	0.87	(c)	0.86	(c)	680
(0.29)	15.96		4.60		146,194	0.90	(c)	0.90	(c)	1.21	(c)	500
(0.64)	15.54		3.08		55,028	0.90	(c)(e)(f)	1.22	(c)(e)(f)	1.71	(c)(e)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229

$(0.46)	$16.23		2.93%		$57,091	0.69	%(c)	0.71	%(c)	1.46	%(c)	96%
(0.63)	16.24		3.47		50,899	0.67	(c)	0.71	(c)	0.97	(c)	586
(0.54)	16.32	(d)	4.64	(d)	34,047	0.68	(c)(e)	0.76	(c)(e)	1.17	(c)(e)	680

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	305

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
9/30/2019	$18.94	$0.11	$(0.06)	$0.05	$(0.15)	$(0.99)
9/30/2018	17.80	0.09	1.35	1.44	(0.30)	—
9/30/2017	16.20	0.13	1.71	1.84	(0.24)	—
9/30/2016	15.79	0.11	0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
Class C
9/30/2019	$18.09	$(0.01)	$(0.05)	$(0.06)	$—	$(0.99)
9/30/2018	17.06	(0.05)	1.30	1.25	(0.22)	—
9/30/2017	15.59	—	1.63	1.63	(0.16)	—
9/30/2016	15.43	0.01	0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	—	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
Class P
9/30/2019	$18.68	$0.14	$(0.07)	$0.07	$(0.32)	$(0.99)
9/30/2018	17.61	0.12	1.33	1.45	(0.38)	—
9/30/2017	16.18	0.18	1.65	1.83	(0.40)	—
9/30/2016	15.92	0.14	0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
Institutional Class
9/30/2019	$19.21	$0.16	$(0.04)	$0.12	$(0.15)	$(0.99)
9/30/2018	17.92	0.16	1.33	1.49	(0.20)	—
9/30/2017	16.24	0.14	1.74	1.88	(0.20)	—
9/30/2016	15.86	0.11	0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

306	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.14)	$17.85		1.02%		$499	1.25%		10.03%		0.64%		13%
(0.30)	18.94		8.13		544	1.25	(c)	7.40	(c)	0.50	(c)	21
(0.24)	17.80		11.44		582	1.25	(c)	8.26	(c)	0.75	(c)	—
(0.23)	16.20	(d)	4.11	(d)	624	1.25	(c)	3.63	(c)	0.70	(c)	6
(1.00)	15.79		(5.68)		1,067	1.26	(e)(c)(f)	2.31	(e)(c)(f)	0.98	(e)(c)(f)	98
(1.09)	17.74	(d)	9.57	(d)	1,491	1.25		3.70		0.70		5

$(0.99)	$17.04		0.31%		$187	2.00%		10.82%		(0.08)%		13%
(0.22)	18.09		7.35		230	2.00	(c)	8.20	(c)	(0.26	)(c)	21
(0.16)	17.06		10.51		278	2.00	(c)	6.58	(c)	(0.01	)(c)	—
(0.36)	15.59	(d)	3.42	(d)	271	2.00	(c)	4.37	(c)	0.06	(c)	6
(0.98)	15.43		(6.31)		280	2.01	(e)(c)(f)	2.93	(e)(c)(f)	0.36	(e)(c)(f)	98
(1.12)	17.45	(d)	8.78	(d)	180	2.00		4.48		(0.05)		5

$(1.31)	$17.44		1.25%		$71	1.10%		9.79%		0.80%		13%
(0.38)	18.68		8.28		69	1.10	(c)	7.20	(c)	0.65	(c)	21
(0.40)	17.61		11.51		19	1.10	(c)	5.59	(c)	1.05	(c)	—
(0.42)	16.18	(d)	4.31	(d)	12	1.10	(c)	3.29	(c)	0.91	(c)	6
(1.03)	15.92		(5.62)		12	1.11	(e)(c)(f)	1.91	(e)(c)(f)	1.06	(e)(c)(f)	98
(1.01)	17.90	(d)	9.77	(d)	13	1.10		3.38		0.85		5

$(1.14)	$18.19		1.36%		$1,497	1.00%		9.71	%(c)	0.88%		13%
(0.20)	19.21		8.36		2,085	1.00	(c)	7.10	(c)	0.86	(c)	21
(0.20)	17.92		11.66		1,705	1.00	(c)	5.12	(c)	0.81	(c)	—
(0.32)	16.24	(d)	4.45	(d)	4,745	1.00	(c)	3.09	(c)	0.68	(c)	6
(1.10)	15.86		(5.55)		12,973	1.01	(e)(c)(f)	1.98	(e)(c)(f)	1.27	(e)(c)(f)	98
(1.05)	17.89	(d)	9.87	(d)	12,678	1.00		3.04	(c)	1.00		5

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	307

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:^

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
9/30/2019	$20.52	$(0.20)	$(4.88)	$(5.08)	$(4.16)	$11.28
9/30/2018	23.68	(0.37)	2.79	2.42	(5.58)	20.52
9/30/2017	21.85	(0.42)	4.04	3.62	(1.79)	23.68	(c)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
Class P
9/30/2019	$20.99	$(0.18)	$(4.98)	$(5.16)	$(4.16)	$11.67
9/30/2018	24.03	(0.31)	2.85	2.54	(5.58)	20.99
9/30/2017	22.08	(0.35)	4.09	3.74	(1.79)	24.03	(c)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
Institutional Class
9/30/2019	$21.04	$(0.17)	$(4.99)	$(5.16)	$(4.16)	$11.72
9/30/2018	24.08	(0.31)	2.85	2.54	(5.58)	21.04
9/30/2017	22.13	(0.36)	4.10	3.74	(1.79)	24.08	(c)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

308	Annual Report	| September 30, 2019 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

(23.13)%	$4,083	1.80%		2.36%		(1.55)%		37%
13.62	8,898	2.09		2.37		(1.86)		41
17.69 (c)	12,331	2.35		2.40		(1.93)		33
5.73	19,312	2.26		2.26		(1.83)		32
(4.08)	41,119	2.08	(d)(e)	2.08	(d)(e)	(1.70	)(d)(e)	43
(1.98)	53,192	2.16		2.16		(1.81)		66

(22.95)%	$1,949	1.56%		2.06%		(1.32)%		37%
13.98	5,925	1.75		2.09		(1.50)		41
18.07 (c)	4,478	2.02		2.07		(1.62)		33
6.02	5,343	1.97		1.97		(1.54)		32
(3.84)	7,710	1.81	(d)(e)	1.81	(d)(e)	(1.42	)(d)(e)	43
(1.77)	10,561	1.94		1.94		(1.67)		66

(22.88)%	$10,417	1.53%		2.05%		(1.28)%		37%
13.95	18,979	1.75		2.12		(1.51)		41
18.04 (c)	21,208	2.06		2.12		(1.65)		33
6.10	23,504	1.94		1.94		(1.52)		32
(4.00)	43,621	1.97	(d)(e)	1.97	(d)(e)	(1.60	)(d)(e)	43
(1.84)	49,525	2.00		2.00		(1.65)		66

See accompanying Notes to Financial Statements	| September 30, 2019 |	Annual Report	309

Notes to Financial Statements

September 30, 2019

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2019, the Trust consisted of thirty eight separate investment series (each a “Fund” and together the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the ten-year anniversary of purchase. Such conversions are subject to certain limitations.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the periods or years ended September 30, 2019 and September 30, 2018. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Multi Asset Income
Class	Date	Shares	Amount
Institutional	2/1/18	560	$10,000

AllianzGI Core Bond
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	1,665,333	24,980,000
Totals		1,666,667	$25,000,000

AllianzGI Core Plus Bond
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	2,665,333	39,980,000
Totals		2,666,667	$40,000,000

AllianzGI Floating Rate Note
Class	Date	Shares	Amount
P	12/27/17	667	$10,000
Institutional	12/27/17	666,666	10,000,000
Totals		667,333	$10,010,000

AllianzGI Green Bond
Class	Date	Shares	Amount
A	11/19/18	667	$10,000
P	11/19/18	667	10,000
Institutional	11/19/18	332,000	4,980,000
Totals		333,334	$5,000,000

AllianzGI PerformanceFee Managed Futures Strategy
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	3,000	30,000
Totals		5,000	$50,000

AllianzGI Preferred Securities and Income
Class	Date	Shares	Amount
P	5/30/18	667	$10,000
Institutional	5/30/18	667	10,000
R6	5/30/18	665,333	9,980,000
Totals		666,667	$10,000,000

AllianzGI Short Term Bond
Class	Date	Shares	Amount
A	8/23/18	667	$10,000
P	8/23/18	667	10,000
Institutional	8/23/18	332,000	4,980,000
Totals		333,334	$5,000,000

The following Funds sold and issued shares of beneficial interest to Allianz of America, Inc. (“Allianz of America”) during the period ended September 30, 2018. Allianz of America is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI PerformanceFee Structured US Equity
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

AllianzGI PerformanceFee Structured US Fixed Income
Class	Date	Shares	Amount
P	12/18/17	1,000	$10,000
Institutional	12/18/17	1,000	10,000
R6	12/18/17	2,498,000	24,980,000
Totals		2,500,000	$25,000,000

310	September 30, 2019 |	Annual Report

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and there after current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Multi Asset Income	The Fund seeks current income, and secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Best Styles Global Equity	The Funds seek long-term capital appreciation.
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI NFJ Emerging Markets Value
AllianzGI PerformanceFee Managed Futures Strategy
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Core Bond	The Fund seeks current income, consistent with minimal fluctuations of principal.
AllianzGI Core Plus Bond	The Fund seeks total return, consisting of current income and capital appreciation.
AllianzGI Green Bond	The Fund seeks to provide total return, through a combination of capital appreciation and current income by investing in Green Bonds.
AllianzGI Emerging Markets SRI Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Floating Rate Note	The Fund seeks to maximize current income.
AllianzGI Global High Yield	The Fund seeks total return with a controlled level of portfolio risk.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI Ultra Micro Cap
AllianzGI PerformanceFee Structured US Equity	The Fund seeks to earn total return that exceeds the return of the S&P 500 Index.
AllianzGI PerformanceFee Structured US Fixed Income	The Fund seeks to earn total return that exceeds the return of the Bloomberg Barclays U.S. Aggregate Bond Index.
AllianzGI Preferred Securities and Income	The Fund seeks total return consisting of high current income and capital appreciation.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI Short Term Bond	The Fund seeks capital preservation, followed by liquidity and positive total return.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Annual Report	| September 30, 2019	311

Notes to Financial Statements (cont’d)

September 30, 2019

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications, including in some of its principal service contracts. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

Like many other companies, the Funds’ organizational documents provide that its officers (“Officers”) and the Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and, under normal circumstances, ETFs are valued at their current market trading price. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued

appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV of a Fund’s shares may change on days when an investor is not able to purchase or redeem or exchange shares.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m., Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the

312	September 30, 2019 |	Annual Report

financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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Notes to Financial Statements (cont’d)

September 30, 2019

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2019 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$15,694,129	—	—	$15,694,129
Exchange-Traded Funds	1,698,460	—	—	1,698,460
Repurchase Agreements	—	$120,000	—	120,000
	17,392,589	120,000	—	17,512,589
Other Financial Instruments* – Assets
Interest Rate Contracts	10,894	—	—	10,894
Market Price	10,981	—	—	10,981
	21,875	—	—	21,875

314	September 30, 2019 |	Annual Report

AllianzGI Retirement 2020 (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	$(2,249)	—	—	$(2,249)
Interest Rate Contracts	(7,708)	—	—	(7,708)
Market Price	(11,360)	—	—	(11,360)
	(21,317)	—	—	(21,317)
Totals	$17,393,147	$120,000	—	$17,513,147

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$23,157,239	—	—	$23,157,239
Exchange-Traded Funds	751,414	—	—	751,414
Repurchase Agreements	—	$282,000	—	282,000
	23,908,653	282,000	—	24,190,653
Other Financial Instruments* – Assets
Interest Rate Contracts	17,671	—	—	17,671
Market Price	12,688	—	—	12,688
	30,359	—	—	30,359
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(3,364)	—	—	(3,364)
Interest Rate Contracts	(9,635)	—	—	(9,635)
Market Price	(22,954)	—	—	(22,954)
	(35,953)	—	—	(35,953)
Totals	$23,903,059	$282,000	—	$24,185,059

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$32,830,296	—	—	$32,830,296
Exchange-Traded Funds	353,886	—	—	353,886
Repurchase Agreements	—	$1,233,000	—	1,233,000
U.S. Treasury Obligations	—	499,626	—	499,626
	33,184,182	1,732,626	—	34,916,808
Other Financial Instruments* – Assets
Interest Rate Contracts	24,447	—	—	24,447
Market Price	21,098	—	—	21,098
	45,545	—	—	45,545
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(5,595)	—	—	(5,595)
Interest Rate Contracts	(12,847)	—	—	(12,847)
Market Price	(42,595)	—	—	(42,595)
	(61,037)	—	—	(61,037)
Totals	$33,168,690	$1,732,626	—	$34,901,316

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Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$24,090,096	—	—	$24,090,096
Exchange-Traded Funds	275,934	—	—	275,934
Repurchase Agreements	—	$1,137,000	—	1,137,000
	24,366,030	1,137,000	—	25,503,030
Other Financial Instruments* – Assets
Interest Rate Contracts	19,545	—	—	19,545
Market Price	18,125	—	—	18,125
	37,670	—	—	37,670
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(5,595)	—	—	(5,595)
Interest Rate Contracts	(10,278)	—	—	(10,278)
Market Price	(45,795)	—	—	(45,795)
	(61,668)	—	—	(61,668)
Totals	$24,342,032	$1,137,000	—	$25,479,032

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$27,192,690	—	—	$27,192,690
Exchange-Traded Funds	312,078	—	—	312,078
Repurchase Agreements	—	$688,000	—	688,000
	27,504,768	688,000	—	28,192,768
Other Financial Instruments* – Assets
Interest Rate Contracts	22,823	—	—	22,823
Market Price	21,655	—	—	21,655
	44,478	—	—	44,478
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(5,601)	—	—	(5,601)
Interest Rate Contracts	(14,750)	—	—	(14,750)
Market Price	(64,900)	—	—	(64,900)
	(85,251)	—	—	(85,251)
Totals	$27,463,995	$688,000	—	$28,151,995

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$16,443,673	—	—	$16,443,673
Exchange-Traded Funds	194,835	—	—	194,835
Repurchase Agreements	—	$686,000	—	686,000
	16,638,508	686,000	—	17,324,508
Other Financial Instruments* – Assets
Interest Rate Contracts	14,675	—	—	14,675
Market Price	16,342	—	—	16,342
	31,017	—	—	31,017
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(3,364)	—	—	(3,364)
Interest Rate Contracts	(9,620)	—	—	(9,620)
Market Price	(50,256)	—	—	(50,256)
	(63,240)	—	—	(63,240)
Totals	$16,606,285	$686,000	—	$17,292,285

316	September 30, 2019 |	Annual Report

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$22,500,166	—	—	$22,500,166
Exchange-Traded Funds	259,795	—	—	259,795
Repurchase Agreements	—	$726,000	—	726,000
	22,759,961	726,000	—	23,485,961
Other Financial Instruments* – Assets
Interest Rate Contracts	16,298	—	—	16,298
Market Price	21,064	—	—	21,064
	37,362	—	—	37,362
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(5,601)	—	—	(5,601)
Interest Rate Contracts	(9,620)	—	—	(9,620)
Market Price	(59,040)	—	—	(59,040)
	(74,261)	—	—	(74,261)
Totals	$22,723,062	$726,000	—	$23,449,062

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$11,238,519	—	—	$11,238,519
Exchange-Traded Funds	130,459	—	—	130,459
Repurchase Agreements	—	$505,000	—	505,000
	11,368,978	505,000	—	11,873,978
Other Financial Instruments* – Assets
Interest Rate Contracts	8,149	—	—	8,149
Market Price	10,028	—	—	10,028
	18,177	—	—	18,177
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(3,377)	—	—	(3,377)
Interest Rate Contracts	(5,131)	—	—	(5,131)
Market Price	(27,745)	—	—	(27,745)
	(36,253)	—	—	(36,253)
Totals	$11,350,902	$505,000	—	$11,855,902

AllianzGI Multi Asset Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$14,748,213	—	—	$14,748,213
Exchange-Traded Funds	5,572,368	—	—	5,572,368
Common Stock	3,256,452	—	—	3,256,452
Repurchase Agreements	—	$306,000	—	306,000
	23,577,033	306,000	—	23,883,033
Other Financial Instruments* – Assets
Interest Rate Contracts	5,105	—	—	5,105
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(11,869)	—	—	(11,869)
Interest Rate Contracts	(96,959)	—	—	(96,959)
Market Price	(95,915)	—	—	(95,915)
	(204,743)	—	—	(204,743)
Totals	$23,377,395	$306,000	—	$23,683,395

Annual Report	| September 30, 2019	317

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Mutual Funds	$294,040,432	—	—	$294,040,432
Exchange-Traded Funds	14,966,189	—	—	14,966,189
Repurchase Agreements	—	$5,274,000	—	5,274,000
	309,006,621	5,274,000	—	314,280,621
Other Financial Instruments* – Assets
Market Price	112,275	—	—	112,275
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(29,954)	—	—	(29,954)
Interest Rate Contracts	(370,385)	—	—	(370,385)
Market Price	(187,070)	—	—	(187,070)
	(587,409)	—	—	(587,409)
Totals	$308,531,487	$5,274,000	—	$313,805,487

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Australia	—	$10,174,235	—	$10,174,235
Austria	$274,432	1,775,781	—	2,050,213
Chile	475,748	183,910	—	659,658
China	3,312,643	11,512,792	$1,153	14,826,588
Czech Republic	—	264,433	—	264,433
Denmark	—	1,105,885	—	1,105,885
Finland	—	1,156,427	—	1,156,427
France	886,814	17,185,646	—	18,072,460
Germany	—	7,381,992	—	7,381,992
Hong Kong	—	2,618,968	—	2,618,968
Hungary	—	410,624	—	410,624
Indonesia	—	2,042,198	—	2,042,198
Ireland	207,669	463,362	—	671,031
Israel	231,319	1,377,099	—	1,608,418
Italy	556,862	5,063,137	—	5,619,999
Japan	—	29,728,847	—	29,728,847
Korea (Republic of)	1,554,356	3,902,379	—	5,456,735
Malaysia	434,010	1,099,936	—	1,533,946
Netherlands	623,336	3,806,073	—	4,429,409
New Zealand	—	1,461,599	—	1,461,599
Norway	—	2,900,360	—	2,900,360
Philippines	692,729	524,965	—	1,217,694
Poland	—	230,327	—	230,327
Qatar	—	397,325	—	397,325
Singapore	—	496,220	—	496,220
Spain	—	3,492,786	—	3,492,786
Sweden	120,584	2,385,040	—	2,505,624
Switzerland	—	7,743,896	—	7,743,896
Taiwan	1,578,475	5,960,068	—	7,538,543
Thailand	—	—	1,829,586	1,829,586

318	September 30, 2019 |	Annual Report

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Turkey	—	$1,417,099	—	$1,417,099
United Arab Emirates	—	769,168	—	769,168
United Kingdom	$1,733,606	14,437,890	—	16,171,496
All Other	209,979,048	—	—	209,979,048
Preferred Stock:
Brazil	554,322	—	—	554,322
Colombia	259,093	—	—	259,093
All Other	—	1,410,845	—	1,410,845
Exchange-Traded Funds	1,418,046	—	—	1,418,046
Repurchase Agreements	—	3,664,000	—	3,664,000
Totals	$224,893,092	$148,545,312	$1,830,739	$375,269,143

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Austria	$29,004	$109,252	—	$138,256
Belgium	14,364	109,050	—	123,414
Brazil	67,113	—	—	67,113
Canada	284,035	—	—	284,035
China	21,308	287,434	—	308,742
Finland	16,682	161,961	—	178,643
France	25,466	2,016,243	—	2,041,709
Germany	255,092	994,999	—	1,250,091
Ireland	22,767	56,246	—	79,013
Italy	38,215	1,017,093	—	1,055,308
Japan	8,263	5,655,740	—	5,664,003
Mexico	68,610	—	—	68,610
Philippines	4,237	—	—	4,237
Singapore	10,600	421,259	$12,112	443,971
Sweden	6,061	377,052	—	383,113
Thailand	—	—	63,236	63,236
United Kingdom	203,913	3,264,796	—	3,468,709
All Other	—	7,071,656	—	7,071,656
Exchange-Traded Funds	244,280	—	—	244,280
Preferred Stock:
Brazil	59,022	—	—	59,022
Germany	—	87,275	—	87,275
Rights	400	—	—	400
Totals	$1,379,432	$21,630,056	$75,348	$23,084,836

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock	$50,848,820	—	—	$50,848,820
Repurchase Agreements	—	$1,007,000	—	1,007,000
Totals	$50,848,820	$1,007,000	—	$51,855,820

Annual Report	| September 30, 2019	319

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Convertible Bonds & Notes:
Diversified Financial Services	—	$2,270,084	$3,857,048	$6,127,132
All Other	—	501,667,553	—	501,667,553
Convertible Preferred Stock:
Electronics	—	2,725,550	—	2,725,550
Equity Real Estate Investment Trusts (REITs)	—	7,712,004	—	7,712,004
Hand/Machine Tools	$4,451,414	4,777,878	—	9,229,292
Healthcare-Products	13,350,393	7,179,265	—	20,529,658
All Other	77,524,285	—	—	77,524,285
Repurchase Agreements	—	21,714,000	—	21,714,000
Totals	$95,326,092	$548,046,334	$3,857,048	$647,229,474

AllianzGI Core Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
U.S. Government Agency Securities	—	$14,537,739	—	$14,537,739
Corporate Bonds & Notes	—	9,443,705	—	9,443,705
Asset-Backed Securities	—	6,778,076	—	6,778,076
U.S. Treasury Obligations	—	5,386,685	—	5,386,685
	—	36,146,205	—	36,146,205
Other Financial Instruments* – Assets
Credit Contracts	—	8,259	—	8,259
Other Financial Instruments* – Liabilities
Credit Contracts	—	(6,093)	—	(6,093)
Interest Rate Contracts	$(36,313)	—	—	(36,313)
	(36,313)	(6,093)	—	(42,406)
Totals	$(36,313)	$36,148,371	—	$36,112,058

AllianzGI Core Plus Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
U.S. Government Agency Securities	—	$25,641,574	—	$25,641,574
Corporate Bonds & Notes	—	19,843,254	—	19,843,254
Asset-Backed Securities	—	12,532,496	—	12,532,496
U.S. Treasury Obligations	—	8,964,691	—	8,964,691
Preferred Stock	$867,008	—	—	867,008
	867,008	66,982,015	—	67,849,023
Other Financial Instruments* – Assets
Credit Contracts	—	16,075	—	16,075
Interest Rate Contracts	2,135	—	—	2,135
	2,135	16,075	—	18,210
Other Financial Instruments* – Liabilities
Credit Contracts	—	(18,274)	—	(18,274)
Interest Rate Contracts	(34,555)	—	—	(34,555)
	(34,555)	(18,274)	—	(52,829)
Totals	$834,588	$66,979,816	—	$67,814,404

320	September 30, 2019 |	Annual Report

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Brazil	$2,364,848	—	—	$2,364,848
Canada	719,306	—	—	719,306
China	3,309,320	$11,014,800	—	14,324,120
India	1,398,866	1,454,750	—	2,853,616
Mexico	1,185,714	—	—	1,185,714
Philippines	250,226	557,552	$575	808,353
Russian Federation	481,545	—	—	481,545
Thailand	—	—	2,327,954	2,327,954
United States	3,339,797	—	—	3,339,797
All Other	—	9,591,021	—	9,591,021
Preferred Stock	720,773	—	—	720,773
Repurchase Agreements	—	505,000	—	505,000
Totals	$13,770,395	$23,123,123	$2,328,529	$39,222,047

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Brazil	$582,543	—	—	$582,543
China	79,028	$854,864	—	933,892
Czech Republic	37,522	—	—	37,522
India	81,108	860,170	—	941,278
Korea (Republic of)	259,887	502,167	—	762,054
Mexico	342,017	—	—	342,017
Russian Federation	69,045	—	$36,894	105,939
South Africa	146,075	319,195	—	465,270
Thailand	—	—	496,692	496,692
All Other	—	2,675,339	—	2,675,339
Preferred Stock:
Brazil	372,900	—	—	372,900
Russian Federation	—	—	221,365	221,365
Repurchase Agreements	—	276,000	—	276,000
Totals	$1,970,125	$5,487,735	$754,951	$8,212,811

AllianzGI Emerging Markets SRI Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Sovereign Debt Obligations	—	$18,604,441	—	$18,604,441
Corporate Bonds & Notes	—	1,092,737	—	1,092,737
Repurchase Agreements	—	770,000	—	770,000
	—	20,467,178	—	20,467,178
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	13,437	—	13,437

Annual Report	| September 30, 2019	321

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Emerging Markets SRI Debt (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(12,597)	—	$(12,597)
Interest Rate Contracts	$(7,641)	—	—	(7,641)
	(7,641)	(12,597)	—	(20,238)
Totals	$(7,641)	$20,468,018	—	$20,460,377

AllianzGI Floating Rate Note:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes	—	$11,222,057	—	$11,222,057
Mortgage-Backed Securities	—	1,321,638	—	1,321,638
Asset-Backed Securities	—	694,545	—	694,545
Sovereign Debt Obligations	—	311,028	—	311,028
U.S. Government Agency Securities	—	41,665	—	41,665
	—	13,590,933	—	13,590,933
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	32,825	—	32,825
Interest Rate Contracts	$8,440	—	—	8,440
	8,440	32,825	—	41,265
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,471)	—	(2,471)
Interest Rate Contracts	(914)	—	—	(914)
	(914)	(2,471)	—	(3,385)
Totals	$7,526	$13,621,287	—	$13,628,813

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Australia	—	$752,136	—	$752,136
Austria	$35,693	93,688	—	129,381
Belgium	35,232	78,076	—	113,308
Chile	36,256	19,290	—	55,546
China	281,012	1,248,458	$34	1,529,504
Czech Republic	39,482	78,262	—	117,744
Denmark	8,063	131,921	—	139,984
Finland	58,069	162,059	—	220,128
France	94,295	1,248,798	—	1,343,093
Germany	37,777	696,683	—	734,460
Hong Kong	—	508,930	—	508,930
Hungary	—	88,534	—	88,534
Indonesia	—	111,606	—	111,606
Ireland	25,656	25,424	—	51,080
Israel	14,200	206,002	—	220,202
Italy	52,212	512,650	—	564,862
Japan	—	4,027,726	—	4,027,726
Korea (Republic of)	136,834	511,290	—	648,124

322	September 30, 2019 |	Annual Report

AllianzGI Global Dynamic Allocation (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Malaysia	$34,359	$250,492	—	$284,851
Netherlands	97,325	321,108	—	418,433
New Zealand	—	162,760	—	162,760
Norway	—	213,133	—	213,133
Philippines	62,110	58,085	—	120,195
Poland	—	36,706	—	36,706
Russian Federation	—	3,582	—	3,582
Singapore	4,838	361,136	—	365,974
South Africa	—	31,391	—	31,391
Spain	1,151	293,377	—	294,528
Sweden	20,119	178,029	—	198,148
Switzerland	497	1,138,209	—	1,138,706
Taiwan	66,507	1,220,459	$7,958	1,294,924
Thailand	—	32,779	410,024	442,803
Turkey	2,730	167,539	—	170,269
United Kingdom	180,318	1,196,711	—	1,377,029
All Other	25,846,404	—	—	25,846,404
Corporate Bonds & Notes	—	35,676,201	—	35,676,201
Mutual Funds	29,560,084	—	—	29,560,084
Exchange-Traded Funds	22,950,870	—	—	22,950,870
Preferred Stock:
Germany	—	20,311	—	20,311
Korea (Republic of)	—	68,230	—	68,230
All Other	308,485	—	—	308,485
U.S. Treasury Obligations	—	252,660	—	252,660
Rights	—	—	207	207
Repurchase Agreements	—	13,954,000	—	13,954,000
	79,990,578	66,138,431	418,223	146,547,232
Other Financial Instruments* – Assets
Interest Rate Contracts	112,793	—	—	112,793
Market Price	76,532	—	—	76,532
	189,325	—	—	189,325
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(35,041)	—	—	(35,041)
Interest Rate Contracts	(90,458)	—	—	(90,458)
Market Price	(204,073)	—	—	(204,073)
	(329,572)	—	—	(329,572)
Totals	$79,850,331	$66,138,431	$418,223	$146,406,985

AllianzGI Global High Yield:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes	—	$22,598,371	—	$22,598,371
Repurchase Agreements	—	1,062,000	—	1,062,000
U.S. Treasury Obligations	—	737,809	—	737,809
	—	24,398,180	—	24,398,180

Annual Report	| September 30, 2019	323

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global High Yield (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$56,622	—	$56,622
Interest Rate Contracts	$5,039	—	—	5,039
Market Price	3,000	—	—	3,000
	8,039	56,622	—	64,661
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,824)	—	(1,824)
Totals	$8,039	$24,452,978	—	$24,461,017

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Australia	—	$345,158	—	$345,158
Denmark	—	350,364	—	350,364
France	—	573,508	—	573,508
Germany	$632,652	1,185,614	—	1,818,266
Hong Kong	—	284,817	—	284,817
Japan	—	1,051,899	—	1,051,899
Korea (Republic of)	5,090	361,703	—	366,793
Spain	—	898,913	—	898,913
Sweden	—	872,226	—	872,226
Switzerland	—	919,043	—	919,043
United Kingdom	—	2,823,179	—	2,823,179
All Other	13,915,983	—	—	13,915,983
Repurchase Agreements	—	882,000	—	882,000
Totals	$14,553,725	$10,548,424	—	$25,102,149

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Austria	—	$14,971,827	—	$14,971,827
China	—	28,527,901	—	28,527,901
Finland	—	4,080,589	—	4,080,589
France	—	61,703,276	—	61,703,276
Netherlands	—	9,012,961	—	9,012,961
Sweden	—	17,963,659	—	17,963,659
Switzerland	—	27,371,159	—	27,371,159
United Kingdom	$15,502,521	57,966,863	—	73,469,384
All Other	366,372,134	—	—	366,372,134
Repurchase Agreements	—	2,036,000	—	2,036,000
Totals	$381,874,655	$223,634,235	—	$605,508,890

324	September 30, 2019 |	Annual Report

AllianzGI Green Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes	—	$5,982,387	—	$5,982,387
Sovereign Debt Obligations	—	864,852	—	864,852
	—	6,847,239	—	6,847,239
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	8,106	—	8,106
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,043)	—	(1,043)
Totals	—	$6,854,302	—	$6,854,302

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes:
Commercial Services	—	$5,525,981	$126,445	$5,652,426
Diversified Financial Services	—	5,443,889	1,447,756	6,891,645
Media	—	10,075,550	3	10,075,553
All Other	—	88,253,563	—	88,253,563
Preferred Stock	—	—	6,148,346	6,148,346
Common Stock	—	—	68,462	68,462
Warrants	—	—	38,239	38,239
Repurchase Agreements	—	3,348,000	—	3,348,000
Totals	—	$112,646,983	$7,829,251	$120,476,234

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Germany	$4,091,705	$4,278,240	—	$8,369,945
Thailand	—	—	$494,789	494,789
United Kingdom	1,615,474	14,060,895	—	15,676,369
All Other	—	68,128,617	—	68,128,617
Preferred Stock	—	972,982	—	972,982
Repurchase Agreements	—	1,810,000	—	1,810,000
Totals	$5,707,179	$89,250,734	$494,789	$95,452,702

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock	$16,849,842	—	—	$16,849,842
Repurchase Agreements	—	$300,000	—	300,000
Totals	$16,849,842	$300,000	—	$17,149,842

Annual Report	| September 30, 2019	325

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock:
Brazil	$3,573,338	—	—	$3,573,338
Chile	549,445	—	—	549,445
China	7,643,025	$20,691,974	—	28,334,999
France	554,810	1,084,153	—	1,638,963
India	2,307,417	9,199,355	—	11,506,772
Korea (Republic of)	779,607	6,327,373	—	7,106,980
Mexico	2,811,550	—	—	2,811,550
Peru	1,111,043	—	—	1,111,043
Russian Federation	3,630,896	—	$1,612,979	5,243,875
South Africa	1,763,098	2,406,084	—	4,169,182
Taiwan	1,169,855	9,558,732	—	10,728,587
United Kingdom	555,968	492,757	—	1,048,725
United States	3,959,495	—	—	3,959,495
All Other	—	16,675,202	—	16,675,202
Preferred Stock:
Brazil	2,213,363	—	—	2,213,363
Korea (Republic of)	—	2,060,897	—	2,060,897
Rights	—	—	3,590	3,590
Repurchase Agreements	—	175,000	—	175,000
Totals	$32,622,910	$68,671,527	$1,616,569	$102,911,006

AllianzGI PerformanceFee Managed Futures Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
U.S. Treasury Obligations	—	$21,464,726	—	$21,464,726
Mutual Funds	$1,412,329	—	—	1,412,329
Repurchase Agreements	—	4,927,000	—	4,927,000
	1,412,329	26,391,726	—	27,804,055
Other Financial Instruments* – Assets
Commodity Contracts	612,729	—	—	612,729
Foreign Exchange Contracts	265,987	—	—	265,987
Interest Rate Contracts	56,358	—	—	56,358
Market Price	44,086	—	—	44,086
	979,160	—	—	979,160
Other Financial Instruments* – Liabilities
Commodity Contracts	(637,347)	—	—	(637,347)
Credit Contracts	—	(44,819)	—	(44,819)
Foreign Exchange Contracts	(11,516)	—	—	(11,516)
Interest Rate Contracts	(125,540)	—	—	(125,540)
Market Price	(88,720)	—	—	(88,720)
	(863,123)	(44,819)	—	(907,942)
Totals	$1,528,366	$26,346,907	—	$27,875,273

326	September 30, 2019 |	Annual Report

AllianzGI PerformanceFee Structured US Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Exchange-Traded Funds	$114,357,340	—	—	$114,357,340
Repurchase Agreements	—	$736,000	—	736,000
Options Purchased:
Market Price	385,771	33,162	—	418,933
	114,743,111	769,162	—	115,512,273
Investments in Securities – Liabilities
Options Written:
Market Price	(685,843)	(30,604)	—	(716,447)
Totals	$114,057,268	$738,558	—	$114,795,826

AllianzGI PerformanceFee Structured US Fixed Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Exchange-Traded Funds	$29,416,391	—	—	$29,416,391
Options Purchased:
Market Price	2,348	—	—	2,348
	29,418,739	—	—	29,418,739
Investments in Securities – Liabilities
Options Written:
Market Price	(85,626)	(7,792)	—	(93,418)
Totals	$29,333,113	$(7,792)	—	$29,325,321

AllianzGI Preferred Securities and Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes	—	$13,284,569	—	$13,284,569
Preferred Stock	$3,421,067	—	—	3,421,067
Convertible Preferred Stock	500,608	—	—	500,608
	3,921,675	13,284,569	—	17,206,244
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(372)	—	—	(372)
Totals	$3,921,303	$13,284,569	—	$17,205,872

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes	—	$1,013,964,519	—	$1,013,964,519
Senior Loans	—	111,215,336	—	111,215,336
Repurchase Agreements	—	56,983,000	—	56,983,000
Totals	—	$1,182,162,855	—	$1,182,162,855

Annual Report	| September 30, 2019	327

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Short Term Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Corporate Bonds & Notes	$—	$8,982,034	—	$8,982,034
U.S. Treasury Obligations	—	1,810,231	—	1,810,231
U.S. Government Agency Securities	—	675,812	—	675,812
Repurchase Agreements	—	5,785,000	—	5,785,000
Totals	—	$17,253,077	—	$17,253,077

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Exchange-Traded Funds	$601,816,320	—	—	$601,816,320
Repurchase Agreements	—	$116,014,000	—	116,014,000
Options Purchased:
Market Price	3,633,444	378,164	—	4,011,608
	605,449,764	116,392,164	—	721,841,928
Investments in Securities – Liabilities
Options Written:
Market Price	(80,323,860)	(343,579)	—	(80,667,439)
Totals	$525,125,904	$116,048,585	—	$641,174,489

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Exchange-Traded Funds	$2,243,581	—	—	$2,243,581
Options Purchased:
Market Price	24,642	$23,728	—	48,370
	2,268,223	23,728	—	2,291,951
Investments in Securities – Liabilities
Options Written:
Market Price	(2,155)	—	—	(2,155)
Totals	$2,266,068	$23,728	—	$2,289,796

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/19
Common Stock	$16,393,291	—	—	$16,393,291
Repurchase Agreements	—	$346,000	—	346,000
Totals	$16,393,291	$346,000	—	$16,739,291

328	September 30, 2019 |	Annual Report

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2019, was as follows:

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/19
Common Stock:
China	$1,154	$—	$—	$—	$—	$(1)	$—	$—	$1,153
Greece	42,719	—	—	—	—	(42,719)	—	—	—
Thailand	3,535,634	1,049,171	(2,480,501)	—	(77,461)	(197,257)	—	—	1,829,586
Totals	$3,579,507	$1,049,171	$(2,480,501)	$—	$(77,461)	$(239,977)	$—	$—	$1,830,739

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/19
Common Stock:
Singapore	$—	$31,151	$—	$—	$—	$(19,039)	$—	$—	$12,112
Thailand	58,610	32,305	(24,031)	—	(1,508)	(2,140)	—	—	63,236
Totals	$58,610	$63,456	$(24,031)	$—	$(1,508)	$(21,179)	$—	$—	$75,348

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/19
Convertible Bonds & Notes:
Diversified Financial Services	$1,866,247	$2,710,346	$(1,628,228)	$699	$170,525	$737,459	$—	$—	$3,857,048

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/19
Common Stock:
Philippines	$—	$511	$—	$—	$—	$64	$—	$—	$575
Thailand	2,756,833	784,175	(1,263,961)	—	(59,637)	110,544	—	—	2,327,954
Totals	$2,756,833	$784,686	$(1,263,961)	$—	$(59,637)	$110,608	$—	$—	$2,328,529

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/19
Common Stock:
Czech Republic	$22,945	$—	$(22,838)	$—	$9,400	$(9,507)	$—	$—	$—
Russian Federation	39,676	1,199	(9,826)	—	464	5,381	—	—	36,894
Thailand	760,251	294,462	(544,493)	—	(2,102)	(11,426)	—	—	496,692
Preferred Stock:
Russian Federation	292,702	6,464	(82,524)	—	10,013	(5,290)	—	—	221,365
Totals	$1,115,574	$302,125	$(659,681)	$—	$17,775	$(20,842)	$—	$—	$754,951

Annual Report	| September 30, 2019	329

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/19
Common Stock:
China	$34	$—		$—	$—	$—	$—	$—		$—	$34
Greece	10,933	—		—	—	—	(10,933)	—		—	—
Taiwan	2,868	—		(4,503)†	—	—	1,635	7,958	**	—	7,958
Thailand	1,304,292	139,953		(1,068,261)	—	73,469	(73,715)	34,286	***	—	410,024
Rights:
Singapore	—	—	†	—	—	—	207	—		—	207
Totals	$1,318,127	$139,953		$(1,072,764)	$—	$73,469	$(82,806)	$42,244		$—	$418,223

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/19
Corporate Bonds & Notes:
Commercial Services	$126,445	$—		$—	$—	$—	$—	$—		$—	$126,445
Diversified Financial Services	—	2,784,854	†	—	19,206	—	(1,356,304)	—		—	1,447,756
Media	55	—		—	—	—	(52)	—		—	3
Preferred Stock	6,121,626	—		—	—	—	26,720	—		—	6,148,346
Common Stock:
Advertising	489,129	—		(769,740)†	—	—	280,611	—		—	—
Aerospace & Defense	88,382	—		—	—	—	(19,928)	—		—	68,454
Banks	—	—	†	—	—	—	1	—		—	1
Media	7	—		—	—	—	—	—		—	7
Warrants:
Advertising	—	769,740	†	—	—	—	(731,502)	—		—	38,238
Commercial Services	3	—		— ††	—	(67,409)	67,406	—		—	—
Media	1	—		—	—	—	—	—		—	1
Totals	$6,825,648	$3,554,594		$(769,740)	$19,206	$(67,409)	$(1,733,048)	$—		$—	$7,829,251

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3	Ending Balance 9/30/19
Common Stock:
Thailand	$—	$438,230		$—	$—	$—	$56,559	$—		$—	$494,789

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/18	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3		Transfers out of Level 3#	Ending Balance 9/30/19
Common Stock:
China	$921,981	$816,315		$(1,182,150)	$—	$(428,406)	$413,547	$—		$(541,287)	$—
Russian Federation	3,731,478	530,868		(2,398,552)	—	(256,856)	6,041	—		—	1,612,979
Rights:
Singapore	—	—	†	—	—	—	3,590	—		—	3,590
Totals	$4,653,459	$1,347,183		$(3,580,702)	$—	$(685,262)	$423,178	$—		$(541,287)	$1,616,569

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The tables above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2019:

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 9/30/19	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Corporate Bonds & Notes:
Diversified Financial Services	$1,447,756	Market and Company Comparables	EV Multiples	1.82x (0.38x-5.73x	)
			Illiquidity Discount	20%
Preferred Stock	$6,148,346	Market and Company Comparables	EV Multiples	0.79x (0.25x-1.39x	)
			Illiquidity Discount	25%
Common Stock	$68,454	Market and Company Comparables	EV Multiples	0.61x (0.40x-0.82x	)
			M&A Transaction Multiples	0.87x (0.32x-2.12x	)
			Illiquidity Discount	40%
Warrants	$38,238	Market and Company Comparables	EV Multiples	6.54x (1.17x-29.42x	)
				6.39x (1.26x-19.85x	)
		Black-Sholes Model	Expected Volatility	27.22%
			Implied Price	$54.73

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

*

Other financial instruments are derivatives, such as swap agreements, futures contracts, and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 and into Level 3 because trading on the security was halted.
***	Transferred out of Level 2 and into Level 3 due to an exchange traded closing price being unavailable or unreliable at September 30, 2019.
#	Transferred out of Level 3 and into Level 2 as a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2019.
†	Issued or removed via corporate action.
††	Removed from accounting records as worthless.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at September 30, 2019 was:

AllianzGI Best Styles Global Equity	$(181,349)
AllianzGI Best Styles International Equity	(21,349)
AllianzGI Convertible	696,950
AllianzGI Emerging Markets Consumer	142,884
AllianzGI Emerging Markets Small-Cap	23,113
AllianzGI Global Dynamic Allocation	14,488
AllianzGI High Yield Bond	(2,081,065)
AllianzGI International Small-Cap	56,559
AllianzGI NFJ Emerging Markets Value	(14,094)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees

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Notes to Financial Statements (cont’d)

September 30, 2019

(such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Multi Asset Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Emerging Markets SRI Debt, AllianzGI Floating Rate Note, AllianzGI Global High Yield, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets SRI Debt, AllianzGI Global High Yield and AllianzGI NFJ Emerging Markets Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI Core Bond, AllianzGI Core Plus Bond, AllianzGI Floating Rate Note, AllianzGI Green Bond, AllianzGI High Yield Bond, AllianzGI PerformanceFee Structured US Fixed Income, AllianzGI Preferred Securities and Income, AllianzGI Short Duration High Income and AllianzGI Short Term Bond declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. AllianzGI Multi Asset Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by the Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities

332	September 30, 2019 |	Annual Report

collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of September 30, 2019, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(i) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(k) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(l) Payment In-Kind Securities.  The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

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Notes to Financial Statements (cont’d)

September 30, 2019

(m) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(o) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(p) Convertible Securities.  Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(q) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. Upon entering into these when-issued or delayed-delivery transactions, the Funds and the counterparties are required to pledge to the other party an amount of cash or securities collateral when either party has a net exposure that exceeds the minimum transfer amount of the other party. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(r) Securities Traded on To-Be-Announced Basis.  The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(s) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

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(t) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(u) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(v) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

(w) New Accounting Pronouncements.  In March 2017, the FASB issued Accounting Standards Update No. (“ASU”) 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date rather than the contractual maturity date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of October 1, 2018. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration and/or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

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Notes to Financial Statements (cont’d)

September 30, 2019

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Certain of the Funds invest in ETFs. Shareholders will indirectly bear fees and expenses associated with the ETFs in which a Fund invests, in addition to a Fund’s direct fees and expenses. The cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, a Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. A Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of a Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index based ETF’s performance may not match that of the index it seeks to track.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Short sales may be used by certain Funds. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

AllianzGI PerformanceFee Managed Futures Strategy may gain exposure to commodity markets by investing in a subsidiary of the Trust, the AllianzGI PerformanceFee Managed Futures Strategy Offshore Fund Ltd (the “Cayman Subsidiary”). By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. AllianzGI PerformanceFee Managed Futures Strategy may invest no more than 25% of its assets in the Cayman Subsidiary.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination

336	September 30, 2019 |	Annual Report

include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Multi Asset Income (collectively the “Target Funds”) and Global Allocation, intend to invest their assets significantly or primarily in series of the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust, PIMCO Funds and PIMCO ETF Trust (together, “Affiliated Underlying Funds”). The Target Funds and Global Allocation may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Affiliated Underlying Funds (collectively, with the Affiliated Underlying Funds, the “Underlying Funds”). PerformanceFee Structured US Equity, PerformanceFee Structured US Fixed Income, Structured Return and U.S. Equity Hedged may have substantial exposure to Underlying Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

Investing in the Underlying Funds involves certain additional expenses and tax results that would not be present in a direct investment in the securities and other investments held by the Underlying Funds. Each Fund’s NAV will fluctuate in response to changes in the NAVs of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investments in the Underlying Fund, which will vary. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

The U.S. Commodity Futures Trading Commission (the “CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act, or if the fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered as a commodity pool operator with respect to AllianzGI PerformanceFee Managed Futures Strategy and the Cayman Subsidiary.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option,

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Notes to Financial Statements (cont’d)

September 30, 2019

the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation,

338	September 30, 2019 |	Annual Report

other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

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Notes to Financial Statements (cont’d)

September 30, 2019

The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2019:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$10,981	$10,894	$—	$21,875
Liability derivatives:
Unrealized depreciation on futures contracts*	$(11,360)	$(7,708)	$(2,249)	$(21,317)

*

Included in net unrealized appreciation of $558 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$12,688	$17,671	$—	$30,359
Liability derivatives:
Unrealized depreciation on futures contracts*	$(22,954)	$(9,635)	$(3,364)	$(35,953)

*

Included in net unrealized depreciation of $5,594 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$21,098	$24,447	$—	$45,545
Liability derivatives:
Unrealized depreciation on futures contracts*	$(42,595)	$(12,847)	$(5,595)	$(61,037)

*

Included in net unrealized depreciation of $15,492 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$18,125	$19,545	$—	$37,670
Liability derivatives:
Unrealized depreciation on futures contracts*	$(45,795)	$(10,278)	$(5,595)	$(61,668)

*

Included in net unrealized depreciation of $23,998 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$21,655	$22,823	$—	$44,478
Liability derivatives:
Unrealized depreciation on futures contracts*	$(64,900)	$(14,750)	$(5,601)	$(85,251)

*

Included in net unrealized depreciation of $40,773 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$16,342	$14,675	$—	$31,017
Liability derivatives:
Unrealized depreciation on futures contracts*	$(50,256)	$(9,620)	$(3,364)	$(63,240)

*

Included in net unrealized depreciation of $32,223 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$21,064	$16,298	$—	$37,362
Liability derivatives:
Unrealized depreciation on futures contracts*	$(59,040)	$(9,620)	$(5,601)	$(74,261)

*

Included in net unrealized depreciation of $36,899 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$10,028	$8,149	$—	$18,177
Liability derivatives:
Unrealized depreciation on futures contracts*	$(27,745)	$(5,131)	$(3,377)	$(36,253)

*

Included in net unrealized depreciation of $18,076 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$—	$5,105	$—	$5,105
Liability derivatives:
Unrealized depreciation on futures contracts*	$(95,915)	$(96,959)	$(11,869)	$(204,743)

*

Included in net unrealized depreciation of $199,638 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$112,275	$—	$—	$112,275
Liability derivatives:
Unrealized depreciation on futures contracts*	$(187,070)	$(370,385)	$(29,954)	$(587,409)

*

Included in net unrealized depreciation of $475,134 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	$—	$8,259	$8,259
Liability derivatives:
Unrealized depreciation of swaps**	$—	$(6,093)	$(6,093)
Unrealized depreciation on futures contracts*	(36,313)	—	(36,313)
Total liability derivatives	$(36,313)	$(6,093)	$(42,406)

*

Included in net unrealized depreciation of $36,313 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized appreciation of $2,166 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps**	$—	$16,075	$16,075
Unrealized appreciation on futures contracts*	2,135	—	2,135
Total asset derivatives	$2,135	$16,075	$18,210
Liability derivatives:
Unrealized depreciation of swaps**	$—	$(18,274)	$(18,274)
Unrealized depreciation on futures contracts*	(34,555)	—	(34,555)
Total liability derivatives	$(34,555)	$(18,274)	$(52,829)

*

Included in net unrealized depreciation of $32,420 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $2,199 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Emerging Markets SRI Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$—	$13,437	$13,437
Liability derivatives:
Unrealized depreciation on futures contracts*	$(7,641)	$—	$(7,641)
Unrealized depreciation of forward foreign currency contracts	—	(12,597)	(12,597)
Total liability derivatives	$(7,641)	$(12,597)	$(20,238)

*

Included in net unrealized depreciation of $7,641 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

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AllianzGI Floating Rate Note:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$8,440	$—	$8,440
Unrealized appreciation of forward foreign currency contracts	—	32,825	32,825
Total asset derivatives	$8,440	$32,825	$41,265
Liability derivatives:
Unrealized depreciation on futures contracts*	$(914)	$—	$(914)
Unrealized depreciation of forward foreign currency contracts	—	(2,471)	(2,471)
Total liability derivatives	$(914)	$(2,471)	$(3,385)

*

Included in net unrealized appreciation of $7,526 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$76,532	$112,793	$—	$189,325
Liability derivatives:
Unrealized depreciation on futures contracts*	$(204,073)	$(90,458)	$(35,041)	$(329,572)

*

Included in net unrealized depreciation of $140,247 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Global High Yield:
Location	Market Price*	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$3,000	$5,039	$—	$8,039
Unrealized appreciation of forward foreign currency contracts	$—	$—	$56,622	$56,622
Total asset derivatives	$3,000	$5,039	$56,622	$64,661
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$—	$—	$(1,824)	$(1,824)

*

Included in net unrealized appreciation of $8,039 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Green Bond:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$8,106
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1,043)

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Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation on futures contracts*	$44,086	$56,358	$—	$612,729	$265,987	$979,160
Liability derivatives:
Unrealized depreciation of swaps**	$—	$—	$(44,819)	$—	$—	$(44,819)
Unrealized depreciation on futures contracts*	$(88,720)	$(125,540)	$—	$(637,347)	$(11,516)	$(863,123)
Total liability derivatives	$(88,720)	$(125,540)	$(44,819)	$(637,347)	$(11,516)	$(907,942)

*

Included in net unrealized appreciation of $116,037 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

**

Included in net unrealized depreciation of $44,819 on swaps as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$418,933
Liability derivatives:
Options written, at value	$(716,447)

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$2,348
Liability derivatives:
Options written, at value	$(93,418)

AllianzGI Preferred Securities and Income:
Location	Interest Rate Contracts
Liability derivatives:
Unrealized depreciation on futures contracts*	$(372)

*

Included in net unrealized depreciation of $372 on futures contracts as reported in the Fund’s Notes to Schedule of Investments. Only variation margin is reported within the Statements of Assets and Liabilities.

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$4,011,608
Liability derivatives:
Options written, at value	$(80,667,439)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$48,370
Liability derivatives:
Options written, at value	$(2,155)

The effect of derivatives on the Statements of Operations for the period or year ended September 30, 2019:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$62,256	$232,600	$(9,409)	$285,447
Net change in unrealized appreciation/depreciation of:
Futures contracts	$7,174	$19,664	$(3,230)	$23,608

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AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$94,852	$100,356	$(15,672)	$179,536
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(12,116)	$1,177	$(3,223)	$(14,162)

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$77,290	$5,775	$(21,391)	$61,674
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(2,858)	$9,922	$(5,453)	$1,611

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(10,324)	$5,612	$(20,730)	$(25,442)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$2,441	$9,267	$(5,453)	$6,255

AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(82,724)	$3,521	$(29,977)	$(109,180)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(578)	$8,073	$(6,582)	$913

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(49,633)	$2,110	$(20,810)	$(68,333)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(1,581)	$5,055	$(4,345)	$(871)

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(45,287)	$2,169	$(23,657)	$(66,775)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,240)	$6,678	$(6,582)	$(4,144)

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Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$10,022	$1,372	$(12,208)	$(814)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(1,265)	$3,018	$(4,358)	$(2,605)

AllianzGI Multi Asset Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(118,461)	$644,604	$57,595	$583,738
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(155,137)	$45,395	$(11,325)	$(121,067)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(1,896,881)	$3,282,672	$99,106	$1,484,897
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(131,393)	$(191,093)	$(64,925)	$(387,411)

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$33,880	$—	$33,880
Forward foreign currency contracts	—	768	768
Total net realized gain	$33,880	$768	$34,648
Net change in unrealized appreciation/depreciation of:
Futures contracts	$14,105	$—	$14,105

AllianzGI Best Styles International Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Forward foreign currency contracts	$1,229

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Net realized loss on:
Futures contracts	$(91,727)

AllianzGI Core Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain on:
Futures contracts	$371,782	$—	$371,782
Swaps	—	9,644	9,644
Total net realized gain	$371,782	$9,644	$381,426

346	September 30, 2019 |	Annual Report

AllianzGI Core Bond (cont’d)
Location	Interest Rate Contracts	Credit Contracts	Total
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(26,504)	$—	$(26,504)
Swaps	—	4,833	4,833
Total net change in unrealized appreciation/depreciation	$(26,504)	$4,833	$(21,671)

AllianzGI Core Plus Bond:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain(loss) on:
Futures contracts	$653,090	$—	$653,090
Swaps	—	(45,480)	(45,480)
Total net realized gain(loss)	$653,090	$(45,480)	$607,610
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,178)	$—	$(4,178)
Swaps	—	2,543	2,543
Total net change in unrealized appreciation/depreciation	$(4,178)	$2,543	$(1,635)

AllianzGI Emerging Markets SRI Debt:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$19,496	$—	$19,496
Forward foreign currency contracts	—	6,115	6,115
Total net realized gain	$19,496	$6,115	$25,611
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(7,641)	$—	$(7,641)
Forward foreign currency contracts	—	840	840
Total net change in unrealized appreciation/depreciation	$(7,641)	$840	$(6,801)

AllianzGI Floating Rate Note:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(50,971)	$—	$(50,971)
Forward foreign currency contracts	—	249,032	249,032
Total net realized gain(loss)	$(50,971)	$249,032	$198,061
Net change in unrealized appreciation/depreciation of:
Futures contracts	$8,120	$—	$8,120
Forward foreign currency contracts	—	20,894	20,894
Total net change in unrealized appreciation/depreciation	$8,120	$20,894	$29,014

Annual Report	| September 30, 2019	347

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$—	$(20,378)	$—	$(20,378)
Futures contracts	(4,357,090)	2,565,716	71,551	(1,719,823)
Forward foreign currency contracts	—	—	(3)	(3)
Total net realized gain(loss)	$(4,357,090)	$2,545,338	$71,548	$(1,740,204)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(13,796)	$318,540	$(31,665)	$273,079

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$28,425	$(39,893)	$—	$(11,468)
Forward foreign currency contracts	—	—	518,867	518,867
Total net realized gain(loss)	$28,425	$(39,893)	$518,867	$507,399
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(81)	$8,506	$—	$8,425
Forward foreign currency contracts	—	—	42,468	42,468
Total net change in unrealized appreciation/depreciation	$(81)	$8,506	$42,468	$50,893

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(25,564)

AllianzGI Green Bond:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(2,656)	$—	$(2,656)
Forward foreign currency contracts	—	120,031	120,031
Total net realized gain(loss)	$(2,656)	$120,031	$117,375
Net change in unrealized appreciation/depreciation of:
Forward foreign currency contracts	$—	$7,063	$7,063

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Forward foreign currency contracts	$(137)

348	September 30, 2019 |	Annual Report

AllianzGI PerformanceFee Managed Futures Strategy:
Location	Market Price	Interest Rate Contracts	Credit Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(945,563)	$3,370,267	$—	$(1,345,446)	$121,899	$1,201,157
Swaps	—	—	(63,891)	—	—	(63,891)
Total net realized gain(loss)	$(945,563)	$3,370,267	$(63,891)	$(1,345,446)	$121,899	$1,137,266
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(141,853)	$(24,324)	$—	$(67,114)	$191,624	$(41,667)
Swaps	—	—	(73,551)	—	—	(73,551)
Total net change in unrealized appreciation/depreciation	$(141,853)	$(24,324)	$(73,551)	$(67,114)	$191,624	$(115,218)

AllianzGI PerformanceFee Structured US Equity:
Location	Market Price
Net realized gain on:
Investments (options purchased)	$(162,804)
Options written	571,040
Total net realized gain	$408,236
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(113,911)
Options written	368,967
Total net change in unrealized appreciation/depreciation	$255,056

AllianzGI PerformanceFee Structured US Fixed Income:
Location	Market Price
Net realized gain on:
Investments (options purchased)	$36,223
Options written	31,316
Total net realized gain	$67,539
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$27,010
Options written	67,013
Total net change in unrealized appreciation/depreciation	$94,023

AllianzGI Preferred Securities and Income:
Location	Interest Rate Contracts	Credit Contracts	Total
Net realized gain(loss) on:
Futures contracts	$6,450	$—	$6,450
Swaps	—	(1,721)	(1,721)
Total net realized gain(loss)	$6,450	$(1,721)	$4,729
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(372)	$—	$(372)

AllianzGI Structured Return:
Location	Market Price
Net realized gain on:
Investments (options purchased)	$(17,359,788)
Options written	20,478,762
Total net realized gain	$3,118,974
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(969,955)
Options written	(1,683,992)
Total net change in unrealized appreciation/depreciation	$(2,653,947)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(60,961)
Options written	317
Total net realized loss	$(60,644)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$29,574
Options written	2,617
Total net change in unrealized appreciation/depreciation	$32,191

Annual Report	| September 30, 2019	349

Notes to Financial Statements (cont’d)

September 30, 2019

The average volume (based on the open positions at each month-end) of derivative activity for the period or year ended September 30, 2019:

	Options Purchased Contracts(1)		Options Written Contracts(1)	Forward Foreign Currency Contracts(2)				Futures Contracts(1)			Credit Default Swap Agreements(3)
				Purchased		Sold		Long	Short		Buy	Sell
AllianzGI Retirement 2020	—		—	—		—		20	21		—	—
AllianzGI Retirement 2025	—		—	—		—		30	24		—	—
AllianzGI Retirement 2030	—		—	—		—		42	38		—	—
AllianzGI Retirement 2035	—		—	—		—		46	43		—	—
AllianzGI Retirement 2040	—		—	—		—		62	54		—	—
AllianzGI Retirement 2045	—		—	—		—		45	39		—	—
AllianzGI Retirement 2050	—		—	—		—		52	45		—	—
AllianzGI Retirement 2055	—		—	—		—		27	23		—	—
AllianzGI Multi Asset Income	—		—	—		—		126	94		—	—
AllianzGI Global Allocation	—		—	—		—		513	141		—	—
AllianzGI Best Styles Global Equity	—		—	—		$18,491		17	—		—	—
AllianzGI Best Styles International Equity	—		—	—	†	3		—	—		—	—
AllianzGI Best Styles U.S. Equity	—		—	—		—		6	—		—	—
AllianzGI Core Bond	—		—	—		—		35	11		$5,110	$5,172
AllianzGI Core Plus Bond	—		—	—		—		47	17		12,344	12,519
AllianzGI Emerging Markets SRI Debt	—		—	$788,903		934,690		3	2		—	—
AllianzGI Floating Rate Note	—		—	287,212		3,545,147		3	12		—	—
AllianzGI Global Dynamic Allocation	—	†	—	—		97		509	444		—	—
AllianzGI Global High Yield	—		—	845,044		7,014,854		1	7		—	—
AllianzGI Global Water	—		—	39,495		621,787		—	—		—	—
AllianzGI Green Bond	—		—	1,498,260		3,114,328		—	—	†	—	—
AllianzGI International Small-Cap	—		—	—	†	—	†	—	—		—	—
AllianzGI PerformanceFee Managed Futures Strategy	—		—	—		—		518	574		6,534	6,437
AllianzGI PerformanceFee Structured US Equity	3,373		(5,735)	—		—		—	—		—	—
AllianzGI PerformanceFee Structured US Fixed Income	195		(663)	—		—		—	—		—	—
AllianzGI Preferred Securities and Income	—		—	—		—		1	—		229	241
AllianzGI Structured Return	37,214		(44,874)	—		—		—	—		—	—
AllianzGI U.S. Equity Hedged	16		(7)	—		—		—	—		—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at September 30, 2019 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2019:

AllianzGI Emerging Markets SRI Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank London	$13,437	$(753)	$—	$12,684

350	September 30, 2019 |	Annual Report

AllianzGI Floating Rate Note:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Citibank N.A.	$32,825	$(2,471)	$—	$30,354

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Goldman Sachs	$55,583	$—	$—	$55,583
JPMorgan Chase	1,039	(1,039)	—	—
Totals	$56,622	$(1,039)	$—	$55,583

AllianzGI Green Bond:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Bank of America, N.A.	$5,801	$—	$—	$5,801
State Street Bank London	2,305	(73)	—	2,232
Totals	$8,106	$(73)	$—	$8,033

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at September 30, 2019:

AllianzGI Emerging Markets SRI Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$11,844	$—	$—	$11,844
State Street Bank London	753	(753)	—	—
Totals	$12,597	$(753)	$—	$11,844

AllianzGI Floating Rate Note:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Citibank N.A.	$2,471	$(2,471)	$—	$—

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Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global High Yield:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$1,824	$(1,039)	$—	$785

AllianzGI Green Bond:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
BNP Paribas	$970	$—	$—	$970
State Street Bank London	73	(73)	—	—
Totals	$1,043	$(73)	$—	$970

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/DEFERRED COMPENSATION

Investment Management Fee and Performance Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”). With respect to AllianzGI PerformanceFee Managed Futures Strategy, the Investment Manager also serves as investment manager to the Cayman Subsidiary pursuant to an investment management agreement. The Investment Manager does not receive a fee for its services to the Cayman Subsidiary.

Each of AllianzGI PerformanceFee Structured US Equity Fund, AllianzGI PerformanceFee Structured US Fixed Income Fund and AllianzGI PerformanceFee Managed Futures Strategy Fund, (together the “AllianzGI PerformanceFee Funds”) pays a monthly management fee (a “Management Fee”) to the Investment Manager in return for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. For each AllianzGI PerformanceFee Fund, the Management Fee consists of two components: (i) a base fee (the “Base Fee”) calculated by applying a fixed advisory fee rate to the Fund’s average daily net assets during the previous month, and (ii) a positive or negative performance adjustment (the “Performance Adjustment”) calculated by applying a variable rate to the Fund’s average daily net assets during the applicable performance measurement period (the “Performance Period”). The Performance Period generally consists of the trailing twelve months, although no Performance Adjustment was made during the period from the start of each Fund’s operations until

December 31, 2018 (the “Initial Performance Period”). Only the Fund’s Base Fee applies during the Initial Performance Period, subject to applicable waiver and expense limitations. The Performance Adjustment, once effective, is calculated monthly in arrears and is added to or subtracted from the Base Fee to determine the Management Fee. Because the Base Fee and Performance Adjustment are calculated with respect to the Fund’s average daily net assets over two different time periods (the previous month for the Base Fee and the Performance Period for the Performance Adjustment), the effective Management Fee may be less than 0.0% or greater than the Base Fee plus the Maximum Performance Adjustment described below for certain periods (subject to any fee limitations and waivers described below). The Management Fee is accrued daily. The Investment Manager has agreed to waive the Management Fee with respect to the Initial Performance Period in an amount, if any, equal to any negative Performance Adjustment that would have applied had the AllianzGI PerformanceFee Funds’ performance-based fee structure been in place for the period. As a result of this arrangement, each Fund’s effective fee with respect to the Initial Performance Period may be no higher than the Base Fee, but is subject to downward adjustment in the event the Fund underperforms the applicable benchmark for the Initial Performance Period. Other waivers and limitations may also apply.

With respect to AllianzGI PerformanceFee Managed Futures Strategy Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.75% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the ICE BofAML 3-Month US T-Bill Index (the “Index “) plus 5.00% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated

352	September 30, 2019 |	Annual Report

according to a schedule that adds or subtracts 0.0015% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle for the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.75% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 5.00% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Equity Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.60% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the S&P 500 Index (the “Index”) plus 1.25% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.60% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 1.25% for the Performance Period.

With respect to AllianzGI PerformanceFee Structured US Fixed Income Fund, the Investment Manager’s Base Fee is calculated at an annualized rate of 0.30% of the Fund’s average daily net assets. The Management Fee is determined as the Base Fee plus or minus a Performance Adjustment that is based on whether, and to what extent, the investment performance of the Fund exceeds, or is exceeded by, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) plus 0.625% (the “Index Hurdle”) over the Performance Period. The Performance Adjustment is calculated using the performance of the Class P share class of the Fund (the “Measurement Class”). The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0048% of the Fund’s average daily net assets for each 0.01% by which the performance of the Measurement Class exceeds or lags the performance of the Index Hurdle during the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- 0.30% (the “Maximum Performance Adjustment”) of the Fund’s average daily net assets over the full Performance Period, which would occur when the performance of the Measurement Class exceeds, or is exceeded by, the Index Hurdle by 0.625% for the Performance Period.

Administration Fee.  The Investment Manager provides administrative services to the Target Funds and also bears the cost of most third-party administrative services required by the Target Funds, and in return it receives from each share class of each Target Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

				Class A, C and R	Class P and Administrative	Class R6

	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Multi Asset Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.17	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Core Bond	0.25		0.25	N/A	N/A	N/A
AllianzGI Core Plus Bond	0.30		0.30	N/A	N/A	N/A

Annual Report	| September 30, 2019	353

Notes to Financial Statements (cont’d)

September 30, 2019

				Class A, C and R	Class P and Administrative	Class R6

	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Emerging Markets Consumer	0.85	+%	0.89%	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Emerging Markets SRI Debt	0.60		0.60	N/A	N/A	N/A
AllianzGI Floating Rate Note	0.20	†	0.29	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.65	N/A	N/A	N/A
AllianzGI Global High Yield	0.60		0.60	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80	*	0.76	N/A	N/A	N/A
AllianzGI Global Water	0.95	*	0.88	N/A	N/A	N/A
AllianzGI Green Bond	0.40		0.40	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	*	0.96	N/A	N/A	N/A
AllianzGI Micro Cap	1.05		1.05	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	*	0.78	N/A	N/A	N/A
AllianzGI PerformanceFee Managed Futures Strategy	0.75	*#	0.09	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Equity	0.60	*@	0.05	N/A	N/A	N/A
AllianzGI PerformanceFee Structured US Fixed Income	0.30	*^	0.11	N/A	N/A	N/A
AllianzGI Preferred Securities and Income	0.45		0.45	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Short Term Bond	0.30		0.30	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.10		1.10	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
#

The management fee consists of a base fee at an annualized rate of 0.75% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.75% based on the Fund’s performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00% (annualized). The management fee did not become subject to the performance-based adjustment until after December 31, 2018.

@

The management fee consists of a base fee at an annualized rate of 0.60% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.60% based on the Fund’s performance relative to the S&P 500 Index plus 1.25% (annualized). The management fee did not become subject to the performance-based adjustment until after December 31, 2018.

^

The management fee consists of a base fee at an annualized rate of 0.30% of the Fund’s average daily net assets, subject to a positive or negative performance adjustment of up to 0.30% based on the Fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625% (annualized). The management fee did not become subject to the performance-based adjustment until after December 31, 2018.

†	Effective February 1, 2019, the management fee rate changed from 0.45% to 0.20%.
+	Effective July 1, 2019, the management fee rate changed from 0.90% to 0.85%.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of AAM and the Investment Manager serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

354	September 30, 2019 |	Annual Report

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the year ended September 30, 2019, the Distributor received $191,048, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Trust maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Trust on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or the Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and the Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

			Expense Limitation

	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2020(3)	N/A		0.95%	1.70%	1.30%	0.65%	N/A	0.55	%*	0.90%
AllianzGI Retirement 2025(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2030(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2035(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2040(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2045(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2050(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2055(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Multi Asset Income(3)	N/A		0.95	1.70	1.30	0.65	0.60%	0.55		0.90
AllianzGI Global Allocation(11)	0.55	(1)	1.01	1.76	1.21	0.81	0.76	0.71		0.96
AllianzGI Best Styles Global Equity(5)	N/A		0.70	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A		0.70	1.45	N/A	0.55	0.45	0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A		0.65	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Convertible	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI Core Bond(9)	N/A		N/A	N/A	N/A	0.30	0.25	0.20		N/A
AllianzGI Core Plus Bond(9)	N/A		N/A	N/A	N/A	0.35	0.30	0.25		N/A
AllianzGI Emerging Markets Consumer(12)	N/A		1.40	N/A	N/A	N/A	1.05	N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A		1.85	N/A	N/A	N/A	1.50	N/A		N/A
AllianzGI Emerging Markets SRI Debt(10)	N/A		1.05	1.80	N/A	0.90	0.80	N/A		N/A
AllianzGI Floating Rate Note(5)	N/A		N/A	N/A	N/A	0.40	0.30	N/A		N/A
AllianzGI Global Dynamic Allocation(4)	0.55	(1)	0.97	1.74	1.34	0.80	0.70	0.70		0.95
AllianzGI Global High Yield(5)	N/A		N/A	N/A	N/A	0.80	0.70	N/A		N/A
AllianzGI Global Sustainability(5)	N/A	(2)	1.09	N/A	N/A	0.94	0.84	N/A		N/A
AllianzGI Global Water(5)	N/A	(2)	1.22	1.97	N/A	0.94	0.93	N/A		N/A
AllianzGI Green Bond(9)	N/A		0.75	N/A	N/A	0.55	0.50	N/A		N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI International Small-Cap(5)	N/A	(2)	1.25	2.00	1.59	1.10	1.04	1.00		N/A
AllianzGI Micro Cap(10)	N/A		1.42	N/A	N/A	1.34	1.34	N/A		N/A
AllianzGI NFJ Emerging Markets Value(6)	N/A	(2)	1.14	1.89	N/A	0.98	0.89	N/A		N/A
AllianzGI PerformanceFee Managed Futures Strategy(8)	(7)		N/A	N/A	N/A	0.19	0.14	0.09		N/A
AllianzGI PerformanceFee Structured US Equity(8)	(7)		N/A	N/A	N/A	0.00	0.00	0.00		N/A

Annual Report	| September 30, 2019	355

Notes to Financial Statements (cont’d)

September 30, 2019

		Expense Limitation

	Management Fee Waiver	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI PerformanceFee Structured US Fixed Income(8)	(7)	N/A	N/A	N/A	0.00%	0.00%	0.00%	N/A
AllianzGI Preferred Securities and Income(9)	N/A	N/A	N/A	N/A	0.60	0.55	0.50	N/A
AllianzGI Short Duration High Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI Short Term Bond(9)	N/A	0.64%	N/A	N/A	0.49	0.39	N/A	N/A
AllianzGI Structured Return(6)	N/A	1.00	1.75%	N/A	0.79	0.71	0.69	N/A
AllianzGI U.S. Equity Hedged(6)	N/A	1.25	2.00	N/A	1.10	1.00	N/A	N/A
AllianzGI Ultra Micro Cap(12)	N/A	1.56	N/A	N/A	1.52	1.49	N/A	N/A

(1)

The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in Underlying Funds. This waiver with respect to investments in Underlying Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Underlying Funds will continue through at least January 31, 2020.

(2)

The Investment Manager had agreed to waive a portion of the investment management fee, which reduced the annual percentage rate by the rate disclosed in the table above through January 31, 2019. AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI International Small-Cap and AllianzGI NFJ Emerging Markets Value had waivers of 0.11%, 0.22%, 0.11% and 0.20%, respectively. Amounts waived pursuant to each of the investment management fee waivers are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.

(3)

The Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(4)

Effective February 1, 2019, the Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(5)

Effective February 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(6)

Effective February 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(7)

The Investment Manager agreed to waive its investment management fee for the period from inception to December 31, 2018 (the “Initial Performance Period”) as follows: AllianzGI PerformanceFee Managed Futures up to 0.75% for any negative performance relative to the ICE BofAML 3-Month US T-Bill Index plus 5.00%, AllianzGI PerformanceFee Structured US Equity up to 0.60% for any negative performance relative to the S&P 500 Index plus 1.25%, and AllianzGI PerformanceFee Structured US Fixed Income up to 0.30% for any negative performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index plus 0.625%. This resulted in a management fee waiver of $137,536, $297,240 and $56,394, for each of AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity and AllianzGI PerformanceFee US Fixed Income, respectively. For the Initial Performance Period, AllianzGI PerformanceFee Managed Futures Strategy, AllianzGI PerformanceFee Structured US Equity and AllianzGI PerformanceFee US Fixed Income paid management fees at an effective annual rate of 0.00%, 0.00% and 0.08%, of average daily net assets, respectively. In addition, the Investment Manager has agreed to waivers with respect to each AllianzGI PerformanceFee Fund such that (i) its monthly Management Fee (including Base Fee plus Performance Adjustment) will not exceed the product of the maximum percentage fee rate (equal to the Base Fee plus the maximum upward Performance Adjustment) and the Fund’s average daily net assets over the preceding month, and (ii) the Investment Manager will not collect a Management Fee with respect to any month in which the Measurement Class has failed to outperform the Index.

(8)

Effective February 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020 to the extent that Other Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(9)

The Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2022 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

356	September 30, 2019 |	Annual Report

(10)

Effective July 1, 2018, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver, if any, referred to in footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(11)

Effective February 1, 2019, the Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

(12)

Effective July 1, 2019, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through June 30, 2020, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.

*

As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

The following Funds revised their expense limitation rates during the year ended September 30, 2019. The expense limitation rates in effect during the period (except as noted in the tables below) and at September 30, 2019 for all the Funds are disclosed in the table above. In January, the Board approved (i) revised expense limitation arrangements for AllianzGI Global Allocation Fund, (ii) the expiration of management fee waivers for AllianzGI International Small-Cap Fund, AllianzGI Global Water Fund, AllianzGI NFJ Emerging Markets Value Fund and AllianzGI Global Sustainability Fund (please see table in Note 5 above), and (iii) revised expense limits for AllianzGI International Small-Cap Fund, AllianzGI Global Water Fund, AllianzGI Structured Return Fund and AllianzGI Best Styles U.S. Equity Fund.

	Expense Limitation (10/1/18 - 1/31/19)

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Global Allocation	0.60%	1.37%	0.80%	0.40%	0.40%	0.30%	0.55%
AllianzGI Best Styles U.S. Equity	0.65	1.40	N/A	0.50	0.50	0.40	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	0.68	0.58	N/A	N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AllianzGI International Small-Cap	1.25	2.08	1.59	1.10	1.04	1.00	N/A
AllianzGI Structured Return	0.98	1.77	N/A	0.77	0.69	0.67	N/A

In June, the Board approved revised expense limits for AllianzGI Emerging Markets Consumer Fund and AllianzGI Ultra Micro Cap Fund.

	Expense Limitation (10/1/18 - 6/30/19)

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Emerging Markets Consumer	1.55%	N/A	N/A	N/A	1.20%	N/A	N/A
AllianzGI Ultra Micro Cap	1.86%	N/A	N/A	1.57%	1.54	N/A	N/A

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period or year ended September 30, 2019, the Investment Manager recouped a total of $3,863 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of September 30, 2019.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended

	9/30/2017	9/30/2018	9/30/2019	Totals
AllianzGI Retirement 2020	$88,906	$80,682	$37,741	$207,329
AllianzGI Retirement 2025	116,776	122,969	72,000	311,745
AllianzGI Retirement 2030	123,768	142,601	94,383	360,752
AllianzGI Retirement 2035	63,406	73,903	43,247	180,556
AllianzGI Retirement 2040	25,645	39,583	20,978	86,206
AllianzGI Retirement 2045	7,838	15,532	5,257	28,627

Annual Report	| September 30, 2019	357

Notes to Financial Statements (cont’d)

September 30, 2019

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended

	9/30/2017	9/30/2018	9/30/2019	Totals
AllianzGI Retirement 2050	$3,702	$7,609	$3,289	$14,600
AllianzGI Retirement 2055	1,561	3,186	1,438	6,185
AllianzGI Multi Asset Income	92,776	79,589	42,141	214,506
AllianzGI Global Allocation	11,466	—	4,732	16,198
AllianzGI Best Styles Global Equity	222,208	129,151	4,556	355,915
AllianzGI Best Styles International Equity	348,158	267,293	123,418	738,869
AllianzGI Best Styles U.S. Equity	174,158	119,713	168,885	462,756
AllianzGI Core Bond	—	175,017	305,308	480,325
AllianzGI Core Plus Bond	—	180,862	292,997	473,859
AllianzGI Emerging Markets Consumer	185,526	82,270	104,650	372,446
AllianzGI Emerging Markets Small-Cap	251,209	172,437	122,389	546,035
AllianzGI Emerging Markets SRI Debt	162,523	187,669	186,500	536,692
AllianzGI Floating Rate Note	—	278,716	192,419	471,135
AllianzGI Global Dynamic Allocation	650,337	457,777	535,503	1,643,617
AllianzGI Global High Yield	236,455	236,908	96,205	569,568
AllianzGI Global Sustainability	175,647	139,780	186,454	501,881
AllianzGI Global Water	—	—	767,632	767,632
AllianzGI Green Bond	—	—	301,543	301,543
AllianzGI International Small-Cap	279,258	190,541	530,473	1,000,272
AllianzGI Micro Cap	137,352	133,846	170,230	441,428
AllianzGI NFJ Emerging Markets Value	548,032	377,554	488,650	1,414,236
AllianzGI Preferred Securities and Income	—	151,931	223,469	375,400
AllianzGI Short Term Bond	—	128,601	262,202	390,803
AllianzGI Structured Return	409,881	296,727	413,146	1,119,754
AllianzGI U.S. Equity Hedged	193,599	160,089	197,160	550,848
AllianzGI Ultra Micro Cap	—	89,364	122,669	212,033

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

During the year ended September 30, 2019, AllianzGI U.S. reimbursed AllianzGI Global Allocation Fund $36,174, for realized losses resulting from trading errors.

During the year ended September 30, 2018, AllianzGI U.S. reimbursed AllianzGI Emerging Markets Small-Cap Fund $6,843 for realized losses resulting from trading errors.

358	September 30, 2019 |	Annual Report

(b) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the year ended September 30, 2019:

AllianzGI Retirement 2020:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,086,401	$970,399	$4,109,912	$404,458	$3,309,016	$154,212	217,412	$(42,330)	$—
AllianzGI Best Styles U.S. Equity	2,122,354	373,461	1,894,625	(388,965)	287,860	30,793	17,725	75,635	277,415
AllianzGI Emerging Markets Small-Cap	312,868	16,919	231,798	(12,740)	89,979	4,923	5,670	4,730	11,995
AllianzGI Emerging Markets SRI Debt	—	152,181	—	2,876	155,057	4,960	11,171	—	—
AllianzGI Global Dynamic Allocation	22,138,654	3,498,044	13,086,511	(1,432,668)	11,605,860	447,306	605,102	488,341	538,250
AllianzGI Short Duration High Income	423,579	46,212	216,421	(12,135)	246,357	14,188	16,967	5,122	—
Totals	$31,083,856	$5,057,216	$19,539,267	$(1,439,174)	$15,694,129	$656,382	874,047	$531,498	$827,660

AllianzGI Retirement 2025:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,809,345	$285,870	$5,680,021	$332,435	$1,755,627	$143,786	115,350	$7,998	$—
AllianzGI Best Styles U.S. Equity	4,842,433	745,981	3,633,523	(854,249)	1,268,041	64,816	78,081	167,399	583,930
AllianzGI Emerging Markets Small-Cap	335,926	18,166	218,055	(12,867)	127,301	5,286	8,022	4,131	12,880
AllianzGI Emerging Markets SRI Debt	—	102,242	—	2,052	104,294	3,851	7,514	—	—
AllianzGI Global Dynamic Allocation	36,606,454	5,768,991	20,889,148	(2,393,645)	19,901,976	739,556	1,037,642	809,324	889,917
AllianzGI Short Duration High Income	133,580	148,201	278,464	1,067	—	3,990	—	(4,384)	—
Totals	$48,727,738	$7,069,451	$30,699,211	$(2,925,207)	$23,157,239	$961,285	1,246,609	$984,468	$1,486,727

Annual Report	| September 30, 2019	359

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Retirement 2030:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$1,774,485	$667,852	$1,701,064	$112,312	$891,741	$59,686	58,590	$38,156	$—
AllianzGI Best Styles Global Equity	5,534,847	811,016	5,590,649	(298,898)	—	123,950	—	(456,316)	481,416
AllianzGI Best Styles U.S. Equity	7,819,716	1,607,298	4,803,904	(1,483,442)	3,262,679	141,153	200,904	123,011	1,271,651
AllianzGI Emerging Markets Small-Cap	761,941	41,204	422,874	(5,811)	360,141	11,989	22,693	(14,319)	29,215
AllianzGI Global Dynamic Allocation	42,224,079	7,328,328	19,370,311	(2,606,160)	28,315,735	858,286	1,476,316	739,799	1,032,785
Totals	$58,115,068	$10,455,698	$31,888,802	$(4,281,999)	$32,830,296	$1,195,064	1,758,503	$430,331	$2,815,067

AllianzGI Retirement 2035:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$1,075,689	$267,640	$869,660	$63,452	$554,587	$33,817	36,438	$17,466	$—
AllianzGI Best Styles Global Equity	13,581,150	2,950,857	12,356,895	(886,559)	2,213,145	345,829	153,797	(1,075,408)	1,343,176
AllianzGI Best Styles U.S. Equity	6,871,953	1,719,985	4,276,998	(1,402,891)	3,129,700	124,370	192,716	217,651	1,120,463
AllianzGI Emerging Markets Small-Cap	626,182	33,862	363,075	(11,557)	280,494	9,853	17,675	(4,918)	24,009
AllianzGI Focused Growth	—	277,932	—	(4,925)	273,007	—	5,661	—	—
AllianzGI Global Dynamic Allocation	20,617,594	6,346,670	10,665,186	(1,204,855)	15,411,476	430,909	803,518	317,253	518,519
AllianzGI International Growth	—	1,386,220	—	(10,656)	1,375,564	—	92,818	—	—
AllianzGI Mid-Cap	—	166,759	—	(2,274)	164,485	—	37,900	—	—
AllianzGI NFJ Mid-Cap Value	—	278,194	—	(1,488)	276,706	—	8,270	—	—
AllianzGI Small-Cap	—	413,884	—	(2,952)	410,932	—	21,084	—	—
Totals	$42,772,568	$13,842,003	$28,531,814	$(3,464,705)	$24,090,096	$944,778	1,369,877	$(527,956)	$3,006,167

360	September 30, 2019 |	Annual Report

AllianzGI Retirement 2040:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$—	$698,892	$745,797	$—	$—	$18,000	—	$46,905	$—
AllianzGI Best Styles Global Equity	20,950,442	4,974,995	16,604,070	(1,436,596)	6,247,862	561,873	434,181	(1,636,909)	2,182,281
AllianzGI Best Styles Global Managed Volatility	—	1,570,089	—	(2,883)	1,567,206	—	96,089	—	—
AllianzGI Best Styles U.S. Equity	8,448,286	1,890,509	4,804,993	(1,716,266)	4,125,385	149,374	254,026	307,849	1,345,712
AllianzGI Emerging Markets Small-Cap	531,896	28,763	232,561	(10,551)	313,771	8,369	19,771	(3,776)	20,394
AllianzGI Focused Growth	—	630,183	—	(11,166)	619,017	—	12,835	—	—
AllianzGI Global Dynamic Allocation	15,255,190	2,844,814	6,554,108	(885,935)	10,896,722	283,397	568,129	236,761	341,015
AllianzGI International Growth	—	2,520,058	—	(32,097)	2,487,961	—	167,879	—	—
AllianzGI Mid-Cap	—	315,092	—	(4,297)	310,795	—	71,612	—	—
AllianzGI NFJ Mid-Cap Value	—	627,328	—	(3,357)	623,971	—	18,648	—	—
Totals	$45,185,814	$16,100,723	$28,941,529	$(4,103,148)	$27,192,690	$1,021,013	1,643,170	$(1,049,170)	$3,889,402

AllianzGI Retirement 2045:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$16,700,795	$3,841,012	$13,423,037	$(1,038,795)	$4,681,059	$443,305	325,299	$(1,398,916)	$1,721,767
AllianzGI Best Styles Global Managed Volatility	—	1,086,777	—	(1,995)	1,084,782	—	66,510	—	—
AllianzGI Best Styles U.S. Equity	5,863,076	1,603,342	3,688,496	(1,198,213)	2,805,046	104,793	172,725	225,337	944,083
AllianzGI Emerging Markets Small-Cap	313,909	16,975	119,627	(6,371)	202,724	4,939	12,774	(2,162)	12,036
AllianzGI Focused Growth	—	398,080	—	(7,054)	391,026	—	8,108	—	—
AllianzGI Global Dynamic Allocation	6,789,450	1,230,034	3,215,903	(359,910)	4,518,488	139,536	235,583	74,817	167,906
AllianzGI International Growth	—	1,980,639	—	(25,878)	1,954,761	—	131,900	—	—
AllianzGI Mid-Cap	—	199,040	—	(2,714)	196,326	—	45,236	—	—
AllianzGI NFJ Mid-Cap Value	—	553,765	—	(2,963)	550,802	—	16,461	—	—
AllianzGI Small-Cap	—	59,712	—	(1,053)	58,659	—	3,010	—	—
Totals	$29,667,230	$10,969,376	$20,447,063	$(2,644,946)	$16,443,673	$692,573	1,017,606	$(1,100,924)	$2,845,792

Annual Report	| September 30, 2019	361

Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Retirement 2050:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$19,454,855	$4,114,665	$12,642,066	$(1,336,945)	$8,058,154	$518,392	559,983	$(1,532,355)	$2,013,399
AllianzGI Best Styles Global Managed Volatility	—	1,568,066	—	(2,879)	1,565,187	—	95,965	—	—
AllianzGI Best Styles U.S. Equity	6,073,759	1,321,131	2,629,170	(1,122,096)	3,715,289	111,069	228,774	71,665	1,000,627
AllianzGI Emerging Markets Small-Cap	301,714	16,317	46,982	(6,679)	262,548	4,748	16,544	(1,822)	11,568
AllianzGI Focused Growth	—	524,771	—	(9,299)	515,472	—	10,688	—	—
AllianzGI Global Dynamic Allocation	5,745,930	593,394	1,574,304	(264,786)	4,514,020	112,594	235,350	13,786	135,487
AllianzGI International Growth	—	2,622,454	—	(36,870)	2,585,584	—	174,466	—	—
AllianzGI Mid-Cap	—	262,385	—	(3,578)	258,807	—	59,633	—	—
AllianzGI NFJ Mid-Cap Value	—	901,048	—	(4,821)	896,227	—	26,785	—	—
AllianzGI Small-Cap	—	131,192	—	(2,314)	128,878	—	6,613	—	—
Totals	$31,576,258	$12,055,423	$16,892,522	$(2,790,267)	$22,500,166	$746,803	1,414,801	$(1,448,726)	$3,161,081

AllianzGI Retirement 2055:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Global Equity	$9,433,238	$3,019,485	$7,035,663	$(431,863)	$4,046,842	$256,975	281,226	$(938,355)	$998,074
AllianzGI Best Styles Global Managed Volatility	—	791,864	—	(1,454)	790,410	—	48,462	—	—
AllianzGI Best Styles U.S. Equity	2,996,373	933,872	1,728,665	(490,606)	1,703,250	55,059	104,880	(7,724)	496,028
AllianzGI Emerging Markets Small-Cap	158,231	8,557	32,283	(313)	130,081	2,490	8,197	(4,111)	6,067
AllianzGI Focused Growth	—	265,021	—	(4,695)	260,326	—	5,398	—	—
AllianzGI Global Dynamic Allocation	2,789,818	476,673	908,365	(94,095)	2,247,318	55,815	117,170	(16,713)	67,164
AllianzGI International Growth	—	1,315,821	—	(18,507)	1,297,314	—	87,538	—	—
AllianzGI Mid-Cap	—	185,515	—	(2,530)	182,985	—	42,162	—	—
AllianzGI NFJ Mid-Cap Value	—	452,240	—	(2,420)	449,820	—	13,444	—	—
AllianzGI Small-Cap	—	132,510	—	(2,337)	130,173	—	6,679	—	—
Totals	$15,377,660	$7,581,558	$9,704,976	$(1,048,820)	$11,238,519	$370,339	715,156	$(966,903)	$1,567,333

362	September 30, 2019 |	Annual Report

AllianzGI Multi Asset Income:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets SRI Debt	$2,265,579	$1,127,577	$1,127,775	$235,869	$2,415,623	$125,983	174,036	$(85,627)	$—
AllianzGI Europe Equity Dividend††††	2,458,202	124,581	2,254,929	108,762	—	38,987	—	(436,616)	85,593
AllianzGI Floating Rate Note	3,921,656	200,394	1,644,124	(10,726)	2,451,582	93,937	165,201	(15,618)	37,531
AllianzGI Global High Yield	1,271,475	554,399	383,694	30,143	1,467,350	111,590	98,150	(4,973)	—
AllianzGI High Yield Bond	782,746	—	779,097	(50,472)	—	—	—	46,823	—
AllianzGI Preferred Securities & Income	—	3,177,510	899,606	172,054	2,464,147	84,311	157,554	14,189	—
AllianzGI Short Duration High Income	4,387,608	11,528,967	12,636,020	2,437	3,195,801	229,730	220,097	(87,191)	—
AllianzGI Short Term Bond	—	1,225,981	—	802	1,226,783	—	80,234	—	—
PIMCO Income	5,495,035	5,218,171	10,766,782	(219,989)	—	207,919	—	273,565	—
PIMCO Preferred and Capital Securities	2,163,806	1,972,578	4,122,800	(23,455)	—	77,896	—	9,871	1,519
PIMCO Senior Floating Rate	1,988,416	3,536,368	4,204,530	(12,198)	1,230,042	59,104	125,514	(78,014)	—
Totals	$24,734,523	$28,666,526	$38,819,357	$233,227	$14,451,328	$1,029,457	1,020,786	$(363,591)	$124,643

AllianzGI Global Allocation:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$81,539,738	$1,970,068	$26,733,111	$5,018,430	$61,014,797	$1,970,068	4,008,857	$(780,328)	$—
AllianzGI Best Styles Global Equity	132,579,267	16,077,033	6,171,357	(18,927,242)	123,606,164	3,291,821	8,589,726	48,463	12,785,212
AllianzGI Best Styles Global Managed Volatility	36,521,892	4,913,273	—	(2,782,281)	38,652,884	997,082	2,369,889	—	3,916,191
AllianzGI Emerging Markets Small-Cap	4,499,894	243,342	—	(129,849)	4,613,387	70,806	290,699	—	172,536
AllianzGI Emerging Markets SRI Debt	14,590,689	687,949	—	728,083	16,006,721	687,950	1,153,222	—	—
AllianzGI International Growth	—	18,530,104	—	(49,879)	18,480,225	—	1,246,979	—	—
AllianzGI International Growth††	18,717,685	459,646	18,530,104	(1,829,818)	—	55,121	—	1,182,591	404,525
AllianzGI PerformanceFee Managed Futures Strategy	14,415,000	15,861,286	—	1,389,968	31,666,254	299,320	3,221,389	—	—
PIMCO 15+ Year U.S. TIPS Index	—	6,188,445	3,194,805	176,068	3,180,908	22,919	43,260	11,200	—
Totals	$302,864,165	$64,931,146	$54,629,377	$(16,406,520)	$297,221,340	$7,395,087	20,924,021	$461,926	$17,278,464

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Notes to Financial Statements (cont’d)

September 30, 2019

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Focused Growth	$—	$4,336,640	$—	$(89,815)	$4,246,825	$—	88,054	$—	$—
AllianzGI Global Small-Cap Opportunities	—	2,867,170	—	(38,674)	2,828,496	—	175,792	—	—
AllianzGI International Growth††	4,400,566	85,421	4,288,198	69,660	—	10,244	—	(267,449)	75,177
AllianzGI International Growth	—	11,652,995	272,875	(232,913)	11,148,486	—	752,260	1,279	—
AllianzGI Mid-Cap	—	4,304,184	—	(59,409)	4,244,775	—	978,059	—	—
AllianzGI NFJ Mid-Cap Value	—	4,292,232	—	(20,032)	4,272,200	—	127,681	—	—
AllianzGI Small-Cap	—	2,867,033	—	(47,731)	2,819,302	—	144,654	—	—
PIMCO 15+ Year U.S. TIPS Index	—	16,670,450	10,100,916	179,370	6,727,995	41,940	91,500	(20,909)	—
Totals	$4,400,566	$47,076,125	$14,661,989	$(239,544)	$36,288,079	$52,184	2,358,000	$(287,079)	$75,177

AllianzGI High Yield Bond:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)†††	Market Value 9/30/2019		Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)

CCF Holdings LLC Class B†	$—	$—	$—	$—	$—	*	$—	7,143	$—
LiveStyle, Inc., Ser. B†	5,758,100	—	—	—	5,758,100		—	57,581	—
Totals	$5,758,100	$—	$—	$—	$5,758,100		$—	64,724	$—

AllianzGI PerformanceFee Managed Futures Strategy:
	Market Value 9/30/2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2019	Dividend Income	Shares as of 9/30/2019	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Short Duration High Income	$—	$1,403,547	$—	$8,782	$1,412,329	$28,180	97,268	$—	$—

*	Actual amount rounds to less than $1.
†	Not affiliated at September 30, 2018.
††	See Note 13(d) in the Notes to Financial Statements.
†††	Does not tie to Net change in unrealized appreciation/depreciation on the Statements of Operations as a result of previously unaffiliated securities moving to affiliated.
††††	See Note 13(a) in the Notes to Financial Statements.

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Adviser or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At September 30, 2019, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Retirement 2020	6	79%	—	—	—
AllianzGI Retirement 2025	5	77%	—	—	—
AllianzGI Retirement 2030	4	74%	—	—	—

364	September 30, 2019 |	Annual Report

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI/Allianz of America
AllianzGI Retirement 2035	4	77%	—	—	—
AllianzGI Retirement 2040	2	74%	—	—	—
AllianzGI Retirement 2045	3	83%	—	—	—
AllianzGI Retirement 2050	3	80%	—	—	—
AllianzGI Retirement 2055	4	83%	—	—	—
AllianzGI Multi Asset Income	5	69%	—	—	—
AllianzGI Global Allocation	1	25%	2	55%	—
AllianzGI Best Styles Global Equity	—	—	4	90%	—
AllianzGI Best Styles International Equity	1	46%	2	48%	—
AllianzGI Best Styles U.S. Equity	1	20%	7	70%	—
AllianzGI Convertible	6	62%	—	—	—
AllianzGI Core Bond	—	—	1	15%	82%
AllianzGI Core Plus Bond	—	—	1	25%	75%
AllianzGI Emerging Markets Consumer	6	96%	—	—	—
AllianzGI Emerging Markets Small-Cap	1	16%	1	58%	—
AllianzGI Emerging Markets SRI Debt	1	7%	2	91%	—
AllianzGI Floating Rate Note	—	—	1	18%	77%
AllianzGI Global Dynamic Allocation	2	30%	5	57%	—
AllianzGI Global High Yield	—	—	1	6%	94%
AllianzGI Global Sustainability	3	96%	—	—	—
AllianzGI Global Water	8	84%	—	—	—
AllianzGI Green Bond	1	16%	—	—	80%
AllianzGI High Yield Bond	4	82%	—	—	—
AllianzGI International Small-Cap	2	70%	—	—	—
AllianzGI Micro Cap	1	80%	—	—	—
AllianzGI NFJ Emerging Markets Value	2	88%	—	—	—
AllianzGI PerformanceFee Managed Futures Strategy	—	—	1	96%	—
AllianzGI PerformanceFee Structured US Equity	4	65%	—	—	25%
AllianzGI PerformanceFee Structured US Fixed Income	—	—	—	—	93%
AllianzGI Preferred Securities and Income	2	23%	1	14%	63%
AllianzGI Short Duration High Income	8	79%	—	—	—
AllianzGI Short Term Bond	1	13%	2	41%	39%
AllianzGI Structured Return	6	79%	—	—	—
AllianzGI U.S. Equity Hedged	4	89%	—	—	—
AllianzGI Ultra Micro Cap	4	74%	—	—	—

*

This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, CollegeAccess 529 Plan, OklahomaDream 529 Plan and Allianz Multi-Series Collective Investment Trust.

Annual Report	| September 30, 2019	365

Notes to Financial Statements (cont’d)

September 30, 2019

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025

	Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	52,251	$1,002,018	30,378	$616,318	58,783	$989,272	72,929	$1,336,155
Class C	19,937	388,866	2,648	52,962	—	—	—	—
Class R	897	16,346	2,276	45,999	1,377	22,209	3,383	61,727
Class P	78,499	1,510,382	185,370	3,793,616	191,904	3,295,249	203,211	3,738,212
Class R6	282,870	5,415,943	221,480	4,544,238	252,935	4,344,566	303,923	5,570,574
Administrative Class	1,620	31,146	3,817	78,298	1,554	26,632	2,112	39,074

Issued in reinvestment of dividends and distributions:
Class A	13,754	243,713	20,754	422,972	21,567	338,607	17,564	323,180
Class C	560	9,967	481	9,782	—	—	—	—
Class R	10	171	2	46	71	1,116	31	566
Class P	45,922	817,411	33,591	689,954	98,361	1,540,332	95,060	1,746,256
Class R6	62,990	1,122,479	31,248	642,466	90,889	1,426,045	53,770	988,834
Administrative Class	1,799	31,996	1,059	21,720	819	12,898	672	12,408

Cost of shares redeemed:
Class A	(75,107)	(1,438,544)	(522,132)	(10,496,950)	(98,838)	(1,711,595)	(165,081)	(3,026,895)
Class C	(13,523)	(267,802)	(4,544)	(92,179)	—	—	—	—
Class R	(4,679)	(83,878)	(92)	(1,821)	(1,488)	(25,639)	(2,437)	(44,799)
Class P	(633,658)	(12,454,458)	(565,028)	(11,507,964)	(1,205,422)	(21,018,023)	(1,030,087)	(18,804,115)
Class R6	(596,235)	(11,510,811)	(304,062)	(6,221,856)	(720,193)	(12,395,330)	(322,507)	(5,924,381)
Administrative Class	(27,361)	(510,602)	(11,758)	(239,104)	(4,220)	(70,167)	(32,368)	(606,574)
Net decrease resulting from Fund share transactions	(789,454)	$(15,675,657)	(874,512)	$(17,641,503)	(1,311,901)	$(23,223,828)	(799,825)	$(14,589,778)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

366	September 30, 2019 |	Annual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

120,958	$2,514,425	128,816	$2,880,864	39,750	$714,467	91,149	$1,820,020	37,380	$771,666	49,839	$1,151,137
8,689	175,636	8,078	176,407	—	—	—	—	5,834	123,648	256	5,915
1,612	32,584	4,538	101,176	6,145	102,595	5,722	113,399	3,266	65,228	2,721	62,393
138,741	2,878,973	241,695	5,459,380	117,368	2,092,186	188,459	3,776,002	115,899	2,399,155	182,080	4,229,666
264,958	5,509,733	208,063	4,693,327	415,065	7,433,119	248,616	4,961,281	336,855	7,005,421	186,223	4,340,560
2,124	43,930	5,790	131,956	2,001	35,710	5,066	102,573	1,053	21,810	3,510	82,456

22,579	421,095	21,750	483,287	33,525	534,052	25,634	506,780	10,158	187,924	12,616	289,017
1,998	37,009	1,677	36,934	—	—	—	—	205	3,800	341	7,750
750	14,017	408	9,075	280	4,445	292	5,756	194	3,568	216	4,926
96,335	1,813,033	93,948	2,107,251	117,294	1,872,017	102,945	2,042,424	77,320	1,432,745	68,278	1,569,715
89,389	1,689,460	61,604	1,385,473	101,352	1,619,599	50,938	1,012,145	106,494	1,976,521	65,515	1,509,472
1,735	32,781	1,114	25,075	2,080	33,357	749	14,933	2,197	40,518	1,154	26,411

(159,637)	(3,283,349)	(288,920)	(6,455,145)	(100,566)	(1,806,712)	(238,656)	(4,729,935)	(106,700)	(2,243,401)	(178,675)	(4,133,703)
(20,490)	(429,568)	(6,334)	(139,687)	—	—	—	—	(3,033)	(67,387)	(1,858)	(42,453)
(11,804)	(242,375)	(14,147)	(318,017)	(22,205)	(371,249)	(9,000)	(177,281)	(5,680)	(117,152)	(10,795)	(249,540)
(1,021,013)	(21,640,161)	(739,266)	(16,501,776)	(889,941)	(16,098,234)	(902,876)	(17,852,182)	(658,305)	(13,903,621)	(525,765)	(12,090,480)
(494,644)	(10,340,243)	(260,940)	(5,859,379)	(476,478)	(8,609,208)	(241,188)	(4,795,297)	(412,060)	(8,696,184)	(225,496)	(5,222,617)
(17,630)	(354,778)	(46,986)	(1,081,748)	(12,688)	(218,561)	(31,938)	(652,525)	(22,884)	(457,366)	(899)	(20,931)
(975,350)	$(21,127,798)	(579,112)	$(12,865,547)	(667,018)	$(12,662,417)	(704,088)	$(13,851,907)	(511,807)	$(11,453,107)	(370,739)	$(8,480,306)

Annual Report	| September 30, 2019	367

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI Retirement 2045				AllianzGI Retirement 2050

	Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,067	$584,763	56,069	$1,129,599	28,118	$569,742	48,528	$1,088,804
Class C	—	—	—	—	2,898	56,712	1,180	26,124
Class R	3,743	66,194	4,109	82,431	2,043	40,002	2,705	60,262
Class P	126,256	2,295,406	122,579	2,493,760	99,017	2,003,872	122,468	2,781,748
Institutional Class	—	—	—	—	—	—	—	—
Class R6	283,991	5,151,105	193,863	3,946,331	273,553	5,535,073	200,778	4,587,934
Administrative Class	3,758	68,053	5,743	116,672	2,690	54,545	4,039	91,333

Issued in reinvestment of dividends and distributions:
Class A	9,009	145,674	13,781	276,721	11,121	198,732	9,057	201,877
Class C	—	—	—	—	740	13,008	482	10,589
Class R	246	3,935	411	8,184	134	2,402	79	1,759
Class P	68,256	1,099,610	50,653	1,018,130	46,234	831,742	37,273	836,401
Institutional Class	—	—	—	—	—	—	—	—
Class R6	70,951	1,145,865	42,722	860,846	73,579	1,328,104	50,642	1,140,455
Administrative Class	2,988	47,868	1,746	34,918	3,590	64,296	2,445	54,641

Cost of shares redeemed:
Class A	(62,492)	(1,155,016)	(180,667)	(3,655,251)	(34,542)	(701,150)	(101,981)	(2,312,616)
Class C	—	—	—	—	(659)	(13,344)	(588)	(12,858)
Class R	(5,524)	(99,847)	(6,639)	(132,098)	(2,641)	(51,530)	(1,410)	(31,747)
Class P	(634,787)	(11,721,901)	(261,605)	(5,285,576)	(395,618)	(8,181,991)	(186,882)	(4,209,375)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(331,395)	(6,105,767)	(171,133)	(3,434,564)	(266,356)	(5,472,793)	(176,037)	(3,964,780)
Administrative Class	(18,410)	(322,264)	(10,242)	(209,921)	(15,424)	(301,867)	(3,728)	(83,533)
Net increase (decrease) resulting from Fund share transactions	(451,343)	$(8,796,322)	(138,610)	$(2,749,818)	(171,523)	$(4,024,445)	9,050	$267,018

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
#	For the period February 1, 2018 (commencement of share class) through September 30, 2018. “Shares sold” includes shares sold to AFI.

368	September 30, 2019 |	Annual Report

AllianzGI Retirement 2055				AllianzGI Multi Asset Income				AllianzGI Global Allocation

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

31,899	$560,670	43,766	$852,643	312,863	$5,281,026	127,195	$2,263,468	1,759,689	$19,613,414	369,365	$4,313,644
—	—	—	—	30,338	509,546	50,760	906,687	119,762	1,250,907	289,992	3,557,800
643	10,854	1,801	35,093	482	8,636	919	17,167	160	1,735	1,246	14,717
132,724	2,346,978	160,198	3,144,890	85,102	1,472,847	91,953	1,649,124	333,520	3,328,407	165,981	1,937,964
—	—	—	—	10,350	176,024	2,790 #	48,205 #	94,795	1,030,055	73,427	852,991
227,263	4,023,703	208,405	4,114,096	59,036	993,049	225,653	3,993,052	3,703,382	38,620,649	11,653,880	140,071,822
4,479	78,942	8,555	166,304	1,228	21,124	1,824	32,811	17	198	36	449

6,941	108,202	6,743	129,807	35,907	614,376	36,286	648,381	278,260	2,798,425	313,963	3,642,134
—	—	—	—	4,015	68,590	10,887	195,173	28,248	290,703	223,202	2,640,348
266	4,136	201	3,864	91	1,615	110	2,058	199	1,965	227	2,606
27,538	431,803	21,627	419,135	25,743	442,685	51,634	932,949	12,825	127,708	12,039	138,366
—	—	—	—	289	4,881	79 #	1,347 #	41,540	417,023	51,790	598,913
37,615	592,429	23,693	461,056	39,088	653,978	77,749	1,368,964	1,685,062	16,591,827	2,417,281	27,424,554
1,736	27,083	1,162	22,436	737	12,479	4,082	74,968	127	1,312	214	2,546

(33,373)	(588,957)	(69,984)	(1,354,727)	(150,949)	(2,569,046)	(202,417)	(3,551,087)	(1,153,312)	(12,396,960)	(934,682)	(10,892,920)
—	—	—	—	(75,511)	(1,293,717)	(119,715)	(2,094,141)	(1,832,217)	(20,828,729)	(1,046,240)	(12,371,273)
(4,486)	(76,687)	(977)	(18,773)	(533)	(9,369)	(2,140)	(39,151)	(1,534)	(15,480)	(349)	(4,283)
(322,619)	(5,812,059)	(188,085)	(3,661,247)	(535,136)	(9,471,935)	(375,738)	(6,664,172)	(159,246)	(1,673,173)	(90,994)	(1,081,462)
—	—	—	—	(2,027)	(32,947)	(15)#	(263)#	(170,380)	(1,806,024)	(109,728)	(1,269,146)
(175,044)	(3,150,281)	(142,991)	(2,779,986)	(501,706)	(8,442,035)	(551,697)	(9,584,831)	(4,746,544)	(49,776,513)	(13,391,527)	(159,822,093)
(13,838)	(235,429)	(11,981)	(234,582)	(31,039)	(534,195)	(58,582)	(1,043,282)	—	—	(426)	(5,002)
(78,256)	$(1,678,613)	62,133	$1,300,009	(691,632)	$(12,092,388)	(628,383)	$(10,842,573)	(5,647)	$(2,422,551)	(1,303)	$(247,325)

Annual Report	| September 30, 2019	369

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI Best Styles Global Equity				AllianzGI Best Styles International Equity

	Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,318	$254,679	20,397	$366,653	8,310	$113,651	26,557	$411,757
Class C	73	1,000	1,781	32,689	—	—	3,531	52,918
Class R	—	—	—	—	—	—	—	—
Class P	31,398	433,985	39,918	717,027	—	—	—	—
Institutional Class	17,279	240,568	23,426	413,192	23,520	323,739	52,319	797,120
Class R6	2,781,064	40,286,108	6,392,913	114,453,742	277,239	3,718,744	253,973	4,006,624
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	8,996	111,996	9,117	156,176	1,215	14,934	1,219	18,889
Class C	145	1,808	451	7,589	178	2,193	300	4,603
Class R	—	—	—	—	—	—	—	—
Class P	13,017	162,066	18,861	322,713	345	4,235	355	5,511
Institutional Class	22,536	276,295	19,183	324,963	1,123	13,825	265	4,124
Class R6	5,349,997	66,179,468	4,650,001	79,375,510	73,989	913,757	68,138	1,061,586
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(26,033)	(383,931)	(26,890)	(465,724)	(25,565)	(347,886)	(26,324)	(409,241)
Class C	(1,386)	(22,108)	(5,312)	(96,392)	(4,086)	(53,525)	(6,263)	(96,644)
Class R	—	—	—	—	—	—	—	—
Class P	(104,629)	(1,459,278)	(101,506)	(1,758,564)	(309)	(3,796)	(320)	(4,963)
Institutional Class	(138,631)	(1,772,912)	(27,847)	(485,711)	(53,040)	(714,979)	(800)	(12,814)
Class R6	(13,210,270)	(188,289,268)	(12,640,288)	(222,258,029)	(306,777)	(4,141,315)	(347,045)	(5,487,075)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(5,238,126)	$(83,979,524)	(1,625,795)	$(28,894,166)	(3,858)	$(156,423)	25,905	$352,395

*	Commencement of operations.
—	May reflect actual amounts rounding to less than $1 or less than 1 share.

370	September 30, 2019 |	Annual Report

AllianzGI Best Styles U.S. Equity				AllianzGI Convertible				AllianzGI Core Bond

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Period from May 30, 2018* through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

48,815	$761,156	15,181	$296,027	927,069	$27,007,767	207,449	$6,503,197	—	$—	—	$—
6,836	104,042	943	18,015	835,945	24,294,977	353,677	11,048,314	—	—	—	—
—	—	—	—	2,421	74,232	775	25,467	—	—	—	—
31,547	576,275	7,044	139,403	3,280,675	92,499,330	1,412,411	43,072,476	936	15,000	—	—
3,574	55,100	3,537	68,251	4,715,339	135,402,514	1,934,862	59,803,946	2,424	36,913	—	—
645,776	10,633,540	815,815	15,612,646	—	—	—	—	103,977	1,589,665	402,385	6,016,814
—	—	—	—	3,695	107,637	1,379	44,007	—	—	—	—

6,062	82,571	264	4,958	323,724	8,061,431	415,204	12,056,650	—	—	—	—
851	11,259	107	1,972	227,221	5,693,349	228,935	6,674,305	—	—	—	—
—	—	—	—	492	12,717	385	11,580	—	—	—	—
8,119	109,529	1,675	31,132	537,881	13,089,974	439,297	12,532,377	25	381	4	72
1,850	25,032	411	7,666	1,940,013	47,589,658	1,844,088	53,040,379	56	875	5	73
1,323,571	18,027,043	395,294	7,399,903	—	—	—	—	63,955	977,793	14,480	216,814
—	—	—	—	4,758	116,747	6,065	174,529	—	—	—	—

(3,905)	(69,296)	(748)	(15,112)	(743,559)	(21,015,895)	(984,752)	(31,388,653)	—	—	—	—
(4,294)	(62,681)	(828)	(15,605)	(644,782)	(18,689,403)	(383,725)	(12,080,360)	—	—	—	—
—	—	—	—	(362)	(11,089)	(1,606)	(52,517)	—	—	—	—
(55,752)	(937,034)	(1,380)	(27,125)	(1,536,819)	(42,210,655)	(1,031,353)	(31,440,570)	—	—	—	—
(7,713)	(109,953)	(3,726)	(70,801)	(4,054,854)	(113,207,612)	(3,032,900)	(96,524,746)	—	—	—	—
(3,743,463)	(60,369,661)	(2,476,896)	(48,767,732)	—	—	—	—	(25,224)	(388,329)	(112,870)	(1,686,282)
—	—	—	—	(20,190)	(560,661)	(13,095)	(436,418)	—	—	—	—
(1,738,126)	$(31,163,078)	(1,243,307)	$(25,316,402)	5,798,667	$158,255,018	1,397,096	$33,063,963	146,149	$2,232,298	304,004	$4,547,491

Annual Report	| September 30, 2019	371

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI Core Plus Bond				AllianzGI Emerging Markets Consumer

	Year ended September 30, 2019		Period from May 30, 2018* through September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	80	$1,025	433	$7,099
Class C	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	1,608,568	21,252,308	1,045,849	16,710,931
Class R6	954,928	15,168,884	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	17	207	562	8,911
Class C	—	—	—	—	—	—	—	—
Class P	20	302	4	72	—	—	—	—
Institutional Class	20	310	5	74	35,465	442,608	85,235	1,364,614
Class R6	84,166	1,286,062	20,063	300,598	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—	(507)	(7,035)	(5,782)	(88,339)
Class C	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	(1,828,055)	(24,242,382)	(788,915)	(12,184,557)
Class R6	(9,784)	(147,681)	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,029,350	$16,307,877	20,072	$300,744	(184,432)	$(2,553,269)	337,382	$5,818,659

*	Commencement of operations.
—	May reflect actual amounts rounding to less than $1 or less than 1 share.

372	September 30, 2019 |	Annual Report

AllianzGI Emerging Markets Small-Cap				AllianzGI Emerging Markets SRI Debt				AllianzGI Floating Rate Note

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Period from December 27, 2017* through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,660	$76,707	4,234	$75,615	3,899	$52,207	37,243	$533,756	—	$—	—	$—
—	—	—	—	—	—	207	3,001	—	—	—	—
24,943	389,972	67,521	1,218,249	112,026	1,502,528	171,295	2,535,268	57,149	849,209	378,510	5,669,291
—	—	—	—	—	—	—	—	—	—	—	—

389	5,633	873	15,332	290	4,064	449	6,347	—	—	—	—
—	—	—	—	29	404	255	3,645	—	—	—	—
—	—	—	—	40	545	47	651	25	376	10	152
37,237	528,395	43,678	758,248	64,791	885,013	116,064	1,642,180	40,108	590,756	13,750	205,805
—	—	—	—	—	—	—	—	—	—	—	—

(6,001)	(95,663)	(8,079)	(142,593)	(4,800)	(62,966)	(37,068)	(518,006)	—	—	—	—
—	—	—	—	(2,438)	(32,418)	(4,613)	(62,842)	—	—	—	—
(179,420)	(2,810,844)	(125,120)	(2,267,176)	(111,962)	(1,528,235)	(1,352,252)	(19,401,035)	(195,593)	(2,892,682)	(39,987)	(598,878)
—	—	—	—	—	—	—	—	—	—	—	—
(118,192)	$(1,905,800)	(16,893)	$(342,325)	61,875	$821,142	(1,068,373)	$(15,257,035)	(98,311)	$(1,452,341)	352,283	$5,276,370

Annual Report	| September 30, 2019	373

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI Global Dynamic Allocation				AllianzGI Global High Yield

	Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	47,994	$919,957	24,968	$511,412	—	$—	—	$—
Class C	4,461	82,898	13,758	276,697	—	—	—	—
Class R	795	14,907	987	19,792	—	—	—	—
Class P	14,883	272,835	93,460	1,911,803	—	—	—	—
Institutional Class	21,516	404,272	234,450	4,759,989	36,279	534,849	46,776	703,903
Class R6	1,181,860	22,479,632	1,008,881	20,351,605	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	5,336	92,840	5,385	109,050	—	—	—	—
Class C	1,034	17,748	3,347	66,066	—	—	—	—
Class R	219	3,802	309	6,210	—	—	—	—
Class P	33,205	573,450	31,925	642,005	48	689	32	482
Institutional Class	20,229	356,643	80,510	1,630,333	106,069	1,534,320	70,591	1,055,110
Class R6	489,384	8,485,926	602,641	12,155,278	—	—	—	—
Administrative Class	57	975	54	1,099	—	—	—	—

Cost of shares redeemed:
Class A	(58,861)	(1,092,588)	(48,439)	(975,886)	—	—	—	—
Class C	(35,403)	(669,078)	(22,094)	(430,779)	—	—	—	—
Class R	(2,663)	(50,381)	(25)	(493)	—	—	—	—
Class P	(117,170)	(2,142,526)	(77,585)	(1,561,740)	—	—	—	—
Institutional Class	(217,234)	(4,167,618)	(1,202,910)	(24,148,028)	(28,404)	(428,150)	(30,638)	(456,580)
Class R6	(4,583,267)	(87,757,691)	(3,328,287)	(66,510,687)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(3,193,625)	$(62,173,997)	(2,578,665)	$(51,186,274)	113,992	$1,641,708	86,761	$1,302,915

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
*	Commencement of operations.

374	September 30, 2019 |	Annual Report

AllianzGI Global Sustainability				AllianzGI Global Water				AllianzGI Green Bond

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Period from November 19, 2018* through September 30, 2019
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

115,395	$2,114,648	10,545	$196,770	2,286,105	$35,090,817	2,670,501	$41,351,594	5,017	$76,142
—	—	—	—	414,437	5,966,725	813,178	12,057,027	—	—
—	—	—	—	—	—	—	—	—	—
839,758	14,425,605	580,070	11,049,588	2,823,956	41,892,641	4,655,923	72,110,173	65,759	1,050,700
55,785	1,016,992	138,230	2,594,493	3,247,348	48,413,969	3,524,902	53,633,616	20,174	323,012
—	—	—	—	—	—	—	—	—	—

2,973	44,718	877	15,922	327,536	4,297,269	273,441	4,252,010	83	1,313
—	—	—	—	123,952	1,556,835	117,917	1,754,605	—	—
—	—	—	—	—	—	—	—	—	—
57,911	876,192	121	2,224	392,540	5,146,199	297,452	4,628,355	504	8,163
53,317	822,141	50,576	928,569	384,535	4,948,969	330,391	5,051,676	5,846	92,825
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(70,883)	(1,286,395)	(2,241)	(41,302)	(2,821,095)	(41,821,369)	(4,165,975)	(64,185,516)	—	—
—	—	—	—	(1,639,837)	(23,408,048)	(1,328,543)	(19,492,116)	—	—
—	—	—	—	—	—	—	—	—	—
(301,248)	(5,343,279)	(6,547)	(127,128)	(5,940,274)	(86,920,412)	(2,873,341)	(44,427,404)	(489)	(7,930)
(1,430,354)	(26,159,970)	(225,433)	(4,245,826)	(4,854,572)	(70,200,311)	(2,414,086)	(36,595,471)	(6,131)	(100,934)
—	—	—	—	—	—	—	—	—	—
(677,346)	$(13,489,348)	546,198	$10,373,310	(5,255,369)	$(75,036,716)	1,901,760	$30,138,549	90,763	$1,443,291

Annual Report	| September 30, 2019	375

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI High Yield Bond				AllianzGI International Small-Cap

	Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	744,048	$6,483,990	796,523	$7,237,524	45,024	$1,513,968	539,679	$24,176,578
Class C	94,473	805,389	74,754	684,819	1,796	55,502	20,361	884,323
Class R	87,935	729,106	51,238	450,609	14,224	496,464	15,817	672,491
Class P	760,572	6,286,286	471,053	4,141,566	101,230	3,421,259	294,664	12,847,308
Institutional Class	1,661,437	13,894,508	4,191,771	36,921,650	365,319	12,608,298	587,195	27,381,698
Class R6	—	—	—	—	166,939	5,247,432	590,821	26,609,280
Administrative Class	6,348	53,584	10,209	89,174	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	164,994	1,438,431	210,692	1,903,097	28,989	810,249	2,914	125,294
Class C	26,644	231,665	45,134	406,485	8,012	215,286	1,313	54,903
Class R	3,136	26,160	2,981	25,763	6,359	167,366	189	7,918
Class P	93,832	783,115	149,349	1,297,642	159,754	4,426,791	36,896	1,583,227
Institutional Class	588,936	4,930,676	836,180	7,265,664	213,703	6,161,056	41,071	1,826,435
Class R6	—	—	—	—	141,955	4,068,417	21,533	957,134
Administrative Class	150	1,258	3,204	28,001	—	—	—	—

Cost of shares redeemed:
Class A	(1,673,896)	(14,642,983)	(3,503,149)	(32,035,899)	(135,306)	(4,608,453)	(478,533)	(20,860,283)
Class C	(532,830)	(4,651,423)	(420,334)	(3,804,191)	(41,167)	(1,381,885)	(29,667)	(1,237,253)
Class R	(117,093)	(974,669)	(68,530)	(605,660)	(6,194)	(189,894)	(2,355)	(102,377)
Class P	(1,482,333)	(12,310,235)	(2,582,395)	(22,768,371)	(776,355)	(25,582,703)	(548,847)	(24,412,812)
Institutional Class	(7,435,928)	(62,047,291)	(8,055,626)	(70,259,175)	(467,635)	(15,005,607)	(1,105,969)	(49,769,907)
Class R6	—	—	—	—	(200,875)	(6,639,632)	(268,488)	(12,115,616)
Administrative Class	(6,061)	(51,729)	(179,529)	(1,534,418)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(7,015,636)	$(59,014,162)	(7,966,475)	$(70,555,720)	(374,228)	$(14,216,086)	(281,406)	$(11,371,659)

—	May reflect actual amounts rounding to less than $1 or less than 1 share.
*	Commencement of operations.

376	September 30, 2019 |	Annual Report

AllianzGI Micro Cap				AllianzGI NFJ Emerging Markets Value				AllianzGI PerformanceFee Managed Futures Strategy

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Period from December 18, 2017* through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

14,982	$162,669	14,367	$229,885	219,385	$3,367,289	4,873,330	$88,876,479	—	$—	—	$—
—	—	—	—	32,404	509,060	50,026	918,495	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
53,913	575,596	85,615	1,352,886	42,135	658,306	686,711	12,473,879	—	—	—	—
271,376	3,037,460	267,091	4,313,712	2,197,656	33,820,277	6,133,330	109,674,069	112,309	1,070,810	57,095	550,654
—	—	—	—	—	—	—	—	1,729,780	15,938,742	1,627,386	16,230,568
—	—	—	—	—	—	—	—	—	—	—	—

44,402	400,953	9,998	150,676	21,910	351,944	29,652	517,662	—	—	—	—
—	—	—	—	1,283	20,510	810	13,580	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
29,782	271,612	5,224	79,191	3,267	52,446	17,366	301,427	9	81	—	—
423,173	3,884,729	99,908	1,522,599	213,903	3,312,431	134,628	2,287,173	474	4,473	—	—
—	—	—	—	—	—	—	—	32,392	305,782	—	—
—	—	—	—	—	—	—	—	—	—	—	—

(80,650)	(913,338)	(60,904)	(964,599)	(711,983)	(10,974,346)	(4,146,038)	(72,566,773)	—	—	—	—
—	—	—	—	(42,723)	(658,495)	(7,511)	(131,017)	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
(154,831)	(1,684,464)	(86,274)	(1,355,798)	(120,149)	(1,843,801)	(1,660,903)	(27,625,591)	—	—	—	—
(631,977)	(7,328,627)	(661,408)	(10,435,016)	(3,377,357)	(51,241,215)	(1,412,420)	(24,367,528)	(104,829)	(961,460)	(4,395)	(42,153)
—	—	—	—	—	—	—	—	(52,264)	(484,553)	(43,722)	(423,518)
—	—	—	—	—	—	—	—	—	—	—	—
(29,830)	$(1,593,410)	(326,383)	$(5,106,464)	(1,520,269)	$(22,625,594)	4,698,981	$90,371,855	1,717,871	$15,873,875	1,636,364	$16,315,551

Annual Report	| September 30, 2019	377

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI PerformanceFee Structured US Equity				AllianzGI PerformanceFee Structured US Fixed Income

	Year ended September 30, 2019		Period from December 18, 2017* through September 30, 2018		Year ended September 30, 2019		Period from December 18, 2017* through September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—	—	$—	—	$—
Class C	—	—	—	—	—	—	—	—
Class P	1,929,421	19,945,782	—	—	5,162	53,138	—	—
Institutional Class	1,058,546	10,946,436	3,656,574	39,018,487	114,097	1,169,045	18,871	186,825
Class R6	275,101	2,552,073	1,378,034	14,214,731	117,800	1,171,707	17,332	171,151

Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class P	675	5,757	—	—	78	785	—	—
Institutional Class	324,961	2,775,164	—	—	796	8,218	—	—
Class R6	330,464	2,828,770	—	—	115,794	1,142,377	—	—

Cost of shares redeemed:
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class P	(13,419)	(141,192)	—	—	—	—	—	—
Institutional Class	(207,142)	(2,067,716)	(37,753)	(412,508)	(20,459)	(212,615)	(18,861)	(186,725)
Class R6	(444,647)	(4,309,086)	(31,820)	(347,913)	(52,153)	(529,368)	—	—
Net increase (decrease) resulting from Fund share transactions	3,253,960	$32,535,988	4,965,035	$52,472,797	281,115	$2,803,287	17,342	$171,251

*	Commencement of operations.
—	May reflect actual amounts rounding to less than $1 or less than 1 share.

378	September 30, 2019 |	Annual Report

AllianzGI Preferred Securities and Income				AllianzGI Short Duration High Income				AllianzGI Short Term Bond

Year ended September 30, 2019		Period from May 30, 2018* through September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Period from August 23, 2018* through September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	$—	—	$—	5,692,412	$82,896,626	3,859,273	$57,794,244	68,247	$1,022,997	—	$—
—	—	—	—	2,696,853	39,150,889	2,143,605	32,050,213	—	—	—	—
—	—	—	—	30,969,732	446,971,610	13,000,981	194,110,884	—	—	—	—
97,673	1,491,677	101,706	1,537,850	13,461,959	195,008,059	13,218,128	197,275,694	527,485	8,024,195	11,731	176,000
288,347	4,266,098	—	—	2,137,280	30,871,362	2,773,793	41,555,774	—	—	—	—

—	—	—	—	441,306	6,401,352	539,451	8,065,229	1,500	22,615	—	—
—	—	—	—	336,506	4,878,351	354,329	5,286,210	—	—	—	—
34	506	9	134	1,425,882	20,529,506	1,048,148	15,625,723	26	392	—	—
6,603	98,925	378	5,686	1,376,229	19,830,219	1,353,472	20,185,213	16,342	246,170	—	—
42,699	637,469	9,113	137,009	169,926	2,446,945	177,574	2,647,559	—	—	—	—

—	—	—	—	(6,932,123)	(100,602,728)	(8,675,606)	(129,519,226)	(19,991)	(302,984)	—	—
—	—	—	—	(4,112,920)	(59,871,987)	(3,212,318)	(48,022,048)	—	—	—	—
—	—	—	—	(25,514,747)	(368,867,801)	(32,694,772)	(492,027,915)	—	—	—	—
(13,082)	(199,741)	—	—	(14,164,781)	(204,589,918)	(24,090,831)	(360,032,751)	(56,329)	(849,878)	—	—
(69,385)	(1,061,427)	—	—	(3,158,264)	(45,704,949)	(4,061,454)	(60,996,929)	—	—	—	—
352,889	$5,233,507	111,206	$1,680,679	4,825,246	$69,347,536	(34,266,227)	$(516,002,126)	537,280	$8,163,507	11,731	$176,000

Annual Report	| September 30, 2019	379

Notes to Financial Statements (cont’d)

September 30, 2019

	AllianzGI Structured Return

	Year ended September 30, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,712,573	$26,894,471	3,578,492	$56,841,189
Class C	115,831	1,748,836	321,649	4,970,252
Class P	6,880,663	108,150,719	5,325,709	84,630,179
Institutional Class	10,951,308	173,893,497	12,430,901	198,879,500
Class R6	548,876	8,764,651	1,112,999	17,549,532

Issued in reinvestment of dividends and distributions:
Class A	140,751	2,142,234	344,893	5,452,751
Class C	24,914	364,737	37,382	573,444
Class P	205,402	3,113,889	390,379	6,156,276
Institutional Class	669,953	10,230,176	596,378	9,500,308
Class R6	92,540	1,407,534	86,252	1,367,964

Cost of shares redeemed:
Class A	(6,318,012)	(98,981,983)	(5,471,305)	(86,098,131)
Class C	(437,098)	(6,633,312)	(328,090)	(5,034,992)
Class P	(6,926,461)	(109,557,797)	(4,765,862)	(75,222,509)
Institutional Class	(9,144,614)	(145,586,918)	(4,342,363)	(69,149,955)
Class R6	(257,417)	(4,062,621)	(151,513)	(2,395,261)
Net increase (decrease) resulting from Fund share transactions	(1,740,791)	$(28,111,887)	9,165,901	$148,020,547

—	May reflect actual amounts rounding to less than $1 or less than 1 share.

380	September 30, 2019 |	Annual Report

AllianzGI U.S. Equity Hedged				AllianzGI Ultra Micro Cap

Year ended September 30, 2019		Year ended September 30, 2018		Year ended September 30, 2019		Year ended September 30, 2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

6,775	$121,553	4,954	$89,481	23,604	$357,864	46,639	$922,104
1,449	24,377	—	—	—	—	—	—
3,224	56,118	2,900	54,178	23,153	302,140	109,692	2,081,245
7,382	131,560	44,908	830,267	143,694	1,898,149	224,370	4,812,076
—	—	—	—	—	—	—	—

2,216	35,189	484	8,868	161,678	1,689,533	146,421	2,623,868
766	11,667	202	3,555	—	—	—	—
313	4,848	23	409	104,123	1,123,484	50,434	922,434
5,567	89,856	1,044	19,371	329,329	3,566,635	266,881	4,891,933
—	—	—	—	—	—	—	—

(9,764)	(168,069)	(9,392)	(171,559)	(257,009)	(3,243,158)	(280,049)	(5,430,004)
(3,966)	(67,848)	(3,767)	(65,379)	—	—	—	—
(3,145)	(54,823)	(306)	(5,607)	(242,570)	(3,126,355)	(64,153)	(1,318,678)
(39,153)	(696,331)	(32,633)	(603,115)	(485,914)	(6,412,199)	(470,044)	(9,691,341)
—	—	—	—	—	—	—	—
(28,336)	$(511,903)	8,417	$160,469	(199,912)	$(3,843,907)	30,191	$(186,363)

Annual Report	| September 30, 2019	381

Notes to Financial Statements (cont’d)

September 30, 2019

10.	INVESTMENTS IN SECURITIES

For the period or year ended September 30, 2019, purchases and sales of investments, other than short-term securities and U.S. government obligations transactions were:

	Purchases	Sales
AllianzGI Retirement 2020	$8,065,523	$23,265,923
AllianzGI Retirement 2025	9,696,889	32,213,075
AllianzGI Retirement 2030	11,094,480	32,407,746
AllianzGI Retirement 2035	14,160,281	28,574,201
AllianzGI Retirement 2040	16,412,348	28,941,528
AllianzGI Retirement 2045	11,163,930	20,447,064
AllianzGI Retirement 2050	12,314,841	16,892,520
AllianzGI Retirement 2055	7,711,829	9,704,976
AllianzGI Multi Asset Income	83,424,697	94,368,281
AllianzGI Global Allocation	90,896,459	89,827,348
AllianzGI Best Styles Global Equity	153,775,970	281,959,635
AllianzGI Best Styles International Equity	11,521,178	11,885,021
AllianzGI Best Styles U.S. Equity	29,327,167	75,847,804
AllianzGI Convertible	807,742,560	749,365,057
AllianzGI Core Bond	93,080,236	93,515,405
AllianzGI Core Plus Bond	141,152,802	132,249,199
AllianzGI Emerging Markets Consumer	32,371,730	35,303,921
AllianzGI Emerging Markets Small-Cap	6,623,118	8,739,065
AllianzGI Emerging Markets SRI Debt	33,074,891	31,826,380
AllianzGI Floating Rate Note	21,215,551	20,810,436
AllianzGI Global Dynamic Allocation	262,046,012	318,931,880
AllianzGI Global High Yield	26,515,674	24,876,994

	Purchases	Sales
AllianzGI Global Sustainability	$12,561,414	$27,871,707
AllianzGI Global Water	188,520,185	265,535,762
AllianzGI Green Bond	13,447,056	7,039,423
AllianzGI High Yield Bond	97,032,840	153,926,823
AllianzGI International Small-Cap	58,861,597	112,504,104
AllianzGI Micro Cap	7,425,307	13,602,194
AllianzGI NFJ Emerging Markets Value	116,165,939	142,583,840
AllianzGI PerformanceFee Managed Futures Strategy	1,403,547	1,588,063
AllianzGI PerformanceFee Structured US Equity	37,208,576	6,942,718
AllianzGI PerformanceFee Structured US Fixed Income	3,515,727	882,817
AllianzGI Preferred Securities and Income	19,355,341	14,134,690
AllianzGI Short Duration High Income	561,197,557	516,932,460
AllianzGI Short Term Bond	7,287,439	2,497,719
AllianzGI Structured Return	601,502,043	562,435,027
AllianzGI U.S. Equity Hedged	307,222	903,922
AllianzGI Ultra Micro Cap	8,630,981	18,269,906

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Core Bond	$203,520,479	$202,941,894
AllianzGI Core Plus Bond	270,285,631	258,816,391
AllianzGI Floating Rate Note	44,870	762,083
AllianzGI Global Dynamic Allocation	165,653,247	196,670,084
AllianzGI Short Term Bond	267,900	449,293

11.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Year ended September 30, 2019				Year ended September 30, 2018
	Ordinary Income(1)	20% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital
AllianzGI Retirement 2020	$982,360	$1,257,608	—	—	$1,795,857	—	—	—
AllianzGI Retirement 2025	1,524,098	1,867,950	—	—	2,739,562	$374,795	—	—
AllianzGI Retirement 2030	1,650,706	2,399,398	—	—	3,795,163	298,456	—	—
AllianzGI Retirement 2035	1,316,331	2,821,764	—	—	3,426,175	204,859	—	—
AllianzGI Retirement 2040	1,351,337	2,405,141	—	—	3,346,698	169,469	—	—
AllianzGI Retirement 2045	912,506	1,552,667	—	—	2,159,524	54,526	—	—
AllianzGI Retirement 2050	1,137,814	1,309,513	—	—	2,194,709	57,549	—	—
AllianzGI Retirement 2055	501,569	670,050	—	—	1,004,318	36,436	—	—
AllianzGI Multi Asset Income	1,815,737	—	—	—	2,975,341	28,682	—	$261,103
AllianzGI Global Allocation	10,503,114	10,422,886	—	—	19,171,468	16,636,384	—	—
AllianzGI Best Styles Global Equity	17,207,372	49,543,068	$2,727	—	45,665,411	34,628,218	$1,133	—
AllianzGI Best Styles International Equity	905,545	43,399	—	—	1,095,157	—	—	—

382	September 30, 2019 |	Annual Report

	Year ended September 30, 2019				Year ended September 30, 2018
	Ordinary Income(1)	20% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital
AllianzGI Best Styles U.S. Equity	$5,491,040	$12,763,509	$1,088	—	$5,472,853	$1,969,191	$3,997	—
AllianzGI Convertible	47,416,570	30,369,631	—	—	21,905,670	68,007,497	31,312	—
AllianzGI Core Bond	979,049	—	—	—	216,959	—	—	—
AllianzGI Core Plus Bond	1,286,674	—	—	—	300,744	—	—	—
AllianzGI Emerging Markets Consumer	608,963	—	—	—	773,623	1,433,989	—	—
AllianzGI Emerging Markets Small-Cap	154,524	379,504	—	—	566,267	207,314	—	—
AllianzGI Emerging Markets SRI Debt	138,771	—	—	$751,769	1,405,481	248,069	—	—
AllianzGI Floating Rate Note	471,726	119,406	—	—	205,957	—	—	—
AllianzGI Global Dynamic Allocation	4,683,078	4,847,569	1,414	—	10,980,742	3,631,138	778	—
AllianzGI Global High Yield	1,535,009	—	—	—	1,055,592	—	—	—
AllianzGI Global Sustainability	502,073	1,240,978	—	—	367,880	578,835	—	—
AllianzGI Global Water	5,849,690	14,189,451	—	—	8,199,770	11,446,343	—	—
AllianzGI Green Bond	102,425	—	—	—	—	—	—	—
AllianzGI High Yield Bond	7,706,604	—	—	—	11,770,105	—	—	—
AllianzGI International Small-Cap	1,420,333	14,976,610	—	—	1,999,614	2,617,998	—	—
AllianzGI Micro Cap	—	4,572,033	—	—	—	1,758,420	—	—
AllianzGI NFJ Emerging Markets Value	3,741,516	—	—	—	3,118,250	6,697	—	—
AllianzGI PerformanceFee Managed Futures Strategy	310,336	—	—	—	—	—	—	—
AllianzGI PerformanceFee Structured US Equity	5,156,461	453,231	—	—	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	976,103	175,278	—	—	—	—	—	—
AllianzGI Preferred Securities and Income	736,900	—	—	—	142,829	—	—	—
AllianzGI Short Duration High Income	61,274,970	—	—	—	59,914,825	—	—	—
AllianzGI Short Term Bond	269,177	—	—	—	—	—	—	—
AllianzGI Structured Return	11,203,781	6,454,144	—	—	20,416,712	2,804,237	—	—
AllianzGI U.S. Equity Hedged	141,560	—	—	—	32,203	—	—	—
AllianzGI Ultra Micro Cap	—	6,384,704	—	—	—	8,526,928	—	—

(1)	Includes short-term capital gains, if any.

At September 30, 2019, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Retirement 2020	$268,571	$1,344,137	—	—	—	—
AllianzGI Retirement 2025	197,700	2,346,074	—	—	—	—
AllianzGI Retirement 2030	329,169	2,800,377	—	—	—	—
AllianzGI Retirement 2035	124,688	2,023,991	—	$206	—	—
AllianzGI Retirement 2040	185,278	2,328,123	—	16,660	—	—
AllianzGI Retirement 2045	113,567	1,435,562	—	27,198	—	—
AllianzGI Retirement 2050	—	1,482,506	—	34,564	—	—
AllianzGI Retirement 2055	76,740	486,191	—	17,770	$17,396	—
AllianzGI Multi Asset Income	143,029	—	$1,368,854	21,302	—	$71,619
AllianzGI Global Allocation	1,009,797	16,545,152	—	—	—	—

Annual Report	| September 30, 2019	383

Notes to Financial Statements (cont’d)

September 30, 2019

	Ordinary Income	Long-Term Capital Gain	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss (Gain)(4)
					Short-Term	Long-Term
AllianzGI Best Styles Global Equity	$9,278,009	$12,942,184	—	—	—	—
AllianzGI Best Styles International Equity	731,611	—	—	$80,689	$355,195	$519,914
AllianzGI Best Styles U.S. Equity	1,281,613	8,981,897	—	—	—	—
AllianzGI Convertible	9,153,382	21,396,817	—	—	—	—
AllianzGI Core Bond	1,624,788	5,646	—	—	—	—
AllianzGI Core Plus Bond	1,950,933	84,503	—	—	—	—
AllianzGI Emerging Markets Consumer	437,797	—	$1,124,337	4,340	2,030,843	383,372
AllianzGI Emerging Markets Small-Cap	290,363	—	275,536	—	66,079	(52,643)
AllianzGI Emerging Markets SRI Debt	—	—	790,312	—	—	61,719
AllianzGI Floating Rate Note	43,744	9,781	—	204,963	9,687	—
AllianzGI Global Dynamic Allocation	5,141,316	6,832,042	—	—	—	—
AllianzGI Global High Yield	27,323	—	192,728	181,173	—	41,824
AllianzGI Global Sustainability	290,571	2,642,961	—	26,440	—	—
AllianzGI Global Water	4,315,336	15,289,489	—	316,927	—	—
AllianzGI Green Bond	269,933	—	—	—	—	—
AllianzGI High Yield Bond	43,856	—	28,579,994	—	(402,712)	3,585,031
AllianzGI International Small-Cap	1,631,757	—	1,682,674	—	3,524,529	(3,417,065)
AllianzGI Micro Cap	—	188,447	—	148,661	1,392,118	(545,735)
AllianzGI NFJ Emerging Markets Value	501,703	—	13,402,378	—	8,334,316	2,174,011
AllianzGI PerformanceFee Managed Futures Strategy	1,855,530	436,867	—	—	—	—
AllianzGI PerformanceFee Structured US Equity	4,520,252	88,870	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	327,471	104,994	—	—	—	—
AllianzGI Preferred Securities and Income	85,820	121,802	—	—	—	—
AllianzGI Short Duration High Income	1,921,519	—	55,145,463	—	(872,573)	10,556,478
AllianzGI Short Term Bond	50,612	—	—	—	—	6,648
AllianzGI Structured Return	17,919,848	—	—	—	—	—
AllianzGI U.S. Equity Hedged	16,852	—	245,360	—	—	—
AllianzGI Ultra Micro Cap	—	2,004,211	—	218,566	1,411,190	—

(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)

Certain ordinary losses realized during the period November 1, 2018 through September 30, 2019, and/or other ordinary losses realized during the period January 1, 2019 through September 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

(4)	Capital losses realized during the period November 1, 2018 through September 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being

At September 30, 2019, capital loss carryforward amounts were:

	No Expiration(5)

	Short-Term	Long-Term
AllianzGI Multi Asset Income	$955,399	$413,455
AllianzGI Emerging Markets Consumer	1,124,337	—
AllianzGI Emerging Markets Small-Cap	275,536	—
AllianzGI Emerging Markets SRI Debt	412,723	377,589
AllianzGI Global High Yield	192,728	—

384	September 30, 2019 |	Annual Report

	No Expiration(5)

	Short-Term	Long-Term
AllianzGI High Yield Bond	$5,760,007	$22,819,987
AllianzGI International Small-Cap	1,682,674	—
AllianzGI NFJ Emerging Markets Value	13,402,378	—
AllianzGI Short Duration High Income	18,229,382	36,916,081
AllianzGI U.S. Equity Hedged	14,877	230,483

(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended September 30, 2019, the Fund had capital loss carryforwards which were utilized as follows:

	Post-Enactment Utilized

	Short-Term	Long-Term
AllianzGI Core Bond	$18,246	—
AllianzGI Core Plus Bond	—	$61,544
AllianzGI Global High Yield	—	12,040
AllianzGI PerformanceFee Managed Futures Strategy	449,377	333,105

For the year ended September 30, 2019, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020(g)	$138,726	$(138,726)	—	—
AllianzGI Retirement 2025(a)(g)	268,008	(268,008)	—	—
AllianzGI Retirement 2030(a)(g)	477,996	(477,996)	—	—
AllianzGI Retirement 2035(a)(g)	454,856	(454,856)	—	—
AllianzGI Retirement 2040(a)(g)	532,827	(532,827)	—	—
AllianzGI Retirement 2045(a)(g)	376,659	(376,659)	—	—
AllianzGI Retirement 2050(a)(g)	284,816	(284,816)	—	—
AllianzGI Retirement 2055(a)(g)	219,533	(219,532)	$(1)	—
AllianzGI Multi Asset Income(f)(g)(h)(i)	(76,113)	(67,422)	107,761	$35,774
AllianzGI Global Allocation(g)	1,538,969	(1,538,969)	—	—
AllianzGI Best Styles Global Equity(a)(b)(f)(h)(i)(r)	705,561	(728,143)	2,631	19,951
AllianzGI Best Styles International Equity(a)(b)(f)	(1,164)	1,164	—	—
AllianzGI Best Styles U.S. Equity(a)(b)(f)(h)(i)(r)	2,308	(16,611)	—	14,303
AllianzGI Convertible(j)(k)	5,594,211	(5,594,211)	—	—
AllianzGI Core Bond(c)(m)(q)	37,825	(37,825)	—	—
AllianzGI Core Plus Bond(c)(m)(q)	(50,802)	50,802	—	—
AllianzGI Emerging Markets Consumer(f)	(57,762)	57,762	—	—
AllianzGI Emerging Markets Small-Cap(a)(b)(f)(l)(r)	52,651	(52,651)	—	—
AllianzGI Emerging Markets SRI Debt(c)(f)	22,219	(22,219)	—	—
AllianzGI Floating Rate Note(c)(f)(q)(s)	(186,299)	186,377	(78)	—
AllianzGI Global Dynamic Allocation(a)(b)(f)(g)(h)(i)(n)(r)	605,071	(642,209)	(5)	37,143
AllianzGI Global High Yield(c)(f)	(84,058)	84,058	—	—
AllianzGI Global Sustainability(f)(i)	(47,168)	47,168	—	—
AllianzGI Global Water(f)	(420,014)	420,014	—	—
AllianzGI Green Bond(c)(f)(o)(s)	101,862	(101,460)	(402)	—
AllianzGI High Yield Bond(c)	397,101	(397,101)	—	—
AllianzGI International Small-Cap(a)(b)(f)	206,677	(206,677)	—	—
AllianzGI Micro Cap(d)(p)	333,734	(45,360)	(288,374)	—
AllianzGI NFJ Emerging Markets Value(b)(f)(l)	(120,182)	123,904	(3,722)	—
AllianzGI PerformanceFee Managed Futures Strategy(e)(f)(m)(s)	1,126,538	(1,346)	(1,125,192)	—

Annual Report	| September 30, 2019	385

Notes to Financial Statements (cont’d)

September 30, 2019

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI PerformanceFee Structured US Equity	—	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	—	—	—	—
AllianzGI Preferred Securities and Income(c)(m)	$10,614	$(10,614)	—	—
AllianzGI Short Duration High Income(c)	11,437,801	(11,437,801)	—	—
AllianzGI Short Term Bond(a)(c)(o)	18,750	(18,731)	$(19)	—
AllianzGI Structured Return	—	—	—	—
AllianzGI U.S. Equity Hedged	—	—	—	—
AllianzGI Ultra Micro Cap(d)	489,709	—	(489,709)	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Net operating losses
(e)	Reclassification related to wholly owned offshore subsidiary
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying securities
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification from sales of securities with return of capital
(j)	Reclassification of contingent debt/convertible securities income/gains
(k)	Section 305 sales adjustments for accrual of deemed dividends from investments in convertible debt
(l)	Foreign capital gain tax
(m)	Reclassification of swap payments
(n)	Reclassification due to investments in partnerships
(o)	Non-deductible expenses
(p)	Reclassification of non-deductible net operating losses and short term capital gains
(q)	Reclassification paydown losses
(r)	Reclassification on sale of securities no longer classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(s)	Non-deductible excise tax

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2019, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$16,788,420	$746,044	$21,317	$724,727
AllianzGI Retirement 2025	23,121,321	1,099,691	35,953	1,063,738
AllianzGI Retirement 2030	33,144,739	1,817,614	61,037	1,756,577
AllianzGI Retirement 2035	24,074,924	1,488,070	83,962	1,404,108
AllianzGI Retirement 2040	26,918,199	1,372,845	139,049	1,233,796
AllianzGI Retirement 2045	16,525,224	871,959	104,898	767,061
AllianzGI Retirement 2050	22,904,698	678,385	134,021	544,364
AllianzGI Retirement 2055	11,637,887	286,211	68,196	218,015
AllianzGI Multi Asset Income	23,338,945	651,350	306,900	344,450
AllianzGI Global Allocation	304,442,769	10,000,006	637,288	9,362,718
AllianzGI Best Styles Global Equity	358,961,280	46,613,067	30,305,204	16,307,863
AllianzGI Best Styles International Equity	23,303,009	1,861,648	2,079,821	(218,173)
AllianzGI Best Styles U.S. Equity	45,599,801	8,359,826	2,103,807	6,256,019
AllianzGI Convertible	595,406,474	58,609,604	6,786,604	51,823,000
AllianzGI Core Bond	35,614,767	584,646	87,355	497,291
AllianzGI Core Plus Bond	66,990,462	934,907	110,965	823,942
AllianzGI Emerging Markets Consumer	34,966,186	5,582,236	1,326,375	4,255,861
AllianzGI Emerging Markets Small-Cap	7,428,858	1,139,982	356,029	783,953

386	September 30, 2019 |	Annual Report

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Emerging Markets SRI Debt	$19,999,287	$826,018	$364,928	$461,090
AllianzGI Floating Rate Note	13,628,287	91,079	90,553	526
AllianzGI Global Dynamic Allocation	142,758,479	7,226,633	3,578,127	3,648,506
AllianzGI Global High Yield	24,102,910	601,332	243,225	358,107
AllianzGI Global Sustainability	21,660,150	4,090,201	648,202	3,441,999
AllianzGI Global Water	476,370,831	153,390,948	24,252,889	129,138,059
AllianzGI Green Bond	6,581,188	288,449	15,335	273,114
AllianzGI High Yield Bond	126,219,767	4,509,682	10,253,215	(5,743,533)
AllianzGI International Small-Cap	87,827,039	13,302,723	5,677,060	7,625,663
AllianzGI Micro Cap	13,958,213	4,436,883	1,245,254	3,191,629
AllianzGI NFJ Emerging Markets Value	100,221,782	7,294,486	4,605,262	2,689,224
AllianzGI PerformanceFee Managed Futures Strategy	27,652,451	1,130,764	907,942	222,822
AllianzGI PerformanceFee Structured US Equity	114,795,826	—	—	—
AllianzGI PerformanceFee Structured US Fixed Income	28,300,490	1,025,750	919	1,024,831
AllianzGI Preferred Securities and Income	16,635,776	669,176	99,080	570,096
AllianzGI Short Duration High Income	1,214,813,637	9,778,183	42,428,965	(32,650,782)
AllianzGI Short Term Bond	17,146,306	123,369	16,598	106,771
AllianzGI Structured Return	641,174,489	—	—	—
AllianzGI U.S. Equity Hedged	2,289,796	—	—	—
AllianzGI Ultra Micro Cap	13,334,655	4,663,442	1,258,806	3,404,636

(6)

Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions, PFIC mark-to-market, differing treatment of bond premium amortization, upfront premium on swaps, mixed straddle adjustments, Section 305 adjustments, basis adjustments from investments in partnerships, mark-to-market on section 1256 futures contracts, and mark-to-market on section 1256 forward contracts.

12.	BORROWINGS

The Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower

Fund must pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers also pay a usage fee on undrawn amounts at an annualized rate of 0.20%, to be allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The State Street Agreement was extended by an additional 364-day period by an amendment effective October 24, 2019 with an expiration date of October 2, 2020 (the “Amendment”).

The following Funds utilized the line of credit during the year ended September 30, 2019. The average balance outstanding is for the number of days that the Funds had an outstanding balance.

	Average Amount Borrowed During the Period	Average Interest Rate	Number of Days Outstanding During the Period	Outstanding Borrowings at September 30, 2019
AllianzGI NFJ Emerging Markets Value	$4,440,789	3.73%	19	—

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager (each a “Participating Fund”). The Interfund Program allows each Participating Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes.

During the period or year ended September 30, 2019, the Funds did not participate as a borrower or lender in the Interfund Program.

Annual Report	| September 30, 2019	387

Notes to Financial Statements (cont’d)

September 30, 2019

13.	FUND EVENTS

(a) Fund Launch

On November 19, 2018, AllianzGI Green Bond Fund commenced operations as a series of the Trust, offering Class A, Class P and Institutional Class shares.

(b) Fund Liquidations

On January 22, 2019, AllianzGI Europe Equity Dividend Fund and AllianzGI NFJ International Small-Cap Value Fund liquidated as series of the Trust.

(c) Name and Investment Strategy Changes

The Board approved changes to the AllianzGI Real Estate Debt Fund’s name, investment objective and principal investments and strategies to transition the Fund from its strategy of investing in short duration real estate-related debt instruments to a new strategy of investing in global floating rate notes. Shareholders subsequently approved a new concentration policy to reflect the Fund’s changing investment strategy. Effective February 1, 2019, AllianzGI Real Estate Debt Fund changed its name to AllianzGI Floating Rate Note Fund. The Fund will no longer concentrate more than 25% in the real estate related sector; shareholders approved a policy to have the Fund concentrate more than 25% of assets in the financial services industry.

Effective August 1, 2019, AllianzGI Emerging Markets Debt Fund changed its name to AllianzGI Emerging Markets SRI Debt Fund. The Fund also changed its investment strategy. The Fund seeks to implement a sustainable responsible investing (“SRI”) strategy through the application of environmental, social and governance (“ESG”) factors in constructing its portfolio. The Fund incorporates the Manager’s proprietary ESG guidelines both in the selection of individual securities and in the construction of the overall portfolio.

Effective August 30, 2019, AllianzGI Global Dynamic Allocation Fund changed its investment strategy. The Fund incorporated two new US fixed income security selection strategies. These new strategies replaced the Fund’s prior Advanced Core Bond strategy. The Fund continues to seek to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes.

(d) Fund Reorganization

On June 3, 2019, AllianzGI International Growth Fund was reorganized on a tax-free basis with and into the Nationwide International Growth Fund, a corresponding newly created series of Nationwide Mutual Funds.

(e) Fund Re-Opening

Effective July 1, 2019, AllianzGI Convertible Fund re-opened to new purchases.

(f) Change in Estimates

The Funds entered into a revised agreement with the Funds’ custodian and accounting agent (the “Agreement”), in order to lower costs and seek economies of scale for all Funds in the Trust, the terms of which were finalized in the current period. The Agreement resulted in a change in accounting estimate for the custodian and accounting agent expense for the year ended September 30, 2019 as reflected in the Statements of Operations of the Funds. For AllianzGI Best Styles International Equity, AllianzGI Emerging Markets Small-Cap and AllianzGI Global High Yield Funds, the effect of this change in estimate was significant and reduced the custody and accounting agent expense for the year ended September 30, 2019 by approximately $100,300, $82,500 and $58,900, respectively.

14.	BASIS FOR CONSOLIDATION

The Cayman Subsidiary is a wholly-owned and controlled subsidiary of AllianzGI PerformanceFee Managed Futures Strategy (the “Consolidated Fund”). The Consolidated Fund is the sole shareholder of the Cayman Subsidiary and will continue to control the Cayman Subsidiary. The Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and the Cayman Subsidiary. The consolidated financial statements include the accounts of the Consolidated Fund and the Cayman Subsidiary. All inter-company transactions and balances have been eliminated. As of September 30, 2019, consolidated net assets of the Consolidated Fund were $33,031,078, of which $1,600,223, or 4.8%, represented the Consolidated Fund’s ownership of all issued shares and voting rights of the Cayman Subsidiary.

15.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 17, 2019, the following Funds declared per-share net investment income dividends to shareholders, payable October 17, 2019 to shareholders of record on October 16, 2019.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi Asset Income	$0.07702	$0.06574	$0.07127	$0.08149	$0.08225	$0.08300	$0.07836
AllianzGI Core Bond	N/A	N/A	N/A	0.03617	0.03623	0.03750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	0.03616	0.03686	0.03750	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	0.03242	0.03365	N/A	N/A
AllianzGI Green Bond	0.02463	N/A	N/A	0.02668	0.03000	N/A	N/A

388	September 30, 2019 |	Annual Report

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI High Yield Bond	$0.03642	$0.03068	$0.03454	$0.03941	$0.03900	N/A	$0.03814
AllianzGI PerformanceFee Structured US Fixed Income	N/A	N/A	N/A	0.02130	0.02129	$0.02129	N/A
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	0.05872	0.05815	0.06000	N/A
AllianzGI Short Duration High Income	0.05500	0.05186	N/A	0.05830	0.05813	0.05899	N/A
AllianzGI Short Term Bond	0.04018	N/A	N/A	0.04171	0.04500	N/A	N/A

On November 21, 2019, the following Funds declared per-share net investment income dividends to shareholders, payable November 21, 2019, to shareholders of record on November 20, 2019.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Multi-Asset Income	$0.07717	$0.06623	$0.07162	$0.07998	$0.08226	$0.08300	$0.07846
AllianzGI Core Bond	N/A	N/A	N/A	$0.03622	$0.03689	$0.03750	N/A
AllianzGI Core Plus Bond	N/A	N/A	N/A	$0.03623	$0.03687	$0.03750	N/A
AllianzGI Floating Rate Note	N/A	N/A	N/A	$0.01613	$0.01733	N/A	N/A
AllianzGI Green Bond	$0.02731	N/A	N/A	$0.02940	$0.03000	N/A	N/A
AllianzGI High Yield Bond	$0.03648	$0.03073	$0.03455	$0.03941	$0.03900	N/A	$0.03824
AllianzGI PerformanceFee Structured US Fixed Income	N/A	N/A	N/A	$0.02129	$0.02128	$0.02129	N/A
AllianzGI Preferred Securities and Income	N/A	N/A	N/A	$0.05875	$0.05881	$0.06000	N/A
AllianzGI Short Duration High Income	$0.05500	$0.05190	N/A	$0.05989	$0.05809	$0.05889	N/A
AllianzGI Short Term Bond	$0.04117	N/A	N/A	$0.04172	$0.04500	N/A	N/A

There were no other subsequent events identified that require recognition or disclosure.

Annual Report	| September 30, 2019	389

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds Multi-Strategy Trust and Shareholders of each of the thirty-eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Allianz Funds Multi-Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AllianzGI Retirement 2020 Fund(1)

AllianzGI Retirement 2025 Fund(1)

AllianzGI Retirement 2030 Fund(1)

AllianzGI Retirement 2035 Fund(1)

AllianzGI Retirement 2040 Fund(1)

AllianzGI Retirement 2045 Fund(1)

AllianzGI Retirement 2050 Fund(1)

AllianzGI Retirement 2055 Fund(1)

AllianzGI Multi Asset Income Fund(1)

AllianzGI Global Allocation Fund(1)

AllianzGI Best Styles Global Equity Fund(1)

AllianzGI Best Styles International Equity Fund(1)

AllianzGI Best Styles U.S. Equity Fund(1)

AllianzGI Convertible Fund(1)

AllianzGI Core Bond Fund(2)

AllianzGI Core Plus Bond Fund(2)

AllianzGI Emerging Markets Consumer Fund(1)

AllianzGI Emerging Markets Small-Cap Fund(1)

AllianzGI Emerging Markets SRI Debt Fund(1)

AllianzGI Floating Rate Note Fund(5)

AllianzGI Global Dynamic Allocation Fund(1)

AllianzGI Global High Yield Fund(1)

AllianzGI Global Sustainability Fund(1)

AllianzGI Global Water Fund(1)

AllianzGI Green Bond Fund(3)

AllianzGI High Yield Bond Fund(1)

AllianzGI International Small-Cap Fund(1)

AllianzGI Micro Cap Fund(1)

AllianzGI NFJ Emerging Markets Value Fund(1)

AllianzGI PerformanceFee Managed Futures Strategy Fund and its subsidiary(7)*

AllianzGI PerformanceFee Structured US Equity Fund(4)

AllianzGI PerformanceFee Structured US Fixed Income Fund(4)

AllianzGI Preferred Securities and Income Fund(2)

AllianzGI Short Duration High Income Fund(1)

AllianzGI Short Term Bond Fund(6)

AllianzGI Structured Return Fund(1)

AllianzGI U.S. Equity Hedged Fund(1)

AllianzGI Ultra Micro Cap Fund(1)

*	Consolidated statement of assets and liabilities including the consolidated schedule of investments, statements of operations and of changes in net assets and consolidated financial highlights.
(1)	Statement of operations for the year ended September 30, 2019 and statements of changes in net assets for each of the two years in the period ended September 30, 2019
(2)

Statement of operations for the year ended September 30, 2019 and statements of changes in net assets for the year ended September 30, 2019 and for the period May 30, 2018 (commencement of operations) through September 30, 2018

(3)	Statements of operations and changes in net assets for the period November 19, 2018 (commencement of operations) through September 30, 2019
(4)

Statement of operations for the year ended September 30, 2019 and statements of changes in net assets for the year ended September 30, 2019 and for the period December 18, 2017 (commencement of operations) through September 30, 2018

(5)

Statement of operations for the year ended September 30, 2019 and statements of changes in net assets for the year ended September 30, 2019 and for the period December 27, 2017 (commencement of operations) through September 30, 2018

(6)

Statement of operations for the year ended September 30, 2019 and statements of changes in net assets for the year ended September 30, 2019 and for the period August 23, 2018 (commencement of operations) through September 30, 2018

(7)

Consolidated statement of operations for the year ended September 30, 2019 and consolidated statements of changes in net assets for the year ended September 30, 2019 and for the period December 18, 2017 (commencement of operations) through September 30, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodians, agent banks, transfer agents and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 25, 2019

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

390	September 30, 2019 |	Annual Report

Unaudited

Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund. During the period ended September 30, 2019, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	20% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2020	$1,257,608	—
AllianzGI Retirement 2025	1,867,950	—
AllianzGI Retirement 2030	2,399,398	—
AllianzGI Retirement 2035	2,821,764	—
AllianzGI Retirement 2040	2,405,141	—
AllianzGI Retirement 2045	1,552,667	—
AllianzGI Retirement 2050	1,309,513	—
AllianzGI Retirement 2055	670,050	—
AllianzGI Global Allocation	10,422,886	—
AllianzGI Best Styles Global Equity	49,543,068	$2,727
AllianzGI Best Styles International Equity	43,399	—
AllianzGI Best Styles U.S. Equity	12,763,509	1,088
AllianzGI Convertible	30,369,631	—
AllianzGI Emerging Markets Small-Cap	379,504	—
AllianzGI Floating Rate Note	119,406	—
AllianzGI Global Dynamic Allocation	4,847,569	1,414
AllianzGI Global Sustainability	1,240,978	—
AllianzGI Global Water	14,189,451	—
AllianzGI International Small-Cap	14,976,610	—
AllianzGI Micro Cap	4,572,033	—
AllianzGI PerformanceFee Structured US Equity	453,231	—
AllianzGI PerformanceFee Structured US Fixed Income	175,278	—
AllianzGI Structured Return	6,454,144	—
AllianzGI Ultra Micro Cap	6,384,704	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the fiscal period ended September 30, 2019, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Retirement 2020	44%
AllianzGI Retirement 2025	54%
AllianzGI Retirement 2030	64%
AllianzGI Retirement 2035	58%
AllianzGI Retirement 2040	58%
AllianzGI Retirement 2045	57%
AllianzGI Retirement 2050	57%
AllianzGI Retirement 2055	57%
AllianzGI Multi Asset Income	11%
AllianzGI Global Allocation	60%
AllianzGI Best Styles Global Equity	76%

AllianzGI Best Styles International Equity	87%
AllianzGI Best Styles U.S. Equity	43%
AllianzGI Convertible	8%
AllianzGI Core Bond	0%
AllianzGI Core Plus Bond	0%
AllianzGI Emerging Markets Consumer	90%
AllianzGI Emerging Markets Small-Cap	64%
AllianzGI Emerging Markets SRI Debt	0%
AllianzGI Floating Rate Note	0%
AllianzGI Global Dynamic Allocation	71%
AllianzGI Global High Yield	0%
AllianzGI Global Sustainability	100%
AllianzGI Global Water	100%
AllianzGI Green Bond	0%
AllianzGI High Yield Bond	0%
AllianzGI International Small-Cap	100%
AllianzGI Micro Cap	0%
AllianzGI NFJ Emerging Markets Value	87%
AllianzGI PerformanceFee Managed Futures Strategy	0%
AllianzGI PerformanceFee Structured US Equity	0%
AllianzGI PerformanceFee Structured US Fixed Income	0%
AllianzGI Preferred Securities and Income	55%
AllianzGI Short Duration High Income	0%
AllianzGI Short Term Bond	0%
AllianzGI Structured Return	0%
AllianzGI U.S. Equity Hedged	0%
AllianzGI Ultra Micro Cap	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the fiscal period ended September 30, 2019, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Retirement 2020	15%
AllianzGI Retirement 2025	17%
AllianzGI Retirement 2030	21%
AllianzGI Retirement 2035	22%
AllianzGI Retirement 2040	24%
AllianzGI Retirement 2045	24%
AllianzGI Retirement 2050	18%
AllianzGI Retirement 2055	24%
AllianzGI Multi Asset Income	0%
AllianzGI Global Allocation	16%
AllianzGI Best Styles Global Equity	30%
AllianzGI Best Styles International Equity	0%
AllianzGI Best Styles U.S. Equity	40%
AllianzGI Convertible	8%
AllianzGI Core Bond	0%
AllianzGI Core Plus Bond	0%

Annual Report	| September 30, 2019	391

Unaudited

Tax Information (cont’d)

AllianzGI Emerging Markets Consumer	3%
AllianzGI Emerging Markets Small-Cap	0%
AllianzGI Emerging Markets SRI Debt	0%
AllianzGI Floating Rate Note	0%
AllianzGI Global Dynamic Allocation	26%
AllianzGI Global High Yield	0%
AllianzGI Global Sustainability	38%
AllianzGI Global Water	69%
AllianzGI Green Bond	0%
AllianzGI High Yield Bond	0%
AllianzGI International Small-Cap	0%

AllianzGI Micro Cap	0%
AllianzGI NFJ Emerging Markets Value	3%
AllianzGI PerformanceFee Managed Futures Strategy	0%
AllianzGI PerformanceFee Structured US Equity	0%
AllianzGI PerformanceFee Structured US Fixed Income	0%
AllianzGI Preferred Securities and Income	10%
AllianzGI Short Duration High Income	0%
AllianzGI Short Term Bond	0%
AllianzGI Structured Return	0%
AllianzGI U.S. Equity Hedged	0%
AllianzGI Ultra Micro Cap	0%

The following Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2019 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Best Styles International Equity Fund	$1,004,328	$0.581594	$101,410	$0.058725
AllianzGI Emerging Markets Consumer Fund	1,042,664	0.351318	114,327	0.038522
AllianzGI Emerging Markets Small- Cap Fund	392,622	0.663878	53,950	0.091223
AllianzGI Green Bond Fund	88,548	0.274759	416	0.001291
AllianzGI International Small-Cap Fund	2,769,687	0.852853	245,148	0.075487
AllianzGI NFJ Emerging Markets Value Fund	5,018,213	0.664770	438,478	0.058086

The following Fund of Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share are as follows (or the maximum amount allowable):

	Year ended September 30, 2019
	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Retirement 2020	$11,791	$0.007562	$1,424	$0.000913
AllianzGI Retirement 2025	12,660	0.004974	1,529	0.000601
AllianzGI Retirement 2030	28,715	0.011017	3,468	0.001330
AllianzGI Retirement 2035	23,599	0.010277	2,850	0.001241
AllianzGI Retirement 2040	20,046	0.009768	2,421	0.001180
AllianzGI Retirement 2045	11,830	0.007531	1,429	0.000909
AllianzGI Retirement 2050	11,371	0.007482	1,373	0.000904
AllianzGI Retirement 2055	5,963	0.006622	720	0.000800
AllianzGI Multi Asset Income	81,872	0.043691	5,793	0.003092
AllianzGI Global Allocation	509,404	0.017141	38,776	0.001305

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2019. In January 2020, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2019. The amount that will be reported will be the amount to use on the shareholder’s 2019 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2019. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

392	September 30, 2019 |	Annual Report

Unaudited

Changes to the Board of Trustees/Shareholder Meeting Results

Changes to the Board of Trustees:

Effective January 1, 2019, Alan Rappaport was appointed Chairman of the Board of Trustees of the Trust.

Effective January 1, 2019, Sarah E. Cogan became a Trustee of the Trust.

Effective March 21, 2019, A. Douglas Eu resigned as a Trustee of the Trust and Thomas J. Fuccillo became a Trustee of the Trust. Mr. Fuccillo is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act; due to his position with the Investment Manager and its affiliates.

Shareholder Meeting Results:

The AllianzGI Floating Rate Note Fund (formerly known as the AllianzGI Real Estate Debt Fund) (the “Floating Rate Note Fund”) held a special meeting of shareholders on January 4, 2019. Shareholders voted on an amendment to the Floating Rate Note Fund’s fundamental investment restriction with respect to industry concentration, as indicated below:

Affirmative	Against	Withheld
887,221	0	97,491

The AllianzGI International Growth Fund held a special meeting of shareholders on May 1, 2019. Shareholders voted on an Agreement and Plan of Reorganization providing for the acquisition by Nationwide Mutual Funds, as indicated below:

Affirmative	Against	Withheld
1,268,583	0	216,986

Annual Report	| September 30, 2019	393

(Unaudited)

Matters Relating to the Trustees’ Consideration of the Investment Management Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of each Fund’s Investment Management Agreement (the “Agreements”) on behalf of each Fund (as defined below) with Allianz Global Investors U.S. LLC (the “Investment Manager”). Throughout the process, the Independent Trustees received separate legal advice from independent legal counsel that is experienced in Investment Company Act of 1940 matters and that is independent of the Investment Manager (“Independent Counsel”), and with whom they met separately from the Investment Manager during the contract review meetings.

The Independent Trustees met in executive session on June 19, 2019 to consider whether to approve the continuation of the Agreements for an additional year for the Funds (as defined below). The Contracts Committees of the Board of Trustees, which are comprised of all of the Independent Trustees, held a conference call on June 5, 2019 and met in-person on June 19, 2019 (the “contract review meetings”) with Independent Counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 19, 2019, the Board and the Independent Trustees unanimously approved the continuation of the Agreements through June 30, 2020 with respect to AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Multi Asset Income Fund (the “Multi Asset Income Fund” and, together with the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Allocation Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Best Styles Global Equity Fund (the “Best Styles Global Equity Fund”), AllianzGI Best Styles International Equity Fund (the “Best Styles International Equity Fund”), AllianzGI Best Styles U.S. Equity Fund (the “Best Styles U.S. Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Core Bond Fund (the “Core Bond Fund”), AllianzGI Core Plus Bond Fund (the “Core Plus Bond Fund”), AllianzGI Emerging Markets

Consumer Fund (the “Emerging Markets Consumer Fund”), AllianzGI Emerging Markets Debt Fund (since renamed “AllianzGI Emerging Markets SRI Debt Fund”) (the “Emerging Markets Debt Fund”), AllianzGI Emerging Markets Small-Cap Fund (the “Emerging Markets Small-Cap Fund”), AllianzGI Floating Rate Note Fund (the “Floating Rate Note Fund”) (formerly AllianzGI Real Estate Debt Fund), AllianzGI Global High Yield Fund (the “Global High Yield Fund”), AllianzGI Global Sustainability Fund (the “Global Sustainability Fund”), AllianzGI Global Water Fund (the “Global Water Fund”), AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the “Structured Return Fund”), AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI PerformanceFee Managed Futures Strategy Fund (the “PerformanceFee Managed Futures Strategy Fund”), AllianzGI PerformanceFee Structured US Equity Fund (the “PerformanceFee Structured US Equity Fund”), AllianzGI PerformanceFee Structured US Fixed Income Fund (the “PerformanceFee Structured US Fixed Income Fund”), AllianzGI Preferred Securities and Income Fund (the “Preferred Securities and Income Fund”), AllianzGI Short Term Bond Fund (the “Short Term Bond Fund” and, together with the Best Styles Global Equity Fund, the Best Styles International Equity Fund, the Best Styles U.S. Equity Fund, the Convertible Fund, the Core Bond Fund, the Core Plus Bond Fund, the Emerging Markets Consumer Fund, the Emerging Markets Debt Fund, the Emerging Markets Small-Cap Fund, the Global High Yield Fund, the Global Sustainability Fund, the Global Water Fund, the High Yield Bond Fund, the International Small-Cap Fund, the Micro Cap Fund, the Floating Rate Note Fund ,the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund, the U.S. Equity Hedged Fund, the NFJ Emerging Markets Value Fund, the PerformanceFee Managed Futures Strategy Fund, the PerformanceFee Structured US Equity Fund, the PerformanceFee Structured US Fixed Income Fund, and the Preferred Securities and Income Fund, the “AllianzGI Funds” and, together with the Retirement Funds and the Allocation Funds, the “Funds”). The material factors and conclusions that formed the basis of these approvals are discussed below.

In connection with their deliberations regarding the approval of the Agreements, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Manager under the Agreements.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Trustees, reviewed extensive materials

394	September 30, 2019 |	Annual Report

provided by the Investment Manager in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of the Investment Manager regarding its personnel, operations, and financial condition as they relate to the Funds. The Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, including the use of derivatives if used as part of the Fund’s strategy, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by the Investment Manager and its affiliates. To assist with their review, the Independent Trustees reviewed fact cards for each Fund including, among other information, performance comparisons between the Funds and their Broadridge Performance Universe (as defined below), total return investment performance, investment objective, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and trends in the Investment Manager’s profitability from its management relationship with each Fund. They also considered summaries assigning a quadrant placement to each Fund for an institutional and retail share class based on an average of certain measures of performance (including in relation to risk) and fees/expenses versus peer group medians. The Independent Trustees also considered the risk profiles of the Funds.

The Independent Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Independent Trustees and were not the result of any single factor. Individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Independent Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Independent Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Independent Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review.

Performance Information

With respect to investment performance, the Independent Trustees considered information regarding each Fund’s short-, intermediate-, and long-term performance, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Broadridge Performance Universe (as defined below). The Independent Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”), the performance of applicable benchmark indices, and the total return investment performance (based on net assets) of the Funds for various time periods. The Independent Trustees also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

For Funds that underperformed, the Board considered the magnitude of that underperformance relative to the Broadridge Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed). In the case of those Funds that the Independent Trustees identified as having underperformed their benchmark indices and/or Broadridge Performance Universes to an extent, or over a period of time, that the Independent Trustees felt warranted additional inquiry, the Independent Trustees discussed with the Investment Manager each such Fund’s performance, potential reasons for the underperformance, and, if necessary, steps that the Investment Manager had taken, or intended to take, to improve performance. The Independent Trustees also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Independent Trustees considered the Investment Manager’s responsiveness with respect to the Funds that experienced lagging performance. In this regard, with respect to the NFJ Emerging Markets Value Fund, they noted recent changes in leadership and recent changes to the portfolio management and research personnel. The Independent Trustees noted that performance, especially short-term performance is only one of the factors that they deem relevant to their consideration of the Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund’s underperformance.

Nature, Extent, and Quality of Services

As part of their review, the Independent Trustees received and considered descriptions of various functions performed by the Investment Manager for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Independent Trustees

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examined the ability of the Investment Manager to provide high-quality investment management and other services to the Funds. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager’s broker selection process and trading operations; the experience of key management personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager to attract and retain capable personnel; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager.

In addition, the Independent Trustees noted the extensive range of services that the Investment Manager provides to the Funds beyond the investment management services. In this regard, the Independent Trustees reviewed the extent and quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, the organization’s financial condition and operational stability. The Independent Trustees also considered that the Investment Manager assumes significant ongoing risks with respect to all Funds, including entrepreneurial and business risks the Investment Manager has undertaken in serving as Investment Manager and sponsor of the Funds, for which it is entitled to reasonable compensation. Specifically, its responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Independent Trustees also noted the Investment Manager’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered the Investment Manager’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

The Independent Trustees considered, among other matters, that the Investment Manager provides or procures through third-party service providers most administrative services for the Funds, and for the Retirement Funds these services are required under a separate Amended and Restated Administration Agreement (the “Administration Agreement”). These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, sub-transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Independent Trustees took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, sub-transfer agency and printing services) are, in the case of the Funds, paid for by the Investment Manager out of its administrative fee. They also took into account that the Investment Manager provides the Funds with office space, administrative services and personnel to serve as Fund officers, and that the Investment Manager and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates). Based on the foregoing, the Independent Trustees concluded that the Investment Manager’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Manager would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that the Investment Manager would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information and Comparisons

In assessing the reasonableness of the Funds’ fees and expenses under the Agreements, the Independent Trustees considered, among other information, each Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee) and each Fund’s total expense ratio as a percentage of average daily net assets, and information regarding the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”). Where a Fund’s management fees or total expense ratios were higher than the Broadridge Expense Group median, the Independent Trustees considered whether specific portfolio management, administration, or oversight needs contributed to the Fund’s advisory fees or total expense ratios. The Independent Trustees also noted certain advisory or administrative fee waivers and expense caps for the Funds with various proposed modifications and advisory fee reductions or waivers for certain Funds that had been proposed by the Investment Manager for continuation, or modification. With respect to certain Funds that underperformed for the one- and three-year periods relative to the median of the Broadridge Performance Universe, the Independent Trustees considered and discussed with the Investment Manager whether any additional fee waivers were appropriate. The Independent Trustees also considered, among other items: (i) that the Retirement Funds pay a unitary administrative fee for non-advisory services, which differentiates the Retirement Funds from many in the industry, (ii) current Fund asset levels as compared to prior years, and (iii) certain of the Funds’ “active share,” i.e., the percentage of stock holdings in a Fund that differ from its benchmark index and discussed with the Investment Manager the reasons some Funds may have lower active share than others.

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To the extent applicable, the Independent Trustees considered information regarding the investment performance and fees for other funds and/or separately managed accounts, including institutional accounts, managed by the Investment Manager or its affiliates with similar investment objective(s) and policies to those of the Funds, if any (“similar accounts”). Specifically, the Independent Trustees reviewed information showing the contractual advisory fees charged by the Investment Manager to the similar accounts. In comparing these fees, the Independent Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts.

The Trustees noted that the Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many of the Funds’ Broadridge Expense Groups have separate advisory and administration agreements with separate fees. The Independent Trustees also considered and evaluated the unitary administrative fees paid by each Retirement Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Broadridge materials.

The Trustees also considered, among other information, the Investment Manager’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated and the Investment Manager’s indication that it would not be willing to outsource its provision of administrative services while continuing to provide advisory services. They also took into account disclosure in the Funds’ prospectuses regarding administrative fees.

Economies of Scale and “Fall-Out” Benefits

The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Funds. The Independent Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so that, as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver arrangements observed by the Investment Manager for applicable Funds. The Independent Trustees also took into account that the Investment Manager agreed to advisory fee waivers for certain Funds and noted the Investment Manager agreed to a permanent reduction of the management fee for certain Funds effective July 1, 2019.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Funds. They also considered that the Retirement Funds’ unitary administrative fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Investment Manager, and that the Investment Manager’s profitability likewise generally declines under the unitary administrative fee structure when Fund assets decline. The Independent Trustees considered that the Retirement Funds’ unitary administrative fee also insulates shareholders from increased expense ratios arising from declines in net assets.

Profitability

The Independent Trustees considered the overall estimated profitability to the Investment Manager with respect to combined advisory and administrative fees for each Fund, as well as profitability separately as to each of the advisory fees and administrative fees for each Retirement Fund, on a Fund-by-Fund basis for the twelve months ended December 31, 2018. They also reviewed the Investment Manager’s aggregate profitability with respect to the Fund complex and the Investment Manager’s overall profitability with respect to all products globally. As part of its considerations, the Board considered the cost allocation methodology that the Investment Manager used in developing its estimated profitability figures. In this connection, the Independent Trustees considered that for certain Funds profitability had increased as a result of expense reduction efforts, although the Funds’ assets had declined over the last year. The Independent Trustees recognized that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Independent Trustees concluded that the Investment Manager’s estimated pre-tax profitability for advisory services was not excessive or unreasonable, although it was sizeable for certain Funds, and that estimated pre-tax profitability for advisory and administrative services combined, including when calculated on a net revenue basis regarding the administrative fee, was sizeable for certain Retirement Funds, but generally not unreasonable under the circumstances. The Independent Trustees recognized that the Investment Manager and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on their review, determined that the estimated profitability to the Investment Manager with respect to its relationship with each Fund did not, in any case, appear to be excessive.

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Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Independent Trustees considered the following information. The comparative performance, fee, and expense information was prepared and provided by Broadridge and was not independently verified by the Independent Trustees.

With respect to all Funds, the Independent Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6) shares of the Funds against their respective Broadridge Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2019. Institutional Class performance (or, in the case of the Retirement Funds, Class R6 performance) relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class (or, in the case of the Retirement Funds, Class R6) shares are also noted below with respect to the relevant periods of underperformance. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Independent Trustees reviewed, among other information, information provided by Broadridge comparing each Fund’s advisory fee or management fee, as applicable, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6)) to the Funds’ respective Broadridge Expense Groups for the most recently reported fiscal year. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Independent Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. For those Funds whose fees or expenses were higher than the Broadridge Expense Group median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Independent Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile corresponding to low fees and expenses the fifth quintile corresponding to high fees and expenses.

Retirement Funds and Allocation Funds:

∎	2020 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-,

five- and ten-year periods (in the fifth quintile for the one- and ten-year periods and in the fourth quintile for the three- and five-year periods). As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the fourth quintile) and below median for the institutional expense group (in the first quintile)(on a net basis).

∎	2025 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, and five-year periods (in the fifth quintile for the one-year period and in the fourth quintile for the three- and five-year periods). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for both the retail and institutional expense groups (in the third quintile)(on a net basis).

∎	2030 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, five, and ten-year periods and in the fourth quintile for the three-year period). As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for the retail and at the median for the institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	2035 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three- and five-year periods (in the fifth quintile for the one- and five-year periods and in the fourth quintile for the three-year period). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the third quintile) and below median for the institutional expense group (on a net basis).

∎	2040 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, five- and ten-year periods and in the fourth quintile for the three-year period). As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎

2045 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three- and five-year periods (in the fifth quintile for the one- and five-year periods and in the fourth quintile for the three-year period). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As compared to

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its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the third quintile) and below median for the institutional expense group (on a net basis).

∎	2050 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile for the one-, five- and ten-year periods and in the fourth quintile for the three-year period). As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	2055 Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three- and five-year periods (in the fifth quintile). The Fund’s inception date was December 19, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the third quintile) and below median for the institutional expense group (on a net basis).

∎	Multi Asset Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s contractual advisory fees were below median for the retail and at the median for the institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	Global Allocation Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the third quintile) and above median for the three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were above median for both the retail and institutional expense groups (ranked third out of four), and total expense ratio were below median for the retail and institutional expense groups (on a net basis).

∎	Global Dynamic Allocation Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile) and above median for the three-, and five-year periods. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratio were below median for the retail and institutional expense groups (on a net basis).

AllianzGI Funds:

∎	Best Styles Global Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and three-year periods. The Fund’s inception date was December 3, 2013 and the inception date for Class A shares and Institutional Class shares was September 4, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratio were below median for both the retail and institutional expense groups (on a net basis).

∎	Best Styles International Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and three-year periods. The Fund’s inception date was December 9, 2014 and the inception date for Class A shares and Institutional Class shares was April 26, 2016 and December 9, 2014, respectively, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Best Styles U.S. Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and three-year periods. The Fund’s inception date was December 1, 2014 and the inception date for Class A shares and Institutional Class shares was April 26, 2016 and December 1, 2014, respectively, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for both the retail and institutional expense groups (on a net basis).

∎	Convertible Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratio were below median for both the retail and institutional expense groups (on a net basis).

∎	Core Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the since-inception period. The Fund’s inception date was May 30, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratios were below median for the institutional expense group (on a net basis).

∎	Core Plus Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the since-inception period. The Fund’s inception date was May 30, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratio were below median for the institutional expense group (on a net basis).

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∎	Emerging Markets Consumer Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one- and three-year periods (in the fifth quintile and in the fourth quintile, respectively). The Fund’s inception date was December 1, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the fourth quintile) and at median for the institutional expense group (on a net basis).

∎	Emerging Markets Debt Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile) and above median for the three-year period. The Fund’s inception date was September 15, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the third quintile) and at median for the institutional expense group (on a net basis).

∎	Emerging Markets Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one- and three-year periods. The Fund’s inception date was December 1, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were above median for the retail expense group (in the fourth quintile) and at median for the institutional expense group (on a net basis).

∎	Floating Rate Note Fund (formerly, AllianzGI Real Estate Debt Fund): As compared to its Broadridge Performance Universe (which consists of all retail and institutional ultra-short obligation funds), the Fund’s performance was below median for the one-year period (in the fourth quintile). The Fund’s inception date was December 27, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group (which consists of the fund and six other ultra-short obligation funds), the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratio was below median for the institutional expense group (on a net basis). The Independent Trustees noted the Floating Rate Note Fund underwent a repositioning during the one-year period ended March 31, 2019, and that, prior to February 1, 2019, it was managed pursuant to a different strategy as AllianzGI Real Estate Debt Fund.

∎	Global High Yield Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile). The Fund’s inception date was May 3, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratio was at median for the institutional expense group (on a net basis).
∎	Global Sustainability Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one- and three-year periods (in the third and fourth quintiles, respectively). The Fund’s inception date was December 9, 2014, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	Global Water Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, five- and ten-year periods. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were above median for both the retail and institutional expense groups (in the fifth quintile), and total expense ratios were below the median for the retail and institutional expense groups (on a net basis).

∎	High Yield Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fourth quintile). As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were at median for the retail and institutional expense groups (on a net basis).

∎	International Small-Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three- and five- year periods (in the fifth quintile for the one-year period, in the fourth quintile for the three-year period and in the third-quintile for the five-year period) and above median for the ten-year period. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were at median for the institutional expense group and below median for the retail expense group, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	Micro Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, five- and ten-year periods (in the fifth quintile). As compared to its Broadridge Expense Group, the Fund’s contractual management fees were at median for the institutional expense group and below median for the retail expense group, and total expense ratios were above median for the retail and institutional expense groups (in the third and fourth quintiles, respectively) (on a net basis).

∎	NFJ Emerging Markets Value Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-year period (in the fourth quintile) and above median for the three- and five-year periods. The Fund’s inception date was December 18, 2012, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

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∎	PerformanceFee Managed Futures Strategy Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was December 18, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratios were below the median for the institutional expense group (on a net basis).

∎	PerformanceFee Structured US Equity Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was December 18, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratios were below the median for the institutional expense group (on a net basis).

∎	PerformanceFee Structured US Fixed Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-year period. The Fund’s inception date was December 18, 2017, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratios were below median for the institutional expense group (on a net basis).

∎	Preferred Securities and Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the since-inception period. The Fund’s inception date was May 30, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for the institutional expense group, and total expense ratios were below median for the institutional expense group (on a net basis).

∎	Short Duration High Income Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one- and three-year periods (in the fifth quintile) and at the median for the five-year period. The Fund’s inception date was October 3, 2011, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	Structured Return Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, and five-year periods. The Fund’s inception date was December 3, 2012 and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).
∎	Short Term Bond Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the since-inception period. The Fund’s inception date was August 23, 2018, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

∎	Ultra Micro Cap Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was below median for the one-, three-, and five-year periods (in the fifth quintile) and above median for the ten-year period. As compared to its Broadridge Expense Group, the Fund’s contractual management fees was at median for the institutional expense group and was above median for the retail expense group (in the fourth quintile), and total expense ratios were above median for the retail and institutional expense groups (in the fifth quintile) (on a net basis).

∎	U.S. Equity Hedged Fund: As compared to its Broadridge Performance Universe, the Fund’s performance was above median for the one-, three-, and five-year periods. The Fund’s inception date was December 3, 2012, and does not accordingly have all performance periods reflected. As compared to its Broadridge Expense Group, the Fund’s contractual management fees were below median for both the retail and institutional expense groups, and total expense ratios were below median for the retail and institutional expense groups (on a net basis).

Conclusions

After reviewing these and other factors described herein, the Independent Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and in their business judgment, that they were satisfied with the Investment Manager’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Independent Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued, taking into account the Investment Manager’s agreement to observe waivers for certain Funds. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously concluded that the continuation of the Agreements with respect to the Funds was in the interests of the Funds and their shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to

402	September 30, 2019 |	Annual Report

access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

The chart below identifies the Trustees and Officers of the Trust, as of the date of the filing. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Funds’ Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C and R) or 1-800-498-5413 (Class P, Class R6, Institutional and Administrative classes).

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees(1)

Alan Rappaport 1953 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	64	None

Sarah E. Cogan	1/2019 to present

Of Counsel, Simpson Thacher & Bartlett LLP (law firm) (“STB”); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since

2013).

			92*	None

Deborah A DeCotis 1952	6/2014 to present

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).

			92*	None

F. Ford Drummond 1962	1/2006 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	64	Director, Bancfirst Corporation

Thomas J. Fuccillo† 1968	3/2019 to present	Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 63 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.	64	None

Bradford K. Gallagher 1959	12/2014 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013)	92*	None

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Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Erick R. Holt† 1952	12/2017 to present	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006 – April 2018) of Allianz Asset Management GmbH.	64	None

James A. Jacobson 1945	12/2014 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	92*	Formerly, Trustee Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	12/2014 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92*	None

James S. MacLeod 1947	12/2014 to present	Executive Chairman of the Board, CoastalSouth Bancshares, Inc.; Chairman, CoastalStates Bank; Vice Chairman of the Board and Member of Executive Committee, University of Tampa; Trustee, MUSC Foundation and Director, Mortgage Bankers Association of America. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	64	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

William B. Ogden, IV 1945	12/2014 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92*	None

Davey S. Scoon 1946	1/2006 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	64	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013—2016); Director, Orthofix International N.V. (2011—2015); and Chairman, Tufts Health Plan (1997—2014).

*	Includes 28 PIMCO Funds that the Trustee currently presides over.
(1)

“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(†)	Messrs. Fuccillo and Holt are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager/Adviser and its affiliates.

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Allianz Funds Multi-Strategy Trust—Officers

Name, Address and Year of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 64 funds in the Fund Complex and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten 1971 Treasurer, Principal Financial and Accounting Officer	4/2018 to present	Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine 1964 Chief Legal Officer and Secretary	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer of 64 funds in the Fund Complex and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	4/2013 to present	Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 64 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex.

Craig Ruckman 1977 Assistant Secretary	12/2017 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the Fund Complex. Formerly, Associate of K/L Gates LLP (2012-2016).

*	The officers of the Trust are elected annually by the Board of Trustees.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

406	September 30, 2019 |	Annual Report

Allianz Funds Multi-Strategy Trust

Trustees

Alan Rappaport

Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Bradford K. Gallagher

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Scott Whisten

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Craig A. Ruckman

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

State Street Bank and Trust Company, which has delegated its obligations as transfer agent to:

DST Asset Manager Solutions, Inc.

(Class A, Class C and Class R shares)

P.O. Box 219723

Kansas City, MO 64121-9723

(Class P, Institutional Class, Class R6 and Administrative Class shares)

P.O. Box 219968

Kansas City, MO 64121-9968

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors LLC, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

About Allianz Global Investors

Allianz Global Investors is a leading active asset manager with over 800 investment professionals in 25 offices worldwide and managing $608 billion in assets for individuals, families and institutions.*

Active is the most important word in our vocabulary. Active is how we create and share value with clients. We believe in solving, not selling, and in adding value beyond pure economic gain. We invest for the long term, employing our innovative investment expertise and global resources. Our goal is to ensure a superior experience for our clients, wherever they are based and whatever their investment needs.

Active is: Allianz Global Investors

* Data as of September 30, 2019.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in each Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Funds Multi-Strategy Trust. Allianz Funds and the Allianz Funds Multi-Strategy Trust are distributed by Allianz Global Investors Distributors LLC. © 2019. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750AR_093019

961556

ITEM 2.	CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Trust’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $1,109,663 in 2018 and $1,150,392 in 2019.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2018 and $0 in 2019.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $557,792 in 2018 and $514,451 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)1.

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided; the fees to be charged in connection with the services expected to be provided; a review of the safeguards put into place by the accounting firm to safeguard independence; and periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time it pre-approves a service; it may rely on previous evaluations to the extent it considers appropriate.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit-related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations Trust

Fund merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Federal, state and local income tax compliance; and, sales and use tax compliance, including required filings and amendments

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2018 Reporting Period was $2,998,017 and the 2019 Reporting Period was $1,594,163.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)

The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 13.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: December 3, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: December 3, 2019

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: December 3, 2019